As filed with the Securities and Exchange Commission on November 14, 2008

                                               1933 Act Registration No. 333-

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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                 [ ] Pre-Effective          [ ] Post-Effective
                     Amendment No.              Amendment No.

                         METROPOLITAN SERIES FUND, INC.*
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (617) 578-4036

                               501 Boylston Street
                           Boston, Massachusetts 02116
                       -----------------------------------


                                Michael P. Lawlor
                              MetLife Advisers, LLC
                               501 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                       -----------------------------------

                                    Copy to:

                               John M. Loder, Esq.
                                Ropes & Gray LLP
                             One International Place
                           Boston, Massachusetts 02110



     Approximate Date of Proposed Public Offering. As soon as practicable after this Registration Statement becomes effective.

     The Registrant has registered an indefinite amount of securities of its BlackRock Diversified Portfolio under the Securities Act of 1933 pursuant to
Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 2007 was filed with the Commission on March 27, 2008.

     It is proposed that this filing will become effective on December 15, 2008 pursuant to Rule 488 of the Securities Act of 1933.

     * On behalf of its BlackRock Diversified Portfolio.

                           MET INVESTORS SERIES TRUST
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                December 15, 2008



Dear Contract Owner:

         As a Contract Owner of a variable annuity or variable life insurance contract (the "Contract") issued by MetLife Insurance Company of Connecticut (the "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the Legg Mason Partners Managed Assets Portfolio (the "Legg Portfolio") of Met Investors Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on February 27, 2009. Although you are not directly a shareholder of the Legg Portfolio, some or all of your Contract value is invested, as provided by your Contract, in the Legg Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the Legg Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

         The Prospectus/Proxy Statement describes the proposed reorganization of the Legg Portfolio. If shareholders of the Legg Portfolio approve the reorganization, all of the assets of the Legg Portfolio would be acquired by the BlackRock Diversified Portfolio (the "BlackRock Portfolio"), a series of Metropolitan Series Fund, Inc., in exchange for shares of the BlackRock Portfolio and the assumption by the BlackRock Portfolio of the liabilities of the Legg Portfolio. The BlackRock Portfolio's investment objective is substantially similar to the investment objective of the Legg Portfolio, and BlackRock Portfolio's investment policies are similar to those of the Legg Portfolio.

         You will receive Class A shares of the BlackRock Portfolio having an aggregate net asset value equal to the aggregate net asset value of your Legg Portfolio's shares. Details about the BlackRock Portfolio's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for shareholders and Contract Owners.

         The Board of Trustees has approved the proposal for the Legg Portfolio and recommends that you vote FOR the proposal.

         I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the Special Meeting, you may give your voting instructions in person. If you do not expect to attend the Special Meeting, please complete, date, sign and return the enclosed voting form in the enclosed postage-paid envelope. You may also transmit your voting instructions by telephone or through the Internet. Instructions on how to complete the voting instructions form or vote by telephone or through the Internet are included immediately after the Notice of Special Meeting.

         If you have any questions about the voting instructions form please call the Trust at 1-800-848-3854. If we do not receive your completed voting instructions form or your telephone or Internet vote within several weeks, you may be contacted by Computshare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

         Thank you for taking this matter seriously and participating in this important process.



                                              Sincerely,

                                              /s/ Elizabeth M. Forget
                                              Elizabeth M. Forget
                                              President
                                              Met Investors Series Trust

                           MET INVESTORS SERIES TRUST
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614

                  Legg Mason Partners Managed Assets Portfolio

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on February 27, 2009

To the Shareholders of Met Investors Series Trust:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Legg Mason Partners Managed Assets Portfolio of Met Investors Series Trust (the "Trust"), a Delaware statutory trust, will be held at the offices of the Trust, 1095 Avenue of the Americas, 40th Floor, New York, New York 10036 on February 27, 2009 at 10:00 a.m. Eastern Time and any adjournments thereof (the "Special Meeting") for the following purpose:

     1. To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of the Legg Mason Partners Managed Assets Portfolio (the "Legg Portfolio") by the BlackRock Diversified Portfolio (the "BlackRock Portfolio"), a series of Metropolitan Series Fund, Inc., in exchange for shares of the BlackRock Portfolio and the assumption by the BlackRock Portfolio of the liabilities of the Legg Portfolio. The Plan also provides for distribution of these shares of the BlackRock Portfolio to shareholders of the Legg Portfolio in liquidation and subsequent termination of the Legg Portfolio. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the Legg Portfolio.

         The Board of Trustees has fixed the close of business on December 1, 2008 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.
                                        By order of the Board of Trustees


                                        Richard C. Pearson
                                        Secretary
December 15, 2008

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONE OR INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

         The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instructions form.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

         3. All Other Accounts: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:



         Registration                                      Valid Signature
         Corporate Accounts

         (1)      ABC Corp. . . . . . . . . . . .  . . . . ABC Corp.

         (2)      ABC Corp. . . . . . . . . . . . .. . . . John Doe, Treasurer

         (3) ABC Corp.
                  c/o John Doe, Treasurer . . . . .. . . . John Doe

         (4)      ABC Corp. Profit Sharing Plan . . . .   John Doe, Trustee

         Trust Accounts

         (1)      ABC Trust . . . . . . . . . . . . .      Jane B. Doe, Trustee

         (2) Jane B. Doe, Trustee
                  u/t/d 12/28/78 . . . . . . . . . .       Jane B. Doe

         Custodial or Estate Accounts

         (1) John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . ..    John B. Smith

         (2)      Estate of John B. Smith . . . . . .    John B. Smith, Jr., Executor


                      INSTRUCTIONS FOR VOTING BY TELEPHONE

Call 1-866-235-4258 and follow the simple instructions. Have your proxy ready.

You do not need to return your voting instructions form if you vote by telephone.


                    INSTRUCTIONS FOR VOTING OVER THE INTERNET

To provide voting instructions via the Internet follow the four easy steps below.

1. Read the accompanying proxy information and voting instructions form.

2. Go to www.proxy-direct.com.

3. Enter the "CONTROL NO." and "SECURITY CODE" from the upper right hand corner of your voting instructions form.

4. Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via the Internet.

                            ACQUISITION OF ASSETS OF

                  LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
                                   a series of
                           Met Investors Series Trust
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854

                        BY AND IN EXCHANGE FOR SHARES OF

                         BLACKROCK DIVERSIFIED PORTFOLIO
                                   a series of
                         Metropolitan Series Fund, Inc.
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                 (800) 638-7732

                           PROSPECTUS/PROXY STATEMENT

                             DATED DECEMBER 15, 2008


         This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of Met Investors Series Trust's Legg Mason Partners Managed Assets Portfolio (the "Legg Portfolio") for consideration at a Special Meeting of Shareholders to be held February 27, 2009 at 10:00 a.m. Eastern time at the offices of the Met Investors Series Trust, 1095 Avenue of the Americas, 40th Floor, New York, New York 10036, and any adjournments thereof (the "Meeting").

                                     GENERAL

         Subject to the approval of the Legg Portfolio's shareholders, the Board of Trustees of Met Investors Series Trust (the "Trust") has approved the proposed reorganization of the Legg Portfolio into the BlackRock Diversified Portfolio (the "BlackRock Portfolio"), a series of Metropolitan Series Fund, Inc. (the "Fund"). The Legg Portfolio and the BlackRock Portfolio are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

         MetLife Insurance Company of Connecticut (the "Insurance Company"), an affiliate of Metropolitan Life Insurance Company ("MetLife"), a New York life insurance company, is the record owner of the Legg Portfolio's shares and at the Meeting will vote the shares of the Legg Portfolio held in its separate accounts.

         As an owner of a variable annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of the Legg Portfolio that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of the Legg Portfolio, you have this right because some or all of your Contract value is invested, as provided by your Contract, in the Legg Portfolio. For simplicity, in this Prospectus/Proxy Statement:

          o "Record Holder" of the Legg Portfolio refers to the Insurance Company which holds the Legg Portfolio's shares of record, unless indicated otherwise in this Prospectus/Proxy Statement;

          o "shares" refers generally to your shares of beneficial interest in the Legg Portfolio; and

          o    "shareholder" or "Contract Owner" refers to you.

         In the reorganization, all of the assets of the Legg Portfolio will be acquired by the BlackRock Portfolio in exchange for Class A shares of the BlackRock Portfolio and the assumption by the BlackRock Portfolio of the liabilities of the Legg Portfolio (the "Reorganization"). If the Reorganization is approved, Class A shares of the BlackRock Portfolio will be distributed to each Record Holder in liquidation of the Legg Portfolio, and the Legg Portfolio will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of the BlackRock Portfolio which have an aggregate net asset value equal to the aggregate net asset value of your shares of the Legg Portfolio.

         The BlackRock Portfolio is a separate diversified series of the Fund, a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Legg Portfolio is a separate diversified series of the Trust, a Delaware statutory trust, which is also an open-end management investment company registered under the 1940 Act. The primary investment objective of the Legg Portfolio is substantially similar to that of the BlackRock Portfolio, as follows:



------------------------------------------------------- -------------------------------------------------------------
                      Portfolio                                             Investment Objective
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------

Legg Portfolio                                          High total return.
------------------------------------------------------- -------------------------------------------------------------
------------------------------------------------------- -------------------------------------------------------------
BlackRock Portfolio                                     High total
                                                        return while attempting
                                                        to limit investment risk
                                                        and preserve capital.
------------------------------------------------------- -------------------------------------------------------------

         The principal investment strategies of the Legg Portfolio are similar to those of the BlackRock Portfolio. Each Portfolio invests a portion of its assets in equity securities and a portion of its assets in fixed-income securities. For each Portfolio, the amount invested in a particular asset class will vary depending on a broad range of market and economic trends and quantitative factors such as the general outlook for the equity and bond markets, the general level of common stock prices and interest rates.

         Although the equity portion of each Portfolio is primarily invested in a diversified portfolio of equity securities of large U.S. companies, the equity portion of the BlackRock Portfolio uses an investment approach that blends growth and value. The Legg Portfolio may invest up to 20% of its assets in foreign equity securities, but the equity portion of the BlackRock Portfolio generally does not expect to invest in foreign equity securities.

         Although the fixed-income portion of each Portfolio may invest in the same types of fixed-income securities, there are differences between the Portfolios. The BlackRock Portfolio tries to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index, while the Legg Portfolio's duration generally is within +/- 20% of the Lehman Government/Credit Bond Index's duration. The fixed-income portion of the BlackRock Portfolio may invest up to 20% of its total assets in high-yield securities and up to 20% of its total assets in foreign securities, including up to 10% in emerging markets, provided that the fixed-income portion of the Portfolio may not invest more than 30% of its total assets in high-yield securities and foreign securities, including emerging markets, combined. Although the Legg Portfolio may invest in high-yield debt securities, the Portfolio has adopted an operating policy that prohibits it from investing more than 10% of its assets in securities rated lower than BBB by Standard & Poor's, Baa by Moody's or, if unrated by such rating services, are, in the opinion of the Portfolio's subadviser, of equivalent quality. Although the Legg Portfolio may invest in debt instruments of foreign companies, the Portfolio's investments in these securities is not expected to exceed 20% of the Portfolio's assets.

         A portion of the Legg Portfolio's assets are allocated to investments in convertible securities. In comparison, the BlackRock Portfolio's fixed-income investments may include convertible securities but are not required to do so.

         This Prospectus/Proxy Statement explains concisely the information about the BlackRock Portfolio that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (the "SEC"):


--------------------------------------------------------------------- --------------------------------------------------
Information about the Legg Portfolio:                                 How to Obtain this Information:
-------------------------------------                                 -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of the Trust relating to the Legg Portfolio,                Copies are available upon request and without
dated April 28, 2008, as supplemented                                  charge if you:


Statement of Additional Information of the Trust relating to the       o Write to the Trust at the address
Legg Portfolio, dated April 28, 2008, as supplemented                    listed on the cover page of this
                                                                         Prospectus/Proxy Statement; or
Annual Report of the Trust relating to the Legg
Portfolio for the year ended December 31, 2007                         o Call (800) 848-3854 toll-free.

Semi-Annual Report of the Trust relating to the Legg
Portfolio for the six-month period ended June 30, 2008
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Information about the BlackRock Portfolio:                            How to Obtain this Information:
------------------------------------------                            -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Prospectus of the Fund relating to the BlackRock                       A copy is available upon request and
Portfolio, dated April 28, 2008, as supplemented, which                without charge if you:
accompanies this Prospectus/Proxy Statement
                                                                      o  Write to the Fund at the address listed
Statement of Additional Information of the Fund relating to the          on the cover page of this Prospectus/Proxy
BlackRock Portfolio, dated April 28, 2008                                Statement; or

Annual Report of the Fund relating to the BlackRock Portfolio for     o  Call (800) 638-7732 toll-free.
the year ended December 31, 2007

Semi-Annual Report of the Fund relating to the BlackRock
Portfolio for the six month period ended June 30, 2008
--------------------------------------------------------------------- --------------------------------------------------
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Information about the Reorganization:                                 How to Obtain this Information:
-------------------------------------                                 -------------------------------
--------------------------------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------- --------------------------------------------------
Statement of Additional Information, dated December 15, 2008,           A copy is available upon request and
which relates to this Prospectus/Proxy Statement                        without charge if you:
and the Reorganization

                                                                        o  Write to the Fund at the address listed
                                                                           on the cover page of this Prospectus/Proxy
                                                                           Statement; or

                                                                        o  Call (800) 638-7732 toll-free.
--------------------------------------------------------------------- --------------------------------------------------

     You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, or the SEC's Chicago Regional Office located at 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604 and the SEC's New York Regional Office located at 3 World Financial Center, Suite 400, New York, NY 10281-1022. Information on the operation of the Public Reference Branch may be obtained by calling (202) 551-8090.

         Information relating to the Legg Portfolio contained in the Prospectus of the Trust dated April 28, 2008 (SEC File No. 811-10183) is incorporated by reference into this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to the BlackRock Portfolio contained in the Prospectus of the Fund dated April 28, 2008 (SEC File No. 811-03618) also is incorporated by reference into this document. The Statement of Additional Information dated December 15, 2008 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Trust relating to the Legg Portfolio for the year ended December 31, 2007 and for the six-month period ended June 30, 2008, and of the Fund relating to the BlackRock Portfolio for the year ended December 31, 2007 and for the six-month period ended June 30, 2008, and the pro forma financials of the Fund relating to the BlackRock Portfolio for the twelve-month period ended June 30, 2008, is incorporated by reference into this document.

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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
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         An investment in the BlackRock Portfolio through a Contract:

o    is not a deposit of, or guaranteed by, any bank

o is not insured by the FDIC, the Federal Reserve Board or any other government agency

o    is not endorsed by any bank or government agency

o involves investment risk, including possible loss of the purchase payment of your original investment



                                TABLE OF CONTENTS
                                                                                                               Page

SUMMARY                                                                                                           7
         Why is the Reorganization being proposed?................................................................7
         What are the key features of the Reorganization?.........................................................7
         After the Reorganization, what shares of the BlackRock Portfolio will I own?.............................7
         How will the Reorganization affect me?...................................................................8
         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?..............................................................................8
         How do the Trustees recommend that I vote?...............................................................9
         How do the Portfolios' investment objectives, principal investment strategies and risks compare?.........9
         How do the Portfolios' fees and expenses compare?.......................................................13
         How do the Portfolios' performance records compare?.....................................................15
         Who will be the Adviser, Subadviser and Portfolio Manager of my Portfolio after the Reorganization?
         What will the advisory and subadvisory fees be after the Reorganization?................................17
         What will be the primary federal tax consequences of the Reorganization?................................19
RISKS                                                                                                            20
         Are the risk factors for the Portfolios similar?........................................................20
         What are the primary risks of investing in each Portfolio?..............................................20
         Are there any other risks of investing in each Portfolio?...............................................24
INFORMATION ABOUT THE REORGANIZATION                                                                             26
         Reasons for the Reorganization..........................................................................26
         Agreement and Plan of Reorganization....................................................................27
         Federal Income Tax Consequences.........................................................................29
         Pro Forma Capitalization................................................................................30
         Distribution of Shares..................................................................................31
         Purchase and Redemption Procedures......................................................................32
         Exchange Privileges.....................................................................................32
         Dividend Policy.........................................................................................32
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS                                                                  33
         Form of Organization....................................................................................33
         Capitalization..........................................................................................33
         Shareholder Liability...................................................................................34
         Shareholder Meetings and Voting Rights..................................................................34
         Liquidation.............................................................................................35
         Liability and Indemnification of Trustees/Directors.....................................................35
VOTING INFORMATION CONCERNING THE MEETING                                                                        36
         Shareholder Information.................................................................................39
         Control Persons and Principal Holders of Securities.....................................................39
FINANCIAL STATEMENTS AND EXPERTS.................................................................................40
LEGAL MATTERS....................................................................................................40
ADDITIONAL INFORMATION...........................................................................................40
OTHER BUSINESS...................................................................................................40
EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATON...............A-1


SUMMARY

     THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY STATEMENT AND EXHIBIT A.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and the form of Agreement and Plan of Reorganization (previously defined as the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

      Why is the Reorganization being proposed?

         The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The Legg Portfolio has experienced net outflows in every quarter since it became a series of the Trust in May 2006. Moreover, the Legg Portfolio is not expected to garner sufficient assets in order to achieve economies of scale. In addition, the advisory fee and total fund operating expenses of the BlackRock Portfolio immediately after the Reorganization are expected to be less than those of the Legg Portfolio. The Reorganization may allow the merged Portfolio to achieve operational efficiencies. Therefore, the Trustees believe that the Reorganization is in the best interests of the Legg Portfolio and its shareholders.

      What are the key features of the Reorganization?

         The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

o the transfer in-kind of all of the assets of the Legg Portfolio to the BlackRock Portfolio in exchange for Class A shares of the BlackRock Portfolio;

o the assumption by the BlackRock Portfolio of all of the liabilities of the Legg Portfolio;

o the liquidation of the Legg Portfolio by distribution of Class A shares of the BlackRock Portfolio to the Legg Portfolio's shareholders; and

o the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

     The Reorganization is expected to be completed on or about May 1, 2009.

      After the Reorganization, what shares of the BlackRock Portfolio will I own?

         If you own Class A of the Legg Portfolio, you will own Class A of the BlackRock Portfolio.

         The new shares you receive will have the same total value as your shares of the Legg Portfolio as of the close of business on the day immediately prior to the Reorganization.

      How will the Reorganization affect me?

         It is anticipated that the Reorganization will affect you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

o OPERATING EFFICIENCIES: Upon the Reorganization of the Legg Portfolio into the BlackRock Portfolio, operating efficiencies may be achieved by the BlackRock Portfolio because it will have a greater level of assets. As of September 30, 2008, the Legg Portfolio's total net assets were approximately $185 million while the BlackRock Portfolio's total net assets were approximately $1.40 billion.

o COST CONSIDERATIONS: The total operating expenses for the twelve-month period ended June 30, 2008 were lower for the BlackRock Portfolio's Class A shares than the Legg Portfolio's Class A shares. Total operating expenses for Class A shares of the Legg Portfolio for the twelve-month period ended June 30, 2008 were 0.63%, while total operating expenses for Class A shares of the BlackRock Portfolio for that same period were 0.50%. Assuming consummation of the Reorganization had occurred on July 1, 2007, the total operating expenses, for the twelve-month period ended June 30, 2008 for Class A shares of the BlackRock Portfolio would have been 0.49%.

         The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Fund will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. The Insurance Company will keep the same separate accounts. Your Contract values will be allocated to the same separate account and that separate account will invest in the BlackRock Portfolio after the Reorganization. After the Reorganization your Contract values will depend on the performance of the BlackRock Portfolio rather than that of the Legg Portfolio. The Legg Portfolio will pay for the costs of the Meeting, this proxy solicitation and any adjourned session. The costs to be paid by the Legg Portfolio ultimately will be borne by the Portfolio's shareholders and are less than the expected savings for the Legg Portfolio's shareholders due to the operational efficiencies incurred due to the Reorganization.

         Like the Legg Portfolio, the BlackRock Portfolio will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class A shares of the BlackRock Portfolio.

      Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

         The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class A shares of the BlackRock Portfolio. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.

      How do the Trustees recommend that I vote?

         The Trustees of the Trust, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interests of the Legg Portfolio and its shareholders, and that the Legg Portfolio's shareholders' interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of the Legg Portfolio.

          THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED
                            REORGANIZATION

         The Directors of the Fund have approved the Plan on behalf of the BlackRock Portfolio and its shareholders.

      How do the Portfolios' investment objectives, principal investment strategies and risks compare?

         The investment objective of the Legg Portfolio is substantially similar to that of the BlackRock Portfolio, and the principal investment strategies of the Portfolios are similar. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees/Directors without shareholder approval.

         The following table compares the Legg Portfolio's and BlackRock Portfolio's investment objectives and principal investment strategies, as set forth in the Prospectuses and Statements of Additional Information relating to the Portfolios.



   ------------------ ------------------------------------------------ ---------------------------------------------------
                                      Legg Portfolio                                  BlackRock Portfolio
   ------------------ ------------------------------------------------ ---------------------------------------------------
   ------------------ ------------------------------------------------ ---------------------------------------------------
   Investment         High total return.                               High total return while attempting to limit
   Objective                                                           investment risk and preserve capital.
   ------------------ ------------------------------------------------ ---------------------------------------------------
   ------------------ ------------------------------------------------ ---------------------------------------------------
   Principal          The Portfolio allocates its assets among asset   Under normal circumstances, the Portfolio invests
   Investment         classes providing for capital growth, capital    its assets in equity securities and fixed-income
   Strategies         stability, and income.  Assets are allocated     securities. The amount of assets invested in
                      to stocks and fixed-income securities based      each type of security will depend upon economic
                      upon a risk/return analysis.  Normally, the      conditions, the general level of common stock
                      Portfolio's assets will be invested 60% in       prices, interest rates and other relevant
                      stocks and 40% in fixed-income securities.  A    considerations, including the risks associated
                      subadviser to the Portfolio periodically         with each type of security.
                      adjusts the tactical targets of the asset
                      classes based upon the subadviser's outlook
                      for the equity and bond markets in general and
                      the performance outlook for the portfolios.
   ------------------ ------------------------------------------------ ---------------------------------------------------
   ------------------ ------------------------------------------------ ---------------------------------------------------
                      The equity portion of the Portfolio is           The equity portion of the Portfolio is primarily
                      primarily invested in stocks of large U.S.       invested in a diversified portfolio of equity
                      companies representing a wide range of           securities of large-cap companies located in the
                      industries; and the subadviser uses an           United States; and the subadviser uses an
                      investment approach that blends growth and       investment approach that blends growth and value
                      value investing.  The subadviser uses a          investing.  The subadviser also uses both a
                      quantitative approach to manage the equity       quantitative and qualitative approach to manage
                      portion of the Portfolio.                        the equity portion of the Portfolio.
   ------------------ ------------------------------------------------ ---------------------------------------------------
   ------------------ ------------------------------------------------ ---------------------------------------------------
                      The fixed-income portion of the Portfolio is     The fixed-income portion of the Portfolio is
                      primarily invested in U.S. dollar-denominated    invested in investment grade fixed-income
                      fixed-income securities and other debt           securities, including debt securities issued by
                      instruments of U.S. and foreign entities,        the U.S. Treasury or any U.S. government agency;
                      including corporate bonds; securities issued     mortgage-backed securities (both privately issued
                      or guaranteed by the U.S. government, its        and issued or guaranteed by the U.S. government
                      agencies or instrumentalities; mortgage-backed   or its agencies, authorities or
                      securities; and money market instruments.  As    instrumentalities) and asset-backed securities,
                      of September 30, 2008, the fixed-income          including collateralized mortgage obligations and
                      portion of the Portfolio had a duration of 5.2   collateralized debt obligations; U.S.
                      years.  The Portfolio's duration is generally    dollar-denominated debt securities of foreign
                      within +/- 20% of the Lehman Government/Credit   issuers and corporate debt.  The Portfolio tries
                      Bond Index's duration.                           to maintain a duration generally within 1 1/2 years
                                                                       of the Lehman Brothers Aggregate Bond Index.  As
                                                                       of September 30, 2008, the fixed-income portion
                                                                       of the Portfolio had a duration of 4.6 years.
                      ------------------------------------------------ ---------------------------------------------------
                      ------------------------------------------------ ---------------------------------------------------
                      Although not a principal investment strategy,    The fixed-income portion of the Portfolio may
                      the Portfolio may invest in high-yield debt      invest up to 20% of its total assets in high-
                      securities, provided no more than 10% of the     yield securities.  The Portfolio is not
                      Portfolio's assets are invested in such          limited to purchasing high-yield securities
                      securities. The Portfolio does not purchase      within particular rating categories.
                      any debt securities rated B or lower or
                      securities of equivalent quality.
   ------------------ ------------------------------------------------ ---------------------------------------------------
   ------------------ ------------------------------------------------ ---------------------------------------------------
                      The Portfolio may invest up to 20% of its        Although, the equity portion of the Portfolio may
                      assets in foreign equity securities. Although    invest in foreign securities, it does not
                      the Portfolio may invest in emerging markets,    currently expect to do so.
                      it does not currently expect to do so.
                      ------------------------------------------------ ---------------------------------------------------
                      ------------------------------------------------ ---------------------------------------------------
                      The fixed-income portion of the Portfolio may    The fixed-income portion of the Portfolio may
                      include investments in debt instruments of       invest up to 20% of its total assets in foreign
                      foreign entities.  The Portfolio's investments   securities, including up to 10% in emerging
                      in foreign securities will not exceed 20%.       markets.  The fixed-income portion of the
                                                                       Portfolio may not invest  more  than 30% of its
                                                                       total  assets  in  high-yield securities  and  foreign
                                                                       securities,   including  emerging markets, combined.


                      ------------------------------------------------ ---------------------------------------------------
                      ------------------------------------------------ ---------------------------------------------------
                      The Portfolio may invest up to 15% of its        The Portfolio may use futures contracts, options,
                      assets in credit default swaps.  The Portfolio   swaps and other derivatives to attempt to reduce
                      may also invest up to 33 1/3% of its assets in   the interest rate or currency risk of the
                      mortgage to-be-announced (TBA) securities.       Portfolio or to adjust the Portfolio's duration.
                      ------------------------------------------------ ---------------------------------------------------
                      ------------------------------------------------ ---------------------------------------------------
                      A portion of the Portfolio's assets are          Although the Portfolio does not allocate a fixed
                      allocated to investments in convertible          portion of its assets to investments in
                      securities.                                      convertible securities, its fixed-income
                                                                       investments may include investments in
                                                                       convertible securities.
   ------------------ ------------------------------------------------ ---------------------------------------------------


         The principal risks of investing in the Legg Portfolio are similar to those of investing in the BlackRock Portfolio. The Portfolios' principal risks as well as other risks to which the Portfolios may be subject include:

o Market risk - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. A Portfolio's investment performance may also be harmed by potentially rapid changes in the prices of equity securities.

o Market capitalization risk - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; stocks of smaller companies may be affected to a greater extent than larger companies by general economic changes and conditions in particular industries.

o Investment style risk - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment.

o Foreign investment risk - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject. These risks are increased for emerging market securities.

o Interest rate risk - the value of investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down.

o Credit risk - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis.

o Mortgage-related securities risk - the value of investments in mortgage-related securities may fluctuate in response to changes in interest rates. Mortgage-related securities are also subject to the risk that issuers will prepay the principal prior to the securities' maturity causing the value of a Portfolio's shares to fluctuate.

o Portfolio allocation risk - the allocation and reallocation of a Portfolio's assets among asset classes may not produce the desired results.

o High yield debt security risk - high yield debt securities may be more susceptible to credit risk and market risk than higher quality debt securities because these lower rated debt securities are less secure financially and more sensitive to downturns in the economy.

o Credit default swap risk - because of the complexity of credit default transactions, the investment performance of a Portfolio that engages in such transactions may be less favorable than it would have been if the Portfolio had not entered into such transactions. Credit default arrangements expose each party to an arrangement to the risk of default by the other party.

o Derivatives risk - derivatives may not correlate perfectly with the relevant assets, rates and indices. The use of derivatives can significantly increase a Portfolio's exposure to market risk or credit risk of the counterparty.


         The Legg Portfolio may invest for temporary defensive purposes some or all of the assets in money market securities or utilize other investment strategies that may be inconsistent with the Portfolio's principal investment strategy. Temporary defensive instruments generally include U.S. government securities, bank time deposits denominated in the currency of any major nation, commercial paper and repurchase agreements. The Legg Portfolio's subadviser may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. The BlackRock Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The types of high-quality instruments in which the BlackRock Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objectives.

         For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

         The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectus and Statement of Additional Information of each of the Portfolios.

     Although the Legg Portfolio and the BlackRock Portfolio have substantially similar investment objectives and similar principal investment strategies, it is anticipated that some of the securities held by the Legg Portfolio will be sold in order to comply with the policies and investment practices of the BlackRock Portfolio in connection with the Reorganization. If such sales occur, any transaction costs, other than brokerage commissions, will be borne by the BlackRock Portfolio. Met Investors Advisory, LLC will bear the cost of any brokerage commissions.

      How do the Portfolios' fees and expenses compare?

         The Legg Portfolio offers one class of shares: Class A. The BlackRock Portfolio offers three classes of shares: Class A, Class B and Class E. You will not pay any initial or deferred sales charge in connection with the Reorganization.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding Class A shares of each of the Portfolios. The information for "BlackRock Portfolio (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

         The amounts for the Class A shares of the Legg Portfolio and BlackRock Portfolio set forth in the following tables and the examples are based on the expenses for the Legg Portfolio and the BlackRock Portfolio, respectively, for the twelve-month period ended June 30, 2008. The amounts for Class A shares of the BlackRock Portfolio (Pro Forma) set forth in the following table and in the example are based on what the expenses of the BlackRock Portfolio would have been for the twelve-month period ended June 30, 2008, had the Reorganization taken place as of July 1, 2007.

         THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.





              Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
              --------------------------------------------------------------------------------------

------------------------------------------------- -------------------- ------------------- -----------------------
                                                                                            BlackRock Portfolio
                                                         Legg              BlackRock            (Pro Forma)
                                                       Portfolio           Portfolio          -----------------
------------------------------------------------- -------------------- ------------------- -----------------------
------------------------------------------------- -------------------- ------------------- -----------------------
                                                        Class A             Class A               Class A
------------------------------------------------- -------------------- ------------------- -----------------------
------------------------------------------------- -------------------- ------------------- -----------------------
Management Fees                                          0.50%               0.44%                 0.44%
------------------------------------------------- -------------------- ------------------- -----------------------
------------------------------------------------- -------------------- ------------------- -----------------------
Distribution and 12b-1 Fees                              0.00%               0.00%                 0.00%
------------------------------------------------- -------------------- ------------------- -----------------------
------------------------------------------------- -------------------- ------------------- -----------------------
Other Expenses                                           0.13%               0.06%                 0.05%
------------------------------------------------- -------------------- ------------------- -----------------------
------------------------------------------------- -------------------- ------------------- -----------------------
Total Annual Portfolio Operating Expenses                0.63%               0.50%                 0.49%
------------------------------------------------- -------------------- ------------------- -----------------------

         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Legg Portfolio versus the BlackRock Portfolio and the BlackRock Portfolio (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

         THE EXAMPLES DO NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.



         Examples of Portfolio Expenses

------------------------- --------------------------------------------------------------------------------------------
                                                                Legg Portfolio
------------------------- --------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                One Year              Three Years             Five Years              Ten Years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class A                            $64                    $202                   $351                   $786
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- --------------------------------------------------------------------------------------------
                                                              BlackRock Portfolio
------------------------- --------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                One Year              Three Years             Five Years              Ten Years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class A                            $51                    $160                   $280                   $628
------------------------- ---------------------- ----------------------- ---------------------- ----------------------




------------------------- --------------------------------------------------------------------------------------------
                                                        BlackRock Portfolio (Pro Forma)
------------------------- --------------------------------------------------------------------------------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                One Year              Three Years             Five Years              Ten Years
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Class A                            $50                    $157                   $274                   $616
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


      How do the Portfolios' performance records compare?

         The following charts show how Class A shares of the Legg Portfolio and the BlackRock Portfolio have performed for the last ten calendar years. Past performance is not an indication of future results.

         PAST PERFORMANCE DOES NOT REFLECT THE FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

         Year-by-Year Total Return (%)


         These charts should give you a general idea of the risks of investing in the Legg Portfolio and the BlackRock Portfolio by showing how their returns have varied from year-to-year. These charts include the effects of Portfolio expenses. The historical performance shown for the Legg Portfolio's Class A shares prior to May 1, 2006 is the performance of its predecessor fund managed by entities which became affiliates of the Legg Portfolio's investment subadviser using the same investment objective and similar investment strategies as the Legg Portfolio. The assets of the Managed Assets Trust were transferred to the Legg Portfolio on May 1, 2006. The historical performance shown for the BlackRock Portfolio's Class A shares prior to January 31, 2005 is the performance of another subadviser. The Legg Portfolio and the BlackRock Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.



                                 Legg Portfolio
------------- ---------- ----------- ---------- ----------- ---------- --------- ---------- --------- ----------
   21.4%        14.2%      -1.6%       -5.1%      -8.6%       22.0%      9.4%      3.8%      10.8%      6.3%





     98          99          00         01          02         03         04        05         06        07
------------- ---------- ----------- ---------- ----------- ---------- --------- ---------- --------- ----------
                        High Quarter: 4th - 1998 +14.10%
                         Low Quarter: 3rd - 2001 -8.45%



                               BlackRock Portfolio
------------- ---------- ----------- ---------- ----------- ---------- --------- ---------- --------- ----------
   19.6%        8.7%        1.0%       -6.3%      -13.9%      20.6%      8.5%      3.1%      10.5%      5.9%





     98          99          00         01          02         03         04        05         06        07
------------- ---------- ----------- ---------- ----------- ---------- --------- ---------- --------- ----------
                        High Quarter: 2nd - 2003 +10.05%
                         Low Quarter: 3rd - 2002 -9.50%

         The next set of tables lists the average annual total return of the Class A shares of the Legg Portfolio and the BlackRock Portfolio for the past one-, five- and ten-year periods (through December 31, 2007). These tables include the effects of portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.


         Average Annual Total Return (for the period ended 12/31/07)

--------------------------------------- -------------- ------------------- -------------------
Legg Portfolio                             1 Year           5 Years             10 Years
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Class A                                     6.34%            10.31%              6.82%
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
S&P 500 Index                               5.49%            12.83%              5.91%
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Lehman Government/Credit                    7.25%            4.44%               6.01%
   Bond Index
--------------------------------------- -------------- ------------------- -------------------


--------------------------------------- -------------- ------------------- -------------------
BlackRock Portfolio                        1 Year           5 Years             10 Years
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Class A                                     5.90%            9.55%               5.28%
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Russell 1000 Index                          5.77%            13.43%              6.20%
--------------------------------------- -------------- ------------------- -------------------
--------------------------------------- -------------- ------------------- -------------------
Lehman Brothers Aggregate                   6.96%            4.42%               5.97%
   Bond Index
--------------------------------------- -------------- ------------------- -------------------


         The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. The Lehman Government/Credit Bond Index is an unmanaged index representing the long-term investment grade U.S. bond market. The Russell 1000 Index is a widely recognized unmanaged index that measures the stock performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Lehman Brothers Aggregate Bond Index is a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year.

         For a detailed discussion of the manner of calculating total return, please see each Portfolio's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

         Important information about the BlackRock Portfolio is also contained in management's discussion of the BlackRock Portfolio's performance which appears in the most recent Annual Report and Semi-Annual Report of the BlackRock Portfolio.

      Who will be the Adviser, Subadviser and Portfolio Manager of my Portfolio after the Reorganization? What will the advisory and subadvisory fees be after the Reorganization?

         Management of the Portfolios

         The overall management of the Legg Portfolio and the BlackRock Portfolio is the responsibility of, and is supervised by, the Board of Trustees of the Trust and the Board of Directors of the Fund, respectively.

         Adviser

         MetLife Advisers, LLC (the "Adviser") is the investment adviser for the BlackRock Portfolio. The Adviser selects and pays the fees of the BlackRock Portfolio's subadviser and monitors the subadviser's investment program.

         Facts about the Adviser:

         -----------------------------------------------------------------------

         o        The Adviser is an affiliate of MetLife.

         o The Adviser manages a family of investment portfolios sold to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $32.1 billion as of September 30, 2008.

         o The Adviser is located at 501 Boylston Street, Boston, Massachusetts 02116.

         -----------------------------------------------------------------------

         Subadviser


         BlackRock Advisors, LLC ("BlackRock" or the "Subadviser") is the subadviser to BlackRock Portfolio. Pursuant to a Subadvisory Agreement with the Adviser, the Subadviser continuously furnishes an investment program for the BlackRock Portfolio, makes day-to-day investment decisions on behalf of the Portfolio, and arranges for the execution of portfolio transactions.




         Facts about the Subadviser:

         -----------------------------------------------------------------------


         o BlackRock is a wholly-owned subsidiary of BlackRock, Inc., which is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co.

         o BlackRock and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $1.26 trillion as of September 30, 2008.

         o        The Subadviser is located at 40 East 52nd Street,
                  New York, New York 10022.
         ----------------------------------------------------------------------

         Portfolio Management

         The portfolio managers who are jointly and primarily responsible for the day-to-day management of the fixed-income portion of the BlackRock Portfolio are Scott Amero, Andrew J. Phillips and Matthew Marra. Mr. Amero co-heads BlackRock's Fixed Income Portfolio Management Group. The group consists of over 100 portfolio managers and 50 research analysts dedicated to fixed income. The group uses an approach that leverages the individual expertise of its members. As part of the portfolio management process for the fixed income portion of the BlackRock Portfolio, the group utilizes BlackRock's risk management analytics to regularly evaluate the composition of the BlackRock Portfolio.

o Mr. Amero has been a Vice Chairman of BlackRock and Global Chief Investment Officer for Fixed Income since 2007 and a Managing Director since 1990. He is also co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust.

o Mr. Phillips has been a Managing Director of BlackRock since 1999. He is also co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. He is responsible for the consistent implementation of investment strategies across all total return accounts. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips is also a member of the mortgage securities team and previously served as the lead sector specialist before assuming his current responsibilities.

o Mr. Marra has been a Managing Director of BlackRock since 2006 and a member of BlackRock's Fixed Income Portfolio Management Group since 1997. Mr. Marra's primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. He also helps lead the effort to oversee the consistent implementation of investment strategies across all total return accounts. He is Co-Chairman of the monthly Account Review Meeting, which examines performance, compliance and operations for all client portfolios.

         The equity portion of the BlackRock Portfolio is managed by a team of investment professionals who participate in the team's research process and stock selection. The senior investment professional in this group is Robert C. Doll, Jr. Mr. Doll, the team leader, is responsible for the setting and implementation of the investment strategy and the day-to-day management of the equity portion of the BlackRock Portfolio.

o Mr. Doll has been the portfolio manager for the equity portion of the BlackRock Portfolio since October 2006. Mr. Doll has been Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee and member of the BlackRock Executive and Management Committees since October 2006. Mr. Doll was President of Merrill Lynch Investment Managers, L.P. from 2001 to 2006.

         Advisory Fees

         For its management and supervision of the daily business affairs of the BlackRock Portfolio, the Adviser is entitled to receive a monthly fee at an annual rate of a percentage of the average daily net assets of the Portfolio as follows: 0.50% for the first $500 million of the Portfolio's average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion.

         Subadvisory Fees

         Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing subadvisory services to the BlackRock Portfolio. The BlackRock Portfolio does not pay a fee to the Subadviser.

         What will be the primary federal tax consequences of the Reorganization?

         Prior to and as a condition to the closing of the Reorganization, the Legg Portfolio and the BlackRock Portfolio will have received an opinion from the law firm of Sullivan & Worcester LLP that, while the matter is not entirely free from doubt: (i) no gain or loss will be recognized by the Legg Portfolio or the separate accounts through which the Insurance Company owns its shares ("Record Holders") for federal income tax purposes as a result of receiving shares of the BlackRock Portfolio in connection with the Reorganization; (ii) the holding period and aggregate tax basis of the shares of the BlackRock Portfolio that are received by the Record Holders of the Legg Portfolio will be the same as the holding period and aggregate tax basis of the shares of the Legg Portfolio previously held by such Record Holders, provided that such shares of the Legg Portfolio are held as capital assets; (iii) the holding period and tax basis of the assets of the Legg Portfolio in the hands of the BlackRock Portfolio as a result of the Reorganization will be the same as in the hands of the Legg Portfolio immediately prior to the Reorganization; and (iv) no gain or loss will be recognized by the BlackRock Portfolio upon the receipt of the assets of the Legg Portfolio in exchange for shares of the BlackRock Portfolio and the assumption by the BlackRock Portfolio of the Legg Portfolio's liabilities.

                                     RISKS

      Are the risk factors for the Portfolios similar?

         Yes. The risk factors are similar due to the substantially similar investment objectives and similar principal investment strategies of the Legg Portfolio and the BlackRock Portfolio. The risks of the BlackRock Portfolio are described in greater detail in the Portfolio's Prospectus.

      What are the primary risks of investing in each Portfolio?

         An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. The following tables and discussions highlight the primary risks associated with an investment in each of the Portfolios.


---------------------------------------- ------------------------------------------------------------------------
                                         Each of the Portfolios is subject to Market Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Legg Portfolio                           A portion of the Portfolio's
                                         assets are invested in equity
                                         securities.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
BlackRock Portfolio                      A portion of the Portfolio's
                                         assets are invested in equity
                                         securities.
---------------------------------------- ------------------------------------------------------------------------


         A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its subadviser underweights markets or industries where there are significant returns, and could lose value if the subadviser overweights markets or industries where there are significant declines.

         Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Portfolio's shares.



---------------------------------------- ------------------------------------------------------------------------
                                         Each of the Portfolios is subject to Market Capitalization Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Legg Portfolio                           The equity portion of the Portfolio is primarily invested in stocks of large U.S. companies.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
BlackRock Portfolio                      The equity portion of the
                                         Portfolio is primarily invested in
                                         equity securities of large-cap
                                         companies located in the Untied States.
---------------------------------------- ------------------------------------------------------------------------


         Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operating histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.


---------------------------------------- ------------------------------------------------------------------------
                                         Each of the Portfolios is subject to Investment Style Risk.

---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
Legg Portfolio                           The subadviser uses an
                                         investment approach that blends growth
                                         and value investing and employs a
                                         quantitative investment strategy.
---------------------------------------- ------------------------------------------------------------------------
---------------------------------------- ------------------------------------------------------------------------
BlackRock Portfolio                      The subadviser uses an
                                         investment approach that blends growth
                                         and value investing and employs both
                                         quantitative and qualitative investment
                                         strategies.
---------------------------------------- ------------------------------------------------------------------------


         Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.


-------------------------------------- -------------------------------------------------------------------------------
                                       Each of the Portfolios may be subject to Foreign Investment Risk.

-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Legg Portfolio                         The Portfolio may invest up to 20% of its assets in foreign equity securities.
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
BlackRock Portfolio                    The fixed income portion of the
                                       Portfolio may invest up to 20% of its
                                       total assets in foreign securities,
                                       including up to 10% in emerging markets.
-------------------------------------- -------------------------------------------------------------------------------


         Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

o These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

o Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

o        Foreign markets may be less liquid and more volatile than U.S. markets.

o        Foreign securities often trade in currencies other than the U.S.
         dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

o Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

         In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.


-------------------------------------- -------------------------------------------------------------------------------
                                       Each of the Portfolios is subject to Interest Rate Risk.

-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Legg Portfolio                          A portion of the Portfolio's assets are invested in fixed-income securities.
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
BlackRock Portfolio                     A portion of the Portfolio's assets are invested in
                                        fixed-income securities.

-------------------------------------- -------------------------------------------------------------------------------


         The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

         Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.



-------------------------------------- -------------------------------------------------------------------------------
                                       Each of the Portfolios is subject to Credit Risk.

-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Legg Portfolio                          A portion of the Portfolio's assets are invested in fixed-income securities.
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
BlackRock Portfolio                     A portion of the Portfolio's assets are invested in
                                        fixed-income securities.

-------------------------------------- -------------------------------------------------------------------------------


         The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.



-------------------------------------- -------------------------------------------------------------------------------
                                       Each of the Portfolios may be subject to Mortgage-Related Securities Risk.

-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Legg Portfolio                         The Portfolio may invest in mortgage-related securities.
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
BlackRock Portfolio                    The Portfolio may invest in mortgage-related securities.
-------------------------------------- -------------------------------------------------------------------------------


         Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

         Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

         If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.


-------------------------------------- -------------------------------------------------------------------------------
                                       Each of the Portfolios is subject to Portfolio Allocation Risk.

-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Legg Portfolio                         The Portfolio's subadviser
                                       allocates the Portfolio's assets among
                                       equity securities and fixed-income
                                       securities.
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
BlackRock Portfolio                    The Portfolio's subadviser
                                       allocates the Portfolio's assets among
                                       equity securities and fixed-income
                                       securities.
-------------------------------------- -------------------------------------------------------------------------------


         There is the risk that the subadviser's allocation and reallocation of Portfolio assets among asset classes may not produce the desired results.



-------------------------------------- -------------------------------------------------------------------------------
                                       Each of the Portfolios may be subject to High Yield Debt Security Risk.

-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Legg Portfolio                         The Portfolio may invest up to 10% of its assets in high yield debt securities.
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
BlackRock Portfolio                    The Portfolio may invest up to 20% of its total assets in high yield debt securities.
-------------------------------------- -------------------------------------------------------------------------------


         High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's subadviser may find it more difficult to sell these securities or may have to sell them at lower prices.

         You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.



-------------------------------------- -------------------------------------------------------------------------------
                                       Each of the Portfolios may be subject to Credit Default Swap Risk.

-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Legg Portfolio                         The Portfolio may invest up to 15% of its assets in credit default swaps.
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
BlackRock Portfolio                    The Portfolio may invest in credit default swaps.

-------------------------------------- -------------------------------------------------------------------------------


         The use of credit default transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If a subadviser is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the credit risks, relevant to these transactions that it enters, the investment performance of a Portfolio may be less favorable than it would have been if the Portfolio had not entered into them.

         Because these arrangements are bi-lateral agreements between a Portfolio and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to a Portfolio. However, a Portfolio's obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Portfolio is required to pay exceed the value of the payments that its counterparty is required to make. A Portfolio segregates liquid assets equal to any difference between that excess and the amount of collateral that they are required to provide. Conversely, a Portfolio requires their counterparties to provide collateral on a comparable basis except in those instances in which the subadviser is satisfied with the claims paying ability of the counterparty without such collateral.


-------------------------------------- -------------------------------------------------------------------------------
                                       Each of the Portfolios may be subject to Derivatives Risk.

-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Legg Portfolio                         The Portfolio may invest in
                                       derivatives such as credit default swaps
                                       and mortgage TBA securities.
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
BlackRock Portfolio                    The Portfolio may use
                                       derivatives to attempt to reduce the
                                       interest rate or currency risk of the
                                       Portfolio or to adjust the Portfolio's
                                       duration.
-------------------------------------- -------------------------------------------------------------------------------


         A Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

      Are there any other risks of investing in each Portfolio?

         In addition to derivatives risk, the Legg Portfolio's investments in mortgage TBA securities may subject it to additional risks. Mortgage TBA securities are purchased prior to their actual issuance. Because the value of these securities may fluctuate prior to settlement, a Portfolio may have to pay more at settlement than the security is worth. Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to a Portfolio. In addition, when a Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield.

                            INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

         The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by the Insurance Company and its affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Trust's remaining portfolios.

         At a regular meeting held on November 12, 2008, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of the Legg Portfolio and its shareholders, and that the interests of existing shareholders of the Legg Portfolio will not be diluted as a result of the transactions contemplated by the Reorganization.

         Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Trust and reviewed various factors about the Portfolios and the proposed Reorganization. The Trustees noted that the advisory fee and total operating expenses of the BlackRock Portfolio after the Reorganization were expected to be lower than those of the Legg Portfolio.

         The Trustees considered the potential economies of scale that might be achieved upon the reorganization of the Legg Portfolio into the BlackRock Portfolio because the BlackRock Portfolio will have a greater level of assets. As of September 30, 2008, the Legg Portfolio's total net assets were approximately $185 million while the BlackRock Portfolio's total net assets were approximately $1.40 billion. The Trustees noted that the Legg Portfolio's assets had declined in each quarter since the Portfolio became a series of the Trust in May 2006 and that the Legg Portfolio was unlikely to garner sufficient assets that would allow it to achieve economies of scale. While acknowledging that the Legg Portfolio had outperformed the BlackRock Portfolio over most time periods, the Trustees noted that the Portfolios' performance in the three latest calendar years, which was attributable to the Portfolios' current subadvisers, diverged less than in earlier years.

         In addition, the Trustees considered, among other things:

o    the terms and conditions of the Reorganization;

o the fact that the Reorganization would not result in the dilution of shareholders' interests;

o the effect of the Reorganization on the Contract Owners and the value of their Contracts;

o    the  fact  that  the  Legg  Portfolio  and  the  BlackRock  Portfolio  have
     substantially   similar   investment   objectives  and  similar   principal
     investment strategies;

o the fact that the BlackRock Portfolio will assume all of the liabilities of the Legg Portfolio;

o the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with the Insurance Company's annuity products and to employee benefit plans;

o the fact that the Legg Portfolio will pay the costs of the Meeting, this proxy solicitation and any adjourned session and these costs are less than the expected savings to that Portfolio's shareholders due to the operational efficiencies as a result of the Reorganization;

o the fact that the Reorganization is expected to be a tax-free transaction for federal income tax purposes; and

o alternatives available to shareholders of the Legg Portfolio, including the ability to exchange their shares for shares of other funds that are offered as investment options under their insurance or annuity contracts.

         During their consideration of the Reorganization, the Disinterested Trustees of the Trust met separately with counsel to the Disinterested Trustees regarding the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of the Legg Portfolio and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of the Legg Portfolio for approval.

         The Directors of the Fund have approved the Plan on behalf of the BlackRock Portfolio and its shareholders.

Agreement and Plan of Reorganization

         The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

         The Plan provides that all of the assets of the Legg Portfolio will be acquired by the BlackRock Portfolio in exchange for Class A shares of the BlackRock Portfolio and the assumption by the BlackRock Portfolio of all of the liabilities of the Legg Portfolio on or about May 1, 2009, or such other date as may be agreed upon by the parties (the "Closing Date"). The Legg Portfolio will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date (the "Valuation Date").

         Prior to the Closing Date, the Legg Portfolio will declare a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for its taxable years ending on or after December 31, 2008 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of the Portfolio's net capital gains realized in each of its taxable years ending on or after December 31, 2008 and on or prior to the Closing Date.

         The number of full and fractional shares of Class A shares of the BlackRock Portfolio to be received by the Record Holders of the Legg Portfolio will be determined by multiplying the outstanding Class A shares of the Legg Portfolio by a factor which shall be computed by dividing the net asset value per share of Class A shares of Legg Portfolio by the net asset value per share of Class A shares of the BlackRock Portfolio. These computations will take place as of the Valuation Date. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of the Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         As soon after the Closing Date as is conveniently practicable, the Legg Portfolio will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of the BlackRock Portfolio received by the Legg Portfolio. The liquidation and distribution will be accomplished by the establishment of accounts in the names of the Legg Portfolio's Record Holders on the BlackRock Portfolio's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the BlackRock Portfolio due to the Legg Portfolio's Record Holders. All issued and outstanding shares of the Legg Portfolio will be canceled. The shares of the BlackRock Portfolio to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, the Legg Portfolio will be terminated as a series of the Trust.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by the Legg Portfolio's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of the Legg Portfolio's shareholders, the Plan may be terminated (a) by the mutual agreement of the Legg Portfolio and the BlackRock Portfolio; or (b) at or prior to the Closing Date by either party (1) because of a material breach by the other party of any representation, warranty, covenant or agreement contained in the Plan to be performed by the other party at or prior to the Closing Date; (2) if a condition to the obligation of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or (3) if the Board of Directors of the Fund or the Board of Trustees of the Trust determines that the termination of the Plan is in the best interests of the applicable Portfolio's shareholders. In addition, the Plan will automatically terminate on December 31, 2009 if the transactions contemplated in the Plan have not been substantially completed by that date, unless a later date is agreed to by both the Trust and the Fund.

         If the Reorganization is not consummated, no portion of the expenses will be borne directly or indirectly by the Legg Portfolio, the BlackRock Portfolio or their respective shareholders. MetLife or one of its affiliates will pay such expenses.

         If the Legg Portfolio's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action in the best interests of shareholders.

Federal Income Tax Consequences

         The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Legg Portfolio and the BlackRock Portfolio will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the Reorganization, and while the matter is not entirely free from doubt:

         (1) The transfer of all of the assets of the Legg Portfolio solely in exchange for shares of the BlackRock Portfolio and the assumption by the BlackRock Portfolio of the liabilities of the Legg Portfolio followed by the distribution of the BlackRock Portfolio's shares to the Record Holders of the Legg Portfolio in dissolution and liquidation of the Legg Portfolio, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and the Legg Portfolio and the BlackRock Portfolio will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

         (2) No gain or loss will be recognized by the BlackRock Portfolio upon the receipt of the assets of the Legg Portfolio solely in exchange for the shares of the BlackRock Portfolio and the assumption by the BlackRock Portfolio of the liabilities of the Legg Portfolio;

         (3) No gain or loss will be recognized by the Legg Portfolio on the transfer of its assets to the BlackRock Portfolio in exchange for the BlackRock Portfolio's shares and the assumption by the BlackRock Portfolio of the liabilities of the Legg Portfolio or upon the distribution (whether actual or constructive) of the BlackRock Portfolio's shares to the Legg Portfolio's Record Holders in exchange for their shares of the Legg Portfolio;

         (4) No gain or loss will be recognized by the Legg Portfolio's Record Holders upon the exchange of their shares of the Legg Portfolio for shares of the BlackRock Portfolio in liquidation of the Legg Portfolio;

         (5) The aggregate tax basis of the shares of the BlackRock Portfolio received by each Record Holder of the Legg Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Legg Portfolio held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of the BlackRock Portfolio received by each Record Holder of the Legg Portfolio will include the period during which the shares of the Legg Portfolio exchanged therefor were held (provided that the shares of the Legg Portfolio were held as a capital asset on the date of the Reorganization);

         (6) The tax basis of the assets of the Legg Portfolio acquired by the BlackRock Portfolio will be the same as the tax basis of such assets to the Legg Portfolio immediately prior to the Reorganization, and the holding period of such assets in the hands of the BlackRock Portfolio will include the period during which the assets were held by the Legg Portfolio; and

         (7) The BlackRock Portfolio will succeed to and take into account the capital loss carryovers, if any, of the Legg Portfolio described in Section 381(c) of the Code. The BlackRock Portfolio will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

         Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, each Record Holder of the Legg Portfolio would recognize a taxable gain or loss equal to the difference between its tax basis in its Legg Portfolio shares and the fair market value of the shares of the BlackRock Portfolio it received. However, assuming each Contract that holds interests in a Record Holder is treated as a variable annuity for federal income tax purposes, each Contract holder would not recognize taxable income in that event.

         The BlackRock Portfolio's utilization after the Reorganization of any pre-Reorganization realized or built-in losses of the Legg Portfolio to offset gains realized by the BlackRock Portfolio could be subject to limitation in future years.

Pro Forma Capitalization

         The following table sets forth the capitalization of the Legg Portfolio and the BlackRock Portfolio as of June 30, 2008 and the capitalization of the BlackRock Portfolio on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.896 Class A share of the BlackRock Portfolio for each Class A share of the Legg Portfolio.



             Capitalization of Legg Portfolio, BlackRock Portfolio and BlackRock Portfolio Pro Forma*
       ----------------------- --------------------- ----------------------- --------------------- ------------------------------
                                                                                                      BlackRock Portfolio
                                                                BlackRock                              Pro Forma (After
                                      Legg Portfolio            Portfolio       Adjustments             Reorganization)
                                     --------------            -----------      -----------             ---------------
       ----------------------- --------------------- ----------------------- --------------------- ------------------------------
       Net Assets
                      Class A          $214,006,931          $1,441,683,871           ($111,000)*                 $1,655,579,802
                      Class B           -                       $77,010,387           -                              $77,010,387
                      Class E           -                       $62,130,024           -                              $62,130,024
       ----------------------- --------------------- ----------------------- --------------------- ------------------------------
       ----------------------- --------------------- ----------------------- --------------------- ------------------------------
             Total Net Assets          $214,006,931          $1,580,824,282           ($111,000)*                 $1,794,720,213
       ----------------------- --------------------- ----------------------- --------------------- ------------------------------
       Net Asset Value Per
       Share
                      Class A                $14.46                  $16.13                                               $16.13
                      Class B           -                            $16.07                                               $16.07
                      Class E           -                            $16.11                                               $16.11
                                                                             --------------------- ------------------------------
       ----------------------- --------------------- ----------------------- --------------------- ------------------------------
       Shares
       Outstanding
                      Class A            14,796,444              89,363,696         (1,531,088)**                    102,629,052
                      Class B           -                         4,793,566           -                                4,793,566
                      Class E           -                         3,857,551           -                                3,857,551
       ----------------------- --------------------- ----------------------- --------------------- ------------------------------
       ----------------------- --------------------- ----------------------- --------------------- ------------------------------
       Total Shares                      14,796,444              98,014,813         (1,531,088)**                    111,280,169
       Outstanding
       ----------------------- --------------------- ----------------------- --------------------- ------------------------------


     * Reflects merger related expenses of $111,000.

     ** Reflects change in shares outstanding due to issuance of Class A shares of the BlackRock Portfolio in exchange for Class A shares of the Legg Portfolio based upon the net asset value of BlackRock Portfolio's Class A shares at June 30, 2008.

         The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

Distribution of Shares

         All portfolios of the Fund mainly sell shares to the separate accounts of the Insurance Company as a funding vehicle for the Contracts offered by the Insurance Company. Expenses of the BlackRock Portfolio are passed through to the Insurance Company's separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Contract Prospectus describes all fees and charges relating to a Contract.) The BlackRock Portfolio may also offer shares to other separate accounts of other insurers if approved by the Board of Directors of the Fund.

         MetLife Investors Distribution Company ("MID"), an affiliate of MetLife, serves as the distributor for the Fund's shares. Under a distribution agreement with the Fund, MID serves as the general distributor of shares of each class of the Fund's portfolios, including the BlackRock Portfolio, which are sold at net asset value of such class without any sales charges. The offering of the BlackRock Portfolio's shares is continuous. Shares are offered only to certain insurance company separate accounts and qualified plans. The distribution agreement does not obligate MID to sell a specific number of shares.

         The Legg Portfolio currently offers Class A shares. The BlackRock Portfolio currently offers Class A, Class B and Class E shares. Each Class bears its own distribution expenses, if any.

         In the proposed Reorganization, shareholders of the Legg Portfolio owning Class A shares will receive Class A shares of the BlackRock Portfolio. Class A shares of each Portfolio are sold at net asset value without any initial or deferred sales charges and are not subject to distribution-related or shareholder servicing-related fees.

         In connection with the Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which the BlackRock Portfolio serves as an investment vehicle. More detailed descriptions of the Class A shares and the distribution arrangement applicable to this Class of shares are contained in the Prospectus and Statement of Additional Information relating to the BlackRock Portfolio.

Purchase and Redemption Procedures

         The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of each Portfolio. No fee is charged by either Portfolio for selling (redeeming) shares. The Contract Prospectus describes whether the Insurance Company charges any fees for redeeming your interest in a Contract. Each Portfolio buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

         MID and its affiliates place orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

Exchange Privileges

         The Contract Prospectus indicates whether the Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Trust or the Fund.

Dividend Policy

         Each Portfolio has the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income, including any short-term capital gains, to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

         Each Portfolio has qualified, and the BlackRock Portfolio intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                    COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

         The operations of the Fund are governed by its Articles of Incorporation and By-Laws, and applicable Maryland law. The operations of the Trust are governed by its Agreement and Declaration of Trust and By-Laws of the Trust, and Delaware and federal law. The Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "Declaration of Trust." As discussed below, certain of the differences between the Trust and the Fund derive from provisions of the Trust's Declaration of Trust and By-Laws and the Fund's Articles of Incorporation and By-Laws. Shareholders entitled to instruct an Insurance Company to vote at the Meeting may obtain a copy of the Fund's Articles of Incorporation and By-Laws, without charge, upon written or oral request to the Fund at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

Form of Organization

         As noted above, the Fund is organized as a Maryland corporation, and the Trust is organized as a Delaware statutory trust. The Fund and the Trust are both open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Fund consist of the BlackRock Portfolio and other mutual funds of various asset classes; the series of the Trust consist of the Legg Portfolio and other mutual funds of various asset classes. The Fund and the Trust currently offer shares of their portfolios primarily to insurance company separate accounts to serve as investment vehicles for variable annuity, and group annuity contracts and variable life insurance policies issued by the Insurance Company and its affiliates. The Trust and the Fund also offer shares of their portfolios to qualified pension and retirement plans. Each is governed by its applicable Declaration of Trust or Articles of Incorporation, By-Laws, and a Board of Trustees/Directors, and by applicable Maryland or Delaware and federal law.

Capitalization

         The beneficial interests in the Trust are represented by an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. The beneficial interests in the Fund are represented by 4.75 billion shares of common stock with a par value of $0.01 each, of one or more series. Both the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund permit the Trustees/Directors to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees/Directors, all without shareholder approval. Fractional shares may be issued by each Portfolio.

         Shares of the Legg Portfolio are offered in one class (Class A) and represent an equal proportionate interest in the Portfolio. Shares of the BlackRock Portfolio are currently offered in three classes (Class A, Class B and Class E). Shares of the classes of the BlackRock Portfolio represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

         Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Declaration of Trust of the Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability is limited to circumstances in which: (1) the court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

         Under Maryland law, shareholders of the BlackRock Portfolio have no personal liability as such for the acts or obligations of the Portfolio or the Fund, as the case may be.

Shareholder Meetings and Voting Rights

         Neither the Fund on behalf of the BlackRock Portfolio nor the Trust on behalf of the Legg Portfolio is required to hold annual meetings of shareholders. However, in the case of the Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, both the Trust and the Fund are each required to call a meeting of shareholders for the purpose of electing Trustees/Directors if, at any time, less than a majority of the Trustees/Directors then holding office were elected by shareholders. Neither the Fund nor the Trust currently intends to hold regular shareholder meetings. The By-Laws of the Fund require an annual meeting of shareholders only in years in which shareholder action is needed on the election of Directors. The Fund's By-Laws permit a special meeting of the shareholders to be called for any purpose by a majority of the Directors, the Chairman of the Board or the President of the Fund. Cumulative voting is not permitted in the election of Directors of the Fund or of Trustees of the Trust. Like shareholders of the Trust, shareholders of the Fund are also entitled, under the 1940 Act, to vote on certain matters specified in the 1940 Act.

         The By-Laws of the Fund provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the Fund. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 33 1/3% of the shares issued and outstanding constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Fund generally requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. A Director of the Fund must be elected by the affirmative vote of a plurality of the votes cast by holders of shares entitled to vote in such election. For the Trust, when a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). A Director of the Fund may be removed with or without cause by the shareholders holding a majority of the votes entitled to be cast at an election of Directors at a meeting of shareholders at which a quorum is present. A Trustee of the Trust may be removed at a meeting of shareholders, duly called, by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

         Under the Declaration of Trust/Articles of Incorporation of the Trust and the Fund, respectively, each whole share of beneficial interest or common stock of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote, in each case irrespective of class. The Declaration of Trust of the Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities of a Portfolio or class of shares to another entity, and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class. The Trustees of the Trust may also terminate the Trust, a Portfolio, or a class of shares upon written notice to the shareholders.

Liquidation

         In the event of liquidation of the Fund, the shareholders of each of the Fund's Portfolios that has been established and designated, including of the BlackRock Portfolio, shall be entitled to receive, as a group, the excess of the assets belonging to that Portfolio over the liabilities belonging to that Portfolio. The assets so distributable to the shareholders of any particular portfolio that has but a single class of outstanding shares will be distributed among such stockholders in proportion to the number of shares of that portfolio held by them and recorded on the books of the Fund. Any assets not readily identifiable as belonging to any particular portfolio will be allocated by or under the supervision of the Directors to and among any one or more of the portfolios established and designated. Any such allocation by the Directors is conclusive and binding for all purposes. In the event of the liquidation of the Trust, the same provisions discussed above would apply.

Liability and Indemnification of Trustees/Directors

         Pursuant to Maryland law and its By-Laws, the Fund shall indemnify current and former Directors and officers of the Fund to the extent permitted or required by Maryland corporate law, provided, however, that other than for Directors and except as specifically required by Maryland corporate law, the Fund is required to indemnify or advance expenses only to the extent specifically approved by resolution of the Fund's Board of Directors. No indemnification or advance payment of expenses is provided to Directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The By-Laws also provide that the Fund will not advance payment of legal expenses to a Director or officer, unless the Director or officer undertakes to repay the advance unless (A) it is determined that such director or officer is entitled to the indemnification, and (B)(i) the Director or officer provides a security for the undertaking, (ii) the Fund is insured against losses arising from any unlawful advance, or (iii) a majority of a quorum of the disinterested non-party Directors, or an independent legal counsel by written opinion, determines that there is reason to believe that the person ultimately will be found to be entitled to the indemnification.

         Under the Declaration of Trust of the Trust, a Trustee is liable to any person in connection with the assets or affairs of the Trust or any Portfolio only for such Trustee's own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee's functions. As provided in the Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (1) did not act in good faith in the reasonable belief that such Trustee's action was in or not opposed to the best interests of the Trust; (2) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee's duties; and (3) in a criminal proceeding, had reasonable cause to believe that such Trustee's conduct was unlawful (collectively, "disabling conduct"). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of a quorum of those Trustees who are neither "interested persons" within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. The Portfolio may also advance money for such litigation expenses provided that the Trustee undertakes to repay the Portfolio if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

         The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund, their By-Laws and Delaware or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, By-Laws and Delaware or Maryland law directly for more complete information.

                     VOTING INFORMATION CONCERNING THE MEETING

         This Prospectus/Proxy Statement is being sent to shareholders of the Legg Portfolio in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m. Eastern time, February 27, 2009, at the offices of the Met Investors Series Trust, 1095 Avenue of the Americas, 40th Floor, New York, New York 10036, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of the Legg Portfolio on or about January 6, 2009.

         The Board of Trustees of the Trust has fixed the close of business on December 1, 2008 as the record date (the "Record Date") for determining the shareholders of the Legg Portfolio entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Company, through its separate accounts, own all of the shares of the Legg Portfolio, and is the Record Holder of the Portfolio at the close of business on the Record Date. The Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of the Legg Portfolio. The Insurance Company has undertaken to vote its shares or abstain from voting its shares of the Legg Portfolio for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, the Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

         The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of the Legg Portfolio held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of the Legg Portfolio is entitled to one vote and any fractional share is entitled to a fractional vote.

         Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

         If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by telephone or through the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

         If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

         Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

         Approval of the Reorganization will require the affirmative vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Legg Portfolio cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least a majority of the votes at any shareholders' meeting). A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the shares of the Legg Portfolio that are present or represented by proxy at the Meeting, if more than 50% of the outstanding shares of the Legg Portfolio are present in person or by proxy at the Meeting; or (b) more than 50% of the outstanding shares of the Legg Portfolio. Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holder of the Legg Portfolio was the Insurance Company. Since the Insurance Company's separate accounts are the legal owners of the Legg Portfolio's shares, attendance by the Insurance Company at the Meeting will constitute a quorum under the Declaration of Trust of the Trust.

         Voting instructions solicitations will be made primarily by mail, but beginning on or about February 6, 2009 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Met Investors Advisory, LLC, its affiliates or other representatives of the Legg Portfolio (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, the Trust's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at $111,000) will be borne by the Legg Portfolio. Neither the BlackRock Portfolio nor that Portfolio's shareholders will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

         If shareholders of the Legg Portfolio do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holder may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder of the Legg Portfolio who objects to the proposed Reorganization will not be entitled under either Delaware law or the Declaration of Trust, to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

         The Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

         The votes of the shareholders of the BlackRock Portfolio are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Shareholder Information

     The Record Holders of the Legg Portfolio at the close of business on December 1, 2008 (previously defined as the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of the Legg Portfolio owned as of the Record Date. As of the Record Date, the total number of Class A shares of the Legg Portfolio outstanding and entitled to vote was _________.

     As of the Record Date, the officers and Trustees/Directors of the Trust and of the Fund beneficially owned as a group less than 1% of the outstanding shares of the Legg Portfolio and the BlackRock Portfolio, respectively.

Control Persons and Principal Holders of Securities

     On the Record Date, to the knowledge of the Trustees and management of the Trust, MetLife of CT Separate Account QP for Variable Annuities, MetLife of CT Fund UL for Variable Life Insurance, MetLife of CT Fund UL II for Variable Life Insurance, MetLife of CT Fund ABD for Variable Annuities, MetLife of CT Fund ABD II for Variable Annuities, MetLife of CT Separate Account Five for Variable Annuities, MetLife of CT Separate Account Six for Variable Annuities, MetLife of CT Separate Account Nine for Variable Annuities, MetLife of CT Separate Account Ten for Variable Annuities, MetLife of CT Separate Account Eleven for Variable Annuities, MetLife of CT Separate Account Twelve for Variable Annuities, MetLife of CT Separate Account Thirteen for Variable Annuities, MetLife of CT Separate Account Fourteen for Variable Annuities, MetLife of CT Separate Account QPN for Variable Annuities, MetLife Insurance Company of CT Variable Annuity Separate Account 2002, MetLife Life and Annuity Company of CT Variable Annuity Separate Account 2002, MetLife of CT Fund BD III for Variable Annuities, MetLife of CT Fund BD IV for Variable Annuities and MetLife of CT Fund U for Variable Annuities, collectively owned of record 100% of the shares of the Legg Portfolio.

         The Insurance Companies have advised the Fund and the Trust that as of the Record Date, there were no persons owning Contracts which would entitle them to instruct the Insurance Companies with respect to more than 5% of the shares of the Legg Portfolio or the BlackRock Portfolio, respectively.

         As of the date of this Prospectus/Proxy Statement, MetLife and its affiliates owned 100% of the outstanding shares of the Trust and the Fund and as a result MetLife may be deemed to be a control person with respect to the Trust and the Fund.

                         FINANCIAL STATEMENTS AND EXPERTS


     The Annual Report of each of the Legg Portfolio and the BlackRock Portfolio as of and for the year ended December 31, 2007, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference in the Registration Statement of which this Prospectus/Proxy Statement is a part. The financial statements and financial highlights for the period indicated therein have been incorporated by reference in the Registration Statement of which this Prospectus/Proxy Statement is a part in reliance upon the report of Deloitte & Touche LLP, independent registered public accounting firm, as stated in their reports, which are incorporated by reference herein, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


                               LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of the BlackRock Portfolio will be passed upon by Ropes & Gray LLP.

                           ADDITIONAL INFORMATION

         The Trust and the Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Chicago Regional Office located at 175
W. Jackson Boulevard, Suite 900, Chicago, IL 60604 and the SEC's New York Regional Office located at 3 World Financial Center, Suite 400, New York, NY 10281-1022. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                              OTHER BUSINESS

         The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

          THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN AND
           ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF
                              APPROVAL OF THE PLAN.


December 15, 2008

                                                                   Exhibit A


                     FORM OF AGREEMENT AND PLAN OF REORGANIZATION


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of December 1, 2008, by and between (i) Met Investors Series Trust (the "Trust"), a Delaware statutory trust established under an Agreement and Declaration of Trust dated July 27, 2000, as amended and restated (the "Declaration of Trust") and in effect on the date hereof on behalf of Legg Mason Partners Managed Assets Portfolio (the "Acquired Fund"), and (ii) Metropolitan Series Fund, Inc. (the "Acquiring Company"), a Maryland corporation formed on November 23, 1982, on behalf of BlackRock Diversified Portfolio (the "Acquiring Fund"), a series of the Acquiring Company.

         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision. The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange solely for shares of common stock of the Acquiring Fund, the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

         In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein:

          (a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2;

          (b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof), including without limitation any indemnification obligations of the Acquired Fund, including indemnification of the officers and directors of the Acquired Fund in connection with their actions related to this transaction (collectively, the "Obligations"); and

          (c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for such assets the number of full and fractional Class A shares of the Acquiring Fund determined by dividing the net asset value of Class A shares of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class A share of the Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.2 (with the shares of the Acquiring Fund to be issued and delivered in accordance with this subparagraph (c) being referred to herein as the "Acquiring Shares"). Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph
          3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

     1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Each Acquired Fund Shareholder shall be entitled to receive that proportion of each class of Acquiring Shares (consisting, in the case of each Acquired Fund Shareholder, of Acquiring Shares of the same designated class (Class A) as the shares of the Acquired Fund which such Acquired Fund Shareholder holds) which the number of shares of that class of the Acquired Fund held by such Acquired Fund Shareholder bears to the total number of shares of that class of the Acquired Fund outstanding on the Valuation Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective number of Acquiring Shares due such shareholders. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

     1.4  With respect to Acquiring Shares  distributable  pursuant to paragraph
          1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Acquiring Company will not permit such Shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until the Acquiring Company has been notified by the Acquired Fund or its agent that such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

     1.5 Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

     1.6 As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code and certified by the Treasurer of the Acquired Fund.

     1.7 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the laws of the State of Delaware, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2.       VALUATION.

     2.1 For the purpose of paragraph 1, the value of the assets of a class of shares of the Acquired Fund shall be the net asset value of such class of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Directors of the Acquiring Company, and shall be certified by an authorized officer of the Trust.

     2.2 For the purpose of paragraph 1, the net asset value of a share of a class of the Acquiring Fund shall be the net asset value per share of such class computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Directors of the Acquiring Company.

3. CLOSING AND CLOSING DATE.

     3.1 The Closing Date shall be on May 1, 2009, or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of Metropolitan Life Insurance Company, located at 1095 Madison Avenue, 40th Floor, New York, New York 10036, or at such other time and/or place as the parties may agree.

     3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4 or Rule 17f-5, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "State Street Bank and Trust Company, custodian for BlackRock Diversified Portfolio, a series of Metropolitan Series Fund, Inc."

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either of the Trust or the Acquiring Company upon the giving of written notice to the other party.

     3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Acquiring Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Acquiring Company shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

     3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.


4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Company and to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

          (a) The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its property and assets and to conduct its business as currently conducted;

          (b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

          (c) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the
               Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (d) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets, or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (f) The unaudited statement of assets and liabilities as of June 30, 2008, the unaudited statement of operations for the six months ended June 30, 2008, the unaudited statement of changes in net assets for the six months ended June 30, 2008, and the unaudited schedule of investments as of June 30, 2008, of the Acquired Fund, copies of which will be furnished to the Acquiring Fund prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since June 30, 2008;

          (g) Since June 30, 2008, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (h) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquired Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

          (i) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code, for treatment as a "regulated investment company" within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material excise tax pursuant to Sections 852 or 4982 of the Code. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

          (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.001 per share. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, Class A shares, having the characteristics described in the Acquired
               Fund's then current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus"). All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

          (k) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund Prospectus, except as previously disclosed in writing to and accepted by the Acquiring Fund;

          (l) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (m) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

          (n) The information provided by the Acquired Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

          (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto
               Rico);

          (p) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and liabilities and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of June 30, 2008, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

          (q) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in the then current prospectus or prospectuses and the statement of additional information or statements of additional information of the Acquiring Fund (collectively, as from time to time amended and supplemented, the "Acquiring Fund Prospectus"), as amended through the Closing Date; and

          (r) No registration of any of the Investments under the 1933 Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund.

     4.2 The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants the following to the Trust and to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing
          Date:

          (a) The Acquiring Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the power to own all of its property and assets and to conduct its business as currently conducted;

          (b) The Acquiring Company is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Articles of Incorporation of the Acquiring Company and the 1940 Act;

          (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the Securities and Exchange Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in such Prospectus or in the registration statement of which it is a part;

          (d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

          (e) The Acquiring Company is not in violation in any material respect of any provisions of its Articles of Incorporation or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party or by which the Acquiring Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

          (g) The unaudited statement of assets and liabilities as of June 30, 2008, the unaudited statement of operations for the six months ended June 30, 2008, the unaudited statement of changes in net assets for the six months ended June 30, 2008, and the unaudited schedule of investments as of June 30, 2008, of the Acquiring Fund, copies of which will be furnished to the Acquired Fund prior to the Closing Date, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of assets referred to above or those incurred in the ordinary course of its business since June 30, 2008;

          (h) Since June 30, 2008, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

          (i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, all federal and other taxes shown to be due on said returns and reports and any assessments received by the Acquiring Fund shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit by the Internal Revenue Service or any state or local tax authority and no assessment has been asserted with respect to any such return;

          (j) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met, and will continue to meet through the Closing Date, the requirements of Subchapter M of the Code for qualification as a regulated investment company within the meaning of Sections 851 and 852 of the Code and the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

          (k) The authorized capital of the Acquiring Company consists of 4.75 billion shares of common stock, par value $0.01 per share, of which 220 million shares are authorized for the Acquiring Fund. The outstanding shares of common stock in the Acquiring Fund are, and at the Closing Date will be Class A , Class B and Class E shares, having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Company, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

          (l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund Prospectus;

          (m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Company, and this Agreement constitutes the valid and binding obligation of the Acquiring Company and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

          (n) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares of common stock in the Acquiring Fund, and will be fully paid and non-assessable (except as set forth in the Acquiring Fund Prospectus) by the Acquiring Company, and no shareholder of the Acquiring Company will have any preemptive right of subscription or purchase in respect thereof;

          (o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and Prospectus/Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

          (p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.


5.   COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

         The Acquiring Company, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, each hereby covenants and agrees with the other as follows:

     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions and any trading activities in anticipation of the transactions contemplated hereby.

     5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

     5.3 In connection with the meeting of the Acquired Fund Shareholders referred to in paragraph 5.2, the Acquired Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Acquiring Company will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

     5.4 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

     5.5 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

     5.6 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

     The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Company and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     6.1 The Acquiring Company, on behalf of the Acquiring Fund, shall have delivered to the Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Company on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Acquiring Company and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

     6.2 The Acquiring Company, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of
          Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities pursuant to this Agreement.

     6.3 The Trust shall have received a favorable opinion from Ropes and Gray LLP, counsel to the Acquiring Company for the transactions contemplated hereby, dated the Closing Date and, in a form satisfactory to the Trust, to the following effect:

          (a) the Acquiring Company is a corporation duly organized and validly existing under the laws of the State of Maryland and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Registration Statement referred to in paragraph 5.3, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Articles of Incorporation and By-laws of the Acquiring Company;

          (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Prospectus/Proxy Statement and Registration Statement referred to in paragraph 5.3 comply with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund, is the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws;

          (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder;

          (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares of common stock of the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares;

          (e) the execution and delivery of this Agreement by the Acquiring Company on behalf of the Acquiring Fund did not, and the performance by the Acquiring Company and the Acquiring Fund of their respective obligations hereunder will not, violate the Acquiring Company's Articles of Incorporation or By-laws, or any provision of any agreement known to such counsel to which the Acquiring Company or the Acquiring Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Acquiring Company or the Acquiring Fund is a party or by which either of them is bound;

          (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Company or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained;

          (g) such counsel does not know of any legal or governmental proceedings relating to the Acquiring Company or the Acquiring Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph 5.3 which are not described therein;

          (h) the Acquiring Company is registered with the Securities and Exchange Commission as an investment company under the 1940 Act; and

          (i) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Company or the Acquiring Fund or any of their properties or assets that would impair the Acquiring Company's ability to perform its obligations under this Agreement, and, to the knowledge of such counsel, neither the Acquiring Company nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

     7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Company a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Company and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date;

     7.2 The Acquiring Company shall have received a favorable opinion from Sullivan & Worcester LLP counsel to the Trust for the transactions contemplated hereby, dated the Closing Date and in a form satisfactory to the Acquiring Company, to the following effect:

          (a) the Trust is a statutory trust duly organized and validly existing under the laws of the State of Delaware and has power and authority necessary to own all of its properties and assets and to carry on its business substantially as described in the Registration Statement referred to in paragraph 5.3, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and Declaration of Trust and By-laws of the Trust;

          (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Prospectus/Proxy Statement referred to in paragraph 5.3 complies with applicable federal securities laws and assuming the due authorization, execution and delivery of this Agreement by the Acquiring Company on behalf of the Acquiring Fund, is the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except (i) as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and general equitable principles and (ii) insofar as rights to indemnity thereunder may be limited by federal or state securities laws;

          (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have duly transferred such assets to the Acquiring Fund;

          (d) the execution and delivery of this Agreement by the Trust on behalf of the Acquired Fund did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement known to such counsel to which the Trust or the Acquired Fund is a party or by which either of them is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the Trust or the Acquired Fund is a party or by which either of them is bound;

          (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained;

          (f) to such counsel's knowledge there is no legal or governmental proceeding relating to the Trust or the Acquired Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 5.3 or the Closing Date required to be described in the Registration Statement referred to in paragraph
               5.3 which are not described therein;

          (g)  the  Trust  is  registered   with  the  Securities  and  Exchange
               Commission as an investment company under the 1940 Act;

          (h) to such counsel's knowledge, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Trust or the Acquired Fund or any of their properties or assets that would impair the Trust's ability to perform its obligations under this Agreement, and, to such counsel's knowledge, neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business; and

          (i) all issued and outstanding shares of the Acquired Fund are legally issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the terms of the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

     7.3 The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Deloitte & Touche LLP for the fiscal year ended December 31, 2008.

     7.4 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2008 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2008 and on or prior to the Closing Date.

     7.5 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

     7.6 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

         The respective obligations of the Trust and the Acquiring Company hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

     8.2 On the Closing Date no action, suit or other preceding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state blue sky and securities authorities) deemed necessary by the Trust or the Acquiring Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

     8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 The Trust and the Acquiring Company shall have received a favorable opinion of Sullivan & Worcester LLP satisfactory to the Trust and the Acquiring Company substantially to the effect that, for federal income tax purposes, and while the matter is not entirely free from doubt:

          (a) The transfer of all of the Acquired Fund assets in exchange solely for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund followed by the distribution of the Acquiring Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of
               Section 368(b) of the Code;

          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

          (c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange for the Acquiring Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Shares to the separate accounts as shareholders of Acquired Fund in exchange for their shares of the Acquired Fund;

          (d) No gain or loss will be recognized by the separate accounts as shareholders of the Acquired Fund upon the exchange of their Acquired Fund shares for the Acquiring Shares in liquidation of the Acquired Fund;

          (e) The aggregate tax basis of the Acquiring Shares received by each separate account as a shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such separate account as a shareholder of the Acquired Fund immediately prior to the Closing, and the holding period of the Acquiring Shares received by each separate account as a shareholder of the Acquired Fund will include the period during which the Acquired Fund shares exchanged therefor were held (provided the Acquired Fund shares were held as capital assets on the date of the Closing);

          (f) The tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Closing, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund; and

          (g) The Acquiring Fund will succeed to and take into account capital loss carryover, if any, of the Acquired Fund described in Section 381(c) of the Code. The Acquiring Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

     8.6 At any time prior to the Closing, any of the foregoing conditions of this Agreement may be waived jointly by the Board of Directors of the Acquiring Company and the Board of Trustees of the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. FEES AND EXPENSES.

     9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquired Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by the Acquired Fund. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement;
          (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy
          Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees.

     9.2 Met Investors Advisory, LLC will bear the cost of any brokerage commissions incurred by the Acquiring Fund after the consummation of the transactions contemplated by this Agreement in connection with the repositioning of the securities the Acquiring Fund receives from the Acquired Fund.

     9.3 In the event the transactions contemplated by this Agreement are not consummated, then MetLife Advisers, LLC agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

     9.4 Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

     9.5 Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

     10.1 The Trust on behalf of the Acquired Fund and the Acquiring Company on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder, except paragraphs 1.1, 1.3, 1.5, 1.6, 1.7, 3.4, 7.3, 9, 10, 13 and 14.

11.      TERMINATION.

     This Agreement may be terminated by the mutual agreement of the Acquiring Company and the Trust. In addition, either the Acquiring Company or the Trust may at its option terminate this Agreement at or prior to the Closing Date:

          (a) Because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

          (b)  If  a  condition   herein   expressed  to  be  precedent  to  the
               obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met;

          (c) If the transactions contemplated by this Agreement have not been substantially completed by December 31, 2009, this Agreement shall automatically terminate on that date unless a later date is agreed to by both the Trust and the Acquiring Company; or

          (d) If the Board of Directors of the Acquiring Fund or the Board of Trustees of the Acquired Fund, as the case may be, determines that the termination of this Agreement is in the best interests of its shareholders.

12.       AMENDMENTS.

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquired Fund and the Acquiring Company on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such Shareholders without their further approval.

13.      NOTICES.

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to: (i) Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116, attn: Secretary; or (ii) Met Investors Series Trust, 5 Park Place, Suite 1900, Irving, CA 92614, attn:
Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS' FEES.

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Maryland, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 A copy of the Articles of Incorporation of the Acquiring Company is on file with the Secretary of State of the State of Maryland and a Certificate of Trust of the Trust is on file with the Secretary of State of the State of Delaware, and notice is hereby given that no trustee, director, officer, agent or employee of either the Acquiring Company or the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

     14.6 The Trust, on behalf of the Acquired Fund, and the Acquiring Company, on behalf of the Acquiring Fund, each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

                           METROPOLITAN SERIES FUND, INC.,
                           on behalf of its BlackRock Diversified Portfolio



                           By:
                              --------------------------------------------------

                           Name:
                                    --------------------------------------------

                           Title:
                                    --------------------------------------------



                           MET INVESTORS SERIES TRUST,
                           on behalf of its Legg Mason Partners Managed Assets Portfolio



                           By:
                              --------------------------------------------------

                           Name:
                                    --------------------------------------------

                           Title:
                                    --------------------------------------------

                               Agreed and accepted as to paragraph 9 only:

                               MET INVESTORS ADVISORY, LLC



                                By:
                                    --------------------------------------

                                Name:
                                    --------------------------------------

                                Title:
                                    --------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                            Acquisition of Assets of

                  LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
                                   a series of
                           Met Investors Series Trust
                            5 Park Plaza, Suite 1900
                            Irvine, California 92614
                                 (800) 848-3854

                        BY AND IN EXCHANGE FOR SHARES OF

                         BLACKROCK DIVERSIFIED PORTFOLIO
                                   a series of
                         Metropolitan Series Fund, Inc.
                              501 Boylston Street,
                           Boston, Massachusetts 02116
                                 (800) 638-7732

         This Statement of Additional Information, dated December 15, 2008, relating specifically to the proposed transfer of the assets and liabilities of the Legg Mason Partners Managed Assets Portfolio (the "Legg Portfolio"), a series of the Met Investors Series Trust (the "Trust"), to the BlackRock Diversified Portfolio (the "BlackRock Portfolio"), a series of Metropolitan Series Fund, Inc. (the "Fund"), in exchange for Class A shares of common stock, par value $0.01 per share, of the BlackRock Portfolio to be issued to the holders of Class A shares of the Legg Portfolio, consists of the information set forth below pertaining to the Legg Portfolio and the BlackRock Portfolio and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) Statement of Additional Information of the Trust relating to the Legg Portfolio dated April 28, 2008, as supplemented;

         (2) Statement of Additional Information of the Fund relating to the BlackRock Portfolio dated April 28, 2008;

         (3) Annual Report of the Trust relating to the Legg Portfolio for the year ended December 31, 2007;

         (4) Semi-Annual Report of the Trust relating to the Legg Portfolio for the six-month period ended June 30, 2008;

         (5) Annual Report of the Fund relating to the BlackRock Portfolio for the year ended December 31, 2007;

         (6) Semi-Annual Report of the Fund relating to the BlackRock Portfolio for the six-month period ended June 30, 2008; and

         (7)      Pro Forma Financial Statements dated as of June 30, 2008.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of the Legg Portfolio and the BlackRock Portfolio dated December 15, 2008. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Fund at the telephone number or address set forth above.

                           MET INVESTORS SERIES TRUST

                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                  800-848-3854

                       Statement of Additional Information

                                 April 28, 2008


                                     Portfolios




Met/AIM Capital Appreciation Portfolio                         Lord Abbett Growth and Income Portfolio
Met/AIM Small Cap Growth Portfolio                             Lord Abbett Mid Cap Value Portfolio
Batterymarch Growth and Income Portfolio                       MFS(R) Emerging Markets Equity
Portfolio BlackRock High Yield Portfolio                       MFS(R) Research International Portfolio
BlackRock Large Cap Core Portfolio                             Oppenheimer Capital Appreciation Portfolio
Clarion Global Real Estate Portfolio (formerly Neuberger       PIMCO Inflation Protected Bond Portfolio
   Berman Real Estate Portfolio)



Dreman Small Cap Value Portfolio                                PIMCO Total Return Portfolio
Met/Franklin Income Portfolio                                   Pioneer Fund Portfolio
Met/Franklin Mutual Shares Portfolio                            Pioneer Strategic Income Portfolio
Goldman Sachs Mid Cap Value Portfolio                           RCM Technology Portfolio
Harris Oakmark International Portfolio                          Rainier Large Cap Equity Portfolio
Janus Forty Portfolio                                           T. Rowe Price Mid Cap Growth Portfolio
Lazard Mid Cap Portfolio                                        Met/Templeton Growth Portfolio
Legg Mason Partners Aggressive Growth Portfolio                 Third Avenue Small Cap Value Portfolio
Legg Mason Partners Managed Assets Portfolio                    Turner Mid Cap Growth Portfolio
Legg Mason Value Equity Portfolio                               Van Kampen Comstock Portfolio
Loomis Sayles Global Markets Portfolio                          Van Kampen Mid Cap Growth Portfolio
Lord Abbett Bond Debenture Portfolio


                          Asset Allocation Portfolios


                  American Funds Balanced Allocation Portfolio
                   American Funds Growth Allocation Portfolio
                  American Funds Moderate Allocation Portfolio
                     MetLife Aggressive Strategy Portfolio
                      MetLife Balanced Strategy Portfolio
                      MetLife Defensive Strategy Portfolio
                       MetLife Growth Strategy Portfolio
                      MetLife Moderate Strategy Portfolio
                    Strategic Conservative Growth Portfolio
                           Strategic Growth Portfolio
                     Strategic Growth and Income Portfolio
               Met/Franklin Templeton Founding Strategy Portfolio


         This Statement of Additional Information provides supplementary information pertaining to shares of 47 investment portfolios ("Portfolios") of Met Investors Series Trust (the "Trust"), an open-end, management investment company. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses dated April 28, 2008 for, as applicable, the Class A, Class B, Class C and Class E shares of the Portfolios listed above. The Prospectuses may be obtained by writing to the Trust at the address above or by calling 800-848-3854.

         The Portfolios listed under the heading Allocation Portfolios are collectively referred to herein as the "Allocation Portfolios" and individually, an "Allocation Portfolio". Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.


         The audited financial statements described in "Financial Statements" herein for the periods ended December 31, 2007, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission on March 6, 2008 (File No. 811-10183), are incorporated by reference and made part of this document.


         No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                               TABLE OF CONTENTS



                                                                                                                 Page



INVESTMENT OBJECTIVES AND POLICIES................................................................................5
         Asset-Backed Securities..................................................................................5
         Brady Bonds..............................................................................................6
         Collateralized Debt Obligations..........................................................................7
         Convertible Securities...................................................................................8
         Credit Default Swaps.....................................................................................9
         Depositary Receipts......................................................................................9
         Dollar Roll Transactions................................................................................10
         Event-Linked Bonds......................................................................................10
         Floaters................................................................................................11
         Foreign Currency Transactions...........................................................................11
         Foreign Securities......................................................................................15
         Forward Commitments, When-Issued and Delayed Delivery ..................................................20
         High Yield/High Risk Debt Securities....................................................................20
         Hybrid Instruments......................................................................................22
         Illiquid Securities.....................................................................................23
         Inflation-Indexed Bonds.................................................................................23
         Interest Rate Transactions..............................................................................24
         Investment Grade Corporate Debt Securities..............................................................26
         Loans and Other Direct Indebtedness.....................................................................26
         Money Market Securities.................................................................................26
         Mortgage-Backed Securities..............................................................................28
         Municipal Fixed Income Securities.......................................................................30
         Options and Futures Strategies..........................................................................31
         Other Investment Companies..............................................................................36
         Portfolio Turnover......................................................................................38
         Real Estate Investment Trusts...........................................................................39
         Repurchase Agreements...................................................................................40
         Reverse Repurchase Agreements...........................................................................40
         Rights and Warrants.....................................................................................41
         Securities Loans........................................................................................41
         Short Sales.............................................................................................42
         Structured Notes........................................................................................43
         Swaps...................................................................................................43
         U.S. Government Securities..............................................................................45
         Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds................................................45
INVESTMENT RESTRICTIONS..........................................................................................46
         Fundamental Policies....................................................................................46
         Non-Fundamental Policies................................................................................47

PERFORMANCE INFORMATION..........................................................................................51
         Total Return............................................................................................51
         Yield...................................................................................................52
         Non-Standardized Performance............................................................................53


PORTFOLIO TRANSACTIONS...........................................................................................53

MANAGEMENT OF THE TRUST..........................................................................................58
         Trustees and Officers...................................................................................58
         Committees of the Board.................................................................................62
         Compensation of the Trustees............................................................................63
         Indemnification of Trustees and Officers................................................................64
         Trustees' and Officers' Share Ownership.................................................................64
         Proxy Voting Policies and Procedures....................................................................64
         Proxy Voting Records....................................................................................65
         Portfolio Holdings Disclosure Policy....................................................................65

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................66
         The Manager.............................................................................................66
         The Advisers............................................................................................80
         Portfolio Management....................................................................................85
         The Administrator.......................................................................................85
         The Distributor.........................................................................................85
         Code of Ethics..........................................................................................90
         Custodian...............................................................................................90
         Transfer Agent..........................................................................................90
         Legal Matters...........................................................................................90
         Independent Registered Public Accounting Firm...........................................................90

REDEMPTION OF SHARES.............................................................................................90


NET ASSET VALUE..................................................................................................91

FEDERAL INCOME TAXES.............................................................................................92
ORGANIZATION AND CAPITALIZATION OF THE TRUST.....................................................................95



FINANCIAL STATEMENTS.............................................................................................97

APPENDIX A (Securities Ratings).................................................................................A-1

APPENDIX B (Proxy Voting Policies and Procedures)...............................................................B-1

APPENDIX C (Portfolio Manager Disclosure).......................................................................C-1


                          INVESTMENT OBJECTIVES AND POLICIES

         The following information supplements the discussion of the investment objectives and policies of the Portfolios in the Prospectus. If a Portfolio is not identified below in connection with a particular strategy or technique, its Adviser, as of the effective date of this Statement of Additional Information, does not currently intend to invest any of the Portfolio's assets in that strategy or technique although it has the ability to do so and may do so in the future.

         Each Allocation Portfolio operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds managed by the Manager or its affiliates or unaffiliated third party investment advisers ("Third Party Funds"), as applicable (collectively, the "Underlying Portfolios"). In addition to investments in shares of the Underlying Portfolios, an Allocation Portfolio may invest for cash management purposes in U.S. government securities and in money market securities. In addition to the fees directly associated with an Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which an Allocation Portfolio invests. This Statement of Additional Information contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying Portfolios that are series of Metropolitan Series Fund, Inc., please see the April 28, 2008 prospectus and statement of additional information of Metropolitan Series Fund, Inc. (SEC File No. 811-03618). For additional information about Underlying Portfolios that are Third Party Funds, please see the current prospectus and statement of additional information applicable to such Third Party Fund.

         Each Allocation Portfolio invests in shares of the Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager's or Adviser's, as applicable, allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio's investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Allocation Portfolio allocates to the Underlying Portfolios utilizing such strategies. However, information in "Money Market Securities", "Other Investment Companies" and "U.S. Government Securities" also applies generally to direct investments that may be made by the Allocation Portfolios.

                  Asset-Backed Securities. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Janus Forty, Lazard Mid Cap, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, T. Rowe Price Mid Cap Growth and Third Avenue Small Cap Value Portfolios)

         Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

         Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

         The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

         In the case of privately issued asset-backed securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

                  Brady Bonds. (Met/AIM Capital Appreciation, BlackRock Large Cap Core, Dreman Small Cap Value, Met/Franklin Income, Janus Forty, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Emerging Markets Equity, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

         Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only in the last decade, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (the uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

     Collateralized Debt Obligations. (BlackRock High Yield, Janus Forty, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, MFS(R) Value, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)

         A Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

         For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and services to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

         The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolios' Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

     Convertible Securities. (All Portfolios except Batterymarch Growth and Income and Turner Mid Cap Growth Portfolios)


         A Portfolio may invest in convertible securities of domestic and, subject to the Portfolio's investment strategy, foreign issuers. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

         Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for that Portfolio. Neither event will require the sale of such securities, although a Portfolio's investment adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

     Credit  Default  Swaps.   (BlackRock  High  Yield,   Met/Franklin   Income,
     Met/Franklin Mutual Shares, Janus Forty, Legg Mason Partners Managed Assets, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

         A Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap.

         A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

          Depositary Receipts. (All Portfolios)

         A Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Because American Depositary Receipts are listed on a U.S. securities exchange, the investment advisers of the following Portfolios do not treat them as foreign securities.

 o Batterymarch Growth and Income
 o BlackRock High Yield
 o Goldman Sachs Mid Cap Value
 o Legg Mason Partners Aggressive Growth
 o Legg Mason Partners Managed Assets
 o Legg Mason Value Equity
 o Lord Abbett Bond Debenture
 o Lord Abbett Growth and Income
 o Lord Abbett Mid Cap Value
 o RCM Technology


         However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

     o Turner Mid Cap Growth Portfolio does not expect to invest more than 10% of its total assets in American Depositary Receipts.

     Dollar Roll Transactions. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, Met/Franklin Income, Lazard Mid Cap, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)

         Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the Adviser's ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the Portfolio. The Portfolio will maintain until the settlement date the segregation, either on the records of the Adviser or with the Trust's custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

     Event-Linked Bonds. (BlackRock High Yield, Met/Franklin Income, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

         Each Portfolio may invest up to 5% of its net assets in "event-linked bonds," which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some even-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.


     Floaters. (BlackRock High Yield, BlackRock Large Cap Core, Met/Franklin Income, Goldman Sachs Mid Cap Value, Janus Forty, Legg Mason Partners Aggressive Growth, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)

         A Portfolio may invest in floaters, which are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under "Foreign Securities."


     Foreign Currency Transactions. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, BlackRock Large Cap Core, Clarion Global Real Estate, Dreman Small Cap Value, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Legg Mason Partners Aggressive Growth, Legg Mason Value Equity, Loomis Sayles Global Markets, MFS(R) Emerging Markets Equity, MFS(R) Research International, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology, T. Rowe Price Mid Cap Growth, Met/Templeton Growth, Third Avenue Small Cap Value and Van Kampen Mid Cap Growth Portfolios)


         Foreign Currency Exchange Transactions. A Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The investment adviser to a Portfolio may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging").

         A Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Portfolio contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. For that purpose, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in or exposed to that foreign currency.

         If conditions warrant, a Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts as a hedge against changes in foreign currency exchange rates between the trade and settlement dates on particular transactions and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements.

         For transaction hedging purposes, a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option.

         A Portfolio may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated, or quoted or exposed (or an increase in the value of currency for securities which the Portfolio intends to buy, when it holds cash reserves and short-term investments). For position hedging purposes, a Portfolio may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase put or call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, a Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         Hedging transactions involve costs and may result in losses. A Portfolio may write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Portfolio's investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A Portfolio's ability to engage in hedging and related option transactions may be limited by tax considerations.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC"), such as the New York Mercantile Exchange. A Portfolio would enter into foreign currency futures contracts solely for hedging or other appropriate investment purposes as defined in CFTC regulations. Open positions in forwards used for non-hedging purposes will be covered if the Portfolio earmarks liquid assets or by the segregation with the Trust's custodian of liquid assets and marked to market daily.

         Forwards will be used primarily to adjust the foreign exchange exposure of each Portfolio with a view to protecting against uncertainty in the level of future foreign exchange rates, and the Portfolios might be expected to enter into such contracts under the following circumstances:

     Lock In. When the Adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

         Cross Hedge. If a particular currency is expected to decrease against another currency, a Portfolio may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Portfolio's holdings denominated in the currency sold.

         Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Adviser thinks that a Portfolio can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Portfolio would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Portfolio would hope to benefit from an increase (if any) in value of the bond.

         Proxy Hedge. The Adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Portfolio, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in any given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although a Portfolio intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin.

         Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

          Foreign Securities. (All Portfolios)

         A Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. A Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject a Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

         Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to a Portfolio.

         The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

         Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

         Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

         The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

         The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities. Set forth below is information regarding the percentage of each Portfolio's assets that may be invested in foreign securities.





      -------------------------------------------- ---------------------------------------------------
                                                      Intends to Invest No More Than the Following
                                                       Percentage of its Total Assets in Foreign
                       Portfolio                                       Securities
      -------------------------------------------- ---------------------------------------------------
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Met/AIM Capital Appreciation                     25%
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Met/AIM Small Cap Growth                         25%
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Batterymarch Growth and Income                   20%

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BlackRock High Yield                             10%

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BlackRock Large Cap Core                         10%

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Clarion Global Real Estate                      No limit

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Dreman Small Cap Value                           10%

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Met/Franklin Income                              25%
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Met/Franklin Mutual Shares                       35%
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Goldman Sachs Mid Cap Value                      25% (of net assets)



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Harris Oakmark International                     No limit

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Janus Forty                                      No limit; however the Adviser currently intends to
                                                 invest up to 25% of its assets in foreign
                                                 securities.  The Adviser does not consider
                                                 securities of companies domiciled outside the U.S.
                                                 but which conduct a majority of their business in
                                                 the U.S. and whose securities are traded on a U.S.
                                                 exchange to be "foreign securities."

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Lazard Mid Cap                                   25%

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Legg Mason Partners Aggressive                   No limit
   Growth

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Legg Mason Partners Managed                      20%
   Assets

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Legg Mason Value Equity                          25% (of net assets)



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Loomis Sayles Global Markets                     No limit

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Lord Abbett Bond Debenture                       20% (of net assets).  The Adviser does not consider
                                                 securities of companies domiciled outside the U.S.
                                                 but whose principal trading market is in the U.S.
                                                 to be "foreign securities."

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Lord Abbett Growth and Income                    20%. The Adviser does not consider securities of
                                                 companies domiciled outside the U.S. but whose
                                                 principal trading market is in the U.S. to be
                                                 "foreign securities."
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Lord Abbett Mid Cap Value                        10%.  The Adviser does not consider securities of
                                                 companies domiciled outside the U.S. but whose
                                                 principal trading market is in the U.S. to be
                                                 "foreign securities."
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MFS(R) Emerging Markets Equity                   No limit

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MFS(R) Research International                    25% in emerging markets

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Oppenheimer Capital                              35%
   Appreciation

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PIMCO Inflation Protected Bond                   30%

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PIMCO Total Return                               30%

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Pioneer Fund                                     20%, no more than 5% in emerging markets



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Pioneer Strategic Income                         85%

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RCM Technology                                   50%

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Rainier Large Cap Equity Portfolio               25% .  The Adviser intends to limit its investments
                                                 in foreign securities to U.S. dollar denominated
                                                 securities of foreign issuers or American
                                                 Depositary Receipts.
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T. Rowe Price Mid Cap Growth                     25%

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Met/Templeton Growth                             No limit
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Third Avenue Small Cap Value                     35%.  The Adviser intends to limit its investments
                                                 in foreign securities to companies issuing U.S.
                                                 dollar-denominated American Depositary Receipts or
                                                 which, in the judgment of its Adviser, otherwise
                                                 provide financial information which provides the
                                                 Adviser with substantively similar financial
                                                 information as Securities and Exchange Commission
                                                 disclosure requirements.
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Turner Mid Cap Growth                            10%

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Van Kampen Comstock                              25% (of net assets)



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Van Kampen Mid Cap Growth                        25%, including emerging markets
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     Securities of companies domiciled in Canada, Puerto Rico and the Caribbean Islands, if primarily traded in the U.S. securities markets, are not considered to be foreign securities. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below.

         Emerging Market Securities. Investments in emerging market country securities involve special risks. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Portfolio's investments in those countries and the availability to a Portfolio of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Portfolio's investments in such countries illiquid and more volatile than investment in more developed countries, and a Portfolio may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

         Transaction costs in emerging markets may be higher than in the U.S. and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

         A Portfolio may make investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Portfolio's securities are quoted would reduce the Portfolio's net asset value.

         Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Portfolio.

          Forward Commitments, When-Issued and Delayed Delivery Securities (All Portfolios except Met/Franklin Mutual Shares, Legg Mason Partners Aggressive Growth and Met/Templeton Growth Portfolios)

         A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

         A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

         Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

         Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if its investment adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

          High Yield/High Risk Debt Securities. (BlackRock High Yield, BlackRock Large Cap Core, Dreman Small Cap Value, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Janus Forty, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Emerging Markets Equity, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income and Third Avenue Small Cap Value Portfolios)

         Certain lower rated securities purchased by a Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

         In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

         Set forth below is information regarding the policies of certain Portfolios with respect to investments in high yield debt securities.



     -------------------------------------------- --------------------------------------------------------
                      Portfolio
     -------------------------------------------- --------------------------------------------------------
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BlackRock High Yield                            The high yield securities acquired by the  Portfolio
                                                will generally be in the lower rating categories of the
                                                major rating services (BB or lower by Standard & Poor's
                                                or Ba or lower by Moody's) or will be determined by the
                                                Portfolio management team to be of similar quality.
                                                Split rated bonds will be considered to have a higher
                                                credit rating
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Janus Forty                                     Intends to invest no more than 35% of its assets in high
                                                yield debt securities
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Legg Mason Partners Managed                    The  Portfolio  has adopted an operating  policy that Assets prohibits it from purchasing any securities rated lower than
                                               BBB by  Standard & Poor's,  Baa by Moody's or, if unrated by such services,  are, in the Adviser's opinion, of equivalent quality,  if as a result  more  than 10% of the  Portfolio's assets  that  are  invested  in  debt  securities  would  be invested  in such  securities  and the  Portfolio  does  not purchase  any debt  securities  rated B or  lower by  either service  or  their  equivalent  -  for  this  purpose,  debt securities do not include convertible securities


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Legg Mason Value Equity                         Intends to invest no more than 10% of its total assets
                                                in high yield debt securities
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MFS(R) Emerging Markets Equity                  Intends to invest no more than 10% of its net assets in
                                                high yield debt securities
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Pioneer Fund                                    Intends to invest no more than 5% of its total assets in
                                                high yield debt securities
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Pioneer Strategic Income                        Intends to invest no more than 70% of its total assets
                                                in high yield debt securities, but not more than 20% of
                                                total assets will be invested in debt securities rated
                                                below CCC by Standard & Poor's or the equivalent by
                                                another nationally recognized statistical rating
                                                organization, or determined to be of equivalent credit
                                                quality by the Adviser
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          Hybrid Instruments. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock Large Cap Core, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Janus Forty, Lazard Mid Cap, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology,
          T. Rowe Price Mid Cap Growth and Third Avenue Small Cap Value Portfolios)

         Although there are no percentage limitations on the amount of assets that may be invested in hybrid instruments, the investment advisers to the Portfolios do not anticipate that such investments will exceed 5% (10% with respect to Pioneer Strategic Income and T. Rowe Price Mid Cap Growth Portfolios) of each Portfolio's total assets. Hybrid instruments are a form of derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

          Illiquid Securities. (All Portfolios except Turner Mid Cap Growth Portfolio)

         Each Portfolio may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Portfolios' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the 15% limit. The inability of a Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Portfolios' investment advisers on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Portfolio's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

          Inflation-Indexed Bonds. (BlackRock High Yield, Met/Franklin Income, Met/Franklin Mutual Shares, Janus Forty, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Strategic Income and Met/Templeton Growth Portfolios)

         Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

         Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

         If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

          Interest Rate Transactions. (Met/AIM Capital Appreciation, BlackRock High Yield, Met/Franklin Income, Janus Forty, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return and Pioneer Strategic Income Portfolios)

         Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps and floors are entered into for good faith hedging purposes, the Advisers to the Portfolios and the Trust believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's or Moody's or has an equivalent rating from another nationally recognized statistical rating organization ("NRSRO") or is determined to be of equivalent credit quality by the investment adviser. For a description of the NRSROs and their ratings, see the Appendix. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any.

         For purposes of applying a Portfolio's investment policies and restrictions (as stated in the Prospectus and this Statement of Additional Information) swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.


          Investment Grade Corporate Debt Securities. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, BlackRock Large Cap Core, Clarion Global Real Estate, Dreman Small Cap Value, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Janus Forty, Lazard Mid Cap, Legg Mason Partners Aggressive Growth, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Growth and Income, MFS(R) Emerging Markets Equity, MFS(R) Research International, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology, T. Rowe Price Mid Cap Growth, Met/Templeton Growth, Third Avenue Small Cap Value, and Van Kampen Comstock Portfolios)


         Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See Appendix A for a description of the various securities ratings.


          Loans and Other Direct Indebtedness. (BlackRock High Yield, Met/Franklin Income, Met/Franklin Mutual Shares, Janus Forty, Lord Abbett Bond Debenture, Loomis Sayles Global Markets, MFS(R) Emerging Markets Equity, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, T. Rowe Price Mid Cap Growth and Met/Templeton Growth Portfolios)


         By purchasing a loan, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

         The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

     Money Market Securities. (All Portfolios)

         Money market securities in which the Portfolios may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

         Other money market securities in which a Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations a Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that a Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by a Portfolio will be regarded as illiquid.

         A Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

         Generally, the Portfolios will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser.

         The following Portfolios may invest in money market instruments rated A-3 by Standard & Poor's and Prime-3 by Moody's.


o        Dreman Small Cap
o        Harris Oakmark International
o        Janus Forty
o        Legg Mason Partners Aggressive Growth
o        Loomis Sayles Global Markets
o        Lord Abbett Bond Debenture
o        Lord Abbett Growth and Income
o        Lord Abbett Mid Cap Value

o        PIMCO Inflation Protected Bond Portfolio

o        PIMCO Total Return
o Goldman Sachs Mid Cap Value Portfolio may invest in money market instruments rated A-2 by Standard & Poor's and Prime-2 by Moody's.
o Pioneer Fund and Pioneer Strategic Income may also invest in these instruments if they are rated below investment grade in accordance with their investment objective, policies and restrictions

         Met/Franklin Income generally will only invest in money market instruments that have been assigned at least a "Caa" by Moody's or a "CCC" by Standard & Poor's, or if not rated, determined to be of comparable quality by the Portfolio's investment adviser.

          Mortgage-Backed  Securities.  (Met/AIM Capital  Appreciation,  Met/AIM
          Small Cap Growth, BlackRock High Yield, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Janus Forty, Lazard Mid Cap, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, T. Rowe Price Mid Cap Growth and Third Avenue Small Cap Value Portfolios)

         A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain Portfolios may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

         CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Portfolio that invests in CMOs.

         The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

         Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolios, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Portfolio may not be able to realize the rate of return it expected.

         Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

         Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolios may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

         Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolios' ability to buy and sell those securities at any particular time.

         In the case of privately issued mortgage-related securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

          Municipal Fixed Income Securities. (BlackRock High Yield, Met/Franklin Income, Legg Mason Partners Managed Assets, Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios)


         A Portfolio may invest in municipal bonds of any state, territory or possession of the U.S., including the District of Columbia. The Portfolio may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works including residual interest bonds. Interest payments received by holders of these securities are generally tax-free. Municipal bonds may also be issued to refinance public debt.


         Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

         A Portfolio may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

         The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's, Moody's and Fitch Investor Services, Inc. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Portfolio, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to sell the bond, but the Portfolio's investment adviser would consider such events in determining whether the Portfolio should continue to hold it.

         The ability of the Portfolio to achieve its investment objective depends upon the continuing ability of the issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Portfolio's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Portfolio's investment adviser may lack sufficient knowledge of an issue's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Portfolio.

         From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Portfolio. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Portfolio's investment objectives and policies.


        Options and Futures Strategies.  (All Portfolios)

         A Portfolio may seek to increase the current return on its investments by writing covered call or covered put options. In addition, a Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which its Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce a Portfolio's current return.

         The Advisers to the following Portfolios do not presently intend to utilize options or futures contracts and related options but may do so in the future.

o        Harris Oakmark International
o        Legg Mason Partners Aggressive Growth
o        Lord Abbett Bond Debenture
o        Lord Abbett Growth and Income
o        Lord Abbett Mid Cap Value





         The ability of a Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Portfolio will be able to utilize these instruments effectively for the purposes stated below.

         Writing Covered Options on Securities. A Portfolio may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its investment adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by a Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price.

         A Portfolio may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered "covered" if the Portfolio owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Portfolio will maintain in a segregated account at the Trust's custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A written call option is also covered if the Portfolio maintains in a segregated bank account at the Trust's custodian bank or earmarks liquid assets with the value equal to or greater than the Portfolio's obligation under the option. A Portfolio may also write combinations of covered puts and covered calls on the same underlying security.

         A Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

         A Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         Purchasing Put and Call Options on Securities. A Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

         A Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

         Except for the following Portfolios, no Portfolio intends to purchase put or call options if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 5% of its total assets.

o Met/AIM Capital Appreciation Portfolio - no specific limitation (but not for speculative purposes)
o Dreman Small Cap (but not if, as a result of any such transaction, the aggregate cost of options held by the
         Portfolio at the time of such transaction would exceed 10% of its total assets)
o        Goldman Sachs Mid Cap Value - no specific limitation
o        Janus Forty (but not if, as a result of any such transaction, the aggregate cost of options held by the Portfolio at the time of such transaction would exceed 10% of its total assets)
o Loomis Sayles Global Markets - no specific limitation o PIMCO Inflation Protected Bond - no specific limitation
o        PIMCO Total Return - no specific limitation
o Pioneer Fund (although no specific limitation on investing in derivatives, the Portfolio does not use derivatives as a primary
         investment technique and   generally limits their use to hedging)
o Pioneer Strategic Income (although no specific limitation on investing in derivatives, the Portfolio does not use derivatives as a primary investment technique and generally limits their use to hedging)
o        RCM Technology - no specific limitation


         The Met/AIM Capital Appreciation and Met/AIM Small Cap Growth Portfolios will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Portfolios' total assets.

         Purchase and Sale of Options and Futures on Stock Indices. A Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         If a Portfolio's Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Portfolio's Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

         Purchase and Sale of Interest Rate Futures A Portfolio may purchase and sell interest rate futures contracts on fixed income securities or indices of such securities, including municipal indices and any other indices of fixed income securities that may become available for trading either for the purpose of hedging its portfolio securities against the adverse effects of anticipated movements in interest rates or for other investment purposes.

         A Portfolio may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by a Portfolio will fall, thus reducing the net asset value of the Portfolio. This interest rate risk can be reduced without employing futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. However, this strategy entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Portfolio's average yield as a result of the shortening of maturities.

         The sale of interest rate futures contracts provides a means of hedging against rising interest rates. As rates increase, the value of a Portfolio's short position in the futures contracts will also tend to increase thus offsetting all or a portion of the depreciation in the market value of the Portfolio's investments that are being hedged. While the Portfolio will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

         A Portfolio may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, it is expected that an equivalent amount of futures contracts will be closed out.

         A Portfolio will enter into futures contracts which are traded on national or foreign futures exchanges, and are standardized as to maturity date and the underlying financial instrument. Futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the CFTC. Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF, and in Tokyo at the Tokyo Stock Exchange.

         With respect to futures contracts that are not legally required to "cash settle," a Portfolio may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to "cash settle," however, a Portfolio is permitted to set aside or earmark liquid assets in an amount equal to the Portfolio's daily marked to market (net) obligation, if any, (in other words, the Portfolio's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures, a Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full market value of the futures contract.

         Options on Futures Contracts A Portfolio may purchase and write call and put options on stock index and interest rate futures contracts. A Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, a Portfolio may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Portfolio intends to purchase.

         In connection with transactions in stock index options, stock index futures, interest rate futures and related options on such futures, a Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.





         Risks of Options and Futures Strategies The effective use of options and futures strategies depends, among other things, on a Portfolio's ability to terminate options and futures positions at times when its investment adviser deems it desirable to do so. Although a Portfolio will not enter into an option or futures position unless its Adviser believes that a liquid market exists for such option or future, there can be no assurance that a Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Advisers generally expect that options and futures transactions for the Portfolios will be conducted on recognized exchanges. However, a Portfolio may also purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. A Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

         The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of a Portfolio's Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

          Other Investment Companies. (All Portfolios except Met/Templeton Growth and Turner Mid Cap Growth Portfolios)

         Except as provided below, in connection with its investments in accordance with the various investment disciplines, a Portfolio may invest up to 10% of its total assets in shares of other investment companies (including exchange-traded funds such as Standard & Poor's Depository Receipts ("SPDRs") and iSharesSM as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of such other investment company. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for a Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities. A Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio. Each Portfolio does not intend to invest in other investment companies unless, in the Adviser's judgment, the potential benefits exceed associated costs.

         Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ") National Market System. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, a net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of Portfolio Deposit.

         SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolios could result in losses on SPDRs.

         A Portfolio may, subject to the limitations stated above, invest in iSharesSM and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iSharesSM are listed on the AMEX and were initially offered to the public in 1996. The market prices of iSharesSM are expected to fluctuate in accordance with both changes in the net asset values ("NAV") of their underlying indices and supply and demand of iSharesSM on the AMEX. However, iSharesSM have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharesSM for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharesSM will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharesSM should occur in the future, the liquidity and value of a Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, a Portfolio could be required to reconsider the use of iSharesSM as part of its investment strategy.





     Each Allocation Portfolio invests substantially all of its assets in the securities of other investment companies.

     Portfolio Turnover

         While it is impossible to predict portfolio turnover rates, the Advisers to the Portfolios do not anticipate the turnover rate to exceed 100%, except as follows.


-------------------------------------------------- -------------------------------------------------------------------
Turnover Rate                                      Portfolio
-------------------------------------------------- -------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Over 100%                                          PIMCO Inflation Protected Bond and PIMCO Total Return
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Under 150%                                         Legg Mason Partners Managed Assets (equity portion)

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Under 200%                                         Batterymarch Growth and Income, Legg Mason Partners Managed Assets,
                                                   Turner Mid Cap Growth and Van Kampen Mid Cap Growth

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Under 300%                                         RCM Technology
---------------------------------------------------------------------------------------------------------------------


     Preferred Stocks (All Portfolios except Legg Mason Partners Aggressive Growth and Turner Mid Cap Growth Portfolios)

         A Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

         If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

          Real Estate Investment Trusts. (All Portfolios except BlackRock High Yield, Harris Oakmark International, Legg Mason Partners Aggressive Growth and Van Kampen Comstock Portfolios)

         Except as set forth below, a Portfolio may invest up to 5% of its net assets in investments related to real estate, including real estate investment trusts ("REITs").

         The following Portfolios may invest up to 10% of their total assets in REITs.

o        Met/Franklin Income

o        T. Rowe Price Mid Cap Growth

o        Van Kampen Comstock
o        Van Kampen Mid Cap Growth


     The following Portfolios may invest up to 15% of their total assets in REITs.

o        Met/AIM Small Cap Growth
o        Dreman Small Cap Value
o        Met/Franklin Mutual Shares
o        Lazard Mid Cap
o        Legg Mason Value Equity
o        Loomis Sayles Global Markets
o        Oppenheimer Capital Appreciation


         The following Portfolio may invest up to 20% of its net assets in REITs.

o        Pioneer Fund


         The following Portfolios may invest in REITs without limit.

o        Clarion Global Real Estate
o        Goldman Sachs Mid Cap Value
o        PIMCO Inflation Protected Bond
o        PIMCO Total Return
o        Pioneer Strategic Income



         Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

          Repurchase Agreements. (All Portfolios except Met/Templeton Growth Portfolio)

         Each of the Portfolios may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but no Portfolio may invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. A Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss a Portfolio will enter into repurchase agreements only with financial institutions which are considered by its investment adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause a Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.


          Reverse Repurchase Agreements. (All Portfolios except BlackRock Large Cap Core, Clarion Global Real Estate, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Harris Oakmark International, MFS(R) Emerging Markets Equity, MFS(R) Research International, Rainier Large Cap Equity, T. Rowe Price Mid Cap Growth, Turner Mid Cap Growth, Met/Templeton Growth and Van Kampen Comstock Portfolios)



         A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time a Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). A Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligation to repurchase the securities, and a Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

          Rights and Warrants. (All Portfolios except Rainier Large Cap Equity Portfolio)

         A Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

         Low Exercise Price Call Warrants are used to gain exposure to stocks in difficult to access local markets. The warrants typically have a strike price set where the value of the warrants will be identical to the price of the underlying stock price. The value of the warrants fluctuate in line with the value of the underlying stock price and therefore, the risk and return profile of the warrants is virtually the same as owning the underlying securities. The warrants have no voting rights. Dividends issued to the warrant issuer by the underlying company will be distributed to the warrant holders, net of any taxes or commissions imposed by the local jurisdiction in respect of the receipt of such amount. In addition, the warrants are not exchangeable into the ordinary shares of the underlying stock. Low Exercise Price Call Warrants are typically sold in private placement transactions and may be classified as derivative instruments.

          Securities Loans. (All Portfolios)

         All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolios an amount equal to any dividends or interest received on loaned securities. The Portfolios retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

         Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a Portfolio's securities lending program. While the securities are being loaned, a Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A Portfolio will generally not have the right to vote securities while they are being loaned, but its Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Portfolio's Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

          Short Sales. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock Large Cap Core, Met/Franklin Mutual Shares, Janus Forty, Lazard Mid Cap, Legg Mason Value Equity, Loomis Sayles Global Markets, MFS(R) Emerging Markets Equity, MFS(R) Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology and T. Rowe Price Mid Cap Growth Portfolios)

         A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

         The following Portfolios may make short sales of a security they do not own.

o        Janus Forty (up to 8% of its total assets)
o        PIMCO Inflation Protected Bond
o        PIMCO Total Return
o        RCM Technology

         To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that
(i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

          Structured Notes. (Met/AIM Capital Appreciation, Met/Franklin Income, Goldman Sachs Mid Cap Value, Janus Forty, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, T. Rowe Price Mid Cap Growth and Met/Templeton Growth Portfolios)

         Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Certain issuers of structured notes may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Portfolio's investment in these structured notes may be limited by restrictions contained in the 1940 Act. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

         Credit Linked Notes. The BlackRock High Yield, Met/Franklin Income, Janus Forty, Loomis Sayles Global Markets, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund and Pioneer Strategic Income Portfolios may also purchase credit linked notes ("CLNs"). A CLN is an instrument in which a special purpose entity (the "Note Issuer") issues a structured note that is intended to replicate a corporate bond or portfolios of corporate bonds. The purchaser of the CLN invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to that of a highly rated asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the "Reference Bond"). Upon maturity of the CLN, the purchaser will receive payment equal to
(1) the original par amount paid to the Note Issuer, if there was neither a default on the Reference Bond nor a restructuring of the issuer of the Reference Bond, or (2) the value of the Reference Bond, if there has been such a default or restructuring. Depending on the terms of the CLN, it is also possible that the purchaser may be required to take physical delivery of the Reference Bond in the event of a default or restructuring. In addition to being subject to the risks relating to the Reference Bond, the purchaser of a CLN may be subject to the credit risk of the Note Issuer. In addition, there may not be a secondary market for the CLN even though such a market exists for the Reference Board.


          Swaps. (Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, BlackRock High Yield, Clarion Global Real Estate, Met/Franklin Mutual Shares, Janus Forty, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid Cap Value, MFS(R) Emerging Markets Equity, MFS(R) Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, RCM Technology and Met/Templeton Growth Portfolios)


         Swap contracts are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a Portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a Portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

         A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. A Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued by unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust's custodian, of cash or other liquid assets, to avoid any potential leveraging of a Portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the Advisers believe such obligations do not constitute "senior securities" under the 1940 Act and accordingly, the Adviser will not treat them as being subject to a Portfolio's borrowing restrictions. A Portfolio may enter into OTC swap transactions with counterparties that are approved by the Advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

         The swaps in which a Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

         The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

     U.S. Government Securities. (All Portfolios)

         Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

          Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds. (Met/AIM Capital Appreciation, BlackRock High Yield, Met/Franklin Income, Met/Franklin Mutual Shares, Goldman Sachs Mid Cap Value, Janus Forty, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, MFS(R) Emerging Markets Equity, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income and Third Avenue Small Cap Value Portfolios)

         Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

                              INVESTMENT RESTRICTIONS

     Fundamental Policies.

         The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

         1.       Borrowing

         Each Portfolio may not borrow money, except to the extent permitted by applicable law.

         2.       Diversification


         Except as noted, each Portfolio may not purchase a security if, as a result, with respect to 75% (50% with respect to Legg Mason Partners Aggressive Growth Portfolio) of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities. (The American Funds Balanced Allocation, American Funds Growth Allocation, American Funds Moderate Allocation, Met/Franklin Templeton Founding Strategy, Janus Forty, Legg Mason Value Equity, MetLife Aggressive Strategy, MetLife Balanced Strategy, MetLife Defensive Strategy, MetLife Growth Strategy, MetLife Moderate Strategy, Strategic Conservative Growth, Strategic Growth, Strategic Growth and Income Portfolios, as non-diversified funds, are not subject to any fundamental policy which limits their investments in a single issuer.)


         3.       Concentration


         Each Portfolio other than Clarion Global Real Estate may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations. The Clarion Global Real Estate Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that the Portfolio will invest greater than 25% of its total assets in the real estate industry, and, further provided, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities and repurchase agreements secured by such obligations.


         4.       Underwriting

         Each Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

         5.       Real Estate


         Each Portfolio other than Clarion Global Real Estate Portfolio may not purchase or sell real estate, although a Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities. The Clarion Global Real Estate Portfolio may not purchase real estate unless acquired as a result of the ownership of securities or instruments, except that the Portfolio may (i) invest in securities of issuers that mortgage, invest or deal in real estate or interests there, (ii) invest in securities that are secured by real estate or interests therein, (iii) purchase and sell mortgage-related securities, (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities, and (v) invest in real estate investment trusts of any kind.


         6.       Commodities

         Each Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. No Portfolio will consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

         7.       Loans

         Each Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

         8.       Senior Securities

         Each Portfolio may not issue any senior security (as defined in the 1940 Act) except in compliance with applicable law.

                  Non-Fundamental Policies.

         The following investment restrictions apply to each Portfolio, except as noted. These restrictions may be changed for any Portfolio by the Trust's Board of Trustees without a vote of that Portfolio's shareholders.

         Each Portfolio may not:

         (1)      Purchase securities on margin, except that each Portfolio may:
                  (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

         (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of each Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

         (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities (this restriction does not apply to Pioneer Strategic Income Portfolio);

         (4) Invest in companies for the purpose of exercising management or control. This restriction does not apply to Met/Franklin Mutual Shares Portfolio.

Operating Policies

         Warrants

         As a matter of operating policy, the Dreman Small Cap Portfolio will not invest more than 5% of its net assets in warrants.

         As a matter of operating policy, the following Portfolios will not invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

o        Legg Mason Partners Aggressive Growth
o        Lord Abbett Bond Debenture
o        Lord Abbett Growth and Income
o        Lord Abbett Mid Cap Value
o        Van Kampen Comstock

         As a matter of operating policy, the PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios will not invest more than 5% of each Portfolio's net assets in warrants, including those acquired in units or attached to other securities. For purposes of the policy, warrants will be valued at the lower of cost or market, except that warrants acquired by the Portfolio in units with or attached to securities may be deemed to be without value.

         Inverse Floating Rate Securities


         The PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Strategic Income and RCM Technology Portfolios will not invest more than 5% of each Portfolio's net assets (taken at market value at the time of investment ) in any combination of interest only, principal only, or inverse floating rate securities.


         Borrowing

         With respect to borrowing, each Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. A Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. A Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

         Loans of Portfolio Securities

         With respect to loans of portfolio securities, as a matter of operating policy, each Portfolio will limit the aggregate of such loans to 33 1/3% of the value of the Portfolio's total assets.

         Real Estate Investments

         With respect to real estate investments, as a matter of operating policy, the Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid Cap Value and Van Kampen Comstock Portfolios will not invest in real estate limited partnership interests other than partnerships organized as REITS.

         When Issued/Delayed Delivery Securities

         The Dreman Small Cap Portfolio may invest up to an aggregate of 5% of its total assets in when-issued-commitments.

     o With respect to when-issued and delayed delivery securities, it is the policy of all Portfolios permitted to invest in such securities, not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments, except as follows.

         The following Portfolios may invest up to an aggregate of 25% of their total assets in when-issued commitments.

o        Met/Aim Small Cap Growth
o        Lazard Mid Cap Portfolios


         The following Portfolios have no current policy limiting the percentage of assets which may be invested in when-issued commitments.

o        Met/Franklin Income                o      Pioneer Fund
o        Goldman Sachs Mid Cap Value        o      Pioneer Strategic Income
o        Harris Oakmark International       o      T. Rowe Price Mid Cap Growth
o        Loomis Sayles Global Markets       o      Turner Mid Cap Growth
o        PIMCO Inflation Protected Bond     o      Van Kampen Comstock
o        PIMCO Total Return


         Foreign Currency Transactions

         With respect to foreign currency transactions, a Portfolio may enter into transactions only with counterparties deemed creditworthy by the Portfolio's investment adviser. A Portfolio, other than Loomis Sayles Global Markets, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios, will not enter into a transaction to hedge currency exposure to an extent greater, after settling all transactions intended to wholly or partially offset other transactions, than the aggregate market values (at the time of entering into the transaction) of the securities held in its portfolio that are denominated, exposed to or generally quoted in or currently convertible into such currency other than with respect or cross hedging or proxy hedging. Loomis Sayles Global Markets, PIMCO Inflation Protected Bond and PIMCO Total Return Portfolios may also enter into foreign currency transactions, including the direct purchase of foreign currencies, for non-hedging purposes.

         Swaps

         With respect to swaps, a Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by Standard & Poor's or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality of the Portfolio's Adviser.

         Concentration

         For the purposes of determining concentration in any one industry, each Allocation Portfolio will aggregate the amount of investments of all affiliated Underlying Portfolios.


80% Investment Policy (BlackRock High Yield, BlackRock Large Cap Core, Clarion Global Real Estate, Dreman Small Cap Value, Goldman Sachs Mid Cap Value, Lazard Mid Cap, Legg Mason Value Equity, Lord Abbett Bond Debenture, Lord Abbett Mid Cap Value, Met/AIM Small Cap Growth, MFS(R) Emerging Markets Equity, PIMCO Inflation Protected Bond, Pioneer Strategic Income, RCM Technology, Rainier Large Cap Equity, T. Rowe Price Mid Cap Growth, Third Avenue Small Cap Value, Turner Mid Cap Growth, Van Kampen Comstock and Van Kampen Mid Cap Growth Portfolios) Under normal circumstances, each of the Portfolios listed above will invest at least 80% of its respective assets (defined as net assets plus the amount of any borrowing for investment purposes) in certain securities as indicated in the current Prospectus. (See the Prospectus for a detailed discussion of these Portfolios' investments.) Shareholders will be provided with at least 60-days' prior written notice of any changes in the 80% investment policy. Such notice will comply with the conditions set forth in any applicable Securities and Exchange Commission rule then in effect.


         Unless otherwise indicated, all limitations applicable to a Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio's investment portfolio, resulting from market fluctuations or other changes in a Portfolio's total assets will not require a Portfolio to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                               PERFORMANCE INFORMATION

         Total return and yield will be computed as described below.

          Total Return

         Each Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV

Where:
        P =       a hypothetical initial payment of $1,000
        T =       average annual total return
        n =       number of years
      ERV =       Ending Redeemable Value of a hypothetical $1,000 payment
                  made at the beginning of the 1-, 5-, or 10-year (or other) periods at the end of the 1-, 5-, or 10-year (or other) periods (or fractional portion thereof).

         The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions which are, or may be, imposed under the Contracts.

         The performance of each Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, a Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

          Yield

         From time to time, the Trust may quote the BlackRock High Yield Portfolio's, the Met/Franklin Income Portfolio's, the Lord Abbett Bond Debenture Portfolio's, the PIMCO Inflation Protected Bond Portfolio's, the PIMCO Total Return Portfolio's, the Clarion Global Real Estate Portfolio's and the Pioneer Strategic Income Portfolio's yield and effective yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

         The 30-day yield for the BlackRock High Yield, Met/Franklin Income, Lord Abbett Bond Debenture, PIMCO Inflation Protected Bond, PIMCO Total Return, and Pioneer Strategic Income Portfolios and the Clarion Global Real Estate Portfolio will be calculated according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                          YIELD = 2[(a-b+1)(6)-1]
                                     cd

Where:      a =    dividends and interest earned during the period

            b =    expenses accrued for the period (net of reimbursements)

            c = the average daily number of shares outstanding during the period that were entitled to receive dividends

            d =    the net asset value per share on the last day of the period

     For the purpose of determining the interest earned (variable "a" in the formula above) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

     Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Portfolios'
investment portfolios, portfolio maturity, operating expenses and market conditions.

     Shareholders should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

          Non-Standardized Performance

         In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolios for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                           PORTFOLIO TRANSACTIONS

         The Allocation Portfolios invest primarily in the Underlying Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios, but they may incur such costs if they invest directly in other types of securities, and they bear such costs indirectly through their investments in the Underlying Portfolios. Accordingly, the following description is relevant for the Allocation Portfolios and the Underlying Portfolios.

         Subject to the supervision and control of the Manager and the Trustees of the Trust, each Portfolio's Manager or Adviser, as applicable, is responsible for decisions to buy and sell securities for its account and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolios invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Manager or Adviser of each Portfolio, as applicable, is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio by the Manager or Adviser, as applicable, and not according to any formula. It is not anticipated that the Manager of the Allocation Portfolios will purchase any significant amount of securities other than shares of the Underlying Portfolios. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Manager or Adviser, as applicable, considers the firm's reliability; the quality of its execution services on a continuing basis; confidentiality, including trade anonymity; and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolios, their Manager or Advisers, as applicable, with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In doing so, a Portfolio may pay higher commission rates than the lowest available when its Manager or Adviser, as applicable, believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, each Portfolio's Manager or Adviser, as applicable, is of the opinion that, because research provided by a broker must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Manager or Adviser by supplementing the Manager's or Adviser's research.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Portfolio's Adviser receives and, with respect to the Allocation Portfolios, the Manager may receive, research services from many broker-dealers with which the Manager or Adviser, as applicable, places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. This research, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

         As noted above, the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation imparts knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

         The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for each Portfolio on a quarterly basis.

         Under the Directed Brokerage policy, any payments or benefits accrued by or credited to a particular Portfolio are applied against the Portfolio's gross expenses. Accordingly, in the event that the Manager waives or limits its fees or assumes other expenses of a Portfolio in accordance with the Expense Limitation Agreement described herein (collectively, "expense reimbursements"), payments or benefits accrued by or credited to the Portfolio under the Directed Brokerage policy may reduce the expense reimbursements owed by the Manager to the Portfolio.

         An Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Portfolio effects its securities transactions may be used by the Portfolio's Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of each Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including a Portfolio.

         Whenever concurrent decisions are made to purchase or sell securities by a Portfolio and another account, the Portfolio's Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on a Portfolio. In the opinion of each Adviser, however, the results of such procedures will, on the whole, be in the best interest of each of the accounts.

         The Advisers to the Portfolios may execute portfolio transactions through certain of their affiliated brokers, if any, acting as agent in accordance with procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account. It is anticipated that the Adviser to Third Avenue Small Cap Value Portfolio will execute a majority of the Portfolio's transactions through an affiliated broker.

         The following table shows the amounts of brokerage commissions paid by the Portfolios during the fiscal years ended December 31, 2007, December 31, 2006, and December 31, 2005 or October 31, 2006, and October 31, 2005, as noted.




        ---------------------------------------------- ------------------ ----------------- ----------------
                          Portfolio                12/31/07           12/31/06         12/31/05
                          ---------               --------            --------         --------


Met/AIM Small Cap Growth                             $670,477           $752,792          $719,277

Batterymarch Growth and Income                       395,847             338,099(13)         N/A

BlackRock High Yield(1)                                  722                ---                 31

BlackRock Large Cap Core(2)                          450,849              34,632            45,776

Clarion Global Real Estate (3)                     3,160,080           1,957,452         1,360,834

Dreman Small Cap Value                               419,504             225,365           6,495(4)

Goldman Sachs Mid Cap Value                          806,159             474,565           451,945

Harris Oakmark International                       3,457,484           2,564,108         1,242,073

Janus Forty(5)                                       638,351             741,365           531,600

Lazard Mid Cap(6)                                  1,397,929             868,654           590,125

Legg Mason Partners Aggressive                       190,012           1,269,392         1,412,300
  Growth(7)


Legg Mason Partners Managed                          125,296             202,146           117,608
   Assets

Legg Mason Value Equity                              903,517             908,723             6,202(8)

Loomis Sayles Global Markets                       1,739,052             653,128(13)          N/A

Lord Abbett Bond Debenture                            27,449              19,206            50,597

Lord Abbett Growth and Income                      3,154,129           1,932,766         2,376,453

Lord Abbett Mid Cap Value                            253,538             210,624           184,752

MFS(R) Emerging Markets Equity                     2,573,676           1,201,288(13)         N/A

MFS(R) Research International                      3,630,570           3,723,719         2,622,022

Oppenheimer Capital Appreciation                   1,256,171           1,081,501         1,462,139

PIMCO Inflation Protected Bond                       135,536              74,103            33,366

PIMCO Total Return                                 1,672,085             527,556           325,800

Pioneer Fund                                          10,526              21,319            17,885

RCM Technology(9)                                  1,529,519           2,204,387         1,688,027

T. Rowe Price Mid Cap Growth                         582,981             606,323           419,561

Third Avenue Small Cap Value                       2,557,402           1,229,269           983,289

Turner Mid Cap Growth                                748,101             817,623           561,064

Van Kampen Comstock                                  762,918             684,178           670,404(4)

Van Kampen Mid Cap Growth(10)                        101,693             131,183            92,819


MetLife Aggressive Strategy                             0                  0                 0

MetLife Balanced Strategy                               0                  0                 0

MetLife Defensive Strategy                              0                  0                 0

MetLife Growth Strategy                                 0                  0                 0

MetLife Moderate Strategy                               0                  0                 0

Rainier Large Cap Equity                             493,321(15)        N/A               N/A

Strategic Conservative Growth                        0                     0(14)             N/A

Strategic Growth                                     0                     0(14)             N/A

Strategic Growth and Income                          0                     0(14)             N/A


                                                                        10/31/06          10/31/05

Met/AIM Capital Appreciation (11)                    340,768             566,429           444,810

Pioneer Strategic Income(12)                         0                      7                 0


(1) Formerly Federated High Yield.
(2) Formerly Mercury Large Cap Core.
(3) Formerly Neuberger Berman Real Estate.
(4) For the period 5/1/05 through 12/31/05.
(5) Formerly Janus Capital Appreciation.
(6) Formerly Met/AIM Mid Cap Core Equity.
(7) Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.
(8) For the period 11/1/05 through 12/31/05.
(9) Formerly RCM Global Technology.
(10)Formerly Lord Abbett Growth Opportunities.
(11)For the period 11/1/06 through 12/31/06, commissions paid by the Portfolio were $53,611.
(12)For the period 11/1/06 through 12/31/06, commissions paid by the Portfolio were $0.
(13)For the period 5/1/06 through 12/31/06.
(14)For the period 11/1/06 through 12/31/06.
(15)For the period 11/1/07 through 12/31/07.



         In 2007, the following Portfolios paid the amounts indicated to an affiliated broker of the Adviser:



---------------------------------- ------------------- ------------------------ ----------------- -----------------------

                                                         Aggregate Brokerage     Percentage of          Percentage
                                                        Commissions Paid to     Total Brokerage      of Commissionable
                                       Affiliated             Affiliate           Commissions          Transactions
            Portfolio                Broker-Dealer

Goldman Sachs Mid Cap Value         Goldman Sachs & Co.        $29,873                 3.71%              5.03%
Portfolio

Clarion Global Real Estate          Lehman Brothers, Inc.     $626,916                19.84%             24.21%
Portfolio(1)



Clarion Global Real Estate          Neuberger Berman LLC        $2,438                 0.08%             0.09%
Portfolio(1)


Third Avenue Small Cap Value        M.J. Whitman LLC        $1,586,156                62.02%             53.76%


Van Kampen Comstock                Morgan Stanley & Co.        $12,644                 1.66%              0.19%

Van Kampen Mid Cap Growth          Morgan Stanley & Co.         $2,856                  2.81%              1.83%


------------------------------------------------------------------------------------------------------------------------

(1) Formerly Neuberger Berman Real Estate.



                               MANAGEMENT OF THE TRUST

         The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Portfolios' activities, reviewing, among other things, each Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

                  Trustees and Officers

         The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."





  The Trustees

----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------

                                                                                         Number
                                              Term of                                      of
                                              Office                                   Portfolios
                                               and                                        in
                                              Length                                  Fund Complex+
                               Position(s)      of                                      overseen        Other Directorships
                               Held with       Time        Principal Occupation(s)         by                 Held
       Name and Age            Registrant     Served          During Past 5 Years        Trustee          by Trustee
       -------------           ----------    --------         -------------------    -------------     -------------------------


Interested Trustees

Elizabeth M. Forget*  (41)    President     Indefinite;  Since May 2007, Senior Vice         89           Director,
                              and Trustee   From         President, MetLife, Inc.; since                  Metropolitan Series

                                            December     December 2000, President of Met                  Fund, Inc. and
                                            2000 to      Investors Advisory LLC; since                    MetLife Series Fund
                                            present      May 2006, President of MetLife                   II since August,

                                                         Advisers LLC; from December 2003                 2006
                                                         to April 2007, Vice President,
                                                         MetLife, Inc.


Robert Boulware**(51)       Trustee       Indefinite;    Since 2004, Director of Norwood     52           Director of Gainsco,
                                          From March     Promotional Products, Inc.; since                Inc., Norwood
                                          2008 to        2005, Director of Gainsco, Inc.                  Promotional Products,
                                          present        (auto insurance); since 2007,                    Inc., Wealthpoint
                                                         Director of Wealthpoint Advisors                 Advisors and Holladay
                                                         (a business development company)                 Bank.
                                                         and Holladay Bank; from 1992-2006,
                                                         President and Chief Executive
                                                         Officer of ING Fund Distributor,
                                                         LLC.


Disinterested Trustees

Dawn M. Vroegop             Trustee       Indefinite;    From September 1999 to September    52           None
(41)                                      From           2003, Managing Director,
                                          December       Dresdner RCM Global Investors.

                                          2000 to
                                          present


Stephen M. Alderman  (48)   Trustee       Indefinite;    Since November 1991, Shareholder    52           None
                                          From           in the law firm of Garfield and

                                          December       Merel, Ltd.
                                          2000 to
                                          present

Jack R. Borsting  (79)      Trustee       Indefinite;    Since 2006, Professor of Business   52           Lead Governor,
                                          From           Administration and Dean Emeritus,                American Stock
                                          December       Marshall School of Business,                     Exchange, Director,
                                          2000 to        University of Southern California                Los Angeles
                                          present        (USC); from 2001 to 2005,                        Orthopedic Hospital,
                                                         Professor of Business                            Trustee, The Rose
                                                         Administration and Dean Emeritus;                Hills Foundation.
                                                         from 1995-2001 Executive Director,               Member, Army Science
                                                         Center for Telecommunications                    Board.
                                                         Management.


Daniel A. Doyle  (49)       Trustee       Indefinite;    Since October 2000, Vice President  52           None
                                          From           and Chief Financial Officer of ATC
                                          February       Management, Inc. (public utility).

                                          2007 to
                                          present



Susan C. Gause (55)         Trustee       Indefinite;   From 2000 to December 2002, Chief    52          None
                                          From March    Executive Officer of Dresdner RCM
                                          2008 to       Global Investors (purchased by
                                          present       Allianz Asset Management in
                                                        2001).
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------




The Executive Officers

----------------------------- ------------- ------------- ---------------------------------
                                              Term of
                                             Office and
                              Position(s)    Length of
                               Held with       Time           Principal Occupation(s)
       Name and Age            Registrant     Served            During Past 5 Years
       -------------           ----------    -------             -------------------

Jeffrey A. Tupper             Chief         From August   Since October 2006, Assistant
(37)                          Financial     2002 to       Vice President, MetLife Group,
                              Officer,      present       Inc.  Since February 2001,
                              Treasurer                   Assistant Vice President of
                                                          MetLife Investors Insurance
                                                          Company.

Michael K. Farrell          Executive       From August   Since December 2005, Executive
(54)                        Vice President  2002 to       Vice President, MetLife, Inc.;
                                            present       since July 2002, Chief Executive
                                                          Officer of MetLife Investors
                                                          Group, Inc. and Met Investors
                                                          Advisory LLC; since April 2001,
                                                          Chief Executive Officer of
                                                          MetLife Resources.

Richard C. Pearson          Vice            From December Since June 2001, President or
(65)                        President and   2000 to       Executive Vice President of

                            Secretary        present      MetLife Investors Distribution
                                                          Company; since January 2001,
                                                          Executive Vice President, General
                                                          Counsel and Secretary of MetLife
                                                          Investors Group, Inc. and Vice
                                                          President, Secretary and
                                                          Associate General Counsel of its
                                                          affiliate life insurance
                                                          companies; from November 2000 to
                                                          January 2002, Senior Vice
                                                          President and General Counsel of
                                                          Met Investors Advisory Corp.;
                                                          since January 2002, Senior Vice
                                                          President, General Counsel and
                                                          Secretary of Met Investors
                                                          Advisory, LLC.


Jeffrey P. Halperin         Chief         From November   Since March 2006, Vice President,
(40)                        Compliance    2006 to        Corporate Ethics and Compliance
                            Officer       present        Department, MetLife, Inc.; from
                                                         October 2002 to March 2006,
                                                         Assistant Vice President; from
                                                         November 2005 to August 2006,
                                                         Interim Chief Compliance Officer,
                                                         Met Investors Series Trust; since
                                                         April 2007, Chief Compliance
                                                         Officer, Metropolitan Series
                                                         Funds; from August 2006 to April
                                                         2007, Interim Chief Compliance
                                                         Officer, Metropolitan Series
                                                         Funds; since August 2006, Chief
                                                         Compliance Officer, Met Investors
                                                         Advisory, LLC and MetLife
                                                         Advisers, LLC; since November
                                                         2006, Chief Compliance Officer,
                                                         MetLife Investment Advisors
                                                         Company, LLC.

Mary Moran Zeven            Assistant     From October   Since 2002, Senior Vice President
2 Avenue de Lafayette       Secretary     2001 to        and Senior Managing Counsel,
Boston, Massachusetts 02111               present        State Street Bank and Trust
(47)                                                     Company.

William C. Cox              Assistant     From November  Since 1997, Vice President and
2 Avenue de Lafayette       Treasurer     2004 to        Senior Director, Fund
Boston, Massachusetts                     present        Administration Division, State
02111                                                    Street Bank and Trust Company.
(41)
-------------------------------------------------------------------------------------------
----------------------
+  The Fund Complex includes the Trust (52 portfolios), Metropolitan Series
   Fund, Inc. (36 portfolios) and Metropolitan Series Fund
    II (1 portfolio).

* Ms. Forget is an "interested person" of the Trust as a result of her affiliation with the Manager and the Distributor.
* Mr. Boulware is an "interested person" of the Trust as a result of his prior affiliation with an affiliate of the Adviser to one of the Trust's Portfolios.


    Committees of the Board

         The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held four meetings during the fiscal year ended December 31, 2007.

         The Trust has a Nominating, Governance and Compensation Committee consisting of all the Disinterested Trustees. The Nominating, Governance and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. The Nominating, Governance and Compensation Committee will not consider nominees recommended by contract holders. The Nominating, Governance and Compensation Committee held six meetings during the fiscal year ended December 31, 2007.


         The Trust has a Valuation Committee currently consisting of Elizabeth
M. Forget, Richard C. Pearson, Jeffrey Tupper, Thomas McDevitt, Bryan Andersen, Jeffrey Bernier and such other officers of the Trust and the Manager, as well as such officers of any Adviser to any Portfolio as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper, Mr. McDevitt, Mr. Andersen or Mr. Bernier from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. The Valuation Committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuations cannot otherwise be provided. The Valuation Committee held 22 meetings during the fiscal year ended December 31, 2007.


                  Compensation of the Trustees

         Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $80,000 ($20,000 per quarter) plus (i) an additional fee of $8,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, (ii) $5,000 for each special meeting attended in person, (iii) for each telephonic/internet interactive Board and Committee meeting attended, $3,000 and $2,500, respectively, and (iv) reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee, the Chair of the Audit Committee and the Chair of the Nominating and Compensation Committee each receive a supplemental annual retainer of $20,000, $10,000 and $10,000, respectively.

         The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2007.

---------------------------------------------- --------------------------------



                                                               Total
                                                               Compensation
Trustee                                 Aggregate              From Fund
                                        Compensation           Complex+ Paid
                                        from Trust             to Trustee
                                         ---------             -----------
        Independent Trustee

        Elizabeth M. Forget                None                 None

        Disinterested Trustees

        Stephen M. Alderman                $155,500             $155,500
        Jack R. Borsting                   $125,500             $125,500
        Daniel A. Doyle                    $107,722             $107,722
        Theodore A. Myers*                 $125,500             $125,500
        Dawn M. Vroegop                    $135,500             $135,500
   ---------------------------------------------------------------------
----------------------

+ The Fund Complex includes the Trust (52 portfolios), Metropolitan Series Fund, Inc. (36 portfolios) and Metropolitan Series Fund II (1 portfolio).
* Mr. Myers resigned from the Board in February, 2008.



   Indemnification of Trustees and Officers

         The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

     Trustees' and Officers' Share Ownership

         As of December 31, 2007, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.

     Proxy Voting Policies and Procedures

         Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each Portfolio to the applicable Advisers. Appendix B to this Statement of Additional Information contains the proxy voting policies and procedures, or a summary of such policies and procedures, of the Portfolios' Advisers.


     The Manager votes proxies relating to shares of an Underlying Portfolio held by an Allocation Portfolio in the same proportion as the vote of the other Contract owners of the Underlying Portfolio with respect to a particular proposal.



     Proxy Voting Records

         The Manager and each of the Advisers, as applicable, will maintain records of voting decisions for each vote cast on behalf of the Portfolios. Information regarding how each Portfolio voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 has been filed with the Securities and Exchange Commission on Form N-PX and is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and (2) on the SEC's website at http://www.sec.gov.

     Portfolio Holdings Disclosure Policy

         The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

         Only the Manager's or, as applicable, the Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an insurance company website only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the Adviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; (v) consultants that provide research and consulting services to the Manager or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; and (vi) firms that provide pricing services, proxy voting services and research and trading services.

         In accordance with the aforementioned procedures, the Manager, the Advisers and/or their affiliates periodically disclose the Trust's portfolio holdings information on a confidential basis to various service providers. Among the service providers to which the Manager, the Advisers and/or their affiliates may periodically disclose the Trust's portfolio holdings information on a confidential basis in accordance with the aforementioned procedures are the following:




o   Barger & Wolen, LP                                  o     Lipper Inc.
o   Bear Stearns                                        o     Loan X
o   Bloomberg L.P.                                      o     Morningstar Associates, LLC
o   CIBC World Markets                                  o     Morningstar, Inc.
o   Credit Suisse                                       o     Plexus Plan Sponsor Group, Inc.
o   Deloitte & Touche LLP                               o     RR Donnelley
o   Diversified Information Technologies, Inc.          o     Reuters
o   FRI Corporation                                     o     State Street Bank and Trust Company
o   Ibbotson Associates, Inc.                           o     State Street Global Markets
o   Institutional Shareholder Services Inc.             o     Street Software Technology, Inc.
o   Interactive Data Corporation                        o     Sullivan & Worcester LLP
o   ITG, Inc.                                           o     Thompson Financial




         The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

         Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. The Prospectus describes certain types of information that are disclosed on insurance company websites (including www.metlifeinvestors.com), as well as the frequency with which such information is disclosed and the lag between the date of the information and the date of its disclosure.

                          INVESTMENT ADVISORY AND OTHER SERVICES

     The Manager

         The Trust is managed by Met Investors Advisory, LLC (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company, the Trust's distributor.


         With respect to the Portfolios other than the following Allocation Portfolios (MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio and Met/Franklin Templeton Founding Strategy Portfolio), the Trust and the Manager have entered into a Management Agreement dated December 8, 2000, as amended ("Original Management Agreement"), which was initially approved by the Board of Trustees on December 7, 2000 and by Security First Life Insurance Company (currently known as MetLife Investors USA Insurance Company), as initial shareholder of the Trust, on December 8, 2000. With respect to the following Allocation Portfolios (American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Aggressive Strategy Portfolio and Met/Franklin Founding Strategy Portfolio), the Trust and the Manager have entered into a Management Agreement dated November 1, 2004, as amended ("Additional Management Agreement"), which was initially approved by the Board of Trustees on August 19, 2004 and by MetLife Investors USA Insurance Company, as initial shareholder of MetLife Defensive Strategy Portfolio, MetLife Moderate Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Growth Strategy Portfolio and MetLife Aggressive Strategy Portfolio on October 29, 2004 and as initial shareholder of American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio and Met/Franklin Templeton Founding Strategy Portfolio on April 25, 2008. Subject always to the supervision and direction of the Trustees of the Trust, under the Original Management Agreement, the Manager will have (i) overall supervisory responsibility for the general management and investment of each Portfolio's assets; (ii) full discretion to select new or additional Advisers for each Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with Advisers; (iv) full discretion to terminate and replace any Adviser; and (v) full investment discretion to make all determinations with respect to the investment of a Portfolio's assets not then managed by an Adviser. In connection with the Manager's responsibilities under the Original Management Agreement, the Manager will assess each Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of each Portfolio's assets among one or more current or additional Advisers from time to time, as the Manager deems appropriate, to enable each Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each Adviser with the investment objectives, policies and restrictions of any Portfolio or Portfolios (or portions of any Portfolio) under the management of such Adviser, and review and report to the Trustees of the Trust on the performance of each Adviser. The Manager will furnish, or cause the appropriate Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that a Portfolio (or portions of any Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate Adviser(s) to apprise, the Trust of important developments materially affecting each Portfolio (or any portion of a Portfolio that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.


         Under the Original Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or additional cost to the Trust, the following:

o    Office space, all necessary office facilities and equipment;

o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     o related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     o related to the investment advisory services to be provided by any Adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any Adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

         The Additional Management Agreement is substantially the same as the Original Management Agreement except that the Manager will: (i) provide investment management and advisory services to the Allocation Portfolios; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios.

         As compensation for these services, the Trust pays the Manager a monthly fee at the following annual rates of each Portfolio's average daily net assets:



     ------------------------------------------------------ ---------------------------------------------------------
                           Portfolio                                                  Fee
     ------------------------------------------------------ ---------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Met/AIM Capital Appreciation                              0.80% of the first $100 million of such assets plus 0.75% of such assets over $100  million up to $200 million plus 0.70%
                                                          of such assets over $200 million up to $1 billion plus 0.65%
                                                          of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth                                  0.88% of first $500 million of such assets plus 0.83% of
                                                          such assets over $500 million
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Batterymarch Growth and Income                            0.65% of the first $500 million of such assets plus 0.55% of such assets over $500 million up to $1 billion plus 0.50% of such assets over $1 billion up to $1.5 billion plus 0.45% of such assets over $1.5 billion up to $2 billion plus 0.40% of such assets over $2 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
BlackRock High Yield                                      0.60%


---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core                                  0.625% of first $250  million of such  assets  plus 0.60% of such assets over $250 million up to $500 million plus 0.575%
                                                          of such assets over $500 million up to $1 billion plus 0.55%
                                                          on such assets  over $1 billion up to $2 billion  plus 0.50%
                                                          of such assets over $2 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Clarion Global Real Estate                                0.70% of first  $200  million of such  assets  plus 0.65% of such assets over $200  million up to $750 million plus 0.55%
                                                          of such assets over $750 million


---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Dreman Small Cap Value                                    0.80% of first $100  million of such  assets  plus 0.775% of such assets over $100 million up to $500 million plus 0.750%
                                                          of such  assets  over $500  million  up to $1  billion  plus
                                                          0.725% on such assets over $1 billion



---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Met/Franklin Income                                       0.80% of first $200  million of such  assets  plus 0.675% of such assets over $200  million up to $500  million  plus 0.65% of such assets over $500 million


---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Met/Franklin Mutual Shares                               0.80%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Goldman Sachs Mid Cap Value                               0.75% of first $200 million of such assets plus 0.70% of
                                                          such assets over $200 million
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Harris Oakmark International                              0.85% of first  $100  million of such  assets  plus 0.80% of such assets  over $100  million  up to $1  billion  plus 0.75% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Janus Forty                                               0.65% on first $1 billion of such assets plus 0.60% of
                                                          such assets over $1 billion
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lazard Mid Cap                                            0.70% of first $500  million of such  assets  plus 0.675% of such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth                     0.65% of first  $500  million of such  assets  plus 0.60% of such assets over $500 million up to $1 billion plus 0.55% of such assets  over $1 billion up to $2 billion  plus 0.50% of such assets over $2 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Legg Mason Partners Managed Assets                        0.50%

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity                                   0.65% of the first $200 million of such assets plus 0.63%
                                                          of such assets over $200 million
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets                              0.70% of first  $500  million of such  assets  plus 0.65% of such assets over $500 million up to $1 billion plus 0.60% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture                                0.60% of first  $250  million of such  assets  plus 0.55% of such assets over $250  million up to $500 million plus 0.50%
                                                          of such assets over $500 million up to $1 billion plus 0.45%
                                                          of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income                             0.60% of first  $600  million of such  assets  plus 0.55% of such assets over $600  million up to $1.1  billion  plus 0.50% of such assets over $1.1  billion up to $1.5  billion  plus 0.45% of such assets over $1.5 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value                                 0.70% of first  $200  million of such  assets  plus 0.65% of such assets over $200 million up to $500 million plus 0.625%
                                                          of such assets over $500 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

MFS(R)  Emerging  Markets Equity                          1.05% of first  $250  million of such  assets  plus 1.00% of such assets over $250  million up to $500  million  plus 0.85% of such assets  over $500  million  up to $1  billion  plus 0.75% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

MFS(R)  Research  International                           0.80% of first  $200  million of such  assets  plus 0.75% of such assets over $200  million up to $500  million  plus 0.70% of such assets  over $500  million  up to $1  billion  plus 0.65% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Oppenheimer Capital Appreciation                          0.65% of first $150 million of such assets plus 0.625% of
                                                          such assets over $150 million up to $300 million plus
                                                          0.60% of such assets over $300 million up to $500 million
                                                          plus 0.55% of such assets over $500 million up to $700
                                                          million plus 0.525% of such assets over $700 million up
                                                          to $900 million plus 0.50% of such assets over $900
                                                          million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond                            0.50% of the first $1.2 billion of such assets plus 0.45%
                                                          of such assets over $1.2 billion
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
PIMCO Total Return                                        0.50% of the first $1.2  billion of such  assets plus 0.475%
                                                          of such assets over $1.2 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Pioneer  Fund                                             0.750% of first $250  million of such  assets plus 0.700% of such assets over $250  million up to $500  million plus 0.675% of such assets  over $500  million up to $1 billion  plus  0.650% of such assets  over $1  billion  up to $2  billion  plus  0.600% of such assets over $2 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Pioneer  Strategic  Income                                0.60% of first  $500  million of such  assets  plus 0.55% of such assets  over $500  million  up to $1  billion  plus 0.53% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

RCM Technology                                            0.88% of first $500 million of such assets plus 0.85% of
                                                          such assets over $500 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Rainier Large Cap Equity                                  0.70% of first $150 million of such  assets,  plus 0.675% of such assets over $150 million up to $300  million,  plus 0.65% of such assets  over $300  million up to $1  billion,  plus 0.60% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

T. Rowe Price Mid Cap Growth                              0.75%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------


Met/Templeton  Growth                                     0.70% of first  $100  million of such  assets  plus 0.68% of such assets over $100  million up to $250 million plus 0.67%
                                                          of such assets  over $250  million up to $500  million  plus
                                                          0.66% of such  assets over $500  million up to $750  million plus 0.65% of such assets over $750 million



---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value                              0.75% of first $1 billion of such assets plus 0.70% of
                                                          such assets over $1 billion
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Turner Mid Cap Growth                                     0.80% of first $300 million of such assets plus 0.70% of
                                                          such assets over $300 million
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Van Kampen  Comstock                                      0.65% of first  $500  million of such  assets  plus 0.60% of such assets  over $500  million up to $1 billion  plus  0.525% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Van Kampen Mid Cap Growth                                 0.70% of first  $200  million of such  assets  plus 0.65% of such assets over $200 million up to $500 million plus 0.625%
                                                          of such assets over $500 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

American Funds Balanced Allocation                        0.10%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
American Funds Growth Allocation                          0.10%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
American Funds Moderate Allocation                        0.10%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

MetLife  Aggressive  Strategy                             0.10% of first $500  million of such  assets  plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

MetLife Balanced Strategy                                 0.10% of first $500  million of such  assets  plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

MetLife  Defensive  Strategy                              0.10% of first $500  million of such  assets  plus 0.075% of such assets over $500 million up to $1 billion plus 0.05% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

MetLife  Growth  Strategy                                 0.10% of first $500  million of such  assets  plus 0.075% of such assets  over $500  million  up to $1  billion  plus 0.05% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

MetLife Moderate Strategy                                 0.10% of first $500  million of such  assets  plus 0.075% of such assets  over $500  million  up to $1  billion  plus 0.05% of such assets over $1 billion

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Strategic  Conservative  Growth                           0.15% of first $250  million of such  assets  plus 0.125% of such assets over $250  million up to $500  million  plus 0.10% of such assets over $500 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Strategic  Growth                                         0.15% of first $250  million of such  assets  plus 0.125% of such assets over $250  million up to $500 million plus 0.10%
                                                          of such assets over $500 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

Strategic  Growth and Income                              0.15% of first $250  million of such  assets  plus 0.125% of such assets over $250  million up to $500 million plus 0.10%
                                                          of such assets over $500 million

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------


Met/Franklin Templeton Founding Strategy                  0.05%


---------------------------------------------------------------------------------------------------------------------

         See the Prospectus for information on any voluntary fee waivers with respect to the Portfolios. From the management fees, the Manager pays the expenses of providing investment advisory services to the Portfolios, including the fees of the Adviser of each applicable Portfolio.

         The Manager and the Trust have also entered into an expense limitation agreement with respect to certain Portfolios ("Expense Limitation Agreement"), pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each such Portfolio are limited to the extent described in the "Management--Expense Limitation Agreement" section of the Prospectus.

         In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation, charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself and its Disinterested Trustees; accounting and auditing services; interest; taxes; costs of printing and distributing reports to shareholders, proxy materials and prospectuses; charges of its administrator, custodian, transfer agent and dividend disbursing agent; registration fees; fees and expenses of the Trustees who are not affiliated persons of the Manager; insurance; brokerage costs; litigation; and other extraordinary or nonrecurring expenses. All general Trust expenses are allocated among and charged to the assets of the Portfolios of the Trust on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each Portfolio or the nature of the services performed and relative applicability to each Portfolio. In addition, as discussed below under "Distribution of the Trust's Shares," the Class B, Class C and Class E shares of each Portfolio may pay for certain distribution-related expenses in connection with activities primarily intended to result in the sale of its shares.

         The Management Agreement and the Additional Management Agreement each continues in force for two years from its commencement date, with respect to each Portfolio, and from year to year thereafter, but only so long as its continuation as to each Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement and the Additional Management Agreement each provides that it shall terminate automatically if assigned, and that it may be terminated as to any Portfolio without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

         The Trust commenced operations in February, 2001. The following table shows the fees paid by the Portfolios to the Manager and by certain of the Portfolios' predecessors to current affiliates of the Manager, any fee waivers or reimbursements and any deferred expense reimbursements during the fiscal years ended December 31, 2007, December 31, 2006, and December 31, 2005 or October 31, 2006 or October 31, 2005, as noted.



-----------------------------------------------------------------------------------------------------------------------
                                                                                               12/31/07
                                         Investment         Investment      Other Expenses     Deferred Expense
                                        Management Fee     Management Fee      Reimbursed        Reimbursement
     Portfolio                               Paid             Waived
     ----------                         -------------      -------------     -------------     -----------------


Met/AIM Capital Appreciation (9)        $1,751,789         $---              $---              $---

Met/AIM Small Cap Growth                6,752,950           ---               ---               ---

Batterymarch Growth and Income          3,071,575          223,355           20,579            ---


BlackRock High Yield                    1,707,809          ---               ---               24,994

BlackRock Large Cap Core                7,881,120          ---               ---               82,236

Clarion Global Real Estate (1)          8,580,974          ---               ---               ---

Dreman Small Cap Value                  1,172,742          ---               ---               37,273

Goldman Sachs Mid Cap Value             3,873,402          ---               ---               ---

Harris Oakmark International           18,674,560          ---               ---               ---

Janus Forty                             6,611,066          ---               ---               ---

Lazard Mid Cap                          5,094,851          1,126             ---               ---

Legg Mason Partners                     6,288,191          ---               ---               ---
   Aggressive Growth

Legg Mason Partners Managed             1,293,568          ---               ---               ---
   Assets

Legg Mason Value Equity                 8,949,822          ---               ---               ---

Loomis Sayles Global Markets            5,615,764          ---               ---               ---

Lord Abbett Bond Debenture              9,801,505          ---               ---               70,796

Lord Abbett Growth and                 19,893,949          ---               ---               ---
   Income

Lord Abbett Mid Cap Value               3,269,897          ---               ---               90,000
   Portfolio

MFS(R) Emerging Markets                 5,383,725          ---               ---              375,934
   Equity

MFS(R) Research International          11,403,214          ---               ---               ---

Oppenheimer Capital                     5,633,745          ---               ---               ---
   Appreciation

PIMCO Inflation Protected               6,138,802          ---               ---               ---
   Bond

PIMCO Total Return                     18,014,014          ---               ---               ---


Pioneer Fund                              351,709          9,250             ---               14,246



Pioneer Strategic Income               1,951,027           ---               ---               ---

Rainier Large Cap Equity                 664,775            81               ---               ---

RCM Technology                         2,727,184           ---               ---               ---

T. Rowe Price Mid Cap Growth           7,316,173           ---               ---               ---

Third Avenue Small Cap Value          13,073,985           ---               ---               ---

Turner Mid Cap Growth                  3,118,476           ---               ---               ---

Van Kampen Comstock                   10,152,378           ---               ---               ---


Van Kampen Mid Cap                       664,558           6,445             ---               ---
Growth

MetLife Aggressive Strategy              773,161          11,142            4,569             ---

MetLife Balanced Strategy              3,396,810           ---               ---               ---

MetLife Defensive Strategy               630,611          54,067           13,745            ---

MetLife Growth Strategy                3,850,359           ---               ---               ---

MetLife Moderate Strategy              1,365,189           ---               ---               ---

Strategic Conservative Growth            396,216         126,028            3,382            ---

Strategic Growth                         383,971         131,207               73             ---

Strategic Growth and Income              235,505         127,809            6,825             ---

----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------


                                                                                               12/31/06
                                              Investment         Investment      Other Expenses     Deferred Expense
                                            Management Fee     Management Fee      Reimbursed        Reimbursement
           Portfolio                            Paid              Waived
           ---------                         ------------       -------------     -----------        --------------
Met/AIM Small Cap Growth                  $5,208,050              $---              $---                $---

Batterymarch Growth and                    2,057,034             225,909             ---                 ---
   Income

BlackRock High Yield (2)                     488,192              24,994            ---                 ---

BlackRock Large Cap Core (3)               1,014,593              82,236            ---                 ---

Clarion Global Real Estate(1)              6,057,682              ---               ---                 ---

Dreman Small Cap Value                       297,691             108,951            ---                 ---

Goldman Sachs Mid Cap Value                3,106,141              ---               ---                  876

Harris Oakmark International              13,191,319              ---               ---                 ---

Janus Forty(4)                             6,710,661              ---               ---                 ---

Lazard Mid Cap (5)                         3,031,355              ---               ---                 ---

Legg Mason Partners                        5,333,277              ---               ---                 ---
   Aggressive Growth (6)

Legg Mason Partners Managed                1,348,879              ---               ---                 ---
   Assets

Legg Mason Value Equity                    4,005,093              54,098            ---              101,700

Loomis Sayles Global Markets               2,059,460               ---              ---                 ---

Lord Abbett Bond Debenture                 8,565,789               ---               ---                 ---

Lord Abbett Growth and                   17,136,570                ---               ---                 ---
   Income

Lord Abbett Mid Cap Value                 2,389,129                ---               ---                 ---
   Portfolio

MFS(R) Emerging Markets                   2,022,193              375,934             ---                 ---
   Equity

MFS(R) Research International              8,460,330               ---               ---                 ---

Oppenheimer Capital                       6,068,516                ---               ---                 ---
   Appreciation

PIMCO Inflation Protected                 5,654,987                ---               ---                 ---
   Bond

PIMCO Total Return                       12,360,372                ---               ---                 ---

Pioneer Fund                                320,224              56,750              ---                 ---

RCM Technology (7)                        2,334,468               ---                ---              108,060

T. Rowe Price Mid Cap Growth              5,928,302               ---                ---                 ---

Third Avenue Small Cap Value              8,709,531               ---                ---                 ---

Turner Mid Cap Growth                     2,255,859               ---                ---                 ---

Van Kampen Comstock                       6,849,608               ---                ---                 ---

Van Kampen Mid Cap                          483,646             127,383              ---                 ---
   Growth (8)

MetLife Aggressive Strategy                 701,061               98,965             ---                 ---

MetLife Balanced Strategy                 3,127,701              166,290            ---              246,817

MetLife Defensive Strategy                  454,077              170,658            ---                 ---

MetLife Growth Strategy                   3,009,601               98,229            ---              178,334

MetLife Moderate Strategy                 1,099,558               ---               ---               78,534

Strategic Conservative Growth                11,819               11,819            24,846             ---

Strategic Growth                              6,329                6,329            30,336             ---

Strategic Growth and Income                   9,280                9,280            27,385             ---

                                                                           10/31/06

Met/AIM Capital Appreciation (8)          $1,760,214               $---              $---                $---

Pioneer Strategic Income (10)              1,565,645                ---               ---                 ---
----------------------------------------------------------------------------------------------------------------------
----------------------
(1) Formerly Neuberger Berman Real Estate.

(2) Formerly Federated High Yield.

(3) Formerly Mercury Large Cap Core.

(4) Formerly Janus Capital Appreciation.

(5) Formerly Met/AIM Mid Cap Core Equity.

(6) Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.

(7) Formerly RCM Global Technology.

(8) Formerly Lord Abbett Growth Opportunities.

(9) For the period from 11/1/06 through 12/31/06, fees paid to the Manager, any fee waivers or reimbursements and any deferred expense reimbursements were $251,836, $0, $0, $0, respectively.

(10) For the period from 11/1/06 through 12/31/06, fees paid to the Manager, any fee waivers or reimbursements and any deferred expense reimbursements were $288,983, $0, $0, $0, respectively.

------------------------------------------------------------------------------

                                                                                               12/31/05

                                              Investment         Investment      Other Expenses     Deferred Expense
                                            Management Fee     Management Fee      Reimbursed        Reimbursement
       Portfolio                                Paid              Waived
       ---------                              ------------      ------------      ------------      --------------

Met/AIM Small Cap Growth                         $4,065,172       $---              $---              $186,470

BlackRock High Yield (1)                            555,974       ---               ---                 ---

BlackRock Large Cap Core                            980,510       ---               ---                 ---
   Portfolio(2)

Clarion Global Real Estate (3)                    2,760,936       ---               ---                 ---

Dreman Small Cap Value                               22,380      22,380            51,727               ---

Goldman Sachs Mid Cap                             2,377,124       ---               ---                 ---
   Value

Harris Oakmark International                      8,535,923       ---               ---                 ---

Janus Forty(4)                                    7,347,893       ---               ---                 ---

Lazard Mid Cap(5)                                 2,171,692       ---               ---                 ---

Legg Mason Partners                               4,470,882       ---               ---                 55,811
  Aggressive Growth(6)

Legg Mason Partners Managed                       1,412,933       ---               ---
   Assets

Legg Mason Value Equity(7)                            5,322       5,322            42,358               ---

Lord Abbett Bond Debenture                        7,382,524       ---               ---                 ---

Lord Abbett Growth and                           15,579,274       ---               ---                 ---
   Income

Lord Abbett Mid Cap Value                         2,176,402       ---               ---                 ---

MFS(R) Research International                     6,477,000       ---               ---                465,232

Oppenheimer Capital                               5,967,811       ---               ---                527,389
   Appreciation

PIMCO Inflation Protected                         4,472,486       ---               ---                 ---
   Bond

PIMCO Total Return                                9,764,321       ---               ---                232,938

Pioneer Fund                                        283,477       ---               ---                 ---

RCM Technology(8)                                 1,874,614         973             ---                296,190

T. Rowe Price Mid Cap Growth                      4,367,844       ---               ---                  2,646

Third Avenue Small Cap Value                      5,688,594       ---               ---                 ---

Turner Mid Cap Growth                             1,478,543       ---               ---                 ---

Van Kampen Comstock (9)                           3,209,721       ---               ---                 ---

Van Kampen Mid Cap                                  424,159      33,406             ---                 ---
   Growth(10)

MetLife Aggressive Strategy                         510,587     122,410             ---                 ---

MetLife Balanced Strategy                         1,366,679      47,538             ---                 ---

MetLife Defensive Strategy                          274,780     130,573             ---                 ---

MetLife Growth Strategy                           1,264,098      47,117             ---                 ---

MetLife Moderate Strategy                           822,266      45,545             ---                 ---


                                                                           10/31/05
Met/AIM Capital Appreciation                     $1,932,760      $---              $---                $---

Pioneer Strategic Income                          1,076,933       ---               ---                 ---
----------------------------------------------------------------------------------------------------------------------
----------------------

(1) Formerly Federated High Yield.

(2) Formerly Mercury Large Cap Core.

(3) Formerly Neuberger Berman Real Estate.

(4) Formerly Janus Capital Appreciation.

(5) Formerly Met/AIM Mid Cap Core Equity.

(6) Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.

(7) For the period from 11/1/05 through 12/31/05

(8) Formerly RCM Global Technology.

(9) For the period from 5/1/05 through 12/31/05

(10) Formerly Lord Abbett Growth Opportunities.



         The Advisers

         Pursuant to an Advisory Agreement with the Manager, each Adviser to a Portfolio continuously furnishes an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays each Adviser a fee based on a percentage of the average daily net assets of the Portfolios.

         Each Advisory Agreement will continue in force for two years from its commencement date, and from year to year thereafter, but only so long as its continuation as to a Portfolio is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement with respect to the related Portfolio terminates, and that it may be terminated as to a Portfolio without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

         Each Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

         The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional Advisers for the Trust's Portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the Advisers without obtaining approval of the relevant Portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including, if applicable, the information concerning the Adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected Portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed Portfolio, the Portfolio's initial shareholder. Although shareholder approval is not required for the termination of Advisory Agreements, shareholders of a Portfolio continue to have the right to terminate such Agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.


         Pursuant to the Multi-Manager Order, the Manager, effective January 1, 2003, changed Advisers for the State Street Concentrated International Portfolio (now known as Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio (now known as T. Rowe Price Mid Cap Growth Portfolio). Effective January 14, 2005, the Manager changed the Adviser to the PIMCO PEA Innovation Portfolio (now known as RCM Technology Portfolio). Effective December 19, 2005 the Manager changed the Adviser to the Met/AIM Mid Cap Core Equity Portfolio (now known as Lazard Mid Cap Portfolio). Effective August 21, 2006, the Manager changed the Adviser to the Federated High Yield Portfolio (now known as BlackRock High Yield Portfolio). Effective October 1, 2006 the Manager changed the Adviser to the Lord Abbett Growth Opportunities Portfolio (now known as Van Kampen Mid Cap Growth Portfolio). Effective October 1, 2006, the Manager changed the Adviser to the Janus Aggressive Growth Portfolio (now known as Legg Mason Partners Aggressive Growth Portfolio). Effective October 1, 2006, the Manager changed the Adviser to the Mercury Large Cap Core Portfolio (now known as BlackRock Large Cap Core Portfolio). Effective April 28, 2008, the Manager changed the Adviser to the Neuberger Berman Real Estate Portfolio (now known as Clarion Global Real Estate Portfolio). In approving new Advisers for these Portfolios, the Board especially reviewed each Portfolio's performance record and the replacement Adviser's management style and long-term performance record with comparable funds.




         Following are the Advisers to the Portfolios.

      ------------------------------------------------------ ---------------------------------------------------
                            Portfolio                                            Adviser(s)
      ------------------------------------------------------ ---------------------------------------------------
----------------------------------------------------------------------------------------------------------------


Met/AIM Capital Appreciation                               Invesco Aim Capital Management, Inc.


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

Met/AIM Small Cap Growth                                   Invesco Aim Capital Management, Inc.


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Batterymarch Growth and Income                             Batterymarch Financial Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
BlackRock High Yield                                       BlackRock Financial Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core                                   BlackRock Advisors, LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

Clarion Global Real Estate                                 ING Clarion Real Estate Securities L.P.

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Dreman Small Cap Value                                     Dreman Value Management LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

Met/Franklin Income Portfolio                              Franklin Advisers, Inc.

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

Met/Franklin Mutual Shares Portfolio                       Franklin Mutual Advisers, Inc.


----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Goldman Sachs Mid Cap Value                                Goldman Sachs Asset Management, L.P.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Harris Oakmark International                               Harris Associates L.P.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Janus Forty                                                Janus Capital Management LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Lazard Mid Cap                                             Lazard Asset Management LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Legg Mason Partners Aggressive Growth                      ClearBridge Advisors, LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Legg Mason Partners Managed Assets                         Batterymarch Financial Management, Inc.
                                                           Western Asset Management Company
                                                           ClearBridge Advisors, LLC
                                                           Legg Mason Global Asset Allocation, LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Legg Mason Value Equity                                    Legg Mason Capital Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Loomis Sayles Global Markets                               Loomis, Sayles & Company, L.P.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture                                 Lord, Abbett & Co. LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income                              Lord, Abbett & Co. LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Lord Abbett Mid Cap Value                                  Lord, Abbett & Co. LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
MFS(R) Emerging Markets Equity                               Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
MFS(R) Research International                                Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation                           OppenheimerFunds, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
PIMCO Inflation Protected Bond                             Pacific Investment Management Company LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
PIMCO Total Return                                         Pacific Investment Management Company  LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Pioneer Fund                                               Pioneer Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Pioneer Strategic Income                                   Pioneer Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
RCM Technology                                             RCM Capital Management LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Rainier Large Cap Equity                                   Rainier Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid Cap Growth                               T. Rowe Price Associates, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Met/Templeton Growth Portfolio                             Templeton Global Advisors Limited
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Third Avenue Small Cap Value                               Third Avenue Management LLC
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Turner Mid Cap Growth                                      Turner Investment Partners, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Van Kampen Comstock                                        Morgan Stanley Investment Management
                                                              Inc., d/b/a Van Kampen
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

Van Kampen Mid Cap Growth                                  Morgan Stanley Investment Management
                                                              Inc., d/b/a Van Kampen
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Strategic Conservative Growth                              Gallatin Asset Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Strategic Growth                                           Gallatin Asset Management, Inc.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Strategic Growth and Income                                Gallatin Asset Management, Inc.
----------------------------------------------------------------------------------------------------------------

         The following table shows the fees paid with respect to the Portfolios to each Adviser (or prior Adviser) by the Manager or current affiliates of the Manager for the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005 or October 31, 2006 and October 31, 2005, as noted.
---------------------------------------------- --------------- ----------------


                  Portfolio                       12/31/07          12/31/06         12/31/05
                  ---------                       --------          --------         --------

Met/AIM Capital Appreciation                    $801,315           $N/A              $N/A

Met/AIM Small Cap Growth                       4,559,184        $3,576,194        $2,834,581

Batterymarch Growth and Income                 1,417,674           949,401            N/A

BlackRock High Yield(1)                          996,222           290,428           342,138

BlackRock Large Cap Core (2)                   4,071,350           458,203           442,811

Clarion Global Real Estate (3)                 4,691,895         3,316,989         1,532,812

Dreman Small Cap Value                           806,960           211,455            12,198

Goldman Sachs Mid Cap Value                    2,268,730         1,830,295         1,413,714

Harris Oakmark International                   12,208,040        8,552,546         5,580,751

Janus Forty(4)                                  3,551,570        3,604,800         3,967,827

Lazard Mid Cap(5)                               2,886,028        1,731,383         1,279,000

Legg Mason Partners Aggressive                  3,222,082        2,908,325         2,483,363
   Growth(6)

Legg Mason Partners Managed                       717,405          753,708           796,047
   Assets

Legg Mason Value Equity                         5,414,178        2,428,561             3,422

Loomis Sayles Global Markets                    3,346,169        1,260,814           N/A

Lord Abbett Bond Debenture                      4,342,335        3,793,129         3,267,233

Lord Abbett Growth and Income                   9,330,644        8,105,142         7,529,675

Lord Abbett Mid Cap Value                       2,047,158        1,508,695         1,377,786

MFS(R) Emerging Markets                         3,934,568        1,521,475           N/A

MFS(R) Research International                   7,344,285        5,533,253         4,287,870

Oppenheimer Capital Appreciation                3,194,424        3,475,880         3,374,156

PIMCO Inflation Protected Bond                  3,014,124        2,827,494         2,236,243

PIMCO Total Return                              9,007,007        6,180,187         4,882,160

Pioneer Fund                                      175,854          160,112           141,738

Pioneer Strategic Income                          926,013             N/A              N/A

Rainier Large Cap Equity(11)                      364,808             N/A              N/A

RCM Technology(7)                               1,859,444        1,606,312         1,284,865

T. Rowe Price Mid Cap Growth                    4,712,834        3,916,356         2,867,713

Third Avenue Small Cap Value                    8,333,276        5,529,774         3,663,156

Turner Mid Cap Growth                           1,986,877        1,435,957           949,090

Van Kampen Comstock                             5,731,603        4,000,299         1,899,968

Van Kampen Mid Cap Growth(8)                      427,216          310,915           272,674

Strategic Conservative Growth(12)                 191,928            3,940             N/A

Strategic Growth(12)                              184,970            3,093             N/A

Strategic Growth and Income(12)                    85,526            2,110             N/A

   10/31/06          10/31/05

Met/AIM Capital Appreciation(9)                                    824,884           905,981



Pioneer Strategic Income (10)                                      751,048           502,569
-------------------------------------------------------------------------------------------------
----------------------

(1) Formerly Federated High Yield.

(2) Formerly Mercury Large Cap Core.

(3) Formerly Neuberger Berman Real Estate.

(4) Formerly Janus Capital Appreciation.

(5) Formerly Met/AIM Mid Cap Core Equity.

(6) Formerly Legg Mason Aggressive Growth and Janus Aggressive Growth.

(7) Formerly RCM Global Technology.

(8) Formerly Lord Abbett Growth Opportunities.

(9) For the period from 11/1/06 through 12/31/06, fees paid to the Adviser were $117,689.

(10) For the period from 11/1/06 through 12/31/06, fees paid to the Adviser were $141,412.

(11) For the period from 11/1/07 through 12/31/07.

(12) For the period from 11/1/06 through 12/31/06.


         Portfolio Management

         Appendix C to this Statement of Addition Information contains information regarding the committee members' or portfolio managers' compensation, other accounts managed and ownership of shares of the Portfolios to the extent applicable.

         The Administrator

         Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

         The Administrator was organized as a Massachusetts trust company. Its principal place of business is at 2 Avenue de Lafayette, Boston, Massachusetts 02111. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.01% of the average daily net assets of each Portfolio of the Trust. The Administration Agreement is in effect until December 31, 2008 and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2007, December 31, 2006, and December 31, 2005, an aggregate of $2,506,645, $3,424,737, and $2,105,465, respectively, was paid to the Administrator.

         Effective May 1, 2006, the Met/AIM Capital Appreciation, BlackRock High Yield, Pioneer Fund, Pioneer Strategic Income, Dreman Small Cap Value, Janus Forty, BlackRock Large Cap Core and Legg Mason Partners Managed Assets Portfolio commenced operations as portfolios of the Trust. The predecessors of such Portfolios and certain other portfolios that no longer exist paid administration fees in 2005 in the aggregate amount of $1,114,719 and $336,527 for the period January 1, 2006 through April 30, 2006.

          The Distributor

         With respect to the Portfolios, the Trust has distribution agreements with MetLife Investors Distribution Company ("MLIDC" or the "Distributor") in which MLIDC serves as the Distributor for the Trust's Class A, Class B, Class C and Class E shares. MLIDC is an affiliate of Metropolitan Life Insurance Company. MLIDC's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

         The Trust's distribution agreements with respect to the Class A, Class B, Class C and Class E shares ("Distribution Agreements") were initially approved by the Board of Trustees at Board meetings held on December 7, 2000 (Class A, Class B, Class C) and April 23, 2001 (Class E). The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement's continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Class B, Class C or Class E Distribution Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

         The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

         Pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class B, Class C and Class E shares, as applicable, for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B, Class C and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class C and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B, Class C and Class E shares.

         The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively, of the average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B, Class C and Class E shares. However, under the Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan are limited to payments at an annual rate equal to 0.25%, 0.55% and 0.15%, respectively, of average daily net assets of a Portfolio attributable to its Class B shares, Class C shares and Class E shares, respectively. Under the terms of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and the related Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including Metropolitan Life Insurance Company and its affiliates) providing distribution and shareholder servicing with respect to the Class B, Class C and Class E shares for such entities' fees or expenses incurred or paid in that regard.

         Each of the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class B, Class C and Class E shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and in connection with their annual consideration of the Class B Distribution Plan's, the Class C Distribution Plan's and the Class E Distribution Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation:
(a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class B, Class C and Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B, Class C and Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class B, Class C and Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class B, Class C and Class E shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class B, Class C and Class E shares.

         A description of the Class B Distribution Plan with respect to the Class B shares and related services and fees thereunder is provided in the Prospectus for the Class B shares of the Portfolios. A description of the Class C Distribution Plan with respect to the Class C shares and related services and fees thereunder is provided in the Prospectus for the Class C shares of the Portfolios. On December 7, 2000, the Board of Trustees of the Trust, including the Disinterested Trustees unanimously approved the Class B Distribution Plan and the Class C Distribution Plan. A description of the Class E Distribution Plan with respect to the Class E shares and related services and fees thereunder is provided in the Prospectus for the Class E shares of the Portfolios. On April 23, 2001, the Board of Trustees of the Trust, including the Disinterested Trustees, unanimously approved the Class E Distribution Plan.

         The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class B, Class C and Class E shares in connection with the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board of Trustees, and of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan and any Rule 12b-1 related agreement may be terminated as to Class B, Class C or Class E shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B, Class C or Class E shares of the Portfolio, as applicable, or by vote of a majority of the Disinterested Trustees. The Class B Distribution Plan, the Class C Distribution Plan and the Class E Distribution Plan each also provides that it may not be amended to increase materially the amount (up to 0.50% [1.00% with respect to Class C and 0.25% with respect to Class E] of average daily net assets annually) that may be spent for distribution of Class B, Class C and Class E shares of any Portfolio without the approval of Class B, Class C and Class E shareholders, as applicable, of that Portfolio.

         The Distributor for each class of shares will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the Portfolio or the Trust may from time to time be registered or where permitted by applicable law. The Distribution Agreements provide that the Distributor shall accept orders for shares at net asset value without a sales commission or sale load being charged. The Distributor has made no firm commitment to acquire shares of any Portfolio.

         The table below shows the amount paid by each Portfolio to the Distributor pursuant to the Class B and Class E Distribution Plans for the year ended December 31, 2007:*



      ------------------------------------------------ -----------------------------------------------------
                         Portfolio                          Total Distribution Fee Paid to Distributor



Met/AIM Capital Appreciation                                                $21,218



Met/AIM Small Cap Growth                                                    782,654

BlackRock Large Cap Core                                                    257,875


Clarion Global Real Estate (1)                                            1,637,003



Goldman Sachs Mid Cap Value                                                 522,560

Harris Oakmark International                                              2,658,580

Janus Forty                                                                  22,495

Lazard Mid Cap                                                              712,480

Legg Mason Partners Aggressive                                              603,989
   Growth


Legg Mason Value Equity                                                     327,436



Loomis Sayles Global Markets                                                 63,543


Lord Abbett Bond Debenture                                                2,047,665



Lord Abbett Growth and Income                                             4,064,072

Lord Abbett Mid Cap Value                                                   995,362

MFS(R) Emerging Markets                                                      91,387


MFS(R) Research International                                             1,894,862



Oppenheimer Capital Appreciation                                          1,379,516

PIMCO Inflation Protected Bond                                              934,833

PIMCO Total Return                                                        3,211,973

Rainier Large Cap Equity                                                      1,285

RCM Technology                                                              293,004

T. Rowe Price Mid Cap Growth                                              1,261,869


Third Avenue Small Cap Value                                              1,872,565



Turner Mid Cap Growth                                                       189,747

Van Kampen Comstock                                                         398,539

Van Kampen Mid Cap Growth                                                   163,644

MetLife Aggressive Strategy                                               2,159,782

MetLife Balanced Strategy                                                15,106,598

MetLife Defensive Strategy                                                1,685,339

MetLife Growth Strategy                                                  17,368,722

MetLife Moderate Strategy                                                 4,948,645


Strategic Conservative Growth                                               673,750



Strategic Growth                                                            392,509

Strategic Growth and Income                                                 650,175

------------------------------------------------------------------------------------------------------------

         (1) Formerly Neuberger Berman Real Estate.


         * Other than American Funds Bond Portfolio, American Funds Growth
Portfolio, American Funds International Portfolio, American Funds Balanced
Allocation Portfolio, American Funds Growth Allocation Portfolio and American
Funds Moderate Allocation Portfolio, the Portfolios currently do not offer Class
C shares.


         The amounts received by the Distributor have been used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares.

          Code of Ethics

         The Trust, its Manager, its Distributor, and each of its Advisers, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolios. A copy of each of the Codes of Ethics is on public file with, and is available from, the Securities and Exchange Commission.

          Custodian

         State Street Bank and Trust Company ("State Street Bank"), located at 2 Avenue de Lafayette, Boston, Massachusetts 02111, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolios' securities, provides fund accounting and keeps all necessary records and documents.

          Transfer Agent

         Metropolitan Life Insurance Company, located at 501 Boylston Street, Boston, Massachusetts 02116 serves as transfer agent for the Trust.

          Legal Matters

     Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

     Independent Registered Public Accounting Firm


         Deloitte & Touche LLP, located at 200 Berkeley Street, Boston Massachusetts, serves as the Trust's independent auditors.


                             REDEMPTION OF SHARES

         The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolios for more than seven days during any period
(1) when the New York Stock Exchange is closed or trading on that Exchange is restricted as determined by the Securities and Exchange Commission; (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets; or (3) as the Securities and Exchange Commission may otherwise permit.

         The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                               NET ASSET VALUE

         The net asset value per share of each Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day that Exchange is open for trading. Currently, the New York Stock Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

         In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

         Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

         The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.

                                FEDERAL INCOME TAXES


         Each Portfolio, including each Underlying Portfolio, intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, a Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to its shareholders.

         In order to so qualify, a Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

         As a regulated investment company, a Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. Each Portfolio intends to satisfy the distribution requirement in each taxable year.

         The Portfolios will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a regulated investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

         The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and its Portfolios will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolios, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

         Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolios of the Trust. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolios or Underlying Portfolios may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract. For this purpose, an investment in an Underlying Portfolio is treated not as a single investment but as an investment in each asset owned by the Underlying Portfolio, so long as shares of the Underlying Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios and Underlying Portfolios are and will be so owned. Thus so long as each Portfolio and Underlying Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

         The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of a Portfolio or Underlying Portfolio or substitute the shares of one Portfolio or Underlying Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

         In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

         Portfolios that invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of a Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Portfolio held its investment. In addition, a Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, each Portfolio's investment adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which a Portfolio will be required to distribute even though it has not sold the security.


         Income that Clarion Global Real Estate Portfolio derives from a company principally engaged in the real estate industry that is classified for federal tax purposes as a partnership (and not as a corporation, qualified publicly traded partnership or REIT) ("RE Partnership") will be treated under the Code as qualifying income under the income requirement only to the extent that income is attributable to the RE Partnership's income that would be qualifying income if realized directly by the Portfolio in the same manner as realized by the RE Partnership. The Internal Revenue Service also has issued numerous private letter rulings (which may not be relied on by taxpayers other than the addressees thereof but nevertheless indicate the Service's view of federal tax matters) holding that a regulated investment company that invests in a partnership should be treated as owning a proportionate share of the partnership's assets for purposes of the diversification requirement.

         Clarion Global Real Estate Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued but may apply retroactively, the portion of a REIT's income attributable to its residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax and will be allocated to the REIT's shareholders in proportion to the dividends they receive. These regulations also are expected to provide that excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to its shareholders in proportion to the dividends they receive, with the same consequences as if they held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders for a taxable year (1) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (2) will constitute unrelated business taxable income ("UBTI") to certain tax-exempt entities (including qualified pension plans, IRAs, Code section 401(k) plans, Keogh plans, and public charities), thereby potentially requiring such an entity that otherwise might not be required to file tax return for that year to file a tax return and pay tax on such income and (3) resulting in tax liability for a segregated asset account of an insurance company to which excess inclusion income is allocated. In addition, if at any time during any taxable year a "disqualified organization" (including governmental units, certain tax-exempt entities, and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to the portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Portfolio does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.


                    ORGANIZATION AND CAPITALIZATION OF THE TRUST

         The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001. Effective May 1, 2002, Met/AIM Mid Cap Equity Portfolio changed its name to Met/AIM Mid Cap Core Equity Portfolio. Effective January 1, 2003, State Street Research Concentrated International Portfolio changed its name to Harris Oakmark International Portfolio and MFS Mid Cap Growth Portfolio changed its name to T. Rowe Price Mid Cap Growth Portfolio. Effective May 1, 2004, PIMCO Innovation Portfolio changed its name to PIMCO PEA Innovation Portfolio. Effective May 1, 2005, PIMCO PEA Innovation Portfolio changed its name to RCM Global Technology Portfolio and effective April 30, 2007, RCM Global Technology Portfolio changed its name to RCM Technology Portfolio. Effective December 19, 2005 Met/AIM Mid Cap Core Equity Portfolio changed its name to Lazard Mid Cap Portfolio. Effective August 21, 2006, Federated High Yield Portfolio changed its name to BlackRock High Yield Portfolio. Effective October 1, 2006, Lord Abbett Growth Opportunities Portfolio changed its name to Van Kampen Mid Cap Growth Portfolio. Effective October 1, 2006, Janus Aggressive Growth Portfolio changed its name to Legg Mason Aggressive Growth Portfolio and effective April 30, 2007, Legg Mason Aggressive Growth Portfolio changed its name to Legg Mason Partners Aggressive Growth Portfolio. Effective October 1, 2006, Mercury Large Cap Core Portfolio changed its name to BlackRock Large Cap Core Portfolio. Effective April 30, 2007, Janus Capital Appreciation Portfolio changed its name to Janus Forty Portfolio. Effective April 28, 2008, Neuberger Berman Real Estate Portfolio changed its name to Clarion Global Real Estate Portfolio. The Trust is also the successor of Managed Assets Trust, Capital Appreciation Fund and certain portfolios of The Travelers Series Trust. Such funds were converted to Portfolios of the Trust, effective May 1, 2006.


         The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. Currently, the Trustees have established and designated fifty-four series, fifty-two of which are currently being offered. Each series of shares represents the beneficial interest in a separate Portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

         The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each Portfolio. Lord Abbett Bond Debenture,
T. Rowe Price Mid Cap GrowthThe Prospectus for each Portfolio describes the classes of shares currently being offered. Class A shares are offered at net asset value and are not subject to distribution fees imposed pursuant to a distribution plan. Class B, Class C and Class E shares are offered at net asset value and are subject to distribution fees imposed pursuant to each Class' Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act.


         Class A, Class B, Class C and Class E shares are currently offered under the Trust's multi-class distribution system approved by the Trust's Board of Trustees on December 7, 2000, which is designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class distribution system, shares of each class of a Portfolio represent an equal pro rata interest in that Portfolio and, generally, will have identical voting, dividend, liquidation, and other rights, other than the payment of distribution fees under the Distribution Plan.

         The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Class A, Class B, Class C and Class E shares currently are sold to insurance company separate accounts in connection with Contracts issued by the following affiliated insurance companies
- Metropolitan Life Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, New England Financial Life Insurance Company, General American Life Insurance Company and MetLife Insurance Company of Connecticut (collectively, "MetLife"). As of December 31, 2007, MetLife owned substantially all of the Trust's outstanding Class A, Class B and Class E shares and, as a result, may be deemed to be a control person with respect to the Trust. No Class C shares were outstanding as of December 31, 2007.

         As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each Portfolio. Each Portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of December 31, 2007, none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of any Portfolio.

         The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

         The assets received from the sale of shares of a Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of a Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to that Portfolio. Any general expenses of the Trust not readily attributable to a Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other Portfolios.

         Each share has one vote, with fractional shares voting proportionately. Shareholders of a Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another Portfolio but which does not affect the Portfolio. The Trust's Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                              FINANCIAL STATEMENTS


         The financial statements of the Met/AIM Capital Appreciation, Met/AIM Small Cap Growth, Batterymarch Growth and Income, BlackRock High Yield, BlackRock Large Cap Core Portfolio, Clarion Global Real Estate, Dreman Small Cap Value, Goldman Sachs Mid Cap Value, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Legg Mason Partners Aggressive Growth, Legg Mason Partners Managed Assets, Legg Mason Value Equity, Loomis Sayles Global Markets, Lord Abbett Bond Debenture, Lord Abbett Growth and Income, Lord Abbett Mid Cap Value, MetLife Aggressive Strategy, MetLife Balanced Strategy, MetLife Defensive Strategy, MetLife Growth Strategy, MetLife Moderate Strategy, MFS(R) Emerging Markets Equity, MFS(R) Research International, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, PIMCO Total Return, Pioneer Fund, Pioneer Strategic Income, Rainier Large Cap Equity, RCM Technology, Strategic Conservative Growth, Strategic Growth, Strategic Growth and Income, T. Rowe Price Mid Cap Growth, Third Avenue Small Cap Value, Turner Mid Cap Growth, Van Kampen Comstock and Van Kampen Mid Cap Growth Portfolios for the year ended December 31, 2007, including notes to the financial statements and financial highlights and the Report of Independent Registered Public Accounting Firm Deloitte & Touche LLP, are included in the Annual Report of the Trust, which is incorporated by reference in this Statement of Additional Information.




                                     APPENDIX A

                                Securities Ratings

Standard & Poor's Bond Ratings

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

         "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

         "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

         Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                                APPENDIX B

                     PROXY VOTING POLICIES AND PROCEDURES

                               INVESCO PERPETUAL

                        POLICY ON CORPORATE GOVERNANCE

1. INTRODUCTION

   INVESCO PERPETUAL (IP) has adopted a clear and considered policy towards its responsibility as a shareholder. As part of this policy, IP will take steps to satisfy itself about the extent to which the companies in which it invests comply with local recommendations and practices, such as the UK Combined Code issued by the Committee on Corporate Governance and/or the US Department of Labour Interpretive Bulletins.

2. RESPONSIBLE VOTING

   IP has a responsibility to optimise returns to its clients. As a core part of the investment process, Fund Managers will endeavour to establish a dialogue with management to promote company decision making that is in the best interests of shareholders, and is in accordance with good Corporate Governance principles.

   IP considers that shareholder activism is fundamental to good Corporate Governance. Whilst this does not entail intervening in daily management decisions, it does involve supporting general standards for corporate activity and, where necessary, taking the initiative to ensure those standards are met.

   One important means of putting shareholder responsibility into practice is via the exercising of voting rights. In deciding whether to vote shares, IP will take into account such factors as the likely impact of voting on management activity, and where expressed, the preference of clients. As a result of these two factors, IP will tend to vote on all UK and European shares, but to vote on a more selective basis on other shares. (See Appendix i--Voting on non-UK/European shares)

   IP considers that the voting rights attached to its clients' investments should be actively managed with the same duty of care as that applied to all other aspects of asset administration. As such, voting rights will be exercised on an informed and independent basis, and will not simply be passed back to the company concerned for discretionary voting by the Chairman. In doing this, IP will have in mind three objectives:

      i) To protect the rights of its clients

      ii) To minimise the risk of financial or business impropriety within the companies in which its clients are invested, and

      iii) To protect the long-term value of its clients' investments.

   It is important to note that, when exercising voting rights, a third option of abstention can also be used as a means of expressing dissatisfaction, or lack of support, to a Board on a particular issue. Additionally, in the event of a conflict of interest arising between IP and its clients over a specific issue, IP will either abstain or seek instruction from each client.

   IP will exercise actively the voting rights represented by the shares it manages on behalf of its investors.

   Note: Share Blocking

   Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

3. VOTING PROCEDURES

   IP will endeavour to keep under regular review with trustees, depositaries and custodians the practical arrangements for circulating company resolutions and notices of meetings and for exercising votes in accordance with standing or special instructions.

   IP will endeavour to review regularly any standing or special instructions on voting and where possible, discuss with company representatives any significant issues.

   IP will take into account the implications of stock lending arrangements where this is relevant (that is, when stock is lent to the extent permitted by local regulations, the voting rights attaching to that stock pass to the borrower). If a stock is on loan and therefore cannot be voted, it will not necessarily be recalled in instances where we would vote with management. Individual IP Fund Managers enter securities lending arrangements at their own discretion and where they believe it is for the potential benefit of their investors.

4. DIALOGUE WITH COMPANIES

   IP will endeavour, where practicable in accordance with its investment processes, to enter into a dialogue with companies based on the mutual understanding of objectives. This dialogue is likely to include regular meetings with company representatives to explore any concerns about corporate governance where these may impact on the best interests of clients. In discussion with Company Boards and senior non-Executive Directors, IP will endeavour to cover any matters with particular relevance to shareholder value.

   Specifically when considering resolutions put to shareholders, IP will pay attention to the companies' compliance with the relevant local requirements. In addition, when analysing the company's prospects for future profitability and hence returns to shareholders, IP will take many variables into account, including but not limited to, the following:

    .  Nomination and audit committees

    .  Remuneration committee and directors' remuneration

    .  Board balance and structure

    .  Financial reporting principles

    .  Internal control system and annual review of its effectiveness

    .  Dividend and Capital Management policies

5. NON-ROUTINE RESOLUTIONS AND OTHER TOPICS

   These will be considered on a case-by-case basis and where proposals are put to the vote will require proper explanation and justification by (in most instances) the Board. Examples of such would be all SRI issues (i.e. those with social, environmental or ethical connotations), political donations, and any proposal raised by a shareholder or body of shareholders (typically a pressure group).

   Apart from the three fundamental voting objectives set out under 'Responsible Voting' above, considerations that IP might apply to non-routine proposals will include:

      i) The degree to which the company's stated position on the issue could affect its reputation and/or sales, or leave it vulnerable to boycott or selective purchasing

      ii) What other companies have done in response to the issue

      iii) Whether implementation would achieve the objectives sought in the proposal

      iv) Whether the matter is best left to the Board's discretion.

6. EVALUATION OF COMPANIES' CORPORATE GOVERNANCE ARRANGEMENTS

   IP will, when evaluating companies' governance arrangements, particularly those relating to board structure and composition, give due weight to all relevant factors drawn to their attention.

7. DISCLOSURE

   On request from clients, IP will in good faith provide records of voting instructions given to third parties such as trustees, depositaries and custodians provided that

      (i) in IP's discretion, to do so does not conflict with the best interests of other clients and

      (ii) it is understood that IP will not be held accountable for the expression of views within such voting instructions and

      (iii) IP are not giving any assurance nor undertaking any obligation to ensure that such instructions resulted in any votes actually being cast. Records of voting instructions within the immediate preceding 3 months will not normally be provided.

Note:The record of votes will reflect the voting instruction of the relevant
     Fund Manager. This may not be the same as votes actually cast as IP is entirely reliant on third parties complying promptly with such instructions to ensure that such votes are cast correctly. Accordingly, the provision of information relating to an instruction does not mean that a vote was actually cast, just that an instruction was given in accordance with a particular view taken.

                                  APPENDIX I

                       VOTING ON NON-UK/EUROPEAN SHARES

   When deciding whether to exercise the voting rights attached to its clients' non-UK/European shares, IP will take into consideration a number of factors. These will include:

    - the likely impact of voting on management activity, versus the cost to the client

    - the portfolio management restrictions (e.g. share blocking) that may result from voting

    -  the preferences, where expressed, of clients

   Generally, IP will vote on non-UK/European shares by exception only, except where the client or local regulator expressly requires voting on all shares.

SHARE BLOCKING

   Generally, IP will not vote where this results in shares being blocked from trading for a period of more than a few hours. IP considers that it is not in the interest of clients that their shares are blocked at a potentially sensitive time, such as that around a shareholder meeting.

AIM INVESTMENTS PROXY VOTING GUIDELINES
(Effective as of February 22, 2007)

   The following Proxy Voting Guidelines are applicable to all funds managed by AIM Advisors, Inc. ("AIM")./1/

INTRODUCTION

OUR BELIEF

   AIM's Trustees and investment professionals expect a high standard of corporate governance from the companies in our portfolios so that AIM may fulfill its fiduciary obligation to our fund shareholders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. AIM believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

   In determining how to vote proxy issues, AIM considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders' interests. Our voting decisions are intended to enhance each company's total shareholder value over the funds' typical investment horizon.

   Proxy voting is an integral part of AIM's investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of AIM's proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will AIM exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients' economic interests, or to favor a particular client or business relationship to the detriment of others.

PROXY ADMINISTRATION

   The AIM Proxy Committee consists of seven members representing AIM's Legal, Compliance and Investments departments. AIM's Proxy Voting Guidelines are revised annually by the Proxy Committee, and are approved by the AIM Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

   The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, AIM uses information gathered from our own research, company managements, AIM's portfolio managers and outside shareholder groups to reach our voting decisions.

   Generally speaking, AIM's investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams' ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, AIM gives proper consideration to the recommendations of a company's Board of Directors.

IMPORTANT PRINCIPLES UNDERLYING THE AIM PROXY VOTING GUIDELINES

I. ACCOUNTABILITY

   Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. AIM endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board's accountability to its shareholders. Consequently, AIM votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board or over management.

   The following are specific voting issues that illustrate how AIM applies this principle of accountability.

    . ELECTIONS OF DIRECTORS. In uncontested director elections for companies that do not have a controlling shareholder, AIM votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. AIM's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

       Contested director elections are evaluated on a case-by-case basis and are decided within the context of AIM's investment thesis on a company.

    . DIRECTOR PERFORMANCE. AIM withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, AIM may withhold votes from some or all of a company's directors. In situations where directors' performance is a concern, AIM may also support shareholder proposals to take corrective actions such as so-called "clawback" provisions.

    . AUDITORS AND AUDIT COMMITTEE MEMBERS. AIM believes a company's Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company's Audit Committee, or when ratifying a company's auditors, AIM considers the past performance of the Committee and holds its members accountable for the quality of the company's financial statements and reports.

    . MAJORITY STANDARD IN DIRECTOR ELECTIONS. The right to elect directors is the single most important mechanism shareholders have to promote accountability. AIM supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

    . CLASSIFIED BOARDS. AIM supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.

    . SUPERMAJORITY VOTING REQUIREMENTS. Unless proscribed by law in the state of incorporation, AIM votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

    . RESPONSIVENESS. AIM withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

    . CUMULATIVE VOTING. The practice of cumulative voting can enable minority shareholders to have representation on a company's board. AIM supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

    . SHAREHOLDER ACCESS. On business matters with potential financial consequences, AIM votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II. INCENTIVES

   AIM believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. AIM supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the fund's investment.

   Following are specific voting issues that illustrate how AIM evaluates incentive plans.

    . EXECUTIVE COMPENSATION. AIM evaluates compensation plans for executives within the context of the company's performance under the executives' tenure. AIM believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, AIM generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, AIM supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.

    . EQUITY-BASED COMPENSATION PLANS. When voting to approve or reject equity-based compensation plans, AIM compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan's estimated cost relative to its peer group, AIM votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability to automatically replenish shares without shareholder approval.

    . EMPLOYEE STOCK-PURCHASE PLANS. AIM supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

    . SEVERANCE AGREEMENTS. AIM generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III. CAPITALIZATION

   Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, AIM analyzes the company's stated reasons for the request. Except where the request could adversely affect the fund's ownership stake or voting rights, AIM generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of AIM's investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV. MERGERS, ACQUISITIONS AND OTHER CORPORATE ACTIONS

   Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. AIM analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V. ANTI-TAKEOVER MEASURES

   Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, AIM votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. AIM generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. AIM supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI. SHAREHOLDER PROPOSALS ON CORPORATE GOVERNANCE

   AIM generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate-governance standards indicate that such additional protections are warranted.

VII. SHAREHOLDER PROPOSALS ON SOCIAL RESPONSIBILITY

   The potential costs and economic benefits of shareholder proposals seeking to amend a company's practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over AIM's typical investment horizon. Therefore, AIM abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.

VIII. ROUTINE BUSINESS MATTERS

   Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board's discretion on these items. However, AIM votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, AIM votes against proposals to conduct other unidentified business at shareholder meetings.

SUMMARY

   These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders insight into the factors driving AIM's decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds that own the company's stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, AIM may vote the shares held on a fund-by-fund basis.

EXCEPTIONS

   In certain circumstances, AIM may refrain from voting where the economic cost of voting a company's proxy exceeds any anticipated benefits of that proxy proposal.

SHARE-LENDING PROGRAMS

   One reason that some portion of AIM's position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower's name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company's proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever AIM determines that the benefit to shareholders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund's full position.

"SHARE-BLOCKING"

   Another example of a situation where AIM may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as "share-blocking." AIM generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders of voting a specific proxy outweighs the fund's temporary inability to sell the security.

INTERNATIONAL CONSTRAINTS

   An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that AIM makes voting decisions for non-U.S. issuers using these Proxy Voting Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

EXCEPTIONS TO THESE GUIDELINES

   AIM retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the AIM Proxy Committee deems not to be in the best interest of the funds' shareholders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds' shareholders, and will promptly inform the funds' Boards of Trustees of such vote and the circumstances surrounding it.

RESOLVING POTENTIAL CONFLICTS OF INTEREST

   A potential conflict of interest arises when AIM votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of AIM's products, or issuers that employ AIM to manage portions of their retirement plans or treasury accounts. AIM reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders and AIM.

   AIM takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

   If a material potential conflict is deemed to exist, AIM may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by AIM's Proxy Voting Guidelines, AIM may vote the proxy in accordance with the predetermined Guidelines; (2) AIM may engage an independent third party to determine how the proxy should be voted; or (3) AIM may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

   Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from AIM's marketing, distribution and other customer-facing functions are precluded from becoming members of the AIM Proxy Committee.

   On a quarterly basis, the AIM Funds Boards of Trustees review a report from AIM's Internal Compliance Controls Committee. The report contains a list of all known material business relationships that AIM maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where AIM's voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the AIM Proxy Committee.

   PERSONAL CONFLICTS OF INTEREST. If any member of the AIM Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Committee member will inform the Committee of such conflict and will abstain from voting on that company or issue.

   FUNDS OF FUNDS. Some AIM funds offering diversified asset allocation within one investment vehicle own shares in other AIM funds. A potential conflict of interest could arise if an underlying AIM fund has a shareholder meeting with any proxy issues to be voted on, because AIM's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

POLICIES AND VOTE DISCLOSURE

   A copy of these Proxy Voting Guidelines and the voting record of each AIM fund are available on our web site, WWW.AIMINVESTMENTS.COM. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

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FOOTNOTES

1. AIM funds not managed by A I M Advisors, Inc., are governed by the proxy voting policies of their respective advisers.

To see the Proxy Voting Guidelines applicable to the AIM TRIMARK ENDEAVOR FUND, the AIM TRIMARK FUND or the AIM TRIMARK SMALL COMPANIES FUND, click HERE (hyperlink to AIM Funds Management Inc.'s proxy policy).

To see the Proxy Voting Guidelines applicable to the AIM INTERNATIONAL TOTAL RETURN FUND, click HERE (hyperlink to INVESCO Asset Management Limited's proxy policy).

To see the Proxy Voting Guidelines applicable to the AIM JAPAN FUND, click HERE (hyperlink to INVESCO Asset Management (Japan) Limited's proxy policy).

To see the Proxy Voting Guidelines applicable to the AIM CHINA FUND, click HERE (hyperlink to INVESCO Hong Kong Limited's proxy policy).

To see the Proxy Voting Guidelines applicable to the AIM LIBOR ALPHA FUND, the AIM FLOATING RATE FUND, the AIM GLOBAL REAL ESTATE FUND, the AIM INTERNATIONAL CORE EQUITY FUND, the AIM REAL ESTATE FUND, the AIM S&P 500 INDEX FUND, the AIM SELECT REAL ESTATE INCOME FUND, the AIM STRUCTURED CORE FUND, the AIM STRUCTURED GROWTH FUND, the AIM STRUCTURED VALUE FUND, the AIM V.I. GLOBAL REAL ESTATE FUND, or the AIM V.I. INTERNATIONAL CORE EQUITY FUND, click HERE (hyperlink to INVESCO Institutional (N.A.), Inc.'s proxy policy).

                         PROXY POLICIES AND PROCEDURES
                         (AS AMENDED OCTOBER 1, 2005)

A. PROXY POLICIES

   Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

   I. BOARDS OF DIRECTORS

   A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

   There are some actions by directors that should result in votes being withheld. These instances include directors who:

    . Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

    . Attend less than 75 percent of the board and committee meetings without a valid excuse;

    .  It is not clear that the director will be able to fulfill his function;

    .  Implement or renew a dead-hand or modified dead-hand poison pill;

    . Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

    . Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

    . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

   Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

    . Long-term financial performance of the target company relative to its industry;

    .  Management's track record;

    .  Portfolio manager's assessment;

    .  Qualifications of director nominees (both slates);

    . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

    .  Background to the proxy contest.

                                                                      EXHIBIT A


   II. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

    .  It is not clear that the auditors will be able to fulfill their function;

    . There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

    . The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

   III. COMPENSATION PROGRAMS

   Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

    . We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

    . We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

    . We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

    . We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

    . We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

   IV. CORPORATE MATTERS

   We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

    . We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

    . We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

                                                                      EXHIBIT A


    . We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

    . We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

   V. SHAREHOLDER PROPOSALS

   Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

    . We will generally abstain from shareholder social and environmental proposals.

    . We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

    . We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

    . We will generally vote for proposals to lower barriers to shareholder action.

    . We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

   VI. OTHER

    . We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

    . We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

    . We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

   AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B. PROXY COMMITTEE PROCEDURES

   The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

   The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

                                                                      EXHIBIT A


   AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

   In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of
Trustees:

    1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

    2. AIM will not publicly announce its voting intentions and the reasons therefore.

    3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

    4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C. BUSINESS/DISASTER RECOVERY

   If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D. RESTRICTIONS AFFECTING VOTING

   If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E. CONFLICTS OF INTEREST

   The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm
AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

                                                                      EXHIBIT A


   If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

   If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F. FUND OF FUNDS

   When an AIM Fund (an "Investing Fund") that invests in another AIM Fund(s) (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

G. CONFLICT IN THESE POLICIES

   If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

                     PROXY VOTING POLICIES AND PROCEDURES

                          FOR BLACKROCK ADVISORS, LLC
             AND ITS AFFILIATED SEC REGISTERED INVESTMENT ADVISERS

                              SEPTEMBER 30, 2006



Copyright (C) 2006 BlackRock, Inc.
All rights reserved.

                               TABLE OF CONTENTS

                                                        PAGE
                                                        ----

                    Introduction.......................   1

                    Scope of Committee Responsibilities   2

                    Special Circumstances..............   3

                    Voting Guidelines..................   4

                       Boards of Directors.............   5

                       Auditors........................   6

                       Compensation and Benefits.......   7

                       Capital Structure...............   7

                       Corporate Charter and By-Laws...   8

                       Corporate Meetings..............   8

                       Investment Companies............   8

                       Environmental and Social Issues.   9

                    Notice to Clients..................  10

                     PROXY VOTING POLICIES AND PROCEDURES

   These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers/1/ ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances./2/ Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

   When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,/3/ whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA")./4/ When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts./5/ It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

   Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

   In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures.

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/1/ The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.
/2/ In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.
/3/ Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).
/4/ DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2
/5/ Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients./6 /The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.

I. SCOPE OF COMMITTEE RESPONSIBILITIES

   The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts./7/

   The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

   The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues--such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers)./8/

   While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

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/6/ Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.
/7/ The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.
/8/ The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions EXCEPT FOR proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict./ /

   The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2./9/ All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

   The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

   To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

II. SPECIAL CIRCUMSTANCES

   ROUTINE CONSENTS. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

   SECURITIES ON LOAN. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

   VOTING PROXIES FOR NON-US COMPANIES. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's

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/9/ The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

   As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients NOT to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

   SECURITIES SOLD AFTER RECORD DATE. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

   CONFLICTS OF INTEREST. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client")./10 /In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

    . The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

    . if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

III. VOTING GUIDELINES

   The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

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/10/ Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

A. BOARDS OF DIRECTORS

   These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

   The Committee's general policy is to vote:

 #  VOTE AND DESCRIPTION
- --- --------------------
A.1 FOR nominees for director of United States companies in uncontested elections, EXCEPT FOR nominees who

    .   have missed at least two meetings and, as a result, attended less than 75% of meetings of the
        Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

    .   voted to implement or renew a "dead-hand" poison pill

    .   ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

    .   failed to act on takeover offers where the majority of the shareholders have tendered their shares

    .   are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

    .   on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

    .   sit on more than six boards of public companies

A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, EXCEPT FOR nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis

A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.5 AGAINST proposals supporting cumulative voting

A.6 FOR proposals eliminating cumulative voting

A.7 FOR proposals supporting confidential voting

A.8 FOR proposals seeking election of supervisory board members

A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

 #   VOTE AND DESCRIPTION
- ---- --------------------
A.10 AGAINST shareholder proposals for term limits for directors

A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of
     72 or older

A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

A.13 FOR proposals requiring a majority of independent directors on a Board of Directors

A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17 FOR proposals to elect account inspectors

A.18 FOR proposals to fix the membership of a Board of Directors at a specified size

A.19 FOR proposals permitting shareholder ability to nominate directors directly

A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21 FOR proposals permitting shareholder ability to remove directors directly

A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly

B. AUDITORS

   These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

   The Committee's general policy is to vote:

B.1 FOR approval of independent auditors, EXCEPT FOR

    .   auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

    .   auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation

    .   on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company

B.2 FOR proposals seeking authorization to fix the remuneration of auditors

B.3 FOR approving internal statutory auditors

B.4 FOR proposals for audit firm rotation, EXCEPT FOR proposals that would require rotation after a period of less than 5 years

C. COMPENSATION AND BENEFITS

   These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

   The Committee's general policy is to vote:

C.1  IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based SOLELY on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2  FOR proposals to eliminate retirement benefits for outside directors

C.3  AGAINST proposals to establish retirement benefits for outside directors

C.4  FOR proposals approving the remuneration of directors or of supervisory board members

C.5  AGAINST proposals to reprice stock options

C.6  FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

C.7  FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8  AGAINST proposals seeking to pay outside directors only in stock

C.9  FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10 AGAINST proposals to ban all future stock or stock option grants to executives

C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy

C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

D. CAPITAL STRUCTURE

   These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

   The Committee's general policy is to vote:

D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital

D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3 FOR management proposals approving share repurchase programs

D.4 FOR management proposals to split a company's stock

D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

E. CORPORATE CHARTER AND BY-LAWS

   These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

   The Committee's general policy is to vote:

E.1 AGAINST proposals seeking to adopt a poison pill

E.2 FOR proposals seeking to redeem a poison pill

E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4 FOR management proposals to change the company's name

F. CORPORATE MEETINGS

   These are routine proposals relating to various requests regarding the formalities of corporate meetings.

   The Committee's general policy is to vote:

F.1  AGAINST proposals that seek authority to act on "any other business that may arise"

F.2  FOR proposals designating two shareholders to keep minutes of the meeting

F.3  FOR proposals concerning accepting or approving financial statements and statutory reports

F.4  FOR proposals approving the discharge of management and the supervisory board

F.5  FOR proposals approving the allocation of income and the dividend

F.6  FOR proposals seeking authorization to file required documents/other formalities

F.7  FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8  FOR proposals appointing inspectors of elections

F.9  FOR proposals electing a chair of the meeting

F.10 FOR proposals to permit "virtual" shareholder meetings over the Internet

F.11 AGAINST proposals to require rotating sites for shareholder meetings

G. INVESTMENT COMPANIES

   These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

   The Committee's general policy is to vote:

G.1 FOR nominees for director of mutual funds in uncontested elections, EXCEPT FOR nominees who

    .   have missed at least two meetings and, as a result, attended less than 75% of meetings of the
        Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

    .   ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

    .   are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

    .   on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2 FOR the establishment of new series or classes of shares

G.3 AGAINST proposals to change a fund's investment objective to nonfundamental

G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement

G.6 FOR classified boards of closed-end investment companies

H. ENVIRONMENTAL AND SOCIAL ISSUES

   These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

   The Committee's general policy is to vote:

H.1 AGAINST proposals seeking to have companies adopt international codes of conduct

H.2 AGAINST proposals seeking to have companies provide non- required reports on:

    .   environmental liabilities;

    .   bank lending policies;

    .   corporate political contributions or activities;

    .   alcohol advertising and efforts to discourage drinking by minors;

    .   costs and risk of doing business in any individual country;

    .   involvement in nuclear defense systems

H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

H.4 AGAINST proposals seeking implementation of the CERES principles

                               NOTICE TO CLIENTS

   BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request./11/ BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

   BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

   These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

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/11/ Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52/nd/ Street, New York, New York 10022.

I. PROXY VOTING POLICY AND PROCEDURES

   A. POLICY.

   Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When DVM has discretion to vote the proxies of its Clients, it will vote those proxies in the best interest of its Clients and in accordance with these policies and procedures.

   B. PROXY VOTING PROCEDURES.

   All proxies received by Dreman Value Management, LLC will be sent to the Chief Operating Officer, VP of Operations, or their designate. The person that receives the proxy will:

      1. Keep a record of each proxy received.

      2. Forward the proxy to both the Portfolio Manager and DVM's Chief Investment Officer (the "CIO").

      3. Determine which accounts managed by DVM holds the security to which the proxy relates.

      4. Provide the Portfolio Manager and the CIO with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which DVM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

      5. Absent material conflicts (see Section V), the Portfolio Manager and CIO will determine how DVM should vote the proxy. The Portfolio Manager and the CIO will send their decision on how Dreman Value Management, LLC will vote the proxy to the Chief Operating Officer, VP of Operations, or their designee. The person receiving the instructions is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

      6. DVM may retain a third party to assist it in coordinating and voting proxies with respect to Client securities. If so, the Chief Operating Officer or VP of Operations shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

      7. Where a Client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, DVM will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client. If any proxy material is received by DVM for such account, it will promptly be forwarded to the Client or specified third party.

      8. DVM shall promptly provide to each investment company Client for which it has discretion to vote proxies, any and all information necessary for such investment company Client, or its investment adviser or administrator, to timely file its Form N-PX under the 1940 Act. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which an investment company Client was entitled to vote. Each Form N-PX will need to be filed no later than August 31/st/ of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. DVM shall maintain and provide the following information concerning any shareholder meetings with respect to which an investment company Client was entitled to vote:

       .  the name of the issuer of the portfolio security;

       .  the exchange ticker symbol of the portfolio security/1/;

       .  the CUSIP number of the portfolio security/1/;

       .  the shareholder meeting date;

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/1/ The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it's not available through reasonably practicable means.

       .  a brief description of the matter voted on;

       .  whether the matter was put forward by the issuer or a shareholder;

       .  whether the investment company Client voted;

       .  how the investment company Client cast its vote; and

       . whether the investment company Client cast its vote for or against management.

   C. VOTING GUIDELINES.

   In the absence of specific voting guidelines from a Client, DVM will vote proxies in the best interest of each particular Client, which may result in different voting results for proxies for the same issuer. DVM believes that voting proxies in accordance with the following guidelines is in the best interest of its Client.

   Generally, DVM will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

   Generally, DVM will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

   For other proposals, DVM shall determine whether a proposal is in the best interest of its Clients and may take into account the following factors, among others:

      1. Whether the proposal was recommended by management and DVM's opinion of management;

      2. Whether the proposal acts to entrench existing management; and

      3. Whether the proposal fairly compensates management for past and future performance.

   DVM reserves the right to add to these factors as it deems necessary in order to ensure that further categories of proposals are covered and that the general principles in determining how to vote all proxies are fully stated.

   D. CONFLICTS OF INTEREST.

   The Compliance Officer will identify any conflicts that exist between the interest of DVM and its Clients. This examination will include a review of the relationship of DVM and its affiliates with the issuer of each security [and any of the issuer's affiliates] to determine if the issuer is a Client of DVM or an affiliate of DVM or has some other relationship with DVM or a Client of DVM.

   If a material conflict exist, DVM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the Client. DVM will also determine whether it is appropriate to disclose the conflict to the affected Clients and, except in the case of Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the Clients the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when DVM determines it has a material conflict that affects its best judgment as an ERISA fiduciary, DVM will give the ERISA Client the opportunity to vote the proxies themselves.

   E. DISCLOSURE.

   DVM will disclose in its Form ADV, Part II that Clients may contact the COO or CCO or Compliance Manager, or Compliance staff person, via e-mail or telephone at mappleton@dreman.com or 201-793-2005 in order to obtain information on how DVM voted such Client's proxies, and to request a copy of these policies and procedures. If a Client requests this information, the CCO will prepare a written response to the Client that lists, with respect to each voted proxy that the Client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how DVM voted the Client's proxy.

   A concise summary of these Proxy Voting Policies and Procedures will be included in DVM's Form ADV, Part II, and will be updated whenever these policies and procedures are updated. The CCO or his designee will arrange for a copy of this summary to be sent to all existing Clients, either as a separate mailing or along with a periodic account statement or other correspondence sent to Clients.

   F. RECORD KEEPING.

   The Compliance Officer will maintain files relating to DVM proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of DVM. Records of the following will be included in the files:

      1. Copies of these proxy voting policies and procedures and any amendments thereto.

      2. A copy of each proxy statement that DVM receives provided however that DVM may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available. DVM may also choose to have a third party retain a copy of the proxy statements, provided that third party undertakes to provide a copy of the proxy statement promptly upon request.

      3. A record of each vote that DVM casts. DVM may also rely on a third party to retain a copy of the votes cast, provided that third party undertakes to provide a copy of the record promptly upon request.

      4. A copy of any document DVM created that was material to making a decision how to vote proxies, or that memorializes that decision.

      5. A copy of each written Client request for information on how DVM voted such Client's proxies, and a copy of any written response to any (written and oral) Client request for information on how DVM voted its proxy.

      6. DVM will coordinate with all investment company Clients to assist in the provision of all information required to be filed on Form N-PX.

                         FRANKLIN MUTUAL ADVISERS, LLC

                      PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

   Franklin Mutual Advisers, LLC (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

FIDUCIARY CONSIDERATIONS

   All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group ("RiskMetrics"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST

   All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

      1. The issuer is a client/1/ of Investment Manager or its affiliates;

      2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

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/1/ For purposes of this section, a "client" does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a "client."

      3. The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);/2/

      4. An Access Person/3/ of Investment Manager or its affiliates also serves as a director or officer of the issuer;

      5. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member/4/ of such director or trustee, also serves as an officer or director of the issuer; or

      6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

   Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer's management.

   Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

   In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

   Where the Proxy Group or the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

   The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether

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/2/ The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions), and distributors (based on aggregate 12b-1 distribution fees), as determined on a quarterly basis, will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
/3/ "Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
/4/ The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

   The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

   Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

   To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or
(3) when required pursuant to an account's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

   One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

   The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

   Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

   Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

   The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

   BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

   RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

   MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

   Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

   ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

   CHANGES TO CAPITAL STRUCTURE: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

   MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

   SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

   GLOBAL CORPORATE GOVERNANCE: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

   The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore,

Investment Manager will attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, or anticipates placing sell orders prior to the date of the shareholder meeting, in certain markets that have blocking restrictions, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares. Lastly, the Investment Manager will not vote proxies when prohibited from voting by applicable law.

   Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

   The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

      1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

      2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

      3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

      4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

      5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

      6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

      7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

      8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

      9. If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

      10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

      11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

      12. The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

      13. The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

      14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

      15. At least annually, the Proxy Group will verify that:

       . Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

       . Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

       . Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

       . Timely filings were made with applicable regulators related to proxy voting.

   The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin

Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For Canadian mutual fund products, an annual proxy voting record for the period ending
June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 2, 2008

                            FRANKLIN ADVISERS, INC.

                      PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

   Franklin Advisers, Inc. (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

FIDUCIARY CONSIDERATIONS

   All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group ("RiskMetrics"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST

   All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

      1. The issuer is a client/1/ of Investment Manager or its affiliates;

      2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

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/1/ For purposes of this section, a "client" does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a "client."

      3. The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);/2/

      4. An Access Person/3/ of Investment Manager or its affiliates also serves as a director or officer of the issuer;

      5. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member/4/ of such director or trustee, also serves as an officer or director of the issuer; or

      6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

   Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer's management.

   Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

   In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

   Where the Proxy Group or the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

   The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to

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/2/ The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions), and distributors (based on aggregate 12b-1 distribution fees), as determined on a quarterly basis, will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
/3/ "Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
/4/ The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

   The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

   Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

   To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or
(3) when required pursuant to an account's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

   One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

   The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy

Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

   Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

   Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

   The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

   BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

   RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

   MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

   Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

   ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

   CHANGES TO CAPITAL STRUCTURE: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

   MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

   SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

   GLOBAL CORPORATE GOVERNANCE: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

   The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign securities.

However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, or anticipates placing sell orders prior to the date of the shareholder meeting, in certain markets that have blocking restrictions, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares. Lastly, the Investment Manager will not vote proxies when prohibited from voting by applicable law.

   Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

   The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

      1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

      2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

      3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

      4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

      5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

      6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

      7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

      8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

      9. If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

      10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

      11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

      12. The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

      13. The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

      14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

      15. At least annually, the Proxy Group will verify that:

       . Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

       . Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

       . Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

       . Timely filings were made with applicable regulators related to proxy voting.

   The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention:

Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 2, 2008

                       TEMPLETON GLOBAL ADVISORS LIMITED

                      PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

   Templeton Global Advisors Limited (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

FIDUCIARY CONSIDERATIONS

   All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group ("RiskMetrics"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST

   All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

      1. The issuer is a client/1/ of Investment Manager or its affiliates;

      2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

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/1/ For purposes of this section, a "client" does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a "client."

      3. The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);/2/

      4. An Access Person/3/ of Investment Manager or its affiliates also serves as a director or officer of the issuer;

      5. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member/4/ of such director or trustee, also serves as an officer or director of the issuer; or

      6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

   Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer's management.

   Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

   In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

   Where the Proxy Group or the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

   The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to

- --------
/2/ The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions), and distributors (based on aggregate 12b-1 distribution fees), as determined on a quarterly basis, will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
/3/ "Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
/4/ The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

   The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

   Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

   To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or
(3) when required pursuant to an account's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS

   One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

   The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy

Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

   Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

   Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

   The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

   BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

   RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

   MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

   Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

   ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

   CHANGES TO CAPITAL STRUCTURE: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

   MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

   SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

   GLOBAL CORPORATE GOVERNANCE: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

   The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore,

Investment Manager will attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, or anticipates placing sell orders prior to the date of the shareholder meeting, in certain markets that have blocking restrictions, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares. Lastly, the Investment Manager will not vote proxies when prohibited from voting by applicable law.

   Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

   The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

      1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

      2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

      3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

      4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

      5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

      6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

      7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

      8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

      9. If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

      10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

      11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

      12. The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

      13. The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

      14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

      15. At least annually, the Proxy Group will verify that:

       . Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

       . Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

       . Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

       . Timely filings were made with applicable regulators related to proxy voting.

   The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin

Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For Canadian mutual fund products, an annual proxy voting record for the period ending
June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 2, 2008

                                                                      July 2003

                             GOLDMAN, SACHS & CO.
                     GOLDMAN SACHS ASSET MANAGEMENT, L.P.
                 GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
                          GOLDMAN SACHS PRINCETON LLC
                            (COLLECTIVELY, "GSAM")

                       SUMMARY OF POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS

   Proxy voting and our understanding of corporate governance issues are important elements of the portfolio management services we perform for our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing this service are to make proxy voting decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are free from the influence of conflicts of interest.

PUBLIC EQUITY INVESTMENTS

OVERVIEW OF GSAM PROXY VOTING POLICY

   To implement these general principles for investments in publicly-traded equities, we have adopted the GSAM Proxy Voting Policy to assist us in making proxy voting decisions and developing procedures for effecting those decisions. The GSAM Proxy Voting Policy and associated procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

   The GSAM Proxy Voting Policy addresses a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals. It reflects GSAM's fundamental belief that sound corporate governance will create a framework within which a company can be directed and managed in the interests of its shareholders. Senior management of GSAM periodically reviews the GSAM Proxy Voting Policy to ensure it continues to be consistent with our guiding principles. Clients may request a copy of the GSAM Proxy Voting Policy for their review by contacting their Goldman Sachs representative.

IMPLEMENTATION BY PORTFOLIO MANAGEMENT TEAMS

   Each GSAM equity portfolio management team ("Portfolio Management Team") has developed an approach for how best to evaluate proxy votes on an individualized basis in relation to the GSAM Proxy Voting Policy and each Portfolio Management Team's investment philosophy and process. For example, our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis, each active-equity Portfolio Management Team may vote differently from the pre-determined application of the GSAM Proxy Voting Policy. Our quantitative-equity Portfolio Management Teams, by contrast, exclusively follow such pre-determined application.

   In addition, the GSAM Proxy Voting Policy is designed generally to permit Portfolio Management Teams to consider applicable regional rules and practices regarding proxy voting when forming their views on a particular matter.

USE OF THIRD-PARTY SERVICE PROVIDERS

   We utilize independent service providers to assist us in determining the GSAM Proxy Voting Policy and in implementing our proxy voting decisions. The primary provider we currently use is Institutional Shareholder Services ("ISS"), which provides proxy voting services to many asset managers on a global basis. Senior GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

   Specifically, ISS assists GSAM in the proxy voting and corporate governance oversight process by developing and updating the ISS Proxy Voting Guidelines, which are incorporated into the GSAM Proxy Voting Policy, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. GSAM's decision to retain ISS is based principally on the view the services ISS provides, subject to GSAM's oversight, will generally result in proxy voting decisions which are favorable to shareholders' interests. GSAM may, however, hire other service providers to supplement or replace the services GSAM receives from ISS. In addition, active-equity Portfolio Management Teams are able to cast votes that differ from recommendations made by ISS, as detailed in the GSAM Proxy Voting Policy.

CONFLICTS OF INTEREST

   The GSAM Proxy Voting Policy also contains procedures to address potential conflicts of interest. These procedures include our adoption of and reliance on the GSAM Proxy Voting Policy, including the ISS Proxy Voting Guidelines, and the day-to-day implementation of those Guidelines by ISS. The procedures also establish a process under which an active-equity Portfolio Management Team's decision to vote against an ISS recommendation is approved by the local Chief Investment Officer for the requesting Portfolio Management Team and notification of the vote is provided to the Global Chief Investment Officer for active-equity investment strategies and other appropriate GSAM personnel.

FIXED INCOME AND PRIVATE INVESTMENTS

   Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be acted upon by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS

   Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for proxy voting. GSAM may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION

   Clients may choose to vote proxies themselves, in which case they must arrange for their custodian to send proxy materials directly to them. GSAM can also accommodate situations where individual clients have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

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                            Sachs
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                        GOLDMAN SACHS ASSET MANAGEMENT

                            POLICY ON PROXY VOTING
                        FOR INVESTMENT ADVISORY CLIENTS

   Goldman Sachs Asset Management ("GSAM")* has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the "Policy"). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

GUIDING PRINCIPLES

   Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company's shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

PUBLIC EQUITY INVESTMENTS

   To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services ("ISS") Standard Proxy Voting Guidelines (the "Guidelines"), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

   In connection with each proxy vote, ISS prepares a written analysis and recommendation (an "ISS Recommendation") that reflects ISS's application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS's own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team ("Portfolio Management Team") may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require:
(i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

   The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

- --------
* For purposes of this Policy, "GSAM" refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.'s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.

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                            Goldman
                            Sachs
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   Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

IMPLEMENTATION BY PORTFOLIO MANAGEMENT TEAMS

General Overview

   While it is GSAM's policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

Active Equity

   Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

   In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in connection with proxy voting decisions lies with the relevant Portfolio Management Team. Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team's research efforts.

   As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team's investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company's record and policies on corporate governance practices that may affect shareholder value.

   Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team's members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

Quantitative Equity

   Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams' investment philosophy and approach to portfolio construction, as well as the evaluation of ISS's services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

USE OF THIRD-PARTY SERVICE PROVIDERS

   We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by

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                            Goldman
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                            Management OCTOBER 2003

GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

   GSAM's decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

   GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

CONFLICTS OF INTEREST

   Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

   Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

FIXED INCOME AND PRIVATE INVESTMENTS

   Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

EXTERNAL MANAGERS

   Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers' own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

CLIENT DIRECTION

   Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

                                                                     APPENDIX A

                 ISS STANDARD PROXY VOTING GUIDELINES SUMMARY

   The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the "Guidelines"), which form the substantive basis of GSAM's Policy on Proxy Voting for Investment Advisory Clients ("Policy") with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1. AUDITORS

   Vote FOR proposals to ratify auditors, unless any of the following apply:

    . An auditor has a financial interest in or association with the company, and is therefore not independent,

    .  Fees for non-audit services are excessive, or

    . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

A. VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

   Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

B. CLASSIFICATION/DECLASSIFICATION OF THE BOARD

   Vote AGAINST proposals to classify the board.

   Vote FOR proposals to repeal classified boards and to elect all directors annually.

C. INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

   Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

D. MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

   Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

   Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3. SHAREHOLDER RIGHTS

A. SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

   Vote FOR proposals to allow or make easier shareholder action by written consent.

B. SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

C. SUPERMAJORITY VOTE REQUIREMENTS

   Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

D. CUMULATIVE VOTING

   Vote AGAINST proposals to eliminate cumulative voting.

   Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

E. CONFIDENTIAL VOTING

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

   Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

A. VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

   Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

B. REIMBURSING PROXY SOLICITATION EXPENSES

   Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

   Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6. MERGERS AND CORPORATE RESTRUCTURINGS

   Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

   Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

A. COMMON STOCK AUTHORIZATION

   Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

   Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

   Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

B. DUAL-CLASS STOCK

   Vote AGAINST proposals to create a new class of common stock with superior voting rights.

   Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

    . It is intended for financing purposes with minimal or no dilution to current shareholders

    . It is not designed to preserve the voting power of an insider or significant shareholder

9. EXECUTIVE AND DIRECTOR COMPENSATION

   Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

   Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

A. MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

   Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

    .  Historic trading patterns

    .  Rationale for the repricing

    .  Value-for-value exchange

    .  Option vesting

    .  Term of the option

    .  Exercise price

    .  Participation

B. EMPLOYEE STOCK PURCHASE PLANS

   Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

   Vote FOR employee stock purchase plans where all of the following apply:

    .  Purchase price is at least 85 percent of fair market value;

    .  Offering period is 27 months or less; and

    .  Potential voting power dilution is ten percent or less.

   Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

C. SHAREHOLDER PROPOSALS ON COMPENSATION

   Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

   These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

   In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                            ISS 2007 US PROXY VOTING GUIDELINES
                                                                        SUMMARY

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                   ISS 2007 PROXY VOTING GUIDELINES SUMMARY
                      EFFECTIVE FOR MEETINGS FEB 1, 2007
                           UPDATED DECEMBER 15, 2006

   The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

   1. OPERATIONAL ITEMS.................................................  6
      Adjourn Meeting...................................................  6
      Amend Quorum Requirements.........................................  6
      Amend Minor Bylaws................................................  6
      Auditor Indemnification and Limitation of Liability...............  6
      Auditor Ratification..............................................  6
      Change Company Name...............................................  7
      Change Date, Time, or Location of Annual Meeting..................  7
      Transact Other Business...........................................  7

   2. BOARD OF DIRECTORS:...............................................  8
      Voting on Director Nominees in Uncontested Elections..............  8
      2007 Classification of Directors.................................. 10
      Age Limits........................................................ 11
      Board Size........................................................ 11
      Classification/Declassification of the Board...................... 12
      Cumulative Voting................................................. 12
      Director and Officer Indemnification and Liability Protection..... 12
      Establish/Amend Nominee Qualifications............................ 13
      Filling Vacancies/Removal of Directors............................ 13
      Independent Chair (Separate Chair/CEO)............................ 13
      Majority of Independent Directors/Establishment of Committees..... 14
      Majority Vote Shareholder Proposals............................... 14
      Office of the Board............................................... 14
      Open Access....................................................... 15
      Performance Test for Directors.................................... 15
      Stock Ownership Requirements...................................... 16
      Term Limits....................................................... 16

   3. PROXY CONTESTS.................................................... 17
      Voting for Director Nominees in Contested Elections............... 17
      Reimbursing Proxy Solicitation Expenses........................... 17
      Confidential Voting............................................... 17

   4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES................... 18
      Advance Notice Requirements for Shareholder Proposals/Nominations. 18
      Amend Bylaws without Shareholder Consent.......................... 18
      Poison Pills...................................................... 18
      Shareholder Ability to Act by Written Consent..................... 18
      Shareholder Ability to Call Special Meetings...................... 19
      Supermajority Vote Requirements................................... 19

   5. MERGERS AND CORPORATE RESTRUCTURINGS.............................. 20
    Overall Approach.................................................... 20
      Appraisal Rights.................................................. 20

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

   Asset Purchases............................................................................ 20
   Asset Sales................................................................................ 21
   Bundled Proposals.......................................................................... 21
   Conversion of Securities................................................................... 21
   Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged
     Buyouts/Wrap Plans....................................................................... 21
   Formation of Holding Company............................................................... 22
   Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark).................... 22
   Joint Ventures............................................................................. 22
   Liquidations............................................................................... 23
   Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition............ 23
   Private Placements/Warrants/Convertible Debentures......................................... 23
   Spinoffs................................................................................... 23
   Value Maximization Proposals............................................................... 24

6. STATE OF INCORPORATION..................................................................... 25
   Control Share Acquisition Provisions....................................................... 25
   Control Share Cash-out Provisions.......................................................... 25
   Disgorgement Provisions.................................................................... 25
   Fair Price Provisions...................................................................... 25
   Freeze-out Provisions...................................................................... 25
   Greenmail.................................................................................. 26
   Reincorporation Proposals.................................................................. 26
   Stakeholder Provisions..................................................................... 26
   State Antitakeover Statutes................................................................ 26

7. CAPITAL STRUCTURE.......................................................................... 27
   Adjustments to Par Value of Common Stock................................................... 27
   Common Stock Authorization................................................................. 27
   Dual-Class Stock........................................................................... 27
   Issue Stock for Use with Rights Plan....................................................... 27
   Preemptive Rights.......................................................................... 27
   Preferred Stock............................................................................ 28
   Recapitalization........................................................................... 28
   Reverse Stock Splits....................................................................... 28
   Share Repurchase Programs.................................................................. 28
   Stock Distributions: Splits and Dividends.................................................. 29
   Tracking Stock............................................................................. 29

8. EXECUTIVE AND DIRECTOR COMPENSATION........................................................ 30
 Equity Compensation Plans.................................................................... 30
   Cost of Equity Plans....................................................................... 30
   Repricing Provisions....................................................................... 30
   Pay-for Performance Disconnect............................................................. 31
   Three-Year Burn Rate/Burn Rate Commitment.................................................. 32
   Poor Pay Practices......................................................................... 33
 Specific Treatment of Certain Award Types in Equity Plan Evaluations:........................ 34
   Dividend Equivalent Rights................................................................. 34
   Liberal Share Recycling Provisions......................................................... 34
 Other Compensation Proposals and Policies.................................................... 34
   401(k) Employee Benefit Plans.............................................................. 34
   Director Compensation...................................................................... 34

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

   Director Retirement Plans................................................................... 35
   Employee Stock Ownership Plans (ESOPs)...................................................... 35
   Employee Stock Purchase Plans--Qualified Plans.............................................. 35
   Employee Stock Purchase Plans--Non-Qualified Plans.......................................... 35
   Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals). 36
   Options Backdating.......................................................................... 36
   Option Exchange Programs/Repricing Options.................................................. 36
   Stock Plans in Lieu of Cash................................................................. 37
   Transfer Programs of Stock Options.......................................................... 37
 Shareholder Proposals on Compensation......................................................... 38
   Advisory Vote on Executive Compensation (Say-on-Pay)........................................ 38
   Compensation Consultants-Disclosure of Board or Company's Utilization....................... 38
   Disclosure/Setting Levels or Types of Compensation for Executives and Directors............. 38
   Option Repricing............................................................................ 38
   Pay for Superior Performance................................................................ 38
   Pension Plan Income Accounting.............................................................. 39
   Performance-Based Awards.................................................................... 39
   Severance Agreements for Executives/Golden Parachutes....................................... 39
   Supplemental Executive Retirement Plans (SERPs)............................................. 40

9. CORPORATE RESPONSIBILITY.................................................................... 41
 Consumer Issues and Public Safety............................................................. 41
   Animal Rights............................................................................... 41
   Drug Pricing................................................................................ 41
   Drug Reimportation.......................................................................... 41
   Genetically Modified Foods.................................................................. 41
   Handguns.................................................................................... 42
   HIV/AIDS.................................................................................... 42
   Predatory Lending........................................................................... 43
   Tobacco..................................................................................... 43
   Toxic Chemicals............................................................................. 44
 Environment and Energy........................................................................ 44
   Arctic National Wildlife Refuge............................................................. 44
   CERES Principles............................................................................ 44
   Climate Change.............................................................................. 44
   Concentrated Area Feeding Operations (CAFOs)................................................ 45
   Environmental-Economic Risk Report.......................................................... 45
   Environmental Reports....................................................................... 45
   Global Warming.............................................................................. 45
   Kyoto Protocol Compliance................................................................... 45
   Land Use.................................................................................... 46
   Nuclear Safety.............................................................................. 46
   Operations in Protected Areas............................................................... 46
   Recycling................................................................................... 46
   Renewable Energy............................................................................ 46
   Sustainability Report....................................................................... 47
 General Corporate Issues...................................................................... 47
   Charitable/Political Contributions.......................................................... 47
   Disclosure of Lobbying Expenditures/Initiatives............................................. 47
   Link Executive Compensation to Social Performance........................................... 48
   Outsourcing/Offshoring...................................................................... 48

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

 Labor Standards and Human Rights......................................................... 48
   China Principles....................................................................... 48
   Country-specific Human Rights Reports.................................................. 48
   International Codes of Conduct/Vendor Standards........................................ 49
   MacBride Principles.................................................................... 49
 Military Business........................................................................ 50
   Foreign Military Sales/Offsets......................................................... 50
   Landmines and Cluster Bombs............................................................ 50
   Nuclear Weapons........................................................................ 50
   Operations in Nations Sponsoring Terrorism (e.g., Iran)................................ 50
   Spaced-Based Weaponization............................................................. 50
 Workplace Diversity...................................................................... 51
   Board Diversity........................................................................ 51
   Equal Employment Opportunity (EEO)..................................................... 51
   Glass Ceiling.......................................................................... 51
   Sexual Orientation..................................................................... 52

10. MUTUAL FUND PROXIES................................................................... 53
   Election of Directors.................................................................. 53
   Converting Closed-end Fund to Open-end Fund............................................ 53
   Proxy Contests......................................................................... 53
   Investment Advisory Agreements......................................................... 53
   Approving New Classes or Series of Shares.............................................. 53
   Preferred Stock Proposals.............................................................. 54
   1940 Act Policies...................................................................... 54
   Changing a Fundamental Restriction to a Nonfundamental Restriction..................... 54
   Change Fundamental Investment Objective to Nonfundamental.............................. 54
   Name Change Proposals.................................................................. 54
   Change in Fund's Subclassification..................................................... 54
   Disposition of Assets/Termination/Liquidation.......................................... 55
   Changes to the Charter Document........................................................ 55
   Changing the Domicile of a Fund........................................................ 55
   Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval .. 55
   Distribution Agreements................................................................ 56
   Master-Feeder Structure................................................................ 56
   Mergers................................................................................ 56
 Shareholder Proposals for Mutual Funds................................................... 56
   Establish Director Ownership Requirement............................................... 56
   Reimburse Shareholder for Expenses Incurred............................................ 56
   Terminate the Investment Advisor....................................................... 56

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

1. OPERATIONAL ITEMS

ADJOURN MEETING

   Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

   Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

   Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

   Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

   Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

    . The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;

    .  Motivation and rationale for establishing the agreements;

    .  Quality of disclosure; and

    .  Historical practices in the audit area.

   WTHHOLD against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION

   Vote FOR proposals to ratify auditors, unless any of the following apply:

    . An auditor has a financial interest in or association with the company, and is therefore not independent,

    . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

    .  Fees for non-audit services ("Other" fees) are excessive.

   Non-audit fees are excessive if:

   Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees

   Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

   Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

   Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

    .  The tenure of the audit firm;

    .  The length of rotation specified in the proposal;

    .  Any significant audit-related issues at the company;

    .  The number of Audit Committee meetings held each year;

    .  The number of financial experts serving on the committee; and

    . Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME

   Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

   Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

   Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS

   Vote AGAINST proposals to approve other business when it appears as voting item.

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2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

   Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

    .  Composition of the board and key board committees;

    .  Attendance at board and committee meetings;

    .  Corporate governance provisions and takeover activity;

    .  Disclosures under Section 404 of Sarbanes-Oxley Act;

    .  Long-term company performance relative to a market and peer index;

    .  Extent of the director's investment in the company;

    .  Existence of related party transactions;

    .  Whether the chairman is also serving as CEO;

    .  Whether a retired CEO sits on the board;

    .  Number of outside boards at which a director serves;

    . Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

   WITHHOLD from individual directors who:

    . Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

    .  Sit on more than six public company boards;

    . Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

   WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

    . The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

    . The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

    . The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

    . The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

    . The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

    . The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

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    . At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

    . The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".

   WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

    . The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

    . The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

    . The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

    .  The full board is less than majority independent.

   WITHHOLD from the members of the Audit Committee if:

    . The non-audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

    . A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

    . There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

   WITHHOLD from the members of the Compensation Committee if:

    . There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

    . The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

    . The company fails to submit one-time transfers of stock options to a shareholder vote;

    . The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

    .  The company has backdated options (see "Options Backdating" policy);

    . The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

   WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

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2007 CLASSIFICATION OF DIRECTORS

INSIDE DIRECTOR (I)

    .  Employee of the company or one of its affiliates/1/;

    . Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

    .  Listed as a Section 16 officer/2/;

    .  Current interim CEO;

    . Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

    .  Board attestation that an outside director is not independent;

    .  Former CEO of the company;

    .  Former CEO of an acquired company within the past five years;

    . Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;/3/

    . Former executive/2/ of the company, an affiliate or an acquired firm within the past five years;

    . Executive/2 /of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

    . Executive, former executive, general or limited partner of a joint venture or partnership with the company;

    .  Relative/4/ of a current Section 16 officer of company or its affiliates;

    . Relative/4/ of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);

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FOOTNOTES:

/1/ "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
/2/ "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).
/3/ ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.
/4/ "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

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    . Relative/4/ of former Section 16 officer, of company or its affiliate within the last five years;

    . Currently provides (or a relative/4/ provides) professional services/5/ to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

    . Employed by (or a relative/4/ is employed by) a significant customer or supplier/6/;

    . Has (or a relative/4/ has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement;/6/

    . Any material financial tie or other related party transactional relationship to the company;

    . Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

    . Has (or a relative/4 /has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee;/7/

    .  Founder/8/ of the company but not currently an employee;

    . Is (or a relative/4 /is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments/6/ from the company or its affiliates/1/.

INDEPENDENT OUTSIDE DIRECTOR (IO)

    .  No material/9/ connection to the company other than a board seat.

AGE LIMITS

   Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE

   Vote FOR proposals seeking to fix the board size or designate a range for the board size.

- --------
FOOTNOTES:

/5/ Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
/6/ If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).
/7/ Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).
/8/ The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.
/9/ For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

   Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

   Vote AGAINST proposals to classify the board.

   Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

   Generally vote AGAINST proposals to eliminate cumulative voting.

   Generally vote FOR proposals to restore or provide for cumulative voting unless the company meets ALL of the following criteria:

    . Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;

    .  Annually elected board;

    .  Two-thirds of the board composed of independent directors;

    .  Nominating committee composed solely of independent directors;

    . Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

    . Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

    .  Absence of superior voting rights for one or more classes of stock;

    . Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

    . The company has not under-performed its both industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the CEO position within the last three years; and

    . No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.
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* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

   Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

   Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

   Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

   Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

   Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

    . If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

    .  If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

   Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

   Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

   Vote AGAINST proposals that provide that directors may be removed only for cause.

   Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

   Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

   Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

   Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

    . Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

       - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

       -  Serves as liaison between the chairman and the independent directors,

       -  Approves information sent to the board,

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       -  Approves meeting agendas for the board,

       - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

       -  Has the authority to call meetings of the independent directors,

       - If requested by major shareholders, ensures that he is available for consultation and direct communication;

    .  Two-thirds independent board;

    .  All-independent key committees;

    .  Established governance guidelines;

    . The company should not have underperformed both its industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the Chairman/CEO position within that time;

    .  The company does not have any problematic governance issues.
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* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

   Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.)

   Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

   Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

   Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD

   Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

    . Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

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    . Effectively disclosed information with respect to this structure to its shareholders;

    . Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

    . The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

   Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center-ISS Position Papers).

PERFORMANCE TEST FOR DIRECTORS

   WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

   One measurement will be a market-based performance metric and three measurements will be tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return
(TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth, and pre-tax operating Return on Invested Capital (ROIC) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

   The table below summarizes the new framework:

METRICS                               BASIS OF EVALUATION WEIGHTING 2/ND/ WEIGHTING
- -------                               ------------------- --------- -------------
OPERATIONAL PERFORMANCE..............                                     50%
5-YEAR AVERAGE PRE-TAX OPERATING ROIC  MANAGEMENT           33.3%
                                       EFFICIENCY IN
                                       DEPLOYING ASSETS
5-YEAR SALES GROWTH..................  TOP-LINE             33.3%
5-YEAR EBITDA GROWTH.................  CORE-EARNINGS        33.3%
                                                            ----
SUB TOTAL............................                        100%
                                                            ====

STOCK PERFORMANCE....................                                     50%
5-YEAR TSR...........................  MARKET
                                                                         ---
TOTAL................................                                    100%
                                                                         ===

   Adopt a two-phased approach. In 2007 (YEAR 1), the worst performers (bottom five percent) within each of the 24 GICS groups will automatically receive cautionary language, except for companies that have already received cautionary language or withhold votes in 2006 under the current policy. The latter may be subject to withhold votes in 2007. For 2008 (YEAR 2), WITHHOLD votes from director nominees if a company continues to

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be in the bottom five percent within its GICS group for that respective year and/or shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.

STOCK OWNERSHIP REQUIREMENTS

   Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

   Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

   Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

   Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

    . Long-term financial performance of the target company relative to its industry;

    .  Management's track record;

    .  Background to the proxy contest;

    .  Qualifications of director nominees (both slates);

    . Strategic plan of dissident slate and quality of critique against management;

    . Likelihood that the proposed goals and objectives can be achieved (both slates);

    .  Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

   Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

   Vote FOR management proposals to adopt confidential voting.

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4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

   Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

   Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

   Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

   Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

    .  Shareholders have approved the adoption of the plan; or

    . The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

   Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

   Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

    .  No lower than a 20% trigger, flip-in or flip-over;

    .  A term of no more than three years;

    . No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

    . Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

   Vote FOR proposals to allow or make easier shareholder action by written consent.

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SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

   Vote AGAINST proposals to require a supermajority shareholder vote.

   Vote FOR proposals to lower supermajority vote requirements.

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5. MERGERS AND CORPORATE RESTRUCTURINGS

OVERALL APPROACH

   For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

    . VALUATION--Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

    . MARKET REACTION--How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

    . STRATEGIC RATIONALE--Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

    . NEGOTIATIONS AND PROCESS--Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

    . CONFLICTS OF INTEREST--Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

    . GOVERNANCE--Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

   Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

   Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

    .  Purchase price;

    .  Fairness opinion;

    .  Financial and strategic benefits;

    .  How the deal was negotiated;

    .  Conflicts of interest;

    .  Other alternatives for the business;

    .  Non-completion risk.

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ASSET SALES

   Vote CASE-BY-CASE on asset sales, considering the following factors:

    .  Impact on the balance sheet/working capital;

    .  Potential elimination of diseconomies;

    .  Anticipated financial and operating benefits;

    .  Anticipated use of funds;

    .  Value received for the asset;

    .  Fairness opinion;

    .  How the deal was negotiated;

    .  Conflicts of interest.

BUNDLED PROPOSALS

   Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

   Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

   Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

   Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

    .  Dilution to existing shareholders' position;

    .  Terms of the offer;

    .  Financial issues;

    .  Management's efforts to pursue other alternatives;

    .  Control issues;

    .  Conflicts of interest.

   Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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FORMATION OF HOLDING COMPANY

   Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

    .  The reasons for the change;

    .  Any financial or tax benefits;

    .  Regulatory benefits;

    .  Increases in capital structure;

    .  Changes to the articles of incorporation or bylaws of the company.

   Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

    . Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

    .  Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

   Vote CASE-BY-CASE on going private transactions, taking into account the following:

    .  Offer price/premium;

    .  Fairness opinion;

    .  How the deal was negotiated;

    .  Conflicts of interest;

    .  Other alternatives/offers considered; and

    .  Non-completion risk.

   Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

    . Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

    .  Cash-out value;

    . Whether the interests of continuing and cashed-out shareholders are balanced; and

    .  The market reaction to public announcement of transaction.

JOINT VENTURES

   Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

    .  Percentage of assets/business contributed;

    .  Percentage ownership;

    .  Financial and strategic benefits;

    .  Governance structure;

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    .  Conflicts of interest;

    .  Other alternatives;

    .  Noncompletion risk.

LIQUIDATIONS

   Vote CASE-BY-CASE on liquidations, taking into account the following:

    .  Management's efforts to pursue other alternatives;

    .  Appraisal value of assets; and

    .  The compensation plan for executives managing the liquidation.

   Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

   Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

   Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

    .  Dilution to existing shareholders' position;

    .  Terms of the offer;

    .  Financial issues;

    .  Management's efforts to pursue other alternatives;

    .  Control issues;

    .  Conflicts of interest.

   Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

   Vote CASE-BY-CASE on spin-offs, considering:

    .  Tax and regulatory advantages;

    .  Planned use of the sale proceeds;

    .  Valuation of spinoff;

    .  Fairness opinion;

    .  Benefits to the parent company;

    .  Conflicts of interest;

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    .  Managerial incentives;

    .  Corporate governance changes;

    .  Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

   Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

    .  Prolonged poor performance with no turnaround in sight;

    .  Signs of entrenched board and management;

    .  Strategic plan in place for improving value;

    .  Likelihood of receiving reasonable value in a sale or dissolution; and

    . Whether company is actively exploring its strategic options, including retaining a financial advisor.

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6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

   Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

   Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

   Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

   Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

   Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

   Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

   Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

   Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

   Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

   Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

   Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

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GREENMAIL

   Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

   Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

   Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

   Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

    .  The reasons for reincorporating;

    .  A comparison of the governance provisions;

    .  Comparative economic benefits; and

    .  A comparison of the jurisdictional laws.

   Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

   Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

   Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

   Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

   Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

   Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

   In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

    .  Rationale;

    . Good performance with respect to peers and index on a five-year total shareholder return basis;

    .  Absence of non-shareholder approved poison pill;

    .  Reasonable equity compensation burn rate;

    .  No non-shareholder approved pay plans; and

    .  Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

   Vote AGAINST proposals to create a new class of common stock with superior voting rights.

   Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

   Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

    . It is intended for financing purposes with minimal or no dilution to current shareholders;

    . It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

   Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

   Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

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PREFERRED STOCK

   Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

   Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

   Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

   Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

   Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

   Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

    .  More simplified capital structure;

    .  Enhanced liquidity;

    .  Fairness of conversion terms;

    .  Impact on voting power and dividends;

    .  Reasons for the reclassification;

    .  Conflicts of interest; and

    .  Other alternatives considered.

REVERSE STOCK SPLITS

   Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

   Vote FOR management proposals to implement a reverse stock split to avoid delisting.

   Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

   Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

   Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

   Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

    .  Adverse governance changes;

    .  Excessive increases in authorized capital stock;

    .  Unfair method of distribution;

    .  Diminution of voting rights;

    .  Adverse conversion features;

    .  Negative impact on stock option plans; and

    .  Alternatives such as spin-off.

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8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

   Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

    .  The total cost of the company's equity plans is unreasonable;

    . The plan expressly permits the repricing of stock options without prior shareholder approval;

    .  There is a disconnect between CEO pay and the company's performance;

    . The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

    .  The plan is a vehicle for poor pay practices.

   Each of these factors is further described below:

COST OF EQUITY PLANS

   Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

   The cost of the equity plans is expressed as Shareholder Value Transfer
(SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

   The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

   Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

   Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

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PAY-FOR PERFORMANCE DISCONNECT

   Generally vote AGAINST plans in which:

    . there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

    .  the main source of the pay increase (over half) is equity-based, and

    .  the CEO is a participant of the equity proposal.

   Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, value of non-equity incentive payouts, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

   WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

   On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

    . The compensation committee has reviewed all components of the CEO's compensation, including the following:

          -  Base salary, bonus, long-term incentives;

          - Accumulative realized and unrealized stock option and restricted stock gains;

          - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

          - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

          - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

    . A tally sheet with all the above components should be disclosed for the following termination scenarios:

          -  Payment if termination occurs within 12 months: $      ;

          -  Payment if "not for cause" termination occurs within 12 months:
             $      ;

          -  Payment if "change of control" termination occurs within 12
             months: $      .

    . The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

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   The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

    . The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options/1/ or performance-accelerated grants./2 /Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

   The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

    . The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

   Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

   However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

   If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

- --------
/1/ Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.
/2/ Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

                             2007 BURN RATE TABLE

                                                       RUSSELL 3000         NON-RUSSELL 3000
                                                  ---------------------- ----------------------
                                                        STANDARD  MEAN +       STANDARD  MEAN +
   GICS     DESCRIPTION                           MEAN  DEVIATION STDEV  MEAN  DEVIATION STDEV
   ----     ------------------------------------- ----- --------- ------ ----- --------- ------
   1010     Energy                                1.37%   0.92%   2.29%  1.76%   2.01%   3.77%
   1510     Materials                             1.23%   0.62%   1.85%  2.21%   2.15%   4.36%
   2010     Capital Goods                         1.60%   0.98%   2.57%  2.34%   1.98%   4.32%
   2020     Commercial Services & Supplies        2.39%   1.42%   3.81%  2.25%   1.93%   4.18%
   2030     Transportation                        1.30%   1.01%   2.31%  1.92%   1.95%   3.86%
   2510     Automobiles & Components              1.93%   0.98%   2.90%  2.37%   2.32%   4.69%
   2520     Consumer Durables & Apparel           1.97%   1.12%   3.09%  2.02%   1.68%   3.70%
   2530     Hotels Restaurants & Leisure          2.22%   1.19%   3.41%  2.29%   1.88%   4.17%
   2540     Media                                 1.78%   0.92%   2.70%  3.26%   2.36%   5.62%
   2550     Retailing                             1.95%   1.10%   3.05%  2.92%   2.21%   5.14%
3010, 3020,
  3030      Food & Staples Retailing              1.66%   1.25%   2.91%  1.90%   2.00%   3.90%
   3510     Health Care Equipment & Services      2.87%   1.32%   4.19%  3.51%   2.31%   5.81%
   3520     Pharmaceuticals & Biotechnology       3.12%   1.38%   4.50%  3.96%   2.89%   6.85%
   4010     Banks                                 1.31%   0.89%   2.20%  1.15%   1.10%   2.25%
   4020     Diversified Financials                2.13%   1.64%   3.76%  4.84%   5.03%   9.87%
   4030     Insurance                             1.34%   0.88%   2.22%  1.60%   1.96%   3.56%
   4040     Real Estate                           1.21%   1.02%   2.23%  1.21%   1.02%   2.23%
   4510     Software & Services                   3.77%   2.05%   5.82%  5.33%   3.13%   8.46%
   4520     Technology Hardware & Equipment       3.05%   1.65%   4.70%  3.58%   2.34%   5.92%
   4530     Semiconductors & Semiconductor Equip. 3.76%   1.64%   5.40%  4.48%   2.46%   6.94%
   5010     Telecommunication Services            1.71%   0.99%   2.70%  2.98%   2.94%   5.92%
   5510     Utilities                             0.84%   0.51%   1.35%  0.84%   0.51%   1.35%

   For companies that grant both full value awards and stock options to their employees, ISS shall apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

                           ANNUAL STOCK PRICE
CHARACTERISTICS                VOLATILITY     PREMIUM
- ---------------            ------------------ --------------------------------------------------
High annual volatility       53% and higher   1 full-value award will count as 1.5 option shares
Moderate annual volatility   25% - 52%        1 full-value award will count as 2.0 option shares
Low annual volatility        Less than 25%    1 full-value award will count as 4.0 option shares

POOR PAY PRACTICES

   Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

   WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes:

    . Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

    . Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);

    . Huge bonus payouts without justifiable performance linkage or proper disclosure;

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    . Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

    . Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

    . New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);

    . Excessive severance provisions (e.g., including excessive change in control payments);

    . Change in control payouts without loss of job or substantial diminution of job duties;

    .  Internal pay disparity;

    .  Options backdating (covered in a separate policy); and

    . Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

   Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

   Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

   Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION

   Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

   On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

    . Director stock ownership guidelines with a minimum of three times the annual cash retainer.

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    .  Vesting schedule or mandatory holding/deferral period:

       - A minimum vesting of three years for stock options or restricted stock; or

       -  Deferred stock payable at the end of a three-year deferral period.

    .  Mix between cash and equity:

       - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

       - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

    . No retirement/benefits and perquisites provided to non-employee directors; and

    . Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

   Vote AGAINST retirement plans for non-employee directors.

   Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

   Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

   Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

    .  Purchase price is at least 85 percent of fair market value;

    .  Offering period is 27 months or less; and

    . The number of shares allocated to the plan is ten percent or less of the outstanding shares.

   Vote AGAINST qualified employee stock purchase plans where any of the following apply:

    .  Purchase price is less than 85 percent of fair market value; or

    .  Offering period is greater than 27 months; or

    . The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

   Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

    . Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

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    . Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

    . Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

    . No discount on the stock price on the date of purchase since there is a company matching contribution.

   Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

   Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

   Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

   Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of
Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

   Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING

   In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

    . Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

    .  Length of time of options backdating;

    .  Size of restatement due to options backdating;

    . Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

    . Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

   Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

    . Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

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    . Rationale for the re-pricing--was the stock price decline beyond management's control?

    .  Is this a value-for-value exchange?

    .  Are surrendered stock options added back to the plan reserve?

    . Option vesting--does the new option vest immediately or is there a black-out period?

    . Term of the option--the term should remain the same as that of the replaced option;

    .  Exercise price--should be set at fair market or a premium to market;

    .  Participants--executive officers and directors should be excluded.

   If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

   In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

   Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

   Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

   Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

   Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS

   One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

   Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

    . Executive officers and non-employee directors are excluded from participating;

    . Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

    . There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

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   Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

   Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS-DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

   Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

   Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

   Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

   Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

   Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION REPRICING

   Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PAY FOR SUPERIOR PERFORMANCE

   Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposals call for:

    . the annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;

    . the long-term equity compensation component of the plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is

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      received only when company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and

    . the plan disclosure should allow shareholders to monitor the correlation between pay and performance.

   Consider the following factors in evaluating this proposal:

    . What aspects of the company's annual and long-term equity incentive programs are performance driven?

    . If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

    . Can shareholders assess the correlation between pay and performance based on the current disclosure?

    . What type of industry and stage of business cycle does the company belong to?

PENSION PLAN INCOME ACCOUNTING

   Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PERFORMANCE-BASED AWARDS

   Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

    . First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

    . Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

   In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

   Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

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   Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

    .  The triggering mechanism should be beyond the control of management;

    . The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

    . Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

   Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

   Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

9. CORPORATE RESPONSIBILITY

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

   Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

    . The company is conducting animal testing programs that are unnecessary or not required by regulation;

    . The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

    . The company has been the subject of recent, significant controversy related to its testing programs.

   Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

    . The company has already published a set of animal welfare standards and monitors compliance;

    . The company's standards are comparable to or better than those of peer firms; and

    . There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

   Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

   Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

    .  The existing level of disclosure on pricing policies;

    .  Deviation from established industry pricing norms;

    . The company's existing initiatives to provide its products to needy consumers;

    .  Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION

   Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

   Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS

   Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

   Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

    . The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

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    . The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

    . Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

    . Any voluntary labeling initiatives undertaken or considered by the company.

   Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

    . The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

    . The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

    . The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

   Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

   Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

   Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

   Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

    . The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

    . The company's existing healthcare policies, including benefits and healthcare access for local workers;

    .  Company donations to healthcare providers operating in the region.

   Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

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PREDATORY LENDING

   Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

    . Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

    . Whether the company has adequately disclosed the financial risks of its subprime business;

    . Whether the company has been subject to violations of lending laws or serious lending controversies;

    .  Peer companies' policies to prevent abusive lending practices.

TOBACCO

   Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

   Second-hand smoke:

    .  Whether the company complies with all local ordinances and regulations;

    . The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

    .  The risk of any health-related liabilities.

   Advertising to youth:

    . Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

    .  Whether the company has gone as far as peers in restricting advertising;

    . Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

    .  Whether restrictions on marketing to youth extend to foreign countries.

   Cease production of tobacco-related products or avoid selling products to tobacco companies:

    .  The percentage of the company's business affected;

    . The economic loss of eliminating the business versus any potential tobacco-related liabilities.

   Spin-off tobacco-related businesses:

    .  The percentage of the company's business affected;

    .  The feasibility of a spin-off;

    .  Potential future liabilities related to the company's tobacco business.

   Stronger product warnings:

   Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

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   Investment in tobacco stocks:

   Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

TOXIC CHEMICALS

   Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

   Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

    .  Current regulations in the markets in which the company operates;

    . Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

    .  The current level of disclosure on this topic.

   Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

   Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

    . New legislation is adopted allowing development and drilling in the ANWR region;

    .  The company intends to pursue operations in the ANWR; and

    . The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

   Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

    . The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

    . The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

    . Environmentally conscious practices of peer companies, including endorsement of CERES;

    .  Costs of membership and implementation.

CLIMATE CHANGE

   In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

    . The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

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    . The company's level of disclosure is comparable to or better than information provided by industry peers; and

    . There are no significant fines, penalties, or litigation associated with the company's environmental performance.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

   Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

    . The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

    .  The company does not directly source from CAFOs.

ENVIRONMENTAL-ECONOMIC RISK REPORT

   Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

    .  The feasibility of financially quantifying environmental risk factors;

    . The company's compliance with applicable legislation and/or regulations regarding environmental performance;

    .  The costs associated with implementing improved standards;

    . The potential costs associated with remediation resulting from poor environmental performance; and

    . The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

   Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

   Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

   Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE

   Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

    .  The company does not maintain operations in Kyoto signatory markets;

    . The company already evaluates and substantially discloses such information; or,

    . Greenhouse gas emissions do not significantly impact the company's core businesses.

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LAND USE

   Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY

   Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

    . The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

    . The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

    . The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS

   Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

    . The company does not currently have operations or plans to develop operations in these protected regions; or,

    . The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

   Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

    .  The nature of the company's business and the percentage affected;

    .  The extent that peer companies are recycling;

    .  The timetable prescribed by the proposal;

    .  The costs and methods of implementation;

    . Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

   In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

   Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

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SUSTAINABILITY REPORT

   Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

    . The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

    . The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS

   Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

    . The company is in compliance with laws governing corporate political activities; and

    . The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

   Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

   Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

    . Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

    .  The public availability of a policy on political contributions.

   Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

   Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

   Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

DISCLOSURE OF LOBBYING EXPENDITURES/INITIATIVES

   Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company's business operations.

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LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

   Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

    .  The relevance of the issue to be linked to pay;

    . The degree that social performance is already included in the company's pay structure and disclosed;

    . The degree that social performance is used by peer companies in setting pay;

    . Violations or complaints filed against the company relating to the particular social performance measure;

    . Artificial limits sought by the proposal, such as freezing or capping executive pay

    .  Independence of the compensation committee;

    .  Current company pay levels.

OUTSOURCING/OFFSHORING

   Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

    .  Risks associated with certain international markets;

    .  The utility of such a report to shareholders;

    . The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

   Vote AGAINST proposals to implement the China Principles unless:

    . There are serious controversies surrounding the company's China operations; and

    . The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

   Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

    .  The nature and amount of company business in that country;

    .  The company's workplace code of conduct;

    .  Proprietary and confidential information involved;

    .  Company compliance with U.S. regulations on investing in the country;

    .  Level of peer company involvement in the country.

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INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

   Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

    . The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

    .  Agreements with foreign suppliers to meet certain workplace standards;

    .  Whether company and vendor facilities are monitored and how;

    .  Company participation in fair labor organizations;

    .  Type of business;

    .  Proportion of business conducted overseas;

    .  Countries of operation with known human rights abuses;

    . Whether the company has been recently involved in significant labor and human rights controversies or violations;

    .  Peer company standards and practices;

    .  Union presence in company's international factories.

   Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

    . The company does not operate in countries with significant human rights violations;

    .  The company has no recent human rights controversies or violations; or

    . The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

   Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

    .  Company compliance with or violations of the Fair Employment Act of 1989;

    . Company antidiscrimination policies that already exceed the legal requirements;

    .  The cost and feasibility of adopting all nine principles;

    . The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

    .  The potential for charges of reverse discrimination;

    . The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

    .  The level of the company's investment in Northern Ireland;

    .  The number of company employees in Northern Ireland;

    .  The degree that industry peers have adopted the MacBride Principles;

    . Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

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MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

   Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

   Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

    .  Whether the company has in the past manufactured landmine components;

    .  Whether the company's peers have renounced future production.

   Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

    .  What weapons classifications the proponent views as cluster bombs;

    . Whether the company currently or in the past has manufactured cluster bombs or their components;

    .  The percentage of revenue derived from cluster bomb manufacture;

    .  Whether the company's peers have renounced future production.

NUCLEAR WEAPONS

   Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

   Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

    . The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

    .  Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION

   Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

    .  The information is already publicly available; or

    .  The disclosures sought could compromise proprietary information.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

WORKPLACE DIVERSITY

BOARD DIVERSITY

   Generally vote FOR reports on the company's efforts to diversify the board, unless:

    . The board composition is reasonably inclusive in relation to companies of similar size and business; or

    . The board already reports on its nominating procedures and diversity initiatives.

   Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

   Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

    .  The degree of board diversity;

    .  Comparison with peer companies;

    .  Established process for improving board diversity;

    .  Existence of independent nominating committee;

    .  Use of outside search firm;

    .  History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

   Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

    .  The company has well-documented equal opportunity programs;

    . The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

    .  The company has no recent EEO-related violations or litigation.

   Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

   Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

    .  The composition of senior management and the board is fairly inclusive;

    . The company has well-documented programs addressing diversity initiatives and leadership development;

    . The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

    . The company has had no recent, significant EEO-related violations or litigation.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

SEXUAL ORIENTATION

   Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

   Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

   Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

   Vote CASE-BY-CASE on conversion proposals, considering the following factors:

    .  Past performance as a closed-end fund;

    .  Market in which the fund invests;

    .  Measures taken by the board to address the discount; and

    . Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

   Vote CASE-BY-CASE on proxy contests, considering the following factors:

    .  Past performance relative to its peers;

    .  Market in which fund invests;

    .  Measures taken by the board to address the issues;

    . Past shareholder activism, board activity, and votes on related proposals;

    .  Strategy of the incumbents versus the dissidents;

    .  Independence of directors;

    .  Experience and skills of director candidates;

    .  Governance profile of the company;

    .  Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

   Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

    .  Proposed and current fee schedules;

    .  Fund category/investment objective;

    .  Performance benchmarks;

    .  Share price performance as compared with peers;

    .  Resulting fees relative to peers;

    .  Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

   Vote FOR the establishment of new classes or series of shares.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

PREFERRED STOCK PROPOSALS

   Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

    .  Stated specific financing purpose;

    .  Possible dilution for common shares;

    .  Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

   Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

    .  Potential competitiveness;

    .  Regulatory developments;

    .  Current and potential returns; and

    .  Current and potential risk.

   Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

   Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

    .  The fund's target investments;

    .  The reasons given by the fund for the change; and

    .  The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

   Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

   Vote CASE-BY-CASE on name change proposals, considering the following factors:

    .  Political/economic changes in the target market;

    .  Consolidation in the target market; and

    .  Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

   Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

    .  Potential competitiveness;

    .  Current and potential returns;

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

    .  Risk of concentration;

    .  Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

   Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

    .  Strategies employed to salvage the company;

    .  The fund's past performance;

    .  The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

   Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

    .  The degree of change implied by the proposal;

    .  The efficiencies that could result;

    .  The state of incorporation;

    .  Regulatory standards and implications.

   Vote AGAINST any of the following changes:

    . Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

    . Removal of shareholder approval requirement for amendments to the new declaration of trust;

    . Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

    . Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

    . Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

    . Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

   Vote CASE-BY-CASE on re-incorporations, considering the following factors:

    .  Regulations of both states;

    .  Required fundamental policies of both states;

    .  The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

   Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

DISTRIBUTION AGREEMENTS

   Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

    .  Fees charged to comparably sized funds with similar objectives;

    .  The proposed distributor's reputation and past performance;

    .  The competitiveness of the fund in the industry;

    .  The terms of the agreement.

MASTER-FEEDER STRUCTURE

   Vote FOR the establishment of a master-feeder structure.

MERGERS

   Vote CASE-BY-CASE on merger proposals, considering the following factors:

    .  Resulting fee structure;

    .  Performance of both funds;

    .  Continuity of management personnel;

    .  Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

   Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

   Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

   Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

    .  Performance of the fund's Net Asset Value (NAV);

    .  The fund's history of shareholder relations;

    .  The performance of other funds under the advisor's management.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

                            Harris Associates L.P.

               PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES
- -----------------------------------------------------------------------------

I. PROXY VOTING POLICY

   Harris Associates L.P. ("Harris", "the Firm" or "we") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

   The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted.

   In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

   Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

II. VOTING GUIDELINES

   The following guidelines are grouped according to the types of proposals generally presented to shareholders.

BOARD OF DIRECTORS ISSUES

   Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

    1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

         Approved by the Proxy Voting Committee on February 11th, 2008

                            Harris Associates L.P.


    2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

    3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

    4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

    5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

    6. Harris will normally vote in favor of cumulative voting for directors.

AUDITORS

   Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

    1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

    2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

    3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

EQUITY BASED COMPENSATION PLANS

   Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

    1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

    2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

    3. Harris will normally vote in favor of proposals to require expensing of options.

    4. Harris will normally vote against proposals to permit repricing of underwater options.

    5. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

    6. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

   Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

    1. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

         Approved by the Proxy Voting Committee on February 11th, 2008

                            Harris Associates L.P.


    2. Harris will normally vote against proposals creating or expanding supermajority voting rights.

    3. Harris will normally vote against the adoption of poison pill plans.

    4. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

    5. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

    6. Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

    7. Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

    8. Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

    9. Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

ROUTINE CORPORATE MATTERS

   Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Investor Services ("ISS"), the Firm's proxy voting service provider, opposes the issuer's management on the routine matter, the proposal will be submitted to the Proxy Committee for determination.

SOCIAL RESPONSIBILITY ISSUES

   Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

CERTAIN OTHER ISSUES

   Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Committee will provide the list to research analysts and the Proxy Administrator.

III. VOTING SHARES OF FOREIGN ISSUERS

   Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign

         Approved by the Proxy Voting Committee on February 11th, 2008

                            Harris Associates L.P.

issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.

   In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV. CONFLICTS OF INTEREST

   The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer;
(ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (E.G., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (E.G., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

   Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Chief Compliance Officer and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

V. VOTING PROCEDURES

   The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

   PROXY VOTING COMMITTEE. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment

         Approved by the Proxy Voting Committee on February 11th, 2008

                            Harris Associates L.P.

professionals: one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed in writing by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

   PROXY ADMINISTRATOR. The Proxy Administrator is an employee of Harris reporting to the Chief Compliance Officer and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

   PROXY VOTING SERVICE PROVIDER. Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

   VOTING DECISIONS. As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm's research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS's recommended vote, if any, to the Proxy Committee, which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS's recommended vote to the Proxy Committee, which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Committee, which makes a voting decision by majority vote. That Proxy Committee decision is reflected in the electronic ballot.

   In the case where securities that are not on the Firm's Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm's guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.

   In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

   VOTING BALLOTS. For shares held in The Oakmark Funds and other client accounts, the MIS Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any

         Approved by the Proxy Voting Committee on February 11th, 2008

                            Harris Associates L.P.

discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

   RECORDKEEPING AND REPORTING. Much of Harris' recordkeeping and reporting is maintained electronically on ISS's systems. In the event that records are not held electronically within ISS's system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30/th/ on The Oakmark Funds website.

         Approved by the Proxy Voting Committee on February 11th, 2008

SECTION 10_1000

                     PROXY VOTING POLICIES AND PROCEDURES

                               AS OF MAY 1, 2007

   Proxy voting is an important right of shareholders, and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities ("Clarion") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

   It will be the responsibility of the Compliance Officer to keep a record of each proxy received, forward the proxy to the appropriate analyst, and determine which accounts managed by Clarion hold the security to which the proxy relates. Additionally, the Compliance Officer will provide Clarion's proxy voting agent, Institutional Shareholder Services ("ISS"), with a list of accounts that hold the security, together with the number of votes each account controls, and will coordinate with ISS and the analyst to ensure the vote decision is processed in a timely fashion. The Compliance Officer will monitor ISS to assure that all proxies are being properly voted and appropriate records are being retained. ISS retains a copy of each proxy statement that ISS receives on Clarion's behalf, and these statements will be available to Clarion upon request. Additionally, Clarion will rely on ISS to retain a copy of the votes cast, also available to Clarion upon request.

   In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion. If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

   The Compliance Officer will maintain files relating to Clarion's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. These files will include (1) copies of the proxy voting policies and procedures and any amendments thereto, (2) a copy of any document Clarion created that was material to making a decision how to vote proxies or that memorializes that decision, and (3) a copy of each written client request for information on how Clarion voted such client's proxies and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

   Clients may contact the Chief Compliance Officer, William Zitelli, via e-mail at william.zitelli@ingclarion.com, or telephone (610) 995-8935, to obtain a copy of these policies and procedures or to request information on such client's proxies. A written response will list, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon, and (3) how Clarion voted the client's proxy.

                         JANUS CAPITAL MANAGEMENT LLC

                            Proxy Voting Procedures
                                 February 2008

   The following represents the procedures for Janus Capital Management LLC ("Janus") with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

   GENERAL POLICY. Janus votes proxies in the best interest of its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service (as hereinafter defined)). Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Janus Capital Management LLC Proxy Voting Guidelines ("Guidelines"); 2) the recommendations of The Risk Metrics Group, formerly known as Institutional Shareholder Services (the "Proxy Voting Service"); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

   ERISA PLAN POLICY. On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

   PROXY VOTING COMMITTEE. The Janus Proxy Voting Committee (the "Committee") develops Janus' positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Committee establishes its recommendations, they are distributed to Janus' portfolio managers/1/ for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Guidelines. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document the reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus' proxy voting process, policies and voting records.

   INVESTMENT ACCOUNTING GROUP. The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures and the Guidelines. The Proxy Administrator in the Investment Accounting Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.


- --------
/1/  All references to portfolio managers include assistant portfolio managers.

   VOTING AND USE OF PROXY VOTING SERVICE. Janus has engaged an independent proxy voting service, the Proxy Voting Service, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

   To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

   The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

   PROCEDURES FOR PROXY ISSUES OUTSIDE THE GUIDELINES. In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager's voting recommendation. If the Committee believes a conflict exists and that the portfolio manager's voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

   PROCEDURES FOR VOTING JANUS "FUND OF FUNDS". Janus advises certain portfolios or "fund of funds" that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also know as "echo-voting").

   CONFLICTS OF INTEREST. The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager's voting rationale appears reasonable and no material conflict exists.

   A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company's management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager's rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

   If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

   REPORTING AND RECORD RETENTION. Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client's account. On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30/th/ on Janus' website.

   Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus Guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

February 2008

                         JANUS CAPITAL MANAGEMENT LLC
                            PROXY VOTING GUIDELINES

   The Janus Proxy Voting Guidelines (the "Guidelines") below summarize Janus Capital Management LLC's ("Janus") positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the "Procedures"), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client's account pursuant to: 1) the Guidelines; 2) the recommendations of the Risk Metrics Group, formerly known as Institutional Shareholder Services (the "Proxy Voting Service"); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

   Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service's expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

   The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus' clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

   In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company's stock within a given period of time on or around the shareholder meeting date. This practice is known as "share blocking." In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

   The Janus funds participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

   In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

   The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

   The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

    1. For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority independent director.

    2. After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

    . attend less than 75% of the board and committee meetings without a valid excuse;

    . ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

    . are non-independent directors and sit on the audit, compensation or nominating committees;

    . are non-independent directors and the board does not have an audit, compensation, or nominating committees;

    . are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

    . are audit committee members and the company has been deemed to have serious material weaknesses in its internal controls (as determined by the Proxy Voting Service);

    . serve as directors on an excessive number of boards ("Overboarded") (as determined by the Proxy Voting Service); or

    . are compensation committee members and the company has poor compensation practices (as determined by the Proxy Voting Service).

    3. Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis./*/

    4. Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

    5. Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

    6. Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

    7. If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

    8. Janus will generally vote against proposals advocating classified or staggered boards of directors.

    9. Janus will generally vote with management regarding proposals to declassify a board.

    10. Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

    11. Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

    12. Janus will evaluate proposals relating to contested auditors on a case-by-case basis./*/

    13. Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

   Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

   Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify factors that demonstrate good stewardship of investors' interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

   In addition, Janus will generally oppose plans that:

    .  provide for re-pricing of underwater options;

    .  provide for automatic replenishment ("evergreen") or reload options;

    . create an inconsistent relationship between long term share performance and compensation increases; and/or

    . are proposed by management and do not demonstrate good stewardship of investors' interests regarding executive compensation (as determined by the Proxy Voting Service).

Other Compensation Related Proposals

    14. Janus will generally vote in favor of proposals relating to ESPPs--so long as shares purchased through plans are priced no less than 15% below market value.

    15. Janus will generally vote in favor of proposals requiring the expensing of options.

    16. Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

    17. Janus will generally oppose proposals regarding the re-pricing of underwater options.

    18. Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

    19. Janus will generally oppose proposals requesting approval of automatic share replenishment ("evergreen") features of equity based compensation plans.

    20. Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

    21. Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

    22. Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

    . The parachute should be less attractive than an ongoing employment opportunity with the firm;

    .  The triggering mechanism should be beyond the control of management; and

    . The amount should not exceed three times base salary plus guaranteed benefits.

    23. Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

    . requiring executive officers and directors to hold a minimum amount of stock in the company;

    . requiring stock acquired through exercised options to be held for a certain period of time; and

    .  using restricted stock grants instead of options.

Other Corporate Matters

    24. Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

    25. Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

    26. Janus will generally oppose proposals for different classes of stock with different voting rights.

    27. Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service./*/

    28. Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes "poison pills").

    29. Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

    30. Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis./*/

    31. Janus will generally vote in favor of proposals regarding the authorization of the issuer's Board of Directors to repurchase shares.

    32. Janus will evaluate plans of reorganization on a case-by-case basis./*/

    33. Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

    34. Janus will generally vote in favor of proposals regarding changes in company name.

    35. Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis./*/

    36. Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis./*/

    37. Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued ("blank check stock").

    38. Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

    39. Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

    40. Janus will generally vote in favor of proposals to require that voting be confidential.

    41. Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

    42. Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

    43. Janus will vote against proposals to approve "other business" when it appears as voting item.

Shareholder Proposals

   Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company's short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

    44. Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

    45. For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

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* All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

                            PROXY VOTING POLICY OF
                          LAZARD ASSET MANAGEMENT LLC

A. INTRODUCTION

   As a fiduciary, Lazard Asset Management LLC ("Lazard") is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interest, and within the framework of this Proxy Voting Policy (the "Policy"). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

   Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard's policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

   This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B. RESPONSIBILITY TO VOTE PROXIES

   Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C. GENERAL ADMINISTRATION

   1. OVERVIEW

   Lazard's proxy voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to Lazard's Chief Operations Officer. Oversight of the process is provided by Lazard's Legal/Compliance Department and by a Proxy Committee currently consisting of Michael Powers, Managing Director and a Portfolio Manager for Lazard's international equity products, Richard Tutino, Managing Director and a Portfolio Manager for Lazard's U.S. equity products, Mark Little, Director and European Portfolio Manager, and Melissa Cook, Managing Director and Lazard's Global Head of Research. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the "Approved Guidelines"), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard's General Counsel or Chief Compliance Officer. A representative of Lazard's Legal/Compliance Department must be present at all Proxy Committee meetings.

   2. ROLE OF THIRD PARTIES

   To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

   ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities of Lazard's clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS's analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

   3. VOTING PROCESS

   Lazard's Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

   Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, "Portfolio Management") is essential. Portfolio Management is, in Lazard's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer's shares. Consequently, the Manager of ProxyOps seeks Portfolio Management's recommendation on how to vote all such proposals.

   In seeking Portfolio Management's recommendation, the Manager of ProxyOps provides ISS's recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management's recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard's Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management's recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard's vote.

   ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS's recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D. SPECIFIC PROXY ITEMS

   Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

   1. ROUTINE ITEMS

   Lazard generally votes routine items as recommended by the issuer's management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

    .  routine election or re-election of Directors;

    . appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

    .  issues relating to the timing or conduct of annual meetings; and

    .  name changes.

   2. CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS MATTERS

   Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

       A. BOARD OF DIRECTOR AND ITS COMMITTEES

   Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's Board of Directors. Lazard believes that in most instances, the Board and the issuer's management are in the best position to make the determination how to best increase the Board's effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

       . FOR the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

       . FOR a requirement that a substantial majority (e.g. 2/3) of a US or UK company's Directors be independent;

       . ON A CASE-BY-CASE BASIS regarding the election of Directors where the Board does not have independent "key committees" or sufficient independence;

       . FOR proposals that the Board's committees be comprised solely of independent Directors or consist of a majority of independent directors;

       . FOR proposals to limit Directors' liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, UNLESS doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is ON A CASE-BY-CASE BASIS;

       . FOR proposals seeking to de-classify a Board and AGAINST proposals seeking to classify a Board;

       . ON A CASE-BY-CASE BASIS on all proposals relating to cumulative voting;

       . AGAINST shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and ON A CASE-BY-CASE BASIS regarding the establishment of shareholder advisory committees.

       . AGAINST shareholder proposals seeking union or special-interest representation on the Board;

       . AGAINST shareholder proposals seeking to establish term limits or age limits for Directors;

       . ON A CASE-BY-CASE BASIS on shareholder proposals seeking to require that the issuer's Chairman and Chief Executive Officer be different individuals;

       . AGAINST shareholder proposals seeking to establish Director stock-ownership requirements; and

       . AGAINST shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

       B. ANTI-TAKEOVER MEASURES

   Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares. Consequently, Lazard has adopted Approved Guidelines to vote:

       . AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

       . ON A CASE-BY-CASE BASIS regarding shareholder rights plans (also known as "poison pill plans") and FOR proposals seeking to require all poison pill plans be submitted to shareholder vote;

       . AGAINST proposals seeking to adopt fair price provisions and FOR proposals seeking to rescind them;

       .  AGAINST "blank check" preferred stock; and

       . ON A CASE-BY-CASE BASIS regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions.

       C. CONDUCT OF SHAREHOLDER MEETINGS

   Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

       .  AGAINST proposals to adjourn meetings;

       . AGAINST proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

       .  FOR proposals providing for confidential voting;

       . AGAINST efforts to eliminate or restrict right of shareholders to act by written consent;

       . AGAINST proposals to adopt supermajority vote requirements, or increase vote requirements, and

       .  ON A CASE-BY-CASE BASIS on changes to quorum requirements.

   3. CHANGES TO CAPITAL STRUCTURE

   Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

       . FOR management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

       .  FOR stock splits and reverse stock splits;

       . ON A CASE-BY-CASE BASIS on matters affecting shareholder rights, such as amending votes-per-share;

       . ON A CASE-BY-CASE BASIS on management proposals to issue a new class of common or preferred shares;

       . FOR management proposals to adopt or amend dividend reinvestment plans;

       . AGAINST changes in capital structure designed to be used in poison pill plans; and

       . ON A CASE-BY-CASE BASIS on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

   4. STOCK OPTION PLANS AND OTHER EXECUTIVE COMPENSATION ISSUES

   Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

       .  ON A CASE-BY-CASE BASIS regarding all stock option plans;

       . AGAINST restricted stock plans that do not involve any performance criteria;

       .  FOR employee stock purchase plans;

       .  ON A CASE-BY-CASE BASIS for stock appreciation rights plans;

       .  FOR deferred compensation plans;

       .  AGAINST proposals to approve executive loans to exercise options;

       .  AGAINST proposals to re-price underwater options;

       . ON A CASE-BY-CASE BASIS regarding shareholder proposals to eliminate or restrict severance agreements, and FOR proposals to submit severance agreements to shareholders for approval; and

       . AGAINST proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

   5. MERGERS AND OTHER SIGNIFICANT TRANSACTIONS

   Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on each of these transactions ON A CASE-BY-CASE BASIS.

   6. SOCIAL AND POLITICAL ISSUES

   Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its Board of Directors.

   Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote ON A CASE-BY-CASE BASIS for most social and political issue proposals. Lazard will generally vote FOR the approval of anti-discrimination policies.

E. VOTING NON-U.S. SECURITIES

   Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F. CONFLICTS OF INTEREST

   1. OVERVIEW

   Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

   Potential conflicts of interest are inherent in Lazard's organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

    . Lazard Freres & Co. LLC ("LF&Co."), Lazard's parent and a registered broker-dealer, or an investment banking affiliate has an investment banking relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

    . Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

    . Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

    . A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

   2. GENERAL POLICY AND CONSEQUENCES OF VIOLATIONS

   All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates.

   PROXYOPS IS RESPONSIBLE FOR ALL PROXY VOTING IN ACCORDANCE WITH THIS POLICY AFTER CONSULTING WITH THE APPROPRIATE MEMBER OR MEMBERS OF PORTFOLIO MANAGEMENT, THE PROXY COMMITTEE AND/OR THE LEGAL AND COMPLIANCE DEPARTMENT. NO OTHER MANAGING DIRECTORS, OFFICERS OR EMPLOYEES OF LAZARD, LF&CO. OR THEIR AFFILIATES MAY INFLUENCE OR ATTEMPT TO INFLUENCE THE VOTE ON ANY PROPOSAL. DOING SO WILL BE A VIOLATION OF THIS POLICY. ANY COMMUNICATION BETWEEN A MANAGING DIRECTOR, OFFICER OR EMPLOYEE OF LF&CO. AND A MANAGING DIRECTOR, OFFICER OR EMPLOYEE OF LAZARD TRYING TO INFLUENCE HOW A PROPOSAL SHOULD BE VOTED IS PROHIBITED, AND IS A VIOLATION OF THIS POLICY. VIOLATIONS OF THIS POLICY COULD RESULT IN DISCIPLINARY ACTION, INCLUDING LETTER OF CENSURE, FINE OR SUSPENSION, OR TERMINATION OF EMPLOYMENT. ANY SUCH CONDUCT MAY ALSO VIOLATE STATE AND FEDERAL SECURITIES AND OTHER LAWS, AS WELL AS LAZARD'S CLIENT AGREEMENTS, WHICH COULD RESULT IN SEVERE CIVIL AND CRIMINAL PENALTIES BEING IMPOSED, INCLUDING THE VIOLATOR BEING PROHIBITED FROM EVER WORKING FOR ANY ORGANIZATION ENGAGED IN A SECURITIES BUSINESS.

   EVERY MANAGING DIRECTOR, OFFICER AND EMPLOYEE OF LAZARD WHO PARTICIPATES IN ANY WAY IN THE DECISION-MAKING PROCESS REGARDING PROXY VOTING IS RESPONSIBLE FOR CONSIDERING WHETHER THEY HAVE A CONFLICTING INTEREST OR THE APPEARANCE OF A CONFLICTING INTEREST ON ANY PROPOSAL. A CONFLICT COULD ARISE, FOR EXAMPLE, IF A MANAGING DIRECTOR, OFFICER OR EMPLOYEE HAS A FAMILY MEMBER WHO IS AN OFFICER OF THE ISSUER OR OWNS SECURITIES OF THE ISSUER. IF A MANAGING DIRECTOR, OFFICER OR EMPLOYEE BELIEVES SUCH A CONFLICT EXISTS OR MAY APPEAR TO EXIST, HE OR SHE SHOULD NOTIFY THE CHIEF COMPLIANCE OFFICER IMMEDIATELY AND, UNLESS DETERMINED OTHERWISE, SHOULD NOT CONTINUE TO PARTICIPATE IN THE DECISION-MAKING PROCESS.

   3. MONITORING FOR CONFLICTS AND VOTING WHEN A MATERIAL CONFLICT EXISTS

   Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

       A. WHERE APPROVED GUIDELINE IS FOR OR AGAINST

   Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

   If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is "material" will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

   If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

       B. WHERE APPROVED GUIDELINE IS CASE-BY-CASE

   In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard's Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

   If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS's Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

G. REVIEW OF POLICY

   The Proxy Committee will review this Policy at least semi-annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel or Chief Compliance Officer.

[LOGO]

                    BATTERYMARCH FINANCIAL MANAGEMENT, INC.
                     PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

   Batterymarch's primary focus and responsibility is to preserve and enhance its clients' investment returns. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe this will result in increased value for shareholders.

   Batterymarch has adopted and implemented the following policies and procedures, which we believe are reasonably designed to ensure that Batterymarch's votes are cast in a consistent manner that place our clients' interests first.

   Batterymarch's Proxy Voting Philosophy and Guidelines are an integral part of this document.

VOTING AND MONITORING RESPONSIBILITY

   Batterymarch's Compliance Department is responsible for managing and monitoring proxy voting operations. Batterymarch has retained Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, to provide day-to-day proxy voting services, including, but not limited to, obtaining information from clients' custodians, reconciling proxy ballots, providing vote recommendations, voting, recordkeeping and reporting. Batterymarch's compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch's fiduciary obligations are met.

VOTING AUTHORITY

   Batterymarch assumes voting authority for all client accounts unless a client's Investment Management Agreement explicitly states otherwise.

HOW PROXIES ARE VOTED

   Batterymarch's policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services ("PVS"), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.

   Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines. In such cases, provided that Batterymarch's Compliance Department does not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS's proxy voting guidelines, Batterymarch will override the voting recommendation of ISS.

   Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch's policy regarding when it may not vote proxies is described below.

CONFLICTS OF INTEREST

   Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch's employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch's clients. With the ability to influence the outcome of a corporation's shareholders meeting comes the responsibility to prevent potential conflicts of interest from affecting the way we cast our votes. Batterymarch attempts to minimize material conflicts of interest by using pre-determined voting guidelines and by obtaining vote recommendations from ISS.

   If one or more members of Batterymarch's investment teams believe that it will be in the best interests of clients to vote in contradiction with ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines, Batterymarch's Compliance Department will be responsible for identifying whether any proxy voting proposals present a conflict of interest. If such a proposal is identified, Batterymarch's compliance personnel will decide whether it presents a material conflict of interest.

   If a conflict of interest is identified, proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

   If Batterymarch's Compliance Department determines that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either the recommendations of (a) ISS, (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself, or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proposal or proxy, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.

WHEN BATTERYMARCH MAY NOT VOTE

   Batterymarch generally does not vote proxies when it determines that the cost of voting outweighs the benefit of doing so. Voting in foreign markets typically incurs higher costs than voting in the U.S. Among the various costs associated with voting foreign shares are fees for translating meeting materials, custody fees, and charges for obtaining power of attorney documents. We have identified the most significant potential cost as the loss of liquidity connected with voting in share blocking markets.

   In share blocking markets, regulations designed to establish eligibility for voting require that shares be blocked from trading for a period of time before and/or after a shareholder meeting. During the blocking period, any pending trades in blocked shares will not settle. Depending on the market, this period can last from one day to several weeks, assuming a quorum is achieved. If the first call for a meeting fails to meet quorum, it may be necessary to conduct a second or even third call, thereby extending the blocking period. If a sale of blocked shares must be executed to satisfy a client redemption request or is otherwise deemed desirable by Batterymarch, it will settle late and potentially be subject to interest charges or other punitive fees or practices such as automatic buy-in procedures.

   Because of these inherent risks, we have decided not to vote in markets where share blocking is practiced, unless we determine that a particular proposal or series of proposals is likely to represent a substantial increase in shareholder value and/or rights. This decision will be based on the determination of Batterymarch's investment personnel.

   ISS sends a periodic report of securities with upcoming meetings in share blocking markets. This report details the type of meeting, the market and the blocking period. Batterymarch's Compliance Department monitors these upcoming meetings, consults with Batterymarch investment team members responsible for investing in each market and arrives at a decision on whether or not to vote.

RECORDKEEPING AND REPORTING

   ISS maintains complete records of all votes cast on behalf of each of Batterymarch's client accounts, including the number of shares held, meeting date, type of meeting, management recommendation, and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

REQUESTS TO OBTAIN PROXY VOTING INFORMATION

   Batterymarch provides proxy voting summary reports to clients for whom we exercise voting responsibility on an annual basis or more frequently, subject to such clients' reporting requirements. Batterymarch is able to provide such reporting either electronically or in hard copy format. Batterymarch also provides a copy of its proxy voting guidelines to clients upon request.

   A log of client requests for proxy voting information and details on the fulfillment of those requests is maintained by Batterymarch's Compliance Department.

   Client requests for obtaining information about Batterymarch's proxy voting guidelines or information about how Batterymarch voted client securities, if applicable, can be obtained by contacting Batterymarch:

By mail

Batterymarch Financial Management, Inc.
Attention: Compliance Department
John Hancock Tower
200 Clarendon Street, 49/th/ Floor
Boston, Massachusetts 02116
USA

By telephone

(617) 266-8300

                                 PROXY VOTING

   The Firm will exercise its proxy voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. The Firm recognizes that proxy voting is a valuable right of company shareholders and believes that shareholders are best served by a voting process guided by the principles of preserving and expanding the power of shareholders in areas of corporate governance and allowing responsible management teams to run businesses.

PROCEDURES

Oversight of Principles and Procedures

   The Firm's Chief Investment Officer has full authority to determine the Firm's proxy voting principles and procedures and vote proxies on behalf of the Firm's clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to the Firm's Proxy Officers and the Legal and Compliance Department. The Firm will periodically review its existing principles and procedures in light of the Firm's duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

   The Firm recognizes proxy voting as a valuable right of company shareholders. Generally speaking, the Firm will vote all proxies it receives. However, the Firm may refrain from voting in certain circumstances. For instance, the Firm generally intends to refrain from voting a proxy if the company's shares are no longer held by the Firm's clients at the time of the meeting. Additionally, the Firm may refrain from voting a proxy if the Firm concludes the potential impact on shareholders' interests is insignificant while the cost associated with analyzing and voting the proxy may be significant. If the Proxy Administration Officer confirms that shares of a security are on loan as of the record date of the meeting for which a proxy is received, the Firm will be unable to vote those shares for the client. As a general matter, the Firm discourages its clients from loaning the securities the Firm manages.

Proxy Administration

   The Firm will instruct each client custodian to forward proxy materials to the vendor engaged by the Firm to electronically receive ballots and transmit the Firm's proxy votes, as well as to maintain proxy voting receipts and records (the "Proxy Administration Vendor"). New client custodians will be notified at account inception of their responsibility to deliver proxy materials to the Firm's Proxy Administration Vendor.

COMPLIANCE REVIEW

   A Compliance Officer will review the pending proxies and identify any potential conflicts between the Firm, or its employees, and the Firm's clients.

IDENTIFYING CONFLICTS

   In identifying conflicts of interest, a Compliance Officer will review the following issues:

      (i) Whether there are any business or personal relationships between the Firm, or an employee of the Firm, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of the Firm's clients;

      (ii) Whether the Firm has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and;

      (iii) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive that has the potential to influence the manner in which the Proxy Officer votes the shares.

ASSESSING MATERIALITY

   If it is determined that a conflict exists, the conflict will be deemed to be material if the Compliance Officer determines, in the exercise of reasonable judgment, that the conflict is likely to have an impact on the manner in which the subject shares are voted.

   If the Compliance Officer determines that the conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

   If the Compliance Officer determines that the conflict may be material, the following steps will be taken:

      (i) The Compliance Officer will consult with representatives of the Firm's senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

      (ii) After the determination is made, the following procedures will apply:

          (a) If the final determination is that the conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting;

          (b) If the final determination is that the conflict is material, the following procedures will apply:

             (1) If the Firm's Proxy Voting Guidelines ("Guidelines"), a copy of which is included as Schedule 3, definitively address the issues presented for vote, the Firm will vote according to the Guidelines;

             (2) If the issues presented for vote are not definitively addressed in the Guidelines, the Firm will either (x) follow the vote recommendation of an independent Voting Delegate or (y) disclose the conflict to clients and obtain their consent to vote.

NOTIFICATION TO CLIENTS

   To the extent a client requires notification if a conflict of interest is identified, a Compliance Officer will ensure that notification is carried out in a timely manner.

PROXY OFFICER DUTIES

   The Proxy Officer will review proxies and evaluate matters for vote in light of the Firm's principles and procedures and the Guidelines. The Proxy Officer may seek additional information from the Firm's Investment Team, company management, independent research services, or other sources to determine how to vote in the best interests of shareholders. Additionally, the Proxy Officer may consult with the Firm's Chief Investment Officer for guidance on proxy issues. Generally, the Proxy Officer will not consult the Firm's affiliates during this process. The Firm will maintain all documents that it creates that were material to its process for determining how to vote proxies for its clients or that memorialize the basis for a vote. The Proxy Officer will sign and return to the Proxy Administration Officer all forms indicating the manner in which votes on proxy issues should be cast by the Proxy Administration Officer.

PROXY ADMINISTRATION OFFICER DUTIES

   The Proxy Administration Officer will:

      (i) Provide custodians with instructions to forward proxies to the Firm's Proxy Administration Vendor for all clients for whom the Firm is responsible for voting proxies;

          a) Other Discrepancies Noted

          If any share discrepancies are noted, the Proxy Administration Officer will notify the custodian.

             1) Manual Voting

             If the Firm's Proxy Administration Vendor did not receive a ballot for a client, the Proxy Administration Officer will contact the custodian to obtain a control number and then use the control number to allow the Proxy Administration Vendor to update the ballot, if time permits, or manually vote the shares for that client.

      (iii) Use best efforts to obtain missing proxies from custodian;

      (iv) Inform the Legal and Compliance Department and Proxy Administration Officer if the company's shares are no longer held by Firm clients as of the meeting date;

      (v) Ensure the Proxy Administration Officer and the Legal and Compliance Department are aware of the timeline to vote a proxy and use best efforts to ensure that votes are cast in a timely manner;

      (vi) Per instructions from the Proxy Administration Officer or a Compliance Officer, vote proxy issues via the Proxy Administration Vendor's software, online or via facsimile , and;

      (vii) Obtain evidence of receipt and maintain records of all proxies voted.

                                  SCHEDULE 3

                            PROXY VOTING GUIDELINES

   The Firm maintains these proxy-voting guidelines, which set forth the manner in which the Firm generally votes on issues that are routinely presented. Please note that for each proxy vote the Firm takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

FOUR PRINCIPAL AREAS OF INTEREST TO SHAREHOLDERS:

1) Obligations of the Board of Directors
2) Compensation of management and the Board of Directors
3) Take-over protections
4) Shareholders' rights

PROXY ISSUE                                                                                FIRM GUIDELINE
- -----------                                                                                --------------
BOARD OF DIRECTORS
INDEPENDENCE OF BOARDS OF DIRECTORS: majority of unrelated directors, independent of
  management..............................................................................      For
NOMINATING PROCESS: independent nominating committee seeking qualified candidates,
  continually assessing directors and proposing new nominees..............................      For
SIZE AND EFFECTIVENESS OF BOARDS OF DIRECTORS: Boards must be no larger than 15 members...      For
CUMULATIVE VOTING FOR DIRECTORS...........................................................      For
STAGGERED BOARDS..........................................................................    Against
SEPARATION OF BOARD AND MANAGEMENT ROLES (CEO/CHAIRMAN)...................................  Case-by-Case
COMPENSATION REVIEW PROCESS: compensation committee comprised of outside, unrelated
  directors to ensure shareholder value while rewarding good performance..................      For
DIRECTOR LIABILITY & INDEMNIFICATION: support limitation of liability and provide
  indemnification.........................................................................      For
AUDIT PROCESS.............................................................................      For
BOARD COMMITTEE STRUCTURE: audit, compensation, and nominating and/or governance
  committee consisting entirely of independent directors..................................      For
MONETARY ARRANGEMENTS FOR DIRECTORS: outside of normal board activities amts should be
  approved by a board of independent directors and reported in proxy......................      For
FIXED RETIREMENT POLICY FOR DIRECTORS.....................................................  Case-by-Case
OWNERSHIP REQUIREMENT: all Directors have direct and material cash investment in common
  shares of Company.......................................................................      For
PROPOSALS ON BOARD STRUCTURE: (lead director, shareholder advisory committees, requirement
  that candidates be nominated by shareholders, attendance at meetings)...................      For
ANNUAL REVIEW OF BOARD/CEO BY BOARD.......................................................      For
PERIODIC EXECUTIVE SESSIONS WITHOUT MGMT (INCLUDING CEO)..................................      For
VOTES FOR SPECIFIC DIRECTORS..............................................................  Case-by-Case

MANAGEMENT AND DIRECTOR COMPENSATION
STOCK OPTION AND INCENTIVE COMPENSATION PLANS:............................................  Case-by-Case
FORM OF VEHICLE: grants of stock options, stock appreciation rights, phantom shares and restricted stock........................................................................  Case-by-Case

                                  -CONTINUED-

PROXY ISSUE                                                                             FIRM GUIDELINE
- -----------                                                                     ------------------------------
PRICE.......................................................................... Against plans whose underlying securities are to be issued at
                                                                                less than 100% of the current
                                                                                market value
RE-PRICING: plans that allow the Board of Directors to lower the exercise price of options already granted if the stock price falls or under-performs the
  market.......................................................................            Against
EXPIRY: plan whose options have a life of more than ten years..................          Case-by-Case
EXPIRY: "evergreen" stock option plans.........................................            Against
DILUTION:...................................................................... Case-by-Case--taking into account value creation,
                                                                                commitment to shareholder-
                                                                                friendly policies, etc.
VESTING: stock option plans that are 100% vested when granted..................            Against
PERFORMANCE VESTING: link granting of options, or vesting of options
  previously granted, to specific performance targets..........................              For
CONCENTRATION: authorization to allocate 20% or more of the available options
  to any one individual in any one year........................................            Against
DIRECTOR ELIGIBILITY: stock option plans for directors if terms and conditions
  are clearly defined and reasonable...........................................          Case-by-Case
CHANGE IN CONTROL: stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders
  would receive for their shares...............................................            Against
CHANGE IN CONTROL: change in control arrangements developed during a take-
  over fight specifically to entrench or benefit management....................            Against
CHANGE IN CONTROL: granting options or bonuses to outside directors in event
  of a change in control.......................................................            Against
BOARD DISCRETION: plans to give Board broad discretion in setting terms and
  conditions of programs.......................................................            Against
EMPLOYEE LOANS: Proposals authorizing loans to employees to pay for stock
  or options...................................................................            Against
Director Compensation: % of directors' compensation in form of common
  shares.......................................................................              For
GOLDEN PARACHUTES..............................................................          Case-by-Case
EXPENSE STOCK OPTIONS..........................................................              For
SEVERANCE PACKAGES: must receive shareholder approval..........................              For
LACK OF DISCLOSURE ABOUT PROVISIONS OF STOCK-BASED PLANS.......................            Against
RELOAD OPTIONS.................................................................            Against
PLAN LIMITED TO A SMALL NUMBER OF SENIOR EMPLOYEES.............................            Against
EMPLOYEE STOCK PURCHASE PLANS..................................................          Case-by-Case

TAKEOVER PROTECTIONS
SHAREHOLDER RIGHTS PLANS: plans that go beyond ensuring the equal treatment of shareholders in the event of a bid and allowing the corp. enough time to
  consider alternatives to a bid...............................................            Against
GOING PRIVATE TRANSACTION, LEVERAGED BUYOUTS AND OTHER PURCHASE
  TRANSACTIONS.................................................................          Case-by-Case
LOCK-UP ARRANGEMENTS: "hard" lock-up arrangements that serve to prevent
  competing bids in a takeover situation.......................................            Against
CROWN JEWEL DEFENSES...........................................................            Against
PAYMENT OF GREENMAIL...........................................................            Against

                                  -CONTINUED-

PROXY ISSUE                                                                      FIRM GUIDELINE
- -----------                                                                 -------------------------
"CONTINUING DIRECTOR" OR "DEFERRED REDEMPTION" PROVISIONS: provisions
  that seek to limit the discretion of a future board to redeem the plan...          Against
CHANGE CORPORATION'S DOMICILE: if reason for re-incorporation is to take
  advantage of protective statutes (anti-takeover).........................          Against
POISON PILLS: receive shareholder ratification.............................            For
REDEMPTION/RATIFICATION OF POISON PILL.....................................            For

SHAREHOLDERS' RIGHTS
CONFIDENTIAL VOTING BY SHAREHOLDERS........................................            For
DUAL-CLASS SHARE STRUCTURES................................................          Against
LINKED PROPOSALS: with the objective of making one element of a proposal
  more acceptable..........................................................          Against
BLANK CHECK PREFERRED SHARES: authorization of, or an increase in, blank
  check preferred shares...................................................          Against
SUPERMAJORITY APPROVAL OF BUSINESS TRANSACTIONS: management seeks to increase the number of votes required on an issue above two-thirds of the
  outstanding shares.......................................................          Against
INCREASE IN AUTHORIZED SHARES: provided the amount requested is necessary
  for sound business reasons...............................................            For
SHAREHOLDER PROPOSALS......................................................       Case-by-Case
STAKEHOLDER PROPOSALS......................................................       Case-by-Case
ISSUANCE OF PREVIOUSLY AUTHORIZED SHARES WITH VOTING RIGHTS TO BE
  DETERMINED BY THE BOARD WITHOUT PRIOR SPECIFIC SHAREHOLDER
  APPROVAL.................................................................          Against
"FAIR PRICE" PROVISIONS: Measures to limit ability to buy back shares from
  particular shareholder at higher-than-market prices......................            For
PREEMPTIVE RIGHTS..........................................................            For
ACTIONS ALTERING BOARD/SHAREHOLDER RELATIONSHIP REQUIRE PRIOR
  SHAREHOLDER APPROVAL (including "anti-takeover" measures)................            For
ALLOW SHAREHOLDER ACTION BY WRITTEN CONSENT................................            For
ALLOW SHAREHOLDERS TO CALL SPECIAL MEETINGS................................            For
SOCIAL AND ENVIRONMENTAL ISSUES............................................ As recommended by Company
                                                                                   Management
REIMBURSING PROXY SOLICITATION EXPENSES....................................       Case-by-Case

[LOGO]
WESTERN ASSET

PROCEDURE:            PROXY VOTING
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DEPARTMENTS IMPACTED: Investment Management, Compliance, Investment Support, Client Services
REFERENCES:           WA Compliance Manual--Section R--Proxy Voting
                      WAML Compliance Manual--Section 4.11--Proxy Voting
                      Investment Advisers Act Rule 206(4)-6 and Rule 204-2
                      ERISA DOL Bulletin 94-2 C.F.R. 2509.94-2
EFFECTIVE:            August 1, 2003

                                  BACKGROUND

   Western Asset Management Company ("WA") and Western Asset Management Company Limited ("WAML") (together "Western Asset") have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

   In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

                                    POLICY

   Western Asset's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

                                  PROCEDURES

Responsibility and Oversight

   The Western Asset Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.


                       WESTERN ASSET MANAGEMENT COMPANY
    385 East Colorado Blvd. Pasadena, CA 91101 . Tel: (626) 844-9400 . Fax:
                                (626) 844-9450

Client Authority

   Prior to August 1, 2003, all existing client investment management agreements ("IMAs") will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

   Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

   Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

       a. Proxies are reviewed to determine accounts impacted.

       b. Impacted accounts are checked to confirm Western Asset voting authority.

       c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

       d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

       e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Compliance Department.

       f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

   Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

   Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

       a. A copy of Western Asset's policies and procedures.

       b. Copies of proxy statements received regarding client securities.

       c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

       d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.

       e. A proxy log including:

           1. Issuer name;

           2. Exchange ticker symbol of the issuer's shares to be voted;

           3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;

           4. A brief identification of the matter voted on;

           5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

           6. Whether a vote was cast on the matter;

           7. A record of how the vote was cast; and

           8. Whether the vote was cast for or against the recommendation of the issuer's management team.

   Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

Disclosure

   Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset's proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

   All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

       1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

       2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

       3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

                               VOTING GUIDELINES

   Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

   Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

   The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

    1. Matters relating to the Board of Directors

   Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

       a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

       b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

       c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

       d. Votes are cast on a case-by-case basis in contested elections of directors.

    2. Matters relating to Executive Compensation

   Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

       a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

       b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

       c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

       d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

    3. Matters relating to Capitalization

   The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

       a. Western Asset votes for proposals relating to the authorization of additional common stock.

       b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

       c. Western Asset votes for proposals authorizing share repurchase programs.

    4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

   Western Asset votes these issues on a case-by-case basis on board-approved transactions.

    5. Matters relating to Anti-Takeover Measures

   Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

       a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

       b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

    6. Other Business Matters

   Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

       a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

       b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

   SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

    1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

    2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

    3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

   Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

    1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.

    2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

   In the event Western Asset is required to vote on securities held in foreign issuers--i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

    1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

    2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

    3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

    4. Western Asset votes on a case-by-case basis on proposals relating to
  (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

                             CLEARBRIDGE ADVISORS
                     PROXY VOTING POLICIES AND PROCEDURES

                   AMENDED AND RESTATED AS OF JUNE 26, 2007

        I.    TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES 2
        II.   GENERAL GUIDELINES                                    2
        III.  HOW CLEARBRIDGE VOTES                                 2
        IV.   CONFLICTS OF INTEREST                                 2
        V.    VOTING POLICY                                         4

              (1) ELECTION OF DIRECTORS                             5
              (2) PROXY CONTESTS                                    6
              (3) AUDITORS                                          6
              (4) PROXY CONTEST DEFENSES                            7
              (5) TENDER OFFER DEFENSES                             8
              (6) MISCELLANEOUS GOVERNANCE PROVISIONS               9
              (7) CAPITAL STRUCTURE                                 10
              (8) EXECUTIVE AND DIRECTOR COMPENSATION               11
              (9) STATE OF INCORPORATION                            13
              (10) MERGERS AND CORPORATE RESTRUCTURING              14
              (11) SOCIAL AND ENVIRONMENTAL ISSUES                  14
              (12) MISCELLANEOUS                                    15

        VI.   OTHER CONSIDERATIONS                                  16

              (1) SHARE BLOCKING                                    16
              (2) SECURITIES ON LOAN                                16

        VII.  DISCLOSURE OF PROXY VOTING                            17
        VIII. RECORDKEEPING AND OVERSIGHT                           17

                           CLEARBRIDGE ADVISORS'/1/
                     PROXY VOTING POLICIES AND PROCEDURES

I. TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

   ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II. GENERAL GUIDELINES

   In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III. HOW CLEARBRIDGE VOTES

   Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

   For routine matters, we usually vote according to our policy or the external service provider's recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, E.G., management's recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients' best interests.

   ClearBridge's proxy voting process is overseen and coordinated by its Proxy Committee.

IV. CONFLICTS OF INTEREST

   In furtherance of ClearBridge's goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge's interests and those of its clients before voting proxies on behalf of such clients.

    (1) Procedures for Identifying Conflicts of Interest

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/1/ These policies and procedures pertain to ClearBridge Advisors, LLC, ClearBridge Asset Management Inc. and Smith Barney Fund Management, LLC (collectively, "ClearBridge")

     ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

     A. The policy memorandum attached hereto as Appendix A will be distributed periodically to ClearBridge employees. The policy memorandum alerts ClearBridge employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge Compliance.

     B. ClearBridge's finance area shall maintain and make available to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge's annual revenues. ClearBridge relies on the policy memorandum directive described in Section
     IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

     C. As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (E.G., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. Special circumstances, such as contact between ClearBridge and non-ClearBridge personnel, may cause ClearBridge to consider whether non-ClearBridge relationships between Legg Mason and an issuer present a conflict of interest for ClearBridge with respect to such issuer. As noted in Section
     IV. (1) A., ClearBridge employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Legg Mason business unit or Legg Mason officer or employee to influence proxy voting by ClearBridge) to the attention of ClearBridge Compliance. Also, ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. For prudential reasons, ClearBridge treats such significant, publicized relationships as creating a potential conflict of interest for ClearBridge in voting proxies.

     D. Based on information furnished by ClearBridge employees or maintained by ClearBridge Compliance pursuant to Section IV. (1) A. and C. and by ClearBridge Financial Control pursuant to Section IV. (1) B., ClearBridge Compliance shall maintain an up to date list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts. ClearBridge shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Committee described in Section IV. (2) Because ClearBridge's position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

    (2) Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

     A. ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee shall be comprised of such ClearBridge personnel as are designated from time to time. The current members of the Proxy Committee are set forth on Appendix B hereto.

     B. All conflicts of interest identified pursuant to the procedures outlined in Section IV.(1) must be brought to the attention of the Proxy Committee by ClearBridge Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge's position is that any conflict of interest issues are resolved by voting in accordance with a predetermined policy or in accordance with the recommendation of an independent third party.

     C. The Proxy Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

     D. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

     E. If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

        i. disclosing the conflict to clients and obtaining their consent before voting;

        ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

        iii. in the case of a conflict of interest resulting from a particular employee's personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

        iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

   A written record of the method used to resolve a material conflict of interest shall be maintained.

    (3) Third Party Proxy Voting Firm--Conflicts of Interests

     With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm's policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V. VOTING POLICY

   These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (E.G., ClearBridge's Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services' (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

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* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge's proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

    (1) Election of Directors

      A. Voting on Director Nominees in Uncontested Elections.

        1. We withhold our vote from a director nominee who:

          (a) attended less than 75 percent of the company's board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

          (b) were members of the company's board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

          (c) received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

          (d) is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company's board, (2) the company's board performs the functions typically performed by a company's audit, compensation and nominating committees, or (3) the full board is less than a majority independent;

          (e) is a member of the company's audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

        2. We vote for all other director nominees.

      B. Chairman and CEO is the Same Person.

        1. We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

       .  Designation of a lead director

       .  Majority of independent directors (supermajority)

       .  All independent key committees

       .  Size of the company (based on market capitalization)

       .  Established governance guidelines

       .  Company performance

      C. Majority of Independent Directors

        1. We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

        2. We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

      D. Stock Ownership Requirements

        1. We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

      E. Term of Office

        1. We vote against shareholder proposals to limit the tenure of independent directors.

      F. Director and Officer Indemnification and Liability Protection

        1. Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

        2. We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

        3. We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

        4. We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) if only the director's legal expenses would be covered.

      G. Director Qualifications

        1. We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

        2. We vote against shareholder proposals requiring two candidates per board seat.

    (2) Proxy Contests

      A. Voting for Director Nominees in Contested Elections

        1. We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

      B. Reimburse Proxy Solicitation Expenses

        1. We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

    (3) Auditors

      A. Ratifying Auditors

        1. We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

      B. Financial Statements and Director and Auditor Reports

        1. We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors.

      C. Remuneration of Auditors

        1. We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

      D. Indemnification of Auditors

        1. We vote against proposals to indemnify auditors.

    (4) Proxy Contest Defenses

      A. Board Structure: Staggered vs. Annual Elections

        1. We vote against proposals to classify the board.

        2. We vote for proposals to repeal classified boards and to elect all directors annually.

      B. Shareholder Ability to Remove Directors

        1. We vote against proposals that provide that directors may be removed ONLY for cause.

        2. We vote for proposals to restore shareholder ability to remove directors with or without cause.

        3. We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

        4. We vote for proposals that permit shareholders to elect directors to fill board vacancies.

      C. Cumulative Voting

        1. If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

        2. If majority voting is in place for uncontested director elections, we vote against cumulative voting.

        3. If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

      D. Majority Voting

        1. We vote for non-binding and/or binding resolutions requesting that the board amend a company's by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

      E. Shareholder Ability to Call Special Meetings

        1. We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

        2. We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

      F. Shareholder Ability to Act by Written Consent

        1. We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

        2. We vote for proposals to allow or make easier shareholder action by written consent.

      G. Shareholder Ability to Alter the Size of the Board

        1. We vote for proposals that seek to fix the size of the board.

        2. We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

      H. Advance Notice Proposals

        1. We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

      I. Amendment of By-Laws

        1. We vote against proposals giving the board exclusive authority to amend the by-laws.

        2. We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

      J. Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

        We review on a case-by-case basis all proposals seeking amendments to the articles of association.

        We vote for article amendments if:

           .  shareholder rights are protected;

           .  there is negligible or positive impact on shareholder value;

           .  management provides adequate reasons for the amendments; and

           .  the company is required to do so by law (if applicable).

    (5) Tender Offer Defenses

      A. Poison Pills

        1. We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

        2. We vote on a case-by-case basis on shareholder proposals to redeem a company's poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

        3. We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision--poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

      B. Fair Price Provisions

        1. We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

        2. We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

      C. Greenmail

        1. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

        2. We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

      D. Unequal Voting Rights

        1. We vote against dual class exchange offers.

        2. We vote against dual class re-capitalization.

      E. Supermajority Shareholder Vote Requirement to Amend the Charter or
   Bylaws

        1. We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

        2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

      F. Supermajority Shareholder Vote Requirement to Approve Mergers

        1. We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

        2. We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

      G. White Squire Placements

        1. We vote for shareholder proposals to require approval of blank check preferred stock issues.

    (6) Miscellaneous Governance Provisions

      A. Confidential Voting

        1. We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

        2. We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph
     A.1 above.

      B. Equal Access

        1. We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

      C. Bundled Proposals

        1. We vote on a case-by-case basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

      D. Shareholder Advisory Committees

        1. We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

      E. Other Business

        We vote for proposals that seek to bring forth other business matters.

      F. Adjourn Meeting

        We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

      G. Lack of Information

        We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

    (7) Capital Structure

      A. Common Stock Authorization

        1. We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

        2. Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

          a) Company has already issued a certain percentage (i.e. greater than 50%) of the company's allotment.

          b) The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company's historical stock management or future growth outlook of the company.

        3. We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

      B. Stock Distributions: Splits and Dividends

        1. We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but un-issued shares of more than 100% after giving effect to the shares needed for the split.

      C. Reverse Stock Splits

        1. We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

      D. Blank Check Preferred Stock

        1. We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

        2. We vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

        3. We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

        4. We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

      E. Adjust Par Value of Common Stock

        1. We vote for management proposals to reduce the par value of common stock.

      F. Preemptive Rights

        1. We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

          a) Size of the Company.

          b) Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

          c) Percentage of the rights offering (rule of thumb less than 5%).

        2. We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

      G. Debt Restructuring

        1. We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

      H. Share Repurchase Programs

        1. We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      I. Dual-Class Stock

        1. We vote for proposals to create a new class of nonvoting or subvoting common stock if:

           . It is intended for financing purposes with minimal or no dilution to current shareholders

           . It is not designed to preserve the voting power of an insider or significant shareholder

      J. Issue Stock for Use with Rights Plan

        1. We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

      K. Debt Issuance Requests

        When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

        We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

        We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

      L. Financing Plans

        We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

    (8) Executive and Director Compensation

   In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

      A. OBRA-Related Compensation Proposals

        1. Amendments that Place a Cap on Annual Grant or Amend Administrative Features

          a) We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
       Section 162(m) of the Internal Revenue Code.

        2. Amendments to Added Performance-Based Goals

          a) We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

        3. Amendments to Increase Shares and Retain Tax Deductions Under OBRA

          a) We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

        4. Approval of Cash or Cash-and-Stock Bonus Plans

          a) We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

      B. Expensing of Options

        We vote for proposals to expense stock options on financial statements.

      C. Index Stock Options

        We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer's compensation committee is comprised solely of independent directors.

      D. Shareholder Proposals to Limit Executive and Director Pay

        1. We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder's needs and would not put the company at a competitive disadvantage relative to its industry.

        2. We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

        We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

       .  Compensation committee comprised of independent outside directors

       .  Maximum award limits

       .  Repricing without shareholder approval prohibited

      E. Golden Parachutes

        1. We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

        2. We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

      F. Employee Stock Ownership Plans (ESOPs)

        1. We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

      G. 401(k) Employee Benefit Plans

        1. We vote for proposals to implement a 401(k) savings plan for employees.

      H. Stock Compensation Plans

        1. We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

        2. We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

      I. Directors Retirement Plans

        1. We vote against retirement plans for non-employee directors.

        2. We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

      J. Management Proposals to Reprice Options

        1. We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

           .  Historic trading patterns

           .  Rationale for the repricing

           .  Value-for-value exchange

           .  Option vesting

           .  Term of the option

           .  Exercise price

           .  Participation

      K. Shareholder Proposals Recording Executive and Director Pay

        1. We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

        2. We vote against shareholder proposals requiring director fees be paid in stock only.

        3. We vote for shareholder proposals to put option repricing to a shareholder vote.

        4. We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

    (9) State/Country of Incorporation

      A. Voting on State Takeover Statutes

        1. We vote for proposals to opt out of state freeze-out provisions.

        2. We vote for proposals to opt out of state disgorgement provisions.

      B. Voting on Re-incorporation Proposals

        1. We vote on a case-by-case basis on proposals to change a company's state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

      C. Control Share Acquisition Provisions

        1. We vote against proposals to amend the charter to include control share acquisition provisions.

        2. We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

        3. We vote for proposals to restore voting rights to the control shares.

        4. We vote for proposals to opt out of control share cash-out statutes.

    (10) Mergers and Corporate Restructuring

      A. Mergers and Acquisitions

        1. We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc...); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

      B. Corporate Restructuring

        1. We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

      C. Spin-offs

        1. We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

      D. Asset Sales

        1. We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

      E. Liquidations

        1. We vote on a case-by-case basis on liquidations after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

      F. Appraisal Rights

        1. We vote for proposals to restore, or provide shareholders with, rights of appraisal.

      G. Changing Corporate Name

        1. We vote for proposals to change the "corporate name", unless the proposed name change bears a negative connotation.

      H. Conversion of Securities

        1. We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

      I. Stakeholder Provisions

        1. We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

    (11) Social and Environmental Issues

      A. In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders' social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

        1. whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

        2. the percentage of sales, assets and earnings affected;

        3. the degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

        4. whether the issues presented should be dealt with through government or company-specific action;

        5. whether the company has already responded in some appropriate manner to the request embodied in a proposal;

        6. whether the company's analysis and voting recommendation to shareholders is persuasive;

        7. what other companies have done in response to the issue;

        8. whether the proposal itself is well framed and reasonable;

        9. whether implementation of the proposal would achieve the objectives sought in the proposal; and

        10. whether the subject of the proposal is best left to the discretion of the board.

      B. Among the social and environmental issues to which we apply this analysis are the following:

        1. Energy and Environment

        2. Equal Employment Opportunity and Discrimination

        3. Product Integrity and Marketing

        4. Human Resources Issues

    (12) Miscellaneous

      A. Charitable Contributions

        1. We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

      B. Operational Items

        1. We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

        2. We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

        3. We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

        4. We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

        5. We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

        6. We vote against proposals to approve other business when it appears as voting item.

      C. Routine Agenda Items

        In some markets, shareholders are routinely asked to approve:

           .  the opening of the shareholder meeting

           . that the meeting has been convened under local regulatory requirements

           .  the presence of a quorum

           .  the agenda for the shareholder meeting

           .  the election of the chair of the meeting regulatory filings

           .  the allowance of questions

           .  the publication of minutes

           .  the closing of the shareholder meeting

        We generally vote for these and similar routine management proposals.

      D. Allocation of Income and Dividends

        We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

      E. Stock (Scrip) Dividend Alternatives

        1. We vote for most stock (scrip) dividend proposals.

        2. We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

    (13) ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section
  V. (1) through (12).

   The voting policy guidelines set forth in this Section V may be changed from time to time by ClearBridge in its sole discretion.

VI. OTHER CONSIDERATIONS

   In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

(1) SHARE BLOCKING

   Proxy voting in certain countries requires "share blocking." This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

(2) SECURITIES ON LOAN

   Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (E.G., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. DISCLOSURE OF PROXY VOTING

   ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge Legal or Compliance, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how it intends to vote without obtaining prior approval from ClearBridge Legal or Compliance if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company's market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company. Do we still want to do this absent preapproval from legal/compliance?

   If a ClearBridge employee receives a request to disclose ClearBridge's proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge Legal/Compliance.

VIII. RECORD KEEPING AND OVERSIGHT

   ClearBridge shall maintain the following records relating to proxy voting:

    -  a copy of these policies and procedures;

    -  a copy of each proxy form (as voted);

    - a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

    - documentation relating to the identification and resolution of conflicts of interest;

    - any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

    - a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

   Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

   To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

   In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

                                  APPENDIX A

                                  MEMORANDUM

         TO:   All ClearBridge Employees
         FROM: Legal and Compliance
         DATE:
         RE:   Updated ClearBridge Proxy Voting Policies and Procedures
               Conflicts of Interest with respect to Proxy Voting

- -----------------------------------------------------------------------------

   ClearBridge Advisors (ClearBridge) currently has in place proxy voting policies and procedures designed to ensure that proxies are voted in the best interest of client accounts. Accompanying this memorandum is a copy of ClearBridge's Proxy Voting Policies and Procedures that have been updated, effective as of (DATE). The proxy voting policies and procedures are designed to comply with the SEC rule under the Investment Advisers Act that addresses an investment adviser's fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CLEARBRIDGE EMPLOYEES ARE UNDER AN OBLIGATION (I) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CLEARBRIDGE IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE'S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CLEARBRIDGE'S BUSINESS, AND (II) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CLEARBRIDGE COMPLIANCE.

   The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of ClearBridge's stated position on certain types of proxy issues and the factors and considerations taken into account by ClearBridge in voting on certain other types of proxy issues.

   While, as described in Section IV of the updated policies and procedures, ClearBridge will seek to identify significant ClearBridge client relationships and significant, publicized non-ClearBridge Legg Mason affiliate client relationships/1/ which could present ClearBridge with a conflict of interest in voting proxies, all ClearBridge employees must play an important role in helping our organization identify potential conflicts of interest that could impact ClearBridge's proxy voting. ClearBridge employees need to (i) be aware of the potential for conflicts of interest on the part of ClearBridge in voting proxies on behalf of client accounts both as a result of an employee's personal relationships and due to special circumstances that may arise during the conduct of ClearBridge's business, and (ii) bring conflicts of interest of which they become aware to the attention of a ClearBridge compliance officer.

   A conflict of interest arises when the existence of a personal or business relationship on the part of ClearBridge or one of its employees or special circumstances that arise during the conduct of ClearBridge's business might influence, or appear to influence, the manner in which ClearBridge decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a ClearBridge employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of "special circumstances" would be explicit or implicit pressure exerted by a ClearBridge relationship to try to influence ClearBridge's vote on a proxy with respect to which the ClearBridge relationship is the issuer. Another example would be a situation in which there was contact between ClearBridge and non-ClearBridge personnel in which the non-ClearBridge Legg Mason personnel, on their own initiative or at the prompting of a client of a non-ClearBridge unit of Legg Mason, tried to exert pressure to influence ClearBridge's proxy vote/2/. Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for ClearBridge. You are encouraged to raise and discuss with ClearBridge Compliance particular facts and circumstances that you believe may raise conflict of interest issues for ClearBridge.

   As described in Section IV of the updated policies and procedures, ClearBridge has established a Proxy Committee to assess the materiality of conflicts of interest brought to its attention by ClearBridge Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted/3/. As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Committee may utilize to resolve material conflicts of interest. Please note that ClearBridge employees should report all conflicts of interest of which they become aware to ClearBridge Compliance. It is up to the Proxy Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

   The obligation of ClearBridge employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of ClearBridge Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the ClearBridge employee. Please consult with a ClearBridge Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.


- --------
/1,2/As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units. ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. As noted, ClearBridge seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause ClearBridge to consider whether non-ClearBridge relationships between a Legg Mason affiliate and an issuer present a conflict of interest for ClearBridge with respect to such issuer.
/3/ Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Committee because ClearBridge's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

                                  APPENDIX B

                            PROXY COMMITTEE MEMBERS

INVESTMENT MANAGEMENT REPRESENTATIVES

Michael Magee
Eric Thomson, Secretary
Peter Vanderlee, Chairman

LEGAL REPRESENTATIVES

Leonard Larrabee
Michael Scanlon

COMPLIANCE REPRESENTATIVES

Barbara Manning
Brian Murphy

OPERATIONS

Denise Corsetti
Tammie Kim

   At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Committee relating to potential conflicts of interest.

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                              AND PROCEDURE MANUAL

                                 JUNE 30, 2004

                                    AMENDED
                                MARCH 31, 2005
                                 MAY 16, 2005
                                MARCH 31, 2007
                                AUGUST 30, 2007
                                MARCH 31, 2008

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CONTENTS

     1  GENERAL.......................................................  4
        Introduction
        General Guidelines
        Proxy Committee
        Conflicts of Interest
        Recordkeeping and Disclosure

     2  PROPOSALS USUALLY VOTED FOR...................................  7
        Director Nominees in Uncontested Elections
        Chairman and CEO are the Same Person
        Shareholder Ability to Remove Directors
        Annual Election of Directors
        Shareholder Ability to Alter the Size of the Board
        Independent Audit, Compensation and Nominating Committees
        Ratifying Auditors
        Cumulative Voting
        Majority Voting
        Fair Price Provisions
        White Squire Placements
        Equal Access
        Stock Distributions: Splits and Dividends
        Blank Check Preferred Authorization
        Adjustments to Par Value of Common Stock
        Share Repurchase Programs
        OBRA-Related Compensation Proposals
        Appraisal Rights
        Changing Corporate Name
        Confidential Voting
        Golden and Tin Parachutes
        Delivery of Electronic Proxy Materials

     3  PROPOSALS USUALLY VOTED AGAINST............................... 10
        Shareholder Ability to Remove Directors
        Staggered Director Elections
        Stock Ownership Requirements
        Term of Office
        Director and Officer Indemnification and Liability Protection
        Shareholder Ability to Call Special Meetings
        Shareholder Ability to Act by Written Consent
        Unequal Voting Rights
        Supermajority Shareholder Vote Requirements
        Charitable and Political Contributions
        Common Stock Authorization

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4  PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING
   SERVICE........................................................................... 11
   Compensation Plans
   Stock Option Plans
   Employee Stock Ownership Plans
   401(k) Employee Benefit Plans
   Executive Compensation Advisory Resolutions ("Say-on-Pay")

5  PROPOSALS REQUIRING SPECIAL CONSIDERATION......................................... 11
   Director Nominees in Contested Elections
   Proxy Contest Defenses
   Reimburse Proxy Solicitation Expenses
   Tender Offer Defenses
   Poison Pills
   Greenmail
   Bundled Proposals
   Shareholder Advisory Committees
   Preemptive Rights
   Debt Restructurings
   Shareholder Proposals to Limit Executive and Director Pay State Takeover Statutes
   Reincorporation Proposals
   Mergers and Acquisitions
   Corporate Restructuring
   Spin-offs
   Asset Sales
   Liquidations
   Environment and Social issues
       Energy and Environment
       Northern Ireland
       Military Business
       Maquiladora Standards and International Operations Policies
       Third World Debt Crisis
       Equal Employment Opportunity and Discrimination
       Animal Rights
       Product Integrity and Marketing
       Human Resource Issues
   Election of Mutual Fund Trustees
   Mutual Fund Investment Advisory Agreement
   Mutual Fund Fundamental Investment Restrictions
   Mutual Fund Distribution Agreements

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1. GENERAL

A. INTRODUCTION.

   Loomis, Sayles & Company, L.P. ("Loomis Sayles") will vote proxies on behalf of a client if, in its investment management agreement ("IMA") with Loomis Sayles, the client has delegated to Loomis Sayles the authority to vote proxies on its behalf. With respect to IMAs executed with clients prior to June 30, 2004, Loomis Sayles assumes that, the proxy voting authority assigned by Loomis Sayles at account setup is accurate unless the client or their representative has instructed Loomis Sayles otherwise. Loomis Sayles has adopted and implemented these policies and procedures ("Proxy Voting Procedures") to ensure that, where it has voting authority, proxy matters are handled in the best interest of clients, in accordance with Loomis Sayles' fiduciary duties and SEC rule 206(4)-6 under the Investment Advisers Act of 1940. In addition to SEC requirements governing advisers, its Proxy Voting Procedures reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

   Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' Proxy Voting Procedures and provides vote recommendations and/or analysis to Loomis Sayles based on Loomis Sayles' Procedures and the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

B. GENERAL GUIDELINES.

   The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

    1. Client's Best Interest. Loomis Sayles' Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of clients. When considering the best interest of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. Loomis Sayles has established its Procedures to assist it in making its proxy voting decisions with a view to enhancing the value of its clients' interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or potential market value of the issuer's securities during the expected holding period.

    2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (1) retain the authority to vote proxies on securities in its account, (2) delegate voting authority to another party or (3) instruct Loomis Sayles to vote proxies according to a policy that differs from that of Loomis Sayles. Loomis Sayles will honor any of these instructions if the client includes the instruction in writing in its IMA or in a written instruction from a person authorized under the IMA to give such instructions. If Loomis incurs additional costs or expenses in following any such instruction, Loomis may request payment of such additional costs or expenses from the client.

    3. Stated Policies. These policies identify issues where Loomis Sayles will
  (1) generally vote in favor of a proposal, (2) generally vote against a proposal, (3) generally vote as recommended by the proxy voting service

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  and (4) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote.

    4. Abstain from Voting. Our policy is to vote-not abstain from voting on issues presented unless the client's best interest requires abstention. This may occur from time to time, for example, where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English.

    5. Oversight. All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the client's best interests.

    6. Availability of Procedures. Upon request, Loomis Sayles provides clients with a copy of its Proxy Voting Procedures, as updated from time to time. In addition, Loomis Sayles includes its Proxy Voting Procedures and/or a description of its Procedures on its public website, www.loomissayles.com, and in its Form ADV, Part II.

    7. Disclosure of Vote. Upon request, a client can obtain information from Loomis Sayles on how its proxies were voted. Any client interested in obtaining this information should contact its Loomis Sayles's representatives.

    8. Disclosure to Third Parties. Loomis Sayles' general policy is not to disclose to third parties how it (or its voting delegate) voted a client's proxy except that for registered investment companies, Loomis Sayles makes disclosure as required by Rule 30(b)(1)-(4) under the Investment Company Act of 1940 and, from time to time at the request of client groups, Loomis may make general disclosure (not specific as to client) of its voting instructions.

C. PROXY COMMITTEE.

    1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of representatives of the Equity Research department and the Legal & Compliance department and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, his or her designee acts on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member's successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with the vote of proxies.

    2. Duties. The specific responsibilities of the Proxy Committee, include,

      a. to develop, authorize, implement and update these Proxy Voting Procedures, including

         (i) annual review of these Procedures to ensure consistency with internal policies and regulatory agency policies,

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         (ii) annual review of existing voting guidelines and development of additional voting guidelines to assist in the review of proxy proposals, and

         (iii) annual review of the proxy voting process and any general issues that relate to proxy voting;

      b. to oversee the proxy voting process, including;

         (i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

         (ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and

         (iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate;

      c. to engage and oversee third-party vendors, including Proxy Voting Services; and

      d. to develop and/or modify these Proxy Voting Procedures as appropriate or necessary.

    3. Standards.

      a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client's best interest as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

      b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

    4. Charter. The Proxy Committee may adopt a Charter, which shall be consistent with these Procedures. Any Charter shall set forth the Committee's purpose, membership and operation and shall include procedures prohibiting a member from voting on a matter for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal, e.g., is a portfolio manager for an account of the issuer.

D. CONFLICTS OF INTEREST.

   Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy

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Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

E. RECORDKEEPING AND DISCLOSURE.

   Loomis Sayles or its Proxy Voting Service will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures and its charter; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles' written response to any (written or oral) client request for such records.

   Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

   Loomis Sayles will provide disclosure of its Proxy Voting Procedures as well as its voting record as required under applicable SEC rules.

2. PROPOSALS USUALLY VOTED FOR

   Proxies involving the issues set forth below generally will be voted FOR.

   Director Nominees in Uncontested Elections:

    A. Vote for proposals involving routine matters such as election of Directors, provided that two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

    B. Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interest of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings. Vote against affiliated or inside nominees who serve on a board committee or if two thirds of the board would not be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the CEO and chairman are the same person. Vote against audit committee members if auditor ratification is not proposed.

   Chairman and CEO are the Same Person: Vote for proposals that would require the positions of chairman and CEO to be held by different persons.

   Shareholder Ability to Remove Directors: Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

   Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

   Shareholder Ability to Alter the Size of the Board:

    A. Vote for proposals that seek to fix the size of the board.

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    B. Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

   Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

   Ratifying Auditors:

    A. Generally vote for proposals to ratify auditors.

    B. Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general if the ratio of non-audit fees to audit fees is less than 1:1 or if non-audit fees are less than $500,000 we will generally vote for ratification. A recommendation of the Proxy Voting Service will generally be followed.

   Cumulative Voting: Vote for proposals to permit cumulative voting.

   Majority Voting: Vote for proposals to permit majority rather than plurality voting for the election of Directors/Trustees.

   Fair Price Provisions:

    A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

    B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

   White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

   Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

   Stock Distributions: Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

   Blank Check Preferred Authorization:

    A. Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

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    B. Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

    C. Review on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

   Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

   Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

   OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

    A. Vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

    B. Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

    C. Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

    D. Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
  Section 162(m) should be evaluated on a case-by-case basis.

   Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

   Changing Corporate Name: Vote for changing the corporate name.

   Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

   Golden and Tin Parachutes:

   A. Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

    B. Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

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   Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

3. PROPOSALS USUALLY VOTED AGAINST

   Proxies involving the issues set forth below generally will be voted AGAINST.

   Shareholder Ability to Remove Directors:

    A. Vote against proposals that provide that directors may be removed only for cause.

    B. Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

   Staggered Director Elections: Vote against proposals to classify or stagger the board.

   Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

   Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

   Director and Officer Indemnification and Liability Protection:

    A. Proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond just legal expenses to acts, such as gross negligence, that are more serious violations of fiduciary obligations than mere carelessness.

    B. Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if
  (i) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
  (ii) only if the director's legal expenses would be covered.

   Shareholder Ability to Call Special Meetings: Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

   Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

   Unequal Voting Rights: Vote against dual class exchange offers and dual class recapitalizations.

   Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

   Charitable and Political Contributions: Vote against shareholder proposals regarding charitable and political contributions.

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   Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100 percent unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

4. PROPOSALS USUALLY VOTED AS RECOMMENDED BY THE PROXY VOTING SERVICE

   Proxies involving compensation issues, not limited to those set forth below, generally will be voted as recommended by the proxy voting service but may, in the consideration of the Committee, be reviewed on a case-by-case basis.

   Compensation Plans: Votes with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

   Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

    A. Vote against plans which expressly permit repricing of underwater options.

   B. Vote against proposals to make all stock options performance based.

    C. Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

    D. Vote for proposals that request expensing of stock options.

   Employee Stock Ownership Plans (ESOPs): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares). A recommendation of the Proxy Voting Service will generally be followed.

   401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

   Executive Compensation Advisory Resolutions ("Say-on-Pay"): A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

    A. Vote for shareholder proposals to permit non-binding advisory votes on executive compensation.

    B. Actual executive compensation advisory votes will be considered on a case-by-case basis.

5. PROPOSALS REQUIRING SPECIAL CONSIDERATION

   The Proxy Committee will vote proxies involving the issues set forth below generally on a case-by-case basis after review. Proposals on many of these types of matters will typically be reviewed with the analyst following the company before any vote is cast.

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   Director Nominees in Contested Elections: Votes in a contested election of directors or vote no campaign must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

   Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

   Reimburse Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

   Tender Offer Defenses: Generally, proposals concerning the following tender offer defenses should be evaluated on a case-by-case basis.

   Poison Pills:

    A. Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

    B. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.

    C. Review on a case-by-case basis management proposals to ratify a poison pill.

   Greenmail:

    A. Vote for proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

    B. Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

   Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

   Shareholder Advisory Committees: Review on a case-by-case basis proposals to establish a shareholder advisory committee.

   Preemptive Rights: Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, look at the size of a company and the characteristics of its shareholder base.

   Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues: Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

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Change in Control--Will the transaction result in a change in control of the company? Bankruptcy - Loomis Sayles' Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

   Shareholder Proposals to Limit Executive and Director Pay:

    A. Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

    B. Review on a case-by-case basis (I) all shareholder proposals that seek to limit executive and director pay and (ii) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions. Vote against proposals to link all executive or director variable compensation to performance goals.

   State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

   Reincorporation Proposals: Proposals to change a company's domicile should be examined on a case-by-case basis.

   Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

   Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales should be considered on a case-by-case basis.

   Spin-offs: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

   Asset Sales: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

   Liquidations: Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

   Environmental and Social Issues: Proxies involving social and environmental issues, not limited to those set forth below, frequently will be voted as recommended by the Proxy Voting Service but may, in the consideration of the Committee, be reviewed on a case-by-case basis if the Committee believes that a particular proposal (i) could have a significant impact on an industry or issuer (ii) is appropriate for the issuer and the cost to

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PROXY VOTING POLICY AND PROCEDURE MANUAL

implement would not be excessive, (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk or (iv) is otherwise appropriate for the issuer.

      Energy and Environment: Proposals that request companies to file the CERES Principles.

      Northern Ireland: Proposals pertaining to the MacBride Principles.

      Military Business: Proposals on defense issues.

      Maquiladora Standards and International Operations Policies: Proposals relating to the Maquiladora Standards and international operating policies.

      Third World Debt Crisis: Proposals dealing with third world debt.

      Equal Employment Opportunity and Discrimination: Proposals regarding equal employment opportunities and discrimination.

      Animal Rights: Proposals that deal with animal rights.

      Product Integrity and Marketing: Proposals that ask companies to end their production of legal, but socially questionable, products.

      Human Resources Issues: Proposals regarding human resources issues.

   Election of Mutual Fund Trustees: Votes on mutual fund trustee nominees should be evaluated on a case-by-case basis using the director nominee discussion above as a guide. However, the number of funds for which a nominee will serve as a director may be considered.

   Mutual Fund Investment Advisory Agreement: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

   Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

   Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-basis.

Loomis, Sayles & Company, L.P. March 2008
All Rights Reserved

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LORD ABBETT


                                                                 April 17, 2008

                            LORD, ABBETT & CO. LLC

                     PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

   Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Chief Administrative Officer for the Investment Department, the Firm's Chief Investment Officer and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained RiskMetrics Group, formerly Institutional Shareholder Services ("RMG"), to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

   The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

   Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of RMG. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of RMG.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

   SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

   Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of RMG, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

   The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

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LORD ABBETT


   SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

   Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total (I.E., gross) dollar amount of shares sold for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett's Separately Managed Account business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class I shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

   For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed not to follow the recommendations of RMG.

SUMMARY OF PROXY VOTING GUIDELINES

   Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

ELECTION OF DIRECTORS

   Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by- case basis. Factors that are considered include current composition of the board and key- board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest. We generally will vote in favor of separation of the Chairman and CEO functions when management supports such a requirement, but we will make our determination to vote in favor of or against such a proposed requirement on a case-by-case basis.

   There are some actions by directors that may result in votes being withheld.

These actions include, but are not limited to:

    1) Attending less than 75% of board and committee meetings without a valid excuse.

    2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

    3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

    4) Serving as inside directors and sit on an audit, compensation, stock option, nominating or governance committee.

    5) Failing to replace management as appropriate.

   We will generally vote in favor of proposals requiring that directors be elected by a majority of the shares represented and voting at a meeting at which a quorum is present, although special considerations in individual cases may cause us to vote against such a proposal. We will consider on a case-by-case basis proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and,

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LORD ABBETT

as a general matter, we believe that all directors should be accountable on an annual basis. Nonetheless, we recognize that the basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Moreover, in certain cases, shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, and a classified board may give incumbent management the ability to combat a hostile takeover attempt and thereby preserve shareholder value. Accordingly, we will examine proposals to classify or declassify boards of directors on a case-by-case basis and vote in the manner we determine to be in the best interests of shareholders.

INCENTIVE COMPENSATION PLANS

   We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case-by-case basis. We use RMG for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

   We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

    1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

    2) Management's rationale for why the repricing is necessary.

    3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

    4) Other factors, such as the number of participants, term of option, and the value for value exchange.

   In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

Cumulative Voting

   We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

   There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

   On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

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LORD ABBETT


Supermajority Voting

   Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

TAKEOVER ISSUES

   Votes on mergers and acquisitions must be considered on a case-by-case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case-by-case basis following the same guidelines as those used for mergers.

   Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

    1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

    2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

    3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case-by-case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

    4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

    . Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.

    .  No dead-hand or no-hand pills.

    . Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.

    . Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

SOCIAL ISSUES

   It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                   MASSACHUSETTS FINANCIAL SERVICES COMPANY

                     PROXY VOTING POLICIES AND PROCEDURES

                                MARCH 13, 2008

   Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS' other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

A. VOTING GUIDELINES

   1. GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

   MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

   In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that--guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise be dictated by these guidelines.

   As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

   From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.

   These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting

Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B. ADMINISTRATIVE PROCEDURES

   1. MFS PROXY VOTING COMMITTEE

   The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

      a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

      b. Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or
   (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

      c. Considers special proxy issues as they may arise from time to time.

   2. POTENTIAL CONFLICTS OF INTEREST

   The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to ensure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS' voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

   In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, "Non Standard Votes"); the MFS Proxy Voting Committee will follow these procedures:

      a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the "MFS Significant Client List");

      b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

      c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

      d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

   The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

   From time to time, certain MFS Funds may own shares of other MFS Funds (the "underlying fund"). If an underlying fund submits a matter to a shareholder vote, the MFS Fund that owns shares of the underlying fund will vote its shares in the same proportion as the other shareholders of the underlying fund.

   3. GATHERING PROXIES

   Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

   MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

   4. ANALYZING PROXIES

   Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

   As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (E.G., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts./1/ However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

   As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

   5. VOTING PROXIES

   In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C. MONITORING SYSTEM

   It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

   When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

   MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

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/1/ From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

E. REPORTS

   ALL MFS ADVISORY CLIENTS

   At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

   Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

FEBRUARY 28, 2008

                     MORGAN STANLEY INVESTMENT MANAGEMENT

                      PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

   Introduction--Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

   The MSIM entities covered by this Policy currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

   Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

   Proxy Research Services--RiskMetrics Group ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

   Voting Proxies for Certain Non-U.S. Companies--Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to:
(i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person;
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

   To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

   We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

   We may abstain on matters for which disclosure is inadequate.

   A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:

    .  Approval of financial statements and auditor reports.

    . General updating/corrective amendments to the charter, articles of association or bylaws.

    . Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

   We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

   B. BOARD OF DIRECTORS

      1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

          a. We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

             i. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

             ii. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

          b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committee.

          c. We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

          d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

          e. In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

          f. We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

          g. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

      2. Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

      3. Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

      4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

      5. Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

      6. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

      7. Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

      8. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

      9. Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

      10. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

   C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

   D. CHANGES IN CAPITAL STRUCTURE.

      1. We generally support the following:

       . Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

       . Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

       . Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

       . Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

       . Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       .  Management proposals to effect stock splits.

       . Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

       .  Management proposals for higher dividend payouts.

      2. We generally oppose the following (notwithstanding management support):

       . Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

       . Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

       . Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

       .  Proposals relating to changes in capitalization by 100% or more.

   We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

   E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

      1. Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

      2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

      3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

      4. Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

      5. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:
   (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and
   (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

      6. Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

   F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

   G. EXECUTIVE AND DIRECTOR REMUNERATION.

      1. We generally support the following proposals:

       . Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

       . Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

       . Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

       . Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

      2. Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

      3. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

      4. We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

      5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

      6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

   H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

   I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

   The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

   The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

   The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

   A. COMMITTEE PROCEDURES

   The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

   The Committee will meet on an ad hoc basis to (among other matters):
(1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

   Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

   B. MATERIAL CONFLICTS OF INTEREST

   In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

   The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

   C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

   A potential material conflict of interest could exist in the following situations, among others:

      1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

      2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

      3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

   If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

      1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

      2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

      3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

   D. PROXY VOTING REPORTING

   The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

   The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

   MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

   MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

   The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

   Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

   In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

   For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

      1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

      2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B

   The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund ("VK Fund") sub advised by Avenue Europe International Management, L.P. ("Avenue"). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM's Policy.)

      1. Generally: With respect to Avenue's portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser's involvement in the voting process of Avenue's portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue's portion of the Fund.

      2. Voting Guidelines: All proxies, with respect to Avenue's portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM's Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board's authority.

      3. Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

                            OPPENHEIMERFUNDS, INC.
                               OPPENHEIMERFUNDS
                PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                         (AS OF DECEMBER 5, 2005) AND
                PROXY VOTING GUIDELINES (AS OF AUGUST 30, 2007)

   These Portfolio Proxy Voting Policies and Procedures, which include the attached "OppenheimerFunds Proxy Voting Guidelines" (the "Guidelines"), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. ("OFI") in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI ("Fund(s)").

A. FUNDS FOR WHICH OFI HAS PROXY VOTING RESPONSIBILITY

   OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the "OFI Fund Board(s)") has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

   Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards ("Sub-Advised Funds"). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds' managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.


   Tremont Funds (Funds-of-Hedge Funds). Certain OFI Funds are structured as funds-of-hedge funds (the "Tremont Funds") and invest their assets primarily in underlying private investment partnerships and similar investment vehicles ("portfolio funds"). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.


   The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds' interests (or shares) in those underlying portfolio funds are not considered to be "voting securities" and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B. PROXY VOTING COMMITTEE

   OFI's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

   The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards' next regularly scheduled meetings.

   The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

   The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C. ADMINISTRATION AND VOTING OF PORTFOLIO PROXIES

   1. FIDUCIARY DUTY AND OBJECTIVE

   As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

   In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI's primary consideration is the economic interests of the Funds and their shareholders.

   2. PROXY VOTING AGENT

   On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

   In general, OFI may consider the proxy voting agent's research and analysis as part of OFI's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI's and the Funds' portfolio proxy votes, including the appropriate records necessary for the Funds' to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

   3. MATERIAL CONFLICTS OF INTEREST

   OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the "company"), on one hand, and OFI or any of its affiliates (together "OFI"), on the other, including, but not limited to, the following relationships:

    . OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

    . an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

    . a company that is a significant selling agent of OFI's products and services solicits proxies;

    . OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

    . OFI and the company have a lending or other financial-related relationship.

   In each of these situations, voting against company management's recommendation may cause OFI a loss of revenue or other benefit.

   OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI's voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

    . If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (I.E., case-by-case);

    . If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent's general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

    . If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

   4. CERTAIN FOREIGN SECURITIES

   Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as "share-blocking." Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the "share-blocking period" OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

   5. SECURITIES LENDING PROGRAMS

   The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (I.E., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

   If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds' portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund's investment in such loaned securities.

   6. SHARES OF REGISTERED INVESTMENT COMPANIES (FUND OF FUNDS)

   Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the "Fund of Funds"). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called "mirror" or "echo" voting).

   D. FUND BOARD REPORTS AND RECORDKEEPING

   OFI will prepare periodic reports for submission to the Board describing:

    . any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

    . any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

   In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI's experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

   OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI's voting of portfolio proxies, including, but not limited to:

    .  these Policies and Procedures, as amended from time to time;

    . Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

    . Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

    . Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

   E. AMENDMENTS TO THESE PROCEDURES

   In addition to the Committee's responsibilities as set forth in the Committee's Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards' next regularly scheduled meetings.

   F. PROXY VOTING GUIDELINES

   The Guidelines adopted by the Boards of the Funds are attached as Appendix
A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

APPENDIX A

                 OPPENHEIMERFUNDS, INC. AND OPPENHEIMER FUNDS

                       PORTFOLIO PROXY VOTING GUIDELINES

                            (AS OF AUGUST 30, 2007)

1. OPERATIONAL ITEMS

   1.1 Amend Quorum Requirements.

    . Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

   1.2 Amend Minor Bylaws.

    . Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

   1.3 Change Company Name.

    .  Vote WITH Management

   1.4 Change Date, Time, or Location of Annual Meeting.

    . Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

    . Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

   1.5 Transact Other Business.

    . Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

   1.6 Ratifying Auditors

    .  Vote FOR Proposals to ratify auditors, unless any of the following apply:

       . An auditor has a financial interest in or association with the company, and is therefore not independent.

       .  Fees for non-audit services are excessive.

       . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

    . Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

    .  Vote AGAINST shareholder proposals asking for audit firm rotation.

    . Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

    . Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0 THE BOARD OF DIRECTORS

   2.1 Voting on Director Nominees

    . Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

       .  Composition of the board and key board committees

       .  Attendance at board meetings

       .  Corporate governance provisions and takeover activity

       .  Long-term company performance relative to a market index

       .  Directors' investment in the company

       .  Whether the chairman is also serving as CEO

       .  Whether a retired CEO sits on the board

    . WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

       . Attend less than 75% of the board and committee meetings without a valid excuse.

       .  Implement or renew a dead-hand or modified dead-hand poison pill

       . Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

       . Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

       . Failed to act on takeover offers where the majority of the shareholders tendered their shares.

       . Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

       . Are audit committee members; and the non-audit fees paid to the auditor are excessive.

       . Enacted egregious corporate governance policies or failed to replace management as appropriate.

       . Are inside directors or affiliated outside directors; and the full board is less than majority independent.

       . Are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board. (The term "public company" excludes an investment company.)

       . Serve on more than six public company boards. (The term "public company" excludes an investment company.)

    . Additionally, the following should result in votes being WITHHELD (except from new nominees):

       . If the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

       . If the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

   2.2 Board Size

    . Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

    . Vote FOR proposals seeking to fix the board size or designate a range for the board size.

    . Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

   2.3 Classification/Declassification of the Board

    .  Vote AGAINST proposals to classify the board.

    . Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

   2.4 Cumulative Voting

    .  Vote FOR proposal to eliminate cumulative voting.

   2.5 Require Majority Vote for Approval of Directors

    . Vote AGAINST proposal to require majority vote approval for election of directors

   2.6 Director and Officer Indemnification and Liability Protection

    . Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

    . Vote FOR proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

    . Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

    . Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

       . The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

       .  Only if the director's legal expenses would be covered.

   2.7 Establish/Amend Nominee Qualifications

    . Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

    . Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

    . Vote AGAINST shareholder proposals requiring two candidates per board seat.

   2.8 Filling Vacancies/Removal of Directors.

    . Vote AGAINST proposals that provide that directors may be removed only for cause.

    . Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

    . Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

    . Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

   2.9 Independent Chairman (Separate Chairman/CEO)

    . Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

       . Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

       .  Two-thirds independent board

       .  All-independent key committees

       .  Established governance guidelines

       . The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

   2.10 Majority of Independent Directors/Establishment of Committees

    . Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

    . Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

   2.11 Open Access

    . Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC's proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

   2.12 Stock Ownership Requirements

    . Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

    . Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:

       . Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of:
          Rigorous stock ownership guidelines or short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement or a meaningful retention ratio.

       . Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

   2.13 Age or Term Limits

    . Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0 PROXY CONTESTS

   3.1 Voting for Director Nominees in Contested Elections

    . Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

       . Long-term financial performance of the target company relative to its industry

       .  Management's track record

       .  Background to the proxy contest

       .  Qualifications of director nominees (both slates)

       . Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

       .  Stock ownership position

   3.2 Reimbursing Proxy Solicitation Expenses

    . Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

   3.3 Confidential Voting

    . Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

    . If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

   4.1 Advance Notice Requirements for Shareholder Proposals/Nominations.

    . Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

   4.2 Amend Bylaws without Shareholder Consent

    . Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

    . Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

   4.3 Poison Pills

    . Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

    . Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).

    . Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

    . Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

   4.4 Shareholder Ability to Act by Written Consent

    . Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

    . Vote FOR proposals to allow or make easier shareholder action by written consent.

   4.5 Shareholder Ability to Call Special Meetings

    . Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

    . Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

   4.6 Establish Shareholder Advisory Committee

    .  Vote WITH Management

   4.7 Supermajority Vote Requirements

    .  Vote AGAINST proposals to require a supermajority shareholder vote.

    .  Vote FOR proposals to lower supermajority vote requirements.

5.0 MERGERS AND CORPORATE RESTRUCTURINGS

   5.1 Appraisal Rights

    . Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

   5.2 Asset Purchases

    . Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

       .  Purchase price

       .  Fairness opinion

       .  Financial and strategic benefits

       .  How the deal was negotiated

       .  Conflicts of interest

       .  Other alternatives for the business

       .  Non-completion risk

   5.3 Asset Sales

    . Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

       .  Impact on the balance sheet/working capital

       .  Potential elimination of diseconomies

       .  Anticipated financial and operating benefits

       .  Anticipated use of funds

       .  Value received for the asset

       .  Fairness opinion

       .  How the deal was negotiated

       .  Conflicts of interest

   5.4 Bundled Proposals

    . Review on a CASE-BY-CASE basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

   5.5 Conversion of Securities

    . Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

   5.6 Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

    . Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

       .  Dilution to existing shareholders' position

       .  Terms of the offer

       .  Financial issues

       .  Management's efforts to pursue other alternatives

       .  Control issues

       .  Conflicts of interest

    . Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

   5.7 Formation of Holding Company

    . Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

       .  The reasons for the change

       .  Any financial or tax benefits

       .  Regulatory benefits

       .  Increases in capital structure

       .  Changes to the articles of incorporation or bylaws of the company.

    . Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

       . Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

       .  Adverse changes in shareholder rights.

   5.8 Going Private Transactions (LBOs and Minority Squeezeouts)

    . Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

       .  Offer price/premium

       .  Fairness opinion

       .  How the deal was negotiated

       .  Conflicts of interests

       .  Other alternatives/offers considered

       .  Non-completion risk

   5.9 Joint Venture

    . Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

       .  Percentage of assets/business contributed

       .  Percentage of ownership

       .  Financial and strategic benefits

       .  Governance structure

       .  Conflicts of interest

       .  Other alternatives

       .  Non-completion risk

   5.10 Liquidations

    . Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

    . Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

   5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

    . Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

       . Prospects of the combined company, anticipated financial and operating benefits

       .  Offer price (premium or discount)

       .  Fairness opinion

       .  How the deal was negotiated

       .  Changes in corporate governance

       .  Change in the capital structure

       .  Conflicts of interest

   5.12 Private Placements/Warrants/Convertible Debenture

    . Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

       .  Dilution to existing shareholders' position

       .  Terms of the offer

       .  Financial issues

       .  Management's efforts to pursue other alternatives

       .  Control issues

       .  Conflicts of interest

   5.13 Spinoffs

    . Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

       .  Tax and regulatory advantages

       .  Planned use of the sale proceeds

       .  Valuation of spinoff

       .  Fairness opinion

       .  Benefits to the parent company

       .  Conflicts of interest

       .  Managerial incentives

       .  Corporate governance changes

       .  Changes in the capital structure

   5.14 Value Maximization Proposals

    . Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

   5.15 Severance Agreements that are Operative in Event of Change in Control

    . Review CASE-BY-CASE, with consideration give to ISS "transfer-of-wealth" analysis. (See section 8.2)

6.0 STATE OF INCORPORATION

   6.1 Control Share Acquisition Provisions

    . Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

    . Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

    .  Vote FOR proposals to restore voting rights to the control shares.

   6.2 Control Share Cashout Provisions

    .  Vote FOR proposals to opt out of control share cashout statutes.

   6.3 Disgorgement Provisions

    .  Vote FOR proposals to opt out of state disgorgement provisions.

   6.4 Fair Price Provisions

    . Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

    . Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

   6.5 Freezeout Provisions

    .  Vote FOR proposals to opt out of state freezeout provisions.

   6.6 Greenmail

    . Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

    . Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

   6.7 Reincorporation Proposals

    . Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

    . Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

   6.8 Stakeholder Provisions

    . Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

   6.9 State Anti-takeover Statutes

    . Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 CAPITAL STRUCTURE

   7.1 Adjustments to Par Value of Common Stock

    .  Vote FOR management proposals to reduce the par value of common stock.

   7.2 Common Stock Authorization

    . Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

    . Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

    . Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

   7.3 Dual-Class Stock

    . Vote AGAINST proposals to create a new class of common stock with superior voting rights.

    . Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

       . It is intended for financing purposes with minimal or no dilution to current shareholders

       . It is not designed to preserve the voting power of an insider or significant shareholder

   7.4 Issue Stock for Use with Rights Plan

    . Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

   7.5 Preemptive Rights

    . Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

   7.6 Preferred Stock

    . Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

    . Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

    . Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense)

    . Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

    . Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

    . Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

   7.7 Pledge of Assets for Debt (Generally Foreign Issuers)

    . OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

       In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

   7.8 Recapitalization

    . Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

       .  More simplified capital structure

       .  Enhanced liquidity

       .  Fairness of conversion terms

       .  Impact on voting power and dividends

       .  Reasons for the reclassification

       .  Conflicts of interest

       .  Other alternatives considered

   7.9 Reverse Stock Splits

    . Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

    . Vote FOR management proposals to implement a reverse stock split to avoid delisting.

    . Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

   7.10 Share Purchase Programs

    . Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

   7.11 Stock Distributions: Splits and Dividends

    . Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

   7.12 Tracking Stock

    . Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

   8.1 Equity-based Compensation Plans

    .  Vote compensation proposals on a CASE-BY-CASE basis.

    . In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

    . Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

   8.2 Director Compensation

       Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes excessive compensation proposals, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

   8.3 Bonus for Retiring Director

    . Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

   8.4 Cash Bonus Plan

    . Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

   8.5 Stock Plans in Lieu of Cash

    . Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

       In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.

    . Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

    .  Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

    .  Vote FOR plans which do not

   8.6 Director Retirement Plans

    . Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

    . Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

   8.7 Management Proposals Seeking Approval to Reprice Options

    . Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

       .  Historic trading patterns

       .  Rationale for the repricing

       .  Value-for-value exchange

       .  Option vesting

       .  Term of the option

       .  Exercise price

       .  Participation

   8.8 Employee Stock Purchase Plans

    . Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

    .  Votes FOR employee stock purchase plans where ALL of the following apply:

       .  Purchase price is at least 85% of fair market value

       .  Offering period is 27 months or less

       . The number of shares allocated to the plan is 10% or less of the outstanding shares

    . Votes AGAINST employee stock purchase plans where any of the following apply:

       .  Purchase price is at least 85% of fair market value

       .  Offering period is greater than 27 months

       . The number of shares allocated to the plan is more than 10% of the outstanding shares

   8.9 Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

    . Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of
       Section 162(m).

    . Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

    . Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

    . Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

   8.10 Employee Stock Ownership Plans (ESOPs)

    . Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

   8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder
Vote

    .  Vote WITH MANAGEMENT.

   8.12 401(k) Employee Benefit Plans

    .  Vote FOR proposals to implement a 401(k) savings plan for employees.

   8.13 Shareholder Proposals Regarding Executive and Director Pay

    . Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

    . Generally vote FOR shareholder proposals seeking disclosure regarding the company's, board's, or committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

    . Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

    . Vote FOR shareholder proposals to put option repricings to a shareholder vote.

    . Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

   8.14 Performance-Based Stock Options

    . Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

       . The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

       . The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

   8.15 Pay-for-Performance

    . Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:

       . What aspects of the company's short-term and long-term incentive programs are performance driven?

       . Can shareholders assess the correlation between pay and performance based on the company's disclosure?

       .  What type of industry does the company belong to?

       .  Which stage of the business cycle does the company belong to?

   8.16 Golden Parachutes and Executive Severance Agreements

    . Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

    . Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

       . The parachute should be less attractive than an ongoing employment opportunity with the firm

       .  The triggering mechanism should be beyond the control management

       . The amount should not exceed three times base salary plus guaranteed benefits

   8.17 Pension Plan Income Accounting

    . Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

   8.18 Supplemental Executive Retirement Plans (SERPs)

    . Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

    . Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

   8.19 Claw-back of Payments under Restatements

    . Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:

       . The coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement

       .  The nature of the proposal where financial restatement is due to fraud

       . Whether or not the company has had material financial problems resulting in chronic restatements

       .  The adoption of a robust and formal bonus/equity recoupment policy

       . If a company's bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal

       . If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

9.0 SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

   In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

                                     PIMCO

                     PROXY VOTING POLICY AND PROCEDURES/1/

   The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act")./2/ PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients./3/ These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), as set forth in the Department of Labor's rules and regulations./4/

   PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures./5/

   Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

GENERAL STATEMENTS OF POLICY

   These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

   PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

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/1/  Revised as of May 7, 2007.
/2/ These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. SEE PROXY VOTING BY INVESTMENT ADVISERS, IA Release No. 2106 (January 31, 2003).
/3/ These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
/4/ Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.
/5/ For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

CONFLICTS OF INTEREST

   PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

      1. convening an ad-hoc committee to assess and resolve the conflict;/6/

      2. voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

      3. voting the proxy in accordance with the recommendation of an independent third-party service provider;

      4. suggesting that the client engage another party to determine how the proxies should be voted;

      5. delegating the vote to an independent third-party service provider; or

      6. voting in accordance with the factors discussed in these Policies and Procedures.

   PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

   Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (E.G., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

   PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

   Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

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/6/ Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

REVIEW AND OVERSIGHT

   PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

   Because PIMCO has contracted with State Street Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

   1. TRANSMIT PROXY TO PIMCO. IMS West will forward to PIMCO's Compliance Group each proxy received from registered owners of record (E.G., custodian bank or other third party service providers).

   2. CONFLICTS OF INTEREST. PIMCO's Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO's Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO's Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

   3. VOTE. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

   4. REVIEW. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

   5. TRANSMITTAL TO THIRD PARTIES. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

   6. INFORMATION BARRIERS. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

   In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

   BOARD OF DIRECTORS

   1. INDEPENDENCE. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

   2. DIRECTOR TENURE AND RETIREMENT. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

   3. NOMINATIONS IN ELECTIONS. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

   4. SEPARATION OF CHAIRMAN AND CEO POSITIONS. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

   5. D&O INDEMNIFICATION AND LIABILITY PROTECTION. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (E.G. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

   6. STOCK OWNERSHIP. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

   PROXY CONTESTS AND PROXY CONTEST DEFENSES

   1. CONTESTED DIRECTOR NOMINATIONS. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election:
(i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

   2. REIMBURSEMENT FOR PROXY SOLICITATION EXPENSES. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses:
(i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

   3. ABILITY TO ALTER THE SIZE OF THE BOARD BY SHAREHOLDERS. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

   4. ABILITY TO REMOVE DIRECTORS BY SHAREHOLDERS. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

   5. CUMULATIVE VOTING. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and
(iii) any potential limitation placed on the director's ability to work for all shareholders.

   6. SUPERMAJORITY SHAREHOLDER REQUIREMENTS. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

   TENDER OFFER DEFENSES

   1. CLASSIFIED BOARDS. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

   2. POISON PILLS. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

   3. FAIR PRICE PROVISIONS. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and
(iv) whether these provisions are bundled with other anti-takeover measures (E.G., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

   CAPITAL STRUCTURE

   1. STOCK AUTHORIZATIONS. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

   2. ISSUANCE OF PREFERRED STOCK. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

   3. STOCK SPLITS. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

   4. REVERSED STOCK SPLITS. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

   EXECUTIVE AND DIRECTOR COMPENSATION

   1. STOCK OPTION PLANS. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

   2. DIRECTOR COMPENSATION. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

   3. GOLDEN AND TIN PARACHUTES. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

   STATE OF INCORPORATION

   STATE TAKEOVER STATUTES. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

   MERGERS AND RESTRUCTURINGS

   1. MERGERS AND ACQUISITIONS. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price;
(iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

   2. CORPORATE RESTRUCTURINGS. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

   INVESTMENT COMPANY PROXIES

   For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

   For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (E.G., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or
(iii) delegating the vote to an independent third-party service provider.

   1. ELECTION OF DIRECTORS OR TRUSTEES. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund:
(i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

   2. CONVERTING CLOSED-END FUND TO OPEN-END FUND. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and
(vi) votes on related proposals.

   3. PROXY CONTESTS. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

   4. INVESTMENT ADVISORY AGREEMENTS. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

   5. POLICIES ESTABLISHED IN ACCORDANCE WITH THE 1940 ACT. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

   6. CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

   7. DISTRIBUTION AGREEMENTS. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

   8. NAMES RULE PROPOSALS. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

   9. DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

   10. CHANGES TO CHARTER DOCUMENTS. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

   11. CHANGING THE DOMICILE OF A FUND. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

   12. CHANGE IN FUND'S SUBCLASSIFICATION. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

   DISTRESSED AND DEFAULTED SECURITIES

   1. WAIVERS AND CONSENTS. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

   2. VOTING ON CHAPTER 11 PLANS OF LIQUIDATION OR REORGANIZATION. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

   MISCELLANEOUS PROVISIONS

   1. SUCH OTHER BUSINESS. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting":
(i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

   2. EQUAL ACCESS. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

   3. CHARITABLE CONTRIBUTIONS. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

   4. SPECIAL INTEREST ISSUES. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues;
(ii) management's responsibility with respect to special interest issues;
(iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                  *  * * * *

                   PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

              DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

   Pacific Investment Management Company LLC ("PIMCO") has adopted written proxy voting policies and procedures ("Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

   The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

   PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

   Clients may obtain a copy of PIMCO's written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client's proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client's proxy. In addition, a client may obtain copies of PIMCO's Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

  PROXY VOTING POLICIES AND PROCEDURES OF PIONEER INVESTMENT MANAGEMENT, INC.

                           VERSION DATED JULY, 2004

                                   OVERVIEW

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   ANY QUESTIONS ABOUT THESE POLICIES AND PROCEDURES SHOULD BE DIRECTED TO THE PROXY COORDINATOR.

                            PROXY VOTING PROCEDURES

PROXY VOTING SERVICE

   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

PROXY COORDINATOR

   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

REFERRAL ITEMS

   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

CONFLICTS OF INTEREST

   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

    . An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

    . An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

    . An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

    . A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

    . Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

SECURITIES LENDING

   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

SHARE-BLOCKING

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

RECORD KEEPING

   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

    . Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

    .  Retains a record of the vote cast;

    . Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

    . Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

    .  A record memorializing the basis for each referral vote cast;

    . A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

    . A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

   Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

DISCLOSURE

   Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

PROXY VOTING OVERSIGHT GROUP

   The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

   The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

AMENDMENTS

   Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

                             PROXY VOTING POLICIES

   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

ADMINISTRATIVE

   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

    .  Corporate name change.

    .  A change of corporate headquarters.

    .  Stock exchange listing.

    .  Establishment of time and place of annual meeting.

    .  Adjournment or postponement of annual meeting.

    .  Acceptance/approval of financial statements.

    . Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

    .  Approval of minutes and other formalities.

    .  Authorization of the transferring of reserves and allocation of income.

    .  Amendments to authorized signatories.

    .  Approval of accounting method changes or change in fiscal year-end.

    .  Acceptance of labor agreements.

    .  Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

AUDITORS

   We normally vote for proposals to:

    . Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

    .  Restore shareholder rights to ratify the auditors.

   We will normally oppose proposals that require companies to:

    .  Seek bids from other auditors.

    . Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

    .  Indemnify auditors.

    .  Prohibit auditors from engaging in non-audit services for the company.

BOARD OF DIRECTORS

   On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

GENERAL BOARD ISSUES

   Pioneer will vote for:

    . Audit, compensation and nominating committees composed of independent directors exclusively.

    . Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

    . Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

    .  Election of an honorary director.

   We will vote against:

    .  Minimum stock ownership by directors.

    . Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

    .  Requirements for union or special interest representation on the board.

    .  Requirements to provide two candidates for each board seat.

   We will vote on a case-by case basis on these issues:

    . Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

ELECTIONS OF DIRECTORS

   In uncontested elections of directors we will vote against:

    . Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

    . Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

   We will also vote against:

    . Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

    . Directors who appear to lack independence or are associated with very poor corporate performance.

   We will vote on a case-by case basis on these issues:

    . Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

    .  Contested election of directors.

    . Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

    .  Mandatory retirement policies.

    . Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

TAKEOVER-RELATED MEASURES

   Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high. Pioneer will vote for:

    .  Cumulative voting.

    .  Increase ability for shareholders to call special meetings.

    .  Increase ability for shareholders to act by written consent.

    .  Restrictions on the ability to make greenmail payments.

    .  Submitting rights plans to shareholder vote.

    .  Rescinding shareholder rights plans ("poison pills").

    .  Opting out of the following state takeover statutes:

    . Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

    . Control share cash-out provisions, which require large holders to acquire shares from other holders.

    . Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

    . Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

    . Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

    .  Fair price provisions.

    .  Authorization of shareholder rights plans.

    .  Labor protection provisions.

    .  Mandatory classified boards.

   We will vote on a case-by-case basis on the following issues:

    . Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

    . Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

    .  Proposals that allow shareholders to nominate directors.

   We will vote against:

    .  Classified boards, except in the case of closed-end mutual funds.

    . Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

    .  Classes of shares with unequal voting rights.

    .  Supermajority vote requirements.

    . Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

    . Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

    .  Extension of advance notice requirements for shareholder proposals.

    . Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

    . Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

CAPITAL STRUCTURE

   Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

   Pioneer will vote for:

    .  Changes in par value.

    .  Reverse splits, if accompanied by a reduction in number of shares.

    . Share repurchase programs, if all shareholders may participate on equal terms.

    .  Bond issuance.

    .  Increases in "ordinary" preferred stock.

    . Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

    .  Cancellation of company treasury shares.

   We will vote on a case-by-case basis on the following issues:

    . Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

    . Increase in authorized common stock. We will make a determination considering, among other factors:

    .  Number of shares currently available for issuance;

    . Size of requested increase (we would normally approve increases of up to 100% of current authorization);

    .  Proposed use of the additional shares; and

    . Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

    . Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

    .  Proposals to submit private placements to shareholder vote.

    .  Other financing plans.

   We will vote against preemptive rights that we believe limit a company's financing flexibility.

COMPENSATION

   Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

   Pioneer will vote for:

    .  401(k) benefit plans.

    . Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

    . Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

    .  Amendments to performance plans to conform with OBRA;

    .  Caps on annual grants or amendments of administrative features;

    .  Adding performance goals; and

    .  Cash or cash-and-stock bonus plans.

    . Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

    .  Require that option repricings be submitted to shareholders.

    .  Require the expensing of stock-option awards.

    . Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

    . Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

   We will vote on a case-by-case basis on the following issues:

    . Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       . The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

          Dilution = (A + B + C) / (A + B + C + D), where
          A = Shares reserved for plan/amendment,
          B = Shares available under continuing plans, C = Shares granted but unexercised and D = Shares outstanding.

    .  The plan must not:

       . Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

       . Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

    . We are generally in favor of proposals that increase participation beyond executives.

    . We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

    . We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

    . We generally support proposals asking companies to adopt stock holding periods for their executives.

    .  All other employee stock purchase plans.

    . All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

    . All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

   We will vote against:

    . Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

    .  Elimination of stock option plans.

   We will vote on a case-by case basis on these issues:

    .  Limits on executive and director pay.

    .  Stock in lieu of cash compensation for directors.

CORPORATE GOVERNANCE

   Pioneer will vote for:

    .  Confidential Voting.

    . Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

    . Proposals requiring directors to disclose their ownership of shares in the company.

   We will vote on a case-by-case basis on the following issues:

    . Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

    .  Bundled proposals. We will evaluate the overall impact of the proposal.

    .  Adopting or amending the charter, bylaws or articles of association.

    . Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

   We will vote against:

    . Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

    .  Limitations on stock ownership or voting rights.

    .  Reduction in share ownership disclosure guidelines.

MERGERS AND RESTRUCTURINGS

   Pioneer will vote on the following and similar issues on a case-by-case basis:

    .  Mergers and acquisitions.

    . Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

    .  Debt restructurings.

    .  Conversion of securities.

    .  Issuance of shares to facilitate a merger.

    .  Private placements, warrants, convertible debentures.

    . Proposals requiring management to inform shareholders of merger opportunities.

   We will normally vote against shareholder proposals requiring that the company be put up for sale.

MUTUAL FUNDS

   Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

   Pioneer will vote for:

    .  Establishment of new classes or series of shares.

    .  Establishment of a master-feeder structure.

   Pioneer will vote on a case-by-case on:

    . Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

    .  Approval of new or amended advisory contracts.

    .  Changes from closed-end to open-end format.

    .  Authorization for, or increase in, preferred shares.

    .  Disposition of assets, termination, liquidation, or mergers.

    . Classified boards of closed-end mutual funds, but will typically support such proposals.

SOCIAL ISSUES

   Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

    .  Conduct studies regarding certain issues of public concern and interest;

    . Study the feasibility of the company taking certain actions with regard to such issues; or

    . Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

   We believe these issues are important and should receive management attention. Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

                      RAINIER INVESTMENT MANAGEMENT, INC.

                           2008 PROXY VOTING POLICY

                             SUMMARY & PROCEDURES

                                 INTRODUCTION
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   This statement sets forth the proxy voting policy of Rainier Investment Management, Inc.(R) ("RIM") and is intended to be in compliance with 17 CFR
270. 30b1-4 and 17 CFR 275.206(4)-6, rules relating to the voting of proxies by registered investment advisers and investment companies registered under Investment Company Act of 1940.

   RIM clients include mutual funds, employee benefit plans, corporations, charitable organizations and individuals. As an investment adviser, RIM is a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. The duty of care requires RIM, when it has proxy voting authority, to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, RIM will cast the proxy votes in a manner consistent with the best interest of its clients and will not subrogate client interests to its own.

   RIM is the Adviser of the Rainier Investment Management Mutual Funds ("Funds"). RIM acts as a fiduciary of the Funds and shall vote the proxies of the Funds' portfolio securities in a manner consistent with the best interest of the Funds and its shareholders.

   RIM shall analyze each proxy on a case-by-case basis, informed by the guidelines elaborated below, subject to the requirement that all votes shall be cast solely in the long-term interest of its clients. RIM does not intend for these guidelines to be exhaustive. Hundreds of issues appear on proxy ballots every year, and it is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, RIM's guidelines are intended to cover the most significant and frequent proxy issues that arise. RIM shall revise its guidelines as events warrant.

                                  PROCEDURES
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PROCEDURES USED TO ADDRESS ANY POTENTIAL CONFLICTS OF INTEREST.

   RIM votes on a pre-established set of policy guidelines and on the recommendations of an independent third party, Institutional Shareholder Services (ISS). ISS makes its recommendations based on its independent, objective analysis of the economic interests of shareholders. This process ensures that RIM votes in the best interests of advisory clients and mutual fund shareholders, and it insulates our voting decisions from any potential conflicts of interest. Subject to RIM Proxy Policy Committee procedures, RIM may also override ISS vote recommendations on a case-by case basis on:

    . Issues called out by other established proxy voting guidelines, such as the AFL-CIO Proxy Voting Guidelines

    .  Issues that ISS itself considers on a case-by-case basis

THE EXTENT TO WHICH RIM DELEGATES PROXY VOTING AUTHORITY TO OR RELIES ON RECOMMENDATIONS OF A THIRD PARTY.

   As noted above, RIM relies on the recommendations of ISS. We retain ultimate responsibility for the votes, and we have the ability to override ISS vote recommendations. We will only do so, however, if we believe that a different vote is in the best interests of our clients and mutual fund shareholders.

   To the extent RIM desires to override ISS's vote recommendations for the reasons noted above, RIM (through its Proxy Policy Committee) will consider whether the proxy voting decision poses a material conflict between RIM's interest and that of the relevant clients. If RIM determines that a proxy proposal raises a material conflict between RIM's interests and a client's interest, RIM will resolve such a conflict in the manner described below, in its discretion:

      (i) RIM may follow the recommendation of another nationally recognized third-party proxy advisory service, and document RIM's reasons for overriding ISS and vote in accordance with the recommendation of the other third party;

      (ii) RIM may decide independently how to vote the proxies notwithstanding its material conflict of interest, provided it carefully and fully documents its reasons for voting in the manner proposed;

      (iii) RIM may, in its discretion, disclose the conflict to each affected client and vote as directed by the client, if RIM receives a timely response from the client (and RIM may abstain from voting in the absence of a timely client response);

      (iv) RIM may erect information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict;

      (v) RIM may abstain from voting on the proposal, if (a) RIM determines that an abstention is in the best interest of the affected clients as a whole, (b) the expected benefit to the affected clients as a whole of voting the proxy exceeds the costs of voting the proxy, (c) RIM concludes that the value of the affected clients' economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) RIM has not received a timely response from the client; or

      (vi) RIM may implement any other procedure that results in a decision that is demonstrably based on the client's best interest and not the product of the conflict.

THE EXTENT TO WHICH RIM WILL SUPPORT OR GIVE WEIGHT TO THE VIEWS OF MANAGEMENT OF A PORTFOLIO COMPANY.

   We base our voting decisions on our policy guidelines and on ISS recommendations, both of which are driven by considerations of the best interests of our clients and mutual fund shareholders. We vote in favor of management positions only when they coincide with the best interests of our clients and mutual fund shareholders.

POLICIES AND PROCEDURES RELATING TO MATTERS SUBSTANTIALLY AFFECTING THE RIGHTS OF THE HOLDERS OF THE SECURITY BEING VOTED.

   Our policy guidelines include a section devoted specifically to shareholder rights. We generally support shareholder voting rights and oppose efforts to restrict them.

DISCLOSURE TO CLIENTS.

   RIM will disclose to its clients how they may obtain information from RIM about how RIM voted with respect to their securities. RIM will provide to its clients a description or a copy of these proxy voting policies and procedures.

BOOKS AND RECORDS MAINTAINED BY RIM.

   In connection with voting proxies and these Proxy Voting Policies and Procedures, RIM maintains (in hardcopy or electronic form) such books and records as may be required by applicable law, rules or regulations, including:

    .  RIM's policies and procedures relating to voting proxies;

    . A copy of each proxy statement that RIM receives regarding clients' securities, provided that RIM may rely on (a) a third party to make and retain, on RIM's behalf, pursuant to a written undertaking, a copy of proxy statements or (b) obtaining a copy of proxy statements from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system;

    . A record of each vote cast by RIM on behalf of clients, provided that RIM may rely on a third party to make and retain, on RIM's behalf, pursuant to a written undertaking, records of votes cast;

    . Copies of any documents created by RIM that were material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for that decision; and

    . A record of each written client request for proxy voting information and a copy of any written response by RIM to any written or oral client request for information on how RIM voted proxies on behalf of the requesting client.

   Such books and records will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in RIM's main business office.

[LOGO]
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                   2008 U.S. PROXY VOTING GUIDELINES SUMMARY

                            ISS GOVERNANCE SERVICES

                               DECEMBER 17, 2007

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Copyright (C) 2007 by RiskMetrics Group.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

Risk Management |   RiskMetrics Labs |   ISS Governance Services |   Financial Research Analysis

                              www.riskmetrics.com

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                            ISS GOVERANCE SERVICES
                   2008 U.S. PROXY VOTING GUIDELINES SUMMARY

                EFFECTIVE FOR MEETINGS ON OR AFTER FEB 1, 2008
                             UPDATED DEC 17, 2007

   The following is a condensed version of the proxy voting recommendations contained in the ISS Governance Services ("155") Proxy Voting Manual.

TABLE OF CONTENTS

1. OPERATIONAL ITEMS..............................................................................  7
   Adjourn Meeting................................................................................  7
   Amend Quorum Requirements......................................................................  7
   Amend Minor Bylaws.............................................................................  7
   Auditor Indemnification and Limitation of Liability............................................  7
   Auditor Ratification...........................................................................  7
   Change Company Name............................................................................  8
   Change Date, Time, or Location of Annual Meeting...............................................  8
   Transact Other Business........................................................................  8

2. BOARD OF DIRECTORS.............................................................................  9
   Voting on Director Nominees in Uncontested Elections...........................................  9
   2008 Classification of Directors............................................................... 11
   Age Limits..................................................................................... 13
   Board Size..................................................................................... 13
   Classification/Declassification of the Board................................................... 13
   Cumulative Voting.............................................................................. 13
   Director and Officer Indemnification and Liability Protection.................................. 13
   Establish/Amend Nominee Qualifications......................................................... 14
   Filling Vacancies/Removal of Directors......................................................... 14
   Independent Chair (Separate Chair/CEO)......................................................... 14
   Majority of Independent Directors/Establishment of Committees.................................. 15
   Majority Vote Shareholder Proposals............................................................ 16
   Office of the Board............................................................................ 16
   Open Access.................................................................................... 16
   Performance Test for Directors................................................................. 16
   Stock Ownership Requirements................................................................... 17
   Term Limits.................................................................................... 18

3. PROXY CONTESTS................................................................................. 19
   Voting for Director Nominees in Contested Elections............................................ 19
   Reimbursing Proxy Solicitation Expenses........................................................ 19
   Confidential Voting............................................................................ 19

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES................................................ 20
   Advance Notice Requirements for Shareholder Proposals/Nominations.............................. 20
   Amend Bylaws without Shareholder Consent....................................................... 20

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   Poison Pills............................................................................... 20
   Shareholder Ability to Act by Written Consent.............................................. 20
   Shareholder Ability to Call Special Meetings............................................... 21
   Supermajority Vote Requirements............................................................ 21

5. MERGERS AND CORPORATE RESTRUCTURINGS....................................................... 22
 OVERALL APPROACH............................................................................. 22
   Appraisal Rights........................................................................... 22
   Asset Purchases............................................................................ 22
   Asset Sales................................................................................ 23
   Bundled Proposals.......................................................................... 23
   Conversion of Securities................................................................... 23
   Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged
     Buyouts/Wrap Plans....................................................................... 23
   Formation of Holding Company............................................................... 24
   Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark).................... 24
   Joint Ventures............................................................................. 25
   Liquidations............................................................................... 25
   Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition............ 25
   Private Placements/Warrants/Convertible Debentures......................................... 25
   Spinoffs................................................................................... 26
   Value Maximization Proposals............................................................... 26

6. STATE OF INCORPORATION..................................................................... 27
   Control Share Acquisition Provisions....................................................... 27
   Control Share Cash-Out Provisions.......................................................... 27
   Disgorgement Provisions.................................................................... 27
   Fair Price Provisions...................................................................... 27
   Freeze-Out Provisions...................................................................... 28
   Greenmail.................................................................................. 28
   Reincorporation Proposals.................................................................. 28
   Stakeholder Provisions..................................................................... 28
   State Antitakeover Statutes................................................................ 28

7. CAPITAL STRUCTURE.......................................................................... 29
   Adjustments to Par Value of Common Stock................................................... 29
   Common Stock Authorization................................................................. 29
   Dual-Class Stock........................................................................... 29
   Issue Stock for Use with Rights Plan....................................................... 29
   Preemptive Rights.......................................................................... 29
   Preferred Stock............................................................................ 30
   Recapitalization........................................................................... 30
   Reverse Stock Splits....................................................................... 30
   Share Repurchase Programs.................................................................. 30
   Stock Distributions: Splits and Dividends.................................................. 31
   Tracking Stock............................................................................. 31

8. EXECUTIVE AND DIRECTOR COMPENSATION........................................................ 32
 EQUITY COMPENSATION PLANS.................................................................... 32
   Cost of Equity Plans....................................................................... 32

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   Repricing Provisions................................................................... 32
   Pay-for-Performance Disconnect......................................................... 33
   Three-Year Burn Rate/Burn Rate Commitment.............................................. 34
   Poor Pay Practices..................................................................... 35

  SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:................... 37
   Dividend Equivalent Rights............................................................. 37
   Liberal Share Recycling Provisions..................................................... 37
   Option Overhang Cost................................................................... 37

  OTHER COMPENSATION PROPOSALS AND POLICIES............................................... 38
   401(k) Employee Benefit Plans.......................................................... 38
   Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals.............. 38
   Director Compensation.................................................................. 39
   Director Retirement Plans.............................................................. 40
   Employee Stock Ownership Plans (ESOPs)................................................. 40
   Employee Stock Purchase Plans--Qualified Plans......................................... 40
   Employee Stock Purchase Plans--Non-Qualified Plans..................................... 40
   Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation
     Proposals)........................................................................... 40
   Options Backdating..................................................................... 41
   Option Exchange Programs/Repricing Options............................................. 41
   Stock Plans in Lieu of Cash............................................................ 42
   Transfer Programs of Stock Options..................................................... 42

  SHAREHOLDER PROPOSALS ON COMPENSATION................................................... 43
   Advisory Vote on Executive Compensation (Say-on-Pay)................................... 43
   Compensation Consultants-Disclosure of Board or Company's Utilization.................. 43
   Disclosure/Setting Levels or Types of Compensation for Executives and Directors........ 43
   Pay for Superior Performance........................................................... 43
   Performance-Based Awards............................................................... 44
   Pension Plan Income Accounting......................................................... 45
   Pre-Arranged Trading Plans (10b5-1 Plans).............................................. 45
   Recoup Bonuses......................................................................... 45
   Severance Agreements for Executives/Golden Parachutes.................................. 45
   Share Buyback Holding Periods.......................................................... 46
   Stock Ownership or Holding Period Guidelines........................................... 46
   Supplemental Executive Retirement Plans (SERPs)........................................ 46
   Tax Gross-Up Proposals................................................................. 46

9. CORPORATE SOCIAL RESPONSIBILITY (CSR) ISSUES........................................... 47
  ANIMAL WELFARE.......................................................................... 47
   Animal Testing......................................................................... 47
   Animal Welfare Policies................................................................ 47
   Controlled Atmosphere Killing (CAK).................................................... 47

  CONSUMER ISSUES......................................................................... 47
   Genetically Modified Ingredients....................................................... 47
   Consumer Lending....................................................................... 48
   Pharmaceutical Pricing................................................................. 48
   Pharmaceutical Product Reimportation................................................... 48

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   Product Safety and Toxic Materials.............................................................. 49
   Tobacco......................................................................................... 49

  DIVERSITY........................................................................................ 50
   Board Diversity................................................................................. 50
   Equality of Opportunity and Glass Ceiling....................................................... 51
   Sexual Orientation and Domestic Partner Benefits................................................ 51

  CLIMATE CHANGE AND THE ENVIRONMENT............................................................... 51
   Climate Change.................................................................................. 51
   Concentrated Area Feeding Operations (CAFO)..................................................... 52
   Energy Efficiency............................................................................... 52
   Facility Safety (Nuclear and Chemical Plant Safety)............................................. 52
   General Environmental Reporting................................................................. 52
   Greenhouse Gas Emissions........................................................................ 52
   Operations in Protected Areas................................................................... 53
   Recycling....................................................................................... 53
   Renewable Energy................................................................................ 53

  GENERAL CORPORATE ISSUES......................................................................... 53
   Charitable Contributions........................................................................ 53
   CSR Compensation-Related Proposals.............................................................. 54
   HIV/AIDS........................................................................................ 54
   Lobbying Expenditures/Initiatives............................................................... 54
   Political Contributions and Trade Associations Spending......................................... 55

  INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS............................................. 55
   China Principles................................................................................ 55
   Codes of Conduct................................................................................ 55
   Community Impact Assessments.................................................................... 56
   Foreign Military Sales/Offsets.................................................................. 56
   Internet Privacy and Censorship................................................................. 56
   MacBride Principles............................................................................. 57
   Nuclear and Depleted Uranium Weapons............................................................ 57
   Operations in High Risk Markets................................................................. 57
   Outsourcing/Offshoring.......................................................................... 58
   Vendor Standards................................................................................ 58

  SUSTAINABILITY................................................................................... 58
   Sustainability Reporting........................................................................ 58

10. MUTUAL FUND PROXIES............................................................................ 59
   Election of Directors........................................................................... 59
   Converting Closed-end Fund to Open-end Fund..................................................... 59
   Proxy Contests.................................................................................. 59
   Investment Advisory Agreements.................................................................. 59
   Approving New Classes or Series of Shares....................................................... 60
   Preferred Stock Proposals....................................................................... 60
   1940 Act Policies............................................................................... 60
   Changing a Fundamental Restriction to a Nonfundamental Restriction.............................. 60

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   Change Fundamental Investment Objective to Nonfundamental....................................... 60
   Name Change Proposals........................................................................... 60
   Change in Fund's Subclassification.............................................................. 61
   Disposition of Assets/Termination/Liquidation................................................... 61
   Changes to the Charter Document................................................................. 61
   Changing the Domicile of a Fund................................................................. 61
   Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval............ 62
   Distribution Agreements......................................................................... 62
   Master-Feeder Structure......................................................................... 62
   Mergers......................................................................................... 62

  SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS........................................................... 62
   Establish Director Ownership Requirement........................................................ 62
   Reimburse Shareholder for Expenses Incurred..................................................... 62
   Terminate the Investment Advisor................................................................ 62

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1. OPERATIONAL ITEMS

ADJOURN MEETING

   Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

   Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes 'other business."

AMEND QUORUM REQUIREMENTS

   Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

   Vote FOR by Law or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

   Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

    . The terms of the auditor agreement- the degree to which these agreements impact shareholders rights;

    .  Motivation and rationale for establishing the agreements;

    .  Quality of disclosure; and

    .  Historical practices in the audit area.

   WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION

   Vote FOR proposals to ratify auditors, unless any of the following apply:

    . An auditor has a financial interest in or association with the company, and is therefore not independent;

    . There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

    . Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

    .  Fees for non-audit services ("Other" fees) are excessive.

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   Non-audit fees are excessive if:

   Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

   Tax compliance and preparation include the preparation of original, and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

   In circumstances where 'Other' fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee' category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

   Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

   Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

    .  The tenure of the audit firm;

    .  The length of rotation specified in the proposal;

    .  Any significant audit-related issues at the company;

    .  The number of Audit Committee meetings held each year;

    .  The number of financial experts serving on the committee; and

    . Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME

   Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

   Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

   Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS

   Vote AGAINST proposals to approve other business when it appears as voting item.

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2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

   Vote on director nominees should be determined on a CASE-BY-CASE basis.

   Vote AGAINST or WITHHOLD/1/ from individual directors who:

    . Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

    .  Sit on more than six public company boards;

    . Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

   Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

    . The company's proxy indicates that not alt directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

    . The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

    . The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

    . The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

    . The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

    . The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

    . At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

    . The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors";

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/1/ In general, companies with a plurality vote standard use "Withhold" as the valid contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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    . The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election-any or all appropriate nominees (except new) may be held accountable.

   Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

    . The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

    . The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

    . The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

    .  The full board is less than majority independent.

   Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

    . The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

    . Poor accounting practices are identified which rise to a Level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

    . There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

   Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

    . There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

    . The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

    . The company fails to submit one-time transfers of stock options to a shareholder vote;

    . The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

    .  The company has backdated options (see "Options Backdating" policy);

    . The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as welt.

   Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

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2008 CLASSIFICATION OF DIRECTORS

INSIDE DIRECTOR (I)

    .  Employee of the company or one of its affiliates/1/

    . Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

    .  Listed as a Section 16 officer/2/

    .  Current interim CEO;

    . Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

    .  Board attestation that an outside director is not independent;

    .  Former CEO of the company/3/

    .  Former CEO of an acquired company within the past five years;

    . Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;/4/

    . Former executive/2/ of the company, an affiliate or an acquired firm within the past five years;

    . Executive/2/ of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

    . Executive/2/, former executive, general or limited partner of a joint venture or partnership with the company;

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FOOTNOTES:

/1/ "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
/2/ "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function). A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider. If the company provides additional disclosure that the director is not receiving additional compensation for serving in that capacity, then the director will be classified as an Independent Outsider.
/3/ Includes any former CEO of the company prior to the company's initial public offering (IPO).
/4/ ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS wilt also consider if a formal search process was underway for a full-time CEO at the time.

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    .  Relative/5/ of a current Section 16 officer of company or its affiliates;

    . Relative/5/ of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);

    . Relative/5/ of former Section 16 officer, of company or its affiliate within the last five years;

    . Currently provides (or a relative/5/ provides) professional services/6/ to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

    . Employed by (or a relative/5/ is employed by) a significant customer or supplier/7/

    . Has (or a relative/5/ has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement;

    . Any material financial tie or other related party transactional relationship to the company;

    . Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

    . Has (or a relative/5/ has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee;/8/

    .  Founder/9/ of the company but not currently an employee;

    . Is (or a relative/5/ is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments/7/ from the company or its affiliates/1/.

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FOOTNOTES:

/5/ "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
/6/ Professional services can be characterized as advisory in nature and generally include the following: investment banking I financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
/7/ If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).
/8/ Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or (b) executive officers sitting on each other's boards and at Least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).
/9/ The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

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INDEPENDENT OUTSIDE DIRECTOR (IO)

    .  No material/10/ connection to the company other than a board seat.

AGE LIMITS

   Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE

   Vote FOR proposals seeking to fix the board size or designate a range for the board size.

   Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

   Vote AGAINST proposals to classify the board.

   Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

   Generally vote AGAINST proposals to eliminate cumulative voting.

   Generally vote FOR proposals to restore or provide for cumulative voting unless:

    . The company has proxy access or a similar structure/2/ to allow shareholders to nominate directors to the company's ballot; and

    . The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

   Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

   Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

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/2/ Similar structure" would be a structure that allows shareholders to nominate candidates who the company will include on the management ballot IN ADDITION TO management's nominees, and their bios are included in management's proxy.
/10/ For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

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   Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

   Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to Liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

   Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e., "permissive indemnification) but that previously the company was not required to indemnify.

   Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

    . If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

    .  If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

   Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

   Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

   Vote AGAINST proposals that provide that directors may be removed only for cause.

   Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

   Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

   Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

   Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

    . Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman,

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      or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

       . presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

       .  serves as liaison between the chairman and the independent directors;

       .  approves information sent to the board;

       .  approves meeting agendas for the board;

       . approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

       .  has the authority to call meetings of the independent directors;

       . if requested by major shareholders, ensures that he is available for consultation and direct communication;

    . The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

    . The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

    .  Two-thirds independent board;

    .  All independent key committees;

    .  Established governance guidelines;

    . The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

    .  The company does not have any problematic governance issues.

   Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.
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* The industry peer group used for this evaluation is the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

   Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.)

   Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

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MAJORITY VOTE SHAREHOLDER PROPOSALS

   Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve- out for a plurality vote standard when there are more nominees than board seats.

   Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD

   Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

    . Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

    . Effectively disclosed information with respect to this structure to its shareholders;

    . Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

    . The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

   Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

    .  The ownership threshold proposed in the resolution;

    . The proponent's rationale for the proposal at the targeted company in terms of board and director conduct.

PERFORMANCE TEST FOR DIRECTORS

   On a CASE-BY-CASE basis, Vote AGAINST or WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

   One measurement is a market-based performance metric and three measurements are tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth (or operating income growth for companies in the financial sector), and

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pre-tax operating Return on Invested Capital (ROIC) (or Return on Average Assets (ROAA) for companies in the financial sector) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows:

   40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

   The table below summarizes the framework:

METRICS                                  BASIS OF EVALUATION WEIGHTING 2/ND/ WEIGHTING
- -------                                  ------------------- --------- -------------
OPERATIONAL PERFORMANCE.................                                     50%
5-YEAR AVERAGE PRE-TAX OPERATING ROIC OR    MANAGEMENT
  ROAA*.................................    EFFICIENCY IN
                                            DEPLOYING
                                            ASSETS             33.3%
5-YEAR SALES GROWTH.....................    TOP-LINE           33.3%
5-YEAR EBITDA GROWTH OR OPERATING INCOME
  GROWTH*...............................    CORE-EARNINGS      33.3%
                                                               ----
SUB TOTAL...............................                        100%
                                                               ====
STOCK PERFORMANCE.......................                                     50%
5-YEAR TSR..............................    MARKET
                                                                            ---
TOTAL...................................                                    100%
                                                                            ===

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*  Metric applies to companies in the financial sector

   Adopt a two-phase approach. In Year 1, the worst performers (bottom 5 percent) within each of the 24 GICS groups receive are noted. In Year 2, consider a vote AGAINST or WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. Take into account various factors including:

    .  Year-to-date performance;

    .  Situational circumstances;

    .  Change in management/board;

    .  Overall governance practices.

STOCK OWNERSHIP REQUIREMENTS

   Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

   Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

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TERM LIMITS

   Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

   Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

    . Long-term financial performance of the target company relative to its industry;

    .  Management's track record;

    .  Background to the proxy contest;

    .  Qualifications of director nominees (both slates);

    . Strategic plan of dissident slate and quality of critique against management;

    . Likelihood that the proposed goals and objectives can be achieved (both slates);

    .  Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

   Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

   Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

    . The election of fewer than 50% of the directors to be elected is contested in the election;

    .  One or more of the dissident's candidates is elected;

    .  Shareholders are not permitted to cumulate their votes for directors; and

    . The election occurred, and the expenses were incurred, after the adoption of this bylaw.

CONFIDENTIAL VOTING

   Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

   Vote FOR management proposals to adopt confidential voting.

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4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

   Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

   Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

   Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

   Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

    .  Shareholders have approved the adoption of the plan; or

    . The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this fiduciary out wilt be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

   Vote FOR shareholder proposals catting for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

   Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

    .  No lower than a 20% trigger, flip-in or flip-over;

    .  A term of no more than three years;

    . No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

    . Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

   Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

   Vote FOR proposals to allow or make easier shareholder action by written consent.

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SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

   Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

   Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

   Vote AGAINST proposals to require a supermajority shareholder vote.

   Vote FOR proposals to lower supermajority vote requirements.

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5. MERGERS AND CORPORATE RESTRUCTURINGS

OVERALL APPROACH

   For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

    . VALUATION--Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

    . MARKET REACTION--How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

    . STRATEGIC RATIONALE--Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

    . NEGOTIATIONS AND PROCESS--Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation 'wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

    . CONFLICTS OF INTEREST--Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "155 Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

    . GOVERNANCE--Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

   Vote FOR proposals to restore, or provide shareholders with rights of appraisal.

ASSET PURCHASES

   Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

    .  Purchase price;

    .  Fairness opinion;

    .  Financial and strategic benefits;

    .  How the deal was negotiated;

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    .  Conflicts of interest;

    .  Other alternatives for the business;

    .  Non-completion risk.

ASSET SALES

   Vote CASE-BY-CASE on asset sales, considering the following factors:

    .  Impact on the balance sheet/working capital;

    .  Potential elimination of diseconomies;

    .  Anticipated financial and operating benefits;

    .  Anticipated use of funds;

    .  Value received for the asset;

    .  Fairness opinion;

    .  How the deal was negotiated;

    .  Conflicts of interest.

BUNDLED PROPOSALS

   Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

   Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

   Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

   Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

    .  Dilution to existing shareholders' position;

    .  Terms of the offer;

    .  Financial issues;

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    .  Management's efforts to pursue other alternatives;

    .  Control issues;

    .  Conflicts of interest.

   Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

   Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

    .  The reasons for the change;

    .  Any financial or tax benefits;

    .  Regulatory benefits;

    .  Increases in capital structure;

    .  Changes to the articles of incorporation or bylaws of the company.

   Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

    . Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

    .  Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

   Vote CASE-BY-CASE on going private transactions, taking into account the following:

    .  Offer price/premium;

    .  Fairness opinion;

    .  How the deal was negotiated;

    .  Conflicts of interest;

    .  Other alternatives/offers considered; and

    .  Non-completion risk.

   Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

    . Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

    .  Cash-out value;

    . Whether the interests of continuing and cashed-out shareholders are balanced; and

    .  The market reaction to public announcement of transaction.

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JOINT VENTURES

   Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

    .  Percentage of assets/business contributed;

    .  Percentage ownership;

    .  Financial and strategic benefits;

    .  Governance structure;

    .  Conflicts of interest;

    .  Other alternatives;

    .  Noncompletion risk.

LIQUIDATIONS

   Vote CASE-BY-CASE on liquidations, taking into account the following:

    .  Management's efforts to pursue other alternatives;

    .  Appraisal value of assets; and

    .  The compensation plan for executives managing the liquidation.

   Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

   Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

   Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

    .  Dilution to existing shareholders' position;

    .  Terms of the offer;

    .  Financial issues;

    .  Management's efforts to pursue other alternatives;

    .  Control issues;

    .  Conflicts of interest.

   Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

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SPINOFFS

   Vote CASE-BY-CASE on spin-offs, considering:

    .  Tax and regulatory advantages;

    .  Planned use of the sale proceeds;

    .  Valuation of spinoff;

    .  Fairness opinion;

    .  Benefits to the parent company;

    .  Conflicts of interest;

    .  Managerial incentives;

    .  Corporate governance changes;

    .  Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

   Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or Liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

    .  Prolonged poor performance with no turnaround in sight;

    .  Signs of entrenched board and management;

    .  Strategic plan in place for improving value;

    .  Likelihood of receiving reasonable value in a sale or dissolution; and

    . Whether company is actively exploring its strategic options, including retaining a financial advisor.

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6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

   Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

   Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

   Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

   Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

   Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

   Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

   Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sate of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

   Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

   Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

   Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

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FREEZE-OUT PROVISIONS

   Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

   Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

   Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

   Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

   Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

    .  The reasons for reincorporating;

    .  A comparison of the governance provisions;

    .  Comparative economic benefits; and

    .  A comparison of the jurisdictional Laws.

   Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

   Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

   Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

   Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

   Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

   Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

   In addition, for capital requests Less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

    .  Rationale;

    . Good performance with respect to peers and index on a five-year total shareholder return basis;

    .  Absence of non-shareholder approved poison pill;

    .  Reasonable equity compensation burn rate;

    .  No non-shareholder approved pay plans; and

    .  Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

   Vote AGAINST proposals to create a new class of common stock with superior voting rights.

   Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

   Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

    . It is intended for financing purposes with minimal or no dilution to current shareholders;

    . It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

   Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

   Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

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PREFERRED STOCK

   Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ('blank check' preferred stock).

   Vote FOR proposals to create 'declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

   Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

   Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

   Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

   Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

    .  More simplified capital structure;

    .  Enhanced liquidity;

    .  Fairness of conversion terms;

    .  Impact on voting power and dividends;

    .  Reasons for the reclassification;

    .  Conflicts of interest; and

    .  Other alternatives considered.

REVERSE STOCK SPLITS

   Vote FOR management proposals to implement a reverse stock split when the number of authorized shares wilt be proportionately reduced.

   Vote FOR management proposals to implement a reverse stock split to avoid delisting.

   Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

   Vote FOR management proposals to institute open-market share repurchase plans in which alt shareholders may participate on equal terms.

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STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

   Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

   Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

    .  Adverse governance changes;

    .  Excessive increases in authorized capital stock;

    .  Unfair method of distribution;

    .  Diminution of voting rights;

    .  Adverse conversion features;

    .  Negative impact on stock option plans; and

    .  Alternatives such as spin-off.

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8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

   Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

    .  The total cost of the company's equity plans is unreasonable;

    . The plan expressly permits the repricing of stock options without prior shareholder approval;

    .  There is a disconnect between CEO pay and the company's performance;

    . The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

    .  The plan is a vehicle for poor pay practices.

   Each of these factors is described below:

COST OF EQUITY PLANS

   Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

   The cost of the equity plans is expressed as Shareholder Value Transfer
(SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

   The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

   Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

   Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

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PAY-FOR-PERFORMANCE DISCONNECT

   Generally vote AGAINST plans in which:

    . There is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

    .  The main source of the pay increase (over half) is equity-based; and

    .  The CEO is a participant of the equity proposal.

   Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, value of non-equity incentive payouts, present value of stock options, face value of restricted stock, target value of performance-based awards, change in pension value and nonqualified deferred compensation earnings, and all other compensation) increasing over the previous year.

   Vote AGAINST or WITHHOLD votes from the Compensation Committee members when the company has a pay- for-performance disconnect.

   On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for- performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

    . The compensation committee has reviewed all, components of the CEO's compensation, including the following:

      - Base salary, bonus, long-term incentives;

      - Accumulative realized and unrealized stock option and restricted stock gains;

      - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

      - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

      - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

    . A tally sheet with all the above components should be disclosed for the following termination scenarios:

      - Payment if termination occurs within 12 months: $

      - Payment if "not for cause" termination occurs within 12 months: $

      - Payment if "change of control" termination occurs within 12 months:
   $

    . The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or Long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

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   The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The Level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

    . The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options/3/ or performance-accelerated grants./4/ Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

   The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

    . The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

   Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over 2 percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

   The annual burn rate is calculated as follows:

   Annual Burn rate = (# of options granted + # of full value shares awarded * Multiplier)/Weighted Average common shares outstanding)

   However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

   If a company fails to fulfill its burn rate commitment, vote AGAINST or WITHHOLD from the compensation committee.

- --------
/3/ Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.
/4/ Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

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                             2008 BURN RATE TABLE

                                                 RUSSELL 3000        NON-RUSSELL 3000
                                             --------------------  --------------------
                                                   STANDARD  MEAN+       STANDARD  MEAN+
GICS        DESCRIPTION                      MEAN  DEVIATION STDEV MEAN  DEVIATION STDEV
- ----        -------------------------------- ----  --------- ----- ----  --------- -----
1010        Energy                           1.71%   1.39%   3.09% 2.12%   2.31%   4.43%
1510        Materials                        1.16%   0.77%   1.93% 2.23%   2.26%   4.49%
2010        Capital Goods                    1.51%   1.04%   2.55% 2.36%   2.03%   4.39%
2020        Commercial Services & Supplies   2.35%   1.70%   4.05% 2.20%   2.03%   4.23%
2030        Transportation                   1.59%   1.22%   2.80% 2.02%   2.08%   4.10%
2510        Automobiles & Components         1.89%   1.10%   2.99% 1.73%   2.05%   3.78%
2520        Consumer Durables & Apparel      2.02%   1.31%   3.33% 2.10%   1.94%   4.04%
2530        Hotels Restaurants & Leisure     2.15%   1.18%   3.33% 2.32%   1.93%   4.25%
2540        Media                            1.92%   1.35%   3.27% 3.33%   2.60%   5.93%
2550        Retailing                        1.86%   1.04%   2.90% 3.15%   2.65%   5.80%
3010, 3020,
  3030      Food & Staples Retailing         1.69%   1.23%   2.92% 1.82%   2.03%   3.85%
3510        Health Care Equipment & Services 2.90%   1.67%   4.57% 3.75%   2.65%   6.40%
3520        Pharmaceuticals & Biotechnology  3.30%   1.66%   4.96% 4.92%   3.77%   8.69%
4010        Banks                            1.27%   0.88%   2.15% 1.07%   1.12%   2.19%
4020        Diversified Financials           2.45%   2.07%   4.52% 4.41%   5.31%   9.71%
4030        Insurance                        1.21%   0.93%   2.14% 2.07%   2.28%   4.35%
4040        Real Estate                      1.04%   0.81%   1.85% 0.80%   1.21%   2.02%
4510        Software & Services              3.81%   2.30%   6.11% 5.46%   3.81%   9.27%
4520        Technology Hardware & Equipment  3.07%   1.74%   4.80% 3.43%   2.40%   5.83%
4530        Semiconductors & Semiconductor
            Equipment                        3.78%   1.81%   5.59% 4.51%   2.30%   6.81%
5010        Telecommunication Services       1.57%   1.23%   2.80% 2.69%   2.41%   5.10%
5510        Utilities                        0.72%   0.50%   1.22% 0.59%   0.66%   1.25%

   For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

ANNUAL STOCK PRICE VOLATILITY       MULTIPLIER
- -----------------------------       -----------------------------------------
54.6% and higher                    1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6% 1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1% 1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9% 1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%  1 full-value award will count as 3.5 option shares
Less than 7.9%                      1 full-value award will count as 4.0 option shares

POOR PAY PRACTICES

   Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

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   The following practices, while not exhaustive, are examples of poor compensation practices that may warrant voting against or withholding votes:

    .  Egregious employment contracts:

       . Contracts containing multi-year guarantees for salary increases, bonuses, and equity compensation;

    .  Excessive perks:

       . Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

    . Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

       . Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the Link to performance;

    .  Egregious pension/SERP (supplemental executive retirement plan) payouts:

       . Inclusion of additional years of service not worked that result in significant payouts

       . Inclusion of performance-based equity awards in the pension calculation;

    .  New CEO with overly generous new hire package:

       .  Excessive "make whole" provisions;

       .  Any of the poor pay practices listed in this policy;

    .  Excessive severance and/or change-in-control provisions:

       . Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

       . Severance paid for a "performance termination," (i.e., due to the executive's failure to perform job functions at the appropriate level);

       . Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

       . Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

    .  Poor disclosure practices:

       . Unclear explanation of how the CEO is involved in the pay setting process;

       .  Retrospective performance targets and methodology not discussed;

       . Methodology for benchmarking practices and/or peer group not disclosed and explained;

    .  Internal Pay Disparity:

       . Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

    .  Options backdating (covered in a separate policy);

    . Other excessive compensation payouts or poor pay practices at the company.

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SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

   Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

   Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSAR5) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OPTION OVERHANG COST

   Companies with sustained positive stock performance and high overhang cost (the overhang alone exceeds the allowable cap) attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider, on a CASE-BY-CASE basis, a carve-out of a portion of cost attributable to overhang, considering the following criteria:

    . PERFORMANCE: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

    . OVERHANG DISCLOSURE: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:

       . The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

       . The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

       .  The general vesting provisions of option grants; and

       . The distribution of outstanding option grants with respect to the named executive officers;

    . DILUTION: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn-rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company's unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year's weighted average shares outstanding (as used in the company's calculation of basic EPS) and divide the sum of the new

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      share request and alt available shares under the company's equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

    . Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

   Vote FOR proposals to implement a 401 (k) savings plan for employees.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS

   Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices. The following principles and factors should be considered:

   1. The following five global principles apply to all markets:

    . Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goats; and equity-based plan costs;

    . Avoid arrangements that risk "pay for failure": This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

    . Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

    .  Provide shareholders with clear, comprehensive compensation disclosures:
       This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

    . Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market Level, it may incorporate a variety of generally accepted best practices.

   2. For U.S. companies, vote CASE-BY-CASE considering the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

Relative Considerations:

    . Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

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    .  Evaluation of peer groups used to set target pay or award opportunities;

    . Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

    . Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

    .  Balance of fixed versus performance-driven pay;

    . Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

    . Evaluation of information and board rationale provided in CDELA about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

    . Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

DIRECTOR COMPENSATION

   Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

   On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

    . Director stock ownership guidelines with a minimum of three times the annual cash retainer.

    .  Vesting schedule or mandatory holding/deferral period:

      - A minimum vesting of three years for stock options or restricted stock;
   or

      - Deferred stock payable at the end of a three-year deferral period.

    .  Mix between cash and equity:

      - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

      - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

    . No retirement/benefits and perquisites provided to non-employee directors; and

    . Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

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DIRECTOR RETIREMENT PLANS

   Vote AGAINST retirement plans for non-employee directors.

   Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

   Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

   Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

    .  Purchase price is at least 85 percent of fair market value;

    .  Offering period is 27 months or less; and

    . The number of shares allocated to the plan is ten percent or less of the outstanding shares.

   Vote AGAINST qualified employee stock purchase plans where any of the following apply:

    .  Purchase price is less than 85 percent of fair market value; or

    .  Offering period is greater than 27 months; or

    . The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

   Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

    . Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

    . Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

    . Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

    . No discount on the stock price on the date of purchase since there is a company matching contribution.

   Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

   Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

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   Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

   Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of
Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

   Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING

   In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

    . Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

    .  Length of time of options backdating;

    .  Size of restatement due to options backdating;

    . Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

    . Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

   Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

    . Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

    . Rationale for the re-pricing--was the stock price decline beyond management's control?

    .  Is this a value-for-value exchange?

    .  Are surrendered stock options added back to the plan reserve?

    . Option vesting--does the new option vest immediately or is there a black-out period?

    . Term of the option--the term should remain the same as that of the replaced option;

    .  Exercise price--should be set at fair market or a premium to market;

    .  Participants--executive officers and directors should be excluded.

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   If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

   In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

   Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

   Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

   Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

   Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, 155 will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS

   One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

   Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

    . Executive officers and non-employee directors are excluded from participating;

    . Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

    . There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

   Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond managements control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

   Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO

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program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

    .  Eligibility;

    .  Vesting;

    .  Bid-price;

    .  Term of options;

    . Transfer value to third-party financial institution, employees and the company.

   Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

   Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

   Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

   Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

   Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

   Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

   Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

PAY FOR SUPERIOR PERFORMANCE

   Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives.

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   The proposal has the following principles:

    . Sets compensation targets for the Plan's annual and long-term incentive pay components at or below the peer group median;

    . Delivers a majority of the Plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;

    . Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

    . Establishes performance targets for each plan financial metric relative to the performance of the company's peer companies;

    . Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

   Consider the following factors in evaluating this proposal:

    . What aspects of the company's annual and tong-term equity incentive programs are performance driven?

    . If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

    . Can shareholders assess the correlation between pay and performance based on the current disclosure?

    . What type of industry and stage of business cycle does the company belong to?

PERFORMANCE-BASED AWARDS

   Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

    . First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

    . Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

   In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

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PENSION PLAN INCOME ACCOUNTING

   Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PRE-ARRANGED TRADING PLANS (10B5-1 PLANS)

   Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (l0bS-I plans) for executives. These principles include:

    . Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

    . Amendment or early termination of a 10b5-l Plan is allowed only under extraordinary circumstances, as determined by the board;

    . Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

    .  Reports on Form 4 must identify transactions made pursuant to a 10b5-1
       Plan;

    .  An executive may not trade in company stock outside the 10b5-1 Plan.

    . Trades under a 1 0b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

RECOUP BONUSES

   Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that Led to the awarding of unearned incentive compensation, taking into consideration:

    .  If the company has adopted a formal recoupment bonus policy; or

    . If the company has chronic restatement history or material financial problems.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

   Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

   Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

    .  The triggering mechanism should be beyond the control of management;

    . The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

    . Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

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SHARE BUYBACK HOLDING PERIODS

   Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

STOCK OWNERSHIP OR HOLDING PERIOD GUIDELINES

   Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. White ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

   Vote CASE-BY-CASE on shareholder proposals asking companies to adopt holding period or retention ratios for their executives, taking into account:

    . Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

       .  Rigorous stock ownership guidelines, or

       . A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or

       .  A meaningful retention ratio,

    . Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

   Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

   Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

TAX GROSS-UP PROPOSALS

   Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

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9. CORPORATE SOCIAL. RESPONSIBILITY (CSR) ISSUES

ANIMAL WELFARE

ANIMAL TESTING

   Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

    . The company is conducting animal testing programs that are unnecessary or not required by regulation;

    . The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

    . The company has been the subject of recent, significant controversy related to its testing programs.

ANIMAL WELFARE POLICIES

   Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

    . The company has already published a set of animal welfare standards and monitors compliance;

    . The company's standards are comparable to or better than those of peer firms; and

    . There are no recent, significant fines or litigation related to the company's treatment of animals.

CONTROLLED ATMOSPHERE KILLING (CAK)

   Generally vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

   Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods, considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

CONSUMER ISSUES

GENETICALLY MODIFIED INGREDIENTS

   Generally, vote AGAINST proposals asking restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

   Vote CASE-BY CASE on proposals asking food supply and genetic research companies to voluntarily Label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

   Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

    . The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

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    . The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

    . Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

    . Any voluntary labeling initiatives undertaken or considered by the company.

   Generally vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMO5). Health studies of this sort are better undertaken by regulators and the scientific community.

   Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better Left to federal regulators) that outweigh the economic benefits derived from biotechnology.

CONSUMER LENDING

   Vote CASE-BY CASE on requests for reports on the company's lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

    . Whether the company has adequately disclosed mechanisms in place to prevent abusive Lending practices;

    . Whether the company has adequately disclosed the financial risks of the lending products in question;

    . Whether the company has been subject to violations of lending laws or serious lending controversies;

    .  Peer companies' policies to prevent abusive lending practices.

PHARMACEUTICAL PRICING

   Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

   Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

    .  The existing level of disclosure on pricing policies;

    .  Deviation from established industry pricing norms;

    . The company's existing initiatives to provide its products to needy consumers;

    .  Whether the proposal focuses on specific products or geographic regions.

PHARMACEUTICAL PRODUCT REIMPORTATION

   Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

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   Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

PRODUCT SAFETY AND TOXIC MATERIALS

   Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

    . The company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report;

    . The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

    . The company has not been recently involved in relevant significant controversies or violations.

   Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic chemicals and/or evaluate and disclose the potential financial and Legal risks associated with utilizing certain chemicals, considering:

    .  Current regulations in the markets in which the company operates;

    . Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

    .  The current level of disclosure on this topic.

   Generally vote AGAINST resolutions requiring that a company reformulate its products.

TOBACCO

   Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

   Advertising to youth:

    . Whether the company complies with federal, state, and Local laws on the marketing of tobacco or if it has been fined for violations;

    .  Whether the company has gone as far as peers in restricting advertising;

    . Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

    .  Whether restrictions on marketing to youth extend to foreign countries.

   Cease production of tobacco-related products or avoid selling products to tobacco companies:

    .  The percentage of the company's business affected;

    . The economic loss of eliminating the business versus any potential tobacco-related liabilities.

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   Investment in tobacco-related stocks or businesses:

   Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

   Second-hand smoke:

    .  Whether the company complies with all local ordinances and regulations;

    . The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

    .  The risk of any health-related liabilities.

   Spin-off tobacco-related businesses:

    .  The percentage of the company's business affected;

    .  The feasibility of a spin-off;

    .  Potential future liabilities related to the company's tobacco business.

   Stronger product warnings:

   Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

DIVERSITY

BOARD DIVERSITY

   Generally vote FOR reports on the company's efforts to diversify the board, unless:

    . The board composition is reasonably inclusive in relation to companies of similar size and business; or

    . The board already reports on its nominating procedures and diversity initiatives.

   Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

   Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

    .  The degree of board diversity;

    .  Comparison with peer companies;

    .  Established process for improving board diversity;

    .  Existence of independent nominating committee;

    .  Use of outside search firm;

    .  History of EEO violations.

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EQUALITY OF OPPORTUNITY AND GLASS CEILING

   Generally vote FOR reports outlining the company's equal opportunity initiatives unless all of the following apply:

    .  The company has well-documented equal opportunity programs;

    . The company already publicly reports on its diversity initiatives and/or provides data on its workforce diversity; and

    .  The company has no recent EEO-related violations or litigation.

   Generally vote FOR requests for reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

    .  The composition of senior management and the board is fairly inclusive;

    . The company has well-documented programs addressing diversity initiatives and leadership development;

    . The company already publicly reports on its company-wide affirmative-action initiatives and provides data on its workforce diversity; and

    . The company has had no recent, significant EEC-related violations or litigation.

   Vote CASE-BY-CASE on proposals requesting disclosure of a company's EEO1 data or the composition of the company's workforce considering:

    .  Existing disclosure on the company's diversity initiatives and policies;

    . Any recent, significant violations or litigation related to discrimination at the company.

   Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

SEXUAL ORIENTATION AND DOMESTIC PARTNER BENEFITS

   Generally, vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

   Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

CLIMATE CHANGE AND THE ENVIRONMENT

CLIMATE CHANGE

   In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

    . The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

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    . The company's level of disclosure is comparable to or better than information provided by industry peers; and

    . There are no significant fines, penalties, or litigation associated with the company's environmental performance.

CONCENTRATED AREA FEEDING OPERATIONS (CAFO)

   Generally vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

    . The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

    .  The company does not directly source from CAFOs.

ENERGY EFFICIENCY

   Vote CASE-BY-CASE on proposals requesting a company report on its energy efficiency policies, considering:

    . The current Level of disclosure related to energy efficiency policies, initiatives, and performance measures;

    . The company's level of participation in voluntary energy efficiency programs and initiatives;

    . The company's compliance with applicable legislation and/or regulations regarding energy efficiency; and

    . The company's energy efficiency policies and initiatives relative to industry peers.

FACILITY SAFETY (NUCLEAR AND CHEMICAL PLANT SAFETY)

   Vote CASE-BY-CASE on resolutions requesting that companies report on risks associated with their operations and/or facilities, considering:

    .  The company's compliance with applicable regulations and guidelines;

    . The level of existing disclosure related to security and safety policies, procedures, and compliance monitoring; and,

    . The existence of recent, significant violations, fines, or controversy related to the safety and security of the company's operations and/or facilities.

GENERAL ENVIRONMENTAL REPORTING

   Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GREENHOUSE GAS EMISSIONS

   Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

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   Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

OPERATIONS IN PROTECTED AREAS

   Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions unless:

    . Operations in the specified regions are not permitted by current laws or regulations;

    . The company does not currently have operations or plans to develop operations in these protected regions; or,

    . The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

   Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

    .  The nature of the company's business and the percentage affected;

    .  The extent that peer companies are recycling;

    .  The timetable prescribed by the proposal;

    .  The costs and methods of implementation;

    . Whether the company has a poor environmental track record, such as violations of applicable regulations.

RENEWABLE ENERGY

   In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

   Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

GENERAL CORPORATE ISSUES

CHARITABLE CONTRIBUTIONS

   Vote AGAINST proposals restricting the company from making charitable contributions.

   Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

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CSR COMPENSATION-RELATED PROPOSALS

   Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

    .  The relevance of the issue to be Linked to pay;

    . The degree that social performance is already included in the company's pay structure and disclosed;

    . The degree that social performance is used by peer companies in setting pay;

    . Violations or complaints filed against the company relating to the particular social performance measure;

    . Artificial limits sought by the proposal, such as freezing or capping executive pay;

    .  Independence of the compensation committee;

    .  Current company pay levels.

   Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other employees as such comparisons may be arbitrary in nature and/or provide information of limited value to shareholders.

HIV/AIDS

   Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

    . The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

    . The company's existing healthcare policies, including benefits and healthcare access for local workers; and

    .  Company donations to healthcare providers operating in the region.

   Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

LOBBYING EXPENDITURES/INITIATIVES

   Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company's business operations.

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POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATIONS SPENDING

   Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

    . The company is in compliance with laws governing corporate political activities; and

    . The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

   Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

   Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:

    . Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

    . The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

   Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

   Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, Lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS

CHINA PRINCIPLES

   Vote AGAINST proposals to implement the China Principles unless:

    . There are serious controversies surrounding the company's China operations; and

    . The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

CODES OF CONDUCT

   Vote CASE-BY-CASE on proposals to implement certain human rights standards and policies at company facilities. In evaluating these proposals, the following should be considered:

    . The degree to which existing human rights policies and practices are disclosed;

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    . Whether or not existing policies are consistent with internationally recognized labor standards;

    .  Whether company facilities are monitored and how;

    . Company participation in fair labor organizations or other internationally recognized human rights initiatives;

    .  The company's primary business model and methods of operation;

    . Proportion of business conducted in markets known to have higher risk of workplace labor right abuse;

    . Whether the company has been recently involved in significant labor and human rights controversies or violations;

    .  Peer company standards and practices; and

    .  Union presence in company's international factories.

COMMUNITY IMPACT ASSESSMENTS

   Vote CASE-BY-CASE on requests for reports outlining the potential community impact of company operations in specific regions considering:

    . Current disclosure of applicable risk assessment report(s) and risk management procedures;

    . The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company's operations in question, including the management of relevant community and stakeholder relations;

    . The nature, purpose, and scope of the company's operations in the specific region(s); and,

    . The degree to which company policies and procedures are consistent with industry norms.

FOREIGN MILITARY SALES/OFFSETS

   Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

INTERNET PRIVACY AND CENSORSHIP

   Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

    . The Level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;

    . Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

    . The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;

    . The market-specific Laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,

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    . The level of controversy or litigation related to the company's international human rights policies and procedures.

MACBRIDE PRINCIPLES

   Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

    .  Company compliance with or violations of the Fair Employment Act of 1989;

    . Company antidiscrimination policies that already exceed the Legal requirements;

    .  The cost and feasibility of adopting all nine principles;

    . The cost of duplicating efforts to follow two sets of standards (Fair Employment and the

    .  MacBride Principles);

    .  The potential for charges of reverse discrimination;

    . The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

    .  The level of the company's investment in Northern Ireland;

    .  The number of company employees in Northern Ireland;

    .  The degree that industry peers have adopted the MacBride Principles; and

    . Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

NUCLEAR AND DEPLETED URANIUM WEAPONS

   Vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN HIGH RISK MARKETS

   Vote CASE-BY-CASE on requests for review and a report outlining the company's potential financial and reputation risks associated with operations in "high-risk" markets, such as a terrorism-sponsoring state or otherwise, taking into account:

    . The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

    . Current disclosure of applicable risk assessment(s) and risk management procedures;

    .  Compliance with U.S. sanctions and laws;

    .  Consideration of other international policies, standards, and laws; and

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    . Whether the company has been recently involved in significant controversies or violations in "high-risk" markets.

OUTSOURCING/OFFSHORING

   Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

    .  Risks associated with certain international markets;

    .  The utility of such a report to shareholders;

    . The existence of a publicly available code of corporate conduct that applies to international operations.

VENDOR STANDARDS

   Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

    . The company does not operate in countries with significant human rights violations;

    .  The company has no recent human rights controversies or violations; or

    . The company already publicly discloses information on its vendor standards policies and compliance mechanisms.

SUSTAINABILITY

SUSTAINABILITY REPORTING

   Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

    . The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

    . The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

   Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

   Vote CASE-BY-CASE on conversion proposals, considering the following factors:

    .  Past performance as a closed-end fund;

    .  Market in which the fund invests;

    .  Measures taken by the board to address the discount; and

    . Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

   Vote CASE-BY-CASE on proxy contests, considering the following factors:

    .  Past performance relative to its peers;

    .  Market in which fund invests;

    .  Measures taken by the board to address the issues;

    . Past shareholder activism, board activity, and votes on related proposals;

    .  Strategy of the incumbents versus the dissidents;

    .  Independence of directors;

    .  Experience and skills of director candidates;

    .  Governance profile of the company;

    .  Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

   Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

    .  Proposed and current fee schedules;

    .  Fund category/investment objective;

    .  Performance benchmarks;

    .  Share price performance as compared with peers;

    .  Resulting fees relative to peers;

    .  Assignments (where the advisor undergoes a change of control).

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APPROVING NEW CLASSES OR SERIES OF SHARES

   Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

   Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

    .  Stated specific financing purpose;

    .  Possible dilution for common shares;

    .  Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

   Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

    .  Potential competitiveness;

    .  Regulatory developments;

    .  Current and potential returns; and

    .  Current and potential risk.

   Generally vote FOR these amendments as tong as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

   Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

    .  The fund's target investments;

    .  The reasons given by the fund for the change; and

    .  The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

   Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

   Vote CASE-BY-CASE on name change proposals, considering the following factors:

    .  Political/economic changes in the target market;

    .  Consolidation in the target market; and

    .  Current asset composition.

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CHANGE IN FUND'S SUBCLASSIFICATION

   Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

    .  Potential competitiveness;

    .  Current and potential returns;

    .  Risk of concentration;

    .  Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

   Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

    .  Strategies employed to salvage the company;

    .  The fund's past performance;

    .  The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

   Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

    .  The degree of change implied by the proposal;

    .  The efficiencies that could result;

    .  The state of incorporation;

    .  Regulatory standards and implications.

   Vote AGAINST any of the following changes:

    . Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

    . Removal of shareholder approval requirement for amendments to the new declaration of trust;

    . Removal of shareholder approval requirement to amend the funds management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

    . Allow the trustees to impose other fees in addition to sates charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

    . Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

    . Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

   Vote CASE-BY-CASE on re-incorporations, considering the following factors:

    .  Regulations of both states;

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    .  Required fundamental policies of both states;

    .  The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

   Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

   Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

    .  Fees charged to comparably sized funds with similar objectives;

    .  The proposed distributor's reputation and past performance;

    .  The competitiveness of the fund in the industry;

    .  The terms of the agreement.

MASTER-FEEDER STRUCTURE

   Vote FOR the establishment of a master-feeder structure.

MERGERS

   Vote CASE-BY-CASE on merger proposals, considering the following factors:

    .  Resulting fee structure;

    .  Performance of both funds;

    .  Continuity of management personnel;

    .  Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

   Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

   Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

   Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

    .  Performance of the fund's Net Asset Value (NAV);

    .  The fund's history of shareholder relations;

    .  The performance of other funds under the advisor's management.

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                          RCM PROXY VOTING GUIDELINES
                                AND PROCEDURES

                                 MAY 23, 2007

                               TABLE OF CONTENTS


            Policy Statement and Voting Procedure..........
                                                             page 3

            Resolving Conflicts of Interest................
                                                             page 3

            Cost-Benefit Analysis Involving Voting Proxies.
                                                             page 4

            Proxy Voting Guidelines........................
                                                             page 4

            Ordinary Business Matters......................
                                                             page 4

            Auditors.......................................
                                                             page 4

            Board of Directors.............................
                                                             page 5

            Executive and Director Compensation............
                                                             page 6

            Capital Structure..............................
                                                             page 8

            Mergers and Corporate Restructuring............
                                                             page 8

            Antitakeover Defenses and Voting Related Issues
                                                             page 9

            Social and Environmental Issues................
                                                            page 11

RCM PROXY VOTING GUIDELINES                                           5/23/2007

                               POLICY STATEMENT

   RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

   A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. The Proxy Committee will meet annually to review these guidelines and determine whether any revisions are appropriate.

                               VOTING PROCEDURE

   The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee consisting representatives from the Research Department, Portfolio Management Team (PMT), the Legal and Compliance Department, and the Proxy Specialist. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

   RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with RCM's vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by RCM to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least one year.

                        RESOLVING CONFLICTS OF INTEREST

   RCM may have conflicts that can affect how it votes its clients' proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

   In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

                COST-BENEFIT ANALYSIS INVOLVING VOTING PROXIES

   RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients' accounts.

   In addition, RCM may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner's ability to exercise votes, 5) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

   Proxy voting in certain countries requires "share blocking." To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders' custodian banks. Absent compelling reasons, RCM believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required RCM generally abstains from voting.

   RCM will not be able to vote securities on loan under securities lending arrangements into which RCM's clients have entered. However, under rare circumstances, for voting issues that may have a significant impact on the investment, and if the client holds a sufficient number of shares to have a material impact on the vote, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities.

                            PROXY VOTING GUIDELINES

                               ORDINARY BUSINESS

ORDINARY BUSINESS MATTERS: CASE-BY-CASE

   RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

   Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact "other business," will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

                                   AUDITORS

RATIFICATION OF AUDITORS: CASE-BY-CASE

   RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

   RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

SHAREHOLDER PROPOSALS REGARDING ROTATION OF AUDITORS: GENERALLY FOR

   RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

SHAREHOLDER PROPOSALS REGARDING AUDITOR INDEPENDENCE: CASE-BY-CASE

   RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

                              BOARD OF DIRECTORS

ELECTION OF DIRECTORS: CASE-BY-CASE

   Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may withhold votes from director nominees.

MAJORITY VOTE REQUIREMENT FOR THE ELECTION OF DIRECTORS: CASE-BY-CASE

   RCM evaluates proposals to require a majority vote for the election of directors, on a case-by-case basis. RCM generally supports binding and non-binding (advisory) proposals to initiate a change in the vote threshold requirement for board nominees, as we believe this may bring greater director accountability to shareholders. Exceptions may be made for companies with policies that provide for a meaningful alternative to a full majority-voting standard.

CLASSIFIED BOARDS: AGAINST

   Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to declassify the board of directors.

CHANGING SIZE OF BOARD: CASE-BY-CASE

   RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

MAJORITY OF INDEPENDENT DIRECTORS ON BOARD: CASE-BY-CASE

   RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

MINIMUM SHARE OWNERSHIP BY THE BOARD: AGAINST

   Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

LIMIT TENURE OF DIRECTORS: AGAINST

   RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: CASE-BY-CASE

   RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, AND if only the director's legal expenses would be covered, RCM may vote FOR expanded coverage.

SEPARATE CHAIRMAN/CHIEF EXECUTIVE OFFICER: CASE-BY-CASE

   RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO's decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

DIVERSITY OF THE BOARD OF DIRECTORS: CASE-BY-CASE

   RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company's efforts to diversify the board, UNLESS the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, AND if the board already reports on its nominating procedures and diversity initiatives.

                      EXECUTIVE AND DIRECTOR COMPENSATION

STOCK INCENTIVE PLANS: CASE-BY-CASE

   RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

   RCM utilizes research from a third-party proxy voting service (ISS) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

SHAREHOLDER PROPOSALS REGARDING OPTIONS EXPENSING: FOR

   RCM generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company's earnings and profitability to shareholders.

CASH BONUS PLANS (OBRA RELATED): CASE-BY-CASE

   RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA's $1 million cap.

   The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

   In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

ELIMINATE NON-EMPLOYEE DIRECTOR RETIREMENT PLANS: FOR

   RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

EMPLOYEE STOCK PURCHASE PLANS: CASE-BY-CASE

   Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests.

   Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. RCM will vote FOR Qualified Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares) of no more than 10 percent.

   For Nonqualified Employee Stock Purchase Plans, companies provide a match to employees' contributions, instead of a discount in stock price. Provided the cost of the plan is not excessive, RCM generally votes FOR non-qualified plans that include: (1) broad-based participation (2) limits on employee contribution
(3) company matching contribution up to 25 percent of the employee's contribution (4) no discount on stock price on the date of purchase.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE PAY: CASE-BY-CASE

   RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

   RCM votes FOR proposals requesting that at least a significant portion of the company's awards are performance-based. Preferably, performance measures should include long term growth metrics.

   RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

   RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

   All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES): CASE-BY-CASE

   RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval PRIOR to entering into employment contracts.

   Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

                               CAPITAL STRUCTURE

CAPITAL STOCK AUTHORIZATIONS: CASE-BY-CASE

   RCM votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company's industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

STOCK SPLITS AND DIVIDENDS: CASE-BY-CASE

   RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

                      MERGERS AND CORPORATE RESTRUCTURING

MERGERS AND RESTRUCTURINGS: CASE-BY-CASE

   A merger, restructuring, or spin-off in some way affects a change in control of the company's assets. In evaluating the merit such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

PREVENT A COMPANY FROM PAYING GREENMAIL: FOR

   Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

FAIR PRICE PROVISION: AGAINST

   Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

   RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

   RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

STATE ANTITAKEOVER STATUTES: CASE-BY-CASE

   RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

REINCORPORATION: CASE-BY-CASE

   RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company's financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

               ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

POISON PILLS: CASE-BY-CASE

   RCM votes AGAINST poison pills or (or shareholder rights plans) proposed by a company's management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

   RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

DUAL CLASS CAPITALIZATION WITH UNEQUAL VOTING RIGHTS: CASE-BY-CASE

   RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

BLANK CHECK PREFERRED STOCK: CASE-BY-CASE

   Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give

RCM PROXY VOTING GUIDELINES                                           5/23/2007
management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

   RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

   RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SUPERMAJORITY VOTING PROVISIONS: AGAINST

   Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

   RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

CUMULATIVE VOTING: CASE-BY-CASE

   Cumulative voting allows shareholders to "stack" their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. For companies that do not have a record of strong corporate governance policies, we will generally vote FOR shareholder proposals to restore or provide for cumulative voting.

SHAREHOLDER ACTION BY WRITTEN CONSENT: CASE-BY-CASE

   Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

   RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

SHAREHOLDER'S RIGHT TO CALL SPECIAL MEETING: FOR

   RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

CONFIDENTIAL VOTING: FOR

   RCM votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

RCM PROXY VOTING GUIDELINES                                           5/23/2007

                        SOCIAL AND ENVIRONMENTAL ISSUES

SHAREHOLDER PROPOSALS REGARDING SOCIAL AND ENVIRONMENTAL ISSUES: CASE-BY-CASE

   In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

   RCM considers the following factors in evaluating proposals that address social and environmental issues:

    .  Cost to implement proposed requirement

    .  Whether any actual abuses exist

    .  Whether the company has taken any action to address the problem

    . The extent, if any, to which the proposal would interfere with the day-to-day management of the company.

   RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

SIGN OR ENDORSE THE CERES PRINCIPLES: CASE-BY-CASE

   The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

   RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company's current environmental disclosure, its environmental track record, and the practices of peer companies.

ENVIRONMENTAL REPORTING: FOR

   RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder's environmental concerns.

NORTHERN IRELAND (MACBRIDE PRINCIPLES): CASE-BY-CASE

   The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to

RCM PROXY VOTING GUIDELINES                                           5/23/2007
management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

    . Whether any discrimination charges have been filed against the subject company within the past year;

    . Whether the subject company has subscribed to the Fair Employment Agency's, "Declaration of Principle and Intent." (Northern Ireland governmental regulations); and

    . Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).

RCM PROXY VOTING GUIDELINES                                           5/23/2007

                         T. ROWE PRICE ASSOCIATES, INC
                       T. ROWE PRICE INTERNATIONAL, INC
                 T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                  T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                     PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

   T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. ROWE PRICE") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. ROWE PRICE FUNDS") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

   T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("POLICIES AND PROCEDURES") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

   FIDUCIARY CONSIDERATIONS. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

   CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS. One of the primary factors
T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES

   PROXY COMMITTEE. T. Rowe Price's Proxy Committee ("PROXY COMMITTEE") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues of corporate responsibility. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

   INVESTMENT SERVICES GROUP. The Investment Services Group ("INVESTMENT SERVICES GROUP") is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

   PROXY ADMINISTRATOR. The Investment Services Group will assign a Proxy Administrator ("PROXY ADMINISTRATOR") who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers and regional managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

   In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with ISS positions, T. Rowe Price occasionally deviates from ISS recommendations on general policy issues or specific proxy proposals.

MEETING NOTIFICATION

   T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Governance Analytics, an ISS web-based application. ISS is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

VOTE DETERMINATION

   ISS provides comprehensive summaries of proxy proposals (including social responsibility issues), publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

   Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their vote. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. ROWE PRICE VOTING POLICIES

   Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:

   ELECTION OF DIRECTORS--T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for the failure to establish a formal nominating committee. We vote against management efforts to stagger board member terms by withholding votes from directors because a staggered board may act as a deterrent to takeover proposals. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

   ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES--T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

   EXECUTIVE COMPENSATION ISSUES--T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under- performance), or moving performance targets (to avoid poor payouts), we may withhold votes from compensation committee members as well the CEO or even the entire board.

   MERGERS AND ACQUISITIONS--T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

   SOCIAL AND CORPORATE RESPONSIBILITY ISSUES--Vote determinations for corporate responsibility issues are made by the Proxy Committee using ISS voting recommendations. T. Rowe Price generally votes with a company's management on the following social, environmental and corporate responsibility issues unless the issue has substantial economic implications for the company's business and operations which have not been adequately addressed by management:

    .  Corporate environmental practices;

    .  Employment practices and employment opportunity;

    .  Military, nuclear power and related energy issues;

    .  Tobacco, alcohol, infant formula and safety in advertising practices;

    .  Economic conversion and diversification;

    .  International labor practices and operating policies;

    .  Genetically-modified foods; and

    .  Animal rights.

   T. Rowe Price may support the following well-targeted shareholder proposals that call for enhanced disclosure and/or policy changes by companies where relevant to their business:

    .  Political contributions/activities;

    .  Climate change and global warning; and

    .  Board diversity and sexual orientation employment policies.

   GLOBAL PORTFOLIO COMPANIES--ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for foreign markets. The Proxy Committee has reviewed ISS' general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

   VOTES AGAINST COMPANY MANAGEMENT--Where ISS recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she may elect to vote contrary to management. Also, our research analysts are asked to present their voting recommendations in such situations to our portfolio managers.

   INDEX AND PASSIVELY MANAGED ACCOUNTS--Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using ISS voting recommendations when their recommendations are consistent with
T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

   DIVIDED VOTES--In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. Opposing votes will be cast only if it is determined to be prudent to do so in light of each client's investment program and objectives. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

   SHAREBLOCKING--Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price's policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the potential loss of liquidity in the blocked shares.

   SECURITIES ON LOAN--The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

VOTE EXECUTION AND MONITORING OF VOTING PROCESS

   Once the vote has been determined, the Proxy Administrator enters votes electronically into ISS's Governance Analytics system. ISS then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

   On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

   Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

   The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

   SPECIFIC CONFLICT OF INTEREST SITUATIONS--Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION

   Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

   T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by ISS in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

SUBSECTION G. PROXY VOTING

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INTRODUCTION

   As a buy and hold investor, one of TAM's primary considerations for any purchase candidate is a company's management. TAM's initial decision to buy securities of a company is generally based, at least in part on TAM's support for the company's management. It is therefore the policy of TAM to generally support the management of its investments and therefore a modicum of management entrenchment. While TAM generally supports a company's management, it is also mindful of its rights as a shareholder and is therefore always against poison pill proposals. The policy and procedures below describe how TAM votes proxies for its clients.

   TAM's policy is to exercise voting and consent rights solely in the interest of enhancing or preserving value for its clients. To that end, TAM has established the following guidelines on commonly presented proxy issues, which shall be subject to ongoing periodic review by TAM's senior management. The guidelines below are subject to exceptions on a case-by-case basis, as discussed below. It is impossible to anticipate all voting issues that may arise. On issues not specifically addressed by the guidelines, TAM will analyze how the proposal may affect the value of client holdings and vote in accordance with what it believes to be the best interests of clients.

1. CORPORATE GOVERNANCE MATTERS

A) SUPER-MAJORITY VOTING

   The requirement of a super-majority vote may limit the ability of shareholders to effect change. Accordingly, TAM will normally support proposals to eliminate super-majority voting requirements and oppose proposals to impose such requirements.

B) STATE OF INCORPORATION

   TAM normally opposes proposals seeking to reincorporate the corporation in a state TAM deems to be unfriendly to shareholder rights.

C) CONFIDENTIAL VOTING

   Confidential voting may increase the independence of shareholders by allowing voting free from exertion of management influence. This is particularly significant with respect to employee shareholders. Accordingly, TAM will normally support such proposals.

D) BARRIERS TO SHAREHOLDER ACTION


   TAM will normally support proposals to lower barriers to shareholder action and oppose proposals to raise such barriers. Proposals to lower these barriers may call for shareholder rights to call special meetings or to act by written consent. TAM will normally support proposals that create or expand rights of shareholders to act by written consent or to call special meetings.


E) SEPARATE CLASSES OF COMMON STOCK

   Classes of common stock with different voting rights limit the rights of certain shareholders. Accordingly, TAM will normally oppose adoption of one or more separate classes of stock with disparate voting rights.

F) BLANK CHECK PREFERRED STOCK

   TAM normally will oppose proposals giving the Board of Directors rights to issue preferred stocks whose terms may be determined without shareholder consent.

G) DIRECTOR NOMINEES

   TAM reviews the qualifications of director nominees on a case-by-case basis. Absent specific concerns about qualifications, independence or past performance as a director, TAM normally approves management's recommendations.

H) SHAREHOLDER NOMINATION OF DIRECTORS

   TAM normally supports proposals to expand the ability of shareholders to nominate directors.

I) APPROVAL OF AUDITOR

   TAM normally supports proposals to ratify independent auditors, absent reason to believe that:

    .  Fees for non-audit services are excessive; or

    . The independent auditor has rendered an opinion that is inaccurate and not representative of the issuer's financial position.

J) CUMULATIVE VOTING

   TAM normally opposes proposals to eliminate cumulative voting. TAM considers proposals to institute cumulative voting based on the issuer's other corporate governance provisions.

2. EQUITY-BASED COMPENSATION PLANS

A) APPROVAL OF PLANS OR PLAN AMENDMENTS

   TAM believes that equity-based compensation plans, when properly designed and approved by shareholders, may be an effective incentive to officers and employees to add to shareholder value. TAM evaluates proposals on a case-by-case basis. However, TAM will normally oppose plans (or plan amendments) that substantially dilute its clients' ownership, provide excessive awards to participants, or have other inherently objectionable features.

   TAM normally opposes plans where total potential dilution (including all equity-based plans) exceeds 15% of outstanding shares.

   Note: This standard is a guideline and TAM will consider other factors such as the size of the company and the nature of the industry in evaluating a plan's impact on shareholdings.

   TAM will normally oppose plans that have any of the following structural features:

    .  Ability to re-price underwater options without shareholder approval.

    . Ability to issue options with an exercise price below the stock's current market price without shareholder approval.

    .  Ability to issue reload options.

    .  Automatic share replenishment feature.

   TAM normally opposes plans not meeting the following conditions:

    . Shareholder approval should be required in order to make any material change to the plan.

    . Awards to non-employee directors should be subject to the terms of the plan and not subject to management or board discretion.

3. MEASURES RELATING TO TAKEOVERS

A) POISON PILLS

   TAM will normally support proposals to eliminate poison pills and TAM will normally support proposals to subject poison pills to a shareholder vote.

B) GOLDEN PARACHUTES

   TAM normally opposes the use of accelerated employment contracts that may result in cash grants of greater than one times annual compensation (salary and bonus) in the event of termination of employment following a change in control.

C) CLASSIFIED BOARD

   Staggered terms for directors may make it more difficult to change directors and/or control of a board, and thus to change management. Accordingly, TAM will normally support proposals to declassify the Board of Directors and oppose proposals to adopt classified board structures unless a company's charter or governing corporate law permits shareholders to remove a majority of directors any time with or without cause by a simple majority of votes cast.

D) INCREASES IN AUTHORIZED COMMON STOCK

   TAM will normally support proposals that would require a shareholder vote in order to increase authorized shares of any class by 20% or more. Under normal circumstances, TAM will oppose proposals that would grant directors the authority to issue additional shares without providing pre-emptive rights to existing shareholders to the extent such an increase of shares exceeds 5% of the issuer's outstanding capital.

E) GREENMAIL

   TAM will normally support proposals to restrict a company's ability to make greenmail payments.

F) STATE ANTI-TAKEOVER STATUTES

   TAM believes that state anti-takeover statutes generally harm shareholders by discouraging takeover activity. Accordingly, TAM will normally vote for opting out of state anti-takeover statutes.

4. SOCIAL POLICY ISSUES

   TAM believes that "ordinary business matters" are the responsibility of management and should be subject only to oversight by the Board of Directors. Typically, shareholders initiate such proposals to require the company to disclose or amend certain business practices. Although TAM normally does not support these types of proposals, it may make exceptions where it believes that a proposal may have substantial economic impact.

5. ABSTENTION FROM VOTING

   TAM will normally abstain from voting when it believes the cost of voting will exceed the expected benefit to clients. The most common circumstances where that may be the case involve foreign proxies and securities out on loan. In addition, TAM may be restricted from voting proxies during certain periods if it has made certain regulatory filings with respect to an issuer. These situations are discussed in more detail below.

6. FOREIGN SECURITIES

   Depending on the country, numerous disadvantages may apply to voting foreign proxies. In many non-U.S. markets, shareholders who vote proxies may not be permitted to trade in the issuer's stock within a given period of time on or around the shareholder meeting date. This practice is called "share-blocking." If TAM believes it may wish to buy or sell the security during the relevant period, it will abstain from voting. In other non-U.S. markets, travel to the foreign country to vote in person, translation expense or other cost-prohibitive procedures may lead TAM to abstain from voting. TAM may be unable to vote in other certain non-U.S. markets that do not permit foreign holders to vote securities. It is also possible that TAM may not receive proxy material in time to vote due to operational difficulties in certain non-U.S. markets, or that TAM may not otherwise receive sufficient timely information to make a voting determination.

7. SECURITIES LENDING

   In order to vote securities out on loan, the securities must be recalled. This may cause loss of revenue to advisory clients. Accordingly, TAM normally will not vote loaned securities on routine matters that would not, in its view, be important to the value of the investment.

8. RESTRICTIONS AFTER FILING FORM 13D

   If TAM has switched its beneficial ownership reporting with respect to any security from Form 13G to Form 13D, TAM may not vote or direct the voting of the securities covered by the filing until the expiration of the 10th day after the Form 13D was filed.

9. PROCEDURES

   TAM's Legal Department oversees the administration of proxy voting. Under its supervision, the Accounting Department is responsible for processing proxies on securities held in client accounts, where voting power has been granted to TAM.

10. MONITORING FOR UPCOMING VOTES

   TAM's Accounting Department relies on each client's custodian to monitor and advise of upcoming votes. Upon receiving information of an upcoming vote, the Accounting department takes all necessary steps to ensure that the appropriate paperwork and control numbers are obtained to vote shares held for clients. In addition, the Accounting Department informs the General Counsel or his designee who shall present proxies received to the Proxy Voting Committee.

11. PROXY VOTING COMMITTEE

   The Proxy Voting Committee, consisting of senior portfolio managers and research analysts designated by TAM's President, determines how proxies shall be voted applying TAM's policy guidelines. In most instances, the Committee shall delegate the responsibility for making each voting determination to an appropriate member of the Committee who has primary responsibility for the security in question. TAM's General Counsel or his designee shall participate in all decisions to present issues for a vote, field any conflict issues, document deviations from policy guidelines and document all routine voting decisions. The Proxy Voting Committee may seek the input of TAM's Co-Chief Investment Officers, other portfolio managers or research analysts who may have particular familiarity with the matter to be voted. Any exception to policy guidelines shall be fully documented in writing.

12. SUBMITTING THE VOTE

   TAM's Legal Department instructs the Accounting Department in writing how to vote the shares held for clients in accordance with the decisions reached under the process described above. The Accounting Department shall then electronically, by telephone or via the mail (as appropriate under the circumstances) submit the vote on shares held for clients and provide the Legal Department with documentation that (and how) the shares have been voted.

13. CONFLICTS OF INTEREST

   Should any portfolio manager, research analyst, member of senior management, or other person at TAM who may have direct or indirect influence on proxy voting decisions become aware of a potential conflict of interest in voting a proxy or the appearance of a conflict of interest, that person shall bring the issue to TAM's General Counsel. Examples of potential conflicts include:

   A) A material client or vendor relationship between TAM (or an affiliate of TAM, including but not limited to any "access person" of TAM as defined under TAM's Code of Ethics) and the issuer of the security being voted (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer).

   B) TAM (or an affiliate of TAM, including but not limited to any "access person" of TAM as defined under TAM's Code of Ethics) has representation on the Board of Directors of the issuer (or an affiliate of the issuer, including for this purpose any director, executive officer or 10% shareholder of the issuer) of the security being voted other than in TAM's investment advisory capacity.

   C) TAM (or any "access person" of TAM as defined under the Code of Ethics) has a personal, family or business relationship with any person in a significant relationship to the issuer of the security being voted. Persons in a significant relationship would include executive officers or directors or 10% shareholders of the issuer.

   D) TAM's clients own different classes of securities of the same issuer that may have different interests in the matter to be voted on.

   When presented with an actual, potential or appearance of conflict in voting a proxy, TAM's General Counsel shall address the matter using one of the following methods, as deemed appropriate, or other similar method designed to assure that the proxy vote is free from any improper influence:

    .  Determine that there is no conflict or that it is immaterial.

    . Ensure that the proxy is voted in accordance with the policy guidelines stated above.

    . Engage an independent third party to recommend how the proxy should be voted or have the third party vote such proxy.

    .  Discuss the matter with TAM's CCO

    . Discuss the matter with the client and obtain direction on how to vote the client's securities.

   TAM's General Counsel shall document each potential or actual conflict situation presented and the manner in which it was addressed. In analyzing whether conflicts are material, TAM's General Counsel shall apply the following guidelines:

    . Client or vendor relationships accounting for 2.0% or less of TAHD annual revenue will not be deemed material.

    . In analyzing conflicts relating to representation on an issuer's Board of Directors or a personal or family relationship to the issuer, the General Counsel will consider the degree of direct or indirect influence that the person having the relationship may have on TAM's voting process. Such situations involving TAM's senior management, portfolio managers or research analysts in the affected issuer will normally be deemed material.

14. RECORDKEEPING

   TAM shall maintain all required records relating to its voting determinations.

   A) TAM shall maintain for five years (the first two in an easily accessible place) the following records relating to voting for client accounts:

    . Proxy statements and other solicitation material received regarding securities held in client accounts (NOTE: Proxy statements and other materials available on EDGAR need not be maintained separately by TAM);

    .  Records of votes cast on behalf of the clients

   B) TAM's General Counsel shall maintain for six years (two in an easily accessible place):

    .  Proxy voting policies and procedures;

    . Written documentation supporting all exceptions to the policy guidelines; and

    . Written documentation relating to any identified actual or potential conflicts of interest and the resolution of such situations.

                       TURNER INVESTMENT PARTNERS, INC.
                       TURNER INVESTMENT MANAGEMENT LLC

                      PROXY VOTING POLICY AND PROCEDURES

   Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner's care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner's duty as a fiduciary to vote all proxies relating to such shares.

   Duties with Respect to Proxies:

   Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client's interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

   Delegation:

   In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

   Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

   Review and Oversight:

   Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS's recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

   Notwithstanding its belief that PVS's recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner's client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner's preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or
(ii) the particular subject matter of a shareholder vote, such as board independence or shareholders' rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner's view departing from the PVS recommendation appears to be in the best interests of Turner's clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

   Conflicts of Interest:

   Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

   Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company's securities for the client's benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm's employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner's or the Committee's decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

   Securities Lending:

   Turner will generally not vote nor seek to recall in order to vote shares on loan in connection with client administered securities lending programs, unless it determines that a vote is particularly significant. Seeking to recall securities in order to vote them even in these limited circumstances may nevertheless not result in Turner voting the shares because the securities are unable to be recalled in time from the party with custody of the securities, or for other reasons beyond Turner's control.

   Obtaining Proxy Voting Information:

   To obtain information on how Turner voted proxies, please contact:

      Andrew Mark, Director of Operations and Technology Administration c/o Turner Investment Partners, Inc.
      1205 Westlakes Drive, Suite 100
      Berwyn, PA 19312

   Recordkeeping:

   Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003
Last revised: April 1, 2007

                                  APPENDIX C

                              PORTFOLIO MANAGERS

   The Advisers have provided the Trust with the following information regarding each Portfolio's portfolio managers identified in the Trust's Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2007 within each of three categories:
(A) registered investment companies, (B) other pooled investment vehicles, and
(C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the Advisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The Advisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2007. Other than as set forth below, as of December 31, 2007, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

MET/AIM CAPITAL APPRECIATION PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
   Ryan A. Amermann(1)... Registered Investment      0            N/A            0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts             0            N/A            0               N/A

   Robert J. Lloyd....... Registered Investment      6      $11,297,182,661      0               N/A
                          Companies
                          Other Pooled               1        $45,583,320        0               N/A
                          Investment Vehicles
                          Other Accounts             0            N/A            0               N/A

- --------
(1)Mr. Amermann began serving as portfolio manager on Met/AIM Capital Appreciation Portfolio on February 4, 2008. Information for Mr. Amermann has been provided as of December 31, 2007.

MATERIAL CONFLICTS OF INTEREST

   Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

    . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

    . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco Aim and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

    . With respect to securities transactions for the funds, Invesco Aim determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Invesco AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco Aim may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

    . Finally, the appearance of a conflict of interest may arise where Invesco Aim has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

   Invesco Aim and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION

   Invesco Aim seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. Invesco Aim evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

    . BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, Invesco Aim's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

    . ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

       High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by Invesco Aim and takes into account other subjective factors.

    . EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

    . PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

    . PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

   Portfolio managers also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
Ryan A. Amermann.  X

Robert J. Lloyd..
                   X

MET/AIM SMALL CAP GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                   NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                  ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- ----------------------- ----------- --------------- -----------    ---------------
   Juliet S. Ellis....... Registered Investment        6      $3,019,298,461       0               N/A
                          Companies
                          Other Pooled Investment      0           N/A             0               N/A
                          Vehicles
                          Other Accounts               0           N/A             0               N/A

   Juan R. Hartsfield.... Registered Investment        6      $3,019,298,461       0               N/A
                          Companies
                          Other Pooled Investment      0           N/A             0               N/A
                          Vehicles
                          Other Accounts               0           N/A             0               N/A

   Clay Manley(1)........ Registered Investment        0           N/A            N/A              N/A
                          Companies
                          Other Pooled Investment      0           N/A            N/A              N/A
                          Vehicles
                          Other Accounts               0           N/A            N/A              N/A

- --------
(1)Mr. Manley began serving as portfolio manager on Met/AIM Small Cap Growth Portfolio on February 4, 2008. Information for Mr. Manley has been provided as of December 31, 2007.

MATERIAL CONFLICTS OF INTEREST

   Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

    . The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco Aim seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

    . If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco Aim and the funds have adopted procedures for allocating portfolio transactions across multiple accounts.

    . With respect to securities transactions for the funds, Invesco Aim determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco Aim may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

    . Finally, the appearance of a conflict of interest may arise where Invesco Aim has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

   Invesco Aim and the funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

COMPENSATION

   Invesco Aim seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, a benefits package, and a relocation package if such benefit is applicable. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. Invesco Aim evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

    . BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, Invesco Aim's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

    . ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

       High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by Invesco Aim and takes into account other subjective factors.

    . EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco stock from pools determined from time to time by the Remuneration Committee of the Invesco Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

    . PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

    . PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

   Portfolio managers also participate in benefit plans and programs available generally to all employees.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
Juliet S. Ellis.....  X

Juan R. Hartsfield..
                      X

Clay Manley.........
                      X

BATTERYMARCH GROWTH AND INCOME PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
  Yu-Nien (Charles) Ko,   Registered Investment     16      $4,931,248,213       0              N/A
    CFA.................. Companies
                          Other Pooled              13      $1,006,333,474       2          $169,822,487
                          Investment Vehicles
                          Other Accounts            157     $9,146,891.171       9          $876,256,476

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
 Stephen A. Lanzendorf,   Registered Investment     16      $4,931,248,213       0              N/A
   CFA................... Companies
                          Other Pooled              13      $1,006,333,474       2          $169,822,487
                          Investment Vehicles
                          Other Accounts            157     $9,146,891.171       9          $876,256,476

MATERIAL CONFLICTS OF INTEREST

   Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

   Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES

   If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

   Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not "clone" client accounts (i.e., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

ALLOCATION OF PARTIALLY-FILLED TRANSACTIONS IN SECURITIES

   Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size. Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

OPPOSITE (I.E., CONTRADICTORY) TRANSACTIONS IN SECURITIES

   Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

   In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

   Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios may differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

   Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events. Selection of Brokers/Dealers

   In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

PERSONAL SECURITIES TRANSACTIONS

   Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

   Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

   To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

   Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts managed by Batterymarch, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

COMPENSATION

   Compensation for investment professionals includes a combination of base salary, annual bonus and long-term incentive compensation, as well as generous benefits package made available to all Batterymarch employees on a non-discretionary basis. Specifically, the package includes:

    .  competitive base salaries;

    . individual performance-based bonuses based on the investment professionals' added value to the portfolios for which they are responsible measured on a one-, three- and five-year basis versus benchmarks and peer universes as well as their contributions to research, client service and new business development;

    .  corporate profit-sharing; and

    . a non-qualified deferred compensation plan that has a cliff-vesting provision with annual contributions. In order for an employee to receive any contribution, they must remain employed for at least 31 months after the initial award.

   Portfolio manager compensation is not tied to, nor increased or decreased as the direct result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
Yu-Nien (Charles)
  Ko, CFA...........  X

Stephen A.
  Lanzendorf, CFA...
                      X

BLACKROCK HIGH YIELD PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
        Jeff Gary........ Registered Investment     16       $6.6 Billion        0              N/A
                          Companies
                          Other Pooled              6        $6.3 Billion        4          $1.7 Billion
                          Investment Vehicles
                          Other Accounts            23       $3.5 Billion        5          $768 Million

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
      Scott Amero........ Registered Investment     41       $31.4 Billion      0               N/A
                          Companies
                          Other Pooled              31       $7.8 Billion       4           $1.6 Million
                          Investment Vehicles
                          Other Accounts            281      $94.1 Billion      24          $7.8 Billion

      James Keenan....... Registered Investment      9       $4.4 Billion       0               N/A
                          Companies
                          Other Pooled               3       $486 Million       1           $348 Million
                          Investment Vehicles
                          Other Accounts            18       $2.7 Million       3           $398 Million

MATERIAL CONFLICTS OF INTEREST

   BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that Messrs. Amero, Booth, Keenan and Gary currently manage certain accounts that are subject to performance fees. In addition, Messrs. Amero and Keenan assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

   As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

COMPENSATION

   BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

BASE COMPENSATION

   Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

DISCRETIONARY COMPENSATION

   In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

   LONG-TERM RETENTION AND INCENTIVE PLAN ("LTIP")--The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock ("LTIP awards"). Beginning in 2006, awards are granted under the plan in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock ("LTIP II awards"). Each portfolio manager except for Philip Soccio has received awards under the LTIP.

   DEFERRED COMPENSATION PROGRAM--A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Messrs. Gary, Amero, Keenan and Booth was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of each portfolio manager is eligible to be paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years. Every portfolio manager except for Philip Soccio participates in the deferred compensation program. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

   OPTIONS AND RESTRICTED STOCK AWARDS--Prior to manditorily deferring a portion of a portfolio manager's annual bonus in BlackRock, Inc. restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero and Keenan have been granted stock options and/or restricted stock in prior years.

   INCENTIVE SAVINGS PLANS--BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

   Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
  Jeff Gary......  X

  Scott Amero....
                   X

  James Keenan...
                   X

BLACKROCK LARGE CAP CORE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
     Robert C. Doll...... Registered Investment     23       $18.1 Billion       0               N/A
                          Companies
                          Other Pooled              4        $8.6 Billion        0               N/A
                          Investment Vehicles
                          Other Accounts            7        $495 Million        0               N/A

MATERIAL CONFLICTS OF INTEREST

   BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates.) officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that certain portfolio managers manage accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.

   As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

COMPENSATION

   BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance based bonus, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

BASE COMPENSATION

   Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

PERFORMANCE BASED COMPENSATION

   BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. For these purposes, the investment performance of the Fund is compared to the Lipper Large Cap Core Funds classification. Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. Portfolio managers are compensated based on products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

   Due to Portfolio Manager Bob Doll's unique position (Portfolio Manager, Vice Chairman and Global Chief Investment Officer--Equity Investments of BlackRock) his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund(s) are included in consideration of his incentive compensation but given his unique role it is not the primary driver of compensation.

DISCRETIONARY COMPENSATION

   Portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

   LONG-TERM RETENTION AND INCENTIVE PLAN ("LTIP")--The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock ("LTIP awards"). Beginning in 2006, awards are granted under the plan in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock ("LTIP II awards").

   DEFERRED COMPENSATION PROGRAM--A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of each portfolio manager is eligible to be paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years. Every portfolio manager participates in the deferred compensation program. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

   OPTIONS AND RESTRICTED STOCK AWARDS--Prior to mandatorily deferring a portion of a portfolio manager's annual bonus in BlackRock, Inc. restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

   INCENTIVE SAVINGS PLANS--BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
 Robert C. Doll..  X

DREMAN SMALL CAP VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                   NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                  ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- ----------------------- ----------- --------------- -----------    ---------------
  David E. Dreman........ Registered Investment       21       $15.4 Billion       0               N/A
                          Companies
                          Other Pooled Investment      9      $414.65 Million      4          $71.9 Million
                          Vehicles
                          Other Accounts              201      $2.67 Billion       0               N/A

  E. Clifton Hoover Jr... Registered Investment       16      $14.08 Billion       0               N/A
                          Companies
                          Other Pooled Investment      0            N/A            0               N/A
                          Vehicles
                          Other Accounts              182      $2.56 Billion       0               N/A

  Mark Roach............. Registered Investment       12       $3.15 Billion       0               N/A
                          Companies
                          Other Pooled Investment      0            N/A            0               N/A
                          Vehicles
                          Other Accounts              19      $107.95 Million      0               N/A

MATERIAL CONFLICTS OF INTEREST

   In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the subadviser. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

COMPENSATION

   The Fund has been advised that the sub-adviser has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

   The Sub-adviser's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the subadviser's compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund's performance relative to its benchmark.

   Investment professionals may also receive equity in the form of units or fractional units of membership interest in the subadviser or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the subadviser's profit sharing plan, a defined contribution plan that allows the subadviser to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The subadviser maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the subadvsier's profit sharing plan vest over a specified term. Finally all employees of the subadviser including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, vision, group-term, and life insurance coverage.

   The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

QUANTITATIVE FACTORS:

    (i)Relative ranking of the Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

   (ii)Relative performance of the Fund's performance against the pre-determined indices for the product strategy against which the Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the Fund's benchmark index.

  (iii)Performance of the Fund's portfolio measured through attribution analysis models which analyzes the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

QUALITATIVE FACTORS:

    (i)Ability to work well with other members of the investment professional team and mentor junior members.

   (ii)Contributions to the organizational overall success with new product strategies.

  (iii)Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

OWNERSHIP OF SECURITIES

                                       $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER      NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------      ---- ---------- -------- -------- --------- ---------- ----------
David Dreman..........  X

E. Clifton Hoover, Jr.
                        X

Mark Roach............
                        X

MET/FRANKLIN INCOME PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
  Edward D. Perks, CFA... Registered Investment     10         $7,416.37         0                0
                          Companies
                          Other Pooled              1          $61,120.6         0                0
                          Investment Vehicles
                          Other Accounts            0              0             0                0

  Charles B. Johnson..... Registered Investment     6          $71,504.8         0                0
                          Companies
                          Other Pooled              1           $778.2           0                0
                          Investment Vehicles
                          Other Accounts            0              0             0                0

MATERIAL CONFLICTS OF INTEREST

   The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

   The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

   Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

   The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

          BASE SALARY--Each portfolio manager is paid a base salary.

          ANNUAL BONUS--Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

    . INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

    . NON-INVESTMENT PERFORMANCE. The more qualitative contributions of the portfolio manager to the manager's business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

    . RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

          Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

   Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------         ---- ---------- -------- -------- --------- ---------- ----------
Edward D. Perks, CFA.....  X

Charles B. Johnson.......
                           X

MET/FRANKLIN MUTUAL SHARES PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
 Peter A. Langerman...... Registered Investment      7         $33,295.6         0                0
                          Companies
                          Other Pooled               3         $3,096.5          0                0
                          Investment Vehicles
                          Other Accounts             0             0             0                0

 F. David Segal, CFA..... Registered Investment      7         $33,575.1         0                0
                          Companies
                          Other Pooled               0             0             0                0
                          Investment Vehicles
                          Other Accounts             0             0             0                0

 Deborah A. Turner, CFA.. Registered Investment      6         $33,257.7         0                0
                          Companies
                          Other Pooled               1          $111.5           0                0
                          Investment Vehicles
                          Other Accounts             0             0             0                0

MATERIAL CONFLICTS OF INTEREST

   The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

   The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

   Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

   The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

          BASE SALARY--Each portfolio manager is paid a base salary.

          ANNUAL BONUS--Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

    . INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

    . NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

    . RESEARCH. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.

    . RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

          Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

   Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF SECURITIES

                                       $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER      NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------      ---- ---------- -------- -------- --------- ---------- ----------
Peter A. Langerman....  X

F. David Segal, CFA...
                        X

Deborah A. Turner, CFA
                        X

MET/TEMPLETON GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
   Cindy Sweeting, CFA... Registered Investment     13         $80,762.3         0                0
                          Companies
                          Other Pooled              1           $165.6           0                0
                          Investment Vehicles
                          Other Accounts            14         $4,9112.0         0                0

   Tucker Scott, CFA..... Registered Investment     16         $71,403.2         0                0
                          Companies
                          Other Pooled              3          $1,630.8          0                0
                          Investment Vehicles
                          Other Accounts            28         $5,994.2          0                0

   Lisa Myers, CFA....... Registered Investment     13         $80,762.3         0                0
                          Companies
                          Other Pooled              1           $165.6           0                0
                          Investment Vehicles
                          Other Accounts            14         $4,912.0          0                0

MATERIAL CONFLICTS OF INTEREST

   The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

   The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

   Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

   The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION

   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

          BASE SALARY--Each portfolio manager is paid a base salary.

          ANNUAL BONUS--Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

    . INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

    . Research Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

    . NON-INVESTMENT PERFORMANCE. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

    . RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

          Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

   Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.


OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
Cindy Sweeting, CFA.  X

Tucker Scott, CFA...
                      X

Lisa Myers, CFA.....
                      X

GOLDMAN SACHS MID CAP VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
     Eileen Rominger..... Registered Investment     34       $14.4 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            249       $13 Billion        1         $77.1 Million

     Dolores Bamford..... Registered Investment     41       $16.1 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            268      $14.3 Billion       2         $207.8 Million

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
     David L. Berdon..... Registered Investment     34       $14.4 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            249       $13 Billion        1         $77.1 Million

     Andrew Braun........ Registered Investment     34       $14.4 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            249       $13 Billion        1         $77.1 Million

     Sean Butkus......... Registered Investment     34       $14.4 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            249       $13 Billion        1         $77.1 Million

     Scott Carroll....... Registered Investment     41       $16.1 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            268      $14.3 Billion       2         $207.8 Million

     J. Kelly Flynn...... Registered Investment     15       $10.9 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            54       $4.1 Billion        1         $130.6 Million

     Sean Gallagher...... Registered Investment     34       $14.4 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            249       $13 Billion        1         $77.1 Million

     Lisa Parisi......... Registered Investment     41       $16.1 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            268      $14.3 Billion       2         $207.8 Million

     Edward Perkin....... Registered Investment     34       $14.4 Billion       0              N/A
                          Companies
                          Other Pooled               3       $341 Million        3          $341 Million
                          Investment Vehicles
                          Other Accounts            249       $13 Billion        1         $77.1 Million

MATERIAL CONFLICTS OF INTEREST

   Conflicts of Interest. GSAM's portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

   GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GSAM seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

COMPENSATION

   The Investment Adviser's Value Team ("Value Team") compensation package for its portfolio managers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager's individual performance and his or her contribution to overall team performance. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team's total revenues for the past year which in part is derived from advisory fees, and for certain accounts performance based fees. Anticipated compensation levels among competitor firms may also be considered, but are not a principal factor.

   The performance bonus is significantly influenced by 3 year period of investment performance. The following criteria are considered:

    .  Individual performance (relative, absolute)

    .  Team performance (relative, absolute)

    .  Consistent performance that aligns with clients' objectives

    .  Achievement of top rankings (relative and competitive)

OTHER COMPENSATION

   In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

   Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

OWNERSHIP OF SECURITIES*

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
 Eileen Rominger.  X

 Dolores Bamford.
                   X

 David L. Berdon.
                   X

 Andrew Braun....
                   X

 Sean Butkus.....
                   X

 Scott Carroll...
                   X

 J. Kelly Flynn..
                   X

 Sean Gallagher..
                   X

 Lisa Parisi.....
                   X

 Edward Perkin...
                   X

- --------
* Due to GSAM's internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
    David G. Herro....... Registered Investment     8       $10,634,434,405      0               N/A
                          Companies
                          Other Pooled              10      $2,289,102,859       0               N/A
                          Investment Vehicles
                          Other Accounts            15      $3,062,551,019       0               N/A

    Robert A. Taylor..... Registered Investment     2       $1,845,431,100       0               N/A
                          Companies
                          Other Pooled              2        $705,864,012        0               N/A
                          Investment Vehicles
                          Other Accounts            8       $1,274,131,350       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, the Adviser makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is the Adviser's policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

   The Adviser has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

COMPENSATION

   David G. Herro and Robert A. Taylor are portfolio managers of the Harris Oakmark International Fund (the "Fund"). Each of the portfolio managers is an employee of Harris Associates L.P. (the "Firm"), a subadviser to the Portfolio. The portfolio managers are compensated solely by the Firm. Compensation for each of the portfolio managers is based on the Firm's assessment of the individual's long-term contribution to the investment success of the Firm and is structured as follows:

    (1)BASE SALARY. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

    (2)PARTICIPATION IN A DISCRETIONARY BONUS POOL. A discretionary bonus pool for each of the Firm's domestic and international investment groups is divided among the senior level employees of each group and is paid annually.

    (3)Participation in a long-term compensation plan that provides current compensation to certain key employees of the Firm and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

   The determination of the amount of each portfolio manager's participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Firm's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

   The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers' compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond Index), Morgan Stanley Capital International ("MSCI") World Index, MCSI World ex-U.S. Index and the Firm's approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a fund's inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

   If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
David G. Herro...  X

Robert A. Taylor.
                   X

JANUS FORTY PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                   NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                  ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- ----------------------- ----------- --------------- -----------    ---------------
      Ron Sachs(1)....... Registered Investment        6      $6,044,047,066       0              N/A
                          Companies
                          Other Pooled Investment      0            0              0              N/A
                          Vehicles
                          Other Accounts               1       $287,884,692        1          $287,884,692

- --------
(1)Effective January 1, 2008, Ron Sachs assumed day-to-day management of Janus Forty Portfolio. Therefore the information provided as of December 31, 2007 does not account for any portfolio manager changes subsequent to that date.

MATERIAL CONFLICTS OF INTEREST

   As shown in the accompanying table, the portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts. Fees earned by Janus may vary among these accounts, the portfolio manager may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on his compensation than others. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

COMPENSATION

   The following describes the structure and method of calculating the portfolio manager's compensation as of December 31, 2007.

   The portfolio manager is compensated for managing the Portfolio and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

FIXED COMPENSATION

   Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

VARIABLE COMPENSATION

   Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group, Inc. ("JCGI") restricted stock, stock options and a cash deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is based on pre-tax performance of the Managed Funds.

   Variable compensation is structured to pay the portfolio manager primarily on the Managed Fund's performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

   Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

   The portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

   The Portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with JCGI's Executive Income Deferral Program.

   The Fund's Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
    Ron Sachs....  X

LAZARD MID CAP PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                               ACCOUNTS WITH RESPECT TO WHICH
                                                                               THE ADVISORY FEE IS BASED ON THE
                                         OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          ---------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN    NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN     ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY        CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- ------------------ -----------    ---------------
    Christopher Blake.... Registered Investment      7      $12,749,210,585.60      0               N/A
                          Companies
                          Other Pooled              16       $627,823,631.07        0               N/A
                          Investment Vehicles
                          Other Accounts            94      $1,319,701,988.75       0               N/A

    Gary Buesser......... Registered Investment      7      $12,749,210,585.60      0               N/A
                          Companies
                          Other Pooled              16       $627,823,631.07        0               N/A
                          Investment Vehicles
                          Other Accounts            94      $1,319,701,988.75       0               N/A

    Robert A. Failla..... Registered Investment      7      $12,749,210,584.60      0               N/A
                          Companies
                          Other Pooled              25      $1,663,632,682.81       0               N/A
                          Investment Vehicles
                          Other Accounts            61      $3,353,348,967.93       0               N/A

    Andrew D. Lacey...... Registered Investment      8      $12,758,113,009.52      0               N/A
                          Companies
                          Other Pooled              46      $1,206,837,196.55       0               N/A
                          Investment Vehicles
                          Other Accounts            489     $3,876,789,581.54       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

   Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

   A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

COMPENSATION

   Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

   Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

   Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

   Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

   Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

   In addition, effective May 4, 2005, the Lazard Ltd 2005 Equity Incentive Plan was adopted and approved by the Board of Directors of Lazard Ltd. The purpose of this plan is to give the company a competitive advantage in attracting, retaining and motivating officers, employees, directors, advisors and/or consultants and to provide the company and its subsidiaries and affiliates with a stock plan providing incentives directly linked to shareholder value.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
Christopher Blake  X

Gary Buesser.....
                   X

Robert A. Failla.  X

Andrew D. Lacey..  X

LEGG MASON PARTNERS AGGRESSIVE GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
     Richard Freeman..... Registered Investment     5       $12.48 Billion       0               N/A
                          Companies
                          Other Pooled              3       $0.38 Billion        0               N/A
                          Investment Vehicles
                          Other Accounts          54,023    $14.38 Billion       0               N/A

     Evan Bauman......... Registered Investment     3       $2.14 Billion        0               N/A
                          Companies
                          Other Pooled              3       $0.38 Billion        0               N/A
                          Investment Vehicles
                          Other Accounts          54,375    $15.19 Billion       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

   The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION

   A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES

   If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

PURSUIT OF DIFFERING STRATEGIES

   At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

VARIATION IN COMPENSATION

   A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

SELECTION OF BROKER/DEALERS

   Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

RELATED BUSINESS OPPORTUNITIES

   The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION

   ClearBridge Advisors, LLC ("ClearBridge") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

   ClearBridge has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of ClearBridge's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

   The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-ClearBridge investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor.

   The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer.). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

   Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
 Richard Freeman.  X

 Evan Bauman.....  X

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO--BATTERYMARCH FINANCIAL MANAGEMENT, INC.

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
 Yu-Nien (Charles) Ko,    Registered Investment     16      $4,931,248,213       0              N/A
   CFA................... Companies
                          Other Pooled              13      $1,006,333,474       2          $169,822,487
                          Investment Vehicles
                          Other Accounts            157     $9,146,891.171       9          $876,256,476

 Stephen A. Lanzendorf,   Registered Investment     16      $4,931,248,213       0              N/A
   CFA................... Companies
                          Other Pooled              13      $1,006,333,474       2          $169,822,487
                          Investment Vehicles
                          Other Accounts            157     $9,146,891.171       9          $876,256,476

MATERIAL CONFLICTS OF INTEREST

   Actual or potential conflicts may arise in managing the Funds in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Funds.

   Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary below.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES

   If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Funds may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

   Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not "clone" client accounts (i.e., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

ALLOCATION OF PARTIALLY-FILLED TRANSACTIONS IN SECURITIES

   Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size. Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

OPPOSITE (I.E., CONTRADICTORY) TRANSACTIONS IN SECURITIES

   Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

   In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

   Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios may differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

   Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

SELECTION OF BROKERS/DEALERS

   In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

PERSONAL SECURITIES TRANSACTIONS

   Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Funds. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

   Batterymarch employees may also invest in mutual funds, including the Funds, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

   To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the Funds).

   Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts managed by Batterymarch, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

COMPENSATION

   Compensation for investment professionals includes a combination of base salary, annual bonus and long-term incentive compensation, as well as generous benefits package made available to all Batterymarch employees on a non-discretionary basis. Specifically, the package includes:

    .  competitive base salaries;

    . individual performance-based bonuses based on the investment professionals' added value to the portfolios for which they are responsible measured on a one-, three- and five-year basis versus benchmarks and peer universes as well as their contributions to research, client service and new business development;

    .  corporate profit-sharing; and

    . a non-qualified deferred compensation plan that has a cliff-vesting provision with annual contributions. In order for an employee to receive any contribution, they must remain employed for at least 31 months after the initial award.

   Portfolio manager compensation is not tied to, nor increased or decreased as the direct result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
Yu-Nien (Charles)
  Ko, CFA...........  X

Stephen A.
  Lanzendorf, CFA...
                      X

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO--CLEARBRIDGE ADVISORS, LLC

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
       Peter Luke........ Registered Investment      1       $0.07 Billion       0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts             1       $0.28 Billion       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Potential conflicts of interest may arise when a Fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

   The investment adviser and the fund(s) have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION

   A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES

   If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

PURSUIT OF DIFFERING STRATEGIES

   At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

VARIATION IN COMPENSATION

   A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

SELECTION OF BROKER/DEALERS

   Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

RELATED BUSINESS OPPORTUNITIES

   The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

COMPENSATION

   ClearBridge Advisors, LLC ("ClearBridge") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

   ClearBridge has implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of ClearBridge's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

   The investment team's incentive pool is then adjusted to reflect its ranking among a "peer group" of non-ClearBridge investment managers and the team's pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund's prospectus to which the fund's average annual total returns are compared or, if none, the benchmark set forth in the fund's annual report). Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor.

   The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge Chief Investment Officer.). The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

   Up to 20% of an investment professional's annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional's business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
   Peter Luke....  X

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO--WESTERN ASSET MANAGEMENT CO.

OTHER ACCOUNTS MANAGED

                                                                             ACCOUNTS WITH RESPECT TO WHICH
                                                                             THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED*               PERFORMANCE OF THE ACCOUNT
                          -------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN   NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN    ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY       CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- ---------------- -----------    ---------------
   S. Kenneth Leech...... Registered Investment    114      $121,699,159,434     0                N/A
                          Companies
                          Other Pooled             239      $211,995,391,168     0                N/A
                          Investment Vehicles
                          Other Accounts           1069     $300,567,840,634     95         $32,730,534,560

   Stephen A. Walsh...... Registered Investment    114      $121,699,159,434     0                N/A
                          Companies
                          Other Pooled             239      $211,995,391,168     0                N/A
                          Investment Vehicles
                          Other Accounts           1069     $300,567,840,634     95         $32,730,534,560

   Carl L. Eichstaedt.... Registered Investment     12       $3,777,602,394      0                N/A
                          Companies
                          Other Pooled              6        $1,841,238,845      0                N/A
                          Investment Vehicles
                          Other Accounts            98      $20,235,499,347      3          $1,075,804,167

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED*              PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
    Edward A. Moody...... Registered Investment     3        $821,445,674        0              N/A
                          Companies
                          Other Pooled              1         $64,451,154        0              N/A
                          Investment Vehicles
                          Other Accounts            88      $17,049,446,178      8         $3,137,049,788

    Mark S. Lindbloom.... Registered Investment     6       $2,731,229,151       0              N/A
                          Companies
                          Other Pooled              3        $242,076,056        0              N/A
                          Investment Vehicles
                          Other Accounts            32      $7,188,685,801       4         $1,302,805,250

- --------
* The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

MATERIAL CONFLICTS OF INTEREST

   Western has identified several potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio's trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio's trades.

   It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

   With respect to securities transactions for mutual funds, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western's team approach to portfolio management and block trading approach works to limit this potential risk.

   The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimums value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

   Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm's overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm's business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm's compliance monitoring program.

   The Firm may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. As a general matter, the Firm has adopted compliance policies and procedures to address a wide range of potential conflicts of interest.

COMPENSATION

   At Western, one compensation methodology covers all products and functional areas.

   The Firm's methodology assigns each position a total compensation "target" which is derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

   Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan which includes an employer match and discretionary profit sharing.

   In addition, employees are eligible for bonuses. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary, and usually distributed in May. This is described in more details below:

    . Incentive compensation is based on individual performance, team performance and the performance of the company. Western's philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one's group and the Firm as a whole.

    . Incentive compensation is the primary focus of management decisions when determining Total Compensation. The components of Total Compensation include benefits, base salary, incentive compensation and assets under management (AUM) bonuses. Incentive Compensation is based on the success of the Firm and one's team, and personal contribution to that success. Incentive compensation is paid annually and is fully discretionary. AUM bonuses are discretionary awards paid to eligible employees on an annual basis. AUM bonuses are calculated according to the company's annual AUM growth.

    . Western offers a Long Term Incentive Plan, which affords eligible employees the opportunity to earn additional long-term compensation from discretionary contributions which will be made on their behalf. These contributions are made by Western Asset and are paid to the employee if he/she remains employed with Western Asset until the discretionary contributions become vested. The Discretionary Contributions allocated to the employee will be credited with tax-deferred investment earnings indexed against mutual fund options or other investment options selected by Western Asset. Discretionary Contributions made to the Plan will be placed in a special trust (known as a rabbi trust) that restricts management's use and of access to the money.

    . Under certain pre-existing arrangements, key professionals are paid incentives in recognition of outstanding performance. These incentives may include Legg Mason stock options.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
S. Kenneth Leech....  X
Stephen A. Walsh....  X
Carl L. Eichstaedt..  X
Edward A. Moody.....  X
Mark S. Lindbloom...  X

LEGG MASON VALUE EQUITY PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
     Mary Chris Gay*..... Registered Investment     7        $5.1 Billion        0              N/A
                          Companies
                          Other Pooled              13       $4.1 Billion        0              N/A
                          Investment Vehicles
                          Other Accounts            5        $1.2 Billion        1          $295 Million

- --------
* Bill Miller, Chief Investment Officer of Legg Mason Capital Management, Inc. ("LMCM"), manages a master portfolio that serves as a model for the Fund. Ms. Gay, however, is solely responsible for the day-to-day management of the Fund and for implementing the investment strategies pursued by the master portfolio, subject to the Fund's investment objectives, restrictions, cash flows, and other considerations.

MATERIAL CONFLICTS OF INTEREST

   The portfolio manager has day-to-day management responsibility for multiple accounts, which may include mutual funds, separately managed advisory accounts, commingled trust accounts, offshore funds, and insurance company separate accounts. The management of multiple accounts by the portfolio manager may create the potential for conflicts to arise. For example, even though all accounts in the same investment style are managed similarly, the portfolio manager make investment decisions for each account based on the investment guidelines, cash flows, and other factors that the manager believes are applicable to that account. Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at different times. A portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the Fund. Trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the Fund maintained its position in the security. A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees--the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This conflict may be heightened where an account is subject to a performance-based fee. A portfolio manager's personal investing may also give rise to potential conflicts of interest. Legg Mason Capital Management, Inc. has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

COMPENSATION

   The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets, and the growth in assets, managed by the Portfolio Manager (these are a function of performance, retention of assets, and flows of new assets), the Portfolio Manager's contribution to the investment manager's research process, and trends in industry compensation levels and practices.

   The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager's contribution to the success of the company, as well employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
 Mary Chris Gay..  X

LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN   NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN    ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY       CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- ----------------- -----------    ---------------
    Mark B. Baribeau..... Registered Investment     10      $3,216,768,503.41      0               N/A
                          Companies
                          Other Pooled               7      $1,434,131,656.58      1         $157,756,501.34
                          Investment Vehicles
                          Other Accounts            151     $4,768,989,359.62      0               N/A

                                                                               ACCOUNTS WITH RESPECT TO WHICH
                                                                               THE ADVISORY FEE IS BASED ON THE
                                         OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          ---------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN    NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN     ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY        CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- ------------------ -----------    ---------------
     Daniel J. Fuss...... Registered Investment     15      $30,446,315,874.80      0               N/A
                          Companies
                          Other Pooled              4        $485,263,420.10        0               N/A
                          Investment Vehicles
                          Other Accounts            81      $10,315,967,707.74      4         $892,201,221.93

     Warren Koontz....... Registered Investment     4       $1,058,730,009.17       0               N/A
                          Companies
                          Other Pooled              0              N/A              0               N/A
                          Investment Vehicles
                          Other Accounts            94      $1,595,044,905.95       0               N/A

     David Rolley........ Registered Investment     3       $1,994,030,960.35       0               N/A
                          Companies
                          Other Pooled              6        $880,038,991.20        1         $340,153,526.18
                          Investment Vehicles
                          Other Accounts            40      $7,254,641,275.05       3         $676,495,292.18

MATERIAL CONFLICTS OF INTEREST

   The fact that a portfolio manager manages a mutual fund as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

COMPENSATION

   Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components--base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

BASE SALARY

   A fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

VARIABLE COMPENSATION

   An incentive-based component and generally represents a significant multiple of base salary. It is based on four factors--investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component and generally represents at least 60% of the total for fixed income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

FIXED INCOME MANAGERS

   While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed income managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of an external benchmark and a customized peer group. The benchmarks used for the fixed income investment styles utilized for the Loomis Sayles Global Markets Portfolio are the Lehman Government/Credit Index, Lehman Global Aggregate Index and Citigroup World Government Bond Index.

   The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the past five years is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five-year performance on a rolling three-year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

   Loomis Sayles uses both an external benchmark and a customized peer group as measuring sticks for fixed income manager performance because it believes they represent an appropriate combination of the competitive fixed income product universe and the investment styles offered by the firm.

   Mr. Fuss's compensation is also based on his overall contributions to the firm in his various roles as Senior Portfolio Manager, Vice Chairman and Director. As a result of these factors, the contribution of investment performance to Mr. Fuss' total variable compensation may be significantly lower the percentage reflected above.

EQUITY MANAGERS

   While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a peer group of institutional managers in that style. A manager's performance relative to the peer group for the 1, 3 and 5 year periods is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmarks used for the equity investment styles utilized for the Loomis Sayles Global Market Portfolio are the Russell 1000 Value Index and the Russell 1000 Growth Index.

   Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity manager performance because it believes they represent the most competitive product universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

EQUITY AND FIXED INCOME MANAGERS

   Loomis Sayles has developed and implemented two long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

    . the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

    . upon retirement a participant will receive a multi-year payout for his or her vested units;

    . participation is contingent upon signing an award agreement, which includes a non-compete covenant.

   The second plan also is similarly constructed although the participants' annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

   Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan.

   The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen. Management has full discretion on what units are issued and to whom.

   Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
Mark B. Baribeau.  X

Daniel J. Fuss...
                   X

Warren Koontz....
                   X

David Rolley.....
                   X

LORD ABBETT BOND DEBENTURE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN   NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN    ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY       CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- ----------------- -----------    ---------------
  Christopher J. Towle... Registered Investment     13      $13,498.5 Million      0               N/A
                          Companies
                          Other Pooled               3       $983.1 Million        0               N/A
                          Investment Vehicles
                          Other Accounts           4,434    $2,488.2 Million       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolios. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

COMPENSATION

   Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

   Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

   Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
Christopher J. Towle  X

LORD ABBETT GROWTH AND INCOME PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                               ACCOUNTS WITH RESPECT TO WHICH
                                                                               THE ADVISORY FEE IS BASED ON THE
                                         OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          ---------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN    NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN     ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY        CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- ------------------ -----------    ---------------
     Eli M. Salzmann..... Registered Investment      9      $22,662.4 Million       0               N/A
                          Companies
                          Other Pooled               8        $458.4 Million        0               N/A
                          Investment Vehicles
                          Other Accounts          40,881*   $17,331.5* Million      0               N/A

- --------
* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $276.0 million in total assets.

MATERIAL CONFLICTS OF INTEREST

   Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolios. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

COMPENSATION

   Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

   Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

   Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
  Eli Salzmann...  X

  Sholom Dinsky..
                   X

LORD ABBETT MID CAP VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN   NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN    ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY       CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- ----------------- -----------    ---------------
    Edward K. von der     Registered Investment      10     $13,124.6 Million      0               N/A
      Linde.............. Companies
                          Other Pooled               0             N/A             0               N/A
                          Investment Vehicles
                          Other Accounts           1,681    $1,249.5 Million       0               N/A

    Howard E. Hansen..... Registered Investment      12     $14,773.8 Million      0               N/A
                          Companies
                          Other Pooled               3       $457.3 Million        0               N/A
                          Investment Vehicles
                          Other Accounts           1,692*   $2,131.8* Million      0               N/A

- --------
* Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $461.7 million in total assets.

MATERIAL CONFLICTS OF INTEREST

   Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolios. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts referenced in the table above.

COMPENSATION

   Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates.

   Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the portfolio returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

   Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------         ---- ---------- -------- -------- --------- ---------- ----------
Edward Von Der Linde.....  X

Howard Hansen............
                           X

MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                   NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                  ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY      CATEGORY*     CATEGORY         CATEGORY
- ------------------------- ----------------------- ----------- --------------- -----------    ---------------
   Nicholas D. Smithie... Registered Investment        6       $2.0 Billion        0               N/A
                          Companies
                          Other Pooled Investment      2      $187.3 Million       0               N/A
                          Vehicles
                          Other Accounts               3      $86.7 Million        0               N/A

- --------
*  Includes the portfolio

MATERIAL CONFLICTS OF INTEREST

   MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts, and has adopted policies and procedures designed to address potential conflicts.

   The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio's investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

   When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

   MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION

   Portfolio manager total cash compensation is a combination of base salary and performance bonus:

    . BASE SALARY--Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

    . PERFORMANCE BONUS--Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

    . The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or benchmark index with respect to each account. (Generally the benchmark index used is a benchmark index set forth in the Fund's prospectus to which the Fund's performance is compared.) Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

    . The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

   Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

   Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
Nicholas D. Smithie.  X

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                   NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                  ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY      CATEGORY*     CATEGORY         CATEGORY
- ------------------------- ----------------------- ----------- --------------- -----------    ---------------
    Jose Luis Garcia..... Registered Investment        8       $12.1 Billion       0               N/A
                          Companies
                          Other Pooled Investment      1       $782 Million        0               N/A
                          Vehicles
                          Other Accounts               2       $52.2 Billion       0               N/A

    Thomas Melendez...... Registered Investment        3       $7.0 Billion        0               N/A
                          Companies
                          Other Pooled Investment      0            N/A            0               N/A
                          Vehicles
                          Other Accounts               0            N/A            0               N/A

- --------
*  Includes the portfolio.

MATERIAL CONFLICTS OF INTEREST

   MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address potential conflicts.

   The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio's investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

   When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

   MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

COMPENSATION

   Portfolio manager total cash compensation is a combination of base salary and performance bonus:

    . BASE SALARY--Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

    . PERFORMANCE BONUS--Generally, incentive compensation represents a majority of portfolio manager total cash compensation. With respect to the MFS Research International Portfolio, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from Portfolio and other account performance)

   Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

   Finally, portfolio managers are provided with a benefits package, including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
Jose Luis Garcia.  X

Thomas Melendez..
                   X

CLARION GLOBAL REAL ESTATE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                            TOTAL ASSETS IN                TOTAL ASSETS IN
                                                 NUMBER OF    ACCOUNTS IN    NUMBER OF       ACCOUNTS IN
                                                ACCOUNTS IN    CATEGORY     ACCOUNTS IN       CATEGORY
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY    (IN MILLIONS)   CATEGORY       (IN MILLIONS)
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
   T. Ritson Ferguson.... Registered Investment     19         $14,434.1         0               $0
                          Companies
                          Other Pooled              11          $871.7           9             $819.9
                          Investment Vehicles
                          Other Accounts            61         $2,376.4          6              $428

   Steven D. Burton...... Registered Investment     16         $13,006.1         0               $0
                          Companies
                          Other Pooled              1            $27.4           1             $212.1
                          Investment Vehicles
                          Other Accounts            39         $1,675.6          2             $319.9

   Joseph P. Smith....... Registered Investment     16          $13,803          0               $0
                          Companies
                          Other Pooled              11          $871.7           9             $819.9
                          Investment Vehicles
                          Other Accounts            56         $2,291.5          6              $428

POTENTIAL MATERIAL CONFLICTS OF INTEREST

   A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for a portfolio manager's various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager's accounts.

   A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

   A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

   A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees--the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

COMPENSATION

   There are three pieces of compensation for portfolio managers--fixed-based salary, bonus and deferred compensation. Fixed-based salary is set and market competitive. Bonus and deferred compensation is based upon a variety of factors, one of which is performance across all accounts.

OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED*              PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                            TOTAL ASSETS IN
                                                 NUMBER OF    ACCOUNTS IN    NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    CATEGORY     ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY    (IN MILLIONS)   CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
       Marc Baylin....... Registered Investment      8          $17,483          0               N/A
                          Companies
                          Other Pooled               1          $1,217           0               N/A
                          Investment Vehicles
                          Other Accounts             0            N/A            0               N/A

- --------
* Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

MATERIAL CONFLICTS OF INTEREST

   As indicated above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Portfolio. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Portfolio's investment objectives and strategies. For example, the Portfolio Manager may need to allocate investment opportunities between the Portfolio and another fund or account having similar objectives or strategies, or she may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Portfolio. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Portfolio, the Manager could have an incentive to favor the other fund or account. However, the Manager's compliance procedures and Code of Ethics recognize the Manager's fiduciary obligation to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Portfolio's Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or she may manage funds or accounts with different investment objectives and strategies.

COMPENSATION

   The Portfolio's Portfolio Manager is employed and compensated by the Manager, not the Portfolio. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2007, the Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent. Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

   The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the Portfolio is Lipper Large Cap Growth Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Portfolio's assets, although the Portfolio's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the Portfolio Manager. The compensation structure of the other funds managed by the Portfolio Manager is the same as the compensation structure of the Portfolio, described above.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
   Marc Baylin...  X

PIMCO INFLATION PROTECTED BOND PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                               ACCOUNTS WITH RESPECT TO WHICH
                                                                               THE ADVISORY FEE IS BASED ON THE
                                         OTHER ACCOUNTS MANAGED                 PERFORMANCE OF THE ACCOUNT
                          ---------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN    NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN     ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY        CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- ------------------ -----------   -----------------
       Mihir Worah....... Registered Investment     15      $31,185.51 Million     0                N/A
                          Companies
                          Other Pooled              23      $3,847.41 Million      0                N/A
                          Investment Vehicles
                          Other Accounts            29      $10,700.18 Million     10        $1,315.18 Million

MATERIAL CONFLICTS OF INTEREST

   From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

   Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

INVESTMENT OPPORTUNITIES

   A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

   Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

PERFORMANCE FEES

   A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

COMPENSATION

   PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

SALARY AND BONUS

   Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

   In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

    . 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

    . Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

    .  Amount and nature of assets managed by the portfolio manager;

    . Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

    . Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

    . Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

    .  Contributions to asset retention, gathering and client satisfaction;

    .  Contributions to mentoring, coaching and/or supervising; and

    .  Personal growth and skills added.

   A portfolio manager's compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

RETENTION BONUSES

   Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

   Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

PROFIT SHARING PLAN

   Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William receives a fixed percentage of the profit sharing plan.

ALLIANZ TRANSACTION RELATED COMPENSATION

   In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

   From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

   Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
   Mihir Worah...  X

PIMCO TOTAL RETURN PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                                  ACCOUNTS WITH RESPECT TO WHICH
                                                                                  THE ADVISORY FEE IS BASED ON THE
                                          OTHER ACCOUNTS MANAGED                    PERFORMANCE OF THE ACCOUNT
- -                         -------------------------------------------------------
--------------------------------
                                                   NUMBER OF    TOTAL ASSETS IN    NUMBER OF    TOTAL ASSETS IN
                                                  ACCOUNTS IN     ACCOUNTS IN     ACCOUNTS IN     ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY        CATEGORY        CATEGORY        CATEGORY
- ------------------------- ----------------------- ----------- ------------------- -----------
------------------
    William H. Gross..... Registered Investment       36      $157,683.55 Million     0               N/A
                          Companies
                          Other Pooled Investment     19       $8,422.59 Million      3         $836.98 Million
                          Vehicles
                          Other Accounts              162     $42,263.70 Million      21       $19,071.41 Million

MATERIAL CONFLICTS OF INTEREST

   From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

   Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

INVESTMENT OPPORTUNITIES

   A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

   Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

PERFORMANCE FEES

   A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

COMPENSATION

   PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

SALARY AND BONUS

   Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

   In addition, the following non-exclusive list of qualitative criteria (collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

    . 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

    . Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

    .  Amount and nature of assets managed by the portfolio manager;

    . Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

    . Generation and contribution of investment ideas in the context of PIMCO's secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

    . Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

    .  Contributions to asset retention, gathering and client satisfaction;

    .  Contributions to mentoring, coaching and/or supervising; and

    .  Personal growth and skills added.

   A portfolio manager's compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

RETENTION BONUSES

   Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

   Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors' profit growth and PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

PROFIT SHARING PLAN

   Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William receives a fixed percentage of the profit sharing plan.

ALLIANZ TRANSACTION RELATED COMPENSATION

   In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

   From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

   Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
William H. Gross.  X

PIONEER FUND PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
  John A. Carey.......... Registered Investment     10      $11,454,393,000      1         $7,918,558,000
                          Companies
                          Other Pooled              3       $1,883,897,000       0              N/A
                          Investment Vehicles
                          Other Accounts            2        $184,145,000        0              N/A

  Walter Hunnewell, Jr... Registered Investment     10      $11,454,393,000      1         $7,918,558,000
                          Companies
                          Other Pooled              3       $1,883,897,000       0              N/A
                          Investment Vehicles
                          Other Accounts            2        $184,145,000        0              N/A

MATERIAL CONFLICTS OF INTEREST

   When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

   A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

   A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

   A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

   A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

   If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION

COMPENSATION OF PORTFOLIO MANAGERS

   Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

QUANTITATIVE INVESTMENT PERFORMANCE

   The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

QUALITATIVE PERFORMANCE

   The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

COMPANY RESULTS AND BUSINESS LINE RESULTS

   Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

   Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
John A. Carey.......  X

Walter Hunnewell,
  Jr................
                      X

PIONEER STRATEGIC INCOME PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
    Kenneth J. Taubes.... Registered Investment      9      $2,967,604,000       0               N/A
                          Companies
                          Other Pooled               2      $1,532,471,000       0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

MATERIAL CONFLICTS OF INTEREST

   When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

   A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering.

   A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

   A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

   If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION

COMPENSATION OF PORTFOLIO MANAGERS

   Pioneer has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts the portfolio managers manage, through incentive payments based in part on the relative investment performance of those funds, and also Pioneer through incentive payments based in part on Pioneer's financial performance. Pioneer's compensation arrangements with its portfolio managers are determined on the basis of the portfolio manager's overall services to Pioneer and its affiliates and not on the basis of specific funds or accounts managed by the portfolio manager. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Pioneer and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

QUANTITATIVE INVESTMENT PERFORMANCE

   The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The account is ranked against its peer group universe (60%) and a broad-based securities market index (40%).

QUALITATIVE PERFORMANCE

   The qualitative performance component includes specific objectives that are mutually established and evaluated by each portfolio manager and management.

COMPANY RESULTS AND BUSINESS LINE RESULTS

   Company results and business/division line results affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

   Certain portfolio managers participate in an incentive plan whereby senior executives or other key employees are granted options in stock of Pioneer Global Asset Management S.p.A., an affiliate of Pioneer, at the then fair value of the underlying stock. These options are generally exercisable within three years.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
Kenneth J. Taubes...  X

RCM TECHNOLOGY PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
      Walter Price....... Registered Investment     10      $2.986 Billion       0               N/A
                          Companies
                          Other Pooled              2        $10 Million         2           $10 Million
                          Investment Vehicles
                          Other Accounts            8        $45 Million         0               N/A

      Huachen Chen....... Registered Investment     8       $2.941 Billion       0               N/A
                          Companies
                          Other Pooled              0            N/A             0               N/A
                          Investment Vehicles
                          Other Accounts            14       $104 Million        0               N/A

MATERIAL CONFLICTS OF INTEREST

   Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

   These potential conflicts may include, among others:

    . The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

    . The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

    . The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

   A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold--for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

   "Cross trades," in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

   Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

   A fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

   A fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

   A fund's portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM's investment personnel, including each fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See "Code of Ethics".

PALLAS INVESTMENT PARTNERS, L.P. ("PALLAS") AND RELATED ENTITIES

   Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

   Pallas serves as investment manager to two unregistered investment companies (the "Pallas Hedge Funds")--Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the "General Partner"). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner.

   Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.50% for Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the RCM Technology Portfolio.

   RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM's affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

   RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

   In addition, trades entered into by Pallas on behalf of Pallas' clients are executed through RCM's equity trading desk, and trades by Pallas on behalf of Pallas' clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM's clients. All trades on behalf of Pallas' clients that are executed through RCM's equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

COMPENSATION

   RCM goes to great lengths to ensure that its compensation packages are competitive. RCM's compensation strategy begins with participation in annual industry compensation reviews to benchmark "best in class" compensation amounts at every level in the firm. RCM is a member of the McLagan Partners, Inc. Roundtable, and we benchmark each position's compensation package against the most competitive standards in compensation for companies in our region and in the investment management community.

   RCM maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. The primary components of this system are base compensation, incentive bonus, and long term incentive units (LTIP). We strive to provide our staff with competitive salaries and incentive compensation that is driven by peer data and investment performance. In addition, our key staff will benefit by the overall success of our business in both the short term (incentive bonus) and the long term (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients.

   RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, and a benefits package (the "Bonus Program"). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the "Profit Program").

BONUS PROGRAM

   BASE SALARY--Each Portfolio Manager is paid a fixed base salary set at a competitive level, taking into consideration the Portfolio Manager's experience and responsibilities, as determined by RCM.

   ANNUAL BONUS AND PROFIT SHARING OPPORTUNITY--Each Portfolio Manager's compensation is directly affected by the performance of the individual portfolios he or she manages, as well as the performance of the individual's portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual's performance rating is quantities, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant portfolio/Fund's benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund's Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual's performance (with 10% from peer reviews and 20% from the appraisal by the individual's manager.

   ADDITIONAL INCENTIVES--Our key staff will benefit by the overall success of our business in both the short term (incentive bonus) and the long term
   (LTIP), ensuring that monetary reward is competitive and reflective of the investment results received by our clients over the various market cycles.

PROFIT PROGRAM

   RCM compensates the portfolio managers of the RCM Technology Portfolio under the Profit Program. In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the fund. Under this program portfolio managers also are eligible to participate in the LTIP program and the retirement plans referenced above.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
  Walter Price...  X

  Huachen Chen...
                   X

RAINIER LARGE CAP EQUITY PORTFOLIO (AS OF 6/30/07)

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED                PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                   NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                  ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER   CATEGORY OF ACCOUNT    CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- ----------------------- ----------- --------------- -----------    ---------------
    James R. Margard..... Registered Investment        0            N/A            0               N/A
                          Companies
                          Other Pooled Investment      0            N/A            0               N/A
                          Vehicles
                          Other Accounts              136     $13.524 Billion      0               N/A

    Daniel M. Brewer..... Registered Investment        0            N/A            0               N/A
                          Companies
                          Other Pooled Investment      0            N/A            0               N/A
                          Vehicles
                          Other Accounts              136     $13.524 Billion      0               N/A

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
    Mark W. Broughton.... Registered Investment      0            N/A            0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts            136     $13.524 Billion      0               N/A

    Stacie L. Cowell..... Registered Investment      0            N/A            0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts            136     $13.524 Billion      0               N/A

    Mark H. Dawson....... Registered Investment      0            N/A            0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts            136     $13.524 Billion      0               N/A

    Peter M. Musser...... Registered Investment      0            N/A            0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts            136     $13.524 Billion      0               N/A

MATERIAL CONFLICTS OF INTEREST

   The compensation paid to the Adviser for managing the Portfolio is based only on a percentage of assets under management. Portfolio managers benefit from the Adviser's revenues and profitability. But no portfolio managers are compensated based directly on fee revenue earned by the Adviser on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

   Execution and research services provided by brokers may not always be utilized in connection with the Portfolio or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. The Adviser allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

   If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Portfolio or other client account, the Portfolio may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, the Adviser aggregates orders of the portfolios it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

COMPENSATION

   All portfolio managers are compensated by the Portfolio's Adviser. All portfolio managers receive a fixed salary. Portfolio managers who are shareholders (principals) receive a dividend based on number of Rainier Management shares owned. Portfolio managers who are neither shareholders nor principals receive an annual subjective bonus based on the employee's contribution to the performance of the Portfolio and other accounts that he or she manages, as well as the employee's teamwork, constructive attitude and other contributions to the Adviser's business, but not based on the size of the portfolio or assets under management. The measurement of a non-shareholder portfolio manager's contribution to the performance of a Portfolio is not strictly a quantitative measurement of security performance compared to a benchmark. However, attribution analysis comparing performance of the portfolio holdings to a benchmark for the industry for which the portfolio manager has responsibility is normally reviewed. Typically, periods of one and three years receive greatest scrutiny in performance evaluations, without regard to the effect any taxes would have on those portfolio recommendations.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------         ---- ---------- -------- -------- --------- ---------- ----------
James R. Margard.........  X

Daniel M. Brewer.........
                           X

Mark W. Broughton........
                           X

Stacie L. Cowell.........
                           X

Mark H. Dawson...........
                           X

Peter M. Musser..........
                           X

T. ROWE PRICE MID CAP GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                              ACCOUNTS WITH RESPECT TO WHICH
                                                                              THE ADVISORY FEE IS BASED ON THE
                                        OTHER ACCOUNTS MANAGED*               PERFORMANCE OF THE ACCOUNT
                          --------------------------------------------------- --------------------------------
                                                 NUMBER OF   TOTAL ASSETS IN   NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN    ACCOUNTS IN    ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY       CATEGORY       CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- ----------------- -----------    ---------------
     Brian Berghuis...... Registered Investment      7      $20,984.0 Million      0               N/A
                          Companies
                          Other Pooled               1       $307.8 Million        0               N/A
                          Investment Vehicles
                          Other Accounts             5       $667.4 Million        0               N/A

- --------
* Please note the information above does not include any of the funds for which T. Rowe Price serves as subadviser for Met Investors Advisory, LLC. The assets have not yet been reconciled, and therefore, are subject to change.

MATERIAL CONFLICTS OF INTEREST

   Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Portfolio

Manager's Compensation" section, our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

COMPENSATION

   Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

   Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Mid-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

   Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

   Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

   All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

   This compensation structure is used for all portfolios managed by the portfolio manager.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
 Brian Berghuis..  X

THIRD AVENUE SMALL CAP VALUE PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
      Curtis Jensen...... Registered Investment      5       $3.6 Billion        0               N/A
                          Companies
                          Other Pooled               0            N/A            0               N/A
                          Investment Vehicles
                          Other Accounts             4*     Over $1 Million      0               N/A

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
    Ian Lapey............ Registered Investment      7       $2.1 Billion        0               N/A
                          Companies
                          Other Pooled               3       $223 Million        0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

    Kathleen Crawford.... Registered Investment      7       $2.1 Billion        0               N/A
                          Companies
                          Other Pooled               3       $223 Million        0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

- --------
* Curtis Jensen manages these accounts in a personal capacity and receives no advisory fee for these accounts.

MATERIAL CONFLICTS OF INTEREST

   Circumstances may arise under which Third Avenue Management LLC (the "Adviser") determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its client accounts, there is a limited supply or demand for the security or other investment. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. The Adviser has adopted policies and procedures to monitor and manage these potential conflicts of interest to protect its clients' interests.

COMPENSATION

   Each portfolio manager receives a fixed base salary and a cash bonus, payable each year. A portion of the bonus is deferred, pursuant to a deferred compensation plan of the Adviser. The bonus is determined in the discretion of senior management of the Adviser, and is based on a qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Portfolio managers who perform additional management functions within the Adviser may receive additional compensation in these other capacities.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------         ---- ---------- -------- -------- --------- ---------- ----------
Curtis Jensen............  X

Ian Lapey................
                           X

Kathleen Crawford........
                           X

TURNER MID CAP GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
  Christopher K. McHugh.. Registered Investment     14       $4.6 Billion        3          $1.3 Billion
                          Companies
                          Other Pooled              27       $636 Million        2           $4 Million
                          Investment Vehicles
                          Other Accounts            23       $2.8 Billion        2          $162 Million

  Jason D. Schrotberger.. Registered Investment     15       $3.8 Billion        1          $103 Million
                          Companies
                          Other Pooled              26       $551 Million        2           $4 Million
                          Investment Vehicles
                          Other Accounts            55       $3.3 Billion        4          $264 Million

  Tara R. Hedlund........ Registered Investment     10       $3.3 Billion        1          $103 Million
                          Companies
                          Other Pooled              20       $505 Million        2           $4 Million
                          Investment Vehicles
                          Other Accounts            15       $916 Million        1          $127 Million

MATERIAL CONFLICTS OF INTEREST

   As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

COMPENSATION

   Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers for The Funds, are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

   The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
Christopher McHugh..  X

Jason Schrotberger..
                      X

Tara Hedlund........
                      X

VAN KAMPEN COMSTOCK PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
   R. Robert Baker....... Registered Investment     18      $30,734,855,846      0               N/A
                          Companies
                          Other Pooled              1        $671,039,889        0               N/A
                          Investment Vehicles
                          Other Accounts          13,252    $2,554,294,172       0               N/A

   Jason S. Leder........ Registered Investment     18      $30,734,855,846      0               N/A
                          Companies
                          Other Pooled              1        $671,039,889        0               N/A
                          Investment Vehicles
                          Other Accounts          13,252    $2,554,294,172       0               N/A

   Kevin C. Holt......... Registered Investment     18      $30,734,855,846      0               N/A
                          Companies
                          Other Pooled              1        $671,039,889        0               N/A
                          Investment Vehicles
                          Other Accounts          13,252    $2,554,294,172       0               N/A

   Devin E. Armstrong.... Registered Investment     18      $30,734,855,846      0               N/A
                          Companies
                          Other Pooled              1        $671,039,889        0               N/A
                          Investment Vehicles
                          Other Accounts          13,252    $2,554,294,172       0               N/A

   James N. Warwick...... Registered Investment     18      $30,734,855,846      0               N/A
                          Companies
                          Other Pooled              1        $671,039,889        0               N/A
                          Investment Vehicles
                          Other Accounts          13,252    $2,554,294,172       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION

   Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION

   Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION

   In addition to base compensation, portfolio managers may receive discretionary compensation.

   Discretionary compensation can include:

    .  Cash Bonus

    . MORGAN STANLEY'S LONG TERM INCENTIVE COMPENSATION AWARDS--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

    . INVESTMENT MANAGEMENT ALIGNMENT PLAN (IMAP) AWARDS--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

    . VOLUNTARY DEFERRED COMPENSATION PLANS--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

   Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

    . INVESTMENT PERFORMANCE. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

    . Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

    .  Contribution to the business objectives of the Investment Adviser.

    .  The dollar amount of assets managed by the portfolio manager.

    .  Market compensation survey research by independent third parties.

    .  Other qualitative factors, such as contributions to client objectives.

    . Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
R. Robert Baker.....  X

Jason S. Leder......
                      X

Kevin C. Holt.......
                      X

Devin E. Armstrong..
                      X

James N. Warwick....
                      X

VAN KAMPEN MID CAP GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
      Dennis Lynch....... Registered Investment     37      $32,189,208,866      0               N/A
                          Companies
                          Other Pooled               5      $1,525,680,441       0               N/A
                          Investment Vehicles
                          Other Accounts           7,247    $1,981,330,357       0               N/A

      David Cohen........ Registered Investment     37      $32,189,208,866      0               N/A
                          Companies
                          Other Pooled               5      $1,525,680,441       0               N/A
                          Investment Vehicles
                          Other Accounts           7,247    $1,981,330,357       0               N/A

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
    Sam Chainani......... Registered Investment     37      $32,189,208,866      0               N/A
                          Companies
                          Other Pooled               5      $1,525,680,441       0               N/A
                          Investment Vehicles
                          Other Accounts           7,247    $1,981,330,357       0               N/A

    Alexander Norton..... Registered Investment     37      $32,189,208,866      0               N/A
                          Companies
                          Other Pooled               5      $1,525,680,441       0               N/A
                          Investment Vehicles
                          Other Accounts           7,247    $1,981,330,357       0               N/A

    Jason Yeung.......... Registered Investment     37      $32,189,208,866      0               N/A
                          Companies
                          Other Pooled               5      $1,525,680,441       0               N/A
                          Investment Vehicles
                          Other Accounts           7,247    $1,981,330,357       0               N/A

MATERIAL CONFLICTS OF INTEREST

   Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

COMPENSATION

   Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION

   Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

DISCRETIONARY COMPENSATION

   In addition to base compensation, portfolio managers may receive discretionary compensation.

   Discretionary compensation can include:

    .  Cash Bonus.

    . MORGAN STANLEY'S LONG TERM INCENTIVE COMPENSATION AWARDS--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

    . INVESTMENT MANAGEMENT ALIGNMENT PLAN (IMAP) AWARDS--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

    . VOLUNTARY DEFERRED COMPENSATION PLANS--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

   Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

    . INVESTMENT PERFORMANCE. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

    . Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

    .  Contribution to the business objectives of the Investment Adviser.

    .  The dollar amount of assets managed by the portfolio manager.

    .  Market compensation survey research by independent third parties.

    .  Other qualitative factors, such as contributions to client objectives.

    . Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

OWNERSHIP OF SECURITIES

                                     $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------    ---- ---------- -------- -------- --------- ---------- ----------
Dennis Lynch........  X

David Cohen.........
                      X

Sam Chainani........
                      X

Alexander Norton....
                      X

Jason Yeung.........
                      X

AMERICAN FUNDS BALANCED ALLOCATION PORTFOLIO, AMERICAN FUNDS GROWTH ALLOCATION PORTFOLIO AND AMERICAN FUNDS MODERATE ALLOCATION PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
   Elizabeth M. Forget... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Alan Leland........... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Darrel A. Olson....... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   John F. Guthrie....... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Thomas C. McDevitt.... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

MATERIAL CONFLICTS OF INTEREST

   Met Investors Advisory, LLC is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

COMPENSATION

   The portfolio managers for the Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

   The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments
(LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------         ---- ---------- -------- -------- --------- ---------- ----------
Elizabeth M. Forget......  X

Alan Leland..............
                           X

Darrel A. Olson..........
                           X

John F. Guthrie..........
                           X

Thomas C. McDevitt.......
                           X

METLIFE AGGRESSIVE STRATEGY PORTFOLIO, METLIFE BALANCED STRATEGY PORTFOLIO, METLIFE DEFENSIVE STRATEGY PORTFOLIO, METLIFE GROWTH STRATEGY PORTFOLIO AND METLIFE MODERATE STRATEGY PORTFOLIO.

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
   Elizabeth M. Forget... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Alan Leland........... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
   Darrel A. Olson....... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   John F. Guthrie....... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Thomas C. McDevitt.... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

MATERIAL CONFLICTS OF INTEREST

   Met Investors Advisory, LLC is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

COMPENSATION

   The portfolio managers for the Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

   The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments
(LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------         ---- ---------- -------- -------- --------- ---------- ----------
Elizabeth M. Forget......  X

Alan Leland..............
                           X

Darrel A. Olson..........
                           X

John F. Guthrie..........
                           X

Thomas C. McDevitt.......
                           X

STRATEGIC CONSERVATIVE GROWTH PORTFOLIO, STRATEGIC GROWTH PORTFOLIO AND STRATEGIC GROWTH AND INCOME PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED*              PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
     Mark A. Keller...... Registered Investment      1      $232.0 Million       0               N/A
                          Companies
                          Other Pooled              13      $531.3 Million       0               N/A
                          Investment Vehicles
                          Other Accounts           7,800     $1.4 Billion        0               N/A

     James M. Havey...... Registered Investment      0           N/A             0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

- --------
* Number of other accounts is approximate and includes individually managed wrap fee accounts.

MATERIAL CONFLICTS OF INTEREST

   As part of its compliance program, Gallatin has adopted policies and procedures that seek to address potential conflicts of interest. The firm's compliance program and code of ethics is designed to detect and prevent violations and ensure that all client accounts are treated equitably over time and protect against potential incentives that may favor one account over another.

   Gallatin has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nonetheless, Gallatin or an affiliate furnishes investment management and brokerage services to numerous clients in addition to the Portfolios. In managing multiple portfolios, certain potential conflicts of interest may arise when a portfolio manager also has day-to-day management responsibilities with respect to one or more portfolio or other accounts.

   Gallatin has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. A portfolio manager who is responsible for managing multiple portfolios may devote unequal time and attention to the management of those accounts. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies. Portfolio managers have the responsibility to determine which broker-dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. Gallatin may be limited by the client with respect to the selection of broker-dealers or may be instructed to direct trades through a particular broker for its separate accounts. In these cases, Gallatin may place separate, non-simultaneous transactions for a portfolio and another account, which could temporarily affect the market price of the security or the execution of the transaction, possibly to the detriment of the portfolio, or its other accounts. When Gallatin believes it is desirable, appropriate, and feasible to purchase the same security for a number of client accounts at the same time, Gallatin will aggregate its clients' orders, in a way that seeks to obtain the most favorable executions in terms of the price at which the security is purchased or sold, the costs of executions and the efficiency of the processing of the transactions. Portfolio managers may choose to execute orders with an affiliated broker-dealer if it believes it can obtain a more favorable net price for the Portfolio and other clients. Each account that participates in an aggregated order will participate at the average net unit price.

COMPENSATION

   Gallatin's portfolio managers participate in a compensation program which consists primarily of a base salary and an annual bonus.

BASE SALARY

   Each portfolio manager's base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including among others, experience, quality of performance record and breadth of management responsibility, and a comparison to competitive market data provided by external compensation consultants.

ANNUAL BONUS

   The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year. The bonus is typically paid in a combination of cash and equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, Gallatin's publicly traded parent company.

ADDITIONAL BENEFITS

   In addition to a base salary and annual bonus, portfolio managers may participate, at their election, in various benefits programs, including the following:

    .  medical, dental, vision and prescription benefits;

    .  life, disability, and long-term care insurance;

    . before-tax spending accounts relating to dependent care and healthcare; and various other services, such as family counseling and employee assistance programs, pre-paid or discounted legal services and health care advisory programs.

   These benefits are broadly available to all employees. Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level. For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

OWNERSHIP OF SECURITIES

                                  $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- ----------------- ---- ---------- -------- -------- --------- ---------- ----------
 Mark A. Keller..  X

 James M. Havey..
                   X

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

OTHER ACCOUNTS MANAGED

                                                                            ACCOUNTS WITH RESPECT TO WHICH
                                                                            THE ADVISORY FEE IS BASED ON THE
                                       OTHER ACCOUNTS MANAGED               PERFORMANCE OF THE ACCOUNT
                          ------------------------------------------------- --------------------------------
                                                 NUMBER OF  TOTAL ASSETS IN  NUMBER OF     TOTAL ASSETS IN
                                                ACCOUNTS IN   ACCOUNTS IN   ACCOUNTS IN      ACCOUNTS IN
NAME OF PORTFOLIO MANAGER  CATEGORY OF ACCOUNT   CATEGORY      CATEGORY      CATEGORY         CATEGORY
- ------------------------- --------------------- ----------- --------------- -----------    ---------------
   Elizabeth M. Forget... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Alan Leland........... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Darrel A. Olson....... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles

                          Other Accounts             0           N/A             0               N/A

   John F. Guthrie....... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

   Thomas C. McDevitt.... Registered Investment      6      $6,644,783,921       0               N/A
                          Companies
                          Other Pooled               0           N/A             0               N/A
                          Investment Vehicles
                          Other Accounts             0           N/A             0               N/A

MATERIAL CONFLICTS OF INTEREST

   Met Investors Advisory, LLC is not aware of any material conflicts of interest that may arise in connection with the management of the Asset Allocation Portfolios and the management of the other accounts included in the table above.

COMPENSATION

   The portfolio managers for the Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

   The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments
(LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

OWNERSHIP OF SECURITIES

                                          $10,001- $50,001- $100,001- $500,001-     OVER
PORTFOLIO MANAGER         NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
- -----------------         ---- ---------- -------- -------- --------- ---------- ----------
Elizabeth M. Forget......  X

Alan Leland..............
                           X

Darrel A. Olson..........
                           X

John F. Guthrie..........
                           X

Thomas C. McDevitt.......
                           X

                         METROPOLITAN SERIES FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 28, 2008

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to the prospectuses of the Portfolios of the Metropolitan Series Fund, Inc. (the "Fund") dated April 28, 2008, as any prospectus may be supplemented or amended from time to time (the "Prospectus"), and should only be read, with respect to a Portfolio, along with the Prospectus for that Portfolio. The annual report of the Fund for the year ending December 31, 2007 accompanies this SAI. The audited financial statements included in the annual report, including any notes thereto, and the report of the independent registered public accounting firm thereon are incorporated by reference into this document, which means that their contents are legally considered to be a part of this Statement of Additional Information. A copy of the Prospectus and the annual report may be obtained from Metropolitan Series Fund, Inc., c/o Metropolitan Life Insurance Company, Attn: Annuity Fulfillment Unit - MSF, 1600 Division Road, West Warwick, Rhode Island 02893 or by calling (800) 638-7732.

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                                TABLE OF CONTENTS


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                                                                                                                  1
GENERAL

                                                                                                                  1
INVESTMENT POLICIES

                                                                                                                  7
INVESTMENT RESTRICTIONS

                                                                                                                  9
INVESTMENT PRACTICES

                                                                                                                 32
DISCLOSURE OF PORTFOLIO HOLDINGS

                                                                                                                 34
RESOLVING MATERIAL CONFLICTS

                                                                                                                 34
DETERMINATION OF NET ASSET VALUES

                                                                                                                 36
EXPENSES

                                                                                                                 37
DIRECTORS AND OFFICERS

                                                                                                                 43
ADVISORY ARRANGEMENTS

                                                                                                                 57
PORTFOLIO MANAGERS

                                                                                                                 92
DISTRIBUTION AGREEMENT

                                                                                                                 95
OTHER SERVICES

                                                                                                                 96
PORTFOLIO TRANSACTIONS AND BROKERAGE

                                                                                                                103
CODE OF ETHICS

                                                                                                                103
DESCRIPTION OF THE FUND

                                                                                                                104
TAXES

                                                                                                                107
TRANSFER AGENT

                                                                                                                107
FINANCIAL STATEMENTS

                                                                                                                107
INDEX SPONSORS

                                                                                                                110
APPENDIX A-1 -- DESCRIPTION OF BOND RATINGS

                                                                                                                115
APPENDIX A-2 -- DESCRIPTION OF COMMERCIAL PAPER RATINGS

                                                                                                                116
APPENDIX B -- INFORMATION ABOUT PROXY VOTING POLICIES AND PROCEDURES
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                                     GENERAL

      Defined terms used in this SAI, but not defined herein, are used as they are defined in the Prospectus.

                               INVESTMENT POLICIES

      The investment objective(s) and principal investment strategies of each Portfolio (each, a "Portfolio," and, collectively, the "Portfolios") of the Fund are set forth in the Prospectus. There can be no assurance that a Portfolio will achieve its investment objective(s). The information that follows sets out certain investment policies of certain Portfolios. For more information about the investment policies of each Portfolio, see below under "Investment Restrictions" and "Investment Practices" and the Prospectus.

      Each of MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Aggressive Allocation Portfolio (each, an "Asset Allocation Portfolio" and, collectively, the "Asset Allocation Portfolios") operates under a "fund of funds" structure, investing substantially all of its assets in other mutual funds advised by MetLife Advisers, LLC ("MetLife Advisers") or its affiliates (each, an "Underlying Portfolio" and, collectively, the "Underlying Portfolios"). In addition to the fees directly associated with an Asset Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which the Asset Allocation Portfolio invests. Each Underlying Portfolio may have a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks. For a list of the Underlying Portfolios in which each Asset Allocation Portfolio may invest as of the date of this SAI, please see the Prospectus. For more information about the investment strategies of the Underlying Portfolios of the Fund, and the risks associated with those strategies, please refer to any information in this section relating to the particular Underlying Portfolio of the Fund and the sections below entitled "Investment Restrictions" and "Investment Practices." For additional information about the investment strategies and associated risks of the Underlying Portfolios that are series of Met Investors Series Trust ("MIST"), please see the April 28, 2008 prospectus and statement of additional information of MIST (SEC File No. 811-10183).

      Except as otherwise indicated, each Portfolio's investment objective(s) and policies set forth in the Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio's policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

      The terms "shareholder approval" and "approval of a majority of the outstanding voting securities," as used in the Prospectus and this SAI, mean, with respect to a class of a Portfolio, approval by the lesser of (i) 67% of the shares of a class of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of such class are represented or (ii) more than 50% of the outstanding shares of such class.

BlackRock Aggressive Growth Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Large Cap Value Portfolio and BlackRock Strategic Value Portfolio

      The Portfolio may invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

      The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock Advisors, LLC ("BlackRock"), the Portfolio's subadviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated
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at least within the "A" major rating category by Standards & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor Services, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

      Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments that are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BlackRock Bond Income Portfolio
      The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3 % of the Portfolio's total assets.

      The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

      Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BlackRock Diversified Portfolio
      The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of BlackRock, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies. The types of high-quality instruments in which the Portfolio may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by S&P or the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or Moody's.

      Securities Ratings Policies. When securities are rated by one or more independent rating agencies, the Portfolio uses these ratings to determine credit quality. The Portfolio may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Portfolio may invest on the basis of the higher rating. Also, the Portfolio may invest in debt securities that are unrated. If a security is unrated, the Portfolio may assign it to a given category based on its own credit research.

BlackRock Money Market Portfolio
      In determining how much of the Portfolio's investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed mortgages" includes private pools of nongovernment-backed mortgages.

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      The Portfolio may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks. The Portfolio expects that investments, if any, in such obligations will consist principally of obligations that are issued by U.S. branches and agencies of foreign banks for sale in the U.S., subject to the belief of BlackRock that the risks described below are reduced in the case of such bank obligations. The Portfolio also may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a U.S. bank. This 25% limit does not apply to investments in U.S. branches of foreign banks, which may be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

      All the Portfolio's investments mature in less than 397 days and the average maturity of the Portfolio's securities based on their dollar value will not exceed 90 days at the time of each investment. Money market instruments maturing in less than 397 days tend to yield less than obligations of comparable quality having longer maturities. See "Determination of Net Asset Values." Where obligations of greater than one year are used to secure the Portfolio's repurchase agreements, the repurchase agreements themselves will have very short maturities. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

      In seeking to provide a high level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. The Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio's investment portfolio of money market instruments. The value of the securities in the Portfolio's investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable.

Davis Venture Value Portfolio
      The Portfolio may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Portfolio may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Portfolio's total assets to be invested in such companies. The Portfolio may invest in restricted securities, which may include Rule 144A securities.

      The Portfolio may write covered call options on its portfolio securities, but currently intends to write such options only to the extent that less than 5% of its net assets would be subject to the options.

FI Large Cap Portfolio and FI Value Leaders Portfolio
      As a non-fundamental policy, the Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

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FI Mid Cap Opportunities Portfolio
      For purposes of normally investing at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations, Pyramis Global Advisers, LLC ("Pyramis"), the Portfolio's subadviser, intends to measure the capitalization range of the S&P MidCap 400 Index and the Russell Midcap Index no less frequently than once a month.

      The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Franklin Templeton Small Cap Growth Portfolio
      The Portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin Advisers, Inc. ("Franklin"), the Portfolio's subadviser, believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Portfolio's investment goal. The Portfolio may buy both rated and unrated debt securities. The Portfolio will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality. Currently, however, the Portfolio does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or unrated securities of comparable quality.

Harris Oakmark Focused Value Portfolio
      Harris Associates L.P. ("Harris"), the Portfolio's subadviser, invests the Portfolio's assets primarily in common stocks of U.S. companies, although it may invest up to 25% of its total assets (valued at the time of investment) in non-U.S. dollar-denominated securities of U.S. or foreign companies (other than securities represented by American Depositary Receipts (as defined in "Investment Practices - Foreign Equity Depositary Receipts")). Although securities represented by American Depositary Receipts are not subject to the above referenced 25% restriction, Harris has no present intention to invest more than 25% of the Portfolio's total assets in American Depositary Receipts and securities of foreign issuers.

      Harris may invest the Portfolio's assets in debt securities, including high yield debt (as defined in "Investment Practices - Lower Rated Fixed-income Securities (High Yield Debt)") and securities that are not rated. There are no restrictions as to the ratings of debt securities Harris may acquire or the portion of the Portfolio's assets that Harris may invest in debt securities in a particular ratings category except that Harris will not invest more than 20% of the Portfolio's total assets in high yield debt.

      Harris may engage in lending of portfolio securities (as defined in "Investment Practices - Lending of Portfolio Securities") with up to 33 (1)/3% of the Portfolio's total assets and in short sales (as defined in "Investment Practices - Short Sales `Against the Box'") with up to 20% of the Portfolio's total assets.

      Harris may purchase and sell both call options and put options on securities (as defined in "Investment Practices - Purchasing and Selling Options on Securities") for the Portfolio. Harris does not expect to purchase a call option or a put option if the aggregate value of all call and put options held by the Portfolio would exceed 5% of its assets. Harris will write call options and put options for the Portfolio only if such options are "covered" (as defined in "Investment Practices - Purchasing and Selling Options on Securities" under the heading "Writing Covered Options").

Jennison Growth Portfolio
      Jennison Associates LLC ("Jennison"), the Portfolio's subadviser, will normally invest at least 65% of the Portfolio's assets in equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks and equity
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interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts ("ADRs") and other similar securities trading on U.S. exchanges or markets. The Portfolio may have exposure to foreign currencies through its investments in foreign securities.

      The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.

      The Portfolio may not, except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company; provided, however, that the Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the Securities and Exchange Commission (the "SEC").

Julius Baer International Stock Portfolio
      Although the Portfolio will not normally invest in the securities of U.S. issuers, it may make such investments. The Portfolio may invest up to 25% of its total assets in emerging market securities. The Portfolio may invest up to 10% of its net assets in equity warrants and interest rate warrants of international issuers.

      Although the Portfolio normally invests 80% of its assets in stocks, it may increase its cash or non-equity position when the Portfolio's subadviser, Julius Baer Investment Management LLC ("JBIM"), is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in preferred stocks that are not convertible into common stock, government securities, corporate bonds and debentures, including high-risk and high-yield debt instruments (but in no event will an amount exceeding 10% of the Portfolio's total assets be invested in such high-risk/high-yield securities), high-grade commercial paper, certificates of deposit or other debt securities when JBIM perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on idle cash. The Portfolio may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Portfolio also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices.

Loomis Sayles Small Cap Portfolio
      As described in the Prospectus, the Portfolio normally invests at least 80% of its assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index. The capitalization range of the Russell 2000 Index will vary due to the market value fluctuations of the stocks in the Index. The index is reconstituted annually, normally in June. Just following this reconstitution, the capitalization range of the Index may be significantly different than it was prior to the reconstitution.

MFS Value Portfolio
      As a non-fundamental policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate value of all call and put options then held would exceed 10% of its net assets.

Neuberger Berman Mid Cap Value Portfolio
      The Portfolio normally may invest up to 20% of its total assets in debt securities.

Oppenheimer Global Equity Portfolio
      Although the Portfolio may invest up to 15% of its net assets in illiquid securities, the Portfolio does not intend to invest more than 10% of its net assets in illiquid securities.

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      The Portfolio will not enter into swaps with respect to more than 25% of its total assets.

      The Portfolio may not invest more than 5% of its total assets in warrants or rights. That limit does not apply to warrants acquired as part of a unit or that are attached to other securities.

T. Rowe Price Large Cap Growth Portfolio
      The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940, as amended (the "1940 Act") or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

      The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

      The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

T. Rowe Price Small Cap Growth Portfolio
      The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

      The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

      The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

Western Asset Management Strategic Bond Opportunities Portfolio
      The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such Loans from third parties. See "Investment Practices-Loan Participations, Assignments and Other Direct Indebtedness" below.

      Certain of the debt securities in which the Portfolio may invest may be rated as low as "C" by Moody's or "D" by S&P or, if unrated, determined to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds." See "Investment Practices - Lower Rated Fixed-Income Securities" below. See Appendix A for more complete information on bond ratings.

      In addition, the Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

      There is no limit on the value of the Portfolio's assets that may be invested in the securities of any one country or in assets denominated in any one country's currency.

      The Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the
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International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

      In order to maintain liquidity, the Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not included in this 20%.

      The Portfolio's subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.

      Although the Portfolio's investment objective is to maximize total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The Portfolio's use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

Western Asset Management U.S. Government Portfolio
      Any guarantee of the securities in which the Portfolio invests will run only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying securities. In addition, any such guarantee will run to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

      Up to 20% of the assets of the Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated "investment grade" (i.e., securities that earn one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.

Zenith Equity Portfolio
      The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund. MetLife Advisers generally invests the Portfolio's assets approximately equally among Capital Guardian U.S. Equity, Jennison Growth and FI Value Leaders (the "Zenith Underlying Portfolios"). MetLife Advisers seeks to maintain this equal division of assets among the Zenith Underlying Portfolios by rebalancing the Portfolio's assets each fiscal quarter. Each Zenith Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Zenith Underlying Portfolio to its own investment risks. For information regarding the investment strategies of the Zenith Underlying Portfolios, and the risks associated with those strategies, please refer to the Prospectus and the information above which relates to the Zenith Underlying Portfolios and the sections below entitled "Investment Restrictions" and "Investment Practices."

                             INVESTMENT RESTRICTIONS

      The following is a description of fundamental and non-fundamental restrictions on the investments to be made by the 36 Portfolios. Fundamental restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Portfolio. Non-fundamental restrictions may be changed without such vote. Percentage tests regarding any investment restriction apply only at the time that a Portfolio is making that investment. State insurance laws and regulations may impose additional limitations on a Portfolio's investments, including its ability to borrow, lend, and use options, futures and other derivative instruments. In addition, these laws may require that a Portfolio's investments meet additional diversification or other requirements. A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote.

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Fundamental Investment Restrictions
      None of the Portfolios will:

1. Borrow money, except to the extent permitted by applicable law, regulation or order;

2. Underwrite securities issued by other persons except to the extent that, in connection with the 2 disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

3. Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

4. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

5. Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its 5 investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

6. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of BlackRock Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

7. *Issue any senior securities except to the extent permitted by applicable law, regulation or order.


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* For purposes of fundamental investment restriction (7), collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security.

Non-Fundamental Investment Restrictions
None of the Portfolios will:

1. Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

2. *Invest more than 15% (10% in the case of BlackRock Money Market) of the value of the net assets of the Portfolio in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Portfolio exceeds 15% (10% in the case of BlackRock Money Market) of the value of the net assets of the Portfolio, the Portfolio shall consider appropriate steps to protect liquidity);

3. Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

* With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after * such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to cash and cash items (including receivables), obligations issued or guaranteed as to

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     interest  or  principal  by  the  U.S.   government   or  its  agencies  or
     instrumentalities,  or to securities of any registered  investment company;
     or

5. **With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to cash and cash items (including receivables), obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.


--------------------------------------------------------------------------------
* For purposes of non-fundamental investment restriction (2), "illiquid securities" is defined in this SAI under "Investment Practices - Illiquid Securities."

** The non-fundamental investment restrictions in (4) and (5) above do not apply to Harris Oakmark Focused Value, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation or MetLife Aggressive Allocation.

Insurance Law Restrictions
      The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in the Fund ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions
      Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code"). Because each Portfolio is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the investments of each Portfolio, be "adequately diversified" in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuity contracts for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund and each Portfolio intends to comply with these requirements.

                              INVESTMENT PRACTICES

      The following information relates to some of the investment practices in which certain Portfolios may engage. The table indicates which Portfolios may engage in each of these practices.

      Each Asset Allocation Portfolio invests in shares of certain Underlying Portfolios and its performance is directly related to the ability of such Underlying Portfolios to meet their respective investment objectives, as well as MetLife Advisers' allocation among the Underlying Portfolios. Accordingly, each Asset Allocation Portfolio's investment performance will be influenced by the investment practices of and risks associated with the Underlying Portfolios, as described below, in direct proportion to the amount of assets each Asset Allocation Portfolio allocates to the Underlying Portfolios utilizing such practices. Similar to the Asset Allocation Portfolios, Zenith Equity indirectly engages in the investment practices of the Zenith Underlying Portfolios. Information in "Investment Company Securities" below also applies generally to direct investments that may be made by the Asset Allocation Portfolios and Zenith Equity.

      A Portfolio may be subject to specific limitations on these investment practices, as stated above under "Investment Policies" or "Investment Restrictions" or in the Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as
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discussed above under "Investment Restrictions." The Russell 2000 Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and MetLife Stock Index Portfolio are collectively referred to as the "Equity Index Portfolios" and, together with the Lehman Brothers Aggregate Bond Index Portfolio, the "Index Portfolios."


Investment Practices                                         Portfolios
                                                             -------------------------------------------------------
Equity Securities                                            All Portfolios other than Lehman Brothers Aggregate
                                                             Bond Index and BlackRock Money Market

Convertible Securities                                       All Portfolios other than BlackRock Money Market

Fixed-income Securities                                      All Portfolios

Money Market Instruments                                     All Portfolios

U.S. Government Securities All Portfolios

Mortgage-Related Securities                                  All Portfolios other than Equity Index Portfolios, FI
                                                             Mid Cap Opportunities, FI Value Leaders and Julius
                                                             Baer International Stock

Stripped Mortgage Securities                                 All Portfolios other than Equity Index Portfolios, FI
                                                             Mid Cap Opportunities, FI Value Leaders and Julius
                                                             Baer International Stock

Asset-backed Securities                                      All Portfolios other than Equity Index Portfolios, FI
                                                             Mid Cap Opportunities, FI Value Leaders and Julius
                                                             Baer International Stock

Zero Coupon Securities                                       All Portfolios other than BlackRock Money Market and
                                                             Equity Index Portfolios

Lower Rated Fixed-income Securities                           ll Portfolios other than BlackRock Money Market and
-----------------------------------------------------------  Aquity Index Portfolios
(High Yield Debt)                                            E

Foreign Securities                                           All Portfolios

High Yield/High Risk Foreign Sovereign Debt Securities       All Portfolios other than Equity Index Portfolios and
                                                             BlackRock Money Market

       Brady Bonds All Portfolios other than Equity Index Portfolios, FI
                   Mid Cap Opportunities and FI Value Leaders

Foreign Equity Depositary Receipts All Portfolios other than Lehman Brothers Aggregate
                      Bond Index and BlackRock Money Market

         Yankee Bonds All Portfolios other than BlackRock Money Market,
              Equity Index Portfolios, FI Mid Cap Opportunities, FI
                Value Leaders and Julius Baer International Stock

Foreign Currency Transactions, including Forward             All Portfolios other than BlackRock Money Market,
Contracts, Futures and Options                               Russell 2000 Index, MetLife Mid Cap Stock Index and
                                                             MetLife Stock Index
                                                             (except that
                                                             Neuberger Berman
                                                             Mid Cap Value may
                                                             not purchase
                                                             options on foreign
                                                             currencies)

Emerging Markets                                             All Portfolios other than BlackRock Money Market

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                                    ortfolios
Investment Practices                                         P
                                                             -------------------------------------------------------
Obligations of Supranational Agencies                        All Portfolios other than Equity Index Portfolios

Illiquid Securities                                          All Portfolios

Rule 144A Securities                                         All Portfolios

Real Estate Investment Trusts                                All Portfolios other than BlackRock Money Market and
                                MFS Total Return

Investment Company Securities                                All Portfolios

Exchange Traded Funds                                        All Portfolios other than BlackRock Money Market

Repurchase Agreements                                        All Portfolios

Reverse Repurchase Agreements                                All Portfolios other than FI Mid Cap Opportunities,
                                                             FI Value Leaders and Julius Baer International Stock

Dollar Rolls                                                 All Portfolios other than FI Mid Cap Opportunities,
                                                             FI Value Leaders and Julius Baer International Stock

Purchasing and Selling Futures (and options thereon)         All Portfolios other than Neuberger Berman Mid Cap
                                                             Value, BlackRock Money Market and Harris Oakmark
                                  Focused Value

Purchasing and Selling Options                               All Portfolios other than Neuberger Berman Mid Cap
                                                             Value and BlackRock Money Market

Eurodollar Futures and Options                               All Portfolios other than BlackRock Money Market,
                                                             Neuberger Berman Mid Cap Value, FI Mid Cap
                                                             Opportunities and FI Value Leaders

Loan Participations, Assignments and Other Direct            All Portfolios other than BlackRock Money Market,
Indebtedness                                                 Equity Index Portfolios, FI Mid Cap Opportunities and
                                FI Value Leaders

Swaps, Caps, Floors, Collars, Etc.                           All Portfolios other than BlackRock Money Market, FI
                                                             Mid Cap Opportunities and FI Value Leaders (Neuberger
                                                             Berman Mid Cap Value may not engage in swaps)

Credit Default Swaps                                         All Portfolios other than Capital Guardian U.S.
                                                             Equity and Loomis Sayles Small Cap

Inverse Floaters                                             All Portfolios other than BlackRock Money Market,
                                                             Equity Index Portfolios, FI Mid Cap Opportunities and
                                FI Value Leaders

Structured Notes                                             All Portfolios other than BlackRock Money Market,
                                                             Equity Index Portfolios, FI Mid Cap Opportunities and
                                FI Value Leaders

Capital Securities                                           All Portfolios other than BlackRock Money Market,
                                                             Equity Index Portfolios, FI Mid Cap Opportunities, FI
                                                             Value Leaders and Julius Baer International Stock

Payment-in-Kind securities ("PIKs")                          All Portfolios other than BlackRock Money Market,
                                                             Equity Index Portfolios, FI Mid Cap Opportunities, FI
                                                             Value Leaders and

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                                    ortfolios
Investment Practices                                         P
                                                             -------------------------------------------------------
                                                             Julius Baer International Stock

Warrants                                                     All Portfolios other than BlackRock Money Market

Indexed Securities                                           All Portfolios other than BlackRock Money Market

When Issued Securities                                       All Portfolios

Forward Commitments                                          All Portfolios other than BlackRock Money Market

Hybrid Instruments                                           All Portfolios other than BlackRock Money Market (up
                                                             to 10% of total assets for T. Rowe Price Large Cap
                                                             Growth and T. Rowe Price Small Cap Growth)

Short Sales "Against the Box"                                Harris Oakmark Focused Value, BlackRock Legacy Large
                                                             Cap Growth and BlackRock Bond Income


Lending of Portfolio Securities                              All Portfolios

Equity Securities - The Portfolios listed above may invest in equity securities. Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.
------------------------------------------------------------------------------

Convertible Securities - The Portfolios listed above may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

Fixed-Income Securities - The Portfolios listed above may invest in fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

      Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors. Except to the extent values are affected by
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other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and, conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Portfolio the principal on the security before it is due, thus depriving the Portfolio of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, the Portfolio may realize a capital loss on its investment if the security was purchased at a premium and the Portfolio may be forced to replace the called security with a lower yielding security.

      Because interest rates vary, it is impossible to predict the income, if any, for any particular period for a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio's investments in fixed-income securities will cause the net asset value of each class of the Portfolio to fluctuate also.

      Duration is a measure of the price volatility of a bond equal to the weighted average term to maturity of the bond's cash flows. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond - that is, one with no coupon or sinking-fund payments - has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

      The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond's current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond's current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years' maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

      There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. The relationship is approximately as follows:

      Percent change in bond price = - (Duration x Absolute change in yield).

      For example, a bond with 10 years' duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years' duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years' duration. This same relationship holds true for the duration and price of the entire portfolio of a Portfolio.

Money Market Instruments - Obligations of foreign branches of U.S. banks and other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by a Portfolio only when the Portfolio's adviser or subadviser believes the risks are minimal.

      The following constitutes a description of the debt instruments that may be purchased by each Portfolio, some of which may only be used for investment for temporary defensive purposes, pending investment in other securities or for liquidity purposes.

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      U.S. Government Securities - are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association ("GNMA"), the Farmers' Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

      Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

      Bankers' Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Eurodollar Obligations - are obligations of foreign branches of U.S. banks.

      Commercial Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs. Commercial paper may also be backed by segregated assets. See "Asset-backed securities" below. For a description of commercial paper ratings see Appendix A-2. Commercial paper may also be issued by foreign companies or banks or their U.S. affiliates.

U.S. Government Securities - The Portfolios listed above may invest in some or all of the following U.S. Government securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

      U.S. Treasury Bills - Direct obligations of the United States Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

      U.S. Treasury Notes and Bonds - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

      "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The GNMA guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as a Portfolio, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

      "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

      "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

      U.S. Government securities often do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than
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the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of each class of a Portfolio. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio's average maturity is longer, under certain market conditions, a Portfolio may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Mortgage-Related Securities - The Portfolios listed above may invest in the following types of mortgage-related securities: Privately Issued Mortgage Securities - These privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations ("CMOs"; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements.

      Adjustable Rate Mortgage Securities - An Adjustable Rate Mortgage Security ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

      Collateralized Mortgage Obligations - A CMO is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Portfolio will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

Stripped Mortgage Securities - The Portfolios listed above may invest in stripped mortgage securities, which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Portfolios invest. Stripped mortgage securities may not be as liquid as other securities in which the Portfolios may invest.

      Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal
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payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

      As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in the net asset value of each class of a Portfolio.

      In addition to the stripped mortgage securities described above, the Portfolios listed above may invest in similar securities such as "Super POs," "Levered IOs" and "IOettes," all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolios may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Portfolio.

      Under the Internal Revenue Code, certain stripped mortgage securities may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Portfolio.

Asset-Backed Securities - The Portfolios listed above may invest in asset-backed securities. As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Portfolio's adviser or subadviser to be illiquid securities for the purposes of the investment policy that limits a Portfolio's investments in illiquid securities.

      Types of Credit Support - Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

      The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

      Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

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Zero Coupon Securities - The Portfolios listed above may invest in zero coupon securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity) consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their return on their investment is expected to be. Certain other zero coupon securities, which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

      Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciate more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

      Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, a Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Lower Rated Fixed-Income Securities (High Yield Debt) - The Portfolios listed above may invest in high yield debt. Fixed-income securities rated below "investment grade" (i.e., rated below one of the top four ratings from Moody's or S&P or any other nationally recognized rating agency; or, if the securities are unrated, judged by the relevant adviser or subadviser to be of similar quality) are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds." Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. The ability of a Portfolio investing in lower quality fixed-income securities to achieve its investment objective(s) may be more dependent on the relevant adviser's or subadviser's own credit analysis than it would be for a Portfolio investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P, Moody's and Fitch, Inc., please refer to "Appendix A-1-Description of Bond Ratings."

Foreign Securities - The Portfolios listed above may invest in foreign securities. Unless otherwise indicated in the Prospectus or this SAI with respect to a Portfolio, foreign securities refer to securities of issuers organized or headquartered outside the United States or primarily traded outside the United States.

      Although investing in foreign securities may increase a Portfolio's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Portfolio's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

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      A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

      Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Portfolio investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Portfolio's holdings are denominated will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution.

      In addition, although part of a Portfolio's income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Portfolio's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Portfolio could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Portfolio accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

      Each Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each Portfolio may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices. See "Investment Practices - Foreign Equity Depositary Receipts."

High Yield/High Risk Foreign Sovereign Debt Securities - The Portfolios listed above may invest in high yield/high risk foreign sovereign debt securities, which are typically issued by developing or emerging market countries. Such countries' ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of the International Monetary Fund (the "IMF"), the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

      If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

      A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds.

Brady Bonds - The Portfolios listed above may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the
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restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

      In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

      Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Brady Bonds involving an emerging market country are included in any Portfolio's limitation on investments in emerging markets.

Foreign Equity Depositary Receipts - In addition to purchasing foreign securities directly, each Portfolio listed above may purchase Foreign Equity Depositary Receipts, which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. The Portfolios listed above may invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). In addition, the Portfolios listed above may invest in American Depositary Receipts ("ADRs"), which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and IDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

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      Foreign Equity Depositary Receipts can be either "sponsored" or "unsponsored." Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored Foreign Equity Depositary Receipts.

      To the extent a Portfolio acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary Receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary Receipts, such as ADRs that are quoted in U.S. dollars, a Portfolio may avoid foreign risks during the settlement period for purchases and sales.

Yankee Bonds - The Portfolios listed above may invest in Yankee bonds, which are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.

Foreign Currency Transactions, including Forward Contracts, Futures and Options
- The Portfolios listed above may engage in foreign currency transactions to protect against a change in the foreign currency exchange rate between the date on which a Portfolio contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to "lock in" the equivalent of a dividend or interest payment in another currency, a Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Portfolio may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Portfolio will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Portfolio's liquid holdings that settle in the relevant currency and the Portfolio's outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

      Subject to the investment policies described above in "Investment Policies" and "Investment Restrictions" and in the Prospectus, the Portfolios listed above may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Certain Portfolios may also purchase options on foreign currencies. See "Purchasing and Selling Options on Securities," and "Purchasing and Selling Futures (and options thereon)" below. A Portfolio's use of such transactions may be limited by tax considerations.

Emerging Markets - The Portfolios listed above may invest in the securities of issuers in emerging market countries (up to the limit of each Portfolio's ability to invest in foreign securities). Investing in securities of issuers in emerging market countries involves risks in addition to those discussed in the Prospectus and this SAI under "Foreign Securities." Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. A Portfolio's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Portfolio, the subadviser, its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

      Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign countries or limit investment by foreign countries to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to
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national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Portfolio. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that a Portfolio may invest in such countries only through other investment funds in such countries. See "Investment Company Securities" below.

      Emerging market countries in many cases do not have a sophisticated or well-established capital market structure for the sale and trading of securities. Participation in the investment markets in some of those countries may be available initially or solely through investment in joint ventures, state enterprises, private placements, unlisted securities or other similar illiquid investment vehicles.

      In addition, although investment opportunities may exist in emerging market countries, any change in the leadership or policies of the governments of those countries, or changes in the leadership or policies of any other government that exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies that may be occurring. As a result investment opportunities that may currently exist may be threatened.

      Prior authoritarian governments of certain emerging market countries previously expropriated large amounts of real and personal property, which may include property that will be represented by or held by entities issuing the securities a Portfolio might wish to purchase. In many cases, the claims of the prior property owners against those governments were never finally settled. There can be no assurance that any property represented by or held by entities issuing securities purchased by a Portfolio will not also be expropriated, nationalized, or confiscated. If that property were confiscated, the Portfolio could lose a substantial portion of its investments in such countries. A Portfolio's investments could also be adversely affected by exchange control regulations imposed in any of those countries.

Obligations of Supranational Agencies - The Portfolios listed above may invest in obligations issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank) which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities - Each Portfolio may invest up to 15% (10% in the case of BlackRock Money Market) of its net assets in "illiquid securities," that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Portfolio is valuing the security, within seven days, except as qualified below. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Portfolio's subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio is in a position where more than 15% (10% in the case of BlackRock Money Market) of the value of its net assets are invested in illiquid assets, the Portfolio is not required to immediately sell any illiquid securities if to do so would not be in, the subadviser's opinion the best interest of the Portfolio's shareholders.

Rule 144A Securities - The Portfolios listed above may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Portfolio's subadviser has determined, under guidelines established by the Fund's Board of Directors, that the particular issue of Rule 144A securities is liquid.

Real Estate Investment Trusts ("REITs") - The Portfolios listed above may invest in REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income they distribute to shareholders provided that they comply
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with certain requirements under the Internal Revenue Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

      Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Investment Company Securities - The Portfolios listed above may invest in other investment companies ("Investment Company Securities") to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Portfolio may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Portfolio to invest in such countries. In other cases, where the Portfolio's subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Portfolio will bear its share of the expenses of that investment company. These expenses are in addition to the Portfolio's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.

      Each of the Asset Allocation Portfolios and Zenith Equity pursues its respective investment objective by investing its assets in securities of other investment companies. In the case of Zenith Equity, these other investment companies are FI Value Leaders, Jennison Growth and Capital Guardian U.S. Equity. For more information about the investment companies in which the Asset Allocation Portfolios may invest, please see the Prospectus.

      Davis Venture Value may only invest in securities of investment companies investing primarily in foreign securities.

      Exchange Traded Funds (see below) are investment company securities; therefore, investments therein are subject to a Portfolio's limitation on investment in other investment companies.

Exchange Traded Funds - The Portfolios listed above may invest in Exchange Traded Funds ("ETFs") subject to the restrictions on the percentage of such Portfolios' assets that may be represented by Investment Company Securities. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts (UITs). Unlike typical open-end funds or UITs, ETFs do not sell or redeem their individual shares at net asset value. Instead, ETFs sell and redeem ETF shares at net asset value only in large blocks (such as 50,000 ETF shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end funds and UITs, which issue redeemable shares, and of closed-end funds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable. ETFs traded in the United States are typically based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index.

      The redemption price (and therefore the sale price) of ETFs is derived from and based upon the securities held by the ETF that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional securities, with the exception that the price of ETFs is based on the value of a basket of stocks. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they trade (which may result in their trading at a discount or premium to their net asset value). ETFs may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs.

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Repurchase Agreements - The Portfolios listed above may enter into repurchase agreements by which a Portfolio purchases a security (usually a U.S. Government security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Portfolio, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Portfolio's adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

      The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford a Portfolio the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Portfolio may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, a Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements and Dollar Rolls - The Portfolios listed above may enter into reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns. Information about specific limitations on reverse repurchase agreements applicable to the Portfolios is set out above under "Investment Policies" and "Investment Restrictions".

      Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by that Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

      A Portfolio may enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

      The Portfolio will establish a segregated account with its custodian in which it will maintain high quality liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. The use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involves higher expenses. Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by a Portfolio for purposes of determining the limitations on each Portfolio's borrowings described under the heading "Investment Restrictions".

Purchasing and Selling Futures (and options thereon) - The Portfolios listed above may purchase and sell futures and options on futures. Information about specific limitations on futures and options on futures applicable to the Portfolios is set out above under "Investment Policies" and "Investment Restrictions".

      Futures Contracts - A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (e.g., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time
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multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

      When a trader, such as a Portfolio, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker, as "initial margin," an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin" or "maintenance margin." A Portfolio with a long position in a futures contract will establish a segregated account with the Portfolio's custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Portfolio will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

      Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

      Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

      MFS Total Return may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

      Options on Futures - An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the CFTC.

      The Portfolios are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA. For a discussion of additional risks related to futures and options, see the discussion below.

Purchasing and Selling Options - The Portfolios listed above may purchase and sell options, including options on securities and securities indices. An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below. Information about specific limitations on option transactions applicable to the Portfolios is set out above under "Investment Policies" and "Investment Restrictions".

      Writing Covered Options - The Portfolios listed above may write covered call or put options. A call option on a futures contract written by a Portfolio is considered by the Portfolio to be covered if the Portfolio owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Portfolio is considered to be covered if the Portfolio owns a security deliverable under the option. A written call option is also covered if the Portfolio holds a call on the same futures contract or security as the call written
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where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

      A put option on a futures contract written by a Portfolio, or a put option on a security written by a Portfolio, is covered if the Portfolio maintains cash or other liquid assets with a value equal to the exercise price in a segregated account with the Portfolio's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

      If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

      Closing a written call option will permit a Portfolio to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit a Portfolio to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

      A Portfolio will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; a Portfolio will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

      Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, a Portfolio will have a net gain from the options transaction, and the Portfolio's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Portfolio when the put options are closed.

      Over-the-Counter Options - An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Portfolio will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Portfolio cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

      The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government securities is the other party to an option contract written by a mutual fund such as a Portfolio, and such Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

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      Risks Related to Futures and Options - The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involve risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. A Portfolio's use of futures contracts or options will not be fully effective unless the Portfolio can compensate for such imperfect correlation. There is no assurance that a Portfolio will be able to effect such compensation.

      The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, a Portfolio would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Portfolio may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, a Portfolio may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

      There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Portfolio will typically not own all of the securities included in a particular index).

      Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

      Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission ("CFTC"). There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

      An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that a Portfolio would have to exercise the option in order to realize any profit. If a Portfolio that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts,
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suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

      Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time a Portfolio purchases foreign futures or options.

      The successful use of transactions in futures and options depends in part on the ability of a Portfolio to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Portfolio may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that a Portfolio holds futures or options positions, the Portfolio will pay the cost of taking those positions (i.e., brokerage costs). As a result, the Portfolio's total return for such period may be less than if it had not engaged in the futures or option transaction.

      Future Developments - This discussion relates to a Portfolio's proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, a Portfolio may also use additional types of futures contracts or options and other similar or related investment techniques.

Eurodollar Futures and Options - The Portfolios listed above may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Loan Participations, Assignments and Other Direct Indebtedness -- The Portfolios listed above may invest a portion of their assets in loan participations ("Participations") and other direct claims against a borrower. By purchasing a Participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the Portfolio's having a contractual relationship only with the lender, not the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Portfolio more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, the value of any collateral from a secured loan may decline, and there is no assurance that the liquidation of collateral would satisfy the corporate borrowers' obligation or that the collateral can be liquidated.

      These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      A Portfolio will acquire Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the subadviser to be creditworthy.

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      The liquidity of such agreements will be determined by a Portfolio's subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security, and (5) the nature of the marketplace for trades and other factors, if any which the subadviser deems relevant to determining the existence of a trading market for the Participations.

Swaps, Caps, Floors, Collars, Etc. - The Portfolios listed above may enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

      A Portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Portfolio maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act, as amended, and, thus, will not be treated as being subject to the Portfolio's borrowing restrictions. A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio's subadviser. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars may not be as liquid as swaps.

      The liquidity of such agreements will be determined by a Portfolio's subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the restriction on investments in illiquid securities.

      The Portfolios listed above will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

      A Portfolio may enter into a swaption transaction, which is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap.

      The Portfolios may enter into total return swaps. Total return swaps are used either as substitutes for owning the physical securities that comprise a given market index or as a means of obtaining non-leveraged exposure in markets where no physical securities are available, such as an interest rate index. Total return refers to the payment (or receipt) of an index's total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide a Portfolio with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available.

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Credit Default Swaps - The Portfolios listed above may, to the extent consistent with their investment strategies, for hedging or leveraging purposes, make use of credit default swaps, which are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Portfolios' limitations on illiquid investments. When used for hedging purposes, the Portfolio would be the buyer of a credit default swap contract. In that case, the Portfolio would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Portfolio would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). Credit default swaps also involve credit risk - that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation.

Inverse Floaters - The Portfolios listed above may invest in inverse floaters, which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Portfolios invest (with the exception of stripped mortgage securities). Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.

Structured Notes - The Portfolios listed above may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.

      Structured notes can serve many different purposes in the management of a Portfolio. For example, they can be used to increase a Portfolio's exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments a Portfolio holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio's portfolio as a whole.

      Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of a Portfolio's investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the
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issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply.

Capital Securities - The Portfolios listed above may invest in capital securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company's subordinated debt.

Payment-in-Kind Securities ("PIKs") - The Portfolios listed above may invest in PIKs, which are debt obligations which provide that the issuer may, at its option, pay interest on such obligations in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

Warrants - The Portfolios listed above may invest in warrants, which are securities that give a Portfolio the right to purchase equity securities from an issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities - The Portfolios listed above may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Portfolios may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose a Portfolio to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

When-Issued Securities - The Portfolios listed above may invest in when-issued securities. If the value of a "when-issued" security being purchased falls between the time a Portfolio commits to buy it and the payment date, the Portfolio may sustain a loss. The risk of this loss is in addition to the Portfolio's risk of loss on the securities actually in its portfolio at the time. In addition, when a Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will
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increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. A Portfolio will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.

Forward Commitments - The Portfolios listed above may purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Portfolio is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Although a Portfolio will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Portfolio may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so.

Hybrid Instruments - The Portfolios listed above may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rate. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

      Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument in structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

      Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

      Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets
                                      -31-
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to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

      Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of a Portfolio.

      Equity-linked debt securities are a type of hybrid instrument. At maturity, an equity-linked debt security of an issuer is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the subadviser expected.

Short Sales "Against the Box" - The Portfolios listed above may engage in short sales "against the box." A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. Each Portfolio listed above may engage in short sales if it owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect a Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security.

Lending of Portfolio Securities - Each Portfolio may lend its portfolio securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. A Portfolio will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by a Portfolio. A Portfolio pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

      A Portfolio may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund's Board of Directors has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Fund's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Fund reserves the right to modify these policies and procedures at any time without notice.

      Only MetLife Advisers' or a subadviser's Chief Compliance Officer, principal executive or principal accounting officer, or persons designated by such officers (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, MetLife Advisers or a subadviser may disclose a Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC or a posting on an Insurance Company web site
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only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; (ii) the disclosure is in the best interest of the Fund; and (iii) if practicable, the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Fund's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Fund's service providers (e.g., custodian, distributors, counsel, independent registered public accounting firms) in order for the service providers to fulfill their contractual duties to the Fund; (ii) rating and ranking organizations and mutual fund analysts; (iii) a newly hired Fund subadviser prior to the subadviser commencing its duties; (iv) the subadviser of a Portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger or substituting Portfolio in a substitution; (v) consultants that provide research and consulting services to MetLife Advisers or its affiliates with respect to asset allocation targets and investments for asset allocation funds of funds in the MetLife enterprise; (vi) a transition manager hired to liquidate or restructure a Portfolio and (vii) firms that provide pricing services, proxy voting services and research and trading services. Other service providers to whom portfolio information may be disseminated in accordance with the aforementioned procedures may include (a) financial printers and binding services; (b) document storage providers; (c) software vendors; (d) analytic tool providers; and (e) certain other law firms.

      In accordance with the aforementioned procedures, MetLife Advisers, the subadvisers and/or their affiliates periodically disclose the Fund's portfolio holdings information on a confidential basis to various service providers. Among the service providers to which MetLife Advisers, the subadvisers and/or their affiliates may periodically disclose the Fund's portfolio holdings information on a confidential basis in accordance with the aforementioned procedures are the following:




o Bloomberg L.P. o MSCI BARRA, Inc.


o      CDS/Computer                     o      Northern Trust


o      Charles River                    o      OMGEO LLC


o      Checkfree                        o      Edwards Angell Palmer and Dodge
                                               LLP


o      Deloitte & Touche LLP            o      Plexus


o      Diversified Information                 Proxy Governance, Inc.
     Technologies, Inc.                 o


o      Eagle Investment Systems Corp.   o      Radianz


o      Electra Information Systems,            RiskMetrics Group
     Inc.                               o


o      Elkins McSherry                  o      Ropes & Gray LLP


o      FactSet Research Systems Inc.    o      RR Donnelley


o      Glass, Lewis & Co., LLC          o      Salomon Analytics, Inc.


o      Investor Tools Perform           o      Standard & Poor's Investment
                                               Advisory Services, LLC


o      ITG, Inc.                        o      Standard and Poor's Securities
                                               Evaluation Services


o      KPMG LLP                         o      State Street Bank and Trust
                                               Company


o      Loan Pricing Corp.               o      State Street Global Markets


o      Mark-It Partners                 o      Sullivan & Worcester LLP


o      Mathias & Carr                   o      The MacGregor Group


o      MFS Fund Distributors, Inc.      o      Vestek Systems, Inc.


o      Morgan, Lewis & Bockius LLP      o      Wilshire Analytics/Axiom


o      Morningstar Associates, LLC

      The Fund's policies and procedures prohibit the dissemination of nonpublic portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by MetLife Advisers' or the relevant subadviser's Chief Compliance Officer and the Fund's Chief Compliance Officer as in the best interests of the Fund, and only if such exceptions are reported to the Fund's Board of Directors at its next regularly scheduled meeting.

      Dissemination of a Portfolio's nonpublic portfolio holdings information to Metropolitan Life Insurance Company ("MetLife") enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Fund disseminates portfolio holdings information to contract owners or Qualified Plan trustees or participants only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or Qualified Plan trustees or
                                      -33-
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participants or the general public. The Prospectus describes certain types of information that are disclosed on Insurance Company web sites (including http://www.metlife.com/msf), as well as the frequency with which such information is disclosed and the lag between the date of the information and the date of its disclosure.

      It is the policy of MetLife Advisers to comply with all applicable provisions of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings information.

                          RESOLVING MATERIAL CONFLICTS

      Currently, shares in the Fund are available only to separate accounts established by MetLife, New England Life Insurance Company ("NELICO"), MetLife Investors USA Insurance Company ("MetLife Investors"), or General American Life Insurance Company ("General American") and their affiliates or their subsidiaries, and to certain eligible qualified retirement plans ("Qualified Plans"), as an investment vehicle for variable life insurance or variable annuity products or Qualified Plans. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with MetLife, NELICO, MetLife Investors or General American.

      A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife, NELICO, MetLife Investors or General American. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Portfolio of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with the Fund, each insurance company investing in the Fund is responsible for monitoring and reporting any such conflicts to the Fund and for proposing and executing any necessary remedial action. The Board of Directors of the Fund has an obligation to determine whether such proposed action adequately remedies any such conflicts.

                        DETERMINATION OF NET ASSET VALUES

      The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year: New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because foreign exchanges are not always closed at the same time that the New York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed. Therefore, the value of a Portfolio that holds these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.

      Expenses of each Portfolio are paid or accrued each day.

All Portfolios (other than BlackRock Money Market)
      Each Portfolio other than BlackRock Money Market values its securities in the manner set forth below.

      Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the adviser or relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.

      Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last
                                      -34-
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reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last reported bid and asked prices. Equity securities traded over-the-counter are valued at the last reported sales price.

      If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

      The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Fund may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

      Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Fund values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Fund values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Fund may frequently value many of the Portfolios' foreign equity securities using fair value prices based on third party vendor modeling tools.

      Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

      Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

      The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

      Subject to the Board's oversight, the Fund's Board of Directors has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers or the subadvisers of the Portfolios, who value such assets as described above and operate under procedures approved by the Board.

      The net asset value of each Asset Allocation Portfolio and the Zenith Equity Portfolio is calculated based on the net asset values of the Underlying Portfolios in which such Portfolio invests. The Underlying Portfolios that are Portfolios of the Fund will use fair value pricing in the circumstances and manner described above. For more information about the use of fair value pricing by the Underlying Portfolios that are portfolios of MIST, please refer to the prospectus for such Underlying Portfolios.

BlackRock Money Market
      The portfolio securities of BlackRock Money Market will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a
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discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of BlackRock Money Market may at times be more or less than their market value.

      By using amortized cost valuation, BlackRock Money Market seeks to maintain a constant net asset value of $100 per share of each class of the Portfolio despite minor shifts in the market value of its portfolio securities. The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share of each class of BlackRock Money Market were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Portfolio. However, as a result of the following procedures, the Fund believes any difference will normally be minimal. Quarterly, the Fund's Directors monitor the deviation between the net asset value per share of each class of the Portfolio as determined by using available market quotations and such class' amortized cost price per share. BlackRock, subadviser to BlackRock Money Market, makes such comparisons at least weekly and will advise MetLife Advisers and the Directors promptly in the event of any significant deviation. If the deviation exceeds 0.50% for any class, the Board of Directors will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of BlackRock Money Market and prevent material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share of each class as determined by using available market quotations.

                                    EXPENSES

Expense Agreement
      Pursuant to an expense agreement relating to each class of MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, and MetLife Aggressive Allocation, MetLife Advisers has agreed, from April 28, 2008 to April 30, 2009, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on a Portfolio's then-current fiscal year, which limits vary from Portfolio to Portfolio). For each Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of such Portfolios to repay MetLife Advisers in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of an Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) in effect from April 28, 2008 to April 30, 2009 are as follows:



Portfolio                                                          Expense Limit Agreement
                                                               --------------------------------
                                                               Class        Class       Class
                                                               -------      -------     -------
                                                                0.10%        0.35%       0.25%
MetLife Conservative Allocation

MetLife Conservative to Moderate Allocation                      0.10%        0.35%       0.25%

MetLife Moderate Allocation                                      0.10%        0.35%       0.25%

MetLife Moderate to Aggressive Allocation                        0.10%        0.35%       0.25%

MetLife Aggressive Allocation                                    0.10%        0.35%       0.25%

      Also pursuant to the expense agreement, MetLife Advisers has agreed to waive, for the period April 28, 2008 to April 30, 2009,
a portion of its advisory fees for certain Portfolios. These fee waivers are described below in the section entitled "Advisory Fee Waivers" under "Advisory
Arrangements."
-------------------------------------------------------------------------------

Additional Information About Expenses
      Each Portfolio pays all expenses not borne by MetLife Advisers or its subadviser, including, but not limited to, the charges and expenses of each Portfolio's custodian, independent registered public accounting firm and legal counsel for the
                                      -36-
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Fund and its independent Directors, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and Directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Directors of the Fund who are not directors, officers or employees of MetLife Advisers or its affiliates, other than affiliated registered investment companies.

      The table below sets forth the total expenses incurred by each Portfolio subject to expense limits during the year ended December 31, 2007 and what each Portfolio's expenses would have been without the expense agreement for the same period.


                                                            Total Operating Expenses     Total Operating Expenses
                                                              (as a percentage of          (as a percentage of
                                                                    average                      average
                                                               daily net assets)            daily net assets)
                                                                                           without the expense
Portfolio                                                                                     agreement
                                                           --------------------------   --------------------------
                                                           Class     Class B  Class     Class    Class     Class
                                                           -------   ------   -------   -------  -------   -------
                                                             0.74%    0.99%     0.89%     0.74%    0.99%     0.89%
MetLife Conservative Allocation

MetLife Conservative to Moderate Allocation                  0.74%    0.99%     0.89%     0.75%    1.00%     0.90%

MetLife Moderate Allocation                                  0.75%    1.00%     0.89%     0.76%    1.01%     0.91%

MetLife Moderate to Aggressive Allocation                    0.75%    1.00%     0.90%     0.79%    1.04%     0.94%

MetLife Aggressive Allocation                                0.75%    1.08%     0.90%     0.87%    1.11%     1.01%

      These expense figures do not include portfolio brokerage commissions, which are not deducted from the Portfolio's assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.
--------------------------------------------------------------------------------

      In earlier periods, MetLife Advisers contractually agreed to waive fees or pay certain expenses so as to limit the total operating expenses of each class of certain Portfolios to certain percentages. These subsidies were subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any class fall below the expense limit in effect at the time of the subsidy in question; provided, however, the Portfolio is not obligated to repay such expenses for more than a certain number of years after the end of the fiscal year in which such expense was incurred. As of December 31, 2007, there were no expenses deferred in prior years subject to repayment by any Portfolios.

                             DIRECTORS AND OFFICERS

      The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund's organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

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Interested Directors (1)
      Each Director below is an "interested person" (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.



                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                                         Fund
                                  Current                             Principal occupations over       Complex
Name, Address                     position(s)           Position(s)   past five years, including       Overseen by
and Age                           with Fund             held since       other directorships(2)        Director (3)

                      ----------------------------------------------------------------------------------------------

Elizabeth M. Forget   Director, Chairman of the Board,       2006    Senior Vice President, MetLife,         89
Age: 41                President and Chief Executive Officer          Inc. (since 2007); President, Met
                                                                     Investors Advisory, LLC; Trustee
                                                                     and President, MIST; Executive
                                                                     Vice President, MetLife Investors
                                                                     Group, Inc. (since 2000);
                                                                     President, Chief Executive Officer
                                                                     and Chair of the Board of Managers
                                                                    (since 2006), MetLife Advisers

Arthur G. Typermass   Director                               1998    Formerly, Senior Vice President
Age: 70                                                             and Treasurer, MetLife.                 37

Non-Interested Directors (1)
      Each Director below is not an "interested person" (as defined by the 1940
Act) with respect to the Fund (collectively, the "Independent Directors").



                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                                         Fund
                                  Current                             Principal occupations over       Complex
Name, Address                     position(s)           Position(s)   past five years, including       Overseen by
and Age                           with Fund             held since       other directorships(2)        Director (3)
-----------------------------------------------------------------------------------------------------------------

Steve A. Garban+            Director     1985    Formerly, Chief Financial Officer, Senior Vice             37
Age: 70                                          President Finance and Operations and Treasurer
                                                 (Emeritus), The Pennsylvania State University.

Linda B. Strumpf            Director     2000    Vice President and Chief Investment Officer, Ford          37
Age: 60                                          Foundation.

Michael S. Scott Morton+    Director     1993    Jay W. Forrester Professor of Management (Emeritus)        37
Age: 70                                          at Sloan School of Management, MIT.

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                                                                                                       Number of
                                                                                                     Portfolios in
                                                                                                         Fund
                                  Current                             Principal occupations over       Complex
Name, Address                     position(s)           Position(s)   past five years, including       Overseen by
and Age                           with Fund             held since       other directorships(2)        Director (3)
-----------------------------------------------------------------------------------------------------------------


H. Jesse Arnelle      Director     2001     Formerly, Counsel, Womble Carlyle Sandrie & Rice;               37
Age: 74                                     Director, Textron Inc. (global multi-industry
                                            company)*; formerly, Director, Gannet Co. Inc.
                                            (diversified news and information company)*; formerly,
                                            Director, Eastman Chemical Company (global chemical
                                            company)*; formerly, Director, Waste Management, Inc.*;
                                            formerly, Director, Armstrong Holdings Inc. (parent
                                            company of floor and ceiling products business)*;
                                            formerly, Director, FPL Group Inc. (public utility
                                            holding company)*; Director, URS Corporation
                                            (engineering design services firm)*.

Nancy Hawthorne        irector     2003     Chief Executive Officer, Clerestory LLC (corporate              37
Age: 57                                     financial advisor); Director, Avid Technologies
                                            (computer software company)*;
                                            formerly, Chairman of the Board of
                                            Avid Technologies; formerly, Board
                                            of Advisors, L. Knife & Sons, Inc.
                                            (beverage distributor); formerly,
                                            Trustee, New England Zenith Fund
                                            ("Zenith Fund")**; formerly, Chief
                                            Executive Officer and Managing
                                            Partner, Hawthorne, Krauss and
                                            Associates (corporate financial
                                            advisor); formerly, Chief Financial
                                            Officer and Executive Vice
                                            President, Continental Cablevision,
                                            subsequently renamed MediaOne (cable
                                            television company); formerly,
                                            Director, Life F/X, Inc.; formerly,
                                            Chairman of the Board, WorldClinic
                                            (distance medicine company);
                                            formerly, Director, Perini
                                            Corporation (construction company)*;
                                            formerly, Director, CGU (property
                                            and casualty insurance company);
                                            formerly, Director, Beacon Power
                                            Corporation
                                           (energy company )*.

John T. Ludes         Director     2003     President, LFP Properties (consulting firm); Formerly,          37
Age: 71                                     Trustee, Zenith Fund**; formerly, Vice Chairman,
                                            President and Chief Operating
                                            Officer, Fortune Brands/American
                                            Brands (global conglomerate);
                                            formerly, President and CEO,
                                            Acushnet Company (athletic equipment
                                            company).

                                      -39-
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Officers(1)
------------


                                    Current     Position(s)
                                    position(s)  Peld
Name and address            Age     with Fund    since         Principal occupations over past five years (2)
                            ----  ------------ ---------- ----------------------------------------------------------
                            36    Senior Vice    2008     Vice President (since 2008), MetLife Group, Inc.; Vice
Jeffrey L. Bernier                President               President (since 2008), MetLife; Senior Vice President
                                                          (since 2008), MetLife Advisers. Formerly, Director and
                                                          Senior Investment Analyst (2004 to 2007) John Hancock
                                                          Financial Services. Assistant Vice President (2000 to
                                                          2001) Wachovia Securities.

                                  Senior Vice    2002     Manager and Senior Vice President, MetLife Advisers;
John F. Guthrie, Jr.       64     President               Vice President, MetLife; Vice President (since 2003),
                                                          MetLife Group, Inc.; Vice President, NELICO; Vice
                                                          President (since 2005), Met Investors Advisory, LLC;
                                                          formerly, Senior Vice President, Zenith Fund**.

                                 Senior Vice     2005      Treasurer and Chief Financial Officer, MetLife Advisers;
Alan C. Leland             55    Presidenrt                Treasurer (since 2005), Met
                                                           Investors Advisory, LLC; Vice President (since 2004), Met Investors
                                                           Advisory, -resident LLC; Vice President (since
                                                           2003), MetLife Group, Inc.;
                                                           Vice President, MetLife; Senior Vice President, NELICO

                                  Vice           2000     Senior Vice President, MetLife Advisers (since 1998);
Peter Duffy                52    President                Second Vice President (since 2003), NELICO; Vice
                                  and                     President, MetLife (since 2004); Vice President (since
                                 Treasurer                2004), MetLife Group, Inc.; formerly, Vice President and
                                                          Treasurer, Zenith Fund**.

                                  Vice           2002     General Counsel and Secretary, MetLife Advisers;
Thomas M. Lenz             49     President               Assistant General Counsel, MetLife; formerly, Vice
                                  and                     President and Secretary, Zenith Fund**.
                                  Secretary

                                  Chief          2005     Vice President (since 2006), MetLife Group, Inc.; Vice
Jeffrey P. Halperin        40     Compliance              President (since 2006), MetLife; Chief Compliance
                                 Officer                 Officer (since 2006), MetLife Advisers.

-----------------------------------------------------------------------------
*    Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of
     1934, as amended.
** The Zenith Fund deregistered with the Securities and Exchange Commission
("SEC") in 2004.
                                      -40-
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(+) Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income
     Trust, State Street Research Money Market Trust, State Street Research
     Institutional Funds, State Street Research Capital Trust, State Street
     Research Master Investment Trust, State Street Research Equity Trust, State
     Street Research Securities Trust and State Street Research Exchange Trust
     (collectively, the "State Street Research Funds").
(1)  Each Director of the Fund also serves as trustee of Metropolitan Series
     Fund II ("Met Series Fund II"), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2) Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3) The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (56 portfolios)

Director Beneficial Ownership
      The following table states the dollar range of equity securities beneficially owned by each Director in the Portfolios of the Fund.


                                                                       Dllar Range of Equity     Dollar Range of Equity
                                                                         Securities in              Securities
Director                                 Name of Portfolio              the Portfolio(1)          In the Fund(1)
                                     --------------------------       --------------------      --------------------
Arthur G. Typermass                  BlackRock Aggressive                Over $100,000          Over $      100,000
                                     Growth Portfolio
                                     Julius Baer                        $10,001-$50,000
                                     International Stock
                                     Portfolio
                                     MetLife Stock Index                 Over $100,000
                                     Portfolio

-------------------------------------------------------------------------------
(1)  Represents ownership, as of December 31, 2007, of insurance products that utilize the Fund as an investment vehicle. Shares of the Fund may not be held directly by individuals.

Committees of the Board
      The Directors have delegated certain authority to an Audit Committee, which is comprised of Messrs. Ludes and Scott Morton and Ms. Strumpf, all of whom are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors"). The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent registered public accounting firm; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent registered public accounting firm and approves fees and assignments relating to both audit and non-audit activities of the independent registered public accounting firm. Ms. Strumpf currently serves as chair of the Audit Committee.

      The Directors have established two Contract Review Committees of the Board. One Contract Review Committee is comprised of Messrs. Arnelle and Ludes and Ms. Strumpf. Ms. Strumpf currently serves as chair of that Contract Review Committee. The other Contract Review Committee is comprised of Ms. Hawthorne and Messrs. Garban and Scott Morton. Mr. Garban currently serves as chair of that Contract Review Committee. Each Contract Review Committee from time to time reviews and makes recommendations to the Board as to contracts that require approval of a majority of the Independent Directors, which are assigned to such Contract Review Committee by the Board, and any other contracts that may be referred to it by the Board.

                                      -41-
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      The Governance Committee is comprised of Messrs. Arnelle, Garban and Scott Morton and Ms. Hawthorne. Mr. Scott Morton currently serves as chair of the Governance Committee. The Governance Committee reviews periodically Board governance practices, procedures and operations, the size and composition of the Board of Directors, Director compensation and other matters relating to the governance of the Fund.

      The Directors have established a Nominating Committee of the Board, which is comprised of Messrs. Arnelle and Scott Morton and Ms. Hawthorne. Mr. Scott Morton currently serves as chair of the Nominating Committee. The Nominating Committee evaluates the qualifications of the Fund's candidates for Independent Director positions and makes recommendations to the Independent Directors with respect to nominations for Independent Director membership on the Fund's Board. The Nominating Committee considers Independent Director candidates in connection with Board vacancies and newly created Board positions.

      The Nominating Committee will consider nominees for Independent Directors recommended by contract owners. The Board has adopted procedures that a contract owner must follow to properly submit a recommendation to the Nominating Committee. Recommendations must be in a writing submitted to the Fund's Secretary, c/o MetLife Advisers, LLC, 501 Boylston Street, Boston, MA 02116, and must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the contract owner (the "candidate"); (B) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of the candidate, as reported to such contract owner by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d),
(e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934 (the "Exchange Act"); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Independent Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) information regarding the candidate that will be sufficient for the Fund to make a determination as to whether the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act); (ii) the written and signed consent of the candidate to be named as a nominee and to serve as an Independent Director if elected; (iii) the name of the recommending contract owner as it appears on the books of the relevant Insurance Company separate account; (iv) the number of units that relate to shares of each Portfolio (and class) of the Fund attributable to any annuity or life insurance contract of such recommending contract owner; and (v) a description of all arrangements or understandings between the recommending contract owner and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending contract owner. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law. The Nominating Committee accepts recommendations on a continuous basis.

      During 2007, the Audit Committee met three times, each Contract Review Committee met one time, the Governance Committee met three times and the Nominating Committee met three times.

Directors Fees
      The officers and Directors of the Fund who are officers or employees of MetLife and/or its affiliates (including MetLife Advisers and MSI but not affiliates of MetLife that are registered investment companies) or any subadviser of the Fund receive no compensation from the Fund for their services in such capacities, although they may receive compensation from MetLife or any affiliate thereof for services rendered in those or other capacities.

      Each Director who is not currently an active employee of MetLife or its affiliates also serves as trustee and, to the extent applicable, member of the same committees of Met Series Fund II and for serving in all capacities receives, effective as of November 15, 2007, an aggregate retainer fee at the annual rate of $70,000, plus aggregate attendance fees of $10,000 for each Directors' meeting attended (provided that, for any such meeting that the Directors deem to be a "limited purpose Board meeting," each attendee receives $4,000 in aggregate for that meeting), aggregate attendance fees of $4,000 for each committee meeting (other than "ad hoc" committee meetings) attended (provided that, if the Governance Committee and the Nominating Committee hold a joint meeting, each attendee receives $4,000 in aggregate for that meeting), and aggregate attendance fees of $4,000 for each "ad hoc" committee meeting attended, as well as reimbursement for out-of pocket expenses related to such attendance. The chair of the Audit Committee, the chair of the Governance Committee and the Nominating Committee, and the chair of each of the Contract Review Committees each receives an aggregate fee of $2,500 for each full calendar year during which he/she serves as such chair. The Lead Independent Director of the Fund, Mr.

                                      -42-
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Garban, who was appointed to such position on February 5, 2004, receives an additional aggregate annual retainer fee of $5,000. These fees are allocated among the Portfolios and the one portfolio of Met Series Fund II based on a formula that takes into account, among other factors, the net assets of each Portfolio and the portfolio of Met Series Fund II.

      The Fund provides no pension or retirement benefits to Directors.

      The following table sets forth information regarding compensation received by the Independent Directors of the Fund for the year ended December 31, 2007.



                                                             Aggregate         Total Compensation
                                                             Compensation        From Fund and Fund
                                                             From Fund         Complex Paid to
Name of Director                                                                 Directors

                                                           -------------      ------------------
                                                            $     94,204       $          97,250
H. Jesse Arnelle

Steve A. Garban                                             $    101,469       $         104,750

Nancy Hawthorne                                             $     94,204       $          97,250

Frances M. Hawk (a)                                         $     35,357       $          36,500

John T. Ludes                                               $     94,204       $          97,250

Michael S. Scott Morton                                     $    105,344       $         108,750

Linda B. Strumpf                                            $     99,047       $         102,250

Arthur G. Typermass                                         $     83,064       $          85,750

-------------------------------------------------------------------------------

(a) Served on the Fund's Board of Directors until her death on July 15, 2007.

      The Fund provides no pension or retirement benefits to Directors.

      At February 28, 2008, the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Portfolio.

                              ADVISORY ARRANGEMENTS

      Advisory Structure. Pursuant to separate advisory agreements (the "advisory agreements"), MetLife Advisers has agreed to manage the investment and reinvestment of assets of each Portfolio. MetLife Advisers has delegated for each Portfolio (other than Zenith Equity and the Asset Allocation Portfolios) certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio's account, to subadvisers under subadvisory agreements described below.

      In each case, advisory services are provided subject to the supervision and control of the Fund's Directors. Each advisory agreement also provides that MetLife Advisers will furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

      MetLife Advisers is a Delaware limited liability company. NELICO owns all of the voting interests in MetLife Advisers. NELICO is a direct wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Each member's interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company.

      Subject to the supervision of MetLife Advisers, each subadviser, pursuant to separate Sub-Advisory Agreements or Sub-Investment Management Agreements (hereinafter referred to as the "subadvisory agreements"), manages the assets of its
                                      -43-
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Portfolio in accordance with each Portfolio's investment objective and policies, makes investment decisions for each Portfolio and employs professional advisers and securities analysts who provide research services to that Portfolio. The Portfolios pay no direct fees to any of the subadvisers.

      MetLife Investment Advisors Company, LLC ("MLIAC"), subadviser to the Index Portfolios, is a wholly owned subsidiary of MetLife, Inc., a publicly owned Delaware corporation.

      BlackRock, subadviser to BlackRock Aggressive Growth, BlackRock Strategic Value, BlackRock Bond Income, BlackRock Diversified, BlackRock Legacy Large Cap Growth, BlackRock Large Cap Value and BlackRock Money Market, is a Delaware corporation. BlackRock is a wholly-owned subsidiary of BlackRock, Inc. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc.

      Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to Neuberger Berman Mid Cap Value, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950. Neuberger Berman is a wholly owned subsidiary of a publicly owned holding company, Lehman Brothers Holdings Inc.

      T. Rowe Price Associates, Inc. ("T. Rowe Price"), subadviser to T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, is a Maryland corporation dating back to 1937. T. Rowe Price is a wholly-owned subsidiary of
T. Rowe Price Group, Inc.

      Franklin, subadviser to Franklin Templeton Small Cap Growth, is a California corporation and is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.

      Harris, subadviser to Harris Oakmark Focused Value, is a limited partnership managed by its general partner, Harris Associates Inc. Loomis Sayles, subadviser to Loomis Sayles Small Cap, is a limited partnership managed by its general partner, Loomis, Sayles & Company, Incorporated. Each of Harris and Loomis Sayles is a wholly owned subsidiary of Natixis Global Asset Management (formerly known as IXIS Asset Management) which owns, in addition to Harris and Loomis Sayles, a number of other asset management and distribution and service entities. Natixis Global Asset Management is ultimately owned principally, directly or indirectly, by three large French financial services entities: Natixis, an investment banking and financial services firm; the Caisse Nationale des Caisses d'Epargne, a financial institution owned by French regional savings banks known as the Caisses d'Epargne; and Banque Federale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banques Populaires.

      Davis Selected Advisers, L.P. ("Davis"), subadviser to Davis Venture Value, provides investment advisory services for mutual funds and other clients. Davis Investments, LLC, the general partner of Davis, is controlled by Christopher C. Davis, the chairman of Davis Investments, LLC. Davis may also delegate any of its responsibilities to its wholly-owned subsidiary Davis Selected - NY, Inc. ("DSA-NY").

      MFS, subadviser to MFS Total Return and MFS Value, and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is an indirect majority-owned subsidiary of Sun Life Financial, Inc., a diversified financial services organization.

      Capital Guardian Trust Company ("Capital Guardian"), subadviser to Capital Guardian U.S. Equity, is part of a privately owned investment management group with offices in major financial centers throughout the world. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968.

      Jennison, subadviser to Jennison Growth, is a registered investment advisor with the SEC and was founded in 1969. Jennison provides investment management services primarily to corporations, trusteed pension and profit-sharing plans, charitable organizations, endowments, insurance separate accounts, affiliated and third-party mutual funds, other commingled funds and individually managed accounts for managed account programs sponsored by broker dealers. Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. ("PIMI"). PIMI is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison is organized under the laws of Delaware as a single member limited liability company.

                                      -44-
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      Pyramis, subadviser to FI Large Cap, FI Mid Cap Opportunities and FI Value Leaders, has primary responsibility for choosing investments for each Portfolio. FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Fidelity Management & Research Company ("FMR"), Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Research & Analysis Company (FRAC), and FMR Co., Inc. (FMRC). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d family, directly or through trust and limited liability companies, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

      OppenheimerFunds, Inc. ("Oppenheimer"), subadviser to Oppenheimer Global Equity, is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

      Western Asset Management Company ("Western Asset"), subadviser to Western Asset Management Strategic Bond Opportunities and Western Asset Management U.S. Government, is a wholly owned subsidiary of Legg Mason, Inc., a financial services holding company. Western Asset Management Company may, with respect to Western Asset Management Strategic Bond Opportunities, delegate to its affiliate, Western Asset Management Company Limited ("Western Asset Limited") any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. Western Asset Limited, which acts investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, is a wholly owned subsidiary of Legg Mason, Inc.

      JBIM, subadviser to Julius Baer International Stock Portfolio, is a wholly owned subsidiary of Julius Baer Americas, Inc. ("JBA"). JBIM and JBA are located at 330 Madison Avenue, New York, NY 10017. JBA is a wholly owned subsidiary of Julius Baer Holding Ltd. ("JBH") of Zurich, Switzerland. (JBH, its subsidiaries and affiliates are referred to as the Julius Baer Group.)

Marketing Support Payments
      The Subadvisers and/or their affiliates may provide MetLife and/or its affiliates with wholesaling services that assist in the distribution of the variable life insurance, variable annuity and group annuity products for which the Fund serves as an investment vehicle and may pay MetLife and/or its affiliates amounts to participate in sales meetings. These amounts may be significant and may provide a Subadviser and/or its affiliates with increased access to persons involved in the distribution of such insurance products.

Advisory Fees
      The Fund pays MetLife Advisers compensation at the annual percentage rates of the corresponding levels of that Portfolio's average daily net asset values, subject to any fee reductions or deferrals as described above in the section entitled "Expense Agreement" under "Expenses" and described below in the section entitled "Advisory Fee Waivers." Each Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

                                      -45-
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                                                                                    Annual       Average Daily Net
                                                                                 Percentage Rate ------------------
Portfolio                                                                                       Asset Value Levels
                                                                                 -------------   -------------------
                                                                                     .75%        First $500 million

BlackRock Aggressive Growth                                                          .70%        Next $500 million
                                                                                     .65%        Over $1 billion

                                                                                     .85%        First $500 million
BlackRock Strategic Value                                                            .80%        Next $500 million
                                                                                     .75%        Over $1 billion

                                                                                     .40%        First $1 billion
BlackRock Bond Income                                                                .35%        Next $1 billion
                                                                                     .30%        Next $1 billion
                                                                                     .25%        Over $3 billion

                                                                                     .50%        First $500 million
BlackRock Diversified                                                                .45%        Next $500 million
                                                                                     .40%        Over $1 billion

                                                                                     .73%        First $1 billion
BlackRock Legacy Large Cap Growth                                                    .65%        Over $1 billion

                                                                                     .70%        First $250 million
BlackRock Large Cap Value                                                            .65%        Next $500 million
                                                                                     .60%        Over $750 million

                                                                                     .35%        First $1 billion
BlackRock Money Market                                                               .30%        Next $1 billion
                                                                                     .25%        Over $2 billion

                                                                                     .70%        First $200 million
Capital Guardian U.S. Equity                                                         .65%        Next $300 million
                                                                                     .60%        Next $1.5 billion
                                                                                     .55%        Over $2 billion

                                                                                     .75%        First $1 billion
Davis Venture Value (a)                                                              .70%        Next $2 billion
                                                                                     .65%        Over $3 billion

                                                                                     .80%        First $250 million
FI Large Cap                                                                         .75%        Next $500 million
                                                                                     .70%        Over $750 million

                                                                                     .75%        First $100 million
FI Mid Cap Opportunities                                                             .70%        Next $400 million
                                                                                     .65%        Over $500 million

                                                                                     .70%        First $200 million
FI Value Leaders                                                                     .65%        Next $300 million
                                                                                     .60%        Next $1.5 billion
                                                                                     .55%        Over $2 billion

                                                                                     .90%        First $500 million
Franklin Templeton Small Cap Growth                                                  .85%        Over $500 million

                                                                                     .75%        First $1 billion
Harris Oakmark Focused Value (b)                                                     .70%        Next $1.5 billion
                                                                                    .675%        Next $2.5 billion
                                                                                     .65%        Over $5 billion

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                                                                                    Annual       Average Daily Net
                                                                                  ercentage Rate ------------------
Portfolio                                                                        P               Asset Value Levels
                                                                                 -------------   -------------------
                                                                                     .70%        First $200 million
Jennison Growth                                                                      .65%        Next $300 million
                                                                                     .60%        Next $1.5 billion
                                                                                     .55%        Over $2 billion

                                                                                     .86%        First $500 million
Julius Baer International Stock                                                      .80%        Next $500 million
                                                                                     .75%        Over $1 billion

                                                                                                  ll Assets
Lehman Brothers Aggregate Bond Index                                                 .25%        A

                                                                                     .90%        First $500 million
Loomis Sayles Small Cap                                                              .85%        Over $500 million

                                                                                     .10%        First $500 million
MetLife Aggressive Allocation Portfolio (c)                                         .075%        Next $500 million
                                                                                     .05%        Over $1 billion

                                                                                     .10%        First $500 million
MetLife Conservative Allocation Portfolio (c)                                       .075%        Next $500 million
                                                                                     .05%        Over $1 billion

                                                                                     .10%        First $500 million
MetLife Conservative to Moderate Allocation Portfolio (c)                           .075%        Next $500 million
                                                                                     .05%        Over $1 billion

                                                                                                  ll Assets
MetLife Mid Cap Stock Index                                                          .25%        A

                                                                                     .10%        First $500 million
MetLife Moderate Allocation Portfolio (c)                                           .075%        Next $500 million
                                                                                     .05%        Over $1 billion

                                                                                     .10%        First $500 million
MetLife Moderate to Aggressive Allocation Portfolio (c)                             .075%        Next $500 million
                                                                                     .05%        Over $1 billion

                                                                                                  ll Assets
MetLife Stock Index                                                                  .25%        A

                                                                                     .60%        First $250 million
MFS Total Return (d)                                                                 .55%        Next $500 million
                                                                                     .50%        Over $750 million

                                                                                     .75%        First $250 million
MFS Value (e)                                                                        .70%        Next $2.25 billion
                                                                                    .675%        Next $2.5 billion
                                                                                     .65%        Over $5 billion

                                                                                                  ll Assets
Morgan Stanley EAFE Index                                                            .30%        A

                                                                                     .65%        First $1 billion
Neuberger Berman Mid Cap Value (f)                                                   .60%        Over $1 billion

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                                                                                    Annual       Average Daily Net
                                                                                  ercentage Rate ------------------
Portfolio                                                                        P               Asset Value Levels
                                                                                 -------------   -------------------
                                                                                     .90%        First $50 million
Oppenheimer Global Equity                                                            .55%        Next $50 million
                                                                                     .50%        Next $400 million
                                                                                    .475%        Over $500 million

                                                                                                  ll Assets
Russell 2000 Index                                                                   .25%        A

                                                                                     .65%        First $50 million
T. Rowe Price Large Cap Growth                                                       .60%        Over $50 million

                                                                                     .55%        First $100 million
T. Rowe Price Small Cap Growth                                                       .50%        Next $300 million
                                                                                     .45%        Over $400 million

                                                                                     .65%        First $500 million
Western Asset Management Strategic Bond Opportunities (g)                            .55%        Over $500 million

                                                                                     .55%        First $500 million
Western Asset Management U.S. Government (h)                                         .45%        Over $500 million


Zenith Equity (i)                                                                    N/A                N/A

-------------------------------------------------------------------------------
(a)  Prior to November 9, 2006, the advisory fee rate for Davis Venture Value was at the annual rate of 0.75% of the first $1 billion of the Portfolio's average daily net assets, 0.70% of the next $2 billion and 0.675% of such assets over $3 billion.
(b)  Prior to January 1, 2007, the advisory fee rate for Harris Oakmark Focused
     Value was at the annual rate of 0.75% for the first $1 billion of the
     Portfolio's average daily net assets and 0.70% of such assets over $1 billion.
(c)  Prior to November 9, 2006, the advisory fee rate for each Asset Allocation
     Portfolio was at the annual rate of 0.10% of the Portfolio's average daily net assets. In addition to the advisory fees set out above for each Asset
     Allocation Portfolio, MetLife Advisers receives advisory fees as investment adviser to the Underlying Portfolios of the Fund in which an Asset
     Allocation Portfolio invests. The Asset Allocation Portfolios bear their share of the advisory fees of the Underlying Portfolios indirectly through their investment in the Underlying Portfolios
(d)  Prior to May 1, 2006, the advisory fee rate for MFS Total Return was at the annual rate of 0.50% of the Portfolio's average daily net assets.
(e)  Prior to January 1, 2007, the advisory fee rate for MFS Value was at the annual rate of 0.75% of the first $250 million of the Portfolio's average daily net assets and 0.70% of such assets over $250 million.
(f)  Prior to November 9, 2006 the advisory fee rate for Neuberger Berman Mid
     Cap Value was at the annual rate of 0.70% of the first $100 million of the
     Portfolio's average daily net assets, 0.675% of the next $250 million,
     0.65% of the next $500 million, 0.625% of the next $750 million and 0.60%
     of such assets over $1.6 billion.
(g)  Prior to November 4, 2005, the advisory fee rate for Western Asset
     Management Strategic Bond Opportunities was at the annual rate of 0.65% of the Portfolio's average daily net assets.
(h)  Prior to November 4, 2005, the advisory fee rate for Western Asset
     Management U.S. Government was at the annual rate of 0.55% of the
     Portfolio's average daily net assets.
(i)  There is no advisory fee payable directly by the Portfolio. Zenith Equity bears its share of the advisory fees of Capital Guardian U.S. Equity, FI
     Value Leaders and Jennison Growth through its investment in these underlying Portfolios.

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Advisory Fee Waivers
      Pursuant to an expense agreement, MetLife Advisers has agreed, for the period April 28, 2008 to April 30, 2009, to reduce its advisory fees set out above under "Advisory Fees" for each class of the Portfolios listed below as follows:


                                                                                Annual Percenta  Average Daily Net
                                                                                ---------------  sset Value Levels
Portfolio                                                                       Rate Reduction  A
                                                                                ------------------------------------
                                                                                    0.025%      Over $1 billion and
BlackRock Bond Income                                                                              less than $2
                                                                                                      billion

                                                                                    0.005%       irst $500 million
BlackRock Money Market                                                                          F
                                                                                    0.015%       Next $500 million

                                                                                    0.050%       irst $500 million
Julius Baer International Stock                                                     0.020%       Next $500 million
                                                                                    0.000%      F Over $1 billion

                                                                                    0.050%          All Assets
Loomis Sayles Small Cap

                                                                                    0.006%          All Assets
Lehman Brothers Aggregate Bond Index

                                                                                    0.007%          All Assets
MetLife Mid Cap Stock Index

                                                                                    0.007%          All Assets
MetLife Stock Index

                                                                                    0.100%       irst $250 million
MFS Value                                                                           0.050%        Next $1 billion
                                                                                    0.100%       Next $250 million
                                                                                    0.200%        Next $1 billion
                                                                                    0.175%       Next $2.5 billion
                                                                                    0.150%      F Over $5 billion

                                                                                    0.007%          All Assets
Morgan Stanley EAFE Index

                                                                                    0.007%          All Assets
Russell 2000 Index

                                                                                    0.015%       First $50 million
T. Rowe Price Large Cap Growth

      Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe
Price for the Fund and MIST in the aggregate exceed $750,000,000, (ii) T. Rowe
Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio. (T. Rowe Price currently subadvises two portfolios of the Fund, T.
Rowe Price Large Cap and T. Rowe Price Small Cap, and one portfolio of MIST.) If these conditions are met, T. Rowe Price will waive its subadvisory fee by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000.
Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios' net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time.

                                      -49-
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Subadvisory Fees
      MetLife Advisers pays each subadviser at the following rates for providing subadvisory services to the following Portfolios:

                                                                                   Annual         verage Daily Net
                                                                              ------------------  sset Value Levels
                                                                              ercentage Rate Pai  by
                                                                              MetLife Advisers   A
                                                                             -     to the        A
Portfolio                                                                    P   Subadvisers    d
                                                                             ---------------------------------------
                                                                                    .45%         First $500 million
BlackRock Aggressive Growth                                                         .35%         Next $500 million
                                                                                    .30%         Next $1.5 billion
                                                                                    .25%         Over $2.5 billion

                                                                                    .20%         First $250 million
BlackRock Bond Income (a)                                                           .15%         Next $750 million
                                                                                    .10%         Over $1 billion

                                                                                    .35%         First $250 million
BlackRock Diversified                                                               .30%         Next $250 million
                                                                                    .25%         Over $500 million

                                                                                    .40%         First $300 million
BlackRock Legacy Large Cap Growth                                                   .35%         Next $700 million
                                                                                    .30%         Over $1 billion

                                                                                    .45%         First $100 million
BlackRock Large Cap Value                                                           .40%         Next $150 million
                                                                                    .35%         Next $250 million
                                                                                    .30%         Next $1.5 billion
                                                                                    .25%         Over $2 billion

                                                                                    .08%         First $500 million
BlackRock Money Market (b)                                                          .07%         Next $500 million
                                                                                    .06%         Over $1 billion

                                                                                    .55%         First $250 million
BlackRock Strategic Value                                                           .50%         Next $250 million
                                                                                    .45%         Next $250 million
                                                                                    .40%         Over $750 million

                                                                                    .45%         First $100 million
Capital Guardian U.S. Equity                                                        .40%         Next $400 million
                                                                                    .35%         Next $500 million
                                                                                    .30%         Over $1 billion

                                                                                    .45%         First $100 million
Davis Venture Value (c)                                                             .40%         Next $400 million
                                                                                    .35%         Next $2.5 billion
                                                                                    .325%        Over $3 billion

                                                                                    .45%         First $250 million
FI Large Cap                                                                        .40%         Next $500 million

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                                                                                   Annual         verage Daily Net
                                                                              ------------------  sset Value Levels
                                                                              ercentage Rate Pai  by
                                                                              MetLife Advisers   A
                                                                             -     to the        A
Portfolio                                                                    P   Subadvisers    d
                                                                             ---------------------------------------
                                                                                    .35%         Over $750 million

                                                                                    .50%         First $250 million
FI Mid Cap Opportunities                                                            .45%         Next $250 million
                                                                                    .40%         Next $500 million
                                                                                    .35%         Over $1 billion

                                                                                    .40%         First $500 million
FI Value Leaders (d)                                                                .35%         Over $500 million

                                                                                    .60%         First $200 million
Franklin Templeton Small Cap Growth                                                 .52%         Next $300 million
                                                                                    .50%         Over $500 million

                                                                                    .45%         First $100 million
Harris Oakmark Focused Value (e)                                                    .40%         Next $400 million
                                                                                    .35%         Next $2 billion
                                                                                    .325%        Next $2.5 billion
                                                                                    .30%         Over $5 billion

                                                                                    .45%         First $100 million
Jennison Growth                                                                     .40%         Next $400 million
                                                                                    .35%         Next $500 million
                                                                                    .30%         Over $1 billion

                                                                                    .80%         First $20 million
Julius Baer International Stock (k)                                                 .60%         Next $20 million
                                                                                    .50%         Next $60 million
                                                                                    .40%         Over $100 million


Lehman Brothers Aggregate Bond Index                                                  *

                                                                                    .55%         First $25 million
Loomis Sayles Small Cap                                                             .50%         Next $75 million
                                                                                    .45%         Next $100 million
                                                                                    .40%         Over $200 million

                                                                                                  /A
MetLife Aggressive Allocation Portfolio                                              N/A         N

                                                                                                  /A
MetLife Conservative Allocation Portfolio                                            N/A         N

                                                                                                  /A
MetLife Conservative to Moderate Allocation Portfolio                                N/A         N


MetLife Mid Cap Stock Index                                                           *

                                                                                                  /A
MetLife Moderate Allocation Portfolio                                                N/A         N

                                                                                                  /A
MetLife Moderate to Aggressive Allocation Portfolio                                  N/A         N


MetLife Stock Index                                                                   *

                                                                                    .35%         First $250 million
MFS Total Return (f)                                                                .30%         Next $1 billion
                                                                                    .25%         Next $250 million
                                                                                    .20%         Over $1.5 billion

                                      -51-
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                                                                                   Annual         verage Daily Net
                                                                              ------------------  sset Value Levels
                                                                              ercentage Rate Pai  by
                                                                              MetLife Advisers   A
                                                                             -     to the        A
Portfolio                                                                    P   Subadvisers    d
                                                                             ---------------------------------------
                                                                                    .35%         First $250 million
MFS Value (e)                                                                       .30%         Next $1 billion
                                                                                    .25%         Next $250 million
                                                                                    .20%         Over $1.5 billion


Morgan Stanley EAFE Index                                                             *

                                                                                    .40%         First $1 billion
Neuberger Berman Mid Cap Value (g)                                                  .35%         Over $1 billion

                                                                                    .50%         First $50 million
Oppenheimer Global Equity (h)                                                       .40%         Next $250 million
                                                                                    .34%         Next $250 million
                                                                                    .30%         Next $500 million
                                                                                    .275%        Over $1.05 billion


Russell 2000 Index                                                                    *

                                                                                    .40%         First $250 million
T. Rowe Price Large Cap Growth (i)                                                  .375%        Next $250 million
                                                                                    .35%         Over $500 million

                                                                                    .35%         First $100 million
T. Rowe Price Small Cap Growth                                                      .30%         Next $300 million
                                                                                    .25%         Over $400 million

                                                                                    .35%         First $50 million
Western Asset Management Strategic Bond Opportunities                               .30%         Next $150 million
                                                                                    .25%         Next $300 million
                                                                                    .20%         Over $500 million

                                                                                    .225%        First $200 million
Western Asset Management U.S. Government                                            .150%        Next $300 million
                                                                                    .100%        Over $500 million


Zenith Equity (j)                                                                    N/A         N/A

--------------------------------------------------------------------------------
*    MetLife Advisers pays MLIAC a subadvisory fee for each Index Portfolio equal to the costs incurred by MLIAC in providing subadvisory services to the Portfolio.
(a)  Prior to February 3, 2005, the subadvisory fee rate for BlackRock Bond
     Income was at the annual rate of 0.20% of the first $250 million of the
     Portfolio's average daily net assets and 0.15% of such assets over $250 million.
(b)  Prior to May 1, 2005, the subadvisory fee rate for BlackRock Money Market was at the annual rate of 0.15% of the first $100 million of the
     Portfolio's average daily net assets and 0.075% of such assets over $100 million.
(c)  Prior to November 4, 2005, the subadvisory fee rate for Davis Venture Value was at the annual rate of 0.45% of the first $100 million of the
     Portfolio's average daily net assets, 0.40% of the next $400 million and
     0.35% of such assets over $500 million.
(d)
     Prior to April 28, 2008, the subadviser to FI Value Leaders was FMR. For periods prior to April 30, 2007, FMR (or an affiliate) agreed to make payments to MetLife (or its affiliates) for administrative and shareholder services relating to FI

                                      -52-
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     Value Leaders. This arrangement was discontinued effective April 30, 2007.
     In addition, prior to April 30, 2007, the subadvisory fee rate for FI Value
     Leaders was at the annual rate of 0.50% of the first $250 million of the Portfolio's average daily net assets; 0.40% of the next $500 million of such assets; and 0.35% of such assets over $750 million.
(e)  Prior to January 7, 2008, the subadviser to MFS Value was Harris. From
     January 1, 2007 to January 7, 2008, for purposes of calculating the subadvisory fee rate for MFS Value and Harris Oakmark Focused Value, the average daily net assets of such Portfolios were combined and the above subadvisory fee schedule was applied to such combined assets. This combined subadvisory fee schedule was discontinued effective January 7, 2008. Prior to January 1, 2007, the subadvisory fee rate for each of MFS Value and Harris Oakmark Focused Value was at the annual rate of 0.45% of the first
     $100 million of the Portfolio's average daily net assets; 0.40% of the next
     $400 million of such assets; and 0.35% of such assets over $500 million.
(f) Prior to May 1, 2006, the subadvisory fee rate for MFS Total Return was at the annual rate of 0.25% of the first $50 million of the Portfolio's average daily net assets and 0.20% of such assets over $50 million.
(g)  Prior to November 9, 2006, the subadvisory fee rate for Neuberger Berman
     Mid Cap Value was at the annual rate of 0.45% of the first $250 million of the Portfolio's average daily net assets, 0.40% of the next $750 million of such assets; and 0.35% of such assets over $1 billion.
(h)  Prior to May 1, 2005, the subadviser to Oppenheimer Global Equity was
     Deutsche Investment Management Americas Inc. and the subadvisory fee rate for the Portfolio was at the annual rate of 0.70% of the first $50 million of the Portfolio's average daily net assets; 0.35% of the next $50 million;
     0.30% of the next $400 million; and 0.275% of such assets over $500 million.
(i)  Prior to February 3, 2005, the subadvisory fee rate for T. Rowe Price Large
     Cap Growth was at the annual rate of 0.40% of the first $500 million of the Portfolio's average daily net assets and 0.35% of such assets over $500 million. Prior to August 5, 2004, the subadvisory fee rate for Portfolio was at the annual rate of 0.50% of the first $50 million of the Portfolio's average daily net assets and 0.40% of such assets over $50 million.
(j) Zenith Equity is managed directly by MetLife Advisers and there is no subadviser to the Portfolio. (k) Prior to January 7, 2008, the subadviser to Julius Baer International Stock was FMR and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.55% of the first
     $250 million of the Portfolio's average daily net assets; 0.45% of the next
     $250 million of such assets; and 0.40% of such assets over $500 million.

      In connection with Davis' service as subadviser to Davis Venture Value, Davis may delegate any and all responsibilities to its New York based subsidiary, DSA-NY. As compensation to DSA-NY, Davis will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services provided to Davis.

      As described above, in connection with Western Asset's service as subadviser to Western Asset Management Strategic Bond Opportunities, Western
Asset may delegate to its affiliate, Western Asset Limited, any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies. As compensation to Western Asset
Limited, Western Asset will compensate Western Asset Limited from any fees paid to Western Asset by MetLife Advisers in proportion to the assets delegated to Western Asset Limited.

      For the fiscal years ended December 31, 2005, 2006 and 2007, each Portfolio paid the following amounts in advisory fees to MetLife Advisers
(unless otherwise indicated).


                                                                                 Amount Paid to MetLife Advisers
                                                                                  (Unless Otherwise Indicated)
                                                                              --------------------------------------
                                                                                 2005         2006         2007
Portfolio
                                                                              ------------ ------------ ------------
                                                                              $ 6,869,382  $ 8,092,272  $ 8,765,974
BlackRock Aggressive Growth

BlackRock Bond Income                                                         $ 4,147,455  $ 5,371,762  $ 6,014,290

BlackRock Diversified                                                         $ 8,285,784  $ 7,828,278  $ 8,131,030

BlackRock Large Cap Value                                                     $   863,508  $ 1,235,300  $ 3,158,034

-------------------------------------------------------------------------------
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                                                                               Amount Paid to MetLife Advisers
                                                                                (Unless Otherwise Indicated)
                                                                          ------------------------------------------
                                                                              2005          2006          2007
Portfolio
                                                                          ------------- ------------- --------------
                                                                          $  3,980,763  $  3,737,908  $   3,601,184
BlackRock Legacy Large Cap Growth

BlackRock Money Market                                                    $  2,303,372  $  3,681,393  $   4,987,190

BlackRock Strategic Value                                                 $  8,006,722  $  8,186,451  $   8,214,631

Capital Guardian U.S. Equity                                              $  3,372,518  $  3,624,354  $   3,770,032

Davis Venture Value                                                       $ 20,216,812  $ 25,181,109  $  31,542,861

FI Large Cap (a)                                                          $  1,947,041  $  3,763,129  $   4,269,996

FI Mid Cap Opportunities                                                  $  6,730,379  $  7,021,546  $   7,914,306

FI Value Leaders                                                          $  3,856,709  $  5,472,895  $   5,931,664

Franklin Templeton Small Cap Growth                                       $    852,255  $  1,123,806  $   1,435,004

Harris Oakmark Focused Value                                              $ 12,936,021  $ 14,623,670  $  15,680,582

Jennison Growth                                                           $  5,898,199  $  7,391,415  $   8,041,420

Julius Baer International Stock                                           $  3,945,949  $  5,266,072  $   6,758,154

Lehman Brothers Aggregate Bond Index                                      $  2,508,950  $  2,735,513  $   3,081,763

Loomis Sayles Small Cap                                                   $  3,721,068  $  4,260,564  $   4,791,224

MetLife Aggressive Allocation                                             $      2,325  $     45,653  $     149,301

MetLife Conservative Allocation                                           $      4,197  $     38,374  $     116,378

MetLife Conservative to Moderate Allocation                               $     15,111  $    156,247  $     466,330

MetLife Mid Cap Stock Index                                               $    902,019  $  1,132,191  $   1,350,639

MetLife Moderate Allocation                                               $     29,279  $    364,021  $   1,045,949

MetLife Moderate to Aggressive Allocation                                 $     21,846  $    315,700  $   1,055,570

MetLife Stock Index                                                       $ 12,246,737  $ 12,774,775  $  14,763,665

MFS Total Return                                                          $  2,460,950  $  7,548,214  $  10,307,018

MFS Value (b)                                                             $    465,377  $    631,278  $     945,511

Morgan Stanley EAFE Index                                                 $  1,195,152  $  1,611,730  $   2,173,284

Neuberger Berman Mid Cap Value                                            $  4,044,482  $  5,480,161  $   7,500,564

Oppenheimer Global Equity                                                 $  1,397,667  $  3,398,350  $   5,003,683

Russell 2000 Index                                                        $    989,178  $  1,202,972  $   1,645,583

T. Rowe Price Large Cap Growth                                            $  1,857,862  $  3,255,448  $   4,714,924

T. Rowe Price Small Cap Growth                                            $  1,777,161  $  2,028,136  $   2,017,686

Western Asset Management Strategic Bond Opportunities                     $  2,634,095  $  3,741,141  $   5,212,322

Western Asset Management U.S. Government                                  $  2,890,435  $  4,879,988  $   6,179,307

Zenith Equity                                                                      N/A           N/A            N/A

-------------------------------------------------------------------------------
(a)  Amounts shown for 2005, as well as $653,708 of the amount shown for 2006, were paid to Travelers Asset Management International Company LLC ("TAMIC")
     by the Portfolio's predecessor fund, the Large Cap Portfolio of the
     Travelers Series Trust (the "TST FI Large Cap Predecessor"). The Portfolio
     succeeded to the operations of the TST FI Large Cap Predecessor on May 1,
     2006.
(b)  Amounts shown for 2007, as well as $438,840 of the amount shown for 2006, were paid to Met Investors Advisory, LLC ("MIA") by the most recent of the
     Portfolio's two predecessor funds, the MFS Value Portfolio of MIST (the
     "MIST MFS Value Predecessor"). The Portfolio succeeded to the operations of the MIST MFS Value Predecessor on April 28, 2008. Amounts shown for 2005, as well as $192,438 of the amount shown for 2006, were paid to TAMIC by the
     Portfolio's earlier predecessor fund, the MFS Value Portfolio of the
     Travelers Series Trust (the "TST MFS Value Predecessor"). The MIST MFS
     Value Predecessor (and hence, the Portfolio) succeeded to the operations of the TST MFS Value Predecessor on May 1, 2006.

      For the fiscal years ended December 31, 2005, 2006 and 2007, MetLife
Advisers paid the following amounts in subadvisory fees with respect to the following Portfolios (unless otherwise indicated):

                                      -54-
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                                                                              Amount Paid by MetLife Advisers
                                                                               (Unless Otherwise Indicated)
                                                                        --------------------------------------------
                                                                             2005           2006          2007
Portfolio
                                                                        --------------- ------------- --------------
                                                                        $    3,809,691  $  4,388,445  $   4,699,680
BlackRock Aggressive Growth

BlackRock Bond Income                                                   $    1,668,221  $  2,016,927  $   2,200,512

BlackRock Diversified                                                   $    5,084,865  $  4,798,923  $   4,988,144

BlackRock Large Cap Value                                               $      543,433  $    755,643  $   1,789,895

BlackRock Legacy Large Cap Growth                                       $    2,058,584  $  1,942,148  $   1,876,595

BlackRock Money Market                                                  $      526,377  $    786,279  $   1,047,438

BlackRock Strategic Value                                               $    4,628,866  $  4,721,275  $   4,738,099

Capital Guardian U.S. Equity                                            $    2,062,457  $  2,210,040  $   2,295,019

Davis Venture Value                                                     $   10,160,236  $ 12,634,159  $  15,821,642

FI Large Cap (a)                                                        $ 1,166,187.81  $  2,081,395  $   3,729,077

FI Mid Cap Opportunities                                                $    4,328,806  $  4,491,030  $   4,975,011

FI Value Leaders                                                        $    2,587,807  $  3,593,738  $   3,629,258

Franklin Templeton Small Cap Growth                                     $      568,170  $    749,204  $     956,669

Harris Oakmark Focused Value                                            $    6,518,011  $  7,361,835  $   7,756,216

Julius Baer International Stock                                         $    2,314,400  $  2,983,037  $   3,729,077

Jennison Growth                                                         $    3,531,365  $  4,320,708  $   4,645,710

Lehman Brothers Aggregate Bond Index                                    $      240,859  $    262,609  $     290,427

Loomis Sayles Small Cap                                                 $    1,799,753  $  2,056,174  $   2,299,634

MetLife Mid Cap Stock Index                                             $       82,986  $    104,162        124,259

MetLife Stock Index                                                     $    1,126,700  $  1,175,279  $   1,358,257

MFS Total Return                                                        $    1,009,380  $  3,900,107  $   5,422,807

MFS Value (b)                                                           $      465,377  $    631,278  $     945,551

Morgan Stanley EAFE Index                                               $       91,628  $    123,566  $     166,618

Neuberger Berman Mid Cap Value                                          $    2,544,681  $  3,420,344  $   4,582,631

Oppenheimer Global Equity                                               $      973,851  $  2,351,749  $   3,389,165

Russell 2000 Index                                                      $       91,004  $    110,673  $     151,394

T. Rowe Price Large Cap Growth                                          $    1,203,748  $  1,990,618  $   2,795,603

T. Rowe Price Small Cap Growth                                          $    1,060,636  $  1,183,356  $   1,162,805

Western Asset Management Strategic Bond Opportunities                   $    1,138,114  $  1,553,317  $   2,088,571

Western Asset Management U.S. Government                                $      900,203  $  1,373,331  $   1,662,068

Zenith Equity                                                                      N/A           N/A            N/A

--------------------------------------------------------------------------------
(a)  Amounts shown for 2005, as well as $391,160 of the amount shown for 2006, are for the TST FI Large Cap Predecessor and were paid by TAMIC to FMR.
(b)  Amounts shown for 2007, as well as $92,052 of the amount shown for 2006, are for the MIST MFS Value Predecessor, and were paid by TAMIC to MFS.
     Amounts shown for 2005, as well as $211,854 of the amount shown for 2006, are for the TST MFS Value Predecessor and were paid by MIA to MFS.

Advisory Agreements and Subadvisory Agreements
      Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and
(ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio's investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval.

      If required by law, subject to the SEC exemption obtained by MetLife
Advisers and the Fund, any amendment to any advisory or subadvisory agreement or any such new agreement must be approved by vote of a majority of the outstanding
                                      -55-
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voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or (ii) the applicable
Portfolio's investment adviser or subadviser.

      Each agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days' written notice, or by the applicable Portfolio's investment adviser, upon ninety or sixty days' written notice, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either ninety or sixty days' written notice by the relevant subadviser.

      Each advisory agreement provides that MetLife Advisers shall pay the organization costs of the Fund relating to the Portfolio and the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under the advisory agreement. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses.

      For BlackRock Bond Income, BlackRock Legacy Large Cap Growth, BlackRock
Money Market, Capital Guardian U.S. Equity, Davis Venture Value, FI Value
Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap,
MFS Total Return, Western Asset Management Strategic Bond Opportunities, Western
Asset Management U.S. Government and Zenith Equity, the former series of the New
England Zenith Fund (collectively, the "Zenith Portfolios"), as well as
BlackRock Aggressive Growth, BlackRock Diversified, BlackRock Large Cap Value and BlackRock Strategic Value (together with BlackRock Bond Income, BlackRock
Legacy Large Cap Growth and BlackRock Money Market, the "BlackRock Portfolios"),
FI Large Cap and each Asset Allocation Portfolio, each advisory agreement provides that if the total ordinary business expenses of a particular Portfolio for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Portfolio are qualified for sale, MetLife Advisers shall pay such excess. Each advisory agreement for the Zenith Portfolios, the BlackRock
Portfolios, FI Large Cap and the Asset Allocation Portfolios provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Portfolio or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code. The term "expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

      Each subadvisory agreement provides that the relevant subadviser shall not be subject to any liability in connection with the performance of its portfolio management services thereunder in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties or violations of any applicable law. The advisory agreements for all Portfolios, other than the Zenith Portfolios, the BlackRock Portfolios, FI Large Cap and the Asset
Allocation Portfolios, provide that MetLife Advisers shall not be liable in connection with the performance of its administrative services in the absence of any willful or negligent act or omission. The advisory agreements for the Zenith
Portfolios, the BlackRock Portfolios, FI Large Cap and the Asset Allocation
Portfolios provide that MetLife Advisers shall not be liable in connection with its administrative services in the absence of willful misfeasance, bad faith or gross negligence.

      Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other
Portfolios of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

      It is each subadviser's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

      It is believed that the ability of a Portfolio to participate in larger volume transactions in this manner will in some cases produce better executions for the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Portfolio or the price at which a security may be sold.

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Proxy Voting Policies
      The Board of Directors and MetLife Advisers have delegated to each subadviser who invests in voting securities on behalf of a Portfolio the responsibility for voting the proxies relating to securities held by such Portfolio investing in voting securities as part of each such subadviser's general management of Portfolio assets, subject to the continuing oversight of the Board and MetLife Advisers. The Fund believes that each subadviser, which purchases and sells securities for its respective Portfolio(s) and analyzes the performance of a Portfolio's securities, is in the best position and has the information necessary to vote proxies in the best interest of a Portfolio and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on the one hand, and the interests of the adviser, subadviser or any other affiliated person of the Fund, on the other hand. Information about the proxy voting policies and procedures of each subadviser who invests in voting securities is attached in Appendix B to this SAI.

      MetLife Advisers votes proxies relating to shares of an Underlying
Portfolio held by Zenith Equity or an Asset Allocation Portfolio in the same proportion as the vote of the other contract owners of the Underlying Portfolio with respect to a particular proposal.

      Information on how proxies relating to the Portfolios' voting securities were voted by MetLife Advisers or the subadvisers during the most recent
12-month period ended June 30th is available, upon request and without charge, by calling (800) 638-7732 or on the SEC's website at http://www.sec.gov.

                               PORTFOLIO MANAGERS

      The subadvisers have provided the Fund with the following information regarding each Portfolio's portfolio managers identified in the Fund's
Prospectus. The tables below list the number of other accounts managed by each such portfolio manager as of December 31, 2007 within each of three categories:
(A) registered investment companies, (B) other pooled investment vehicles, and
(C) other accounts; as well as the total assets in the accounts managed within each category. For each category, the tables also list the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account. Below each table, the subadvisers have provided a description of any material conflicts of interest that may arise in connection with each portfolio manager's management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The subadvisers have also provided a description of the structure of, and the method used to determine, the portfolio managers' compensation as of December 31, 2007. Other than as set forth below, as of December 31, 2007, no portfolio manager identified in the Prospectus beneficially owned equity securities of any Portfolio for which he or she serves as portfolio manager.

Davis Venture Value Portfolio
Other Accounts Managed


                                                                                      ccounts with respect to which the
Name of Portfolio                                                                     advisory fee is based on the
Manager                                   Other Accounts Managed                     A performance of the account
                           ------------------------------------------------------    -------------------------------
                           Category of Account    Number of     Total Assets in       Number of     Total Assets in
                                                   ccounts i      Accounts in         ccounts in      Accounts in
                                                  ACategory n     Category (1)       ACategory         Category
                           --------------------   -----------   -----------------    ------------   ----------------
                           Registered                     28    $ 83,000,000,000               0                N/A
Christopher Davis          investment
                           companies
                           Other pooled                   11       1,200,000,000               0                N/A
                           investment vehicles                  $

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                                       Other accounts                       132(1)   $     12,700,000    0      N/A
                                        egistered investment companies       26        82,800,000,000           N/A
Kenneth Feinberg                       R                                             $                   0
                                       Other pooled investment vehicles      10      $  1,100,000,000    0      N/A
                                       Other accounts                       132(1)   $ 12,700,000,000    0      N/A

-----------------------------------------------------------------------------
(1)  Number of other accounts is approximate and includes managed money/wrap accounts with investment minimums of at least $100,000.

Material Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:


          The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis seeks to
      o manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.


          If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity
      o due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis has adopted procedures for allocating portfolio transactions across multiple accounts.


          With respect to securities transactions for the portfolios, Davis determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not
      o registered mutual funds, and other accounts managed for organizations and individuals), Davis may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis may place separate, non-simultaneous transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.


          Finally, substantial investment of Davis or Davis family assets in certain mutual funds may lead to o conflicts of interest. To mitigate these potential conflicts of interest, Davis has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis does not receive an incentive-based fee on any account.

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Compensation
Kenneth Feinberg's compensation as a Davis employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis' profits,
(iii) awards of equity ("Units") in Davis including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis purchases shares in selected funds managed by Davis. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper.

Christopher Davis's annual compensation as an employee and general partner of Davis consists of a base salary.

Davis' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

T. Rowe Price Large Cap Growth Portfolio and T. Rowe Price Small Cap Growth
Portfolio Other Accounts Managed


Name of Portfolio                                                                     ccounts with respect to which the
Manager and                                                                           advisory fee is based on the
Portfolio Managed                           Other Accounts Managed                   A performance of the account
                             -----------------------------------------------------   -------------------------------
                             Category of Account    Number of    Total Assets in      Number of     Total Assets in
                                                    Accounts       Accounts in        ccounts in      Accounts in
                                                    Category in      Category        A Category        Category
                             --------------------   ----------   -----------------   -------------  ----------------
P. Robert Bartolo,           Registered                    11    $ 31,222,204,679               0               N/A
-------------------------     nvestment
                              ompanies
T. Rowe Price Large Cap      i
Growth Portfolio             c
                             Other pooled                   1         232,342,182               0               N/A
                             investment vehicles                 $
                             Other accounts                 1    $    435,682,172               0               N/A
Sudhir Nanda,                 egistered                     7         328,411,463               0               N/A
                             Rnvestment
T. Rowe Price Small Cap      iompanies
Growth Portfolio             c                                   $
                             Other pooled                   0                 N/A               0               N/A
                             investment vehicles
                             Other accounts                 0                 N/A               0               N/A

Material Conflicts of Interest
Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not for another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are
                                      -59-
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reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed below, portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price has developed written trade allocation guidelines for its Trading
Desks. Generally, when the amount of securities available in a public offering or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative sizes of the participating client portfolio or the relative sizes of the participating client orders depending upon the market involved. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted basis. For example, adjustments may be made:
(i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimis positions; (iii) to give priority to accounts with specialized investment policies and objectives; and
(iv) to reallocate in light of a participating portfolio's characteristics
(e.g., available cash, industry or issuer concentration, duration, credit exposure). Also, with respect to private placement transactions, conditions imposed by the issuer may limit availability of allocations to client accounts.

Compensation
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. Performance is evaluated in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (e.g., S&P 500) and an applicable Lipper index (e.g., Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis, though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance is over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to the overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of long term success and are highly valued by T. Rowe Price.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution.
Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.
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Harris Oakmark Focused Value Portfolio
Other Accounts Managed


                                                                                             Accounts with respect
                                                                                                      to
                                                                                             hich the advisory fee
                                                                                                      is
                                                                                                 based on the
                                                                                                  performance
Name of Portfolio Manager                       Other Accounts Managed                      w   of the account
                              -----------------------------------------------------------   ------------------------
                                Category of Account      Number of       Total Assets in    Number of    Total Assets
                                                          ccounts                            ccounts      n
                                                          ategory                            ategory in  iAccounts
                                                         A                 Accounts in      A             n
                                                         C        in        Category        C            iCategory
                              ------------------------   ----------      ----------------   ----------   -----------
                              Registered investment              3       $   924,040,734            0           N/A
Robert M. Levy                companies
                              Other pooled                      10           393,822,173            0           N/A
                              investment vehicles                        $
                              Other accounts                   446(1)    $ 4,424,446,922            0           N/A
                              Registered investment              4         9,201,809,125            0           N/A
William C. Nygren             companies                                  $
                              Other pooled                       0                   N/A            0           N/A
                              investment vehicles
                              Other accounts                     0                   N/A            0           N/A
                              Registered investment              6         1,318,050,212            0           N/A
Michael J. Mangan             companies                                  $
                              Other pooled                       3           147,814,778            0           N/A
                              investment vehicles                        $
                              Other accounts                   148       $ 2,493,948,316            0           N/A

-------------------------------------------------------------------------------
(1)  This number includes approximately 326 accounts that are managed pursuant to a "model portfolio" and involve no direct client communications. It also includes many client relationships with multiple accounts, and therefore the number of accounts greatly exceeds the number of relationships.

Material Conflicts of Interest
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including
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the Funds, based on the specific investment objectives, guidelines, restrictions and circumstances of each account. It is Harris' policy to allocate investment opportunities to each account, including the Funds, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in the aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Funds, will generally participate on a pro rata basis.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Compensation
Each of the portfolio managers is an employee of Harris Associates L.P. (the
"Firm"), a subadviser to the Portfolios. The portfolio managers are compensated solely by the Firm. Compensation for each of the portfolio managers is based on the Firm's assessment of the individual's long-term contribution to the investment success of the Firm and is structured as follows:

     (1) Base salary. The base salary is a fixed amount, and each portfolio manager receives the same base salary.

      2) Participation in a discretionary bonus pool. A discretionary bonus pool for each of the Firm's domestic ( and international investment groups is divided among the senior level employees of each group and is paid annually.

      3)  Participation in a long-term compensation plan that provides current compensation to certain key employees of the Firm and deferred compensation to both current and former key employees. The
     (    compensation plan consists of bonus units awarded to participants that vest and pay out over a period of time.

The determination of the amount of each portfolio manager's participation in the discretionary bonus pool and the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual's contribution to the overall investment results of the Firm's domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager.
The portfolio managers' compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P500, Russell Mid-Cap Value, Russell
1000 Value, Lipper Balanced, 60/40 S&P/Lehman (60% S&P500 and 40% Lehman Bond
Index), Morgan Stanley Capital International ("MSCI") World Index, MCSI World ex-U.S. Index and the Firm's approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a fund's inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to the Firm in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst's contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst's investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. In addition, an individual's other contributions to the Firm, such as a role in investment thought leadership and management, are taken into account in the overall compensation process.

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BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Bond Income Portfolio, BlackRock Diversified
Portfolio, BlackRock Legacy Large Cap Growth Portfolio, and BlackRock Large Cap Value Portfolio
Other Accounts Managed


Name of Portfolio Manager                                                              ccounts with respect to which the
and                                                                                   Advisory fee is based on the
Portfolio(s) Managed                        Other Accounts Managed                    aperformance of the account
                            --------------------------------------------------------  ------------------------------
                              Category of Account     Number of    Total Assets in    Number of    Total Assets in
                                                      Accounts       Accounts in      Accounts       Accounts in
                                                      Category in     Category        Category in     Category
                            ------------------------- ----------  ------------------  ----------  ------------------
Scott Amero,                Registered investment            47   $  39,088,798,346           0                 N/A
--------------------------   ompanies
BlackRock Diversified
Portfolio and BlackRock
Bond Income Portfolio       c
                            Other pooled investment          41      10,333,429,979           4       1,628,812,521
                            vehicles                              $                               $
                            Other accounts                  258   $  86,105,702,691          29   $  11,778,926,266
Andrew Phillips,             egistered investment            32      27,926,176,650           0                 N/A
BlackRock Diversified        ompanies
Portfolio and BlackRock     R
Bond Income Portfolio       c                                     $
                            Other pooled investment          22       7,967,177,229           2       1,745,461,117
                            vehicles                              $                               $
                            Other accounts                  294   $ 121,684,681,892          25   $  25,832,460,508
Matthew Marra,               egistered investment            25      23,929,707,195           0                 N/A
BlackRock Diversified        ompanies
Portfolio and BlackRock     R
Bond Income Portfolio       c                                     $
                            Other pooled investment          20       7,689,742,193           2       1,745,461,117
                            vehicles                              $                               $
                            Other accounts                  276   $ 104,140,475,509          24   $  11,965,869,485
Robert Doll,                 egistered investment            24      21,553,032,383           0                 N/A
BlackRock Diversified        ompanies
Portfolio, BlackRock        R
Large Cap Value Portfolio   c                                     $
                            Other pooled investment          13       7,090,739,213           0                 N/A
                            vehicles                              $
                            Other accounts                   19   $   4,047,050,832          10   $   1,420,095,250

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Eileen Leary,                        egistered investment             5       3,338,179,485                     N/A
BlackRock Aggressive                Rompanies
Growth Portfolio                    c                                       $                   0
                                    Other pooled investment           2          73,831,941                     N/A
                                    vehicles                                $                   0
                                    Other accounts                    5     $   325,159,457     0               N/A
Andrew Leger,                        egistered investment             1         276,402,969                     N/A
BlackRock Aggressive                Rompanies
Growth Portfolio                    c                                       $                   0
                                    Other pooled investment           0                 N/A                     N/A
                                    vehicles                                                    0
                                    Other accounts                    0                 N/A     0               N/A
Wayne Archambo,                      egistered investment             9       3,852,578,705                     N/A
BlackRock Strategic                 Rompanies
Value Portfolio                     c                                       $                   0
                                    Other pooled investment           2         344,150,386                     N/A
                                    vehicles                                $                   0
                                    Other accounts                   14     $   955,601,822     0               N/A
Kate O'Connor,                       egistered investment             9       2,982,888,196                     N/A
BlackRock Strategic                 Rompanies
Value Portfolio                     c                                       $                   0
                                    Other pooled investment           1          57,426,981              57,426,981
                                    vehicles                                $                   1     $
                                    Other accounts                   14     $ 1,024,108,272     0               N/A
Jeffrey R. Lindsey,                  egistered investment             5       1,406,215,166                     N/A
BlackRock Legacy Large Cap          Rompanies
Growth Portfolio                    c                                       $                   0
                                    Other pooled investment           3         221,878,942                     N/A
                                    vehicles                                $                   0
                                    Other accounts                    6     $ 1,020,275,003     0               N/A
Edward P. Dowd,                     Registered investment             5       1,406,215,166                     N/A
BlackRock Legacy Large Cap          companies                               $                   0

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Growth Portfolio                   Other pooled                                  221,878,942                    N/A
                                   investment vehicles             3         $                       0
                                   Other accounts                  6         $ 1,020,275,003         0          N/A

Material Conflicts of Interest
      BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts
(including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolio.
BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock with respect to the same securities.
Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that Messrs. Amero, Phillips, and Marra currently manage certain accounts that are subject to performance fees. In addition, Mr. Amero assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

      As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation
      BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

      Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

      Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

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      Long-Term Retention and Incentive Plan ("LTIP") --The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock ("LTIP awards"). Beginning in 2006, awards are granted under the plan in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc.
common stock ("LTIP II awards"). Each portfolio manager has received awards under the LTIP.
      Deferred Compensation Program --A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Ms. O'Connor, Messrs.
Archambo, Amero, Marra and Phillips was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of each portfolio manager is eligible to be paid in the form of BlackRock, Inc.
restricted stock units which vest ratably over a number of years. Every portfolio manager participates in the deferred compensation program. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.
      Options and Restricted Stock Awards --Prior to mandatorily deferring a portion of a portfolio manager's annual bonus in BlackRock, Inc. restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options.
BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Archambo, Amero, Marra and Phillips have been granted stock options and/or restricted stock in prior years.


               Incentive Savings Plans -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock
               Retirement Savings Plan (RSP) and the BlackRock Employee Stock
               Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock
           o has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Portfolio, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. For Mr. Amero, the relevant benchmark is the Lehman Aggregate Bond Index. For Mr. Doll, the relevant benchmark is the Russell 1000 Index for the equity portion of the Diversified
Portfolio, and the Russell 1000 Value Index for the Large Cap Value Portfolio.
For Messrs. Leger and Wagner and Ms. Leary, the relevant benchmark is the Russell Midcap Growth Index. For Mr. Archambo and Ms. O'Connor, the relevant benchmark is the Russell 2000 Value Index. For Messrs. Lindsey and Dowd, the relevant benchmark is the Russell 1000 Growth Index.

The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the portfolios and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods
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including 1, 3, 5 and 10-year periods, as applicable. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

As of December 31, 2007, the dollar range of securities beneficially owned by each of the aforementioned portfolio managers in a Portfolio for which he or she serves as portfolio manager is shown below:


                                                                                Dollar Range of Equity Securities
                                                                                              of the
Portfolio Manager                                 Portfolio(s) Managed                 Portfolio(s) Owned*
                                          --------------------------------------------------------------------------
                  BlackRock Aggressive Growth $50,001-$100,000
Eileen M. Leary, CFA                      Portfolio

--------------------------------------------------------------------------------
*  Includes securities attributable to the portfolio manager's participation in certain deferred compensation and retirement programs.

Jennison Growth Portfolio
Other Accounts Managed


                                                                                     Accounts with respect to
                                                                                     which the advisory fee is
                                                                                               based
                                                                                     on the performance of the
Name of Portfolio Manager                Other Accounts Managed (1)                           account
                            -----------------------------------------------------  ------------------------------
                             Category of Account    Number of   Total Assets in    Number of       Total Assets
                                                     ccounts                        ccounts             in
                                                    Aategory      Accounts in      Aategory        Accounts in
                                                    C        in     Category       C        in       Category
                            ----------------------  ----------  -----------------  ----------     ---------------
Kathleen A. McCarragher     Registered                     13   $  8,900,000,000           1(2)   $  1.1 billion(2)
                            investment companies
                            Other pooled
                            investment vehicles             3   $    310,000,000           0                 N/A
                            Other accounts                 43   $  5,400,000,000           0                 N/A
Spiros Segalas              Registered                     16     20,100,000,000           0                 N/A
                            investment companies                $
                            Other pooled                    2        281,000,000           3(2)      175,000,000(2)
                            investment vehicles                 $                                 $
                            Other accounts                  9   $  2,100,000,000                             N/A
Michael A. Del Balso        Registered                     12      9,100,000,000           0                 N/A
                            investment companies                $
                            Other pooled                    5      1,300,000,000           0                 N/A
                            investment vehicles                 $

-----------------------------------------------------------------------------
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                                       Other accounts (3)                11       $ 1,100,000,000      0        N/A

------------------------------------------------------------------------------
(1)  Excludes performance fee accounts.
(2)  The portfolio manager only manages a portion of the accounts subject to a performance fee. The market value shown reflects the portion of those accounts managed by the portfolio manager.
(3)  Other accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.

Material Conflicts of Interest
In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts
(assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly.
Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Compensation
Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results.
Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus.
In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and
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senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross of fee pre-tax performance of various mutual funds, of which nearly all of the equity options are managed by Jennison, and composites of accounts managed by Jennison, which may include accounts managed for unregistered products.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors, listed in order of importance, will be reviewed for the portfolio managers:

          One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to market conditions, pre-determined passive indices, such as the Russell 1000(R) Growth Index, and industry

     o peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

      o
          Historical and long-term business potential of the product strategies;

      o
          Qualitative factors such as teamwork and responsiveness; and


      o Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect investment professionals' total compensation.

Franklin Templeton Small Cap Growth Portfolio
Other Accounts Managed


                                                                                        ccounts with respect to which
                                                                                        the advisory fee is based
Name of Portfolio                                                                                 on the
Manager                                     Other Accounts Managed                     Aperformance of the account
                            --------------------------------------------------------   -----------------------------
                             Category of Account      Number of     Total Assets in     Number of      Total Assets
                                                      Accounts        Accounts in       ccounts in     in Accounts
                                                      Category in      Category        A Category      in Category
                            ----------------------    ----------    ----------------   -------------   -------------
                            Registered                        9     $ 9,307,800,000               0             N/A
Michael McCarthy, CFA       investment companies
                            Other pooled                      2         559,900,000               0             N/A
                            investment vehicles                     $
                            Other accounts                    0     $             0               0             N/A
                            Registered                        3       1,104,200,000               0             N/A
Zachary Perry, CFA          investment companies                    $
                            Other pooled                      1         967,700,000               0             N/A
                            investment vehicles                     $

------------------------------------------------------------------------------
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                                       Other accounts                     1       $    67,700,000      0        N/A
                                       Registered investment                        1,104,200,000               N/A
Brad Carris, CFA                       companies                          3       $                    0
                                       Other pooled investment                         67,700,000               N/A
                                       vehicles                           1       $                    0
                                       Other accounts                     0       $             0      0        N/A

Material Conflicts of Interest
Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to
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prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation
Franklin seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.
Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton budget guidelines. Portfolio managers have no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:
      Base salary Each portfolio manager is paid a base salary.
      Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin
      Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin
      Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:


          Investment performance. Primary consideration is given to the historic investment performance over the
      o   1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.


          Non-investment performance. The more qualitative contributions of a portfolio manager to the manager's
      o   business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.


      o   Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.
      Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
      Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

FI Large Cap Portfolio, FI Value Leaders Portfolio and FI Mid Cap Opportunities Portfolio
------------------------------------------------------------------------------------------
Other Accounts Managed

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                                                                                        Accounts with respect to which
Name of Portfolio                                                                        the advisory fee is based
Manager and                                                                                       on the
Portfolio Managed                            Other Accounts Managed                     performance of the account
                              ------------------------------------------------------    ----------------------------
                                  Category of          Number of    Total Assets in     Number of     Total Assets in
                               -------------------     Accounts       Accounts in        ccounts i     Accounts in
                              -     Account            Category in     Category         ACategory n     Category
                              ---------------------    ----------   ----------------    -----------   --------------
Ciaran O'Neill,               Registered                       3    $ 1,601,000,000              0              N/A
FI Value Leaders               nvestment companies
Portfolio                     i
                              Other pooled                     4        693,000,000              0              N/A
                              investment vehicles                   $
                              Other accounts                   8    $ 2,149,000,000              0              N/A
Jack Kerivan,                 Registered                       1         96,000,000              0              N/A
FI Large Cap Portfolio        investment
                              companies                             $
                              Other pooled                     4        429,000,000              0              N/A
                              investment vehicles                   $
                              Other accounts                   3    $    74,000,000              0              N/A
Derek Chin,                   Registered                       1         96,000,000              0              N/A
FI Large Cap Portfolio        investment companies                  $
                              Other pooled                     4        429,000,000              0              N/A
                              investment vehicles                   $
                              Other accounts                   3    $    20,000,000              0              N/A
David Rose                     egistered                       0                N/A              0              N/A
FI Mid Cap Opportunities      Rnvestment companies
Portfolio                     i
                              Other pooled                     0                N/A              0              N/A
                              investment vehicles
                              Other accounts                   1          9,000,000              0              N/A

Material Conflicts of Interest
A portfolio managers' compensation plan (described below) may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio managers' base pay tends to
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increase with additional and more complex responsibilities that include increased assets under management, and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts
(including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio managers must allocate their time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. A portfolio managers may execute transactions for another fund or account that may adversely impact the value of securities held by the Portfolios. Securities selected for funds or accounts other than the Portfolios may outperform the securities selected for the Portfolios. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

Compensation
As of December 31, 2007, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio managers' compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The primary components of each portfolio manager's bonus are based on the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of Pyramis. The portion of each portfolio manager's bonus that is linked to the investment performance of his fund is based on the fund's pre-tax investment performance measured against the benchmark index identified below for the fund and the fund's pre-tax investment performance
(based on the performance of the fund's Institutional Class) within the peer groups identified below for the fund. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Pyramis's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of
FMR LLC and its affiliates. The benchmark index and peer group used for each portfolio manager listed above are as follows:
      Ciaran O'Neill: Russell 1000 Value Index and Mercer US Equity Large Cap Value Universe
      David Rose: S&P Mid Cap 400 Index and Mercer MidCap Growth Universe
      Derek L. Chin: Russell 1000 Growth Index and Mercer Large Cap Growth Universe
      Jack Kerivan: Russell 1000 Growth Index and Mercer Large Cap Growth Universe

Loomis Sayles Small Cap Portfolio
Other Accounts Managed


                                                                                    ccounts with respect to which the

Name of Portfolio                                                                    advisory fee is based on the
Manager                                   Other Accounts Managed                   A  performance of the account
                              -----------------------------------------------      ---------------------------------

--------------------------------------------------------------------------------
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                                                                  umber of                        umber    Total
                                                                  ccounts      otal Assets in    N of       Assets
                                                                  ategory       Accounts in       ccounts  in
                            N Category A in Accounts
                                  A ategory in
                                    Category of Account          C        in  T                  C         Category
                             ----------------------------------  ----------   ----------------   --------  ---------
John J. Slavik               Registered investment companies             2    $   289,245,023          0        N/A
                             Other pooled investment vehicles            0                N/A          0        N/A
                             Other accounts                             14    $    54,374,309          0        N/A
Mark F. Burns                Registered investment companies             2    $   289,245,023          0        N/A
                             Other pooled investment vehicles            0                N/A          0        N/A
                             Other accounts                             10    $    54,131,327          0        N/A
Joseph R. Gatz               Registered investment companies             4    $ 1,881,726,407          0        N/A
                             Other pooled investment vehicles            0                N/A          0        N/A
                             Other accounts                             30    $   863,007,805          0        N/A
Daniel G. Thelen             Registered investment companies             4    $ 1,881,726,407          0        N/A
                             Other pooled investment vehicles            0                N/A          0        N/A
                             Other accounts                             44    $   732,350,496          0        N/A

Material Conflicts of Interest
The fact that a portfolio manager manages the Portfolio as well as other accounts creates the potential for conflicts of interest. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies.
Such favorable treatment could lead to more favorable investment opportunities for some accounts. Loomis Sayles makes investment decisions for all accounts
(including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account's specific investment objectives, guidelines, restrictions and circumstances and other relevant factors, such as the size of an available investment opportunity, the availability of other comparable investment opportunities and
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Loomis Sayles' desire to treat all accounts fairly and equitably over time. In addition, Loomis Sayles maintains trade allocation and aggregation policies and procedures to address this potential conflict.

Compensation
Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up of three main components
- base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager's base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan.

Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations.

Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. It is based on four factors - investment performance, profit growth of the firm, profit growth of the manager's business unit and team commitment. Investment performance is the primary component and generally represents at least 70% of the total for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the group's Chief Investment Officer (CIO) and senior management. The CIO and senior management evaluate these other factors annually.

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm's institutional composite (pre-tax and net of fees) in the manager's style to the performance of a customized peer group and, secondarily, an external benchmark. The benchmarks used for the investment styles utilized for the Loomis Small Cap Portfolio is the Russell
1000 Value (for the small cap value portion of the Portfolio) and the Russell
1000 Growth (for the small cap growth portion of the Portfolio). The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager's relative performance for the 1, 3 and 5 year periods (or since the start of the manager's tenure if shorter) is used to calculate the amount of variable compensation payable due to performance. Longer-term performance (3 and 5 years, or since the start of the managers tenure, if shorter) combined is weighted more than shorter-term performance (1 year). If a manager is responsible for more than one product, the rankings of each product are weighted based on relative asset size of accounts represented in each product.

Loomis Sayles uses the institutional peer groups as the primary measuring stick for equity managers' performance because it believes they represent the most competitive universe while closely matching the investment styles offered by the firm. Loomis Sayles considers the institutional composite an accurate proxy for the performance of each investment style.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:


      o   the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

      o
          upon retirement a participant will receive a multi-year payout for his or her vested units;

      o
          participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is similarly constructed although the participants' annual participation in company earnings is deferred for three years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there are no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan. The plan is initially offered to portfolio managers and over time the scope of eligibility is likely to widen.
Management has full discretion on what units are issued and to whom.

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Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

Neuberger Berman Mid Cap Value Portfolio
Other Accounts Managed


                                                                                        ccounts with respect to which
                                                                                        the advisory fee is based
Name of Portfolio                                                                                 on the
Manager                                     Other Accounts Managed                     Aperformance of the account
                            --------------------------------------------------------   -----------------------------
                                 Category of          Number of    Total Assets in      Number of      Total Assets
                             --------------------     Accounts       Accounts in        ccounts in     in Accounts
                            -      Account            Category in      Category        A Category      in Category
                            ----------------------    ----------   -----------------   -------------   -------------
S. Basu Mullick             Registered                       12    $  8,193,000,000               0             N/A
                            investment companies
                            Other pooled                      0                 N/A               0             N/A
                            investment vehicles
                            Other accounts                    0                 N/A               0             N/A

Material Conflicts of Interest
While the portfolio managers' management of other accounts may give rise to the conflicts of interest discussed below, Neuberger Berman believes that it has designed policies and procedures to appropriately address those conflicts. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Portfolio and the management of other accounts, which might have similar investment objectives or strategies as the Portfolio or track the same index the Portfolio tracks. Other accounts managed by the portfolio managers may hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolio. The other accounts might also have different investment objectives or strategies than the Portfolio.

As a result of the portfolio manager's day-to-day management of the Portfolio, the portfolio managers know the size, timing and possible market impact of the Portfolio's trades. While it is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio, Neuberger Berman has policies and procedures to address such a conflict.

From time to time, a particular investment opportunity may be suitable for both the Portfolio and other types of accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. Neuberger
Berman has adopted policies and procedures reasonably designed to fairly allocate investment opportunities. Typically, when the Portfolio and one or more of the other Neuberger Berman funds or other accounts managed by Neuberger
Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties, transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds and accounts involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to the Portfolio, in other cases it is believed that the Portfolio's ability to participate in volume transactions may produce better executions for it.

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Compensation
A portion of the compensation paid to each portfolio manager is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The portfolio managers are paid a base salary that is not dependent on performance. Each portfolio manager also has a "target bonus," which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark. Performance is measured on a three-year rolling average in order to emphasize longer-term performance. There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual's willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; and (iii) client servicing. Senior management determines this component in appropriate cases. There are additional components that comprise the portfolio managers' compensation packages, including: (i) whether the manager was a partner/principal of Neuberger Berman prior to Neuberger Berman's initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the portfolio manager joined the Neuberger Berman complex; and (iii) the total amount of assets for which the portfolio manager is responsible.

Oppenheimer Global Equity Portfolio
Other Accounts Managed


                                                                                        ccounts with respect to which the
Name of Portfolio                                                                      Advisory fee is based on the
Manager                                    Other Accounts Managed                      aperformance of the account
                        -------------------------------------------------------------- -----------------------------
                               Category of Account        Number of  Total Assets in    Number of    Total Assets
                                                           ccounts i   Accounts in      ccounts in   n Accounts in
                                                          ACategory n    Category      ACategory    i  Category
                        -------------------------------------------------------------- ------------ ----------------
Rajeev Bhaman           Registered investment companies           15 $ 23,878,000,000            1  $    39,000,000
                        Other pooled investment vehicles           4 $    775,000,000            0              N/A
                        Other accounts                             2 $    584,000,000            0              N/A

Material Conflicts of Interest
-------------------------------------------------------------------------------
As indicated above, the portfolio manager also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the
Portfolio. That may occur whether the investment strategies of the other fund are the same as, or different from, the Portfolio's investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the Portfolio and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Portfolio.
Not all funds advised by Oppenheimer have the same management fee. If the management fee structure of another fund is more advantageous to Oppenheimer than the fee structure of the Portfolio, Oppenheimer could have an incentive to favor the other fund. However, Oppenheimer's compliance procedures and Code of
Ethics recognize Oppenheimer's fiduciary obligations to treat all of its clients, including the Portfolio, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, one or more of the
Portfolio's portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the Portfolio.

Compensation

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The Portfolio's portfolio manager is employed and compensated by Oppenheimer, not the Portfolio. Under Oppenheimer's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. Oppenheimer's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.
As of December 31, 2006, the portfolio manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer's holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer's deferred compensation plan.

To help Oppenheimer attract and retain talent, the base pay component of the portfolio manager's compensation is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of Oppenheimer and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Portfolio and other funds managed by the portfolio managers. The compensation structure of the other funds and accounts managed by the Portfolio Manager is the same as the compensation structure of the Portfolio, described above.

Capital Guardian U.S. Equity Portfolio
Other Accounts Managed
Under Capital Guardian's multiple portfolio manager system, each portfolio manager manages a segment of each of the registered investment companies, other pooled investment vehicles and other accounts noted below. Assets shown in the table below represent the total net assets of those registered investment companies, pooled investment vehicles and other accounts and are not indicative of the total assets of the segments managed by the individual, which would be a substantially lower amount.


                                                                                            Accounts with respect
                                                                                            to which the advisory
                                                                                             fee is based on the
                                                                                             performance of the
Name of Portfolio Manager                      Other Accounts Managed                              account
                              ---------------------------------------------------------   --------------------------
                                    Category of          Number of    Total Assets in     Number of   Total Assets
                               -----------------------   Accounts       Accounts in       Accounts     in Accounts
                              -       Account            Category in      Category        Category in  in Category
                              -------------------------  ----------   -----------------   ----------  --------------
                              Registered investment             10    $  3,650,000,000            0             N/A
Michael Ericksen              companies
                              Other pooled investment           20      15,660,000,000            0             N/A
                              vehicles                                $
                              Other accounts                   267    $ 85,650,000,000           31   $  18,780,000

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                                       egistered investment companies      24      25,070,000      1      1,160,000
David Fisher                          R                                          $                      $
                                      Other pooled investment              29      37,410,000      0            N/A
                                      vehicles                                   $
                                      Other accounts                      263    $ 85,600,000      8    $ 3,590,000
                                       egistered investment companies      12       4,800,000      0            N/A
Theodore Samuels                      R                                          $
                                      Other pooled investment              11       4,280,000      0            N/A
                                      vehicles                                   $
                                      Other accounts                      334    $ 30,240,000      3    $ 1,790,000
                                       egistered investment companies      11       4,250,000      0            N/A
Eric H. Stern                         R                                          $
                                      Other pooled investment               6       1,880,000      0            N/A
                                      vehicles                                   $
                                      Other accounts                       73    $ 14,790,000      2    $ 1,570,000
                                       egistered investment companies       9       3,260,000      0            N/A
Terry Berkemeier                      R                                          $
                                      Other pooled investment              11      10,810,000      0            N/A
                                      vehicles                                   $
                                      Other accounts                      184    $ 52,850,000     18    $ 9,140,000
                                       egistered investment companies      13       7,810,000      0            N/A
Alan J. Wilson                        R                                          $
                                      Other pooled investment               8       2,230,000      0            N/A
                                      vehicles                                   $
                                      Other accounts                       91    $ 24,000,000      4    $ 2,080,000
                                       egistered investment companies      12       4,800,000      0            N/A
Karen Miller                          R                                          $

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                                      Other pooled investment             12        2,420,000     0             N/A
                                      vehicles                                   $
                                      Other accounts                     154     $ 48,230,000    17      11,160,000

Material Conflicts of Interest
Capital Guardian has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager's management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Capital Guardian believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

Compensation
At Capital Guardian, portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans.
The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks over both the most recent year and a four-year rolling average with the greater weight placed on the four-year rolling average. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise. The benchmarks used to measure performance of the portfolio managers for the Capital Guardian U.S. Equity Portfolio include the S&P 500
Index and a customized Growth and Income index based on the Lipper Growth and Income Index.

MFS Total Return Portfolio and MFS Value Portfolio
Other Accounts Managed


                                                                                        ccounts with respect to which
                                                                                        the advisory fee is based
Name of Portfolio                                                                                 on the
Manager                                     Other Accounts Managed                     Aperformance of the account
                            --------------------------------------------------------   -----------------------------
                            Category of Account      Number of     Total Assets in     Number of      Total Assets in
                                                     Accounts        Accounts in        ccounts i      Accounts in
                                                     Category in      Category         ACategory n      Category
                            ---------------------    ----------   ------------------   -----------    --------------
Brooks A. Taylor,           Registered                       7    $  21,315,008,967             0               N/A
------------------------     nvestment companies
MFS Total Return
Portfolio                   i
                            Other pooled                     0                  N/A             0               N/A
                            investment vehicles
                            Other accounts                   0                  N/A             0               N/A

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Gregory W. Locraft, Jr.,              Registered investment              9         21,913,471,132
MFS Total Return Portfolio            companies
                                      Other pooled investment                                 N/A
                                      vehicles
                                      Other accounts                                          N/A
Steven R. Gorham,                      egistered investment              2         36,601,660,927               N/A
MFS Total Return Portfolio            Rompanies
and MFS Value Portfolio               c                                 2       $                      0
                                      Other pooled investment            3          1,955,071,852               N/A
                                      vehicles                                  $                      0
                                      Other accounts                    22      $  10,481,858,855      0        N/A
Michael W. Roberge,                   Registered investment              0         24,424,410,578               N/A
MFS Total Return Portfolio            companies                         1       $                      0
                                      Other pooled investment            1             94,791,484               N/A
                                      vehicles                                  $                      0
                                      Other accounts                     1      $      32,436,473      0        N/A
Richard O. Hawkins,                   Registered investment              1         23,800,345,421               N/A
MFS Total Return Portfolio            companies                         1       $                      0
                                      Other pooled investment            0                    N/A               N/A
                                      vehicles                                                         0
                                      Other accounts                     1      $      37,201,010      0        N/A
William P. Douglas,                   Registered investment              7         21,315,008,967               N/A
MFS Total Return Portfolio            companies                                 $                      0
                                      Other pooled investment            0                    N/A               N/A
                                      vehicles                                                         0

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                                      Other accounts                     0                    N/A      0        N/A
Nevin P. Chitkara,                     egistered investment              2         36,601,660,927               N/A
MFS Total Return Portfolio            Rompanies
and MFS Value Portfolio               c                                 2       $                      0
                                      Other pooled investment            3          1,955,071,852               N/A
                                      vehicles                                  $                      0
                                      Other accounts                    22      $  10,481,858,855      0        N/A

Material Conflicts of Interest
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Portfolio's trade allocation policies may give rise to conflicts of interest if the Portfolio's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio's investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio--for instance, those that pay a higher advisory fee and/or have a performance fee.

Compensation
Portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary - Base salary represents smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus - Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

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The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Lipper peer group universe and/or benchmark index with respect to each account. (Generally the benchmark index used is a benchmark index set forth in the Portfolio's prospectus to which the Portfolio's performance is compared. With respect to the portfolios with multiple portfolio managers, the index used may differ for each portfolio manager, and may not be a benchmark index set forth in the Portfolio's prospectus, but will be an appropriate benchmark index based on the respective portfolio manager's role in managing the Portfolio. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser considerations given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years)).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

Western Asset Management Strategic Bond Opportunities Portfolio and Western Asset Management U.S. Government Portfolio
-----------------------------------------------------------------------------------------------------------------------
Other Accounts Managed


                                                                                        Accounts with respect to
                                                                                                  which
                                                                                       he advisory fee is based on
                                                                                                   the
Name of Portfolio Manager                    Other Accounts Managed                   tperformance of the account
                             -------------------------------------------------------- ------------------------------
                               Category of Account    Number of    Total Assets in    Number of    Total Assets in
                                                       ccounts i     Accounts in       ccounts i     Accounts in
                                                      ACategory n    Category (1)     ACategory n     Category
                             ------------------------ ----------- ------------------- ----------- ------------------
S. Kenneth Leech,            Registered investment           114  $  121,798,738,637           0                N/A
--------------------------    ompanies
Strategic Bond
Opportunities Portfolio
and U.S. Government
Portfolio                    c
                             Other pooled                    239     211,995,391,168           0                N/A
                             investment vehicles                  $
                             Other accounts                1,069  $  300,567,840,634          95  $  32,730,534,560
Stephen A. Walsh,            Registered investment           114     121,798,738,637           0                N/A
Strategic Bond               companies                            $

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Opportunities Portfolio and      Other pooled investment          239      211,995,391,168    0                 N/A
U.S. Government Portfolio        vehicles                               $
                                 Other accounts                 1,069   $  300,567,840,634   95   $  32,730,534,560
Edward A. Moody,                  egistered investment              3          821,445,674    0                 N/A
Strategic Bond Opportunities     Rompanies
Portfolio                        c                                      $
                                 Other pooled investment            1           64,451,154    0                 N/A
                                 vehicles                               $
                                 Other accounts                    88   $   17,049,446,178    8   $   3,137,049,788
Carl L. Eichstaedt,               egistered investment             12        2,810,026,495    0                 N/A
Strategic Bond Opportunities     Rompanies
Portfolio                        c                                      $
                                 Other pooled investment            6        1,841,238,845    0                 N/A
                                 vehicles                               $
                                 Other accounts                    98   $   20,235,499,347    3   $   1,075,804,167
Mark Lindbloom,                   egistered investment              6        2,731,229,151    0                 N/A
Strategic Bond Opportunities      ompanies
Portfolio, U.S. Government       R
Portfolio                        c                                      $
                                 Other pooled investment            3          242,076,056    0                 N/A
                                 vehicles                               $
                                 Other accounts                    32   $    7,188,685,801    4   $   1,302,805,250
Frederick Marki,                 Registered investment              0                    0    0                 N/A
U.S. Government Portfolio        companies                              $
                                 Other pooled investment            4        1,549,004,833    0                 N/A
                                 vehicles                               $
                                 Other accounts                    12   $    2,321,684,539    5   $   1,675,431,272
Michael C. Buchanan,             Registered investment             14        7,812,291,051    0                 N/A
Strategic Bond                   companies                              $

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Opportunities Portfolio            Other pooled investment            7       5,108,537,965                     N/A
                                   vehicles                                 $                   0
                                   Other accounts                    12     $   816,212,414     1     $  90,076,225
Keith J. Gardner,                   egistered investment              7       1,313,053,046                     N/A
Strategic Bond Opportunities       Rompanies
Portfolio                          c                                        $                   0
                                   Other pooled investment            6       1,375,854,509                     N/A
                                   vehicles                                 $                   0
                                   Other accounts                     1     $    14,640,822     1     $  14,640,822

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all Western Asset's portfolios, but they are not solely responsible for particular portfolios. Western Asset's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of Western Asset's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Material Conflicts of Interest
Western Asset has identified several potential conflicts of interest that could directly impact client accounts, including the Portfolios of the Fund. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of an account's trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing and possible market impact of an account's trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of investment strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for mutual funds, including the Portfolios of the Fund, Western Asset determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of an account or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account. Western Asset's team approach to portfolio management and block trading approach works to limit this potential risk.

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It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a portfolio's sale of that security. To address this conflict, Western Asset has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western
Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro rata basis.

Western Asset also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. As a general matter, Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest.

Compensation
With respect to the compensation of portfolio managers, Western Asset's compensation system assigns each position a total compensation "target" which is derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan which includes an employer match and discretionary profit sharing.

In addition, employees are eligible for bonuses. These are structured to reward sector specialists for contributions to Western Asset as well as relative performance of their specific portfolios/products and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary.

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Julius Baer International Stock Portfolio
Other Accounts Managed


                                                                                         Accounts with respect to
                                                                                                  which
                                                                                        the advisory fee is based
                                                                                                  on the
Name of Portfolio Manager                    Other Accounts Managed                     performance of the account
                             --------------------------------------------------------  -----------------------------
                              Category of Account      Number of    Total Assets in    Number of   Total Assets in
                                                       Accounts       Accounts in      Accounts      Accounts in
                                                       Category in     Category        Category in     Category
                             -----------------------   ----------  ------------------  ----------  -----------------
Rudolph-Riad Younes          Registered investment            10   $  40,969,778,798           0                N/A
                             companies
                             Other pooled                     11       9,559,858,660           0                N/A
                             investment vehicles                   $
                             Other accounts                   83   $  21,316,852,289           3   $  1,742,103,525
Richard Pell                 Registered investment            10      41,785,986,435           0                N/A
                             companies                             $
                             Other pooled                     11       9,519,181,124           0                N/A
                             investment vehicles                   $
                             Other accounts                   78   $  20,794,809,209           3   $  1,742,103,525

Material Conflicts of Interest
------------------------------------------------------------------------------
Messrs. Younes and Pell, the portfolio managers of Julius Baer International
Stock Portfolio, share in the profits of JBIM. As a result, there is a potential conflict of interest in that these portfolio managers may have an incentive to allocate securities preferentially to accounts where JBIM might share in investment gains. In addition, Messrs. Younes and Pell may have an incentive to allocate securities preferentially to the accounts for which JBIM receives higher investment advisory fees based on the assets under management.

In order to address these potential conflicts that exist for Messrs. Pell and Younes to allocate securities preferentially to the accounts for which JBIM receives higher investment advisory fees, JBIM has adopted investment decision-making and trade allocation policies and procedures are designed to ensure that none of JBIM's clients are unfairly disadvantaged in JBIM's management of accounts. Additionally, JBIM's internal controls are tested as part of the firm's Compliance Monitoring Program.

Compensation
Portfolio manager compensation consists of salary, profit-sharing and deferred compensation, which are fixed, and a performance-based bonus. Portfolio managers are also eligible to participate in an employee stock purchase plan, pension/401(k) plans and retirement plans.

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In addition to participating in the annual revenues generated by their division through profit-sharing, Messrs. Younes and Pell receive an equity-like interest in the division's enterprise value. These components of the compensation program are designed to reward the managers' long-term performance.

Index Portfolios, Zenith Equity Portfolio, and Asset Allocation Portfolios
Other Accounts Managed - Index Portfolios


                                                                                           ccounts with respect to
                                                                                           hich the advisory fee is
Name of Portfolio Manager                                                                 Aased on the performance
and                                                                                       w          of
Portfolio(s) managed                           Other Accounts Managed                     b      the account
                              ---------------------------------------------------------   --------------------------
                                    Category of           Number of    Total Assets in    Number of    Total Assets in
                               -----------------------    Accounts       Accounts in      Accounts      ccounts in
                              -       Account             Category in     Category        Category in  A Category
                              -------------------------   ----------   ----------------   ----------   -------------
Stacey Lituchy,               Registered investment               1    $    89,000,000            0             N/A
                               ompanies
MetLife Stock Index
Portfolio, MetLife Mid
Cap Stock Index
Portfolio, Russell 2000
Index Portfolio, Morgan
Stanley EAFE Index
Portfolio, Lehman
Brothers Aggregate Bond
Index Portfolio               c
                              Other pooled investment            21      9,301,000,000            0             N/A
                              vehicles                                 $
                              Other accounts                      1    $   597,000,000            0             N/A
Norman Hu                      egistered investment               1         89,000,000            0             N/A
                               ompanies
MetLife Stock Index
Portfolio, MetLife Mid
Cap Stock Index
Portfolio, Russell 2000
Index Portfolio, Morgan
Stanley EAFE Index            R
Portfolio                     c                                        $
                              Other pooled investment            11      4,451,000,000            0             N/A
                              vehicles                                 $
                              Other accounts                      0                N/A            0             N/A
Mirsad Usejnoski               egistered investment               1         89,000,000            0             N/A
                              Rompanies
MetLife Stock                 c                                        $

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Index Portfolio, MetLife Mid Cap         ther pooled investment              1        4,451,000,000             N/A
Stock Index Portfolio, Russell           ehicles
2000 Index Portfolio, Morgan            O
Stanley EAFE Index Portfolio            v                                   1       $                   0
                                        Other accounts                       0                  N/A     0       N/A
Tresa Lau,                               egistered investment companies      0                  N/A             N/A

Lehman Brothers Aggregate Bond
Index Portfolio                         R                                                               0
                                        Other pooled investment              0        4,850,000,000             N/A
                                        vehicles                            1       $                   0
                                        Other accounts                       1      $   597,000,000     0       N/A
Tomas Cambara,                           egistered investment companies      0                  N/A             N/A

Lehman Brothers Aggregate Bond
Index Portfolio                         R                                                               0
                                        Other pooled investment              0        4,850,000,000             N/A
                                        vehicles                            1       $                   0
                                        Other accounts                       1      $   597,000,000     0       N/A

Material Conflicts of Interest - Index Portfolios
MLIAC is not aware of any material conflicts of interest that may arise in connection with the portfolio managers' management of the Index Portfolios and the investments of the other accounts included in the table above. All accounts are index funds and are managed as such.

                                      -89-
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Other Accounts Managed - Asset Allocation Portfolios and Zenith Equity Portfolio


                                                                                           ccounts with respect to
                                                                                           hich the advisory fee is
Name of Portfolio                                                                         Aased on the performance
Manager and                                                                               w          of
Portfolios managed                            Other Accounts Managed                      b      the account
                              --------------------------------------------------------    --------------------------
                                   Category of         Number of     Total Assets in      Number of    Total Assets in
                               --------------------     ccounts i      Accounts in        Accounts      ccounts in
                              -      Account           ACategory n       Category         Category in  A Category
                              ----------------------   -----------   -----------------    ----------   -------------
Elizabeth M. Forget,          Registered                        5    $ 18,806,793,820             0             N/A
                               nvestment companies
Asset Allocation
Portfolios and Zenith
Equity Portfolio              i
                              Other pooled                      0                 N/A             0             N/A
                              investment vehicles
                              Other accounts                    0                 N/A             0             N/A
Alan Leland,                   egistered                        5      18,806,793,820             0             N/A
                               nvestment companies
Asset Allocation
Portfolios and Zenith         R
Equity Portfolio              i                                      $
                              Other pooled                      0                 N/A             0             N/A
                              investment vehicles
                              Other accounts                    0                 N/A             0             N/A
Darrel A. Olson,               egistered                        5      18,806,793,820             0             N/A
                               nvestment companies
Asset Allocation
Portfolios and Zenith         R
Equity Portfolio              i                                      $
                              Other pooled                      0                 N/A             0             N/A
                              investment vehicles
                              Other accounts                    0                 N/A             0             N/A
John F. Guthrie, Jr.,          egistered                        5      18,806,793,820             0             N/A
                              Rnvestment companies
Asset Allocation              i                                      $

                                      -90-
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Portfolios and Zenith Equity          Other pooled investment                                 N/A               N/A
Portfolio                             vehicles                           0                             0
                                      Other accounts                     0                    N/A      0        N/A
Thomas C. McDevitt,                    egistered investment                        18,806,793,820               N/A
                                       ompanies
Asset Allocation Portfolios           R
and Zenith Equity Portfolio           c                                  5      $                      0
                                      Other pooled investment                                 N/A               N/A
                                      vehicles                           0                             0
                                      Other accounts                     0                    N/A      0        N/A
Jeffrey L. Bernier,                    egistered investment                        18,806,793,820               N/A
                                       ompanies
Asset Allocation Portfolios           R
and Zenith Equity Portfolio           c                                  5      $                      0
                                      Other pooled investment                                 N/A               N/A
                                      vehicles                           0                             0
                                      Other accounts                     0                    N/A      0        N/A

Compensation - Index Portfolios, Zenith Equity Portfolio and Asset Allocation Portfolios
The portfolio managers for the Index Portfolios, Zenith Equity Portfolio, and
Asset Allocation Portfolios are compensated following MetLife's compensation methodology, which applies to all employees. Employees receive a salary and are eligible to receive an incentive bonus. The portfolio managers receive a majority of their compensation in the form of base salary. The size of the incentive pool is based on various factors, including MetLife-wide performance and business unit performance. The bonus for each individual is based on a number of qualitative and quantitative performance factors. These factors include performance versus individual goals and objectives, judgment, communications skills, innovation and teamwork. Years of experience and level of responsibility also are factors in determining bonus size. This bonus is not tied directly to the performance of Portfolios or the other accounts included in the tables above. All employees are eligible for participation in MetLife's retirement plan, which applies to all company employees.

The portfolio managers who are officers of MetLife are eligible to participate in its deferred compensation program, which allows officers to elect to defer a portion of their total annual compensation. Certain senior officers of MetLife are also eligible to receive Long-Term Incentive payments (LTIs). LTIs may be comprised of stock options, performance shares and cash. They give eligible employees a stake in MetLife's long-term performance as well as providing such employees with an opportunity for significant financial gain when MetLife experiences financial success. Stock options are granted to eligible employees on an annual basis and provide the potential for financial gain, without personal investment, equal to the increase in the price of MetLife stock from the price on the date of grant. Eligible employees have a ten-year exercise period for vested options. Performance shares are awarded to certain senior officers as part of a three-year plan. At the end of the three-year period, the number of shares awarded is adjusted up or down based on business performance over the period. The primary performance measures are total shareholder return and operating earnings per share. Adjusted performance share awards can range from zero to 200% of the original grant.

                                      -91-
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                             DISTRIBUTION AGREEMENT

      MetLife Investors Distribution Company (the "Distributor"), located at 5
Park Plaza, Irvine, CA 92614, is the Fund's distributor. From April 30, 2007 to
August 31, 2007, the Fund's distributor was MetLife Securities, Inc. ("MetLife
Securities"), and prior to April 30, 2007, the Fund's distributor was MetLife
(together with MetLife Securities, the "Prior Distributors"). Both the
Distributor and the Prior Distributors are affiliates of the Fund. Under a Distribution Agreement with the Fund, the Distributor serves as the general distributor of shares of each class of each Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of each Portfolio's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and Qualified Plans. The Distributor receives no compensation from the Fund or purchasers of a Portfolio's shares for acting as distributor of the Fund's Class A shares. The Distribution Agreement does not obligate the Distributor to sell a specific number of shares.

      In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

The following is a description of the Distribution and Services Plan for the
Fund:

      Pursuant to a Class B, Class D, Class E and Class F Distribution and
Services Plan (the "Distribution and Services Plan") adopted under Rule 12b-1 under the 1940 Act for the Portfolios, the Fund may pay the Distributor a fee
(the "Service Fee") at an annual rate not to exceed 0.25% of each such Portfolio's average daily net assets attributable to the Class B, Class D, Class
E and Class F shares. The Distributor may pay all or any portion of the Service
Fee in respect of Class B, Class D, Class E or Class F shares of any Portfolio to insurance companies, securities dealers or other financial intermediaries
(including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such class and/or the maintenance of shareholder and contract owner accounts, and may retain all or any portion of the Service Fee in respect of such class as compensation for providing personal services to investors in such class and/or the maintenance of shareholder accounts.

      The Distribution and Services Plan also authorizes each Portfolio to pay to the Distributor a distribution fee (the "Distribution Fee" and together with the Service Fee, the "Fees") at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to the Class B, Class D, Class E and Class
F shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Distributor may pay all or any portion of the Distribution Fee in respect of Class B, Class D, Class E and Class F shares of any Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such class, and may retain all or any portion of the Distribution Fee in respect of such class as compensation for the Distributor's services as principal underwriter of the shares of such class.

      Under the Distribution Agreement, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares and 0.20% of average daily net assets in the case of Class F shares.

      The Distribution and Services Plan (the "Plan") is what is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plan. The fees payable with respect to a particular class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other class of any Portfolio. Subject to the foregoing sentence, some or all of the fees paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B, Class D, Class E and Class F shares, including but not limited to the following:

      a) printing and mailing of prospectuses, statements of additional information and reports for prospective ( purchasers of variable annuity or variable life insurance contracts ("Variable Contracts") investing indirectly in a class of shares of the Fund;

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     (b) the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

     (c) holding seminars and sales meetings designed to promote the distribution of the Class B, Class D, Class E or Class F shares;

      d) obtaining information and providing explanations to Variable Contract owners regarding Fund investment ( objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

     (e)  training sales personnel regarding the Fund;

     (f)  compensating sales personnel in connection with the allocation of cash values and premiums of the
          Variable Contracts to the Fund;

     (g) personal services and/or maintenance of Variable Contract owner accounts with respect to Class B, Class D, Class E or Class F shares attributable to such accounts;

     (h)  compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a class of shares; and

     (i) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

      The Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors") and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan ("Qualified Directors"), has determined, in the exercise of its reasonable business judgment, that the Plan is reasonably likely to benefit the Fund and its Class B, Class D, Class E and Class F shareholders and has approved the Plan's adoption. The Fund anticipates that the Plan will enhance the sales of Class B, Class D, Class E shares and Class F shares and increase or help to maintain the assets of each Portfolio, which over time, may allow the Class B, Class D, Class E and Class F shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of the Portfolio.

      The Plan and any related agreement that is entered into by the Fund in connection with the Plan will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Directors, including a majority of the Qualified Directors, or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plan or any such related agreement. Also, the Plan and any such related agreement may be terminated, with respect to any class, at any time by vote of a majority of the outstanding shares of that class of that Portfolio or by vote of a majority of the Qualified Directors. The Plan also provides that it may not be amended, with respect to any class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such class of shares.

      The table below shows the amount paid by each Portfolio to the Distributor and the Prior Distributors pursuant to the Plan for the year ended December 31, 2007:


                                                                                                       Total Fees Paid
                                                                                                            to
                                                                                                       Distributor
                                                                                                        and Prior
Portfolio                                                                                              Distributors
                                                                                                       -------------
                                                                                                       $    372,032
BlackRock Aggressive Growth

BlackRock Bond Income                                                                                  $  1,203,607

BlackRock Diversified                                                                                  $    278,634

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                                                                                                       Total Fees Paid
                                                                                                            to
                                                                                                       Distributor
                                                                                                        and Prior
Portfolio                                                                                              Distributors
                                                                                                       -------------
                                                                                                       $    550,037
BlackRock Large Cap Value

BlackRock Legacy Large Cap Growth                                                                      $    195,185

BlackRock Money Market                                                                                 $  1,164,888

BlackRock Strategic Value                                                                              $  4,798,470

Capital Guardian U.S. Equity                                                                           $    289,286

Davis Venture Value                                                                                    $  3,029,864

FI Large Cap (a)                                                                                       $     13,367

FI Mid Cap Opportunities                                                                               $    247,534

FI Value Leaders                                                                                       $    584,848

Franklin Templeton Small Cap Growth                                                                    $    193,037

Harris Oakmark Focused Value                                                                           $  1,966,509

Jennison Growth                                                                                        $    746,689

Julius Baer International Stock                                                                        $    375,907

Lehman Brothers Aggregate Bond Index                                                                   $  1,567,297

Loomis Sayles Small Cap                                                                                $    317,036

MetLife Aggressive Allocation                                                                          $    296,825

MetLife Conservative Allocation                                                                        $    243,812

MetLife Conservative/Moderate Allocation                                                               $  1,062,732

MetLife Mid Cap Stock Index                                                                            $    568,750

MetLife Moderate Allocation                                                                            $  3,055,786

MetLife Moderate/Aggressive Allocation                                                                 $  3,138,546

MetLife Stock Index                                                                                    $  3,107,368

MFS Total Return                                                                                       $  3,439,414

MFS Value*                                                                                                      N/A

Morgan Stanley EAFE Index                                                                              $    799,427

Neuberger Berman Mid Cap Value                                                                         $  1,015,361

--------------------------------------------------------------------------------
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                                                                                                       Total Fees Paid
                                                                                                            to
                                                                                                       Distributor
                                                                                                        and Prior
Portfolio                                                                                              Distributors
                                                                                                       -------------
                                                                                                       $    738,895
Oppenheimer Global Equity

Russell 2000 Index                                                                                     $    501,138

T. Rowe Price Large Cap Growth                                                                         $    760,770

T. Rowe Price Small Cap Growth                                                                         $    152,601

Western Asset Management Strategic Bond Opportunities                                                  $    750,807

Western Asset Management U.S. Government                                                               $    673,120

Zenith Equity*                                                                                                  N/A

------------------------------------------------------------------------------
*  There were no Class B, Class D, Class E or Class F shares of MIST MFS Value
   Predecessor or the Zenith Equity Portfolio outstanding during the year ended
   December 31, 2007.

      The amounts received by the Distributor and Prior Distributors have been used (and the amounts to be received by the Distributor are expected to be used) to defray various costs incurred or paid by the Distributor or Prior
Distributors in connection with personal services to and/or the maintenance of shareholder and contract owner accounts, commissions, the printing and mailing of Fund prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B, Class D, Class E and Class F shares.

                                 OTHER SERVICES

Custodial Arrangements. State Street Bank and Trust Company ("State Street
Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Portfolio and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Portfolio. Upon instruction, State Street Bank receives and delivers cash and securities of the Portfolios in connection with Portfolio transactions and collects all dividends and other distributions made with respect to Portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each class of each Portfolio on a daily basis.

Independent Registered Public Accounting Firm. The Board of Directors annually approves an independent registered public accounting firm. Deloitte & Touche LLP
("D&T"), 200 Berkeley Street, Boston, MA 02116, the Fund's independent registered public accounting firm, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The Fund's financial statements for the year ended December 31, 2007, and D&T's report thereon, are incorporated by reference into this SAI. Such financial statements have been audited by D&T.

Portfolio Consultant. For each Asset Allocation Portfolio, MetLife Advisers has hired Standard & Poor's Investment Advisory Services, LLC ("SPIAS") to provide research and consulting services with respect to the periodic asset allocation targets for the Portfolio and investments in the Underlying Portfolios, which may assist MetLife Advisers in determining the Underlying Portfolios that may be available for investment and the selection and allocation of the Portfolio's investments among the Underlying Portfolios. MetLife Advisers pays consulting fees to SPIAS for these services.

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                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Some of the Fund's portfolio transactions are placed with brokers and dealers who provide the investment adviser or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment adviser or subadvisers.
Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment adviser or subadvisers. The services may also be used by the investment adviser or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

      The Asset Allocation Portfolios invest primarily in the Underlying
Portfolios and do not incur commissions or sales charges in connection with investments in the Underlying Portfolios. However, the Asset Allocation
Portfolios bear such costs indirectly through their investment in the Underlying
Portfolios. Similarly, Zenith Equity bears such costs indirectly through its investment in the Zenith Underlying Portfolios. Accordingly, the following description is relevant for the Asset Allocation Portfolios, Zenith Equity and the Underlying Portfolios.

Fixed-Income Portfolio Transactions. Although from time to time a Portfolio might pay a commission on a transaction involving a debt security, such transactions are generally conducted directly with a dealer or other counterparty (principal transactions), and no commission is paid. Rather, an undisclosed amount of "mark-up" is included in the price paid for the security.
As a result, a Portfolio that invests mainly in debt securities will typically have lower brokerage commissions, although not necessarily lower transaction costs than a Portfolio that invests mainly in equity securities.

It is expected that certain portfolio transactions of BlackRock Bond Income, BlackRock Diversified, BlackRock Money Market, Lehman Brothers Aggregate Bond
Index, MFS Total Return, Western Asset Management Strategic Bond Opportunities and Western Asset Management U.S. Government in bonds, notes and money market instruments will generally be principal transactions with issuers or dealers.

Equity Portfolio (Common Stock) Transactions. In placing orders for the purchase and sale of portfolio securities, each subadviser of BlackRock Aggressive
Growth, BlackRock Strategic Value, BlackRock Diversified, BlackRock Legacy Large
Cap Growth, BlackRock Large Cap Value, Capital Guardian U.S. Equity, Davis
Venture Value, Franklin Templeton Small Cap Growth, FI Large Cap, FI Mid Cap
Opportunities, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth,
Julius Baer International Stock, Loomis Sayles Small Cap, MetLife Mid Cap Stock
Index, MetLife Stock Index, MFS Total Return, MFS Value, Morgan Stanley EAFE
Index, Neuberger Berman Mid Cap Value, Oppenheimer Global Equity, Russell 2000
Index, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. Such Portfolios' subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

      A subadviser may cause a Portfolio it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser's overall responsibilities to the Fund and its other clients. A subadviser's authority to cause a Portfolio it manages to pay such greater commissions is also subject to such policies as the Directors of the Fund may adopt from time to time.

      The following services may be considered by subadvisers when selecting brokers:

      o Recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy;

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o
     Seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy;

o
     Access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation;

o
     Products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, software, information and accessories; and

o
     Statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements.

      Research services provided by brokers through which a subadviser effects securities transactions on behalf of a Portfolio may be used by the subadviser in servicing all of its accounts. Therefore, not all of these services may be used by the subadviser in connection with the Fund.

      The following table shows the brokerage commissions paid by the Fund
(unless otherwise indicated) for each of the Portfolios listed below for the years ended December 31, 2005, 2006 and 2007:



Portfolio                                                                        2005         2006         2007
                                                                              ------------ ------------ ------------
                                                                              $ 1,995,398  $ 1,880,096  $ 1,291,090
BlackRock Aggressive Growth

BlackRock Bond Income                                                         $    48,651  $    93,080  $   120,828

BlackRock Diversified                                                         $ 1,584,487  $   950,269  $   434,745

BlackRock Large Cap Value                                                     $   174,939  $   151,463  $   255,197

BlackRock Legacy Large Cap Growth                                             $ 1,068,435  $ 1,143,600  $   927,195

BlackRock Money Market                                                                N/A          N/A          N/A

BlackRock Strategic Value                                                     $ 5,930,728  $ 4,212,769  $ 3,367,238

Capital Guardian U.S. Equity                                                  $   298,566  $   282,800  $   359,491

Davis Venture Value                                                           $   688,681  $   725,900  $   953,322

FI Large Cap (a)                                                              $ 1,224,059  $ 1,058,077  $ 1,278,487

FI Mid Cap Opportunities                                                      $ 3,656,726  $ 2,660,281  $ 2,041,067

FI Value Leaders                                                              $ 1,308,436  $ 1,730,905  $ 1,196,617

Franklin Templeton Small Cap Growth                                           $   166,727  $   258,281  $   261,564

Harris Oakmark Focused Value                                                  $ 1,023,715  $ 2,106,643  $ 1,767,049

Jennison Growth                                                               $ 1,127,528  $ 1,567,463  $ 1,584,449

Julius Baer International Stock                                               $ 1,046,525  $ 1,346,353  $ 1,567,712

Lehman Brothers Aggregate Bond Index                                                  N/A          N/A          N/A

Loomis Sayles Small Cap                                                       $ 1,411,841  $   849,303  $   801,980

MetLife Mid Cap Stock Index                                                           N/A  $    28,570  $    19,079

MetLife Stock Index                                                           $    33,519  $    70,948  $    70,208

MFS Total Return                                                              $   355,723  $ 1,068,245  $ 1,553,486

MFS Value (b)                                                                 $    39,281  $    51,925  $    53,715

Morgan Stanley EAFE Index                                                     $   179,008  $   116,664  $   131,056

Neuberger Berman Mid Cap Value                                                $   826,818  $ 1,242,026  $ 2,079,200

Oppenheimer Global Equity                                                     $   219,685  $   826,937  $   386,210

Russell 2000 Index                                                            $    63,667  $    78,324  $   102,242

T. Rowe Price Large Cap Growth                                                $   309,267  $   537,112  $   751,014

T. Rowe Price Small Cap Growth                                                $   289,970  $   339,363  $   228,442

Western Asset Management Strategic Bond Opportunities                         $    14,408  $    93,986  $   196,214

Western Asset Management U.S. Government                                      $    25,351  $    54,215  $   228,565

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Zenith Equity                                                                         N/A          N/A          N/A

--------------------------------------------------------------------------------
(a)  Amount shown for 2005, as well as $192,892 of the amount shown for 2006, are for the TST FI Large Cap Predecessor.
(b)  Amounts shown are for the MIST MFS Value Predecessor.

      Differences between the amount of brokerage commissions paid by a Portfolio during the most recent fiscal year and the amount paid during the two previous years may be due to fluctuations in subscriptions and redemptions, volatility of the relevant market or the repositioning of securities holdings following a change in the Portfolio's subadviser or a Portfolio merger.

      For the fiscal year ending December 31, 2007, the following Portfolios paid commissions to brokers because of research services provided: BlackRock
Aggressive Growth paid $899,474 based on related transactions of $809,335,743;
BlackRock Diversified paid $1,054 based on related transactions of $445,522;
BlackRock Legacy Large Cap Growth paid $669,155 based on related transactions of $717,045,839; BlackRock Strategic Value paid $2,324,416 based on related transactions of $1,372,309,353; FI Large Cap paid $1,278,486 based on related transactions of $2,508,297,621; FI Mid Cap Opportunities paid $2,040,700 based on related transactions of $2,334,502,621; FI Value Leaders paid $61,613 based on related transactions of $136,672,467; Franklin Templeton Small Cap Growth paid $87,169 based on related transactions of $184,624,396; Harris Oakmark
Focused Value paid $271,301 based on related transactions of $453,392,195;
Jennison Growth paid $324,370 based on related transactions of $321,646,911;
Julius Baer International Stock paid $1,585,896 based on related transactions of $1,624,358,638; Loomis Sayles Small Cap paid $802,213 based on related transactions of $627,657,025; MFS Total Return paid $226,100 based on related transactions of $217,101,314; MFS Value Fund paid $28,134 based on related transactions of $31,021,944 (commissions paid by the MIST MFS Value
Predecessor); T. Rowe Price Large Cap Growth paid $167,338 based on related transactions of $186,028,398; and T. Rowe Price Small Cap Growth paid $37,567 based on related transactions of $27,423,666.

      The Board of Directors has adopted policies which authorize each subadviser to place trades, consistent with best execution, with certain brokers that have agreed to apply a portion of their commissions with respect to a Portfolio to that Portfolio's expenses.

      The Board of Directors has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of that Portfolio's subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

Affiliated Brokerage
      A Portfolio may pay brokerage commissions to an affiliated broker for acting as the respective Portfolio's agent on purchases and sales of securities for the portfolio of the Portfolio. The Directors of the Fund, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically.

      For the fiscal years ended December 31, 2006, BlackRock Aggressive Growth paid $15,604 in brokerage commissions to Merrill Lynch, an affiliated broker.
There were no affiliated brokerage transactions in 2005 and 2007.

      For the fiscal years ended December 31, 2006, BlackRock Large Cap Value paid $3,925 in brokerage commissions to Merrill Lynch, an affiliated broker.
There were no affiliated brokerage transactions in 2005 and 2007.

      For the fiscal years ended December 31, 2006 and 2007, BlackRock Legacy
Large Cap Growth paid $18,650 and $1,056, respectively, in brokerage commissions to Merrill Lynch, an affiliated broker. For the fiscal year ended December 31, 2007, 0.11% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.23% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker. There were no affiliated brokerage transactions in 2005.

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      For the fiscal years ended December 31, 2006, BlackRock Strategic Value paid $80,827 to Merrill Lynch, an affiliated broker. There were no affiliated brokerage transactions in 2005 in 2007.

      For the fiscal year ended December 31, 2005, Julius Baer International
Stock paid $549 in brokerage commissions to Fidelity Capital Markets, an affiliated broker of the former subadviser to the Portfolio. For the fiscal years ended December 31, 2006 and 2007, the Portfolio paid $84 and $20, respectively, in brokerage commissions to National Financial Services LLC, an affiliated broker of the former subadviser to the Portfolio. For the fiscal year ended December 31, 2007, 0.001% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.025% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

      For the fiscal years ended December 31, 2006 and 2007, FI Large Cap and the TST FI Large Cap Predecessor (for purposes of this paragraph only, collectively, the "Portfolio") paid $4,853 and $4,211, respectively, in brokerage commissions to National Financial Services LLC, an affiliated broker.
For the fiscal year ended December 31, 2007, 0.37% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.71% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

      For the fiscal year ended December 31, 2005, FI Mid Cap Opportunities paid
$35,048 in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the fiscal years ended December 31, 2006 and 2007, the Portfolio paid $21,876 and $4,571, respectively, in brokerage commissions to National
Financial Services LLC, an affiliated broker. For the fiscal year ended December
31, 2007, 0.39% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.42% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

      For the fiscal year ended December 31, 2005, FI Value Leaders paid $39,329 in brokerage commissions to Fidelity Capital Markets, an affiliated broker. For the fiscal years ended December 31, 2006 and 2007, the Portfolio paid $10,368 and $796, respectively, in brokerage commissions to National Financial Services
LLC, an affiliated broker. For the fiscal year ended December 31, 2007, 0.06% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.10% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

      For the fiscal years ended December 31, 2005, 2006 and 2007, Jennison
Growth paid a total of $4,456, $2,150 and $796, respectively, in brokerage commissions to Wachovia Capital Markets, an affiliated broker. For the fiscal year ended December 31, 2007, 0.06% of the Portfolio's aggregate brokerage commissions were paid to this broker and 0.10% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

      For the fiscal year ended December 31, 2005, Harris Oakmark Focused Value paid $4,824 in brokerage commissions to Harris Associates Securities L.P., an affiliated broker . There were no affiliated brokerage transactions in 2006 or 2007.

      For the fiscal years ended December 31, 2005, MFS Value paid $3,396 in brokerage commissions to Harris Associates Securities, L.P., an affiliate of the former subadviser to the Portfolio. There were no affiliated brokerage transactions in 2006 or 2007.

      For the fiscal years ended December 31, 2005, 2006 and 2007, Neuberger
Berman Mid Cap Value paid a total of $120,209, $116,808 and $211,213 respectively, in brokerage commissions to Lehman Brothers Inc., an affiliated broker. For the fiscal year ended December 31, 2007, 10.20% of the Portfolio's aggregate brokerage commissions were paid to this broker and 11.11% of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions was effected through this broker.

Regular Broker-Dealers
      For each Portfolio that bought securities of its regular brokers or dealers (or of their parents) during the fiscal year ended December 31, 2007, the table below sets out the name of the broker or dealer and the aggregate value of the securities of the regular broker or dealer (or parent) held by the Portfolio as of December 31, 2007 (unless otherwise indicated).

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                                                                                                  Aggregate Value of
                                                                                                  Securities of Regular
                                                                                                  Broker-Dealer or
                                                                                                   Parent Held by
                                                                                                   Portfolio as of
Portfolio                                                   Regular Broker or Dealer              December 31, 2007
                                                  ---------------------------------------------   ------------------
                                                  JP Morgan Chase & Co.                           $      15,277,500
BlackRock Diversified
                                                  Goldman Sachs                                   $       4,301,000
                                                   itigroup
BlackRock Large Cap Value                         C                                               $       1,000,960
                                                  JP Morgan Chase & Co.                           $      14,273,550
                                                  Goldman Sachs                                   $       5,591,300
                                                   P Morgan Chase & Co.
BlackRock Legacy Large Cap Growth                 J                                               $       3,762,630
                                                  Goldman Sachs                                   $       3,634,345
                                                   P Morgan Chase & Co.
Capital Guardian U.S. Equity                      J                                               $      10,754,138
                                                  Lehman Brothers                                 $       3,952,576
                                                  Goldman Sachs                                   $       7,995,559
                                                   errill Lynch
Davis Venture Value                               M                                               $      64,294,092
                                                  Morgan Stanley                                  $      20,368,216
                                                   oldman Sachs
FI Large Cap                                      G                                               $       6,343,975
                                                  Prudential                                      $       5,744,940
                                                  Bank of New York                                $       5,938,968
                                                  Amerprise Financial                             $       2,612,214
                                                  Partnerre Ltd.                                  $       1,295,721
                                                   olsa de Mercadorias
FI Mid Cap Opportunities                          B                                               $      25,126,811
                                                  EFG International                               $      21,132,427
                                                  Ashmore Group                                   $      20,345,235
                                                  Apollo Global Management, LLC                   $       9,206,775
                                                  Bovespa Holdings                                $       7,791,820
                                                   ank of America
FI Value Leaders                                  B                                               $      24,500,353
                                                  Citigroup                                       $      20,757,143
                                                  Bank of New York                                $      13,696,684
                                                  SunTrust Banks, Inc.                            $       9,854,673
                                                  PNC Financial Services                          $       8,764,368
                                                  Principal Financial Group                       $       8,171,308
                                                  American Express Company                        $       8,063,100
                                                  Regions Financial Corp.                         $       7,395,355
                                                  MF Global Ltd.                                  $       7,134,249
                                                  People's United Financial                       $       6,370,620
                                                  Amerprise Financial Inc.                        $       5,632,242
                                                  JP Morgan Chase                                 $       5,173,747
                                                  Lincoln National Corp.                          $       5,084,410
                                                  Downey Financial Corp.                          $       3,854,529
                                                   errill Lynch
Harris Oakmark Focused Value                      M                                               $      40,963,208
                                                  Morgan Stanley                                  $      52,966,603
                                                   oldman Sachs
Jennison Growth                                   G                                               $      19,892,125
                           uenchener Rueckversicher AG
Julius Baer International Stock                   M                                               $      15,792,628
                                                  Daiwa Securities Group                          $      11,115,275
                                                  Normura Holdings                                $      10,865,725
                                                  Unicredito Italiano SPA                         $       7,387,463
                                                  Credit Suisse                                   $       5,294,810
                                                  Zurich Financial Services                       $       5,241,723
                                                  Compo Japan Insurance, Inc.                     $       5,203,909

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                                                                                                  Aggregate Value of
                                                                                                  Securities of Regular
                                                                                                  Broker-Dealer or
                                                                                                   Parent Held by
                                                                                                   Portfolio as of
Portfolio                                                   Regular Broker or Dealer              December 31, 2007
                                                  ---------------------------------------------   ------------------
                                                  Matsui Securities Co., Ltd.                     $       5,014,060
                                                  Julius Baer Holdings                            $       4,601,043
                                                  Aareal Bank AG                                  $       3,962,855
                                                  CNP Assurances                                  $       3,519,531
                                                  Fukuoka Financial Group                         $       3,430,838
                                                  KE Holdings Company, Ltd.                       $       3,031,448
                                                  Juroku Bank, Ltd.                               $       3,011,164
                                                  Millea Holdings                                 $       2,730,600
                                                  BNP Paribas                                     $       2,675,421
                                                  Softbank Corp.                                  $       2,620,634
                                                  OrixCorp.                                       $       2,401,763
                                                  Hokuhoku Financial Group                        $       2,383,692
                                                  Chiba Bank, Ltd.                                $       2,186,970
                                                  Bank of Nagoya                                  $       2,177,464
                                                  Yamaguchi Financial Group                       $       2,123,319
                                                  Federative Republic of Brazil                   $       1,870,258
                                                  Swiss Life Holdings                             $       1,655,099
                                                  Public Bank BHD                                 $       1,461,233
                                                  Bovespa Holdings SA                             $       1,311,123
                                                  Societe General France                          $       1,206,137
                                                  Hiscox, Ltd.                                    $       1,194,818
                                                  Hellenic Exchanges SA Holdings                  $       1,019,244
                                                  Bolsa de Mercadorias                            $         930,210
                                                  Aioi Insurance Co. Ltd.                         $         814,383
                                                  Premafin Finanziera SPA                         $         493,678
                                                  Assicurazioni di Milano, CIA                    $         427,626
                                                  Catlin Group, Ltd.                              $         426,139
                                                  Citigroup                                       $         416,528
                                                  Sony Financial Holdings                         $         260,377
                                                  Neteller PLC                                    $         243,418
                                                  Babcock & Brown                                 $          81,543
                                                  Acom Co. Ltd.                                   $          74,585
                                                   achovia
MetLife Stock Index                               W                                               $      35,430,345
                                                  Morgan Stanley                                  $      26,581,024
                                                  Lehman Brothers                                 $      16,358,299
                                                   oldman Sachs
MFS Total Return                                  G                                               $      14,690,065
                                                  Lehman Brothers                                 $      10,100,009
                                                  Merrill Lynch                                   $       6,872,451
                                                  Morgan Stanley                                  $         271,609
                                                   BS AG
Morgan Stanley EAFE Index Portfolio               U                                               $       6,025,978
                                                  Credit Suisse Group                             $       3,942,854
                                                  Deutsche Bank AG                                $       4,151,247
                                                   ear Stearns Inc.
Neuberger Berman Mid Cap Value                    B                                               $      21,356,500
                                                   /A
Oppenheimer Global Equity                         N                                                             N/A
                                                   organ Stanley
T. Rowe Price Large Cap Growth                    M                                               $       2,793,586
                                                  Goldman Sachs                                   $       5,483,775

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                                                                                                  Aggregate Value of
                                                                                                  Securities of Regular
                                                                                                  Broker-Dealer or
                                                                                                   Parent Held by
                                                                                                   Portfolio as of
Portfolio                                                    Regular Broker or Dealer             December 31, 2007
                                                   ---------------------------------------------  ------------------
                                                   N/A                                                          N/A
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond             NP Paribas Securities Corp.
Opportunities                                      B                                              $         820,240
                                                   BNY Capital Markets                            $         574,468
                                                   Banc of America Securities LLC                 $       1,201,375
                                                   Banc of Montreal/Nesbitt Burns                 $           9,900
                                                   Barclays Capital                               $      73,104,137
                                                   Bear Stearns Securities Corp.                  $       1,534,377
                                                   Credit Suisse First Boston                     $     169,619,425
                                                   Cantor Fitzgerald & Co.                        $       4,566,431
                                                   Citigroup Global Markets                       $      27,453,227
                                                   Deutsche Bank Securities                       $     161,342,172
                                                   First Tennessee Capital Markets                $         157,841
                                                   Goldman Sachs Group                            $     932,475,843
                                                   Greenwich Capital Markets                      $      46,774,052
                                                   HSBC Securities                                $       2,550,571
                                                   Imperial Capital LLC                           $              42
                                                   JP Morgan Securities                           $     290,387,391
                                                   Jeffries & Company, Inc.                       $         807,388
                                                   KBC Financial Products                         $       2,792,215
                                                   Lehman Brothers, Inc.                          $     985,736,847
                                                   Merrill Lynch                                  $     358,041,685
                                                   Morgan Stanley                                 $       1,204,676
                                                   RBC Capital Markets                            $          92,841
                                                   RBC Dan Rauscher                               $       8,360,412
                                                   UBS Warburg                                    $     314,662,303
                                                   Wachovia Securities                            $       2,709,348
                                                   Washington Mutual Capital Corp.                $      12,782,471
Western Asset Management U.S. Government            NP Paribas Securities
Portfolio                                          B                                              $      15,658,333
                                                   Banc of America Securities                     $       1,111,954
                                                   Barclays Capital                               $       1,679,597
                                                   Bear Stearns Securities Corp.                  $     563,092,158
                                                   Citigroup Global Markets                       $         901,640
                                                   Countrywide Securities Corp.                   $       2,382,582
                                                   Credit Suisse First Boston                     $       1,140,507
                                                   Deutsche Bank Securities                       $      82,454,695
                                                   First Tennessee Capital Markets                $       2,519,629
                                                   Goldman Sachs Group, Inc.                      $     506,966,177
                                                   Greenwich Capital Markets                      $      60,143,630
                                                   JP Morgan Securities                           $       1,038,884
                                                   Lehman Brothers                                $       1,695,303
                                                   Merrill Lynch                                  $     211,744,449
                                                   Morgan Stanley                                 $       5,578,564
                                                   R.W. Pressprich                                $       5,312,511
                                                   RBC Dan Rauscher                               $         885,944
                                                   UBS Warburg                                    $       1,261,830

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Portfolio Turnover
      The portfolio turnover rates of each Portfolio for the last five fiscal years (or the life of the Portfolio for those Portfolios that have not been in existence for five years) are included in the Prospectus under "Financial Highlights." A Portfolio's turnover rate may vary significantly from time to time depending on the volatility of economic and market conditions. Variations in portfolio turnover rates may also be due to a fluctuating volume of subscriptions and redemptions or due to a change in a Portfolio's subadviser.

                                 CODE OF ETHICS

      The Fund, MetLife Advisers, and each subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.

                             DESCRIPTION OF THE FUND

      The Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as corporation under the laws of Maryland pursuant to Articles of Incorporation (the "Articles") filed on November 23, 1982, as amended. On May 1, 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of BlackRock Bond Income, BlackRock Legacy Large Cap Growth, BlackRock Money Market, Capital Guardian U.S. Equity, Davis Venture Value, FI Value Leaders, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Total Return, Western Asset Management Strategic Bond Opportunities, Western Asset Management U.S. Government and Zenith Equity was formerly a series of the New England Zenith Fund.

      On May 1, 2006, FI Large Cap succeeded to the operations of the TST FI Large Cap Predecessor, a former series of the Travelers Series Trust ("TST"), which is a Massachusetts business trust. On April 28, 2008, MFS Value succeeded to the operations of the MIST MFS Value Predecessor, a former series of MIST, which is a Massachusetts business trust. On May 1, 2006, the MIST MFS Value Predecessor succeeded to the operations of the TST MFS Predecessor, a former series of TST.

      Each Portfolio is classified under the 1940 Act as "diversified" except Harris Oakmark Focused Value and each Asset Allocation Portfolio, which are non-diversified.

      Subject to each class's expenses, each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

      Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

      MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

      As of March 31, 2008, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, NELICO, MetLife Investors and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of March 31, 2007, MetLife, NELICO, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

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Involuntary Redemption

      If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (e.g., changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 days' prior written notice to affected shareholders.

Voting Rights

      Each share has one vote and fractional shares have fractional votes. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis; otherwise the shares of all Portfolios are totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. An individual Portfolio may hold a separate vote, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or advisory or distribution agreements.

      Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received. Shares held by certain eligible qualified retirement plans ("Qualified Plans") will vote directly and will not be voted in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

Shareholder Meetings

      Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

                                      TAXES

      Set forth below is a discussion of certain U.S. federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies ("RICs") under subchapter M of the Internal Revenue Code and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

      The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios' shares will be currently taxed on the Portfolios' distributions, and on the proceeds of any redemption of the Portfolios' shares, under the applicable Code rules.

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      For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in a Portfolio to such shareholder.

      Each of the Portfolios intends to qualify each year as a RIC under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Code, each Portfolio must, among other things, (a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or currencies and
(ii) net income derived from interests in "qualified publicly traded partnerships ("QPTPs"); and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to not more than 10% of the outstanding voting securities of such issuer and 5% of the value of the Portfolio's total assets, and (ii) not more than 25% of the value of the Portfolio's assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, in securities of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses or in the securities of one or more QPTPs.

      In general, for purposes of the 90% gross income requirement described in
(a) of the previous paragraph, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a QPTP (generally, a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof (y) that derives at least 90% of its income from passive income sources specified in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in section (a) (i) above will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

      For purposes of the diversification requirements described in (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a QPTP. Also for purposes of meeting the diversification requirements in (b) above, in the case of a Portfolio's investment in loan participations, the Portfolio will treat both the intermediary and the issuer of the underlying loan as an issuer.

      As a RIC, a Portfolio generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders if at least 90% of the Portfolio's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) and net tax-exempt income for the taxable year is distributed. Each Portfolio intends to distribute substantially all of such income.

      If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements of Section 817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, each Portfolio intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Portfolio's shareholders.

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      A distribution generally will be treated as paid on December 31 of a calendar year if it is declared by the Portfolio in October, November or December of that year with a record date in such a month and paid by the Portfolio in January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities that it otherwise would have continued to hold.

      Investment by a Portfolio in "passive foreign investment companies" ("PFICs") could subject the Portfolio to U.S. federal income tax (including interest charges) on distributions received from the PFICs or on proceeds received from dispositions of shares in the PFICs, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, to avoid the imposition of that tax, a Portfolio may make an election to mark the gains (and to a limited extent the losses) in PFIC "to the market" as though it had sold and repurchased its holdings in the PFIC on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a "qualified electing fund" (a "QEF"), in which case the Portfolio will be required to include in its income its share of the PFIC's income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate investments (including at times when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect a Portfolio's total return.

      A Portfolio may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICS") or taxable mortgage pools ("TMPs"). Under a notice issued by the IRS and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Portfolio's income (including income allocated to the Portfolio from a REIT or other pass-through entity) that is attributable to a TMP or a residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. The notice also provides, and the regulations are expected to provide, that "excess inclusion income" of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses,
(ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(K) plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a life insurance company separate account funding a variable contract, cannot be offset by an adjustment to the reserves and thus is not eligible for tax deferral.

      Each Portfolio intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, the regulations are applicable to the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other RICs. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury Regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would likely require a payment to the Internal Revenue Service ("IRS"). Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

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      The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The IRS has issued rulings addressing the circumstances in which a variable contract owner's control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and it is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. A contract holder's control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. Most, although not necessarily all, of the Portfolios have investment objectives and strategies that are not materially narrower than the investment strategies described in more recent IRS rulings, in which strategies such as investing in large company stocks, international stocks, small company stocks, mortgage-backed securities, telecommunications stocks and financial services stocks were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributed to contract owners. Current published IRS guidance does not directly speak to strategies such as those reflected in the Portfolio, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of "investor control" over a separate account's investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

      In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio's investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

      Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate accounts), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not reduce the taxable income of an insurance company holding the separate accounts. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

                                 TRANSFER AGENT

      The transfer agent and the dividend paying agent for the Fund, MetLife, is located at One Madison Avenue, New York, New York 10010. MetLife receives no compensation for these services.

                              FINANCIAL STATEMENTS

      The financial statements of each Portfolio, including any notes thereto, and the related reports of the independent registered public accounting firm for such Portfolios appearing in the Portfolios' Annual Reports as filed with the SEC on March 5, 2008 (SEC Accession No. 0001193125-08-047538) are incorporated herein by reference.

                                 INDEX SPONSORS

      The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

      With respect to Standard & Poor's, neither the MetLife Stock Index Portfolio or the MetLife Mid Cap Stock Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P's only relationship to the Licensee is S&P's grant of permission to the Licensee to use the S&P 500 Index or the S&P 400 MidCap Index which are
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determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index. S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

      In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE(R) Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE(R) index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE(R) index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE(R) index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

      ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The MSCI EAFE(R) Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

      With respect to Frank Russell Company, the Russell 2000 Index Portfolio is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank Russell Company. RussellTM is a trademark of the Frank Russell Company. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company's publication of the index in no
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way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

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                   APPENDIX A-1 -- DESCRIPTION OF BOND RATINGS

Moody's Investors Service, Inc.

                                       Aaa
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.

                                        A
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See Note 1.

                                       Baa
Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.

                                       Ba
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa
Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca
Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C
Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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Should no rating be assigned by Moody's, the reason may be one of the following:
     (1)  An application for rating was not received or accepted.
     (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy. (3) There is a lack of essential data pertaining to the issue or issuer. (4) The issue was privately placed, in which case the rating is not published in Moody's publications.

Note 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.

Standard & Poor's Ratings Group

                                       AAA
This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay.

                                       AA
Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                        A
Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                       BBB
Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for higher rated bonds.

                                 BB, B, CCC, CC
Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                        C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the bond are being continued.

                                        D
Bonds rated D are in payment default. The D rating category is used when payments on a bond are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a bond are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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Fitch, Inc.
   Long-Term Credit Ratings
      Investment Grade

                                       AAA
Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                                       AA
Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                                        A
High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

                                       BBB
Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   Speculative Grade

                                       BB
Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                                        B
Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                                   CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal actual or imminent default.

                                        D
Default. A "D" rating indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:


     o Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

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     o The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;


      o The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated "D" upon a default. Defaulted and distressed obligations typically are rated along the continuum of "C" to "B" ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the "B" or "CCC-C" categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

   Short-Term Credit Ratings

      A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

                                       F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

                                       F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                                       F3
Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                        B
Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions

                                        C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                                        D
Default. Denotes actual or imminent payment default.
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"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1."

"NR" indicates that Fitch does not rate the issuer or issue in question.

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

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             APPENDIX A-2 -- DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's Corporation

                                       A-1
A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                                       A-2
A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                                       A-3
A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Moody's Investors Service, Inc.

                                       P-1
P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

                                       P-2
P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

                                       P-3
P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short term obligations.
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                                   APPENDIX B

             INFORMATION ABOUT PROXY VOTING POLICIES AND PROCEDURES

BlackRock Advisors, LLC
Capital Guardian Trust Company
Davis Selected Advisers, L.P.
Franklin Advisers, Inc.
Harris Associates L.P.
Jennison Associates LLC
Julius Baer Investment Management LLC
Loomis, Sayles & Company, L.P.
Massachusetts Financial Services Company
MetLife Investment Advisors Company, LLC
Neuberger Berman Management Inc.
OppenheimerFunds, Inc.
Pyramis Global Advisors, LLC
T. Rowe Price Associates, Inc.
Western Asset Management Company
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                             BlackRock Advisors, LLC
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                                  Proxy Voting

For  BlackRock  Advisors,  LLC  And Its  Affiliated  SEC  Registered  Investment
Advisers

                               September 30, 2006

BlackRock Advisors, LLC ("BAL"). BAL's Proxy Voting Policy reflects its duty as a fiduciary under the Advisers Act to vote proxies in the best interests of its clients. BlackRock has adopted its own proxy voting policies (the "Proxy Voting Policy") to be used in voting the Fund's proxies, which are summarized below.

BAL recognizes that implicit in the initial decision to retain or invest in the security of a corporation is acceptance of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are supported only when BAL concludes that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, BAL assesses management on an ongoing basis both in terms of its business capability and its dedication to shareholders to seek to ensure that BAL's continued confidence remains warranted. If BAL determines that management is acting on its own behalf instead of for the well being of the corporation, it will vote to support the shareholder, unless BAL determines other mitigating circumstances are present.

BAL's proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, BAL will consider the facts it believes are relevant. With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on BAL's ability to vote such proxies in the best interests of the Funds. Accordingly, BAL may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the company's proposal.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, BAL may manage assets of a pension plan of a company whose management is soliciting proxies, or a BAL director may have a close relative who serves as a director or executive of a company that is soliciting proxies. BAL's policy in all cases is to vote proxies based on its clients' best interests.

BAL has engaged Institutional Shareholder Services ("ISS") to assist it in the voting of proxies. ISS analyzes all proxy solicitations BAL receives for its clients and votes or advises BAL how, based upon BAL's guidelines, the relevant votes should be cast.

Below is a summary of some of the procedures described in the Proxy Voting
Policy.

Routine Matters. BAL will generally support routine proxy proposals, amendments, or resolutions if they do not measurably change the structure, management control, or operation of the issuer and they are consistent with industry standards as well as the corporate laws of the state of incorporation of the issuer.
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Social Issues. BAL will generally vote against social issue proposals, which are generally proposed by shareholders who believe that the corporation's internally adopted policies are ill-advised or misguided.

Financial/Corporate Issues. BAL will generally vote in favor of management proposals that seek to change a corporation's legal, business or financial structure provided the position of current shareholders is preserved or enhanced.

Shareholder Rights. Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. BAL will generally oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time it believes stability and continuity promote profitability. Individual proposals may have to be carefully assessed in the context of their particular circumstances.
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                         Capital Guardian Trust Company
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                         CAPITAL GUARDIAN TRUST COMPANY
                       PROXY VOTING POLICY AND PROCEDURES

Policy
Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments, and registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

Fiduciary Responsibility and Long-term Shareholder Value
CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors that would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

Special Review
From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

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Procedures
Proxy Review Process
Associates in CGTC's proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.

All other items are voted in accordance with the decision of the analyst, portfolio managers, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CGTC's and its institutional affiliates' investment committees and their activity is subject to oversight by those committees.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

CGTC will periodically review voting reports to ascertain, where possible, that votes were cast in accordance with voting instructions.

Proxy Voting Guidelines
CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

o
     Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

o
     Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

o
     Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

o
     Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

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Special Review Procedures
If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's indirect parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC's clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its institutional affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

In cases where CGTC has discretion to vote proxies for shares issued by an affiliated mutual fund, CGTC will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom CGTC does not have discretion to vote proxies.

CGTC's Proxy Voting Record
Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

Annual Assessment
CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures.

Effective Date
This policy is effective as of November 21, 2007.
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                          Davis Selected Advisers, L.P.
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                           Summary of Davis Advisors'
                      Proxy Voting Policies and Procedures
                                    June 2006

Davis Selected Advisers, L.P. ("Davis Advisors") votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its clients' holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts known to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Policies and Procedures and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of Davis Advisors' Proxy Voting Policies and Procedures, and/or a copy of how their own proxies were voted, by writing to:
            Davis Selected Advisers, L.P.
            Attn: Chief Compliance Officer
            2949 East Elvira Road, Suite 101
            Tucson, Arizona, 85706

Guiding Principles
Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the Company's or management's long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

Other factors which we consider may include:
(a) Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. Davis Advisors' research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value. Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business. Because we try generally to invest with "owner oriented" managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial
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assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management's ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

(d) Support compensation policies that reward management teams appropriately for performance. We believe that well thought out incentives are critical to driving long-term shareholder value creation. Management incentives ought to be aligned with the goals of long-term owners. In our view, the basic problem of skyrocketing executive compensation is not high pay for high performance, but high pay for mediocrity or worse. In situations where we feel that the compensation practices at companies we own are not acceptable, we will exercise our discretion to vote against compensation committee members and specific compensation proposals.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

Conflicts of Interest
A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. Davis Advisors' Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

     (1) Votes consistent with the "General Proxy Voting Policies," are presumed to be consistent with the best interests of clients;

     (2) Davis Advisors may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;

     (3)  Davis Advisors may obtain guidance from an independent third party;

     (4)  The potential conflict may be immaterial; or

     (5) Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

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                             Franklin Advisers, Inc.
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                             FRANKLIN ADVISERS, INC.

                       PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES
Franklin Advisers, Inc. (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon Investment Manager's instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group ("RiskMetrics"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager's ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest
All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:


     1. The issuer is a client(1) of Investment Manager or its affiliates;
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(1)For purposes of this section, a "client" does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a "client."
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     2. The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

     3. The issuer is an entity participating to a material extent in the distribution of investment products 3 advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);(2)

     4. An Access Person(3) of Investment Manager or its affiliates also serves as a director or officer of the issuer;

     5. A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an 5 immediate family member(4) of such director or trustee, also serves as an officer or director of the issuer; or

     6. The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer's management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance

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(2)The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions), and distributors (based on aggregate 12b-1 distribution fees), as determined on a quarterly basis, will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
(3)"Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc. (4)The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in
   Section 152 of the Internal Revenue Code (26 U.S.C. 152).
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Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

Where the Proxy Group or the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Societe d'investissement a capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager's clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to an account's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

Weight Given Management Recommendations
One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager's ultimate decision. As a matter of practice, the votes [GRAPHIC OMITTED]

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with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES
Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES
Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager's organization, including portfolio management, legal counsel, and Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.
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The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior: Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Investment Manager will closely [GRAPHIC OMITTED]

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evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." Investment Manager usually supports "fair price" provisions and confidential voting.

Changes to Capital Structure: Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues: As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager's proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In [GRAPHIC OMITTED]

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addition, if Investment Manager has outstanding sell orders, or anticipates placing sell orders prior to the date of the shareholder meeting, in certain markets that have blocking restrictions, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company's record date, should it sell them prior to the company's meeting date, Investment Manager ultimately may decide not to vote those shares. Lastly, the Investment Manager will not vote proxies when prohibited from voting by applicable law.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:

     1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those 1 Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

     2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

     3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

     4. In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

     5. The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee. [GRAPHIC OMITTED]

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     6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group 6 may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

     7. The Proxy Group will attempt to submit Investment Manager's vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

     8. The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

     9. If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

     10. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

     11. The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will 1 ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

     12. The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

     13. The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission 1 of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

     14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

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     15.  At least annually, the Proxy Group will verify that:


     o Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;


     o Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;


     o Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

     o Timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 2, 2008
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                             Harris Associates L.P.
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                             Harris Associates L.P.

                PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES

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I.   PROXY VOTING POLICY
      Harris Associates L.P. ("Harris", "the Firm" or "we") believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients' investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.
      The proxy voting guidelines below summarize Harris' position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Committee will determine how the proxies will be voted. In determining the vote on any proposal, the Proxy Committee will consider the proposal's expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.
      Harris considers the reputation, experience and competence of a company's management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management's recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management's position on a particular issue is not in the best interests of our clients, we will vote contrary to management's recommendation.

          Approved by the Proxy Voting Committee on February 21st, 2006
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                             Harris Associates L.P.

II.  VOTING GUIDELINES
      The following guidelines are grouped according to the types of proposals generally presented to shareholders.

      Board of Directors Issues
      Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

          1. Harris will normally vote in favor of the slate of directors recommended by the issuer's board provided that a majority of the directors would be independent.

          2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

          3. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

          4. Harris will normally vote in favor of proposals regarding director indemnification arrangements.

          5. Harris will normally vote against proposals advocating classified or staggered boards of directors.

          6. Harris will normally vote in favor of cumulative voting for directors.

      Auditors

      Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

          1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

          2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all --- non-audit services, subject to the above.

          3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for 3 general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

      Equity Based Compensation Plans
      Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

          Approved by the Proxy Voting Committee on February 21st, 2006
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                             Harris Associates L.P.

          1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

          2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

          3. Harris will normally vote in favor of proposals to require expensing of options.

          4. Harris will normally vote against proposals to permit repricing of underwater options.

          5. Harris will normally vote against proposals to require that all option plans have a performance-based strike price or performance-based vesting.

          6. Harris will normally vote against shareholder proposals that seek to limit directors' compensation to common stock.

          7. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

            Corporate Structure and Shareholder Rights
            Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

          1. Harris will normally vote in favor of proposals to increase authorized shares.

          2. Harris will normally vote in favor of proposals to authorize the repurchase of shares.

          3. Harris will normally vote against proposals creating or expanding supermajority voting rights.

          4. Harris will normally vote against the issuance of poison pill preferred shares.

          5. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

          6.   Harris  will  normally   vote  against   proposals  to  authorize
               different classes of stock with different voting rights.

            Routine Corporate Matters
            Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.

          Approved by the Proxy Voting Committee on February 21st, 2006
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                             Harris Associates L.P.

            Social Responsibility Issues
            Harris believes that matters related to a company's day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company's board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

III. VOTING SHARES OF FOREIGN ISSUERS
      Because foreign issuers are incorporated under the laws of countries outside the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate. In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates ("share blocking"). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV.  CONFLICTS OF INTEREST
      The Proxy Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Committee. In addition, if any member of the Proxy Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.
      Harris is committed to resolving any such conflicts in its clients' collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. When there are proxy voting proposals that give rise to a conflict of interest and are not addressed by the Guidelines, Harris will vote in accordance with the guidance of Institutional Shareholder Services ("ISS"). If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, the Proxy Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Family of Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris' General Counsel, Chief Compliance Officer and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.

          Approved by the Proxy Voting Committee on February 21st, 2006
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                             Harris Associates L.P.

V.   VOTING PROCEDURES
      The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility. Proxy Voting Committee. The Proxy Voting Committee (the "Committee") is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. The Committee consists of three investment professionals: one domestic portfolio manager, one domestic research analyst, and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and confirmed in writing by Harris' Chief Executive Officer. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.
      Proxy Administrator. The Proxy Administrator is an employee of Harris reporting to the Chief Compliance Officer and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.
      Proxy Voting Service Provider. Harris has engaged an independent proxy voting service provider to assist in voting proxies. This proxy voting service provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations. Voting Decisions. As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Committee. The Proxy Administrator is responsible for alerting the Firm's research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the guidelines, he or she will vote the proposal accordingly and indicate their initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the guidelines or if the guidelines do not address the issue presented, he or she will submit the proposal and his or her recommended vote to the Proxy Committee, which reviews the proposal and the analyst's recommendation and makes a voting decision by majority vote. That Proxy Committee decision is reflected in the electronic ballot by a majority of the Proxy Committee. In the case where securities that are not on the Firm's Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator will vote all shares in accordance with the Firm's guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of Institutional Shareholder Services, the Firm's proxy service provider.
      In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above. Voting Ballots. For shares held in The Oakmark Funds and other client accounts, the MIS Department sends a holdings file to the proxy voting service detailing the holdings in the Funds and

          Approved by the Proxy Voting Committee on February 21st, 2006
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                             Harris Associates L.P.

other client accounts. The proxy voting service is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with the proxy voting service and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

Recordkeeping and Reporting. Much of Harris' recordkeeping and reporting is maintained electronically on the proxy voting service provider's systems. In the event that records are not held electronically within the proxy voting service provider's system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client's account. Beginning in August 2004, on an annual basis, Harris will make available the voting record for The Oakmark Funds for the previous one-year period ended June 30th.

          Approved by the Proxy Voting Committee on February 21st, 2006
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                             Jennison Associates LLC
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               Jennison Associates LLC Proxy Voting Policy Summary

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of Jennison's proxy voting policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

Any proxy vote that may represent a potential material conflict of interest is reviewed by Jennison's Compliance Department.

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                      Julius Baer Investment Management LLC
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                     JULIUS BAER INVESTMENT MANAGEMENT, LLC.
                             PROXY VOTING PROCEDURES
                                 NOVEMBER - 2007

   A. General
      It is the policy of Julius Baer Investment Management LLC ("JBIM") to consider and vote each proxy proposal in the best interests of clients and account beneficiaries with respect to securities held in the accounts of all clients for whom JBIM provides discretionary investment management services and has authority to vote their proxies.

      JBIM may vote proxies as part of its authority to manage, acquire and dispose of account assets. JBIM will not vote proxies if the advisory agreement does not provide for JBIM to vote proxies or the "named fiduciary" for an account has explicitly reserved the authority for itself.

      When voting proxies for client accounts, JBIM's primary objective is to make voting decisions solely in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, JBIM will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.

   B. Proxy Oversight Committee
      In order to properly monitor the proxy voting process, a Proxy Oversight Committee ("Committee") shall meet periodically to evaluate the effectiveness of JBIM's proxy voting process, and to address potential conflicts of interest as they arise. The members of the Committee include the individuals listed in Appendix A (attached hereto), and shall be selected from personnel of JBIM consisting of executive, compliance, legal, and operations.

   C. Procedures
      JBIM Operations Department ("OPS") is responsible for establishing all new accounts on the Charles River System. A New Account Checklist which is signed and approved by all key departments of JBIM is circulated along with the agreed upon Investment Guidelines for that client. OPS will code the applicable client account as "proxy voting" by including it in the proxy voting group on Charles River.

      To assist JBIM in its responsibility for voting proxies and to ensure consistency in voting proxies on behalf of its clients, JBIM has retained the proxy voting and recording services of Institutional Shareholder Services ("ISS"). ISS is an independent third-party service that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. JBIM intends to vote in accordance with ISS's recommendations to address, among other things, any material conflicts of interests between clients and the interests of [GRAPHIC OMITTED]

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JBIM or its affiliates. JBIM has instructed ISS not to vote proxies when liquidity of client accounts could be adversely affected. The ISS predetermined guidelines are listed as Appendix B.

      In order to ensure that ISS performs its delegated duties, OPS will provide the client's custodian a letter authorizing the custodian to forward proxy ballots to ISS. In addition, ISS is sent a copy of this letter so that it may initiate a relationship with the custodian. ISS will provide an exception list of those accounts for which ballots are not yet being received. OPS will follow up with the relevant custodian to resolve outstanding matters. Northern Trust will also supply at least on a monthly basis a full listing of positions so that ISS may ensure that they are completely voting all ballots.

   D. Conflicts of Interest
      JBIM is sensitive of conflicts of interest that may arise in the proxy decision-making process from a policy standpoint, and seeks to avoid any undue or inappropriate influence in the proxy voting process. The objective is to ensure that Portfolio Management exercise overrides of ISS votes only in the Clients' best interests. The Proxy Voting Committee exists to provide an additional level of independence to ensure overrides are properly exercised.

      JBIM has identified the following potential conflicts of interest:
     (i) A principal of JBIM or any person involved in the proxy decision-making process currently serves on the company's Board or is an executive officer of the company.

     (ii) An immediate family member of a principal of JBIM or any person involved in the proxy decision-making process currently serves as a director or executive officer of the company.

      iii)The company is a client of the firm (or an affiliate of a client), provided that any client relationship ( that represents less than 2.5% of the firm's revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.
            This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the CCO of JBIM.
            Under such circumstances, JBIM will vote in accordance with ISS' predetermined guidelines, except as described below in section E.

   E. Overrides of ISS
      JBIM has provided implied consent to ISS to vote in accord with their recommendation and will generally do so. JBIM Portfolio Management also retains the ability to override ISS votes where the Manager believes the override is in the Client's best interests.

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      In cases where an override is requested, the Portfolio Manager must prepare a memorandum explaining the rationale for deviating from the ISS vote and why the client's interests are better served by deviating from the ISS recommendation. The Portfolio Management memorandum is then submitted to the Proxy Committee for consideration prior to the submission of voting instructions through ISS.

      Criteria to be considered by the Committee in granting or denying a request to override include:
     (a)  the size of the investment in dollars;

     (b) the size of the investment relative to the applicable Fund (in basis points);

     (c)  the percent of ownership JBIM controls in the subject company;

     (d)  the significance of the issue considered in the proxy;

     (e) the rationale for the need for an override as detailed in the memorandum from Portfolio Management;

     (f)  any actual or perceived conflicts of interest.

      It is therefore well within the Proxy Committee's authority to reject a Portfolio Management request if the Committee is not satisfied that sufficient grounds are met to grant an override.

      Committee minutes and all such documentation shall be maintained as part of the firm's records.

   F. Monitoring
      ISS will provide ad-hoc reporting as well as quarterly board reporting for client which details the voting record and denotes any exceptions wherein JBIM has deviated from its normal policy. If such activity is detected, OPS will elevate the report to Senior Management, including the Head of Legal and Compliance and the Chief Compliance Officer ("CCO"). JBIM Portfolio Management will provide the JBIM CCO with a written explanation of the reason for the exception. All such records shall be maintained as part of the firm's books and records.

   G. Reporting and Disclosure for JBIM
      Once each year, JBIM shall provide the entire voting record electronically in accordance with the posting of such proxy voting records to the Julius Baer Funds website (N-PX filing). With respect to those proxies that the Proxy Committee has identified as involving a conflict of interest, the Proxy Committee shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

      JBIM shall disclose within its Form ADV how other clients can obtain information on how their securities were voted. JBIM shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request. A description of the proxy voting policy and procedures is also available upon request on the Julius Baer Funds and SEC websites.

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Information regarding how the Julius Baer Funds voted proxies relating to portfolio securities during the most recent fiscal year ended June 30 is available on the Julius Baer Funds and SEC website as well.
          a.   Recordkeeping

      JBIM shall retain records relating to the voting of proxies, including:
      1. A copy of this proxy voting policy and procedures and ISS Proxy Voting Guidelines relating to the voting of proxies. 2. A copy of each proxy statement received by JBIM regarding portfolio securities in JBIM client accounts. 3. A record of each vote cast by JBIM on behalf of a client.
      4. A copy of each written client request for information on how JBIM voted proxies on behalf of the client account, and a copy of any written response by JBIM to the client account. 5. A copy of any document prepared by JBIM that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

      JBIM shall rely on proxy statements filed on the SEC's EDGAR system instead of maintaining its own copies and on proxy statements and records of proxy votes cast by JBIM maintained at ISS. JBIM shall obtain an undertaking from ISS to provide a copy of the documents promptly upon request.

      These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of JBIM.

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                                   APPENDIX A
                  List of Members of Proxy Oversight Committee

                                 JBIM Operations
                                 CCO of JB Funds
                                   CCO of JBIM

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                                   APPENDIX B

ISS 2007 International Proxy Voting
Guidelines Summary



                                                    2099 GAITHER ROAD
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                                                       (301) 556-0500
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                                                     WWW.ISSPROXY.COM


Copyright (C) 2006 by Institutional Shareholder Services.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to:

Institutional Shareholder Services
Marketing Department
2099 Gaither Road
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ISS is a trademark used herein under license.
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                 ISS 2007 International Proxy Voting Guidelines
                                     Summary
                       Effective for Meetings Feb. 1, 2007
                              Updated Dec. 15, 2006

The following is a concise summary of the ISS general policies for voting non-U.S. proxies. In addition, ISS has country- and market-specific policies, which are not captured below.


Operational Items                                                                                                 4

Financial Results/Director and Auditor Reports                                                                    4

Appointment of Auditors and Auditor Fees                                                                          4

Appointment of Internal Statutory Auditors                                                                        4

Allocation of Income                                                                                              4

Stock (Scrip) Dividend Alternative                                                                                4

Amendments to Articles of Association                                                                             4

Change in Company Fiscal Term                                                                                     4

Lower Disclosure Threshold for Stock Ownership                                                                    4

Amend Quorum Requirements                                                                                         5

Transact Other Business                                                                                           5


Board of Directors                                                                                                5

Director Elections                                                                                                5

2007 International Classification of Directors                                                                    6

Director Compensation                                                                                             7

Discharge of Board and Management                                                                                 7

Director, Officer, and Auditor Indemnification and Liability Provisions                                           7

Board Structure                                                                                                   7


Capital Structure                                                                                                 7

Share Issuance Requests                                                                                           7

Increases in Authorized Capital                                                                                   8

Reduction of Capital                                                                                              8

Capital Structures                                                                                                8

Preferred Stock                                                                                                   8

Debt Issuance Requests                                                                                            8

Pledging of Assets for Debt                                                                                       9

Increase in Borrowing Powers                                                                                      9

Share Repurchase Plans                                                                                            9

Reissuance of Shares Repurchased                                                                                  9

Capitalization of Reserves for Bonus Issues/Increase in Par Value                                                 9


Other                                                                                                             9

Reorganizations/Restructurings                                                                                    9

Mergers and Acquisitions                                                                                          9

Mandatory Takeover Bid Waivers                                                                                   10

Reincorporation Proposals                                                                                        10

Expansion of Business Activities                                                                                 10

Related-Party Transactions                                                                                       10

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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Compensation Plans                                                                                               10

Antitakeover Mechanisms                                                                                          10

Shareholder Proposals                                                                                            10


(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

          o    There  are  concerns  about  the  accounts   presented  or  audit
               procedures used; or


          o The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

          o There are serious concerns about the accounts presented or the audit procedures used;

          o    The auditors are being changed without explanation; or

          o Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:

          o There are serious concerns about the statutory reports presented or the audit procedures used;

          o Questions exist concerning any of the statutory auditors being appointed; or


          o The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

          o The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

          o    The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

Board of Directors Director Elections
Vote FOR management nominees in the election of directors, unless:

          o    Adequate disclosure has not been provided in a timely manner;

          o    There  are  clear   concerns   over   questionable   finances  or
               restatements;

          o There have been questionable transactions with conflicts of interest;

          o There are any records of abuses against minority shareholder interests; or

          o    The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Please see the International Classification of Directors on the following page.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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2007 International Classification of Directors
Executive Director

      o
          Employee or executive of the company;


      o Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

          o    Any director who is attested by the board to be a non-independent
               NED;

          o Any director specifically designated as a representative of a significant shareholder of the company;

          o    Any   director  who  is  also  an  employee  or  executive  of  a significant shareholder of the company;


          o Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one

          o member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

          o    Government representative;


          o Currently provides (or a relative1 provides) professional services to the company, to an affiliate of o the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;


          Represents customer, supplier, creditor, banker, or other entity with which company maintains o transactional/commercial relationship (unless company discloses information to apply a materiality test2);


     o Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;


      o   Relative1 of current employee of the company or its affiliates;


      o   Relative1 of former executive of the company or its affiliates;


      o A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

     o Founder/co-founder/member of founding family but not currently an employee;

     o    Former executive (five-year cooling off period);

     o Years of service will NOT be a determining factor unless it is recommended best practice in a market: --9 years (from the date of election) in the United Kingdom and Ireland; --12 years in European markets.

Independent NED


     o No material(3) connection, either direct or indirect, to the company other than a board seat.

Employee Representative


     o    Represents   employees  or  employee   shareholders   of  the  company
          (classified   as   "employee    representative"   but   considered   a
          non-independent NED).

Footnotes:


(1) "Relative" follows the SEC's proposed definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(2) If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.) 3 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

(4) Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management
Vote FOR discharge of the board and management, unless:

     o There are serious questions about actions of the board or management for the year in question; or

     o    Legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Capital Structure
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

      o The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or


      o The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS' guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans Vote FOR share repurchase plans, unless:

      o
          Clear evidence of past abuse of the authority is available; or

      o
          The plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Other
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:


     o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

      o Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.


     o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and o inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

     o Governance - Will the combined company have a better or worse governance profile than the current o governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

(C) 2006 Institutional Shareholder Services Inc. All Rights Reserved.

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                         Loomis, Sayles & Company, L.P.
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                            SUMMARY OF LOOMIS SAYLES
                      PROXY VOTING POLICIES AND PROCEDURES

Loomis Sayles uses the services of third parties ("Proxy Voting Service(s)"), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. Each Proxy Voting Service has a copy of Loomis Sayles' proxy voting procedures ("Procedures") and provides vote recommendations and/or analysis to Loomis Sayles based on the Proxy Voting Service's own research. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client's best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security, and will be voted in the best investment interests of the client. All routine for and against issues will be voted according to Loomis Sayles' policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of an account holding the security. Loomis Sayles' Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles' clients.

The specific responsibilities of the Proxy Committee, include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general, (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration, and consultation with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate and, (3) engagement and oversight of third-party vendors, including Proxy Voting Services.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients' best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services' recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services' recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal. [GRAPHIC OMITTED]

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                    Massachusetts Financial Services Company
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                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

                                 March 13, 2008

            Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS' other investment adviser subsidiaries (except Four Pillars Capital, Inc.) (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

A. VOTING GUIDELINES
     1.   General Policy; Potential Conflicts of Interest
            MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.
            In developing these proxy voting guidelines, MFS periodically reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from what otherwise be dictated by these guidelines.
            As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not governed by the guidelines or situations where MFS has received explicit voting instructions from

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      a client for its own account. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.
            From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients. These comments are carefully considered by MFS when it reviews these guidelines each year and revises them as appropriate.
            These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B. ADMINISTRATIVE PROCEDURES
     1.   MFS Proxy Voting Committee
            The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

          a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any potential material conflict of interest exist with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the
               election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

          c. Considers special proxy issues as they may arise from time to time.

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     2.   Potential Conflicts of Interest
            The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to ensure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS' voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
            In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, "Non Standard Votes"); the MFS Proxy Voting Committee will follow these procedures:

     a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the "MFS Significant Client List");

     b. If the name of the issuer does not appear on the MFS Significant Client List, then no material b conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

     c. If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

     d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes

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          were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

            The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

            From time to time, certain MFS Funds may own shares of other MFS Funds (the "underlying fund"). If an underlying fund submits a matter to a shareholder vote, the MFS Fund that owns shares of the underlying fund will vote its shares in the same proportion as the other shareholders of the underlying fund.

     3.   Gathering Proxies
            Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.
            MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

     4.   Analyzing Proxies
            Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy

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      matters. MFS receives research from ISS which it may take into account in deciding how to vote. In addition, MFS expects to rely on ISS to identify circumstances in which a board may have approved excessive executive compensation. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
            As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.(1) However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.
            As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

     5.   Voting Proxies
            In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.   MONITORING SYSTEM
            It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

--------------------------------------------------------------------------------

(1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

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            When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.   RECORDS RETENTION
            MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E.   REPORTS
            All MFS Advisory Clients
            At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.
            Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

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                    MetLife Investment Advisors Company, LLC
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                    METLIFE INVESTMENT ADVISORS COMPANY, LLC

           SUMMARY DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

      MetLife Investment Advisors Company, LLC ("MLIAC") has adopted policies and procedures (the "Policies") that govern how MLIAC votes the securities owned by its United States advisory clients for which MLIAC exercises voting authority and discretion (the "Proxies"). The Policies have been designed to ensure that Proxies are voted in the best interests of our United States clients in accordance with our fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 and other applicable law. The Policies do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party.

      The guiding principle by which MLIAC votes on all matters submitted to security holders is the maximization of economic value of clients' holdings. MLIAC does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle. The Policies are designed to ensure that material conflicts of interest on the part of MLIAC or its affiliates do not affect voting decisions on behalf of clients.

      MLIAC and its affiliates have carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MLIAC on behalf of its clients must be made in the best interest of the clients and with the intent to maximize the economic value of clients' securities holdings, MLIAC has adopted detailed proxy voting guidelines (the "Guidelines") that set forth how MLIAC plans to vote on specific matters presented for shareholder vote. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines.

      Because the Guidelines have been pre-established by MLIAC and its affiliates, application of the Guidelines to vote Proxies should adequately address most possible material conflicts of interest. MLIAC, however, reserves the right to override the Guidelines (an "Override") with respect to a particular shareholder vote when such an Override is consistent with the guiding principle of seeking the maximization of economic value to clients, taking into consideration all relevant facts and circumstances at the time of the vote. In connection with any Override, the MetLife Proxy Policy Committee, which is comprised of senior MetLife investment personnel, and legal and compliance personnel and which includes at least one officer of MLIAC, must first make a determination whether there is any material conflict of interest between MLIAC or any of its affiliates, on the one hand, and the relevant advisory clients, on the other. Overrides are subject to specific procedures designed to ensure that voting decisions are not influenced by material conflicts of interest. Certain other aspects of the administration of the Policies are also governed by the Proxy Policy Committee.
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      MLIAC has retained Institutional Shareholder Services ("ISS") to handle the administrative aspects of voting proxies for the accounts of MLIAC's advisory clients. ISS monitors the accounts and their holdings to be sure that all Proxies are received and votes are cast in accordance with the Guidelines provided by MLIAC. In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines. In order to address that issue, MLIAC has subscribed to a service offered by ISS called "Smart Voter Plus." Under the Smart Voter Plus service, any proxy that is not governed by the Guidelines will be voted in accordance with ISS's guidelines which have been reviewed and approved by Counsel (for the purposes hereof, Counsel, means a member of the Securities Investments Section of the Law Department of MetLife, Inc.). In addition, the Equity Trading and Index Management Department ("ETIM") on a regular basis monitors matters presented for shareholder vote and tracks the voting of the Proxies.

      Clients may obtain a copy of the Policies and information regarding how MLIAC voted securities held in their accounts, by contacting the ETIM at (973) 355-4000.

      The Policies are subject to change at any time without notice. [GRAPHIC OMITTED]

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                        Neuberger Berman Management Inc.
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                Summary of Neuberger Berman's Proxy Voting Policy

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman's voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines. For non-socially responsive clients, Neuberger Berman's guidelines adopt the voting recommendations of Glass Lewis. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.
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                             OppenheimerFunds, Inc.
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                             OPPENHEIMERFUNDS, INC.
                                OPPENHEIMERFUNDS
                 PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
                            (as of December 5, 2005)

      These Portfolio Proxy Voting Policies and Procedures, which include the attached "OppenheimerFunds Proxy Voting Guidelines" (the "Guidelines"), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. ("OFI") in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI ("Fund(s)").

A.   Funds for which OFI has Proxy Voting Responsibility
      OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the "OFI Fund Board(s)") has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

      Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards ("Sub-Advised Funds"). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds' managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

      Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the "Tremont Funds") and invest their assets primarily in underlying private investment partnerships and similar investment vehicles ("portfolio funds"). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

      The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds' interests (or shares) in those underlying portfolio funds are not considered to be "voting securities" and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.   Proxy Voting Committee
      OFI's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

      The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards' next regularly scheduled meetings.

      The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.
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      The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C. Administration and Voting of Portfolio Proxies
     1.   Fiduciary Duty and Objective
      As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

      In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI's primary consideration is the economic interests of the Funds and their shareholders.

     2.   Proxy Voting Agent
      On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

      In general, OFI may consider the proxy voting agent's research and analysis as part of OFI's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI's and the Funds' portfolio proxy votes, including the appropriate records necessary for the Funds' to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

     3.   Material Conflicts of Interest
      OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the "company"), on one hand, and OFI or any of its affiliates (together "OFI"), on the other, including, but not limited to, the following relationships:


      o OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

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      o an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

     o a company that is a significant selling agent of OFI's products and services solicits proxies;


      o OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

     o OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management's recommendation may cause OFI a loss of revenue or other benefit.

      OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI's voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:


          If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI o will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);


          If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines o or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent's general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;


          If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain o an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

     4.   Certain Foreign Securities
      Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as "share-blocking." Share-blocking would prevent OFI from selling
                                        3
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the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the "share-blocking period" OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

     5.   Securities Lending Programs
      The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

      If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds' portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund's investment in such loaned securities.

     6.   Shares of Registered Investment Companies (Fund of Funds)
      Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the "Fund of Funds"). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called "mirror" or "echo" voting).

D.   Fund Board Reports and Recordkeeping
      OFI will prepare periodic reports for submission to the Board describing:
          any issues arising under these Policies and Procedures since the last report to the Board and the o resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and


      o any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

      In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI's experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

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      OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI's voting of portfolio proxies, including, but not limited to:

     o    these Policies and Procedures, as amended from time to time;


     o Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;


     o Records of written client requests for proxy voting information and any written responses of OFI to such requests; and


     o Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E.   Amendments to these Procedures
      In addition to the Committee's responsibilities as set forth in the Committee's Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards' next regularly scheduled meetings.

F.   Proxy Voting Guidelines
      The Guidelines adopted by the Boards of the Funds are attached as Appendix
A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

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                                                         APPENDIX A

              Oppenheimer Funds Portfolio Proxy Voting Guidelines

1. OPERATIONAL ITEMS
     1.1  Amend Quorum Requirements.
          --------------------------


      o Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

     1.2  Amend Minor Bylaws.
          -------------------

      o
          Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).
     1.3  Change Company Name.
          --------------------

      o
          Vote WITH Management

     1.4  Change Date, Time, or Location of Annual Meeting.
          -------------------------------------------------


      o Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.


      o Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     1.5  Transact Other Business.
          ------------------------

      o
          Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

     1.6  Ratifying Auditors
          ------------------

      o
          Vote FOR Proposals to ratify auditors, unless any of the following apply:

           o An auditor has a financial interest in or association with the company, and is therefore not independent.

           o
               Fees for non-audit services are excessive.

           o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.


      o Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

      o
          Vote AGAINST shareholder proposals asking for audit firm rotation.
      o
          Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
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      o Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0  THE BOARD OF DIRECTORS

     2.1  Voting on Director Nominees
          ---------------------------

     o Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

     o    Composition of the board and key board committees

     o    Attendance at board meetings

     o    Corporate governance provisions and takeover activity

     o    Long-term company performance relative to a market index

     o    Directors' investment in the company

     o    Whether the chairman is also serving as CEO

     o    Whether a retired CEO sits on the board


     o WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

     o Attend less than 75% of the board and committee meetings without a valid excuse. o Implement or renew a dead-hand or modified dead-hand poison pill

     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

     o    Failed  to  act  on  takeover   offers   where  the  majority  of  the
          shareholders tendered their shares.

     o Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

     o Are audit committee members; and the non-audit fees paid to the auditor are excessive. o Enacted egregious corporate governance policies or failed to replace management as appropriate.

     o Are inside directors or affiliated outside directors; and the full board is less than majority independent.


     o Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board

     o Sit on more than six public company boards. o Additionally, the following should result in votes being WITHHELD (except from new nominees):

          If the director(s) receive more than 50% withhold votes out of those cast and the issue that was o the underlying cause of the high level of withhold votes in the prior election has not been addressed.

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               If the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and
           o there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

     2.2  Board Size
          ----------


      o Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

      o
          Vote FOR proposals seeking to fix the board size or designate a range for the board size.

      o Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

     2.3  Classification/Declassification of the Board
          --------------------------------------------

           o
               Vote AGAINST proposals to classify the board.

          Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if o 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

     2.4  Cumulative Voting
          -----------------

     o    Vote FOR proposal to eliminate cumulative voting.

     2.5  Require Majority Vote for Approval of Directors
          -----------------------------------------------

     o Vote AGAINST proposal to require majority vote approval for election of directors

     2.6  Director and Officer Indemnification and Liability Protection
          -------------------------------------------------------------


           o Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.


           o Vote FOR proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.


               Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts,

     o such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

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      o Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:


           o The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

           o
               Only if the director's legal expenses would be covered.
     2.7  Establish/Amend Nominee Qualifications
          --------------------------------------

      o
          Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

      o Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

      o
          Vote AGAINST shareholder proposals requiring two candidates per board seat.
     2.8  Filling Vacancies/Removal of Directors.
          ---------------------------------------

      o
          Vote AGAINST proposals that provide that directors may be removed only for cause.
      o
          Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

      o Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

      o
          Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
     2.9  Independent Chairman (Separate Chairman/CEO)


          Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an o independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:


     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

     o    Two-thirds independent board

     o    All-independent key committees

     o    Established governance guidelines


          The company should not have underperformed its peers and index on a one-year and three-year basis, o unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

     2.10 Majority of Independent Directors/Establishment of Committees
          -------------------------------------------------------------


          Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE o on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

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      o Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

     2.11 Open Access
          -----------


          Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership o threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC's proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

     2.12 Stock Ownership Requirements
          ----------------------------


          Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must o own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.


          Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention o period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

     2.13 Age or Term Limits
          ------------------


      o Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0  PROXY CONTESTS

     3.1  Voting for Director Nominees in Contested Elections
          ---------------------------------------------------


      o Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

     o Long-term financial performance of the target company relative to its industry

     o    Management's track record

     o    Background to the proxy contest

     o    Qualifications of director nominees (both slates)


     o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

     o    Stock ownership position

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     3.2  Reimbursing Proxy Solicitation Expenses
          ---------------------------------------


          Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, o which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

     3.3  Confidential Voting
          -------------------


      o Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.


          If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this o could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0  ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

     4.1  Advance Notice Requirements for Shareholder Proposals/Nominations.
          ------------------------------------------------------------------


          Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to o those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

     4.2  Amend Bylaws without Shareholder Consent
          ----------------------------------------

      o
          Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
      o
          Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.
     4.3  Poison Pills
          ------------


          Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in o Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

      o Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).


      o Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

      o
          Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.
     4.4  Shareholder Ability to Act by Written Consent
          ---------------------------------------------

      o
          Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
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      o
          Vote FOR proposals to allow or make easier shareholder action by written consent.
     4.5  Shareholder Ability to Call Special Meetings
          --------------------------------------------

      o
          Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

      o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

     4.6  Establish Shareholder Advisory Committee
          ----------------------------------------

      o
          Vote WITH Management

     4.7  Supermajority Vote Requirements
          -------------------------------

      o
          Vote AGAINST proposals to require a supermajority shareholder vote.
      o
          Vote FOR proposals to lower supermajority vote requirements.
5.0  MERGERS AND CORPORATE RESTRUCTURINGS

     5.1  Appraisal Rights
          ----------------

      o
          Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
     5.2  Asset Purchases
          ---------------

      o
          Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
           o
               Purchase price

           o
               Fairness opinion

           o
               Financial and strategic benefits

           o
               How the deal was negotiated

           o
               Conflicts of interest

           o
               Other alternatives for the business

           o
               Non-completion risk

     5.3  Asset Sales
          -----------

      o
          Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
           o
               Impact on the balance sheet/working capital

           o
               Potential elimination of diseconomies

           o
               Anticipated financial and operating benefits

           o
               Anticipated use of funds

           o
               Value received for the asset

           o
               Fairness opinion

           o
               How the deal was negotiated

           o
               Conflicts of interest

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     5.4  Bundled Proposals
          -----------------


          Review on a CASE-BY-CASE basis on bundled or "conditioned" proxy proposals. In the case of items that o are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     5.5  Conversion of Securities
          ------------------------


          Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When o evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

     5.6  Corporate  Reorganization/Debt   Restructuring/Prepackaged  Bankruptcy
          Plans/Reverse Leveraged Buyouts/Wrap
          Plans


      o Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

           o
               Dilution to existing shareholders' position

           o
               Terms of the offer

           o
               Financial issues

           o
               Management's efforts to pursue other alternatives

           o
               Control issues

           o
               Conflicts of interest


      o Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     5.7  Formation of Holding Company
          ----------------------------


      o Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

           o
               The reasons for the change

           o
               Any financial or tax benefits

           o
               Regulatory benefits

           o
               Increases in capital structure

           o
               Changes to the articles of incorporation or bylaws of the company.

      o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:


           o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

           o
               Adverse changes in shareholder rights.
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     5.8  Going Private Transactions (LBOs and Minority Squeezeouts)
          ----------------------------------------------------------

      o
          Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:
           o
               Offer price/premium

           o
               Fairness opinion

           o
               How the deal was negotiated

           o
               Conflicts of interests

           o
               Other alternatives/offers considered

           o
               Non-completion risk

     5.9  Joint Venture
          -------------

      o
          Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
           o
               Percentage of assets/business contributed

           o
               Percentage of ownership

           o
               Financial and strategic benefits

           o
               Governance structure

           o
               Conflicts of interest

           o
               Other alternatives

           o
               Non-completion risk

     5.10 Liquidations
          ------------


          Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to o pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

      o
          Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

     5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
         --------------------------------------------------------------------


      o Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     o Prospects of the combined company, anticipated financial and operating benefits

     o    Offer price (premium or discount)

     o    Fairness opinion

     o    How the deal was negotiated

     o    Changes in corporate governance

     o    Change in the capital structure

     o    Conflicts of interest

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     5.12 Private Placements/Warrants/Convertible Debenture
          -------------------------------------------------


      o Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

           o
               Dilution to existing shareholders' position

           o
               Terms of the offer

           o
               Financial issues

           o
               Management's efforts to pursue other alternatives

           o
               Control issues

           o
               Conflicts of interest

     5.13 Spinoffs
          --------

     o Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

     o    Tax and regulatory advantages

     o    Planned use of the sale proceeds

     o    Valuation of spinoff

     o    Fairness opinion

     o    Benefits to the parent company

     o    Conflicts of interest

     o    Managerial incentives

     o    Corporate governance changes

     o    Changes in the capital structure

     5.14 Value Maximization Proposals
          ----------------------------


          Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following

      o factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

     5.15 Severance Agreements that are Operative in Event of Change in Control
          ---------------------------------------------------------------------

     o    Review    CASE-BY-CASE,     with    consideration    give    to    ISS
          "transfer-of-wealth" analysis. (See section 8.2)

6.0  STATE OF INCORPORATION

     6.1  Control Share Acquisition Provisions
          ------------------------------------


      o Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

                                       15
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      o
          Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
      o
          Vote FOR proposals to restore voting rights to the control shares.
     6.2  Control Share Cashout Provisions
          --------------------------------

      o
          Vote FOR proposals to opt out of control share cashout statutes.
     6.3  Disgorgement Provisions
          -----------------------

      o
          Vote FOR proposals to opt out of state disgorgement provisions.
     6.4  Fair Price Provisions
          ---------------------


          Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the o vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.


      o Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

     6.5  Freezeout Provisions
          --------------------

      o
          Vote FOR proposals to opt out of state freezeout provisions.
     6.6  Greenmail
          ---------


      o Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.


      o Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

     6.7  Reincorporation Proposals
          -------------------------


          Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, o giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
      o
          Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
     6.8  Stakeholder Provisions
          ----------------------


      o Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

     6.9  State Anti-takeover Statutes
          ----------------------------


          Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control o share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

                                       16
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7.0  CAPITAL STRUCTURE

     7.1  Adjustments to Par Value of Common Stock
          ----------------------------------------

      o
          Vote FOR management proposals to reduce the par value of common stock.
     7.2  Common Stock Authorization
          --------------------------


      o Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.


      o Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.


          Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in o danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     7.3  Dual-Class Stock
          ----------------

      o
          Vote AGAINST proposals to create a new class of common stock with superior voting rights.

     o Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders

     o It is not designed to preserve the voting power of an insider or significant shareholder

     7.4  Issue Stock for Use with Rights Plan
          ------------------------------------


      o Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

     7.5  Preemptive Rights
          -----------------


          Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating o proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

     7.6  Preferred Stock
          ---------------

      o
          Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

      o Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

                                       17
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      o Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense)


          Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, o dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.


      o Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.


          Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock o has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

     7.7  Pledge of Assets for Debt (Generally Foreign Issuers)
          -----------------------------------------------------


          OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the o debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.
            In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

     7.8  Recapitalization
          ----------------


      o Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

           o
               More simplified capital structure

           o
               Enhanced liquidity

           o
               Fairness of conversion terms

           o
               Impact on voting power and dividends

           o
               Reasons for the reclassification

           o
               Conflicts of interest

           o
               Other alternatives considered

     7.9  Reverse Stock Splits
          --------------------


      o Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

      o
          Vote FOR management proposals to implement a reverse stock split to avoid delisting.

      o Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

     7.10 Share Purchase Programs
          -----------------------


      o Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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     7.11 Stock Distributions: Splits and Dividends
          -----------------------------------------


          Vote FOR management proposals to increase the common share authorization for a stock split or share o dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

     7.12 Tracking Stock
          --------------


     o Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0  EXECUTIVE AND DIRECTOR COMPENSATION

     8.1  Equity-based Compensation Plans
          -------------------------------

      o    Vote compensation proposals on a CASE-BY-CASE basis.

     o In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.


          Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main

      o source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

     8.2  Director Compensation
            Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

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     8.3  Bonus for Retiring Director
          ---------------------------


          Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's o accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the
          Director's contribution to the company.

     8.4  Cash Bonus Plan
          ---------------


          Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus o plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

     8.5  Stock Plans in Lieu of Cash
          ---------------------------

      o
          Generally vote FOR management proposals, unless OFI believe the proposal is excessive.
            In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.


      o Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

      o
          Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
      o
          Vote FOR plans which do not

     8.6  Director Retirement Plans
          -------------------------


      o Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.


      o Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

     8.7  Management Proposals Seeking Approval to Reprice Options
          --------------------------------------------------------


      o Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

           o
               Historic trading patterns

           o
               Rationale for the repricing

           o
               Value-for-value exchange

           o
               Option vesting

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     o    Term of the option

     o    Exercise price

     o    Participation

     8.8  Employee Stock Purchase Plans
          -----------------------------

     o Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

     o Votes FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85% of fair market value

     o    Offering period is 27 months or less

     o The number of shares allocated to the plan is 10% or less of the outstanding shares

     o Votes AGAINST employee stock purchase plans where any of the following apply: o Purchase price is at least 85% of fair market value

     o    Offering period is greater than 27 months

     o The number of shares allocated to the plan is more than 10% of the outstanding shares

     8.9  Incentive Bonus Plans and Tax  Deductibility  Proposals  (OBRA-Related
          Compensation                                                Proposals)
          -----------------------------------------------------------------


          Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative o features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).


      o Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.


          Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment o under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.


          Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose o of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

     8.10 Employee Stock Ownership Plans (ESOPs)
          --------------------------------------


      o Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

     8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
          ---------------------------------------------------------------------

     o    Vote WITH MANAGEMENT

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     8.12 401(k) Employee Benefit Plans
          -----------------------------

      o
          Vote FOR proposals to implement a 401(k) savings plan for employees.

     8.13 Shareholder Proposals Regarding Executive and Director Pay
          ----------------------------------------------------------


      o Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.

      o
          Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
      o
          Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.
      o
          Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.
     8.14 Performance-Based Stock Options
          -------------------------------


      o Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:


          The proposal is overly restrictive (e.g., it mandates that awards to all employees must be

     o performance-based or all awards to top executives must be a particular type, such as indexed options), or


     o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

     8.15 Golden Parachutes and Executive Severance Agreements
          ----------------------------------------------------


          Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be o submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.


      o Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

     o The parachute should be less attractive than an ongoing employment opportunity with the firm

     o    The triggering mechanism should be beyond the control management

     o The amount should not exceed three times base salary plus guaranteed benefits

     8.16 Pension Plan Income Accounting
          ------------------------------


      o Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

     8.17 Supplemental Executive Retirement Plans (SERPs)
          -----------------------------------------------


          Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP o agreement to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

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SOCIAL AND ENVIRONMENTAL ISSUES
      In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

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                          Pyramis Global Advisors, LLC
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              Pyramis Global Advisors, LLC Proxy Voting Guidelines
                                   March 2007

I. General Principles
      . Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner
     A consistent with the guidelines; and (ii) voting will be done without regard to any other Fidelity companies' relationship, business or otherwise, with that portfolio company.

      . The FMR Investment & Advisor Compliance Department votes proxies on behalf of Pyramis Global Advisors, LLC. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there
     B are factors that may prompt one to question whether a Fidelity employee is acting solely on the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

     C. Except as set forth herein, FMR will generally vote in favor of routine management proposals.

     D. Non-routine proposals will generally be voted in accordance with the guidelines.

     E. Non-routine proposals not covered by the guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office and a member of senior management within FMR's Investment and Advisor Compliance
          Department. A significant pattern of such proposals or other special circumstances will be referred to the Fund Board Proxy Voting Committee or its designee.

     F. FMR will vote on shareholder proposals not specifically addressed by the guidelines based on an evaluation of a proposal's likelihood to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value. Where information is not readily available to analyze the economic impact of the proposal, FMR will generally abstain.

     G. Many Fidelity Funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the
         United States. When voting proxies relating to non-U.S. securities, FMR will generally evaluate proposals in the context of these guidelines, but FMR may, where applicable and feasible, take into consideration differing laws and regulations in the relevant foreign market in determining how to vote shares.

     H. In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, FMR will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FMR will generally not vote proxies in order to safeguard fund holdings information.
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     I. Where a management-sponsored proposal is inconsistent with the guidelines, FMR may receive a company's commitment to modify the proposal or its practice to conform to the guidelines, and FMR will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FMR will generally withhold authority for the election of directors at the next election.

II. Definitions (as used in this document)
      . Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred A stock; golden and tin parachutes; supermajority provisions; Poison Pills; and any other provision that eliminates or limits shareholder rights.

      . Golden parachute - accelerated options and/or employment contracts for officers and directors that will B result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination.

     C. Tin Parachute - accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

     D. Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

     E. Sunset Provision - a condition in a charter or plan that specifies an expiration date.

     F. Permitted Bid Feature - a provision suspending the application of a Poison Pill, by shareholder referendum, in the event a potential acquirer announces a bona fide offer for all outstanding shares.

      . Poison Pill - a strategy employed by a potential take-over / target company to make its stock less G attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

     H. Large Capitalization Company - a company included in the Russell 1000 stock index.

     I. Small Capitalization Company - a company not included in the Russell 1000 stock index that is not a Micro-Capitalization Company.

     J. Micro-Capitalization Company - a company with market capitalization under US $300 million.

III. Directors
     A.   Incumbent Directors
            FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FMR will also generally withhold authority for the election of all directors or directors on responsible committees if:
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      . An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new 1 Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.
            With respect to Poison Pills, however, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:

          a.   The Poison Pill includes a Sunset Provision of less than 5 years;

          b.   The Poison Pill includes a Permitted Bid Feature;

     c. The Poison Pill is linked to a business strategy that will result in greater value for the shareholders, and

     d. Shareholder approval is required to reinstate the Poison Pill upon expiration. FMR will also consider not withholding authority on the election of directors when one or more of the conditions above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

      . The company refuses, upon request by FMR, to amend the Poison Pill to allow Fidelity to hold an 2 aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

     3. Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options.

      . The company failed to act in the best interests of shareholders when approving executive compensation, taking into accounts such factors as: (i) whether the company used an independent compensation
     4 committee; (ii) whether the compensation committee engaged independent compensation consultants; and (iii) whether the company has admitted to or settled a regulatory proceeding relating to options backdating.

     5. To gain FMR's support on a proposal, the company made a commitment to modify a proposal or practice to conform to these guidelines and the company has failed to act on that commitment.

     6. The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

     B.   Indemnification
            FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.
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     C.   Independent Chairperson
            FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

     D.   Majority Director Elections
            FMR will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FMR may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

IV. Compensation

     A. Equity Award Plans (including stock options, restricted stock awards, and other stock awards). FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

     1. (a) The dilution effect of the shares outstanding and available for issuance pursuant to all plans, plus any new share requests is greater than 10% for a Large Capitalization Company, 15% for a Small Capitalization Company or 20% for a Micro-Capitalization Company; and
          (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the plan or the amendments is acceptable.

     2. In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years.

     3. The plan may be materially altered without shareholder approval, including increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

     4.   Awards to non-employee directors are subject to management discretion.

     5. In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

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            FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with the guidelines immediately above, the following two conditions are met:

     1. The shares are granted by a compensation committee composed entirely of independent directors; and

     2. The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

     B.   Equity Exchanges and Repricing
            FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

     1.   Whether the proposal excludes senior management and directors;

     2. Whether the equity proposed to be exchanged or repriced exceeded FMR's dilution thresholds when initially granted;

     3. Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

     4. The company's relative performance compared to other companies within the relevant industry or industries;

     5. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

     6. Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

     C.   Employee Stock Purchase Plans
            FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

     D.   Employee Stock Ownership Plans (ESOPs)
            FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.
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     E.   Executive Compensation
            FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

     F.   Bonus Plans and Tax Deductibility Proposals
            FMR will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.

V.   Anti-Takeover Provisions
            FMR will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

     A.   The Poison Pill includes the following features:

     1.   A sunset provision of no greater than 5 years;

     2. Linked to a business strategy that is expected to result in greater value for the shareholders;

     3. Requires shareholder approval to be reinstated upon expiration or if amended;

     4.   Contains a Permitted Bid Feature; and

     5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

     B. An Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or

     C. It is a fair price amendment that considers a two-year price history or less. FMR will generally vote in favor of proposals to eliminate Anti-Takeover Provisions. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer's Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI. Capital Structure / Incorporation
     A.   Increases in Common Stock
            FMR will generally vote against a provision to increase a Company's common stock if such increase will result in a total number of authorized shares greater than 3 times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where
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            an increase that will result in a total number of authorized shares up to 5 times the current number of outstanding and scheduled to be issued shares is generally acceptable.

     B.   New Classes of Shares
            FMR will generally vote against the introduction of new classes of stock with differential voting rights.
     C.   Cumulative Voting Rights
            FMR will generally vote against the introduction and in favor of the elimination of cumulative voting rights.
     D.   Acquisition or Business Combination Statutes
            FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

     E.   Incorporation or Reincorporation in Another State or Country
            FMR will generally vote against shareholder proposals calling for, or recommending that, a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII. Auditors
      . FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company's auditor. FMR will consider voting for such proposals in limited cases if, based upon
     A particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company's auditor.

      . FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company's auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company's auditor
     B due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company's board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor for audit or non-audit services for the company.
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VIII.Shares of Investment Companies

     A. When a Fidelity Fund invests in an underlying Fidelity fund, FMR will vote in the same proportion as all other shareholders of such underlying fund or class ("echo voting").

      . Certain Fidelity Funds may invest in shares of Fidelity Central Funds. Central Fund shares, which are B held exclusively by Fidelity funds or accounts managed by an FMR affiliate, will be voted in favor of proposals recommended by the Central Funds' Board of Trustees.

IX. Other
     A.   Voting Process
            FMR will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

     B.   Regulated Industries

          Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g., the Federal Reserve Board) for a determination under applicable law
          (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.

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                                                    T. Rowe Price Associates,
Inc.
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                          T. ROWE PRICE ASSOCIATES, INC
                        T. ROWE PRICE INTERNATIONAL, INC
                  T. ROWE PRICE GLOBAL INVESTMENT SERVICES, LTD
                   T. ROWE PRICE GLOBAL ASSET MANAGEMENT, LTD

                      PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES
      T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited ("T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("T. Rowe Price Funds") and by institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice.

      T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies.

      Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Consideration Given Management Recommendations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. The Policies and Procedures were

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developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, T. Rowe Price believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. However, the position of the company's management will not be supported in any situation where it is found to be not in the best interests of the client, and the portfolio manager may always elect to vote contrary to management when he or she believes a particular proxy proposal may adversely affect the investment merits of owning stock in a portfolio company.

ADMINISTRATION OF POLICIES AND PROCEDURES
      Proxy Committee. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate and social responsibility issues. The Proxy Committee also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Fund's Investment Advisory Committee or counsel client's portfolio manager.

      Investment Services Group. The Investment Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

      Proxy Administrator. The Investment Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
      In order to facilitate the proxy voting process, T. Rowe Price has retained RiskMetrics Group ("RMG"), formerly known as Institutional Shareholder Services ("ISS"), as an expert in the proxy voting and corporate governance area. RMG specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon RMG research in establishing T. Rowe Price's proxy voting guidelines, and many of our guidelines are consistent with RMG positions, T. Rowe Price deviates from RMG recommendations on some general policy issues and a number of specific proxy proposals.

Meeting Notification
      T. Rowe Price utilizes RMG's voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. RMG tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, RMG procures them from the appropriate custodian or proxy
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distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Governance Analytics, RMG's web-based application. RMG is also responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to T. Rowe Price upon request.

Vote Determination
      RMG provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues, and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the viewpoint of our clients.

      Portfolio managers may decide to vote their proxies consistent with T. Rowe Price's policies as set by the Proxy Committee and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose only to sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in his or her client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast in opposition to T. Rowe Price policy.

T. Rowe Price Voting Policies
      Specific voting guidelines have been adopted by the Proxy Committee for routine anti-takeover, executive compensation and corporate governance proposals, as well as other common shareholder proposals, and are available to clients upon request. The following is a summary of the significant T. Rowe Price policies:
      Election of Directors - T. Rowe Price generally supports slates with a majority of independent directors. T. Rowe Price withholds votes for outside directors that do not meet certain criteria relating to their independence and who serve on key board committees. We withhold votes from directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We also withhold votes for inside directors serving on key board committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for failing to establish a formal nominating committee. We support efforts to elect all board members annually because boards with staggered terms act as deterrents to takeover proposals. To strengthen boards' accountability to shareholders, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors.

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      Anti-takeover, Capital Structure and Corporate Governance Issues - T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. We also oppose proposals that give management a "blank check" to create new classes of stock with disparate rights and privileges. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company's auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

      Executive Compensation Issues - T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While we evaluate plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option grants based on a number of criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company's peer group. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock. For companies with particularly egregious pay practices such as excessive severance packages, perks, and bonuses (despite under- performance), or moving performance targets (to avoid poor payouts), we may withhold votes from compensation committee members.

      Mergers and Acquisitions - T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

      Social and Corporate Responsibility Issues - Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using RMG's proxy research. T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company's business or operations which have not been adequately addressed by management. T. Rowe Price may support well-targeted shareholder proposals that call for enhanced disclosure by companies on environmental and other public policy issues that are particularly relevant to their businesses.

      Global Portfolio Companies - RMG applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not necessarily appropriate for all markets. The Proxy Committee has reviewed RMG's general global policies and has developed international proxy voting guidelines which in most instances are consistent with RMG recommendations.

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      Votes Against Company Management - Where RMG recommends a vote against management on any particular proxy issue, the Proxy Administrator ensures that the portfolio manager reviews such recommendations before a vote is cast. Consequently, if a portfolio manager believes that management's view on a particular proxy proposal may adversely affect the investment merits of owning stock in a particular company, he/she votes contrary to management. Also, our research analysts present their voting recommendations in such situations to our portfolio managers.

      Index and Passively Managed Accounts - Proxy voting for index and other passively-managed portfolios is administered by the Investment Services Group using T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process.

      Divided Votes - In the unusual situation where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or T. Rowe Price Fund, the Investment Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against T. Rowe Price policy. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to T. Rowe Price policy.

      Shareblocking - Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price's policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

      Securities on Loan - The T. Rowe Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

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Vote Execution and Monitoring of Voting Process
      Once the vote has been determined, the Proxy Administrator enters votes electronically into RMG's Governance Analytics system. RMG then transmits the votes to the proxy agents or custodian banks and sends electronic confirmation to T. Rowe Price indicating that the votes were successfully transmitted.

      On a daily basis, the Proxy Administrator queries the Governance Analytics system to determine newly announced meetings and meetings not yet voted. When the date of the stockholders' meeting is approaching, the Proxy Administrator contacts the applicable portfolio manager if the vote for a particular client or Price Fund has not yet been recorded in the computer system.

      Should a portfolio manager wish to change a vote already submitted, the portfolio manager may do so up until the deadline for vote submission, which varies depending on the company's domicile.

Monitoring and Resolving Conflicts of Interest
      The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are pre-determined by the Proxy Committee using recommendations from RMG, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, the Proxy Committee reviews all proxy votes that are inconsistent with T. Rowe Price guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

      Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain T. Rowe Price funds that invest in

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other T. Rowe Price funds. In cases where the underlying fund of a T. Rowe Price fund-of -funds holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the fund-of-funds in the same proportion as the votes cast by the shareholders of the underlying funds.

REPORTING AND RECORD RETENTION
      Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods. All client requests for proxy information will be recorded and fulfilled by the Proxy Administrator.

      T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. Proxy statements received from issuers (other than those which are available on the SEC's EDGAR database) are kept by RMG in its capacity as voting agent and are available upon request. All proxy voting materials and supporting documentation are retained for six years.

Updated: March 2008

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                        Western Asset Management Company
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Procedure:                                       Proxy Voting
Departments Impacted:                            Investment Management,
                                                 Compliance, Investment Support,
                                                 Client Services
References:                                      WA Compliance Manual
                                                 -Section R - Proxy
                                                 Voting WAML
                                                 Compliance Manual -
                                                 Section 4.11 - Proxy
                                                 Voting Investment
                                                 Advisers Act Rule
                                                 206(4)-6 and Rule
                                                204-2 ERISA DOL
                                                Bulletin 94-2 C.F.R.
                                                2509.94-2
Effective:                                                 August 1, 2003

                                   Background

Western Asset Management Company ("WA") and Western Asset Management Company Limited ("WAML") (together "Western Asset") have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 ("Advisers Act"). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

                                     Policy

Western Asset's proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset's contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

                        Western Asset Management Company
                        385 East Colorado Blvd. Pasadena, CA 91101
                           o Tel: (626) 844-9400
                           o Fax: (626) 844-9450
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                                   Procedures

Responsibility and Oversight
The Western Asset Compliance Department ("Compliance Department") is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support ("Corporate Actions"). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority
Prior to August 1, 2003, all existing client investment management agreements ("IMAs") will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering
Registered owners of record, client custodians, client banks and trustees ("Proxy Recipients") that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting
Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:
     a.   Proxies are reviewed to determine accounts impacted.

     b.   Impacted   accounts  are  checked  to  confirm  Western  Asset  voting authority.

     c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

     d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client's proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

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     e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst's or portfolio manager's basis for their decision is documented and maintained by the Compliance Department.

     f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing
Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping
Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

     a.   A copy of Western Asset's policies and procedures.

     b.   Copies of proxy statements received regarding client securities.

     c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

     d. Each written client request for proxy voting records and Western Asset's written response to both verbal and written client requests.

     e.   A proxy log including:

          1.   Issuer name;

          2.   Exchange ticker symbol of the issuer's shares to be voted;

          3. Council on Uniform Securities Identification Procedures ("CUSIP") number for the shares to be voted;

          4.   A brief identification of the matter voted on;

          5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

          6.   Whether a vote was cast on the matter;

          7.   A record of how the vote was cast; and

          8. Whether the vote was cast for or against the recommendation of the issuer's management team.

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Records are maintained in an easily accessible place for five years, the first two in Western Asset's offices.

Disclosure
Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset's proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest
All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

     1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

     2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, "Voting Persons") is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

     3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

                                Voting Guidelines

Western Asset's substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company's board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.   Board Approved Proposals
The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

          1.   Matters relating to the Board of Directors

                                        4
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Table of Contents

            Western Asset votes proxies for the election of the company's nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

           . Votes are withheld for the entire board of directors if the board does not have a majority of a independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

          b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

          c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

          d. Votes are cast on a case-by-case basis in contested elections of directors.

          2.   Matters relating to Executive Compensation
            Western Asset generally favors compensation programs that relate executive compensation to a company's long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

          a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

          b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

          c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

           . Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under
          d the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

          3.   Matters relating to Capitalization
            The management of a company's capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company's capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

                                        5
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Table of Contents

     a. Western Asset votes for proposals relating to the authorization of additional common stock.

     b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

     c.   Western  Asset  votes  for  proposals   authorizing  share  repurchase
          programs.

     4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions Western Asset votes these issues on a case-by-case basis on board-approved transactions.

     5.   Matters relating to Anti-Takeover Measures

            Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

          a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

          b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

          6.   Other Business Matters
            Western Asset votes for board-approved proposals approving such routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

          a. Western Asset votes on a case-by-case basis on proposals to amend a company's charter or bylaws.

          b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.  Shareholder Proposals
SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of a company's corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:
            1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans. 2. Western Asset votes for shareholder proposals that are consistent with Western Asset's proxy voting guidelines for board-approved proposals.

                                        6
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Table of Contents

            3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies
Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.
            1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients' portfolios.
            2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.  Voting Shares of Foreign Issuers
In the event Western Asset is required to vote on securities held in foreign issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.
            1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management. 2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.
            3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated. 4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company's outstanding common stock where shareholders do not have preemptive rights, or
            (2) the issuance of common stock in excess of 100% of a company's outstanding common stock where shareholders have preemptive rights.

                          MET INVESTORS SERIES TRUST


                               Legg Mason Partners
                            Managed Assets Portfolio

                                  ANNUAL REPORT

                                DECEMBER 31, 2007

--------------------------------------------------------------------------------

February 1, 2008

LETTER TO POLICYHOLDERS:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets, were mixed with the Dow Jones Industrial Average up 8.9%, and the MSCI EAFE Index, which measures international equities, up 11.2% for the year while the Russell 2000 Index, which measures small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from the sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages you will find a complete review of your Portfolio and its investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

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LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO        FOR THE YEAR ENDED 12/31/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC, LEGG MASON GLOBAL ASSET ALLOCATION,
LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE

For the twelve-month year ended December 31, 2007, the Portfolio had a return of 6.34%, versus 7.25% for its benchmark, the Lehman Brothers Government/Credit Bond Index/1/, 5.49% for its benchmark S&P 500(R) Index/2/ and 4.53% for the benchmark Merrill Lynch All Qualities, All Convertibles Index/3/.

BATTERYMARCH FINANCIAL MANAGEMENT, INC. (EQUITY):

PORTFOLIO REVIEW

Despite a challenging period in the third quarter when stocks with good fundamentals suffered in the wake of sub-prime mortgage problems and deleveraging, relative performance was positive for the year. The primary source of outperformance was the impact of stock selection and, to a lesser degree, minor sector over and underweights relative to the benchmark. Performance in the fourth quarter was especially strong.

For the quarter and year, the dimensions of our stock selection model that were the most effective were the earnings growth, expectations and technical dimensions. The value and cash flow measures did not contribute, especially in the third quarter.

Stock selection was strong in all parts of the financials sector with the exception of real estate, which was essentially neutral. Stock selection was also strong in the services & distribution sector. Stock selection in the consumer staples sector was the greatest detractor.

An underweight to financials--banks benefited performance, as sub-prime woes led to negative returns for that sector. Overweights to energy and health care--services benefited as well, with returns in those sectors beating the benchmark return overall for the year.

CURRENT OUTLOOK/STRATEGY

Our models are still pointing towards stocks benefiting from global growth and away from consumer-related segments. We are finding attractive stocks particularly within health care-services, telecommunications and energy services. Sectors viewed as less attractive are financials-real estate, retailers, consumer services and transportation.

At year-end, your Portfolio remained broadly diversified and attractively valued compared with the benchmark, with a lower 12-month forward P/E, 13.6x vs. 14.1x, and a strong two-year forward earnings growth rate, 19.0% vs. 17.5%. Technology, energy and health care--services were the most overweighted sectors, while financials, industrials and consumer sectors were underweighted. Looking forward, your Portfolio is focused on stocks that rank attractively relative to their peers across the dimensions of our stock selection model.

WESTERN ASSET MANAGEMENT COMPANY (FIXED INCOME):

PERFORMANCE ATTRIBUTION

During the twelve-month period ended December 31, 2007, the Portfolio had a return of 6.34%, versus 7.25% for its benchmark, the Lehman Brothers Government/Credit Bond Index. Overweight exposure to the mortgage-backed sector detracted significantly from returns as spreads widened and volatility surged. An emphasis on lower quality credits was also a large negative factor as spreads spiked higher in the wake of the subprime lending crisis. On the positive side, a tactically driven duration posture contributed modestly to returns as bond yields oscillated in a relatively flat trend during the period. A curve-steepening strategy had a positive impact on performance as the spread between the two- and ten-year yields widened in the latter part of the period.

OUTLOOK AND STRATEGY

The depth and flexibility of financial markets are being tested. The financial industry is contending with the aftermath of a property bubble that has burst, and the system's capital base has been reduced by large write-downs. Trust in counterparties has been challenged. Lending channels remain obstructed, but, considering the complexity of a number of these impaired assets, losses are being recognized and risk re-allocated at a relatively rapid pace. Banks are aggressively identifying and marking to market impaired assets, and, in a number of high-profile cases, sacking those who led during the prelude to the crisis. Strains will surely persist through much of 2008, but the private sector has shown the resolve necessary to digest losses and return to profitability. More importantly, the Fed has responded astutely, if belatedly, with a combination of rate cuts and direct market intervention via term auctions. This latter tool had a major impact in December, helping to meaningfully ease the Treasury-Euro Dollar (TED) spread. Two more auctions have already been scheduled for January, and the Fed stands ready to inject additional liquidity "for as long as necessary to address elevated pressure in short-term funding markets."
--------
/1/ The Lehman Brothers Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Index does not include fees or expenses and is not available for direct investment.

/2/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Merrill Lynch All Convertible Index is an unmanaged market capitalization weighted index of U.S. convertible securities. Bonds and preferred stock within the index must be convertible only to common stock and have a market value or original par value at least $50 million. An investment cannot be made directly into an index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO        FOR THE YEAR ENDED 12/31/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC, LEGG MASON GLOBAL ASSET ALLOCATION,
LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------



We believe that a number of additional quarter-point cuts in the funds rate are appropriate given a slowing economy, but that the credit crisis will eventually pass without crippling the broader economy. Labor market conditions remain consistent with rising incomes, and the economy has so far successfully redeployed workers from those industries that are contracting, such as homebuilding, to industries that are expanding, such as healthcare. This is testament to the flexibility of U.S. markets, which have so far been able to make the necessary adjustments with less friction than in the past. Additionally, the U.S. economy is rebalancing within the context of the strongest global growth since the 1960s and a powerful rise in purchasing power within the emerging world. U.S. dollar weakness has already had a significant effect: the current account deficit has shrunk to 5% from 6% just a year ago, as exports growth has drastically increased while import growth has slowed to a trickle. Global investors, including sovereign wealth funds, are searching for value and have recently begun to take large stakes in the undervalued U.S. financial industry, helping to recapitalize the system in the process. Inflation recently showed a minor uptick, but we see little threat from rising prices and consider the media's use of the term "stagflation" overdone. If the economy does enter a recession, we believe it will be the result of a fall in household spending, not a negative productivity shock, which is a necessary condition for stagflation.

Nevertheless, risks remain for our base case scenario and we continue to run a slightly long duration position as a hedge against deeper economic dislocation and ongoing troubles within the spread sectors. It is difficult to determine how inflation expectations would react to aggressive monetary stimulus. Therefore, a moderate allocation to TIPS appears advantageous as a hedge against the possibility of rising inflation concerns. As an added hedge, most additional duration is being taken on short-dated rates in the belief that the curve would steepen should the Fed be forced to ease more aggressively.

Most corporate bonds are trading at depressed prices. Their spreads imply a higher probability of default compared to previous recessions, and higher than we think is likely this time. This is a direct result of the liquidity crisis and of the efforts of investors to de-lever their balance sheets, regardless of fundamental value. We are therefore maintaining exposure to select lower quality corporate issues for which our analysts suggest a full return on principal. Our largest sector overweight remains in mortgage-backed securities, particularly agency pass-throughs, since they are insulated from default risk and have traditionally performed well during times of slowing growth. We are also paying attention to non-agency deals. They have sold off en masse regardless of quality, seniority, credit enhancements, vintage or type. Banks have short-term liabilities backed by longer-term, illiquid mortgages, and they have been forced to sell at depressed prices as their liabilities mature. Non-agency bonds have suffered from an additional discount as investors have avoided these more complex deals for simpler, agency-backed structures. Our analysts continue to engage in deal-by-deal, bottom-up structural analysis and have concluded that a number of the highest quality, senior deals are now trading well below fair value. As uncertainty abates and volatility subsides--and as investors have more time to thoroughly evaluate the attributes of each deal--fair value should slowly be revealed.

CLEARBRIDGE ADVISORS, LLC (CONVERTIBLES):

PORTFOLIO REVIEW

The largest group contributor to Portfolio returns for the year was the health care sector, which was the fourth largest group in the Portfolio. This group was led by the convertible bonds of Biomarin Pharmaceutical, a biotechnology company focused on the development and commercialization of therapeutic enzyme products, and by the convertible bonds of MedImmune Inc., a biotechnology company focused on infectious diseases, inflammatory diseases and cancer, was acquired by AstraZeneca PLC in June.

The industrials sector, which remained the second largest group in the Portfolio for the year, was the second largest group contributor to Portfolio returns for the period, led by the convertible bonds of SunPower Corp., a company focused on the design and manufacturing of silicon solar cells, and by the convertible bonds of Actuant Corp., a maker of industrial tools and supplies.

The poorest group contributor to Portfolio returns for the year was the financial sector, which grew from being the fourth largest group in the Portfolio at the beginning of the quarter to be the third largest at quarter end. The worst individual performance in the sector came from the convertible securities of Countrywide Financial Corp., a diversified mortgage banking company that was also affected by credit market conditions and weak real estate markets, followed by E*Trade Financial Corp., a financial services company that was affected by the turmoil in the credit markets.

The second worst contributor to Portfolio returns was the consumer discretionary sector, which remained the fifth largest sector in the Portfolio for the period, led by the securities of Beazer Homes USA, a home builder hurt by the slowdown in the housing market and the accompanying credit market conditions, followed by the convertible securities of Six Flags Inc., an operator of regional theme parks in North America.

CURRENT OUTLOOK/STRATEGY

While we anticipate further market choppiness and volatility in the first half of 2008, we believe that the economic slowdown will be short-lived as the Fed continues to cut rates and U.S. corporations benefit from a strong global economy. Notwithstanding certain financial institutions with exposure to the sub-prime residential mortgage market, corporate balance sheets remain well capitalized, which should allow spending by U.S. businesses to continue.

The convertible asset class held-up quite well in the recent turmoil. Secondary trading remained relatively liquid and new issues continued to come to market during the credit crisis--while some other asset classes seized up. We believe that the recent pull-back in U.S. equity markets and the increase in yields on corporate bonds have created a very compelling investment opportunity for convertible securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO        FOR THE YEAR ENDED 12/31/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC, LEGG MASON GLOBAL ASSET ALLOCATION,
LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------



TEAM MANAGED

BATTERYMARCH FINANCIAL MANAGEMENT, INC.

Yu-Nien (Charles) Ko, CFA, is a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and co-director and senior portfolio manager of the U.S. investment team in 2006. Mr. Ko has seven years of investment experience.

Stephen A. Lanzendorf, CFA, is a Co-Director and Senior Portfolio Manager of the Batterymarch U.S. investment team. He joined Batterymarch in 2006. Mr. Lanzendorf is an experienced quantitative strategist with 22 years of investment experience. He previously held responsibilities at Independence Investments and The Colonial Group and is a member of the Chicago Quantitative Alliance and the Boston Security Analysts Society.

CLEARBRIDGE ADVISORS, LLC

Mr. Peter D. Luke is responsible for managing the investment of the Portfolio's assets in convertible securities. Mr. Luke, Director, is a senior portfolio manager for U.S. convertible strategies for ClearBridge. Mr. Luke has over 40 years of industry experience. He joined ClearBridge or its predecessor companies in 2001. Prior to that time, he was a convertible portfolio manager for General Motors Investment Management Corporation from 1989.

LEGG MASON GLOBAL ASSETS ALLOCATION, LLC

Mr. Steven Bleiberg is Head of Global Asset Allocation for Legg Mason. He joined the organization in 2003 from Credit Suisse Asset Management, where he was an international equity portfolio manager and chairman of CSAM's Global Equity Strategy Group. Before that, Mr. Bleiberg was portfolio manager at Matrix Capital Management, where he managed the firm's active equity assets.

Mr. Andrew Purdy serves as Portfolio Manager, Asset Allocation Strategies for Legg Mason Global Asset Allocation, LLC. He is responsible for coordination and implementation of asset allocation strategies. He has 14 years of investment experience.

WESTERN ASSET MANAGEMENT COMPANY

A team of investment professionals at Western Asset manages the portion of the Portfolio's assets allocated to Western Asset. The team includes portfolio managers, sector specialists and other investment professionals. Mr. S. Kenneth Leech and Mr. Stephen A. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the Portfolio's investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Mr. Mark Lindbloom, Mr. Carl Eichstaedt and Mr. Frederick Marki are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

S. Kenneth Leech has been employed as a portfolio manager for Western Asset for the past five years and has been the Chief Investment Officer of Western Asset since 1990.

Stephen A. Walsh has been employed as a portfolio manager of Western Asset for the past five years. Mr. Walsh has been Deputy Chief Investment Officer of Western Asset since 1991.

Carl L. Eichstaedt has been a portfolio manager for Western Asset since 1991.

Mark Lindbloom joined Western Asset in 2006 as a portfolio manager. Prior to this, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc. and a senior portfolio manager responsible for managing its Mortgage/Corporate Group, and was associated with Citigroup, Inc. or its predecessor companies since 1986.

Frederick Marki joined Western Asset in 2006 as a portfolio manager. Prior to this, Mr. Marki was a director of Salomon Brothers Asset Management Inc. and a senior portfolio manager responsible for managing Treasury/Agency portfolios, and was associated with Citigroup Inc. or its predecessor companies since 1991.

The views expressed above are those of the investment subadvisory firms and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/07

                                                                      Percent of
     Description                                                Net Assets
     ---------------------------------------------------------------------
     Federal National Mortgage Assoc. (6.000%, due TBA)           3.57%
     ---------------------------------------------------------------------
     U.S. Treasury Note (7.500%, due 11/15/16)                    2.98%
     ---------------------------------------------------------------------
     Exxon Mobil Corp.                                            2.32%
     ---------------------------------------------------------------------
     U.S. Treasury Note (4.625%, due 02/15/17)                    1.76%
     ---------------------------------------------------------------------
     Government National Mortgage Assoc. (6.000%, due 06/15/36)   1.51%
     ---------------------------------------------------------------------
     Microsoft Corp.                                              1.47%
     ---------------------------------------------------------------------
     Chevron Corp.                                                1.23%
     ---------------------------------------------------------------------
     AT&T, Inc.                                                   1.22%
     ---------------------------------------------------------------------
     U.S. Treasury Bond (6.000%, due 02/15/26)                    1.19%
     ---------------------------------------------------------------------
     Wal-Mart Stores, Inc.                                        0.97%
     ---------------------------------------------------------------------

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LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO        FOR THE YEAR ENDED 12/31/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC, LEGG MASON GLOBAL ASSET ALLOCATION,
LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/07

                                     [CHART]

Common Stock                                          54.8%
Asset-Backed Securities                                1.1%
Foreign Bonds & Debt Securities                        1.4%
Convertible Preferred Stocks                           0.5%
Convertible Bonds                                      3.8%
Domestic Bonds & Debt Securities                      18.6%
U.S. Government Agency Mortgage Backed Securities      8.8%
U.S. Government & Agency Obligations                  11.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO        FOR THE YEAR ENDED 12/31/07
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC, LEGG MASON GLOBAL ASSET ALLOCATION,
LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS - CONTINUED

--------------------------------------------------------------------------------

            LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC., CLEARBRIDGE ADVISORS, LLC, LEGG MASON
 GLOBAL ASSET ALLOCATION, LLC AND WESTERN ASSET MANAGEMENT COMPANY VS. LEHMAN
                 BROTHERS GOVERNMENT/CREDIT BOND INDEX/1/ AND
                               S&P 500(R) INDEX/2/
                            Growth Based on $10,000+

                                     [CHART]

                                           Lehman Gov't /
                  Fund     S&P 500 Index  Credit Bond Index
                  ----     -------------  -----------------
  12/31/1997    $12,131      $10,000          $10,000
  12/31/1998     14,732       12,858           10,947
  12/31/1999     16,827       15,563           10,712
  12/31/2000     16,554       14,146           11,980
  12/31/2001     15,713       12,465           12,999
  12/31/2002     14,362       9,710            14,432
  12/31/2003     17,519       12,495           15,107
  12/31/2004     19,172       13,855           15,743
  12/31/2005     19,909       14,535           16,112
  12/31/2006     22,061       16,830           16,724
  12/31/2007     23,459       17,754           17,936

    -------------------------------------------------------------
                                Average Annual Return/3/
                             (for the year ended 12/31/07)
    -------------------------------------------------------------
                                                        Since
                        1 Year 3 Year 5 Year 10 Year Inception/4/
    -------------------------------------------------------------
    Legg Mason Partners
    Managed Assets
--  Portfolio--Class A  6.34%  6.96%  10.31%  6.82%     8.90%
    -------------------------------------------------------------
    Lehman Brothers
    Government/Credit
--  Bond Index/1/       7.25%  4.44%   4.44%  6.01%     8.44%
    -------------------------------------------------------------
- - S&P 500(R) Index/2/ 5.49%  8.62%  12.83%  5.91%    12.43%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Lehman Brothers Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception of Class A shares is 4/08/1983. Index returns are based on an inception date of 4/30/1983.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2007 through December 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing cost only. Therefore, the second line of the table is useful in the comparing ongoing cost only, and will not help you determine the relative TOTAL costs of owning different funds.

                                              BEGINNING     ENDING        EXPENSES PAID
                                              ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                              7/1/07        12/31/07      7/1/07-12/31/07
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                        $1,000.00     $1,011.80        $3.30
  Hypothetical (5% return before expenses)       1,000.00      1,021.93         3.31
--------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.65% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 19.5% AIRLINES - 0.1% Continental
      Airlines, Inc.
        5.983%, due 04/19/22.................. $    300,000 $     280,500
      Delta Air Lines, Inc.
        6.821%, due 08/10/22 (144A)(a)........      100,000        96,000
                                                            -------------
                                                                         376,500
                                                            -------------
      ASSET-BACKED SECURITIES - 1.1%
      Bayview Commercial Asset Trust
        5.135%, due 04/25/36
        (144A)(a)(b)..........................      827,042       785,913
       5.095%, due 07/25/36
         (144A)(a)(b).........................      895,388       815,511
      Chase Funding Mortgage Loan Asset-Backed
        Certificates, Series 2002-2, Class 1A5
        5.833%, due 04/25/32..................      310,809       310,477
      Countrywide Asset-Backed Certificates
        5.315%, due 03/25/47
        (144A)(a)(b)..........................      752,276       674,697
      Terwin Mortgage Trust
        4.750%, due 10/25/37..................      192,612       173,894
                                                            -------------
                                                                       2,760,492
                                                            -------------

      AUTOMOBILES - 0.3%
      DaimlerChrysler North America Holding
        Corp. 7.300%, due 01/15/12............      360,000       384,135
      Ford Motor Co.
        7.450%, due 07/16/31(c)...............      530,000       396,175
                                                            -------------
                                                                         780,310
                                                            -------------
      BIOTECHNOLOGY - 0.0%
      FMC Finance III S.A.
        6.875%, due 07/15/17 (144A)(a)........       90,000        90,450
                                                            -------------
      CAPITAL MARKETS - 1.0%
      Bear Stearns Cos., Inc. (The)
        5.550%, due 01/22/17(c)...............      380,000       341,146
       6.400%, due 10/02/17...................      240,000       232,291
      Goldman Sachs Capital II
        5.793%, due 12/29/49..................       10,000         8,912
      Goldman Sachs Group, Inc.
        5.625%, due 01/15/17(c)...............      650,000       635,882
      Lehman Brothers Holdings Capital Trust V
        5.857%, due 11/29/49..................       20,000        17,842
      Lehman Brothers Holdings, Inc.
        6.500%, due 07/19/17..................      530,000       537,231
      Morgan Stanley
        5.050%, due 01/21/11..................      600,000       600,351
       5.659%, due 10/18/16(b)................       80,000        74,769
                                                            -------------
                                                                       2,448,424
                                                            -------------

      ----------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      ----------------------------------------------------------------------

      CHEMICALS - 0.0%
      Westlake Chemical Corp.
        6.625%, due 01/15/16.................. $     40,000 $      38,000
                                                            -------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 1.7%
      American Home Mortgage Investment Trust
        5.294%, due 06/25/45(b)...............      563,049       561,950
      Countrywide Alternative Loan Trust
        5.105%, due 12/25/46(b)...............      888,026       804,247
      European Investment Bank
        4.625%, due 03/21/12..................      120,000       122,997
      Indymac Index Mortgage Loan Trust
        5.175%, due 06/25/34(b)...............      170,149       162,591
      Lake Country Mortgage Loan Trust
        4.995%, due 07/25/34
        (144A)(a)(b)..........................      312,075       306,080
      Merrill Lynch/Countrywide Commercial
        Mortgage Trust
        5.485%, due 03/12/51..................      220,000       221,835
      Morgan Stanley Capital I
        5.332%, due 12/15/43..................      510,000       510,201
      Wachovia Bank Commercial Mortgage Trust
        4.935%, due 04/15/42..................      260,000       252,206
      Washington Mutual, Inc.
        5.942%, due 09/25/36..................      261,829       264,719
      Wells Fargo Mortgage Backed Securities
        Trust 3.541%, due 09/25/34(b).........    1,000,000       987,851
                                                            -------------
                                                                       4,194,677
                                                            -------------
      COMMERCIAL BANKS - 1.5%
      BAC Capital Trust XIV
        5.630%, due 12/31/49..................      150,000       133,232
      Banc of America Commercial Mortgage,
        Inc., Series 2004-6, Class AJ
        4.870%, due 12/10/42..................      450,000       422,146
      Glitnir Banki HF
        6.330%, due 07/28/11 (144A)(a)........      100,000        97,837
       6.375%, due 09/25/12 (144A)(a).........      100,000        98,195
       6.693%, due 06/15/16 (144A)(a).........      230,000       231,875
      Rabobank Capital Fund Trust III
        5.254%, due 12/31/16 (144A)(a)........      200,000       179,310
      RBS Capital Trust I
        4.709%, due 12/29/49..................      300,000       270,256
      Royal Bank of Scotland Group Plc
        5.050%, due 01/08/15(c)...............      300,000       293,041
      Royal Bank of Scotland Group Plc (ADR)
        7.640%, due 03/31/49..................      100,000       102,985
      RSHB Capital (Russian Agricultural Bank)
        S.A. 6.299%, due 05/15/17
        (144A)(a).............................      260,000       247,000
      Santander Issuances, S.A. Unipersonal
        5.805%, due 06/20/16 (144A)(a)........      170,000       173,625

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                  PAR         VALUE
        DESCRIPTION                              AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        COMMERCIAL BANKS - CONTINUED Shinsei Finance Cayman, Ltd.
          6.418%, due 01/29/49 (144A)(a)..... $    200,000 $     170,063
        SunTrust Capital VIII
          6.100%, due 12/15/36...............      260,000       217,036
        Wachovia Bank North America
          4.800%, due 11/01/14...............      200,000       190,389
         5.258%, due 11/03/14(b).............      700,000       696,578
        Wells Fargo Capital X
          5.950%, due 12/15/36...............      100,000        93,637
                                                           -------------
                                                                       3,617,205
                                                           -------------
        COMMERCIAL SERVICES & SUPPLIES - 0.4% Intergas Finance B.V.
          6.375%, due 05/14/17 (144A)(a).....      260,000       234,000
        TNK-BP Finance S.A.
          7.500%, due 07/18/16 (144A)(a).....      190,000       184,537
         7.875%, due 03/13/18 (144A)(a)......      100,000        99,250
        Waste Management, Inc.
          6.375%, due 11/15/12...............      370,000       391,617
                                                           -------------
                                                                         909,404
                                                           -------------
        COMPUTERS & PERIPHERALS - 0.0% Electronic Data Systems Corp.
          7.125%, due 10/15/09...............       10,000        10,327
                                                           -------------
        CONSUMER FINANCE - 1.5% American Express Co.
          6.800%, due 09/01/66...............      400,000       406,245
        Capital One Bank
          5.000%, due 06/15/09...............      310,000       307,254
        Capital One Financial Corp.
          5.500%, due 06/01/15...............       80,000        73,899
        Ford Motor Credit Co. LLC
          7.375%, due 10/28/09...............    1,400,000     1,318,285
         5.700%, due 01/15/10................      100,000        90,139
         9.750%, due 09/15/10................      270,000       257,783
        General Motors Acceptance Corp.
          5.125%, due 05/09/08(c)............       40,000        39,561
         7.324%, due 12/01/14................       50,000        47,828
        GMAC LLC
          8.000%, due 11/01/31(c)............      200,000       168,174
         6.625%, due 05/15/12................    1,020,000       848,705
                                                           -------------
                                                                       3,557,873
                                                           -------------
        DIVERSIFIED FINANCIAL SERVICES - 3.8% Aiful Corp.
          5.000%, due 08/10/10 (144A)(a).....      200,000       196,399
        AIG SunAmerica Global Financing VII
          5.850%, due 08/01/08 (144A)(a).....      400,000       401,135
        American General Finance Corp.
          3.875%, due 10/01/09...............      800,000       791,065

     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     DIVERSIFIED FINANCIAL SERVICES - CONTINUED Bank of America Corp.
       5.375%, due 08/15/11 - 06/15/14.......... $    270,000 $     273,349
     Citigroup, Inc. 6.125%, due 08/25/36.......      810,000       769,161
     Credit Suisse First Boston USA, Inc.
       6.125%, due 11/15/11.....................      140,000       145,801
     Credit Suisse Guernsey, Ltd.
       5.860%, due 05/29/49.....................      250,000       224,189
     General Electric Capital Corp.
       5.450%, due 01/15/13.....................       40,000        41,272
      6.375%, due 11/15/67......................      330,000       341,342
     Glen Meadow Pass-Through Trust
       6.505%, due 02/12/67 (144A)(a)...........      100,000        93,763
     Goldman Sachs Capital I, Capital Securities
       6.345%, due 02/15/34.....................      200,000       181,167
     Goldman Sachs Group, Inc.
       4.500%, due 06/15/10.....................      130,000       129,647
     HSBC Finance Corp.
       6.375%, due 10/15/11.....................    1,100,000     1,134,302
     JPMorgan Chase & Co.
       5.250%, due 05/01/15.....................      400,000       390,680
      5.125%, due 09/15/14......................      360,000       353,358
      5.150%, due 10/01/15......................      190,000       183,541
     JPMorgan Chase Commercial Mortgage
       Securities Corp.
       Series 2004-C3, Class AJ
       4.922%, due 01/15/42.....................      600,000       563,495
      Series 2005-LDP4, Class AM
        4.999%, due 10/15/42....................      430,000       411,807
     Kaupthing Bank 5.938%, due 04/12/11
       (144A)(a)(b).............................      290,000       283,099
     Lehman Brothers Holdings, Inc.
       6.200%, due 09/26/14.....................       60,000        61,192
      6.691%, due 09/15/22(b)...................      600,000       593,537
     Merrill Lynch & Co., Inc. Series C
       4.250%, due 02/08/10.....................      170,000       166,733
      5.000%, due 01/15/15(c)...................      170,000       160,547
      6.110%, due 01/29/37......................      730,000       646,765
     Resona Preferred Global Securities Cayman,
       Ltd. 7.191%, due 12/29/49 (144A)(a)......      120,000       119,238
     SLM Corp. 5.000%, due 10/01/13.............      160,000       140,410
      5.375%, due 05/15/14......................      385,000       342,740
      5.050%, due 11/14/14......................       40,000        34,622
      5.000%, due 04/15/15(c)...................       10,000         8,541
      5.625%, due 08/01/33......................       30,000        23,257
                                                              -------------
                                                                       9,206,154
                                                              -------------
     DIVERSIFIED TELECOMMUNICATION SERVICES - 1.2% Citizens Communications Co.
       7.125%, due 03/15/19.....................       20,000        19,100
      7.875%, due 01/15/27......................       35,000        33,513

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      DIVERSIFIED TELECOMMUNICATION SERVICES - CONTINUED
      Deutsche Telekom International Finance BV
        8.250%, due 03/23/16................... $    330,000 $     412,932
      France Telecom S.A.
        8.500%, due 03/01/31...................      150,000       195,062
      Qwest Corp.
        6.875%, due 09/15/33(c)................       40,000        37,100
       7.500%, due 10/01/14....................       30,000        30,600
      Royal KPN N.V. 8.000%, due 10/01/10......      350,000       375,595
      SBC Communications, Inc.
        6.450%, due 06/15/34...................      300,000       310,193
      Sprint Capital Corp.
        8.375%, due 03/15/12...................      560,000       607,031
      Telecom Italia Capital S.A.
        5.250%, due 10/01/15...................      200,000       195,155
       6.000%, due 09/30/34....................      240,000       234,141
      Verizon Global Funding Corp.
        7.375%, due 09/01/12...................      120,000       132,625
      Verizon New York, Inc.
        6.875%, due 04/01/12...................      270,000       286,735
      Windstream Corp.
        8.625%, due 08/01/16...................       50,000        52,750
                                                             -------------
                                                                       2,922,532
                                                             -------------
      ELECTRIC UTILITIES - 0.9% Duke Energy Corp.
        5.625%, due 11/30/12...................      170,000       176,629
      Exelon Corp. 5.625%, due 06/15/35........      205,000       183,675
      FirstEnergy Corp.
        6.450%, due 11/15/11...................      250,000       258,373
       7.375%, due 11/15/31....................      525,000       577,740
      Pacific Gas & Electric Co.
        6.050%, due 03/01/34...................      210,000       210,336
       5.800%, due 03/01/37....................       20,000        19,352
      SP PowerAssets, Ltd. 5.000%, due 10/22/13
        (144A)(a)..............................      700,000       678,577
                                                             -------------
                                                                       2,104,682
                                                             -------------
      FOOD & STAPLES RETAILING - 0.3%
      CVS Caremark Corp. 6.943%, due 01/10/30
        (144A)(a)..............................      410,000       412,376
      Wal-Mart Stores, Inc.
        5.800%, due 02/15/18(c)................      260,000       268,930
                                                             -------------
                                                                         681,306
                                                             -------------
      GAS UTILITIES - 0.1%
      Transocean, Inc. 5.250%, due 03/15/13....      260,000       260,870
                                                             -------------
      HEALTH CARE PROVIDERS & SERVICES - 0.2% Cardinal Health, Inc.
        5.850%, due 12/15/17...................      220,000       220,732
      HCA, Inc. 5.750%, due 03/15/14...........      358,000       298,930
      WellPoint, Inc. 5.875%, due 06/15/17.....       10,000        10,086
                                                             -------------
                                                                         529,748
                                                             -------------

        ------------------------------------------------------------------
        SECURITY                                 PAR         VALUE
        DESCRIPTION                             AMOUNT      (NOTE 2)
        ------------------------------------------------------------------

        HOTELS, RESTAURANTS & LEISURE - 0.0%
        MGM Mirage 7.625%, due 01/15/17..... $    120,000 $     119,100
                                                          -------------
        INDUSTRIAL-DIVERSIFIED - 0.3% Tyco International Group S.A.
          6.000%, due 11/15/13..............      630,000       648,335
                                                          -------------
        INDUSTRIAL CONGLOMERATES - 0.1% General Electric Co.
          5.000%, due 02/01/13..............      250,000       253,462
                                                          -------------
        INSURANCE - 0.3%
        American International Group, Inc.
          5.850%, due 01/16/18..............       30,000        30,253
         6.250%, due 03/15/37...............       50,000        44,861
        Berkshire Hathaway Finance Corp.
          4.750%, due 05/15/12..............      230,000       233,111
        Travelers Cos., Inc. (The)
          6.250%, due 03/15/37..............      390,000       366,361
                                                          -------------
                                                                         674,586
                                                          -------------
        MEDIA - 0.7%
        Clear Channel Communications, Inc.
          6.250%, due 03/15/11..............      190,000       172,071
        Comcast Cable Communications, Inc.
          8.875%, due 05/01/17..............      880,000     1,050,973
        Comcast Corp. 6.500%, due 01/15/17..       10,000        10,444
        EchoStar DBS Corp.
          7.000%, due 10/01/13..............       60,000        60,900
        News America, Inc.
          6.200%, due 12/15/34..............       20,000        19,780
         6.650%, due 11/15/37 (144A)(a).....       10,000        10,349
        Time Warner Cos., Inc.
          7.625%, due 04/15/31..............      260,000       288,544
                                                          -------------
                                                                       1,613,061
                                                          -------------
        METALS & MINING - 0.2% Freeport McMoRan Copper & Gold, Inc.
          8.375%, due 04/01/17..............       10,000        10,750
        Steel Dynamics, Inc.
          7.375%, due 11/01/12 (144A)(a)....       15,000        15,150
         6.750%, due 04/01/15 (144A)(a).....       45,000        43,650
        Vale Overseas, Ltd.
          6.875%, due 11/21/36..............      335,000       340,565
                                                          -------------
                                                                         410,115
                                                          -------------
        OIL, GAS & CONSUMABLE FUELS - 1.7%
        Anadarko Finance Co., Series B
          6.750%, due 05/01/11..............      110,000       116,391
         7.500%, due 05/01/31...............       90,000       101,483
        Anadarko Petroleum Corp.
          6.450%, due 09/15/36..............      300,000       306,506
        Chesapeake Energy Corp.
          6.375%, due 06/15/15(c)...........       20,000        19,450

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     OIL, GAS & CONSUMABLE FUELS - CONTINUED
     ConocoPhillips Holding Co.
       6.950%, due 04/15/29..................... $    615,000 $     704,448
     Credit Suisse Mortgage Capital Certificates
       5.467%, due 09/15/39.....................      370,000       373,574
     Gaz Capital (GAZPROM)
       6.212%, due 11/22/16 (144A)(a)...........      240,000       230,856
      6.510%, due 03/07/22 (144A)(a)............      130,000       123,916
     Kerr-McGee Corp.
       6.950%, due 07/01/24.....................       90,000        96,378
      7.875%, due 09/15/31......................       40,000        47,835
     Kinder Morgan Energy Partners LP
       5.125%, due 11/15/14.....................      200,000       195,148
      6.300%, due 02/01/09......................       10,000        10,132
      6.750%, due 03/15/11......................       30,000        31,494
      6.000%, due 02/01/17......................       20,000        20,033
     Peabody Energy Corp.
       6.875%, due 03/15/13.....................       20,000        20,200
     Pemex Project Funding Master Trust
       6.625%, due 06/15/35.....................      305,000       323,005
     Petrobras International Finance Co.
       6.125%, due 10/06/16.....................      180,000       184,500
     SMFG Preferred Capital
       6.078%, due 01/29/49 (144A)(a)...........      340,000       314,915
     TXU Corp.
       5.550%, due 11/15/14.....................       70,000        56,223
      6.500%, due 11/15/24......................       10,000         7,344
      6.550%, due 11/15/34(c)...................       70,000        51,010
     Williams Cos., Inc.
       7.875%, due 09/01/21.....................       90,000       100,237
      7.500%, due 01/15/31......................       50,000        54,000
      7.750%, due 06/15/31......................      265,000       291,500
      8.750%, due 03/15/32......................       10,000        12,275
     XTO Energy, Inc. 6.100%, due 04/01/36......      240,000       235,069
                                                              -------------
                                                                       4,027,922
                                                              -------------
     PAPER & FOREST PRODUCTS - 0.1% Weyerhaeuser Co.
       6.750%, due 03/15/12.....................      210,000       220,730
                                                              -------------
     PHARMACEUTICALS - 0.2%
     Wyeth 5.950%, due 04/01/37.................      500,000       503,353
                                                              -------------
     REAL ESTATE - 0.0% Ventas Realty LP/Ventas Capital Corp.
       6.750%, due 04/01/17.....................       60,000        59,700
                                                              -------------
     REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.5%
     GMAC Mortgage Corp. Loan Trust
       5.105%, due 10/25/34(b)..................      787,635       724,624
     iStar Financial, Inc. (REIT)
       6.000%, due 12/15/10.....................      300,000       273,274
     Thornburg Mortgage Securities Trust
       4.975%, due 06/25/46(b)..................      255,005       253,658
                                                              -------------
                                                                       1,251,556
                                                              -------------

       --------------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       --------------------------------------------------------------------

       ROAD & RAIL - 0.1%
       Landsbanki Islands HF
         6.100%, due 08/25/11 (144A)(a)...... $    320,000 $     315,633
                                                           -------------
       THRIFTS & MORTGAGE FINANCE - 0.8% Countrywide Financial Corp.
         5.076%, due 06/18/08(b).............       90,000        79,622
        5.384%, due 01/05/09(b)..............       70,000        55,471
       Indymac Index Mortgage Loan Trust
         5.403%, due 10/25/35................      392,036       387,803
       Residential Capital Corp.
        7.814%, due 04/17/09(b)..............       20,000        14,300
        7.500%, due 02/22/11.................      865,000       542,788
       Residential Capital LLC
        7.615%, due 05/22/09(b)..............       50,000        35,750
        8.000%, due 06/01/12.................       10,000         6,200
       Washington Mutual Bank F.A.
         5.125%, due 01/15/15................      400,000       339,283
       Washington Mutual Master Note Trust
         5.058%, due 09/15/13
         (144A)(a)(b)........................      470,000       464,834
                                                           -------------
                                                                       1,926,051
                                                           -------------
       TOBACCO - 0.3%
       Altria Group, Inc.
         5.625%, due 11/04/08................      700,000       704,114
       Reynolds American, Inc.
         6.750%, due 06/15/17................       70,000        72,240
                                                           -------------
                                                                         776,354
                                                           -------------
       WIRELESS TELECOMMUNICATION SERVICES - 0.1%
       America Movil S.A.B. de C.V.
         5.625%, due 11/15/17................       90,000        88,389
       Nextel Communications, Inc., Series E
         6.875%, due 10/31/13................      150,000       147,890
                                                           -------------
                                                                         236,279
                                                           -------------
       Total Domestic Bonds & Debt Securities
       (Cost $48,704,327)                                     47,525,191
                                                           -------------
       U.S. GOVERNMENT & AGENCY OBLIGATIONS - 19.7% Federal Agricultural
       Mortgage Corp.
         5.125%, due 04/19/17 (144A)(a)......      400,000       415,228
       Federal Home Loan Mortgage Corp.
         4.875%, due 11/15/13(c).............      500,000       522,031
        5.500%, due 07/15/36(c)..............      360,000       395,652
        5.814%, due 02/01/37(b)..............      160,298       163,083
        5.944%, due 05/01/37(b)..............      442,526       448,800
        5.948%, due 05/01/37(b)..............      368,772       374,318
        6.000%, due 09/01/37 - 01/01/38......    1,942,570     1,971,884
       Federal National Mortgage Assoc.
         6.500%, due 12/01/27................       18,575        19,301
        6.000%, due 03/01/28.................      418,461       427,310
        5.500%, due 08/01/28.................       95,052        95,469
        5.000%, due 09/01/35 - 01/01/37......    2,757,422     2,692,143

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                  PAR         VALUE
        DESCRIPTION                              AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         5.135%, due 09/01/35(b)............. $    530,464 $     539,645
         5.000%, due TBA(d)..................      400,000       390,312
         6.000%, due TBA(d)..................    8,900,000     9,104,076
        Government National Mortgage Assoc.
          9.000%, due 11/15/19...............       11,309        12,243
         6.000%, due 06/15/36................    3,583,868     3,670,480
        Tennessee Valley Authority
          5.980%, due 04/01/36...............      430,000       490,708
        U.S. Treasury Bond
          6.250%, due 08/15/23(c)............      910,000     1,089,797
         8.875%, due 08/15/17(c).............      470,000       646,837
         6.000%, due 02/15/26(c).............    2,440,000     2,888,352
         5.000%, due 05/15/37(c).............      800,000       872,188
        U.S. Treasury Inflation Index Bond
          2.375%, due 04/15/11 - 01/15/27(c).      737,542       778,126
         2.625%, due 07/15/17(c).............    1,108,833     1,196,760
         2.000%, due 01/15/26(c).............      199,998       199,248
        U.S. Treasury Inflation Index Note
          2.000%, due 01/15/16(c)............      399,996       410,621
         0.875%, due 04/15/10(c).............       88,225        87,956
         2.500%, due 07/15/16(c).............       82,761        88,283
        U.S. Treasury Note
          4.625%, due 07/31/12 - 02/15/17(c).    4,370,000     4,571,336
         3.750%, due 05/15/08(c).............       10,000        10,015
         4.500%, due 09/30/11 - 03/31/12(c)..    1,580,000     1,648,935
         5.125%, due 05/15/16(c).............    1,900,000     2,057,048
         7.500%, due 11/15/16(c).............    5,770,000     7,244,506
         4.250%, due 11/15/17(c).............    2,160,000     2,198,308
                                                           -------------
        Total U.S. Government & Agency
        Obligations
        (Cost $46,115,717)                                    47,720,999
                                                           -------------

        FOREIGN BONDS & DEBT SECURITIES - 1.4%
        FRANCE - 0.9%
        France Government Bond OAT
          3.750%, due 04/25/17(e)............    1,550,000     2,154,537
                                                           -------------
        LUXEMBOURG - 0.1%
        Telecom Italia Capital S.A.
          4.000%, due 01/15/10...............      300,000       293,971
                                                           -------------
        MEXICO - 0.3%
        Mexico Government International Bond
          6.750%, due 09/27/34...............      715,000       791,505
                                                           -------------
        RUSSIA - 0.1%
        Russian Federation
          7.500%, due 03/31/30...............      188,100       215,804
                                                           -------------
        UNITED KINGDOM - 0.0%
        HBOS Capital Funding LP
          6.071%, due 06/30/49 (144A)(a).....       50,000        46,846
                                                           -------------
        Total Foreign Bonds & Debt Securities
        (Cost $3,385,456)                                      3,502,663
                                                           -------------

        -------------------------------------------------------------------
        SECURITY                                  PAR         VALUE
        DESCRIPTION                              AMOUNT      (NOTE 2)
        -------------------------------------------------------------------

        CONVERTIBLE BONDS - 3.8%
        AEROSPACE & DEFENSE - 0.2%
        AAR Corp. 1.750%, due 02/01/26....... $    150,000 $     215,812
        DRS Technologies, Inc.
          2.000%, due 02/01/26 (144A)(a).....      125,000       136,406
        Orbital Sciences Corp.
          2.438%, due 01/15/27 (144A)(a).....      125,000       154,063
         2.438%, due 01/15/27................       25,000        30,813
                                                           -------------
                                                                         537,094
                                                           -------------
        BIOTECHNOLOGY - 0.2%
        BioMarin Pharmaceutical, Inc.
          2.500%, due 03/29/13(c)............      100,000       225,125
        Gilead Sciences, Inc.
          0.625%, due 05/01/13...............      100,000       134,750
        Incyte Corp. 3.500%, due 02/15/11(c).      125,000       123,437
                                                           -------------
                                                                         483,312
                                                           -------------
        CAPITAL MARKETS - 0.1% Affiliated Managers Group, Inc.
          4.530%, due 02/25/33(b)............       50,000       146,675
        Merrill Lynch & Co., Inc.
          0.000%, due 03/13/32(f)............      150,000       163,005
                                                           -------------
                                                                         309,680
                                                           -------------
        COMMUNICATIONS EQUIPMENT - 0.0% Comverse Technology, Inc.
          0.000%, due 05/15/23(f)............      100,000       111,125
                                                           -------------
        CONSUMER FINANCE - 0.1% AmeriCredit Corp.
          2.125%, due 09/15/13...............      225,000       149,625
                                                           -------------
        DIVERSIFIED FINANCIAL SERVICES - 0.1%
        NorthStar Realty Finance LP
          7.250%, due 06/15/27 (144A)(a).....      225,000       187,313
                                                           -------------
        DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0% Level 3 Communications,
        Inc.
          6.000%, due 03/15/10...............      125,000       111,875
                                                           -------------
        ELECTRICAL EQUIPMENT - 0.2% Canadian Solar, Inc.
          6.000%, due 12/15/17 (144A)(a).....      125,000       179,844
        General Cable Corp.
          0.875%, due 11/15/13...............       75,000       120,844
        Roper Industries, Inc.
          1.481%, due 01/15/34(g)............      225,000       177,469
        Sunpower Corp. 1.250%, due 02/15/27..       50,000       117,062
                                                           -------------
                                                                         595,219
                                                           -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3% Anixter International, Inc.
          1.000%, due 02/15/13(c)............      200,000       229,250
        Avnet, Inc. 2.000%, due 03/15/34(c)..      175,000       206,062
        Flextronics International, Ltd.
          1.000%, due 08/01/10...............      200,000       206,750
                                                           -------------
                                                                         642,062
                                                           -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                  PAR         VALUE
        DESCRIPTION                              AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        ENERGY EQUIPMENT & SERVICES - 0.3% Cameron International Corp.
          2.500%, due 06/15/26............... $     75,000 $     115,875
        Halliburton Co. 3.125%, due 07/15/23.       50,000       101,563
        Parker Drilling Co.
          2.125%, due 07/15/12...............      175,000       159,906
        Pride International, Inc.
          3.250%, due 05/01/33...............      175,000       236,687
                                                           -------------
                                                                         614,031
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
        Hologic, Inc. 2.000%, due 12/15/37...      125,000       135,781
        Medtronic, Inc.
          1.500%, due 04/15/11...............       25,000        26,813
         1.500%, due 04/15/11 (144A)(a)......      200,000       214,500
                                                           -------------
                                                                         377,094
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 0.1% Henry Schein, Inc.
          3.000%, due 08/15/34(c)............      175,000       250,906
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 0.0%
        Carnival Corp. 2.000%, due 04/15/21..      100,000       117,375
                                                           -------------
        HOUSEHOLD DURABLES - 0.1% Beazer Homes USA, Inc.
          4.625%, due 06/15/24...............      250,000       176,563
                                                           -------------
        INTERNET SOFTWARE & SERVICES - 0.2% Digital River, Inc.
          1.250%, due 01/01/24...............      175,000       179,375
        SINA Corp. 0.000%, due 07/15/23(f)...       75,000       135,844
        VeriSign, Inc. 3.250%, due 08/15/37
          (144A)(a)..........................      100,000       129,750
                                                           -------------
                                                                         444,969
                                                           -------------
        IT SERVICES - 0.1% Euronet Worldwide, Inc.
          3.500%, due 10/15/25...............      300,000       312,750
                                                           -------------
        LIFE SCIENCES TOOLS & SERVICES - 0.1% Kendle International, Inc.
          3.375%, due 07/15/12...............      125,000       153,281
        Millipore Corp. 3.750%, due 06/01/26.      125,000       134,688
                                                           -------------
                                                                         287,969
                                                           -------------
        MACHINERY - 0.2%
        Actuant Corp. 2.000%, due 11/15/23(c)      125,000       216,875
        Danaher Corp.
          1.506%, due 01/22/21(f)............      150,000       191,625
                                                           -------------
                                                                         408,500
                                                           -------------
        OIL, GAS & CONSUMABLE FUELS - 0.0% Nabors Industries, Inc.
          0.940%, due 05/15/11...............      125,000       118,125
                                                           -------------
        PHARMACEUTICALS - 0.0%
        Allergan, Inc. 1.500%, due 04/01/26..      100,000       117,625
                                                           -------------

        ----------------------------------------------------------------
        SECURITY                                  PAR         VALUE
        DESCRIPTION                              AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.1%
        CapitalSource, Inc.
          7.250%, due 07/15/37............... $    200,000 $     183,000
                                                           -------------
        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1% Acquicor Technology,
        Inc.
          8.000%, due 12/31/11 (144A)(a).....      100,000        82,125
        Conexant Systems, Inc.
          4.000%, due 03/01/26(c)............      150,000       119,625
        Jazz Technologies, Inc.
          8.000%, due 12/31/11(c)............       75,000        61,594
                                                           -------------
                                                                         263,344
                                                           -------------
        SOFTWARE - 0.4%
        Blackboard, Inc. 3.250%, due 07/01/27      125,000       131,250
        Cadence Design Systems, Inc.
          1.500%, due 12/15/13(c)............      225,000       230,625
        Lawson Software, Inc.
          2.500%, due 04/15/12 (144A)(a).....      125,000       138,750
        Macrovision Corp.
          2.625%, due 08/15/11...............      150,000       142,125
        Mentor Graphics Corp.
          6.250%, due 03/01/26...............      275,000       277,750
                                                           -------------
                                                                         920,500
                                                           -------------
        SPECIALTY RETAIL - 0.2% Charming Shoppes, Inc.
          1.125%, due 05/01/14 (144A)(a).....      225,000       162,000
        Lowe's Cos., Inc.
          0.000%, due 10/19/21(f)............      200,000       181,000
        Pier 1 Imports, Inc.
          6.125%, due 02/15/36(g)............       50,000        41,500
         6.375%, due 02/15/36 (144A)(a)(g)...      125,000       103,750
                                                           -------------
                                                                         488,250
                                                           -------------
        THRIFTS & MORTGAGE FINANCE - 0.2%
        Bankunited Capital Trust
          3.125%, due 03/01/34(c)............      550,000       365,062
                                                           -------------
        TRADING COMPANIES & DISTRIBUTORS - 0.2% WESCO International, Inc.
          2.625%, due 10/15/25...............      225,000       260,156
         2.625%, due 10/15/25 (144A)(a)......      125,000       144,531
                                                           -------------
                                                                         404,687
                                                           -------------
        WIRELESS TELECOMMUNICATION SERVICES - 0.1% NII Holdings, Inc.
          2.750%, due 08/15/25...............      125,000       152,969
         2.750%, due 08/15/25 (144A)(a)......      100,000       122,375
                                                           -------------
                                                                         275,344
                                                           -------------
        Total Convertible Bonds
        (Cost $8,968,727)                                      9,253,399
                                                           -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 54.5%
        AEROSPACE & DEFENSE - 2.7%
        Boeing Co. (The)......................      12,266 $   1,072,784
        General Dynamics Corp.................       6,376       567,400
        Honeywell International, Inc..........      13,210       813,340
        Lockheed Martin Corp..................       7,550       794,713
        Northrop Grumman Corp.................       9,373       737,093
        Precision Castparts Corp..............       6,820       945,934
        Raytheon Co...........................       9,112       553,098
        United Technologies Corp..............      15,736     1,204,434
                                                           -------------
                                                                       6,688,796
                                                           -------------
        AIR FREIGHT & LOGISTICS - 0.2%
        FedEx Corp............................       1,600       142,672
        United Parcel Service, Inc. - Class B.       3,420       241,862
                                                           -------------
                                                                         384,534
                                                           -------------
        AUTO COMPONENTS - 0.0%
        Magna International, Inc..............       1,100        88,473
                                                           -------------
        AUTOMOBILES - 0.1%
        Daimler AG............................       2,600       248,638
                                                           -------------
        BEVERAGES - 1.4%
        Anheuser-Busch Cos., Inc..............       3,900       204,126
        Coca-Cola Co..........................      20,665     1,268,211
        Coca-Cola Enterprises, Inc............      23,350       607,800
        PepsiAmericas, Inc.(c)................       5,300       176,596
        PepsiCo, Inc..........................       7,882       598,244
        The Pepsi Bottling Group, Inc.........      13,860       546,916
                                                           -------------
                                                                       3,401,893
                                                           -------------
        BIOTECHNOLOGY - 0.4%
        Amgen, Inc.*(c).......................       5,422       251,798
        Gilead Sciences, Inc.*................       4,554       209,529
        Onyx Pharmaceuticals, Inc.*(c)........       8,961       498,411
        OSI Pharmaceuticals, Inc.*............       2,900       140,679
                                                           -------------
                                                                       1,100,417
                                                           -------------
        CAPITAL MARKETS - 1.9%
        Bank of New York Mellon Corp..........      11,386       555,181
        Federated Investors, Inc. - Class B(c)      23,400       963,144
        Goldman Sachs Group, Inc. (The).......       5,923     1,273,741
        Janus Capital Group, Inc.(c)..........      18,320       601,812
        Lehman Brothers Holdings, Inc.(c).....       2,656       173,809
        Merrill Lynch & Co., Inc..............       4,207       225,832
        Morgan Stanley........................       5,379       285,679
        Raymond James Financial, Inc.(c)......      10,300       336,398
        State Street Corp.....................       3,850       312,620
                                                           -------------
                                                                       4,728,216
                                                           -------------
        CHEMICALS - 0.5%
        Dow Chemical Co. (The)................       4,751       187,285
        E.I. du Pont de Nemours & Co.(c)......       9,523       419,869
        Potash Corp. of Saskatchewan, Inc.....       4,900       705,404
                                                           -------------
                                                                       1,312,558
                                                           -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMERCIAL BANKS - 0.5%
        U.S. Bancorp.........................       8,526 $     270,615
        Wachovia Corp.(c)....................       9,223       350,751
        Wells Fargo & Co.....................      16,270       491,191
                                                          -------------
                                                                       1,112,557
                                                          -------------
        COMMERCIAL SERVICES & SUPPLIES - 0.4%
        Allied Waste Industries, Inc.*(c)....      36,470       401,899
        R.R. Donnelley & Sons Co.............      12,160       458,919
                                                          -------------
                                                                         860,818
                                                          -------------
        COMMUNICATIONS EQUIPMENT - 2.2%
        Ciena Corp.*(c)......................      12,200       416,142
        Cisco Systems, Inc.*.................      71,892     1,946,116
        Corning, Inc.(c).....................      21,337       511,875
        Harris Corp..........................      31,700     1,986,956
        Motorola, Inc........................      11,175       179,247
        QUALCOMM, Inc........................       8,475       333,491
                                                          -------------
                                                                       5,373,827
                                                          -------------
        COMPUTERS & PERIPHERALS - 3.5%
        Apple, Inc.*.........................      10,397     2,059,438
        Dell, Inc.*..........................      27,328       669,809
        EMC Corp.*...........................      23,337       432,435
        Hewlett-Packard Co...................      42,209     2,130,710
        International Business Machines Corp.      20,473     2,213,131
        Seagate Technology...................      34,900       889,950
        Western Digital Corp.*...............       4,900       148,029
                                                          -------------
                                                                       8,543,502
                                                          -------------
        CONSTRUCTION & ENGINEERING - 0.1%
        Chicago Bridge & Iron Co. N.V........       4,000       241,760
                                                          -------------
        CONSUMER FINANCE - 0.1%
        American Express Co..................       5,807       302,080
                                                          -------------
        DIVERSIFIED FINANCIAL SERVICES - 1.6%
        Bank of America Corp.................      26,601     1,097,557
        Citigroup, Inc.......................      30,067       885,173
        JPMorgan Chase & Co..................      43,776     1,910,822
                                                          -------------
                                                                       3,893,552
                                                          -------------
        DIVERSIFIED TELECOMMUNICATION SERVICES - 2.0%
        AT&T, Inc............................      71,446     2,969,296
        Verizon Communications, Inc..........      43,116     1,883,738
                                                          -------------
                                                                       4,853,034
                                                          -------------
        ELECTRIC UTILITIES - 0.5%
        Exelon Corp..........................       3,488       284,760
        FirstEnergy Corp.....................       4,931       356,709
        Northeast Utilities..................      17,900       560,449
                                                          -------------
                                                                       1,201,918
                                                          -------------
        ELECTRICAL EQUIPMENT & SERVICES - 0.2%
        Emerson Electric Co..................       7,400       419,284
                                                          -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                            SHARES      (NOTE 2)
         --------------------------------------------------------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
         Ingram Micro, Inc. - Class A*.......      21,680 $     391,107
         Tech Data Corp.*....................       7,200       271,584
                                                          -------------
                                                                         662,691
                                                          -------------
         ENERGY EQUIPMENT & SERVICES - 1.9%
         Cameron International Corp.*........      10,050       483,706
         Diamond Offshore Drilling, Inc.(c)..         800       113,600
         Exterran Holdings, Inc.*............       3,800       310,840
         Halliburton Co......................      18,554       703,382
         National-Oilwell Varco, Inc.*.......       1,500       110,190
         Noble Corp..........................       8,118       458,748
         Oceaneering International, Inc.*....       5,200       350,220
         Schlumberger, Ltd...................       6,010       591,204
         Superior Energy Services, Inc.*(c)..      15,200       523,184
         Transocean, Inc.....................       7,379     1,056,304
                                                          -------------
                                                                       4,701,378
                                                          -------------
         FOOD & STAPLES RETAILING - 2.0%
         Costco Wholesale Corp...............       2,322       161,983
         CVS Caremark Corp...................      19,200       763,200
         Kroger Co. (The)....................      25,400       678,434
         Safeway, Inc........................      18,310       626,385
         Wal-Mart Stores, Inc................      49,815     2,367,707
         Walgreen Co.........................       4,896       186,439
                                                          -------------
                                                                       4,784,148
                                                          -------------
         FOOD PRODUCTS - 0.2%
         Corn Products International, Inc.(c)      15,300       562,275
                                                          -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%
         DENTSPLY International, Inc.(c).....      14,195       639,059
         Kinetic Concepts, Inc.*(c)..........       6,400       342,784
         Medtronic, Inc......................       5,545       278,747
         Respironics, Inc.*..................       9,400       615,512
                                                          -------------
                                                                       1,876,102
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 2.5%
         Aetna, Inc..........................      15,004       866,181
         CIGNA Corp..........................       7,100       381,483
         Express Scripts, Inc.*..............       5,400       394,200
         Humana, Inc.*.......................      14,726     1,109,015
         Lincare Holdings, Inc.*.............       7,500       263,700
         McKesson Corp.......................      11,742       769,218
         Medco Health Solutions, Inc.*.......       2,200       223,080
         UnitedHealth Group, Inc.(c).........      20,488     1,192,402
         WellPoint, Inc.*....................      10,818       949,063
                                                          -------------
                                                                       6,148,342
                                                          -------------
         HOTELS, RESTAURANTS & LEISURE - 0.6%
         Bally Technologies, Inc.*(c)........       5,300       263,516
         Darden Restaurants, Inc.............       7,500       207,825
         McDonald's Corp.....................       6,252       368,305
         Tim Hortons, Inc.(c)................      14,200       524,406
         Wendy's International, Inc.(c)......       7,000       180,880
                                                          -------------
                                                                       1,544,932
                                                          -------------

      ----------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      ----------------------------------------------------------------------

      HOUSEHOLD DURABLES - 0.3%
      Snap-On, Inc.............................       8,400 $     405,216
      Tempur-Pedic International, Inc.(c)......       9,995       259,570
                                                            -------------
                                                                         664,786
                                                            -------------
      HOUSEHOLD PRODUCTS - 0.6%
      Kimberly-Clark Corp.(c)..................          64         4,438
      Procter & Gamble Co. (The)...............      19,089     1,401,514
                                                            -------------
                                                                       1,405,952
                                                            -------------
      INDUSTRIAL CONGLOMERATES - 0.9%
      3M Co....................................       3,500       295,120
      General Electric Co......................      50,285     1,864,065
                                                            -------------
                                                                       2,159,185
                                                            -------------
      INSURANCE - 1.9%
      ACE, Ltd.(c).............................       3,600       222,408
      Allstate Corp. (The).....................       5,259       274,678
      American International Group, Inc........      21,485     1,252,575
      Aspen Insurance Holdings, Ltd............       8,200       236,488
      Chubb Corp. (The)........................      11,100       605,838
      Hartford Financial Services Group, Inc.
        (The)..................................       5,315       463,415
      Prudential Financial, Inc................       7,037       654,722
      Sun Life Financial, Inc.(c)..............       5,800       324,452
      Travelers Cos., Inc. (The)...............      11,900       640,220
                                                            -------------
                                                                       4,674,796
                                                            -------------
      INTERNET & CATALOG RETAIL - 0.2%
      Amazon.com, Inc.*(c).....................       5,400       500,256
                                                            -------------
      INTERNET SOFTWARE & SERVICES - 0.7%
      eBay, Inc.*..............................      13,072       433,860
      Google, Inc. - Class A*..................       1,600     1,106,368
      Yahoo!, Inc.*(c).........................       6,355       147,817
                                                            -------------
                                                                       1,688,045
                                                            -------------
      IT SERVICES - 0.4%
      Accenture, Ltd. - Class A(c).............       6,000       216,180
      Electronic Data Systems Corp.............      25,300       524,469
      Hewitt Associates, Inc. - Class A*.......       3,400       130,186
                                                            -------------
                                                                         870,835
                                                            -------------
      LEISURE EQUIPMENT & PRODUCTS - 0.1%
      Hasbro, Inc.(c)..........................      11,100       283,938
                                                            -------------
      LIFE SCIENCES TOOLS & SERVICES - 0.4%
      Charles River Laboratories International,
        Inc.*(c)...............................       6,480       426,384
      Invitrogen Corp.*........................       4,000       373,640
      Millipore Corp.*(c)......................       3,900       285,402
                                                            -------------
                                                                       1,085,426
                                                            -------------
      MACHINERY - 0.2%
      Caterpillar, Inc.........................       5,200       377,312
                                                            -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        MEDIA - 1.0%
        Citadel Broadcasting Corp.(c)........           1 $           2
        Comcast Corp. - Class A*.............      10,209       186,417
        EchoStar Communications Corp.*(c)....      14,250       537,510
        Meredith Corp........................       5,000       274,900
        News Corp. - Class A.................      10,675       218,731
        Time Warner, Inc.....................      17,683       291,946
        Walt Disney Co. (The)................      28,076       906,293
                                                          -------------
                                                                       2,415,799
                                                          -------------
        METALS & MINING - 0.3%
        Freeport-McMoRan Copper & Gold, Inc..       6,000       614,640
                                                          -------------
        MULTI-UTILITIES - 0.3%
        Public Service Enterprise Group, Inc.       6,350       623,824
                                                          -------------
        MULTILINE RETAIL - 0.1%
        Target Corp..........................       4,279       213,950
                                                          -------------
        OIL, GAS & CONSUMABLE FUELS - 7.7%
        Apache Corp..........................       4,900       526,946
        Chesapeake Energy Corp.(c)...........       7,750       303,800
        Chevron Corp.........................      32,044     2,990,666
        ConocoPhillips.......................      22,529     1,989,311
        Continental Resources, Inc.*(c)......      10,200       266,526
        Devon Energy Corp....................       3,500       311,185
        El Paso Corp.(c).....................      47,100       812,004
        EnCana Corp..........................       8,880       603,485
        Exxon Mobil Corp.....................      60,355     5,654,660
        Hess Corp............................      13,820     1,393,885
        Marathon Oil Corp....................      13,720       834,999
        Noble Energy, Inc....................       3,300       262,416
        Occidental Petroleum Corp............      10,694       823,331
        Petro-Canada.........................      20,000     1,072,400
        TransCanada Corp.(c).................       5,800       237,394
        Valero Energy Corp...................       8,620       603,659
                                                          -------------
                                                                      18,686,667
                                                          -------------
        PERSONAL PRODUCTS - 0.4% Estee Lauder Companies, Inc. -
          Class A(c).........................      12,800       558,208
        Herbalife, Ltd.......................       7,480       301,294
        NBTY, Inc.*..........................       5,400       147,960
                                                          -------------
                                                                       1,007,462
                                                          -------------
        PHARMACEUTICALS - 4.3%
        Abbott Laboratories..................      10,732       602,602
        Biovail Corp.........................      16,996       228,766
        Bristol-Myers Squibb Co..............      28,991       768,841
        Eli Lilly & Co.......................      16,779       895,831
        Endo Pharmaceuticals Holdings, Inc.*.      25,450       678,751
        Johnson & Johnson....................      14,100       940,470
        King Pharmaceuticals, Inc.*(c).......      49,800       509,952
        Merck & Co., Inc.....................      33,116     1,924,371
        Pfizer, Inc..........................     101,723     2,312,164

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        PHARMACEUTICALS - CONTINUED
        Schering-Plough Corp.................      23,547 $     627,292
        Watson Pharmaceuticals, Inc.*(c).....      24,600       667,644
        Wyeth................................       7,456       329,481
                                                          -------------
                                                                      10,486,165
                                                          -------------
        REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.4%
        Digital Realty Trust, Inc. (REIT)*(c)       8,100       193,388
        Host Hotels & Resorts, Inc. (REIT)...       6,800       115,872
        ProLogis (REIT)(c)...................       7,200       456,336
        Simon Property Group, Inc. (REIT)*...       3,100       221,774
                                                          -------------
                                                                         987,370
                                                          -------------
        ROAD & RAIL - 0.5%
        Ryder System, Inc.(c)................      17,100       803,871
        Union Pacific Corp...................       3,900       489,918
                                                          -------------
                                                                       1,293,789
                                                          -------------
        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.1%
        Integrated Device Technology, Inc.*..      35,200       398,112
        Intel Corp...........................      87,007     2,319,607
        Intersil Corp. - Class A.............       9,000       220,320
        Lam Research Corp.*(c)...............       8,100       350,163
        MEMC Electronic Materials, Inc.*.....      10,700       946,843
        NVIDIA Corp.*........................      16,640       566,093
        Texas Instruments, Inc...............       7,584       253,305
                                                          -------------
                                                                       5,054,443
                                                          -------------
        SOFTWARE - 2.9%
        BMC Software, Inc.*..................      27,900       994,356
        MICROS Systems, Inc.*................       4,000       280,640
        Microsoft Corp.......................     100,517     3,578,405
        Oracle Corp.*........................      78,466     1,771,763
        Sybase, Inc.*........................      15,711       409,900
                                                          -------------
                                                                       7,035,064
                                                          -------------
        SPECIALTY RETAIL - 0.5%
        Dick's Sporting Goods, Inc.*(c)......      12,200       338,672
        Home Depot, Inc. (The)...............       8,356       225,111
        Lowe's Cos., Inc.....................       7,225       163,429
        Men's Wearhouse, Inc. (The)(c).......       6,300       169,974
        Ross Stores, Inc.(c).................      11,900       304,283
        Staples, Inc.........................       5,000       115,350
                                                          -------------
                                                                       1,316,819
                                                          -------------
        TEXTILES, APPAREL & LUXURY GOODS - 0.7%
        NIKE, Inc. - Class B.................      13,050       838,332
        Phillips-Van Heusen Corp.............       8,800       324,368
        VF Corp..............................       9,125       626,523
                                                          -------------
                                                                       1,789,223
                                                          -------------
        THRIFTS & MORTGAGE FINANCE - 0.1%
        Countrywide Financial Corp.(c).......      12,700       113,538
        Fannie Mae...........................       4,834       193,263
                                                          -------------
                                                                         306,801
                                                          -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2007
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                   SHARES/PAR     VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      TOBACCO - 0.7%
      Altria Group, Inc........................       17,687 $   1,336,784
      UST, Inc.(c).............................        4,600       252,080
                                                             -------------
                                                                       1,588,864
                                                             -------------
      TRADING COMPANIES & DISTRIBUTORS - 0.1%
      United Rentals, Inc.*....................       10,700       196,452
                                                             -------------
      WIRELESS TELECOMMUNICATION SERVICES - 0.1%
      Sprint Nextel Corp.(c)...................       13,458       176,704
                                                             -------------
      Total Common Stocks
      (Cost $114,622,975)                                      132,540,292
                                                             -------------

      PREFERRED STOCKS - 0.2% THRIFTS & MORTGAGE FINANCE - 0.2% Federal Home
      Loan Mortgage Corp.
        8.375%.................................       13,000       339,950
      Federal National Mortgage Assoc.
        8.250%.................................        9,000       231,750
                                                             -------------
                                                                         571,700
                                                             -------------
      Total Preferred Stocks
      (Cost $550,000)                                              571,700
                                                             -------------

      CONVERTIBLE PREFERRED STOCKS - 0.3% CAPITAL MARKETS - 0.0% E*Trade
      Financial Corp.
        6.125%, due 11/18/08(c)................        7,700        44,275
                                                             -------------
      HOTELS, RESTAURANTS & LEISURE - 0.1%
      Six Flags, Inc. 7.250%, due 08/15/09(c)..       10,700       155,150
                                                             -------------
      INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
      NRG Energy, Inc. 4.000%,.................          107       237,446
                                                             -------------
      MEDIA - 0.1%
      Interpublic Group (IPG) - Class B
        5.250% (144A)(a).......................          183       150,861
                                                             -------------
      THRIFTS & MORTGAGE FINANCE - 0.0% Federal National Mortgage Assoc.
        7.000%(b)..............................          400        18,537
                                                             -------------
      Total Convertible Preferred Stocks
      (Cost $774,682)                                              606,269
                                                             -------------

      SHORT-TERM INVESTMENTS - 22.3%
      State Street Bank & Trust Co., Repurchase
                     Agreement, dated 12/31/07 at 0.770% to
                          be repurchased at $470,020 on
                       01/02/08 collateralized by $355,000
                        U.S. Treasury Bond at 8.000% due
        11/15/21 with a value of $480,138...... $    470,000       470,000

    ------------------------------------------------------------------------
    SECURITY                                         PAR          VALUE
    DESCRIPTION                                     AMOUNT       (NOTE 2)
    ------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - CONTINUED
    State Street Bank & Trust Co., Repurchase
                     Agreement, dated 12/31/07 at 1.000% to
                          be repurchased at $214,012 on
                       01/02/08 collateralized by $160,000
                        U.S. Treasury Bond at 8.500% due
      02/15/20 with a value of $223,800......... $    214,000 $     214,000
    State Street Bank & Trust Co., Repurchase
                     Agreement, dated 12/31/07 at 2.600% to
                         be repurchased at $8,686,255 on
                      01/02/08 collateralized by $7,090,000
                        U.S. Treasury Note at 2.625% due
      03/15/09 with a value of $8,862,500.......    8,685,000     8,685,000
    State Street Navigator Securities Lending
      Prime Portfolio(h)........................   44,967,942    44,967,942
                                                              -------------
    Total Short-Term Investments
    (Cost $54,336,942)                                           54,336,942
                                                              -------------

    TOTAL INVESTMENTS - 121.7%
    (Cost $277,458,826)                                         296,057,455
                                                              -------------

    Other Assets and Liabilities (net) - (21.7)%                (52,721,850)
                                                              -------------

    TOTAL NET ASSETS - 100.0%                                 $ 243,335,605
                                                              =============

PORTFOLIO FOOTNOTES:

* Non-income producing security
(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid by the Portfolio's adviser. These securities represent in the aggregate $10,556,574 of net assets.
(b) Variable or floating rate security. The stated rate represents the rate at December 31, 2007.
(c) All or a portion of security is on loan. (d) This security is traded on a "to-be-announced" basis. (e) Par shown in Euro currency. Value is shown in USD. (f) Zero coupon bond - Interest rate represents current yield to maturity.
(g) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.
(h) Represents investment of collateral received from securities lending transactions.
ADR - American Depositary Receipt

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2007

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                       $241,720,513
   Repurchase Agreement                                                     9,369,000
   Cash                                                                         1,461
   Collateral for securities on loan                                       44,967,942
   Receivable for investments sold                                          2,026,905
   Receivable for Trust shares sold                                            25,612
   Dividends receivable                                                       121,900
   Interest receivable                                                      1,147,199
                                                                         ------------
     Total assets                                                         299,380,532
                                                                         ------------
LIABILITIES
   Payables for:
     Investments purchased                                                 10,683,220
     Trust shares redeemed                                                    103,136
     Collateral for securities on loan                                     44,967,942
     Investment advisory fee (Note 3)                                         103,697
     Administration fee                                                         1,503
     Custodian and accounting fees                                             59,452
   Accrued expenses                                                           125,977
                                                                         ------------
     Total liabilities                                                     56,044,927
                                                                         ------------
NET ASSETS                                                               $243,335,605
                                                                         ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $201,908,724
   Accumulated net realized gain                                           15,951,107
   Unrealized appreciation on investments and foreign currency             18,600,077
   Undistributed net investment income                                      6,875,697
                                                                         ------------
     Total                                                               $243,335,605
                                                                         ============
NET ASSETS
   Class A                                                               $243,335,605
                                                                         ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                 14,177,334
                                                                         ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                               $      17.16
                                                                         ============

-------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements and Securities
  Lending                                                                $223,121,884

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2007

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
INVESTMENT INCOME:
    Dividends (1)                                                                     $ 2,423,613
    Interest (2)                                                                        5,876,112
                                                                                      -----------
       Total investment income                                                          8,299,725
                                                                                      -----------
EXPENSES:
    Investment advisory fee (Note 3)                                                    1,293,568
    Administration fees                                                                    20,362
    Custody and accounting fees                                                            89,010
    Transfer agent fees                                                                     3,077
    Audit                                                                                  29,384
    Legal                                                                                  42,141
    Trustee fees and expenses                                                               9,820
    Shareholder reporting                                                                  98,706
    Insurance                                                                               9,644
    Other                                                                                   4,421
                                                                                      -----------
       Total expenses                                                                   1,600,133
       Less broker commission recapture                                                   (13,051)
                                                                                      -----------
    Net expenses                                                                        1,587,082
                                                                                      -----------
    Net investment income                                                               6,712,643
                                                                                      -----------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
    CURRENCY Net realized gain (loss) on:
       Investments                                                                     17,152,719
       Foreign currency                                                                    (4,544)
                                                                                      -----------
    Net realized gain on investments and foreign currency                              17,148,175
                                                                                      -----------
    Net change in unrealized appreciation (depreciation) on:
       Investments                                                                     (7,760,368)
       Foreign currency                                                                    21,471
                                                                                      -----------
    Net change in unrealized depreciation on investments and foreign currency          (7,738,897)
                                                                                      -----------
    Net realized and change in unrealized gain on investments and foreign currency      9,409,278
                                                                                      -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $16,121,921
                                                                                      ===========

--------------------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                            $    12,347
(2)Interest income includes securities lending income of:                                 123,782

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2007

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
                                                                          Year Ended    Year Ended
                                                                         December 31,  December 31,
                                                                             2007          2006
                                                                         ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                                                 $  6,712,643  $  6,481,976
   Net realized gain on investments and foreign currency                   17,148,175    21,787,404
   Net change in unrealized depreciation on investments and foreign
       currency                                                            (7,738,897)     (746,478)
                                                                         ------------  ------------
   Net increase in net assets resulting from operations                    16,121,921    27,522,902
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                               (6,361,425)   (6,069,158)
   From net realized gains
     Class A                                                              (22,361,843)   (8,233,117)
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (28,723,268)  (14,302,275)
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                                                4,114,024     2,095,842
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               28,723,268    14,302,275
   Cost of shares repurchased
     Class A                                                              (43,814,370)  (40,191,799)
                                                                         ------------  ------------
   Net decrease in net assets from capital share transactions             (10,977,078)  (23,793,682)
                                                                         ------------  ------------
TOTAL DECREASE IN NET ASSETS                                              (23,578,425)  (10,573,055)
   Net assets at beginning of period                                      266,914,030   277,487,085
                                                                         ------------  ------------
   Net assets at end of period                                           $243,335,605  $266,914,030
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  6,875,697  $  6,638,467
                                                                         ============  ============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR ENDED:

                                                                                            CLASS A
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
------------------------------------------------
                                                                               FOR THE YEARS ENDED DECEMBER 31,

------------------------------------------------
                                                                          2007       2006      2005     2004++
2003++
                                                                       -------    -------    ------    ------
------
NET ASSET VALUE, BEGINNING OF PERIOD.................................. $ 18.07    $ 17.20    $16.67    $15.72
$13.20
                                                                       -------    -------    ------    ------
------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income.................................................    0.45(a)    0.42(a)   0.36(a)
0.37(a)   0.39
Net Realized/Unrealized Gain on Investments...........................    0.66       1.37      0.27
1.11(a)   2.51
                                                                       -------    -------    ------    ------
------
Total from Investment Operations......................................    1.11       1.79      0.63
1.48      2.90
                                                                       -------    -------    ------    ------
------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..................................   (0.45)     (0.39)    (0.00)+   (0.39)
(0.38)
Distributions from Net Realized Capital Gains.........................   (1.57)     (0.53)    (0.10)
(0.14)       --
                                                                       -------    -------    ------    ------
------
Total Distributions...................................................   (2.02)     (0.92)    (0.10)    (0.53)
(0.38)
                                                                       -------    -------    ------    ------
------
NET ASSET VALUE, END OF PERIOD........................................ $ 17.16    $ 18.07    $17.20    $16.67
$15.72
                                                                       =======    =======    ======    ======
======
TOTAL RETURN                                                              6.34%     10.81%     3.84%     9.44%
21.98%
Ratio of Expenses to Average Net Assets...............................    0.61%      0.63%     0.61%
0.60%     0.59%
Ratio of Expenses to Average Net Assets Before Rebates................    0.62%      0.65%     0.61%
0.61%     0.59%
Ratio of Net Investment Income to Average Net Assets..................    2.59%      2.40%     2.15%
2.31%     2.64%
Portfolio Turnover Rate...............................................   144.0%     171.9%     56.0%
64.0%     84.0%
Net Assets, End of Period (in millions)...............................   $243.3     $266.9   $277.0    $297.0
$290.0

+ Rounds to less than $0.005 per share.
++ Audited by other Independent Registered Public Accounting Firm. (a) Per share amounts based on average shares outstanding during the period.

                        See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers forty-four portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2007, the Portfolio included in this report is Legg Mason Partners Managed Assets Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust currently offers three classes of shares: Class A Shares are offered by the Portfolio. Class B and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc. The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

I. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. CREDIT AND MARKET RISK - The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Portfolio has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At December 31, 2007, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities with an aggregate value of $28,197,144 (representing 12% of the Portfolio's total assets).

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a separate advisory agreement with each of Batterymarch Financial Management, Inc., Western Asset Management Company, ClearBridge Advisors, LLC and Legg Mason Global Asset Allocation, LLC, (each, an "Adviser"), an affiliate of Legg Mason Capital Management, Inc., for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of each advisory agreement. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreements, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

                                              Management Fees
                                             earned by Manager
                                             for the year ended
Portfolio                                    December 31, 2007  % per annum Average Daily Net Assets
---------                                    ------------------ ----------- ------------------------

Legg Mason Partners Managed Assets Portfolio     $1,293,568        0.50%              All

State Street Bank and Trust Company served as the Portfolio's transfer agent until April 30, 2007. Effective April 30, 2007, Metropolitan Life Insurance Company (MLIC) became the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of the Portfolio of the Trust. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 30, 2008. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                                                    Maximum Expense Ratio
                                                    under current Expense
                                                    Limitation Agreement
                                                   ---------------------
      Portfolio                                    Class A Class B Class E
      ---------                                    ------- ------- -------

      Legg Mason Partners Managed Assets Portfolio  1.25%   1.50%*  1.40%*

* Classes not offered during the period.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B distribution plan and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively.

Under terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the years ended noted below were as follows:

                                                                   Shares Issued
                                                                   Through                 Net Decrease
                                             Beginning  Shares    Dividend      Shares      in Shares      Ending
                                              Shares     Sold   Reinvestment  Repurchased  Outstanding     Shares
                                             ---------- ------- ------------- -----------  ------------
----------
Legg Mason Partners Managed Assets Portfolio

 Class A

 12/31/2007                                  14,770,336 238,024     1,704,645  (2,535,671)     (593,002)
14,177,334
 12/31/2006                                  16,134,334 120,528       847,793  (2,332,319)   (1,363,998)
14,770,336

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2007 were as follows:

                                                       Purchases                        Sales
                                             ------------------------------ ------------------------------
                                             U.S. Government Non-Government U.S.
Government Non-Government
                                             --------------- -------------- --------------- --------------

Legg Mason Partners Managed Assets Portfolio  $225,678,082    $147,257,426   $243,342,558    $158,223,450

At December 31, 2007, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

                                               Federal       Gross         Gross
                                              Income Tax   Unrealized    Unrealized   Net Unrealized
Portfolio                                        Cost     Appreciation (Depreciation)  Appreciation
---------                                    ------------ ------------ -------------- --------------

Legg Mason Partners Managed Assets Portfolio $278,907,189 $26,340,669   $(9,190,403)   $17,150,266

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007



6. SECURITY LENDING

As of December 31, 2007, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                          Value of    Value of
                                              Value of      Cash      Non-Cash     Total
                                             Securities  Collateral  Collateral* Collateral
                                             ----------- ----------- ----------- -----------

Legg Mason Partners Managed Assets Portfolio $45,607,927 $44,967,942 $1,616,101  $46,584,043

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

                                                Ordinary Income    Long-Term Capital Gain          Total
                                             --------------------- ---------------------- -----------------------
                                                2007       2006       2007        2006       2007        2006
                                             ---------- ---------- ----------- ---------- ----------- -----------

Legg Mason Partners Managed Assets Portfolio $8,328,058 $6,683,640 $20,395,210 $7,618,635 $28,723,268 $14,302,275

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal Income tax basis were as follows:

                                             Undistributed Undistributed     Net
                                               Ordinary      Long-Term    Unrealized  Loss Carryforwards
                                                Income         Gain      Appreciation   and Deferrals       Total
                                             ------------- ------------- ------------ ------------------
-----------

Legg Mason Partners Managed Assets Portfolio  $10,916,604   $13,358,565  $17,148,856         $--
$41,424,025

8. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. RECENT ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Portfolio implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Portfolio and has determined that the adoption of FIN 48 does not have a material impact on the Portfolio's financial statements. The Portfolio files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Legg Mason Partners Managed Assets Portfolio, one of the portfolios constituting Met Investors Series Trust (the "Trust"), as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Managed Assets Portfolio of Met Investors Series Trust as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 29, 2008

                           MET INVESTORS SERIES TRUST
                                DECEMBER 31, 2007


TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900 Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees
------------
                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund
                      Position(s) Term of Office Complex
Name, Age and          Held with   and Length of          Principal Occupation(s)            overseen    Other
Directorships
Address                the Trust    Time Served             During Past 5 Years            by Trustee**    Held
by Trustee
-------              ------------- -------------- ---------------------------------------- ------------
----------------------
Elizabeth M.         President and  Indefinite;   Since 2007, Senior Vice President,            81      None
Forget* (41)         Trustee        From          MetLife, Inc.; from December 2003 to
                                    December      2007, Vice President, MetLife, Inc.;
                                    2000 to       since December 2000, President of Met
                                    present.      Investors Advisory, LLC; since 2001,
                                                  Executive Vice President, MetLife
                                                  Investors Group, Inc.; since May 2006,
                                                  President of MetLife Advisers LLC; since
                                                  August 2006, Director of Metropolitan
                                                  Series Fund, Inc. and Trustee of
                                                  Metropolitan Series Fund II.
Disinterested
Trustees
--------
Stephen M. Alderman  Trustee        Indefinite;   Since November 1991, Shareholder in           44      None
(48)                                From          the law firm of Garfield and Merel, Ltd.
                                    December
                                     2000 to
                                    present.

Jack R. Borsting     Trustee        Indefinite;   Since 2001, Professor of Business             44      Director,
Whitman
(78)                                From          Administration and Dean Emeritus,                     Education
Group,
                                    December      Marshall School of Business, University               Ivax
Diagnostics and
                                    2000 to       of Southern California (USC); from                    Los
Angeles
                                    present.      1995-2001 Executive Director, Center
Orthopedic Hospital.
                                                  for Telecommunications Management.                    Trustee,
The Rose
                                                                                                        Hills
Foundation.
                                                                                                        Member,
Army
                                                                                                        Science
Board.

Theodore A. Myers    Trustee        Indefinite;   Since 1993, Financial Consultant.             44      None
(77)                                From
                                    December
                                     2000 to
                                    present.

Dawn M. Vroegop (41) Trustee        Indefinite;   From September 1999 to September              44      Director,
Caywood
                                    From          2003, Managing Director, Dresdner                     Scholl
Asset
                                    December      RCM Global Investors.
Management;
                                    2000 to                                                             Investment
                                    present.                                                            Committee
Member
                                                                                                        of City
College of San
                                                                                                        Francisco.

Daniel A. Doyle (49) Trustee        Indefinite;   Since October 2000, Vice President and        44      None
                                    From          Chief Financial Officer of ATC
                                    February      Management, Inc. (public utility).
                                     2007 to
                                    present.

                           MET INVESTORS SERIES TRUST
                                DECEMBER 31, 2007

TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                             Number of
                                                                                             Portfolios
                                                                                              in Fund
                      Position(s) Term of Office Complex
Name, Age and          Held with    and Length of          Principal Occupation(s)            overseen   Other
Directorships
Address                the Trust     Time Served             During Past 5 Years            by Trustee**   Held
by Trustee
-------              -------------- -------------- ---------------------------------------- ------------
-------------------
The Executive
Officers
--------
Jeffrey A. Tupper    Chief           From August   Since October 2006, Assistant Vice           N/A
N/A
(37)                 Financial       2002 to       President, MetLife Group, Inc. Since
                     Officer,        present.      February 2001, Assistant Vice President
                     Treasurer                     of MetLife Investors Insurance
                                                   Company.

Michael K. Farrell   Executive Vice  From August   Since December 2005, Executive Vice          N/A
N/A
(55)                 President       2002 to       President of Metropolitan Life Insurance
                                     present.      Company; since July 2002, Chief
                                                   Executive Officer of MetLife Investors
                                                   Group, Inc. and Met Investors Advisory
                                                   LLC; since April 2001, Chief Executive
                                                   Officer of MetLife Resources and Vice
                                                   President of Metropolitan Life Insurance
                                                   Company; since January 1990, President
                                                   of Michael K. Farrell Associates, Inc.
                                                   (qualified retirement plans for non-
                                                   profit organizations).

Richard C. Pearson   Vice President  From          Since July 2002, President of MetLife        N/A
N/A
(64)                 and Secretary   December      Investors Distribution Company; since
                                     2000 to       January, 2002, Secretary of Met
                                     present.      Investors Advisory LLC; since January
                                                   2001, Senior Vice President, General
                                                   Counsel and Secretary of MetLife
                                                   Investors Group, Inc.; since November
                                                   2000, Vice President, General Counsel
                                                   and Secretary of Met Investors Advisory
                                                   LLC; from 1998 to November 2000,
                                                   President, Security First Group, Inc.

Jeffrey P. Halperin  Chief           From August   Since March 2006, Vice President,            N/A
N/A
(40)                 Compliance      2006 to       Corporate Ethics and Compliance
Metropolitan Life    Officer         present.      Department, MetLife, Inc.; from October
Insurance Company                                  2002 to March 2006, Assistant Vice
One MetLife Plaza                                  President; from November 2005 to August
27-01 Queens Plaza                                 2006, Interim Chief Compliance Officer,
North                                              Met Investors Series Trust; Since April
Long Island City,                                  2007, Chief Compliance Officer,
NY 11101                                           Metropolitan Series Funds; from August
                                                   2006 to April 2007, Interim
                                                   Chief Compliance Officer,
                                                   Metropolitan Series Funds;
                                                   since August 2006, Chief
                                                   Compliance Officer, Met
                                                   Investors Advisory, LLC and
                                                   MetLife Advisers, LLC; since
                                                   November 2006, Chief
                                                   Compliance Officer, MetLife
                                                   Investment Advisors Company,
                                                   LLC.

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** The Fund Complex consists of 44 series of the Trust, 36 series of Metropolitan Series Fund, Inc. and 1 series of Metropolitan Series Fund II.

                           MET INVESTORS SERIES TRUST
                                DECEMBER 31, 2007


QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO: CONSIDERATION AND APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") requires that both the full Board of Trustees ("Board") of the Met Investors Series Trust (the "Trust") and a majority of the Board who are not interested persons of the Trust (the "Disinterested Trustees"), voting separately, annually approve the continuation of the Trust's management agreement (the "Management Agreement") with Met Investors Advisory LLC (the "Manager") as well as the advisory agreements (each an "Advisory Agreement", and collectively with the Management Agreement, the "Agreements") between the Manager and the investment advisers (each an "Adviser", and collectively, the "Advisers") for the series of the Trust (each a "Portfolio", and collectively, the "Portfolios"). The Manager has entered into an Advisory Agreement with each of Western Asset Management Company (the "Western Adviser"), Batterymarch Financial Management, Inc. (the "Batterymarch Adviser") and Clearbridge Advisors, LLC (the "Clearbridge Adviser", and collectively with the Western Adviser and the Batterymarch Adviser, the "Legg Mason Portfolio Advisers") for investment advisory services in connection with the investment management for the Legg Mason Partners Managed Assets Portfolio ("Legg Mason Portfolio"). The Advisory Agreement with the Legg Mason Portfolio's other investment adviser, Legg Mason Global Asset Allocation, LLC, was initially approved on February 14, 2007 for a period ending December 31, 2008 and, therefore, was not considered for renewal at this time.

AGREEMENTS RENEWAL AND APPROVAL PROCESS. The Board approved the renewal of the Agreements for an additional one-year period with respect to the Legg Mason Portfolio at an in-person meeting held on November 6-7, 2007. Prior to voting, the Board and/or the Disinterested Trustees met in person a number of times both with management and in private sessions, for the specific purpose of considering the proposed continuation of the Agreements. In addition, the Board considered matters bearing on the Portfolios and their investment management at its regular meetings throughout the year and in the quarterly reports prepared by management, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Advisers with respect to the Portfolios they manage.

The Disinterested Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management during various meetings. The Disinterested Trustees assessed reports provided by independent consultants, with experience in the mutual fund industry, who reviewed and provided analyses regarding investment performance, fees and expenses, profitability and other information provided by, or at the direction of, the Manager and the Advisers, as more fully discussed below.

MANAGEMENT AGREEMENT

In considering whether to approve the renewal of the Management Agreement with the Manager with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Manager; (2) the performance of the Portfolios managed by the Manager as compared to a peer group and an appropriate index; (3) the Manager's personnel and operation; (4) the Manager's financial condition; (5) the level and method of computing each Portfolio's management fee; (6) the profitability of the Manager under the Management Agreement; (7) "fall-out" benefits to the Manager and its affiliates (I.E., ancillary benefits realized by the Manager or its affiliates from the Manager's relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio's performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Manager's affiliates, including distribution services. The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board, in examining the nature, extent and quality of the services to be provided by the Manager to the Portfolios, took account of the extensive responsibilities that the Manager has as investment manager to the Portfolios, including the provision of investment advice for certain Portfolios, the selection of the Advisers for the other Portfolios and oversight of the Advisers' compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they related to the Portfolios. The Manager's role in coordinating the activities of the Portfolios' other service providers was also considered. The Board also evaluated the expertise and performance of the personnel overseeing the Advisers, and compliance with each Portfolio's investment restrictions, tax and other requirements. The Board considered information received from the Trust's Chief Compliance Officer ("CCO") regarding the Portfolios' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Manager/'/s reputation and long-standing experience in serving as an investment manager to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial strength of the Manager and Advisers, which have the financial resources and capacity to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Manager by the Advisers in connection with marketing activities. The Board took into account its familiarity with the Manager's management through Board meetings, discussions and reports during the preceding year.

Based on its consideration and review of the foregoing information, the Board determined that the Legg Mason Portfolio was likely to benefit from the nature and quality of these services, as well as the Manager's ability to render such services based on its experience, operations and resources.

PERFORMANCE. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and with respect to certain Portfolios, as also analyzed in reports of Morningstar Associates, LLC ("Morningstar"). The Board noted that the Manager reviews on a quarterly basis detailed information about the Portfolios' performance results, portfolio composition and investment strategies. The Board also reviewed a separate report prepared by Lipper Inc. ("Lipper"), an independent third party, which provided a statistical analysis comparing the Portfolios' investment performance, expenses, and fees to comparable mutual funds. In addition, the Disinterested Trustees met separately with representatives of Bobroff Consulting, Inc. and Thomas H. Mack & Co., independent third party consultants ("Bobroff-Mack"), at a special board meeting to review a separate report prepared by such consultants ("B-M Report"), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board including profitability of the Manager and economies of scale.

The Board closely reviewed the Portfolios' performance records and the Manager's and Advisers' management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Manager has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Specifically, with regard to the performance of the Legg Mason Portfolio, among other data that it reviewed, the Board analyzed the Lipper and B-M Reports annualizing the total return performance for the one-, three- and five-year periods ending July 31, 2007 of the Legg Mason Portfolio within its performance universe. The Board took into account that the Legg Mason Portfolio ranked below the median for each of the one-, three- and five-year periods, respectively. The Board noted that the Legg Mason Portfolio ranked slightly above the Lipper index for the five-year period and below the Lipper index for the one- and three-year periods. The Board considered the analysis provided in the B-M Report demonstrating that the Legg Mason Portfolio was below the S&P 500 benchmark for each of the one-, three- and five-year periods. The Board also took into account management's discussion of the Portfolio's performance. Based on its review, which included careful consideration of all the factors noted above, the Board concluded that the Legg Mason Portfolio's performance is more favorable over a longer period of time, and concluded that such performance history was satisfactory.

EXPENSES AND FEES. The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board reviewed the fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Manager. The Board, with the assistance of Bobroff-Mack, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's fee. The Lipper and B-M Reports included comparisons of the Manager's fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios' management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio's ranking within a smaller group of peer funds chosen by Lipper (the "expense group"), as well as the Portfolio's ranking within broader groups of funds (the "expense universe" and the "sub-advised expense universe").

The Board noted that the advisory fees for the Portfolios are paid by the Manager, not the Portfolios, out of the management fee. The Board also considered the Manager's commitment to the expense limitation as demonstrated by expense limitation agreements with certain of the Portfolios in which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions and other expenditures are limited for the benefit of shareholders. In addition, the Board noted that the Manager effected a fee reduction in 2007 with respect to several Portfolios.

Among other data considered with respect to the Legg Mason Portfolio, the Board reviewed the Lipper and B-M Reports demonstrating that the Legg Mason Portfolio's total expenses exclusive of 12b-1 fees were above the expense group median and below the expense universe median and the sub-advised expense universe median. The Board also noted that the Legg Mason Portfolio's actual management fees were above the medians of the expense group and expense universe and below the median of the sub-advised expense universe. The Board noted that according to the Lipper data, which compared the relative fee structures of the Legg Mason Portfolio within its expense group and also adjusting for each portfolio's size thereby eliminating variances caused by the different asset levels, the Legg Mason Portfolio's contractual management fees were above the normalized median of the expense group at the Legg Mason Portfolio's current size. The Board considered that the relatively small asset size of the Legg Mason Portfolio results in a higher relative fee structure. The Board also took into account the fact that the advisory fees for each of the Portfolio's Advisers, as applicable, are paid by the Manager out of the management fee. After consideration of all relevant factors, the Board concluded that the management and advisory fees are consistent with industry norms and fair, reasonable and in the best interest of the Legg Mason Portfolio and its shareholders in light of the services to be provided.

PROFITABILITY. The Board examined the profitability not only on an aggregate basis with respect to all Portfolios, but also on a Portfolio-by-Portfolio basis. The Board noted that a major component of profitability of the Manager was the margin between the advisory fees that the Manager receives from the Trust and the portion of those fees paid to the Advisers. In this regard, the Board took into account certain comparative information included in the B-M Report. The Board also reviewed the Manager's unaudited income statements and balance sheet information supplied by the Manager regarding costs borne by the Manager's affiliates which support the operations of the Manager but are not reflected on the unaudited income statements of the Manager, as well as documentation regarding the profitability of the insurance products, the function of which is supported in part by the Manager's revenues under the Management Agreement, and other information and analysis prepared by the Manager. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the Manager's profitability was reasonable in light of all relevant factors.

ECONOMIES OF SCALE. The Board also considered the effect of the Portfolios' growth in size on their performances and fees. The Board noted that the fee schedules for all but five of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the management fee and took into account management's discussion of the same. The Board also noted that those Portfolios with management fee schedules containing breakpoints generally reflect breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Management Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board also noted that if the Portfolios' assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other expenses. Based on the current management fee levels, the Board concluded that any potential economies of scale will be appropriately reflected. The Board concluded that the management fee structure was reasonable.

Among other data, the Board examined the effect of the Legg Mason Portfolio's growth in size on various fee schedules and reviewed the Lipper and B-M Reports, which compared fee schedules among peers. The Board noted that the Legg Mason Portfolio's fee schedule does not contain breakpoints. The Board examined the effect of the Legg Mason Portfolio's growth in size on various fee schedules and reviewed the Lipper and the B-M Reports with compared fee schedules among peers in a group according to asset size. According to the Bobroff-Mack statistical analysis, the fee schedule was believed to be below the average comparable funds at all asset levels, thus indicating that the fees of the Legg Mason Portfolio will decrease in accordance with industry norms as assets increase. The Board took into account the fact that the advisory fees for each of the Portfolio's Advisers, as applicable, are paid by the Manager out of the management fee. The Board also noted that if the Legg Mason Portfolio's assets increase over time, the Legg Mason Portfolio may realize other economies of scale if assets increase proportionally more than certain other expenses. The Board concluded that the fee structure appropriately reflects potential economies of scale in accordance with industry practice.

OTHER FACTORS. As part of its evaluation of the Manager's compensation, the Board considered other benefits that may be realized by the Manager and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Manager, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust's assets and corresponding benefits from such growth, including economies of scale. The Board concluded that the benefits accruing to the Manager and its affiliates by virtue of the Manager's relationship to the Legg Mason Portfolio are fair and reasonable.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust's and the Manager's affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Manager in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

CONCLUSION. In considering the renewal of the Management Agreement, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of the Manager, the Board determined approval of the Management Agreement was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved the Management Agreement with respect to each Portfolio.

ADVISORY AGREEMENTS

The Board re-approved the Advisory Agreements with the Legg Mason Advisers for the Legg Mason Portfolio at an in-person meeting held on November 6-7, 2007 based on a number of factors relating to each Adviser's ability to perform under its respective Advisory Agreement. These factors included: the Legg Mason Advisers' financial condition; each Legg Mason Adviser's current level of staffing and its overall resources, as well as its compensation program; the Legg Mason Advisers' compliance systems and any disciplinary history; any possible conflicts of interest; the Legg Mason Advisers' management styles and long-term performance records, as applicable, with respect to the Legg Mason Portfolio; and the Legg Mason Portfolio's performance record. With respect to each Legg Mason Adviser, the Board considered its compliance history as reflected in its Form ADV, as well as its compliance systems, as appropriate. The Board considered regulatory actions against the Legg Mason Advisers, settlements and ameliatory actions undertaken, as appropriate. The Board noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Advisers and distribute reports to the Disinterested Trustees regarding the same. The Disinterested Trustees were advised by independent legal counsel throughout the process.

PERFORMANCE. In re-approving the Advisory Agreements, as noted above, the Board considered the Legg Mason Portfolio's performance for the one-, three- and five-year periods as compared to its respective peer universe and noted that the Board reviews on a quarterly basis detailed information about the Legg Mason Portfolio/'/s performance results, portfolio composition and investment strategies. The Board was mindful of the Manager's focus on each Adviser's performance.

The Board considered each Legg Mason Adviser's investment process and philosophy. The Board considered that the Advisers' responsibilities include the development and maintenance of an investment program for the Legg Mason Portfolio which is consistent with the Legg Mason Portfolio's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also considered each Legg Mason Adviser's brokerage policies and practices, including the standards applied in seeking best execution and the Adviser's policies and practices as regards soft dollars.

EXPENSES AND FEES. The Board gave substantial consideration to the fees, if any, payable under the Advisory Agreements. In this connection, the Board evaluated the Legg Mason Portfolio's advisory fees based on comparative fee and expense information and other factors, including the Legg Mason Advisers' estimated profitability from their relationship with the Legg Mason Portfolio as described below and possible economies of scale. With respect to the Legg Mason Portfolio, the Board also compared the subadvisory fees paid to fees charged by the Legg Mason Advisers to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act.

PROFITABILITY. In considering the profitability to each Legg Mason Adviser of its relationship with the Legg Mason Portfolio, the Board noted that the fees under the Advisory Agreements, if any, were paid by the Manager out of the management fees that it receives under the Management Agreement. The Board relied on the ability of the Manager to negotiate the Advisory Agreements and the fees thereunder at arm's length. The Board noted that an advisory fee was not paid to the Clearbridge Adviser under the Advisory Agreement, since the Manager was paying advisory fees to the Batterymarch Adviser and the Western Adviser, both affiliates of the Clearbridge Adviser. The Board received portfolio specific data with regard to the profitability of the Legg Mason Portfolio. The Board analyzed the reasonableness of the profitability of the Legg Mason Advisers and found no indication of excessive profitability. However, the Board placed more reliance on the fact that the Advisory Agreements were negotiated at arm's length and that the advisory fees, if any, were paid by the Manager than on Adviser profitability.

OTHER FACTORS. The Board considered other benefits that may be realized by the Adviser and its affiliates from its relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Western Adviser and its affiliates by virtue of the Western Adviser's relationship to the Legg Mason Portfolio are fair and reasonable.

CONCLUSION. In considering the renewal of the Advisory Agreements for the Legg Mason Portfolio, the Board, including the Disinterested Trustees, did not identify any single factor as controlling, and each Trustee attributed different weights to the various factors. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of each Legg Mason Adviser, the Board determined approval of each of the Advisory Agreements for the Legg Mason Portfolio was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Disinterested Trustees, with the assistance of independent counsel, approved each Advisory Agreement for the Legg Mason Portfolio.

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO       FOR THE PERIOD ENDED 6/30/08
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC, LEGG MASON GLOBAL ASSET ALLOCATION,
LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS

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PERFORMANCE

During the six month period ended June 30, 2008, the Portfolio had a return of (5.65)% versus (6.75)% for the blended benchmark of 60% S&P 500(R) Index/1/ and 40% Lehman Brothers Government/Credit Index/2/. The equity Portfolio, managed by Batterymarch Financial Management, Inc., had a return of (9.35)%, versus (11.91)% for its benchmark, the S&P 500. The fixed income Portfolio, managed by Western Asset Management Company, had a return of (0.71)% versus 0.98% for its benchmark, the Lehman Brothers Government/Credit Bond Index. The convertible securities Portfolio, managed by ClearBridge Advisors, LLC, had a return of (3.25)%.

PORTFOLIO REVIEW

The equity Portfolio contributed positive relative returns over the past six months. Bottom-up stock selection was the major contributor to the Portfolio's relative outperformance, primarily from stock selection in the financials and materials sectors. Stock selection in health care and health care services contributed negative relative returns, primarily due to holdings in Humana, Inc. and Wellpoint, Inc. which had negative returns of over 45% for the period. The Portfolio's sector over- and underweights contributed modestly positive relative returns. The underweight to financials was the primary contributor of positive relative returns, while the overweight to health care services detracted from performance and contributed negative relative returns.

The fixed income Portfolio contributed negative relative returns over the past six months. The large overweight exposure to the mortgage-backed sector contributed negative relative returns, despite some recovery in the agency pass-through market following the Bear Stearns rescue in March. Exposure to some non-agency issues contributed negative relative returns over the past six months due to rising defaults and uncertainty in that marketplace. The overweight to lower-quality corporate bonds, with an emphasis on financial issues, also contributed negative relative returns. The high-yield sector performed poorly on news of more rating downgrades and a volatile and declining stock market. The Portfolio's moderately long duration strategy, with a concentration on short-dated yields, contributed modestly positive relative returns as Treasuries rallied in the early part of the year. The Portfolio's small TIPS exposure also contributed positive relative returns following a commodity-driven rise in headline inflation.

The convertible securities Portfolio contributed positive relative returns over the past six months. The largest contributor to return for the period was the energy sector which was led by the convertible bonds of GMX Resources, Inc., followed by the securities of Pride International, Inc. The telecommunication services sector was the second largest positive contributor to the convertible securities Portfolio return, led by the securities of Level 3 Communications, Inc. The financial sector was the largest negative contributor to the Portfolio's return. Within that sector, the worst individual performance came from the convertible bonds of BankUnited Financial Corp., followed by the securities of Countrywide Financial Corp. The second largest negative contributor to the Portfolio's return was the Information Technology sector. Within that sector, the negative return was attributable to the convertible bonds of Euronet Worldwide, Inc., followed by the convertible bonds of Cadence Design Systems, Inc.

MARKET ENVIRONMENT/CONDITIONS

Over the past six months the ongoing problems in the credit markets, and the fallout from those problems, dominated investors' attention. After suffering losses on mortgage related debt, banks and other financial intermediaries have been tightening their lending standards sharply for several quarters. This "credit crunch" has clearly begun to have a negative impact on economic growth, and in turn on earnings growth, and stocks fell in the first half of the year as investors digested this reality.

March brought a temporary selling climax in the stock market, when Bear Stearns found itself facing the equivalent of a bank run. It was saved from bankruptcy only by being acquired at a rock bottom price by JPMorgan, which in turn acted only because the U.S. Federal Reserve provided backing for Bear Stearns' riskiest assets. At the same time, the Fed announced that it was willing to lend money directly to investment banks and take their mortgage backed assets as collateral. The Bear Stearns acquisition proved to be quite painful for Bear's shareholders, but it served to spark a kind of relief rally in stocks, as the Fed's actions eased fears of widespread systemic risk in the financial system. The Fed seemed to be implicitly saying that it would be willing to lend enough money to the investment banks to meet any short term funding needs they might have. From its low point on the Monday after the Bear Stearns deal was announced through its high point in mid-May, the S&P 500 rose almost 12%. But the decline resumed from mid-May onward, and by the end of June the S&P 500, as mentioned earlier, was down 11.9% for the year-to-date.

At the same time that stocks began to rally in March, bond yields began to rise, as investors worried anew about inflation. Ten year US Treasury yields rose from 3.31% to 4.27% between mid-March and mid-June. But as stocks resumed their slide, fears about inflation began to subside, and the ten-year yield fell back to 3.97% by the end of June.

CURRENT OUTLOOK/STRATEGY

In evaluating the prospects for stocks, we focus on the components that make up an equity investor's total return. Simply stated, the total return

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/1/ The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Lehman Brothers Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Index does not include fees or expenses and is not available for direct investment.

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LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO       FOR THE PERIOD ENDED 6/30/08
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC, LEGG MASON GLOBAL ASSET ALLOCATION,
LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

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consists of the product of the growth in earnings times the change in the price/earnings multiple (i.e., changes in how much the market pays for a dollar of earnings), added to the dividend yield, if any. The bull market in equities that began in early 2003 was driven entirely by a surge in earnings growth. Price/earnings multiples contracted steadily through the bull market, while dividends made a modest contribution to the total return. The surge in earnings growth from 2003 to 2007 was, in fact, unprecedented. At the end of September of 2007, the trailing five year earnings growth rate for the MSCI World Index/3/ hit 24.1%. Prior to this cycle, the 5-year earnings growth rate for the index had never topped 15% in its history, going back to 1974.

By the early part of 2008, though, we concluded that earnings growth was set to decelerate sharply, and that global earnings were in fact likely to fall. We based our conclusion on a number of factors: 1) As mentioned earlier, banks in the U.S. and Europe were tightening their lending standards for every type of lending. Credit is the lifeblood of the economy, and if access to credit is significantly restricted for any length of time, it's hard for the economy to grow. Historically, there has been a pretty good relationship between banks' lending standards and profit growth. When banks start tightening their credit standards, profit growth falls. If banks make it really hard to get credit, profit growth actually turns negative. And that was where we seemed to be heading at the time. 2) Leading indicators of economic activity had begun to fall. This too has been a sign of an impending decline in profits in the past.
3) Return on equity had been running at extremely high levels over the last couple of years. This has served as a good contrary indicator of future profit growth. Historically, when ROE has been high, subsequent growth in earnings has been poor or negative. We believe that this is because in times of high ROE, companies tend to invest their profits unwisely, frequently in acquisitions that do not turn out well. Note that merger activity was at an all time high in mid-2007. 4) Earnings were more than 40% above their long term trend, thanks to that 24% annualized earnings growth. Earnings have tended to revert to their long term trend whenever they have strayed more than 15% or so away from that trend.

For all these reasons, we felt earnings were likely to decline over the next year or longer, and stocks tend to underperform bonds when earnings are falling. As a result, we moved to an overweight in bonds and an underweight in equities while remaining neutral convertibles in the month of February 2008.

After the kind of sharp decline we have been seeing in recent weeks, we wouldn't be surprised to see a "bounce" in stocks at some point soon, but we still don't think that the conditions are in place for a sustainable rally in stocks that would make us raise our allocation to equities. What do we think we need to see before that happens? Two things. First, a recapitalization of the banking system in the U.S., and to a lesser extent, Europe. Despite years of "disintermediation," banks still play a critical role in creating credit. With their balance sheets weakened by losses on mortgage related securities, many banks need more capital if they are to be able to start lending money out at a pace that will sustain higher economic growth. Unfortunately, they need to raise capital just at a time when investors are losing their appetite for risk, so the recapitalization process is going to take a while. The second thing that is needed is simple--time. Today, managers at banks and brokerage firms are all too keenly aware of the financial pain that their loose lending practices caused. It is simply natural that there will be an overreaction--they will swing too far in the opposite direction, and will tighten their lending standards too much, and for too long, until the memories of today's problems begin to fade. Even when they have more capital to lend, they will be stingy with it for a while. As a result, we think economic growth will remain sluggish, if not negative, for at least the next several quarters. That, in turn, means that we don't expect an immediate recovery for equities, and so the total Portfolio remains overweight fixed income, underweight equities and neutral convertible securities.

TEAM MANAGED

BATTERYMARCH FINANCIAL MANAGEMENT, INC.

YU-NIEN (CHARLES) KO, CFA
Co-Director and Senior Portfolio Manager, U.S. Investments

STEPHEN A. LANZENDORF, CFA
Co-Director and Senior Portfolio Manager, U.S. Investments

CLEARBRIDGE ADVISORS, LLC

PETER D. LUKE
Senior Portfolio Manager, Convertible Strategies

LEGG MASON GLOBAL ASSETS ALLOCATION, LLC

STEVEN BLEIBERG
President and Chief Investment Officer, Asset Allocation

ANDREW PURDY
Portfolio Manager, Asset Allocation

WESTERN ASSET MANAGEMENT COMPANY

S. KENNETH LEECH Chief Investment Officer

STEPHEN A. WALSH
Deputy Chief Investment Officer

CARL L. EICHSTAEDT
Portfolio Manager

MARK LINDBLOOM
Portfolio Manager

EDWARD A. MOODY
Portfolio Manager

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/3/ The MSCI World Index/SM/ is an unmanaged free-float adjusted market capitalization index that is designed to measure global developed market equity performance. The Index does not include fees or expenses and is not available for direct investment.

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LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO       FOR THE PERIOD ENDED 6/30/08
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC, LEGG MASON GLOBAL ASSET ALLOCATION,
LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

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The views expressed above are those of the investment subadvisory firms and are subject to change based on market and other conditions, and no forecast can be guaranteed. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

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TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/08

                                                                      Percent of
         Description                                         Net Assets
         --------------------------------------------------------------
         U.S. Treasury Note (4.250%, due 11/15/17)             4.91%
         --------------------------------------------------------------
         Federal National Mortgage Assoc. (6.000%, due TBA)    3.88%
         --------------------------------------------------------------
         U.S. Treasury Note (4.750%, due 08/15/17)             3.38%
         --------------------------------------------------------------
         U.S. Treasury Note (3.875%, due 05/15/18)             2.57%
         --------------------------------------------------------------
         Exxon Mobil Corp.                                     2.44%
         --------------------------------------------------------------
         Bundesrepublik Deutschland (4.250%, due 01/04/14)     1.95%
         --------------------------------------------------------------
         U.S. Treasury Note (6.375%, due 08/15/17)             1.47%
         --------------------------------------------------------------
         Microsoft Corp.                                       1.44%
         --------------------------------------------------------------
         Wal-Mart Stores, Inc.                                 1.36%
         --------------------------------------------------------------
         Chevron Corp.                                         1.24%
         --------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/08

                          [CHART]

Common Stock                                          52.1%
Asset-Backed Securities                                4.1%
Foreign Bonds & Debt Securities                        2.5%
Convertible Preferred Stock                            0.4%
Convertible Bonds                                      3.7%
Domestic Bonds & Debt Securities                      19.6%
U.S. Government Agency Mortgage Backed Securities      5.3%
U.S. Government & Agency Obligations                  12.3%



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LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO       FOR THE PERIOD ENDED 6/30/08
MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC.,
CLEARBRIDGE ADVISORS, LLC, LEGG MASON GLOBAL ASSET ALLOCATION,
LLC AND WESTERN ASSET MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

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            LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO MANAGED BY BATTERYMARCH FINANCIAL MANAGEMENT, INC., CLEARBRIDGE ADVISORS, LLC, LEGG MASON
 GLOBAL ASSET ALLOCATION, LLC AND WESTERN ASSET MANAGEMENT COMPANY VS. LEHMAN
                 BROTHERS GOVERNMENT/CREDIT BOND INDEX/1/ AND
                               S&P 500(R) INDEX/2/
                            Growth Based on $10,000+

                                     [CHART]

            Legg Mason Partners    Lehman Brothers
               Managed Assets     Government/Credit     S&P 500/R/
             Portfolio-Class A       Bond Index/1/        Index
             -----------------    -----------------   -------------
12/31/1997        $12,131             $10,000            $10,000
12/31/1998         14,732              10,947             12,858
12/31/1999         16,827              10,712             15,563
12/31/2000         16,554              11,980             14,146
12/31/2001         15,713              12,999             12,465
12/31/2002         14,362              14,432              9,710
12/31/2003         17,519              15,107             12,495
12/31/2004         19,172              15,743             13,855
12/31/2005         19,909              16,112             14,535
12/31/2006         22,061              16,724             16,830
12/31/2007         23,459              17,936             17,754
06/30/2008         22,134              18,112             15,639

    ------------------------------------------------------------------------
                                      Average Annual Return/3/
                                   (for the period ended 6/30/08)
    ------------------------------------------------------------------------
                                                                           Since
                         6 Months 1 Year  3 Year 5 Year 10 Year Inception/4/
    ------------------------------------------------------------------------
    Legg Mason
    Partners
    Managed Assets
    Portfolio--
--  Class A               -5.65%   -4.54% 4.98%  6.71%   4.93%     8.46%
    ------------------------------------------------------------------------
    Lehman Brothers
    Government/
    Credit Bond
--  Index/1/               0.98%    7.24% 3.84%  3.58%   5.69%     8.32%
    ------------------------------------------------------------------------
- - S&P 500(R) Index/2/  -11.91%  -13.12% 4.41%  7.58%   2.88%    11.62%
    ------------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. This is currently the only active Class in the Portfolio.

/1/The Lehman Brothers Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment grade domestic corporate debt, excluding collateralized mortgage obligations. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500(R) Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception of Class A shares is 4/08/1983. Index returns are based on an inception date of 4/1/1983.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.


--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust sales charges and redemption fees do not apply and Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolio and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from January 1, 2008 through June 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                               BEGINNING     ENDING        EXPENSES PAID
                                               ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                               1/1/08        6/30/08       1/1/08-6/30/08
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO   ------------- ------------- --------------

  Class A
  Actual                                         $1,000.00     $  943.50       $2.90
  Hypothetical (5% return before expenses)        1,000.00      1,021.88        3.02
---------------------------------------------  ------------- ------------- --------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.60% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 2008
(PERCENTAGE OF NET ASSETS)


 --------------------------------------------------------------------------------
                                                        PAR         VALUE
 SECURITY DESCRIPTION                                  AMOUNT      (NOTE 2)
 --------------------------------------------------------------------------------

 ASSET-BACKED SECURITIES - 4.2%
 Banc of America Funding Corp. 2.562%, due 07/20/36 $    248,880 $     228,780
 Bayview Commercial Asset Trust
   2.753%, due 04/25/36 (144A)(a)(b)...............      672,148       579,566
   2.713%, due 07/25/36 (144A)(a)(b)...............      818,320       687,103
 Chase Funding Mortgage Loan Asset-Backed
   Certificates, Series 2002-2, Class 1A5 5.833%,
   due 04/25/32....................................      276,348       245,751
 Countrywide Asset-Backed Certificates 3.153%, due
   07/25/34........................................      290,000       261,138
   5.071%, due 04/25/35............................      571,821       454,061
   2.933%, due 03/25/47 (144A)(a)(b)...............      689,908       483,259
 Countrywide Home Loan Mortgage Pass Through
   Trust 2.823%, due 02/25/35......................      512,135       407,508
 Credit Suisse Mortgage Capital Certificates
   5.467%, due 09/15/39............................      370,000       352,409
 Delta Air Lines, Inc. 6.821%, due 08/10/22
   (144A)(b).......................................       97,284        82,205
 Deutsche Mortgage Securities Inc. 5.087%, due
   06/26/35........................................      280,000       235,691
 Finance America Mortgage Loan Trust 3.533%, due
   09/25/33........................................      276,612       249,837
 Fremont Home Loan Trust 3.533%, due 12/25/33......      257,162       218,078
 Greenpoint Mortgage Funding Trust 2.883%, due
   09/25/34........................................      350,000       245,499
 Harborview Mortgage Loan Trust 3.483%, due
   11/25/47........................................      287,786       229,328
 Master Adjustable Rate Mortgages Trust 4.626%,
   due 09/25/33....................................      478,852       426,100
 Master Reperforming Loan Trust 2.833%, due
   05/25/35........................................      515,608       455,655
   5.894%, due 05/25/36............................      491,914       452,561
 MLCC Mortgage Investors Inc. 5.377%, due 02/25/36.      241,280       233,388
 Morgan Stanley Home Equity Loans 2.803%, due
   09/25/35........................................      530,000       467,683
 Nelnet Student Loan Trust 4.100%, due 04/25/24....      150,000       148,498
 Residential Asset Securities Corp. 6.349%, due
   03/25/32........................................      252,885       176,185
 Structured Asset Securities Corp. 2.733%, due
   11/25/37........................................      233,184       211,707
 Terwin Mortgage Trust 4.750%, due 10/25/37........      176,814        46,449

 -----------------------------------------------------------------------------
                                                        PAR         VALUE
 SECURITY DESCRIPTION                                  AMOUNT      (NOTE 2)
 -----------------------------------------------------------------------------

 ASSET-BACKED SECURITIES - CONTINUED
 WaMu Mortgage Pass Through Certificates 5.954%,
   due 08/25/36.................................... $    270,000 $     211,182
   5.759%, due 11/25/36............................      550,000       471,554
   2.803%, due 08/25/45............................      508,920       405,750
   2.763%, due 11/25/45............................      554,368       420,078
                                                                 -------------
 Total Asset-backed Securities (Cost $9,756,462)                     9,087,003
                                                                 -------------

 DOMESTIC BONDS & DEBT SECURITIES - 20.2%
 AEROSPACE & DEFENSE - 0.0%
 L-3 Communications Corp. 6.375%, due 10/15/15.....       65,000        61,100
                                                                 -------------
 AIRLINES - 0.1%
 Continental Airlines, Inc. 5.983%, due 04/19/22...      300,000       247,500
                                                                 -------------
 AUTOMOBILES - 0.3%
 DaimlerChrysler North America Holding Corp.
   5.875%, due 03/15/11............................      360,000       381,264
 Ford Motor Co. 7.450%, due 07/16/31(c)............      530,000       311,375
                                                                 -------------
                                                                         692,639
                                                                 -------------
 BIOTECHNOLOGY - 0.1%
 FMC Finance III S.A. 6.875%, due 07/15/17.........       90,000        88,875
                                                                 -------------
 CAPITAL MARKETS - 1.3%
 Bear Stearns Cos., Inc. (The) 5.550%, due
   01/22/17(c).....................................      380,000       351,788
   6.400%, due 10/02/17............................      240,000       237,574
 Goldman Sachs Capital II 5.793%, due 12/29/49.....       10,000         6,959
 Goldman Sachs Group, Inc. 5.625%, due 01/15/17....      650,000       603,256
 Lehman Brothers Holdings Capital Trust V 5.857%,
   due 11/29/49....................................       20,000        13,060
 Lehman Brothers Holdings, Inc. 6.200%, due
   09/26/14........................................       60,000        57,341
   6.500%, due 07/19/17............................      870,000       806,188
 Morgan Stanley 5.050%, due 01/21/11...............      600,000       593,507
   3.184%, due 10/18/16(a).........................       80,000        69,519
                                                                 -------------
                                                                       2,739,192
                                                                 -------------
 CHEMICALS - 0.0%
 Westlake Chemical Corp. 6.625%, due 01/15/16......       40,000        33,800
                                                                 -------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 1.1%
 Bear Stearns Commercial Mortgage Securities
   5.405%, due 12/11/40............................      600,000       582,864
 Indymac Index Mortgage Loan Trust 2.793%, due
   06/25/34(a).....................................      122,255       108,430

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS (UNAUDITED) - CONTINUED
JUNE 30, 2008
(PERCENTAGE OF NET ASSETS)


 -----------------------------------------------------------------------------
                                                        PAR         VALUE
 SECURITY DESCRIPTION                                  AMOUNT      (NOTE 2)
 -----------------------------------------------------------------------------

 COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
 Lake Country Mortgage Loan Trust 2.613%, due
   07/25/34 (144A)(a)(b)........................... $    158,602 $     157,143
 Morgan Stanley Capital I 5.332%, due 12/15/43.....      510,000       480,614
 Wells Fargo Mortgage Backed Securities Trust
   3.541%, due 09/25/34............................    1,000,000       989,514
                                                                 -------------
                                                                       2,318,565
                                                                 -------------
 COMMERCIAL BANKS - 1.2%
 BAC Capital Trust XIV 5.630%, due 12/31/49........      150,000       117,141
 Banc of America Commercial Mortgage, Inc., Class
   AJ 4.870%, due 12/10/42.........................      450,000       393,104
 Glitnir Banki HF 6.330%, due 07/28/11 (144A)(b)...      100,000        81,163
   6.375%, due 09/25/12 (144A)(b)..................      100,000        86,029
   6.693%, due 06/15/16 (144A)(b)..................      230,000       147,993
 Merrill Lynch/Countrywide Commercial Mortgage
   Trust 5.485%, due 03/12/51......................      220,000       205,329
 Rabobank Capital Fund Trust III 5.254%, due
   12/31/16 (144A)(b)..............................      200,000       172,035
 RBS Capital Trust I 4.709%, due 12/29/49..........      300,000       260,990
 Royal Bank of Scotland Group Plc 5.050%, due
   01/08/15(c).....................................      300,000       284,831
   7.640%, due 03/31/49............................      100,000        91,579
 Santander Issuances, S.A. Unipersonal 5.805%, due
   06/20/16 (144A)(b)..............................      170,000       164,373
 Shinsei Finance Cayman, Ltd. 6.418%, due 01/29/49
   (144A)(b).......................................      200,000       140,652
 SunTrust Capital VIII 6.100%, due 12/15/36........      260,000       207,098
 Wachovia Bank North America 4.800%, due
   11/01/14(c).....................................      200,000       181,355
 Wells Fargo Capital X 5.950%, due 12/15/36........      100,000        91,010
                                                                 -------------
                                                                       2,624,682
                                                                 -------------
 COMMERCIAL SERVICES & SUPPLIES - 0.3%
 Intergas Finance B.V. 6.375%, due 05/14/17
   (144A)(b)(c)....................................      260,000       232,050
 Waste Management, Inc. 6.375%, due 11/15/12.......      370,000       380,006
                                                                 -------------
                                                                         612,056
                                                                 -------------
 COMMUNICATIONS EQUIPMENT - 0.2%
 Countrywide Alternative Loan Trust 2.723%, due
   12/25/46(a).....................................      844,403       484,761
                                                                 -------------

 --------------------------------------------------------------------------------
                                                        PAR         VALUE
 SECURITY DESCRIPTION                                  AMOUNT      (NOTE 2)
 --------------------------------------------------------------------------------

 COMPUTERS & PERIPHERALS - 0.0%
 Electronic Data Systems Corp. 7.125%, due 10/15/09 $     10,000 $      10,316
                                                                 -------------
 CONSUMER FINANCE - 1.5%
 American Express Co. 6.800%, due 09/01/66.........      400,000       370,379
 Capital One Bank 5.000%, due 06/15/09.............      310,000       309,608
 Capital One Financial Corp. 5.500%, due 06/01/15..       80,000        72,033
 Ford Motor Credit Co. LLC 5.700%, due 01/15/10....      100,000        85,346
   7.375%, due 10/28/09............................    1,400,000     1,275,470
   10.250%/9.750%, due 09/15/10(d).................      270,000       235,518
 General Motors Acceptance Corp. LLC 5.850%, due
   01/14/09(c).....................................       50,000        47,485
 GMAC LLC 8.000%, due 11/01/31(c)..................      200,000       130,373
   6.625%, due 05/15/12............................    1,020,000       700,279
                                                                 -------------
                                                                       3,226,491
                                                                 -------------
 DIVERSIFIED FINANCIAL SERVICES - 4.8%
 Aiful Corp. 5.000%, due 08/10/10 (144A)(b)........      200,000       178,000
 AIG SunAmerica Global Financing VII 5.850%, due
   08/01/08 (144A)(b)..............................      400,000       400,417
 American General Finance Corp. 3.875%, due
   10/01/09........................................      800,000       783,751
 Bank of America Corp. 5.375%, due 06/15/14........      250,000       245,839
   8.000%, due 12/29/49............................      150,000       140,759
   8.125%, due 12/29/49............................       20,000        18,930
 Citigroup, Inc. 5.500%, due 04/11/13..............      230,000       224,707
   6.125%, due 08/25/36............................      810,000       687,147
   6.875%, due 03/05/38............................      220,000       212,299
 Credit Suisse First Boston USA, Inc. 6.125%, due
   11/15/11........................................      140,000       143,843
 Credit Suisse Guernsey, Ltd. 5.860%, due 05/29/49.      250,000       208,754
 General Electric Capital Corp. 5.450%, due
   01/15/13........................................       40,000        40,874
   6.375%, due 11/15/67............................      330,000       312,654
 Glen Meadow Pass-Through Trust 6.505%, due
   02/12/67 (144A)(b)..............................      100,000        85,010
 Goldman Sachs Capital I, Capital Securities
   6.345%, due 02/15/34(c).........................      200,000       170,035
 Goldman Sachs Group, Inc. 4.500%, due 06/15/10....      130,000       130,235
 HSBC Finance Corp. 6.375%, due 10/15/11...........    1,100,000     1,125,847

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS (UNAUDITED) - CONTINUED
JUNE 30, 2008
(PERCENTAGE OF NET ASSETS)


 -----------------------------------------------------------------------------
                                                        PAR         VALUE
 SECURITY DESCRIPTION                                  AMOUNT      (NOTE 2)
 -----------------------------------------------------------------------------

 DIVERSIFIED FINANCIAL SERVICES - CONTINUED
 JPMorgan Chase & Co. 5.250%, due 05/01/15......... $    400,000 $     388,398
   5.125%, due 09/15/14............................      360,000       350,498
   5.150%, due 10/01/15............................      190,000       183,214
 JPMorgan Chase Commercial Mortgage Securities
    Corp.
   Series 2004-C3, Class AJ 4.922%, due 01/15/42...      600,000       524,164
   Series 2005-LDP4, Class AM 4.999%, due 10/15/42.      430,000       401,644
 Kaupthing Bank HF 7.625%, due 02/28/15
   (144A)(a)(e)....................................      580,000       523,914
 Lehman Brothers Holdings, Inc. 4.476%, due
   09/15/22(a).....................................      430,000       417,103
 Merrill Lynch & Co., Inc. Series C 4.250%, due
   02/08/10........................................      170,000       166,414
   5.000%, due 01/15/15............................      170,000       155,113
   6.110%, due 01/29/37............................      730,000       581,476
 Residential Capital LLC 8.500%/0.00%, due
   05/15/10(d).....................................       63,000        53,235
   9.625%, due 05/15/15............................      700,000       343,000
 Resona Preferred Global Securities Cayman,
   Ltd. 7.191%, due 12/29/49 (144A)(b).............      120,000       110,955
 SLM Corp. 5.000%, due 10/01/13....................      160,000       138,500
   5.375%, due 05/15/14............................      385,000       338,646
   5.050%, due 11/14/14............................       40,000        34,016
   5.000%, due 04/15/15(c).........................       10,000         8,473
   5.625%, due 08/01/33............................       30,000        22,654
 TNK-BP Finance S.A. 7.500%, due 07/18/16 (144A)(b)      190,000       180,253
   7.875%, due 03/13/18 (144A)(b)..................      100,000        96,750
                                                                 -------------
                                                                      10,127,521
                                                                 -------------
 DIVERSIFIED TELECOMMUNICATION SERVICES - 1.5%
 AT&T, Inc. 5.500%, due 02/01/18...................      340,000       330,066
 Citizens Communications Co. 7.125%, due 03/15/19..       20,000        18,000
   7.875%, due 01/15/27............................       35,000        30,800
 Deutsche Telekom International Finance B.V.
   8.750%/0.00%, due 06/15/30(d)...................      330,000       379,626
 France Telecom S.A. 8.500%, due 03/01/31..........      150,000       182,068
 Qwest Corp. 6.875%, due 09/15/33..................       40,000        33,200
   7.500%, due 10/01/14............................       30,000        29,025

 -----------------------------------------------------------------------------
                                                        PAR         VALUE
 SECURITY DESCRIPTION                                  AMOUNT      (NOTE 2)
 -----------------------------------------------------------------------------

 DIVERSIFIED TELECOMMUNICATION SERVICES - CONTINUED
 Royal KPN N.V. 8.000%, due 10/01/10............... $    350,000 $     370,503
 SBC Communications, Inc. 6.450%, due 06/15/34.....      300,000       290,530
 Sprint Capital Corp. 8.375%, due 03/15/12.........      560,000       554,833
 Telecom Italia Capital S.A. 5.250%, due 10/01/15..      200,000       183,300
   6.000%, due 09/30/34............................      240,000       206,019
 Verizon Global Funding Corp. 7.375%, due 09/01/12.      120,000       129,590
 Verizon New York, Inc. 6.875%, due 04/01/12.......      270,000       281,813
 Windstream Corp. 8.625%, due 08/01/16.............       50,000        50,125
                                                                 -------------
                                                                       3,069,498
                                                                 -------------
 ELECTRIC UTILITIES - 1.0%
 Duke Energy Corp. 5.625%, due 11/30/12(c).........      170,000       175,090
 Exelon Corp. 5.625%, due 06/15/35.................      205,000       177,259
 FirstEnergy Corp. 6.450%, due 11/15/11............      250,000       256,717
   7.375%, due 11/15/31............................      525,000       572,537
 Pacific Gas & Electric Co. 6.050%, due 03/01/34...      210,000       203,134
   5.800%, due 03/01/37............................       20,000        18,709
 SP PowerAssets, Ltd. 5.000%, due 10/22/13.........      700,000       699,916
                                                                 -------------
                                                                       2,103,362
                                                                 -------------
 FOOD & STAPLES RETAILING - 0.4%
 CVS Caremark Corp. 6.943%, due 01/10/30 (144A)(b).      406,815       392,070
 Private Export Funding Corp. 3.550%, due 04/15/13.      220,000       213,314
 Wal-Mart Stores, Inc. 5.800%, due 02/15/18........      120,000       124,476
   6.200%, due 04/15/38............................       80,000        78,868
                                                                 -------------
                                                                         808,728
                                                                 -------------
 GAS UTILITIES - 0.1%
 Transocean, Inc. 5.250%, due 03/15/13.............      260,000       262,987
                                                                 -------------
 HEALTH CARE PROVIDERS & SERVICES - 0.5% American Home Mortgage Investment Trust
 5.294%,
   due 06/25/45(a).................................      506,512       427,002
 Cardinal Health, Inc. 5.850%, due 12/15/17........      220,000       215,545

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS (UNAUDITED) - CONTINUED
JUNE 30, 2008
(PERCENTAGE OF NET ASSETS)


 -----------------------------------------------------------------------------
                                                        PAR         VALUE
 SECURITY DESCRIPTION                                  AMOUNT      (NOTE 2)
 -----------------------------------------------------------------------------

 HEALTH CARE PROVIDERS & SERVICES - CONTINUED
 HCA, Inc. 5.750%, due 03/15/14.................... $    358,000 $     299,825
 Humana Inc. 7.200%, due 06/15/18..................       50,000        49,627
 WellPoint, Inc. 5.875%, due 06/15/17..............       10,000         9,683
                                                                 -------------
                                                                       1,001,682
                                                                 -------------
 HOTELS, RESTAURANTS & LEISURE - 0.1%
 MGM MIRAGE, Inc. 7.625%, due 01/15/17(c)..........      120,000        99,300
                                                                 -------------
 HOUSEHOLD DURABLES - 0.2%
 KazMunaiGaz Finance Subordinated BV 8.375%, due
   07/02/13........................................      220,000       220,385
 Washington Mutual, Inc. 5.933%, due 09/25/36......      240,718       226,202
                                                                 -------------
                                                                         446,587
                                                                 -------------
 INDUSTRIAL CONGLOMERATES - 0.4%
 General Electric Co. 5.000%, due 02/01/13.........      250,000       252,055
 Tyco International Group S.A. 6.000%, due 11/15/13      630,000       608,578
                                                                 -------------
                                                                         860,633
                                                                 -------------
 INSURANCE - 0.3%
 American International Group, Inc. 5.850%, due
   01/16/18........................................       30,000        28,156
   6.250%, due 03/15/37............................       50,000        39,250
 Berkshire Hathaway Finance Corp. 4.750%, due
   05/15/12(c).....................................      230,000       233,357
 Travelers Cos., Inc. (The) 6.250%, due 03/15/37...      390,000       335,602
                                                                 -------------
                                                                         636,365
                                                                 -------------
 LEISURE EQUIPMENT & PRODUCTS - 0.1% RSHB Capital (Russian Agricultural Bank)
 S.A.
   6.299%, due 05/15/17 (144A)(b)..................      260,000       240,539
                                                                 -------------
 MACHINERY - 0.4%
 Wachovia Bank Commercial Mortgage Trust 4.935%,
   due 04/15/42....................................      260,000       246,845
 Wachovia Bank North America 3.164%, due 11/03/14..      700,000       636,725
                                                                 -------------
                                                                         883,570
                                                                 -------------
 MEDIA - 0.7%
 Clear Channel Communications, Inc. 6.250%, due
   03/15/11........................................      190,000       161,121
 Comcast Cable Communications, Inc. 8.875%, due
   05/01/17........................................      880,000     1,010,738
 Comcast Corp. 6.500%, due 01/15/17................       10,000        10,076

 -----------------------------------------------------------------------------
                                                        PAR         VALUE
 SECURITY DESCRIPTION                                  AMOUNT      (NOTE 2)
 -----------------------------------------------------------------------------

 MEDIA - CONTINUED
 EchoStar DBS Corp. 7.000%, due 10/01/13........... $     60,000 $      57,450
   7.750%, due 05/31/15............................        5,000         4,900
 News America, Inc. 6.200%, due 12/15/34...........       20,000        18,501
   6.650%, due 11/15/37 (144A)(b)..................       10,000         9,795
 Time Warner Cos., Inc. 7.625%, due 04/15/31.......      260,000       264,679
                                                                 -------------
                                                                       1,537,260
                                                                 -------------
 METALS & MINING - 0.3%
 Freeport McMoRan Copper & Gold, Inc. 8.375%, due
   04/01/17........................................       90,000        95,098
 Rio Tinto Finance USA Ltd. 6.500%, due 07/15/18...      200,000       200,973
 Steel Dynamics, Inc. 7.375%, due 11/01/12
   (144A)(b).......................................       15,000        15,075
   6.750%, due 04/01/15............................       45,000        43,312
 Vale Overseas, Ltd. 6.875%, due 11/21/36..........      335,000       312,801
                                                                 -------------
                                                                         667,259
                                                                 -------------
 OIL, GAS & CONSUMABLE FUELS - 1.8%
 Anadarko Finance Co., Series B 6.750%, due
   05/01/11........................................      110,000       114,415
   7.500%, due 05/01/31............................       90,000        96,746
 Anadarko Petroleum Corp. 5.950%, due 09/15/16.....      240,000       240,515
   6.450%, due 09/15/36............................      180,000       178,247
 Chesapeake Energy Corp. 6.375%, due 06/15/15......       20,000        19,000
   6.875%, due 01/15/16............................       95,000        92,150
 ConocoPhillips Holding Co. 6.950%, due 04/15/29...      615,000       676,422
 Gaz Capital (GAZPROM) 6.212%, due 11/22/16
   (144A)(b).......................................      240,000       224,832
   6.510%, due 03/07/22 (144A)(b)..................      130,000       117,000
 Kerr-McGee Corp. 6.950%, due 07/01/24.............       90,000        93,580
   7.875%, due 09/15/31............................       40,000        46,671
 Kinder Morgan Energy Partners LP 5.125%, due
   11/15/14........................................      200,000       188,387
   6.300%, due 02/01/09............................       10,000        10,103
   6.750%, due 03/15/11............................       30,000        30,942
   6.000%, due 02/01/17(c).........................       20,000        19,795
   6.950%, due 01/15/38............................      200,000       199,122
 Peabody Energy Corp. 6.875%, due 03/15/13.........       20,000        20,150
 Pemex Project Funding Master Trust 6.625%, due
   06/15/35(c).....................................      305,000       302,439

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS (UNAUDITED) - CONTINUED
JUNE 30, 2008
(PERCENTAGE OF NET ASSETS)


 -----------------------------------------------------------------------------
                                                        PAR         VALUE
 SECURITY DESCRIPTION                                  AMOUNT      (NOTE 2)
 -----------------------------------------------------------------------------

 OIL, GAS & CONSUMABLE FUELS - CONTINUED
 Petrobras International Finance Co. 6.125%, due
   10/06/16........................................ $    180,000 $     180,900
 SMFG Preferred Capital 6.078%, due 01/29/49
   (144A)(b).......................................      340,000       289,180
 TXU Corp. 5.550%, due 11/15/14....................       70,000        55,151
   6.500%, due 11/15/24............................       10,000         7,428
   6.550%, due 11/15/34(c).........................       70,000        51,350
 Williams Cos., Inc. 7.875%, due 09/01/21..........       90,000        95,850
   7.500%, due 01/15/31............................       50,000        50,813
   7.750%, due 06/15/31............................      265,000       276,925
   8.750%/0.00%, due 03/15/32(d)...................       10,000        11,400
 XTO Energy, Inc. 6.100%, due 04/01/36.............      240,000       229,334
                                                                 -------------
                                                                       3,918,847
                                                                 -------------
 PAPER & FOREST PRODUCTS - 0.1%
 Weyerhaeuser Co. 6.750%, due 03/15/12.............      210,000       216,459
                                                                 -------------
 PHARMACEUTICALS - 0.2%
 Wyeth 5.950%, due 04/01/37........................      500,000       483,250
                                                                 -------------
 REAL ESTATE - 0.0%
 Ventas Realty LP/Ventas Capital Corp. 6.750%, due
   04/01/17........................................       60,000        57,900
                                                                 -------------
 REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.5%
 GMAC Mortgage Corp. Loan Trust 2.723%, due
   10/25/34(a).....................................      650,797       509,975
 iStar Financial, Inc. 6.000%, due 12/15/10(c).....      300,000       255,888
 Thornburg Mortgage Securities Trust 2.593%, due
   06/25/46(a).....................................      238,100       236,091
                                                                 -------------
                                                                       1,001,954
                                                                 -------------
 ROAD & RAIL - 0.1%
 Landsbanki Islands HF 6.100%,
   due 08/25/11 (144A)(b)..........................      320,000       282,314
                                                                 -------------
 THRIFTS & MORTGAGE FINANCE - 0.5%
 Countrywide Financial Corp. 2.923%,
   due 01/05/09(a).................................       70,000        68,639
 Indymac Index Mortgage Loan Trust 5.383%, due
   10/25/35........................................      359,419       286,831
 Washington Mutual Bank F.A. 5.125%, due 01/15/15..      400,000       308,402
 Washington Mutual Master Note Trust 2.490%, due
   09/15/13 (144A)(a)(b)...........................      470,000       442,980
                                                                 -------------
                                                                       1,106,852
                                                                 -------------

 -----------------------------------------------------------------------------
                                                        PAR         VALUE
 SECURITY DESCRIPTION                                  AMOUNT      (NOTE 2)
 -----------------------------------------------------------------------------

 TOBACCO - 0.0%
 Reynolds American, Inc. 6.750%, due 06/15/17...... $     70,000 $      69,864
                                                                 -------------
 WIRELESS TELECOMMUNICATION SERVICES - 0.1%
 America Movil S.A.B. de C.V. 5.625%, due 11/15/17.       90,000        87,128
 Nextel Communications, Inc. 6.875%, due 10/31/13..      150,000       126,840
                                                                 -------------
                                                                         213,968
                                                                 -------------
 Total Domestic Bonds & Debt Securities (Cost
 $46,423,258)                                                       43,236,676
                                                                 -------------

 U. S. GOVERNMENT & AGENCY OBLIGATIONS - 18.2% Federal Agricultural Mortgage
 Corp. 5.125%, due
   04/19/17 (144A)(b)..............................      400,000       411,032
 Federal Home Loan Mortgage Corp.
   5.600%, due 09/26/13............................      110,000       110,634
   5.500%, due 07/15/36............................      360,000       374,998
 Federal National Mortgage Assoc.
   6.500%, due 12/01/27............................       10,124        10,537
   6.000%, due 03/01/28-08/01/28...................      295,418       300,907
   5.500%, due 08/01/28............................       93,703        93,130
   5.000%, due 09/01/35(a).........................      830,166       798,662
   5.148%, due 09/01/35(a).........................           37            38
   5.000%, due 02/01/36............................      139,807       134,501
   6.000%, due TBA(f)..............................    8,100,000     8,303,764
 Government National Mortgage Assoc.
   9.000%, due 11/15/19............................       11,046        12,111
   5.000%, due TBA(f)..............................      800,000       775,125
 Tennessee Valley Authority 5.980%, due 04/01/36...      430,000       464,439
 U.S. Treasury Note
   2.625%, due 05/31/10(c).........................      170,000       170,159
   4.750%, due 08/15/17(c).........................    6,835,000     7,242,967
   4.250%, due 11/15/17(c).........................   10,290,000    10,514,291
   3.875%, due 05/15/18(c).........................    5,540,000     5,495,425
   6.375%, due 08/15/27(c).........................    2,560,000     3,136,801
   4.375%, due 02/15/38(c).........................      560,000       546,001
                                                                 -------------
 Total U.S. Government & Agency Obligations
 (Cost $39,237,569)                                                 38,895,522
                                                                 -------------

 FOREIGN BONDS & DEBT SECURITIES - 2.6%
 GERMANY - 2.0%
 Bundesrepublik Deutschland 4.250%, due 01/04/14...    2,700,000     4,170,246
                                                                 -------------
 LUXEMBOURG - 0.1%
 Telecom Italia Capital S.A. 7.721%, due 06/04/38..      300,000       296,075
                                                                 -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS (UNAUDITED) - CONTINUED
JUNE 30, 2008
(PERCENTAGE OF NET ASSETS)


 -----------------------------------------------------------------------------
                                                        PAR         VALUE
 SECURITY DESCRIPTION                                  AMOUNT      (NOTE 2)
 -----------------------------------------------------------------------------

 MEXICO - 0.4%
 Mexico Government International Bond 6.750%, due
   09/27/34........................................ $    715,000 $     760,403
                                                                 -------------
 RUSSIA - 0.1%
 Russian Federation 7.500%, due 03/31/30...........      187,150       210,264
                                                                 -------------
 UNITED KINGDOM - 0.0%
 HBOS Capital Funding LP 6.071%, due 06/30/49
   (144A)(b).......................................       50,000        43,281
                                                                 -------------
 Total Foreign Bonds & Debt Securities (Cost
 $5,523,569)                                                         5,480,269
                                                                 -------------

 CONVERTIBLE BONDS - 3.8%
 AEROSPACE & DEFENSE - 0.2%
 AAR Corp. 1.750%, due 02/01/26(c).................      350,000       273,000
 Orbital Sciences Corp.
   2.438%, due 01/15/27 (144A)(b)..................      100,000       116,000
   2.438%, due 01/15/27(c).........................       25,000        29,000
                                                                 -------------
                                                                         418,000
                                                                 -------------
 AUTO COMPONENTS - 0.1%
 Standard Motor Products Inc. 6.750%, due 07/15/09.      100,000        92,500
                                                                 -------------
 BIOTECHNOLOGY - 0.1%
 BioMarin Pharmaceutical, Inc. 2.500%, due 03/29/13       50,000        95,250
 Incyte Corp. 3.500%, due 02/15/11(c)..............      100,000        93,500
                                                                 -------------
                                                                         188,750
                                                                 -------------
 BUILDING PRODUCTS - 0.0%
 Trex Co., Inc. 6.000%, due 07/01/12...............       75,000        57,469
                                                                 -------------
 CAPITAL MARKETS - 0.0%
 Lehman Brothers Holdings, Inc. 8.750%, due
   07/01/11(c).....................................          100        76,650
                                                                 -------------
 COMMUNICATIONS EQUIPMENT - 0.1%
 Comverse Technology, Inc. 0.000%, due 05/15/23(g).      100,000       106,750
 Powerwave Technologies Inc. 1.875%, due
   11/15/24(c).....................................      150,000       108,188
                                                                 -------------
                                                                         214,938
                                                                 -------------
 CONSUMER FINANCE - 0.1%
 AmeriCredit Corp. 2.125%, due 09/15/13............      200,000       119,000
 Dollar Financial Corp. 2.875%, due 06/30/27.......      225,000       165,656
                                                                 -------------
                                                                         284,656
                                                                 -------------

 -----------------------------------------------------------------------------
                                                        PAR         VALUE
 SECURITY DESCRIPTION                                  AMOUNT      (NOTE 2)
 -----------------------------------------------------------------------------

 DIVERSIFIED FINANCIAL SERVICES - 0.2%
 Hlth Corp. 3.125%, due 09/01/25................... $    175,000 $     156,844
 NorthStar Realty Finance LP 7.250%, due 06/15/27
   (144A)(b).......................................      250,000       193,750
                                                                 -------------
                                                                         350,594
                                                                 -------------
 ELECTRICAL EQUIPMENT - 0.4%
 Canadian Solar, Inc. 6.000%, due 12/15/17
   (144A)(b).......................................      100,000       216,250
 General Cable Corp. 0.875%, due 11/15/13..........       75,000       101,719
 Roper Industries, Inc., 1.481%/0.000%, due
   01/15/09(d).....................................      200,000       165,500
 Sunpower Corp. 1.250%, due 02/15/27...............      100,000       143,250
 Suntech Power Holdings Co., Ltd. 3.000%, due
   03/15/13 (144A)(b)..............................      125,000       143,437
 Yingli Green Energy Holding Co. Ltd. Zero coupon
   bond to yield 0.010%, due 12/15/12(c)...........      175,000       150,281
                                                                 -------------
                                                                         920,437
                                                                 -------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
 Anixter International, Inc. 1.000%, due
   02/15/13(c).....................................      175,000       192,938
 Avnet, Inc. 2.000%, due 03/15/34(c)...............      175,000       181,781
                                                                 -------------
                                                                         374,719
                                                                 -------------
 ENERGY EQUIPMENT & SERVICES - 0.2%
 Cameron International Corp. 2.500%, due
   06/15/26(c).....................................       75,000       126,844
 Halliburton Co. 3.125%, due 07/15/23..............       50,000       141,875
 Parker Drilling Co. 2.125%, due 07/15/12(c).......      175,000       177,187
                                                                 -------------
                                                                         445,906
                                                                 -------------
 FOOD & STAPLES RETAILING - 0.1%
 Pantry, Inc. (The) 3.000%, due 11/15/12...........      200,000       139,000
 Rite Aid Corp. 8.500%, due 05/15/15...............      100,000        90,375
                                                                 -------------
                                                                         229,375
                                                                 -------------
 HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
 Hologic, Inc. 0.000%/2.000%, due 12/15/13(i)......      200,000       170,000
                                                                 -------------
 HEALTH CARE PROVIDERS & SERVICES - 0.1%
 Henry Schein, Inc. 3.000%, due 08/15/34...........      175,000       217,000
                                                                 -------------
 HOUSEHOLD DURABLES - 0.1%
 Beazer Homes USA, Inc. 4.625%, due 06/15/24.......      250,000       190,625
                                                                 -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS (UNAUDITED) - CONTINUED
JUNE 30, 2008
(PERCENTAGE OF NET ASSETS)


 -----------------------------------------------------------------------------
                                                        PAR         VALUE
 SECURITY DESCRIPTION                                  AMOUNT      (NOTE 2)
 -----------------------------------------------------------------------------

 INTERNET SOFTWARE & SERVICES - 0.1%
 SAVVIS, Inc. 3.000%, due 05/15/12................. $    100,000 $      73,000
 SINA Corp. 0.000%, due 07/15/23(g)................       50,000        88,063
 VeriSign, Inc. 3.250%, due 08/15/37 (144A)(b).....       75,000        97,312
                                                                 -------------
                                                                         258,375
                                                                 -------------
 IT SERVICES - 0.1%
 Euronet Worldwide, Inc. 3.500%, due 10/15/25......      350,000       290,500
                                                                 -------------
 LIFE SCIENCES TOOLS & SERVICES - 0.1%
 Kendle International, Inc. 3.375%, due 07/15/12...      125,000       129,219
 Millipore Corp. 3.750%, due 06/01/26(c)...........      150,000       151,687
                                                                 -------------
                                                                         280,906
                                                                 -------------
 MACHINERY - 0.2%
 Actuant Corp. 2.000%, due 11/15/23................      100,000       163,750
 Danaher Corp. 1.401%, due 01/22/21(c)(g)..........      150,000       171,187
                                                                 -------------
                                                                         334,937
                                                                 -------------
 OIL & GAS EXPLORATION & PRODUCTION - 0.1%
 Transocean, Inc. 1.500%, due 12/15/37.............      175,000       199,938
                                                                 -------------
 OIL, GAS & CONSUMABLE FUELS - 0.1%
 GMX Resources, Inc. (144A) 5.000%, due 02/01/13(b)      100,000       246,000
                                                                 -------------
 PHARMACEUTICALS - 0.1%
 Allergan, Inc. 1.500%, due 04/01/26...............      100,000       105,875
 Valeant Pharmaceuticals International 4.000%, due
   11/15/13........................................      125,000       107,813
                                                                 -------------
                                                                         213,688
                                                                 -------------
 REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.1%
 CapitalSource, Inc. 7.250%, due 07/15/37..........      300,000       243,000
                                                                 -------------
 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
 Acquicor Technology, Inc. 8.000%, due 12/31/11....      100,000        67,000
 Conexant Systems, Inc. 4.000%, due 03/01/26(c)....      225,000       169,875
 Jazz Technologies, Inc. 8.000%, due 12/31/11
   (144A)(b).......................................       75,000        50,250
                                                                 -------------
                                                                         287,125
                                                                 -------------

 -----------------------------------------------------------------------------
                                                     SHARES/PAR     VALUE
 SECURITY DESCRIPTION                                  AMOUNT      (NOTE 2)
 -----------------------------------------------------------------------------

 SOFTWARE - 0.2%
 Blackboard, Inc. 3.250%, due 07/01/27............. $     75,000 $      73,781
 Lawson Software, Inc. 2.500%, due 04/15/12
   (144A)(b).......................................       75,000        69,094
 Mentor Graphics Corp. 6.250%, due 03/01/26(c).....      200,000       221,750
                                                                 -------------
                                                                         364,625
                                                                 -------------
 SPECIALTY RETAIL - 0.1%
 Charming Shoppes, Inc. 1.125%, due 05/01/14
   (144A)(b).......................................      200,000       122,250
 Pier 1 Imports, Inc.
   6.375%, due 02/15/11 (144A)(b)..................      125,000        97,813
   6.375%, due 02/15/11(c).........................       50,000        39,125
                                                                 -------------
                                                                         259,188
                                                                 -------------
 TEXTILES, APPAREL & LUXURY GOODS - 0.1%
 Iconix Brand Group, Inc. 1.875%, due 06/30/12.....      150,000       114,750
                                                                 -------------
 THRIFTS & MORTGAGE FINANCE - 0.1%
 Bankunited Capital Trust 3.125%, due 03/01/34.....      650,000       268,937
                                                                 -------------
 TRADING COMPANIES & DISTRIBUTORS - 0.1% WESCO International, Inc.
   2.625%, due 10/15/25............................      225,000       259,593
   2.625%, due 10/15/25 (144A)(b)..................       25,000        28,844
                                                                 -------------
                                                                         288,437
                                                                 -------------
 WIRELESS TELECOMMUNICATION SERVICES - 0.2% NII Holdings, Inc.
   2.750%, due 08/15/25(c).........................      175,000       204,750
   2.750%, due 08/15/25 (144A)(b)..................       25,000        29,250
 SBA Communications Corp. 1.875%, due 05/01/13
   (144A)(b).......................................      100,000       102,865
                                                                 -------------
                                                                         336,865
                                                                 -------------
 Total Convertible Bonds (Cost $8,487,550)                           8,218,890
                                                                 -------------

 COMMON STOCKS - 53.4%
 AEROSPACE & DEFENSE - 2.1%
 Boeing Co. (The)..................................        3,953       259,791
 General Dynamics Corp.............................        6,376       536,859
 Honeywell International, Inc......................       13,210       664,199
 Lockheed Martin Corp..............................        7,550       744,883
 Northrop Grumman Corp.............................        7,499       501,683
 Precision Castparts Corp..........................        2,756       265,596
 Raytheon Co.......................................        9,112       512,824
 United Technologies Corp..........................       15,736       970,911
                                                                 -------------
                                                                       4,456,746
                                                                 -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS (UNAUDITED) - CONTINUED
JUNE 30, 2008
(PERCENTAGE OF NET ASSETS)


  ----------------------------------------------------------------------------
                                                                           VALUE
  SECURITY DESCRIPTION                                 SHARES      (NOTE 2)
  ----------------------------------------------------------------------------

  AIR FREIGHT & LOGISTICS - 0.1%
  United Parcel Service, Inc. - Class B.............       3,420 $     210,227
                                                                 -------------
  AUTOMOBILES - 0.1%
  Daimler AG........................................       3,700       228,179
                                                                 -------------
  BEVERAGES - 1.2%
  Anheuser-Busch Cos., Inc..........................       3,900       242,268
  Coca-Cola Co......................................      22,165     1,152,137
  Molson Coors Brewing Co. - Class B................       3,800       206,454
  Pepsi Bottling Group, Inc. (The)..................      13,860       386,971
  PepsiAmericas, Inc................................       5,300       104,834
  PepsiCo, Inc......................................       7,882       501,216
                                                                 -------------
                                                                       2,593,880
                                                                 -------------
  BIOTECHNOLOGY - 0.7%
  Amgen, Inc.*......................................       5,422       255,702
  Biogen Idec, Inc.*................................      16,800       938,952
  Gilead Sciences, Inc.*............................       4,554       241,134
  OSI Pharmaceuticals, Inc.*(c).....................       2,900       119,828
                                                                 -------------
                                                                       1,555,616
                                                                 -------------
  CAPITAL MARKETS - 1.2%
  Affiliated Managers Group, Inc.*(a)(c)............       1,404       126,444
  Bank of New York Mellon Corp......................      11,386       430,732
  Goldman Sachs Group, Inc. (The)...................       5,923     1,035,933
  Merrill Lynch & Co., Inc.(g)......................       4,207       133,404
  Morgan Stanley....................................       5,379       194,021
  Northern Trust Corp...............................       5,200       356,564
  State Street Corp.................................       3,850       246,361
                                                                 -------------
                                                                       2,523,459
                                                                 -------------
  CHEMICALS - 1.0%
  Dow Chemical Co. (The)(c).........................       4,751       165,857
  E.I. du Pont de Nemours & Co.(c)..................      11,123       477,066
  Mosaic Co. (The)*.................................       3,100       448,570
  Potash Corp. of Saskatchewan, Inc.................       4,900     1,119,993
                                                                 -------------
                                                                       2,211,486
                                                                 -------------
  COMMERCIAL BANKS - 0.8%
  Bank of Nova Scotia(c)............................       8,040       368,393
  Cullen/Frost Bankers, Inc.(c).....................       8,800       438,680
  U.S. Bancorp(c)...................................       8,526       237,790
  Wachovia Corp.(c).................................       9,223       143,233
  Wells Fargo & Co.(c)..............................      23,170       550,288
                                                                 -------------
                                                                       1,738,384
                                                                 -------------
  COMMERCIAL SERVICES & SUPPLIES - 0.4%
  Allied Waste Industries, Inc.*....................      36,470       460,252
  R.R. Donnelley & Sons Co..........................      12,160       361,030
                                                                 -------------
                                                                         821,282
                                                                 -------------
  COMMUNICATIONS EQUIPMENT - 1.8%
  Brocade Communications Systems, Inc.*.............      42,910       353,578
  Cisco Systems, Inc.*..............................      59,502     1,384,016
  Corning, Inc......................................      27,437       632,423

  -------------------------------------------------------------------------------
                                                                           VALUE
  SECURITY DESCRIPTION                                 SHARES      (NOTE 2)
  -------------------------------------------------------------------------------

  COMMUNICATIONS EQUIPMENT - CONTINUED
  Harris Corp.......................................      23,800 $   1,201,662
  QUALCOMM, Inc.....................................       8,475       376,036
                                                                 -------------
                                                                       3,947,715
                                                                 -------------
  COMPUTERS & PERIPHERALS - 3.1%
  Apple, Inc.*......................................       6,743     1,129,048
  Dell, Inc.*.......................................      27,328       597,936
  Hewlett-Packard Co................................      38,609     1,706,904
  International Business Machines Corp..............      20,573     2,438,518
  Seagate Technology(c).............................      34,900       667,637
  Western Digital Corp.*............................       4,900       169,197
                                                                 -------------
                                                                       6,709,240
                                                                 -------------
  CONSTRUCTION & ENGINEERING - 0.2%
  Chicago Bridge & Iron Co. N.V.....................       4,000       159,280
  Fluor Corp........................................       1,900       353,552
                                                                 -------------
                                                                         512,832
                                                                 -------------
  CONSUMER FINANCE - 0.1%
  American Express Co...............................       5,807       218,750
                                                                 -------------
  DIVERSIFIED CONSUMER SERVICES - 0.1%
  DeVry, Inc........................................       2,000       107,240
                                                                 -------------
  DIVERSIFIED FINANCIAL SERVICES - 1.0%
  Bank of America Corp..............................      22,341       533,280
  Citigroup, Inc....................................      25,467       426,827
  JPMorgan Chase & Co...............................      33,246     1,140,670
                                                                 -------------
                                                                       2,100,777
                                                                 -------------
  DIVERSIFIED TELECOMMUNICATION SERVICES - 2.5%
  AT&T, Inc.........................................      72,496     2,442,390
  CenturyTel, Inc.(c)...............................       3,200       113,888
  Embarq Corp.......................................       8,130       384,305
  Verizon Communications, Inc.......................      39,116     1,384,707
  Windstream Corp.(c)...............................      78,030       962,890
                                                                 -------------
                                                                       5,288,180
                                                                 -------------
  ELECTRIC UTILITIES - 1.0%
  American Electric Power Co., Inc..................      19,300       776,439
  DPL, Inc.(c)......................................      10,500       276,990
  Edison International..............................      14,870       764,021
  Exelon Corp.......................................       3,288       295,788
                                                                 -------------
                                                                       2,113,238
                                                                 -------------
  ELECTRICAL EQUIPMENT & SERVICES - 0.3%
  Emerson Electric Co...............................      13,600       672,520
                                                                 -------------
  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
  Agilent Technologies, Inc.*.......................       3,500       124,390
  Tech Data Corp.*..................................       7,200       244,008
                                                                 -------------
                                                                         368,398
                                                                 -------------
  ENERGY EQUIPMENT & SERVICES - 2.2%
  Diamond Offshore Drilling, Inc.(c)................         800       111,312
  Halliburton Co....................................       8,314       441,224

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS (UNAUDITED) - CONTINUED
JUNE 30, 2008
(PERCENTAGE OF NET ASSETS)


  ----------------------------------------------------------------------------
                                                                           VALUE
  SECURITY DESCRIPTION                                 SHARES      (NOTE 2)
  ----------------------------------------------------------------------------

  ENERGY EQUIPMENT & SERVICES - CONTINUED
  National-Oilwell Varco, Inc.*.....................       1,500 $     133,080
  Noble Corp........................................       8,118       527,345
  Precision Drilling Trust..........................       2,400        65,376
  Pride International, Inc.*........................      24,265     1,147,492
  Schlumberger, Ltd.................................       6,010       645,654
  Superior Energy Services, Inc.*(c)................      15,200       838,128
  Transocean, Inc.*.................................       5,579       850,184
                                                                 -------------
                                                                       4,759,795
                                                                 -------------
  FOOD & STAPLES RETAILING - 2.5%
  BJ's Wholesale Club, Inc.*(c).....................       7,120       275,544
  Burger King Holdings, Inc.........................      18,100       484,899
  Costco Wholesale Corp.............................       2,222       155,851
  CVS Caremark Corp.................................      19,200       759,744
  Safeway, Inc......................................      18,310       522,751
  Wal-Mart Stores, Inc..............................      51,960     2,920,152
  Walgreen Co.......................................       4,896       159,169
                                                                 -------------
                                                                       5,278,110
                                                                 -------------
  FOOD PRODUCTS - 0.7%
  Archer-Daniels-Midland Co.........................      10,000       337,500
  Bunge, Ltd.(c)....................................       2,650       285,378
  J.M. Smucker Co. (The)............................       7,000       284,480
  Unilever N.V......................................      21,150       600,660
                                                                 -------------
                                                                       1,508,018
                                                                 -------------
  HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%
  Becton, Dickinson & Co............................       5,040       409,752
  Hospira, Inc.*(c).................................      12,900       517,419
  Kinetic Concepts, Inc.*(c)........................       6,400       255,424
  Medtronic, Inc.(c)................................       5,545       286,954
                                                                 -------------
                                                                       1,469,549
                                                                 -------------
  HEALTH CARE PROVIDERS & SERVICES - 0.7%
  Aetna, Inc........................................       6,303       255,461
  CIGNA Corp........................................       7,100       251,269
  Humana, Inc.*.....................................      14,726       585,653
  UnitedHealth Group, Inc...........................      11,758       308,647
                                                                 -------------
                                                                       1,401,030
                                                                 -------------
  HOTELS, RESTAURANTS & LEISURE - 0.6%
  Bally Technologies, Inc.*.........................       5,300       179,140
  Darden Restaurants, Inc.(c).......................      13,700       437,578
  McDonald's Corp...................................       7,652       430,195
  Wyndham Worldwide Corp............................       9,800       175,518
                                                                 -------------
                                                                       1,222,431
                                                                 -------------
  HOUSEHOLD DURABLES - 0.3%
  Snap-On, Inc......................................      10,400       540,904
                                                                 -------------
  HOUSEHOLD PRODUCTS - 0.5%
  Procter & Gamble Co. (The)........................      18,039     1,096,952
                                                                 -------------

  ----------------------------------------------------------------------------
                                                                           VALUE
  SECURITY DESCRIPTION                                 SHARES      (NOTE 2)
  ----------------------------------------------------------------------------

  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
  Reliant Energy, Inc.*.............................       7,400 $     157,398
                                                                 -------------
  INDUSTRIAL CONGLOMERATES - 0.8%
  3M Co.............................................       3,500       243,565
  General Electric Co...............................      50,285     1,342,106
  Tyco International, Ltd.(c).......................       2,768       110,831
                                                                 -------------
                                                                       1,696,502
                                                                 -------------
  INSURANCE - 1.5%
  ACE, Ltd..........................................       3,600       198,324
  Allstate Corp. (The)..............................       2,959       134,901
  American International Group, Inc.................      12,985       343,583
  Aspen Insurance Holdings, Ltd.....................       8,200       194,094
  Assurant, Inc.....................................       6,600       435,336
  Chubb Corp. (The).................................      21,690     1,063,027
  Fairfax Financial Holdings, Ltd.(c)...............       1,100       279,290
  Prudential Financial, Inc.........................       2,337       139,612
  Travelers Cos., Inc. (The)........................      11,900       516,460
                                                                 -------------
                                                                       3,304,627
                                                                 -------------
  INTERNET & CATALOG RETAIL - 0.0%
  Expedia, Inc.*....................................       5,000        91,900
                                                                 -------------
  INTERNET SOFTWARE & SERVICES - 0.7%
  eBay, Inc.*.......................................      13,072       357,258
  Google, Inc. - Class A*...........................       2,300     1,210,766
  SAVVIS, Inc.*(c)..................................       1,700        21,947
                                                                 -------------
                                                                       1,589,971
                                                                 -------------
  IT SERVICES - 0.6%
  Accenture, Ltd. - Class A.........................      10,800       439,776
  Computer Sciences Corp.*(c).......................       8,750       409,850
  Hewitt Associates, Inc. - Class A*................      10,400       398,632
                                                                 -------------
                                                                       1,248,258
                                                                 -------------
  LEISURE EQUIPMENT & PRODUCTS - 0.3%
  Hasbro, Inc.(c)...................................      19,800       707,256
                                                                 -------------
  LIFE SCIENCES TOOLS & SERVICES - 0.6%
  Applera Corp......................................      10,570       353,884
  Charles River Laboratories International, Inc.*...       6,480       414,201
  Invitrogen Corp.*(c)..............................       8,000       314,080
  PerkinElmer, Inc..................................      10,875       302,869
                                                                 -------------
                                                                       1,385,034
                                                                 -------------
  MACHINERY - 0.6%
  Caterpillar, Inc..................................       9,500       701,290
  Deere & Co........................................       6,600       476,058
                                                                 -------------
                                                                       1,177,348
                                                                 -------------
  MEDIA - 0.8%
  Comcast Corp. - Class A...........................      10,209       193,665
  News Corp. - Class A..............................      27,475       413,224
  Time Warner, Inc..................................      17,683       261,708
  Walt Disney Co. (The).............................      25,026       780,811
                                                                 -------------
                                                                       1,649,408
                                                                 -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS (UNAUDITED) - CONTINUED
JUNE 30, 2008
(PERCENTAGE OF NET ASSETS)


  ----------------------------------------------------------------------------
                                                                           VALUE
  SECURITY DESCRIPTION                                 SHARES      (NOTE 2)
  ----------------------------------------------------------------------------

  METALS & MINING - 1.1%
  Alcoa, Inc........................................       1,550 $      55,211
  Cleveland-Cliffs, Inc.(c).........................       5,600       667,464
  Freeport-McMoRan Copper & Gold, Inc...............       6,000       703,140
  Nucor Corp.(c)....................................       6,000       448,020
  Steel Dynamics, Inc.(c)...........................      12,000       468,840
                                                                 -------------
                                                                       2,342,675
                                                                 -------------
  MULTI-UTILITIES - 0.4%
  CMS Energy Corp.(c)...............................       9,500       141,550
  Dominion Resources, Inc...........................      10,680       507,193
  SCANA Corp........................................       6,450       238,650
                                                                 -------------
                                                                         887,393
                                                                 -------------
  MULTILINE RETAIL - 0.1%
  Target Corp.......................................       3,979       184,984
                                                                 -------------
  OIL, GAS & CONSUMABLE FUELS - 7.8%
  Apache Corp.......................................       5,000       695,000
  Canadian Natural Resources, Ltd...................       1,900       190,475
  Chesapeake Energy Corp.(c)........................       9,250       610,130
  Chevron Corp......................................      26,794     2,656,089
  ConocoPhillips....................................      18,029     1,701,757
  Devon Energy Corp.................................       5,000       600,800
  El Paso Corp.(c)..................................      42,600       926,124
  EOG Resources, Inc................................       2,800       367,360
  Exxon Mobil Corp..................................      59,205     5,217,737
  Hess Corp.........................................       7,920       999,425
  Noble Energy, Inc.................................       3,300       331,848
  Occidental Petroleum Corp.........................      10,794       969,949
  Petro-Canada......................................      14,900       830,675
  Williams Cos., Inc. (The).........................      16,640       670,758
                                                                 -------------
                                                                      16,768,127
                                                                 -------------
  PERSONAL PRODUCTS - 0.4%
  Estee Lauder Companies, Inc. - Class A(c).........      12,800       594,560
  Herbalife, Ltd.(c)................................       7,480       289,850
                                                                 -------------
                                                                         884,410
                                                                 -------------
  PHARMACEUTICALS - 3.9%
  Abbott Laboratories...............................      10,732       568,474
  Bristol-Myers Squibb Co...........................      31,391       644,457
  Eli Lilly & Co....................................      16,779       774,519
  Endo Pharmaceuticals Holdings, Inc.*..............      28,050       678,529
  Johnson & Johnson.................................      20,750     1,335,055
  King Pharmaceuticals, Inc.*(c)....................      49,800       521,406
  Merck & Co., Inc..................................      27,556     1,038,586
  Pfizer, Inc.......................................      70,023     1,223,302
  Schering-Plough Corp..............................      25,800       508,002
  Watson Pharmaceuticals, Inc.*(c)..................      24,600       668,382
  Wyeth.............................................       6,856       328,814
                                                                 -------------
                                                                       8,289,526
                                                                 -------------

  -------------------------------------------------------------------------------
                                                                           VALUE
  SECURITY DESCRIPTION                                 SHARES      (NOTE 2)
  -------------------------------------------------------------------------------

  REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.4%
  Digital Realty Trust, Inc.*(c)....................       9,400 $     218,550
  Equity Residential................................      10,900       417,143
  Simon Property Group, Inc.*.......................       2,600       189,800
                                                                 -------------
                                                                         825,493
                                                                 -------------
  ROAD & RAIL - 1.3%
  Burlington Northern Santa Fe Corp.................       4,240       423,534
  CSX Corp..........................................       9,700       609,257
  Ryder System, Inc.(c).............................      17,100     1,177,848
  Union Pacific Corp................................       7,800       588,900
                                                                 -------------
                                                                       2,799,539
                                                                 -------------
  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.9%
  Altera Corp.......................................      15,189       314,412
  Intel Corp........................................      69,607     1,495,158
  Texas Instruments, Inc............................       7,584       213,566
                                                                 -------------
                                                                       2,023,136
                                                                 -------------
  SOFTWARE - 3.1%
  Blackboard, Inc.*(c)..............................         900        34,407
  BMC Software, Inc.*(c)............................      27,900     1,004,400
  Cadence Design Systems, Inc.*.....................      11,000       111,100
  Check Point Software Technologies, Ltd.*..........      27,300       646,191
  Lawson Software, Inc.*(c).........................       3,400        24,718
  Microsoft Corp....................................     112,117     3,084,339
  Oracle Corp.*.....................................      81,466     1,710,786
                                                                 -------------
                                                                       6,615,941
                                                                 -------------
  SPECIALTY RETAIL - 0.4%
  Home Depot, Inc. (The)............................       8,356       195,698
  Men's Wearhouse, Inc. (The)(c)....................       6,200       100,998
  Ross Stores, Inc.(c)..............................      11,900       422,688
  Staples, Inc.(c)..................................       4,500       106,875
                                                                 -------------
                                                                         826,259
                                                                 -------------
  TEXTILES, APPAREL & LUXURY GOODS - 0.3%
  NIKE, Inc. - Class B..............................      10,750       640,807
                                                                 -------------
  THRIFTS & MORTGAGE FINANCE - 0.4%
  Countrywide Financial Corp.(c)....................      16,000        68,000
  Hudson City Bancorp, Inc.(c)......................      48,800       813,984
                                                                 -------------
                                                                         881,984
                                                                 -------------
  TOBACCO - 0.7%
  Altria Group, Inc.................................      19,997       411,138
  Philip Morris International, Inc..................      19,997       987,652
                                                                 -------------
                                                                       1,398,790
                                                                 -------------
  TRADING COMPANIES & DISTRIBUTORS - 0.1%
  United Rentals, Inc.*.............................      10,700       209,827
                                                                 -------------
  Total Common Stocks (Cost $108,917,125)                          114,241,531
                                                                 -------------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO

PORTFOLIO OF INVESTMENTS (UNAUDITED) - CONTINUED
JUNE 30, 2008
(PERCENTAGE OF NET ASSETS)


 -----------------------------------------------------------------------------
                                                     SHARES/PAR     VALUE
 SECURITY DESCRIPTION                                  AMOUNT      (NOTE 2)
 -----------------------------------------------------------------------------

 PREFERRED STOCKS - 0.3%
 CHEMICALS - 0.0%
 Celanese Corp. 4.250%(c)..........................        1,000 $      58,406
                                                                 -------------
 DIVERSIFIED FINANCIAL SERVICES - 0.0%
 CIT Group Inc. 8.750%.............................          500        20,440
                                                                 -------------
 OIL, GAS & CONSUMABLE FUELS - 0.1%
 El Paso Corp. 4.990%..............................           65       110,243
                                                                 -------------
 THRIFTS & MORTGAGE FINANCE - 0.2%
 Federal Home Loan Mortgage Corp. 8.375%(c)........       11,350       275,805
 Federal National Mortgage Association 8.250%(c)...        8,050       184,747
                                                                 -------------
                                                                         460,552
                                                                 -------------
 Total Preferred Stocks (Cost $677,695)                                649,641
                                                                 -------------

 CONVERTIBLE PREFERRED STOCKS - 0.4%
 CAPITAL MARKETS - 0.0%
 E*Trade Financial Corp. 6.125%, due 11/18/08(c)...        7,700        36,190
                                                                 -------------
 DIVERSIFIED FINANCIAL SERVICES - 0.1%
 CIT Group, Inc. 7.750%, due 11/17/10..............        6,500        58,110
 Citigroup, Inc. 6.500%(c).........................        2,000        87,750
 Lehman Brothers Holdings, Inc. 7.250%.............           70        56,310
                                                                 -------------
                                                                         202,170
                                                                 -------------
 HOTELS, RESTAURANTS & LEISURE - 0.1%
 Six Flags, Inc. 7.250%, due 08/15/09(c)...........       11,500       114,281
                                                                 -------------
 INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.1%
 NRG Energy, Inc. 4.000%...........................           95       207,242
                                                                 -------------
 MEDIA - 0.1%
 Interpublic Group (IPG) - Class B 5.250% (144A)(b)          183       149,420
                                                                 -------------
 THRIFTS & MORTGAGE FINANCE - 0.0%
 Federal National Mortgage Assoc. 7.000%(a)........          400        18,963
                                                                 -------------
 Total Convertible Preferred Stocks (Cost
 $1,024,575)                                                           728,266
                                                                 -------------

 SHORT-TERM INVESTMENTS - 21.9%
 State Street Bank & Trust Co.
 Repurchase Agreement dated 06/30/08 at 0.450% to be repurchased at $222,003 on
   07/01/08 collateralized by $225,000 FNMA at 6.300% due
   02/26/27 with a value of $230,625............... $    222,000       222,000

 ------------------------------------------------------------------------------
                                                        PAR          VALUE
 SECURITY DESCRIPTION                                  AMOUNT       (NOTE 2)
 ------------------------------------------------------------------------------

 SHORT-TERM INVESTMENTS - CONTINUED
 Repurchase Agreement dated 06/30/08 at 0.700% to be repurchased at $1,083,021 on 07/01/08 collateralized by $1,085,000 FNMA at 4.375% due
   03/15/13 with a value of $1,106,700............. $  1,083,000 $   1,083,000
 Repurchase Agreement dated 06/30/08 at 1.120% to
   be repurchased at $116,004 on 07/01/08
   collateralized by $120,000 U.S. Treasury Bill
   at 1.710% due 09/25/08 with a value of $119,328.      116,000       116,000
 State Street Navigator Securities Lending Prime
   Portfolio(h)....................................   45,437,128    45,437,128
                                                                 -------------
 Total Short-Term Investments (Cost $46,858,128)                    46,858,128
                                                                 -------------

 TOTAL INVESTMENTS - 125.0% (Cost $266,905,931)                    267,395,926
                                                                 -------------

 Other Assets and Liabilities (net) - (25.0)%                      (53,388,995)
                                                                 -------------

 TOTAL NET ASSETS - 100.0%                                       $ 214,006,931
                                                                 =============

PORTFOLIO FOOTNOTES:

* Non-income producing security
(a) Variable or floating rate security. The stated rate represents the rate at June 30, 2008.
(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate $8,195,589 of net assets.
(c) All or portion of security is on loan.
(d) Security is a "step-down" bond where coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when security steps down.
(e) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate $523,914 of net assets.
(f) This security is traded on a "to-be-announced" basis. (g) Zero coupon bond - Interest rate represents current yield to maturity. (h) Represents investment of collateral received from securities lending transactions.
(i) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
FNMA - Federal National Mortgage Association

                        See notes to financial statements

MET INVESTORS SERIES TRUST
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO



THE PORTFOLIO ADOPTED THE PROVISIONS OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157, "FAIR VALUE MEASUREMENTS" (FAS 157), EFFECTIVE WITH THE BEGINNING OF THE PORTFOLIO'S FISCAL YEAR. FAS 157 ESTABLISHES A FRAMEWORK FOR MEASURING FAIR VALUE AND EXPANDS DISCLOSURES ABOUT FAIR VALUE MEASUREMENTS IN FINANCIAL STATEMENTS. MANAGEMENT HAS EVALUATED THE APPLICATION OF FAS 157 TO THE PORTFOLIO AND HAS DETERMINED THAT THE ADOPTION OF FAS 157 DOES NOT HAVE A MATERIAL IMPACT ON THE PORTFOLIO'S FINANCIAL STATEMENTS. THE THREE LEVELS OF THE HIERARCHY UNDER FAS 157 ARE DESCRIBED BELOW:

Level 1--quoted prices in active markets for identical securities Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3--significant unobservable inputs (including the Manager's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio's net assets as of June 30, 2008:

                                               INVESTMENTS IN OTHER FINANCIAL
 VALUATION INPUTS                                  SECURITIES    INSTRUMENTS*
 -----------------------------------------------------------------------------
 LEVEL 1--QUOTED PRICES                          $150,511,567        $      0
 -----------------------------------------------------------------------------
 LEVEL 2--OTHER SIGNIFICANT OBSERVABLE INPUTS      71,447,231         (69,407)
 -----------------------------------------------------------------------------
 LEVEL 3--SIGNIFICANT UNOBSERVABLE INPUTS                   0               0
 -----------------------------------------------------------------------------
 TOTAL                                           $221,958,798        $(69,407)

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards, swap contracts and written options, which are valued at the unrealized appreciation/depreciation on the instrument.

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008 (UNAUDITED)

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
ASSETS
   Investments, at value (Note 2)*                                        $220,537,798
   Repurchase Agreements                                                     1,421,000
   Cash                                                                          3,151
   Cash denominated in foreign currencies**                                        846
   Collateral for securities on loan                                        45,437,128
   Receivable for investments sold                                           1,092,557
   Receivable for Trust shares sold                                             12,918
   Dividends receivable                                                        145,964
   Interest receivable                                                       1,153,233
                                                                          ------------
       Total assets                                                        269,804,595
                                                                          ------------
LIABILITIES
   Payables for:
       Investments purchased                                                 9,944,481
       Trust shares redeemed                                                    93,951
       Unrealized depreciation on forward currency contracts (Note 7)           69,407
       Collateral for securities on loan                                    45,437,128
       Management fee (Note 3)                                                  90,433
       Administration fee                                                        1,295
       Custodian and accounting fees                                            37,596
   Accrued expenses                                                            123,373
                                                                          ------------
       Total liabilities                                                    55,797,664
                                                                          ------------
NET ASSETS                                                                $214,006,931
                                                                          ============
NET ASSETS REPRESENTED BY
   Paid in surplus                                                        $210,319,347
   Accumulated net realized loss                                               (66,188)
   Unrealized appreciation on investments and foreign currency                 420,740
   Undistributed net investment income                                       3,333,032
                                                                          ------------
       Total                                                              $214,006,931
                                                                          ============
NET ASSETS
   Class A                                                                $214,006,931
                                                                          ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                  14,796,444
                                                                          ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                $      14.46
                                                                          ============

---------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreements and Securities
  Lending                                                                 $220,047,803
**Cost of cash denominated in foreign currencies                                   833

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
INVESTMENT INCOME
    Dividends (1)                                                                      $  1,192,233
    Interest (2)                                                                          2,814,970
                                                                                       ------------
       Total investment income                                                            4,007,203
                                                                                       ------------
EXPENSES
    Management fee (Note 3)                                                                 562,285
    Administration fees                                                                       8,487
    Custodian and accounting fees                                                            24,186
    Audit                                                                                    18,730
    Legal                                                                                     8,572
    Trustee fees and expenses                                                                 7,957
    Shareholder reporting                                                                    39,244
    Other                                                                                     5,596
                                                                                       ------------
       Total expenses                                                                       675,057
       Less broker commission recapture                                                        (895)
                                                                                       ------------
    Net expenses                                                                            674,162
                                                                                       ------------
    Net investment income                                                                 3,333,041
                                                                                       ------------
NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
    CURRENCY Net realized gain on:
       Investments                                                                        1,105,349
       Foreign currency                                                                     276,832
                                                                                       ------------
    Net realized gain on investments and foreign currency                                 1,382,181
                                                                                       ------------
    Net change in unrealized depreciation on:
       Investments                                                                      (18,108,635)
       Foreign currency                                                                     (70,702)
                                                                                       ------------
    Net change in unrealized depreciation on investments and foreign currency           (18,179,337)
                                                                                       ------------
    Net realized and change in unrealized loss on investments and foreign currency      (16,797,156)
                                                                                       ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $(13,464,115)
                                                                                       ============

----------------------------------------------------------------------------------------------------
(1)Dividend income is net of foreign withholding taxes of:                             $      8,192
(2)Interest income includes securities lending income of:                                   181,655

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

JUNE 30, 2008 (UNAUDITED)

LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
                                                                         Period Ended   Year Ended
                                                                         June 30, 2008 December 31,

(Unaudited) 2007
                                                                         ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
   Net investment income                                                 $  3,333,041  $  6,712,643
   Net realized gain on investments and foreign currency                    1,382,181    17,148,175
   Net change in unrealized depreciation on investments and foreign
       currency                                                           (18,179,337)   (7,738,897)
                                                                         ------------  ------------
   Net increase (decrease) in net assets resulting from operations        (13,464,115)   16,121,921
                                                                         ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income
     Class A                                                               (6,875,706)   (6,361,425)
   From net realized gains
     Class A                                                              (17,399,476)  (22,361,843
                                                                         ------------  ------------
   Net decrease in net assets resulting from distributions                (24,275,182)  (28,723,268
                                                                         ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4)
   Proceeds from shares sold
     Class A                                                                2,921,959     4,114,024
   Net asset value of shares issued through dividend reinvestment
     Class A                                                               24,275,182    28,723,268
   Cost of shares repurchased
     Class A                                                              (18,786,518)  (43,814,370
                                                                         ------------  ------------
   Net increase (decrease) in net assets from capital share
     transactions                                                           8,410,623   (10,977,078)
                                                                         ------------  ------------
TOTAL DECREASE IN NET ASSETS                                              (29,328,674)  (23,578,425)
   Net assets at beginning of period                                      243,335,605   266,914,030
                                                                         ------------  ------------
   Net assets at end of period                                           $214,006,931  $243,335,605
                                                                         ============  ============
   Net assets at end of period includes undistributed net investment
       income                                                            $  3,333,032  $  6,875,697
                                                                         ============  ============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD
ENDED:

                                                                                  CLASS A
LEGG MASON PARTNERS MANAGED ASSETS PORTFOLIO
--------------------------------------------------------------------
                                                   FOR THE PERIOD
                                                       ENDED                 FOR THE YEARS ENDED DECEMBER 31,
                                                   JUNE 30, 2008
----------------------------------------------------
                                                    (UNAUDITED)       2007        2006        2005      2004++
2003++
                                                   --------------  -------     -------     ------     ------
------

NET ASSET VALUE, BEGINNING OF PERIOD..............     $17.16      $ 18.07     $ 17.20     $16.67     $15.72
$13.20
                                                       ------      -------     -------     ------     ------
------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income.............................       0.23 (a)     0.45 (a)    0.42 (a)   0.36 (a)   0.37
(a)   0.39
Net Realized/Unrealized Gains (Losses) on
  Investment activities...........................      (1.15)        0.66        1.37       0.27       1.11
(a)   2.51
                                                       ------      -------     -------     ------     ------
------
Total from Investment Operations..................      (0.92)        1.11        1.79       0.63
1.48       2.90
                                                       ------      -------     -------     ------     ------
------
LESS DISTRIBUTIONS
Dividends from Net Investment Income..............      (0.50)       (0.45)      (0.39)     (0.00)+    (0.39)
(0.38)
Distributions from Net Realized Capital Gains.....      (1.28)       (1.57)      (0.53)     (0.10)
(0.14)        --
                                                       ------      -------     -------     ------     ------
------
Total Distributions...............................      (1.78)       (2.02)      (0.92)     (0.10)     (0.53)
(0.38)
                                                       ------      -------     -------     ------     ------
------
NET ASSET VALUE, END OF PERIOD....................     $14.46      $ 17.16     $ 18.07     $17.20     $16.67
$15.72
                                                       ======      =======     =======     ======     ======
======
TOTAL RETURN                                            (5.65)%       6.34%      10.81%      3.84%      9.44%
21.98%
Ratio of Expenses to Average Net Assets After
  Reimbursement...................................       0.60 %*      0.61%       0.63%      0.61%
0.60%      0.59%
Ratio of Expenses to Average Net Assets Before
  Reimbursement and Rebates.......................       0.60 %*      0.62%       0.65%      0.61%
0.61%      0.59%
Ratio of Net Investment Income to Average Net
  Assets..........................................       2.96 %*      2.59%       2.40%      2.15%
2.31%      2.64%
Portfolio Turnover Rate...........................       47.2 %(b)   144.0%      171.9%      56.0%
64.0%      84.0%
Net Assets, End of Period (in millions)...........     $214.0        $243.3      $266.9    $277.0     $297.0
$290.0

*  Annualized
+ Rounds to less than $0.005 per share.
++ Audited by other Independent Registered Public Accounting Firm.
(a) Per share amounts based on average shares outstanding during the period.
(b) Excludes of TBA securities.

                        See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers fifty-two Portfolios ("Portfolios", collectively; "Portfolio", individually), each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2008, the Portfolio included in this report is Legg Mason Partners Managed Assets Portfolio, which is diversified. Shares in the Trust are not offered directly to the general public and are currently available only to separate accounts established by certain affiliated life insurance companies.

The Trust is managed by Met Investors Advisory, LLC (the "Manager"), a wholly-owned subsidiary of MetLife Investors Group, Inc., which is a wholly-owned subsidiary of MetLife, Inc.

The Trust currently offers four classes of shares: Class A Shares are offered by the Portfolio. Class B, C and E Shares are not currently offered by the Portfolio included in this report. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. Each class of shares differs in its respective distribution expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Equity securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Equity securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4:00 pm EST the NOCP is calculated as follows: (i) if the last traded price of a listed security reported by a NASDAQ member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Equity securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees (the "Board"). The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service or authorized broker quotes that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolio may hold securities traded in foreign markets. Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

The Manager may, from time to time, under the general supervision of the Board or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. The Manager will continuously monitor the performance of these services. The Portfolio has retained a third party pricing service to fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Valuation Committee of the Trust's Board of Trustees. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board on the pricing services' performance.

Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolio may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolio segregates assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


C. INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio has determined the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - It is the Portfolio's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio's financial statements. It is also the Portfolio's policy to comply with the diversification requirements of the Code so that variable annuity and variable life insurance contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

E. DISTRIBUTION OF INCOME AND GAINS - The Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

F. SECURITIES LENDING - The Portfolio may lend its securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio. On loans collateralized by cash, the cash collateral is invested in a money market fund or short term securities. A portion of the income generated upon investment of the collateral is remitted to the borrowers and the remainder is allocated between the Portfolio and the Agent. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the Agent.

G. REPURCHASE AGREEMENTS - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

H. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

I. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Global Markets ("SSGM"). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the statement of operations of the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED


Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. CREDIT AND MARKET RISK - The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Portfolio has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio. At June 30, 2008, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities with an aggregate value of $214,006,931 (representing 10.84% of the Portfolio's net assets).

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a management agreement with the Manager (the "Management Agreement") for investment management services in connection with the investment management of the Portfolios. The Manager is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Manager has entered into a separate advisory agreement with each of Batterymarch Financial Management, Inc., Western Asset Management Company, ClearBridge Advisors, LLC and Legg Mason Global Asset Allocation, LLC, (each, an "Adviser"), an affiliate of Legg Mason Capital Management, Inc., for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of each advisory agreement. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolio's investment advisory agreements, the Portfolio pays the Manager a monthly fee based upon annual rates applied to the Portfolio's average daily net assets as follows:

            Management Fees
           earned by Manager
          for the period ended
             June 30, 2008      % per annum  Average Daily Net Assets
          --------------------  -----------  ------------------------

               $562,285           0.50%                All

Metropolitan Life Insurance Company (MLIC) serves as the transfer agent for the Trust. MLIC is an affiliate of the Manager. MLIC receives no fees for its services to the Trust.

An expense limitation agreement ("Expense Limitation Agreement") by and between the Manager and the Trust to limit the expenses of the Portfolio of the Trust was in effect for the Portfolio until April 30, 2008. Effective May 1, 2008, there is no longer an expense cap for the Portfolio. Pursuant to that Expense Limitation Agreement, the Manager agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with accounting principles generally accepted in the United States of America, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of the Portfolio's average daily net assets:

                              Maximum Expense Ratio under current Expense Limitation Agreement
                              --------------------------------------------------------------
                            Class A                Class B               Class E
                            -------                -------               -------

                             1.25%                  1.50%*                1.40%*

* Classes not offered during the period.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED


If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust's Board, the Manager shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B, Class C and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. The Class B, Class C and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50%, 1.00% and 0.25%, respectively, of the average net assets of the Portfolio attributable to its Class B, Class C and Class E Shares in respect to activities primarily intended to result in the sale of Class B, Class C and Class E Shares. However, under Class B, Class C and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B, Class C and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25%, 0.55% and 0.15% of average daily net assets of the Portfolio attributable to its Class B, Class C and Class E Shares, respectively.

Under terms of the Class B, Class C and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B, Class C and Class E Shares for such entities' fees or expenses incurred.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the periods ended noted below were as follows:

                                                                    Net Increase
                                                                      (Decrease)
             Beginning                                      in Shares      Ending
              Shares     Sales  Reinvestments Redemptions  Outstanding     Shares
             ---------- ------- ------------- -----------  ------------  ----------

 Class A

 06/30/2008  14,177,334 182,479     1,631,397  (1,194,766)      619,110  14,796,444
 12/31/2007  14,770,336 238,024     1,704,645  (2,535,671)     (593,002) 14,177,334

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2008 were as follows:

                                 Purchases Sales
         ------------------------------ ------------------------------
         U.S. Government Non-Government U.S. Government Non-Government
         --------------- -------------- --------------- --------------
           $48,086,058    $60,382,828     $56,094,677    $54,198,185

At June 30, 2008, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for the Portfolio were as follows:

              Federal       Gross         Gross
             Income Tax   Unrealized    Unrealized   Net Unrealized
                Cost     Appreciation (Depreciation)  Appreciation
            ------------ ------------ -------------- --------------
            $266,905,931 $17,373,398   $(16,883,403)    $489,995

6. SECURITY LENDING

As of June 30, 2008, the Portfolio had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

                                Value of Value of
                          Value of Cash Non-Cash Total
                Securities  Collateral  Collateral* Collateral
                ----------- ----------- ----------- -----------
                $47,115,625 $45,437,128 $2,719,462  $48,156,590

* The Portfolio cannot repledge or resell this collateral. The non-cash collateral is comprised of government securities and bank letters of credit.

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)



7. FORWARD FOREIGN CURRENCY CONTRACTS

Forward Foreign Currency Contracts to Buy

                                       Value at                         Net Unrealized
Settlement Date  Contracts to Deliver  06/30/08  In Exchange for U.S. $  Depreciation
---------------  -------------------- ---------- ---------------------- --------------

  05/08/2008        2,726,360 EUR     $4,285,260       $4,215,853          $(69,407)
                                                                           ========

EUR - Euro Dollar

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the years ended December 31, 2007 and 2006 were as follows:

        Ordinary Income      Long-Term Capital Gain          Total
     ---------------------   ---------------------- -----------------------
        2007         2006       2007        2006       2007        2006
     ----------   ---------- ----------- ---------- ----------- -----------
     $8,328,058   $6,683,640 $20,395,210 $7,618,635 $28,723,268 $14,302,275

As of December 31, 2007, the components of distributable earnings (accumulated losses) on a federal Income tax basis were as follows:

    Undistributed Undistributed     Net
      Ordinary      Long-Term    Unrealized
       Income         Gain      Appreciation Loss Carryforwards    Total
    ------------- ------------- ------------ ------------------ -----------
     $10,916,604   $13,358,565  $17,148,856         $--         $41,424,025

9. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

11. PROXY RESULTS

A Special Meeting of the Shareholders of the Portfolios of the Trust was held on February 28, 2008. The purpose of the Special Meeting was to ask shareholders to elect trustees for the Trust. The shareholders of each Portfolio of the Trust approved the proposal and the results of the votes are as set forth below.

                                For        Against   Abstain     Total
      -                    ------------- ----------- ------- -------------

      Stephen M. Alderman  4,223,994,836 131,890,977   --    4,355,885,813
      Jack R. Borsting     4,212,267,330 143,618,483   --    4,355,885,813
      Robert Boulware      4,223,558,185 132,327,628   --    4,355,885,813
      Daniel A. Doyle      4,229,081,783 126,804,030   --    4,355,885,813
      Elizabeth M. Forget  4,223,243,557 132,642,256   --    4,355,885,813
      Susan C. Gause       4,223,103,947 132,781,866   --    4,355,885,813
      Dawn M. Vroegop      4,224,605,845 131,279,968   --    4,355,885,813

                           MET INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            JUNE 30, 2008 (UNAUDITED)


QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

Metropolitan Series Fund, Inc.
BlackRock Diversified Portfolio

Annual Report                                                December 31, 2007
[GRAPHIC OMITTED]

Letter from the President


February 1, 2008

Letter to Policy Holders:

2007 was a tumultuous year in the financial markets driven by concerns in the credit markets surrounding sub-prime mortgages and fears of recession in the U.S. Economy. The broad markets were mixed, with the Dow Jones Industrial Average up 8.9% and the MSCI EAFE Index, which measures the performance of international equities, up 11.2% for the year, while the Russell 2000 Index, which measures the performance of small capitalization stocks, was down 1.6%.

In the fixed income markets, credit spreads increased as a result of the pressure from sub-prime mortgage crisis and the Federal Reserve lowered interest rates by a total of 1% during the year. The Lehman Brothers Aggregate Bond Index posted a 7.0% return for the year.

On the following pages, you will find a complete review of your Portfolio and its investment performance. MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,



Elizabeth Forget
President, Metropolitan Series Fund, Inc.
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC
Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE
For the year ended December 31, 2007, the Class A shares of the BlackRock Diversified Portfolio returned 5.9%, compared to its benchmark, a blend of the Russell 1000 Index(1) (60%) and the Lehman Brothers Aggregate Bond Index(2) (40%), which returned 6.4%. The average return of its peer group, the Lipper Variable Insurance Products Mixed-Asset Target Allocation Growth Funds Universe(3), was 6.8% over the same period.
PORTFOLIO REVIEW
2007 began largely where 2006 left off. A slowdown in U.S. growth occurred following Fed tightening, rising oil prices, and the beginning of concerns around credit and slower spending by the U.S. consumer. Earnings growth remained strong on the back of solid export growth, a declining dollar and share buybacks. A transition in leadership from small, value and domestic to large, growth and multinational became evident as the year began. During the second half of 2007, the benign fundamentals of 2003-2006, namely strong global growth, rising profitability levels, and falling risk premiums, were replaced by credit stress; pressures on the capital position of the financial system; questions about the sustainability of the business cycle; and rising energy and food prices. Reflecting these woes, market prices moved considerably. Government bond yields plummeted, the dollar fell faster than in earlier years, credit spreads widened and equities became trendless and volatile. The financial and consumer discretionary sectors experienced drops of one-quarter to one-third. Commodity- and industrial-related multinational companies performed the best. Emerging market economies and equity markets performed well yet again. The Federal Reserve moved from an attitude of vigilance about inflation to one of providing liquidity and lowering rates to shore up the functioning of credit markets and fight economic weakness. We began the year overweight equities and underweight bonds relative to the neutral 60/40 benchmark mix. Though U.S. growth was slowing, we favored equities based on solid earnings, significant economic strength outside the U.S. and high margins.
However, things began to change in the spring and summer. Specifically, the subprime credit crisis began to spread to all forms of credit. Both consumers and businesses were confronted with tighter credit conditions and higher costs for attaining credit. As a result, our view changed. We started worrying that scarcer credit would impact consumer spending and business profits. Consequently, we flattened out our equity overweight during the summer and have since maintained a relatively neutral asset allocation versus the benchmark mix. For the year ended December 31, 2007, positive performance in the fixed income portion of the Portfolio versus the Lehman Brothers Aggregate Bond Index, was due to an underweight exposure to corporate bonds, and successful security selection within the corporate sector. In addition, we had positioned the fixed income portfolio for a steeper yield curve in the second half of the year, a move that proved advantageous as short-term rates fell more than long-term rates and the curve steepened. An underweight in agency debentures benefited the fixed income portfolio as well.
One of the largest detractors from performance was our overweight position in high-quality spread assets, particularly AAA-rated commercial mortgage-backed securities (CMBS), as well as agency mortgage pass-throughs, asset-backed securities (ABS) and other mortgage-related product. Despite their high quality, these assets suffered amid fallout from the subprime mortgage scare. Generalized concerns over the mortgage market, coupled with lack of liquidity and the liquidation by investors of all mortgage-related assets, contributed to the underperformance. Our exposure to European government bonds also hindered the fixed income portfolio's relative results for the year.
At year-end, the fixed income portfolio was underweight in U.S. Treasury issues and U.S. agency securities. As spreads on high-quality corporate paper reached levels not seen since 2003, creating attractive relative value opportunities, we reduced our underweight to the corporate sector. The fixed income portfolio maintained its notable overweights in high-quality, short-duration spread products, including mortgage pass-through securities, CMBS and ABS. We also held a modest weighting in high yield and emerging market debt issues. We will continued to tactically trade both duration and curve positioning, and the fixed income portfolio ended the year with a modestly short duration position versus the benchmark, which was primarily attributable to the five-year part of the curve.
For the year ended December 31, 2007, the equity portion of the Portfolio outperformed relative to its equity benchmark, the Russell 1000 Index. The equity portfolio's outperformance versus the benchmark was attributable to an overweight and, more significantly, good stock selection within the healthcare sector. Also contributing notably to performance was our underweight in weak performing financials. Within healthcare, our long-standing preference for service providers (such as Medco Health Solutions, Express Scripts and Aetna) over product companies continued to generate outperformance versus the benchmark. In financials, not holding any commercial banks added to performance. Also additive was our select exposure to diversified financials, as well as holding Goldman Sachs and Morgan Stanley in the capital markets industry instead of companies that suffered significant setbacks related to the mortgage crisis. Detracting from performance was our stock selection in information technology. Our valuation discipline hurt us during the period when "growth at any price" proved to be a more successful strategy, particularly following the August market melt-down. Notably, Google (priced over 50 times earnings on December 29, 2006) returned more than 50% during the year. We stuck to our disciplined approach, believing that buying better-than-market growth opportunities for better-than-market valuations is, in the long term, a recipe for success. Also detracting from performance was our underweight and stock selection in the industrials sector. Within the sector, airlines hurt performance the most, led by our positions in AMR Corp. and Continental Airlines, which combined for almost all of the negative performance in the sector.
The biggest theme for the year was global growth, and we benefited from our two-pronged portfolio approach: one prong invested in cyclicals with a global emphasis and the other in higher quality companies with predictable earnings. Holdings that were in line with global growth were our positions in Cummins and Deere & Co. in the industrials sector, as well as Southern Copper Corp. and Monsanto in the materials sector. The biggest event, however, was the mortgage debacle, and our early exit from names like Countrywide Financial and Morgan Stanley, plus our overall underweight in financials, proved very beneficial. While the equity portfolio suffered during the summer's market turmoil and quantitative investment meltdown, we went into the fourth quarter with solid sector positioning, which helped us to end the quarter ahead of the equity benchmark. At year-end, the largest overweights in the equity portfolio were in information technology, healthcare and energy. The largest underweights were in financials, consumer staples and utilities.

* The views expressed above are those of the subadvisory firm as of December 31, 2007 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.
(1) The Russell 1000(R) Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 90% of the investable U.S. equity market. (2) Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.
(3) The Lipper Variable Insurance Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.




[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio
                        A $10,000 INVESTMENT COMPARED TO
                  THE RUSSELL 100 INDEX AND THE LEHMAN BROTHERS
                              AGGREGATE BOND INDEX




-------------------------------------------------------------------------------------------------------------------
                 Average Annual Returns as of December 31, 2007

-------------------------------------------------------------------------------------------------------------------
                                                                             ussell 100           Lehman Brothers
                              BlackRock Diversified Portfolio               R  Index              Aggregate Index
                            Class A        Class B        Class
1 Year                          5.9%           5.6%          5.7%                   5.8%                      7.0%
5 Year                          9.6              --           9.4                   13.4                       4.4
10 Year                         5.3              --             --                    6.2                       6.0
Since Inception                   --            7.0           3.9                      --                         --

-------------------------------------------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/25/86, 4/26/04 and 5/1/01, respectively. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

                              PORTFOLIO COMPOSITION
                             as of December 31, 2007

                                  Top Holdings


                                                                                                        % of Total
                                                                                                        Net Assets
                                                                                                        ------------
                                                                                                              13.3%
Federal National Mortgage Association

Federal Home Loan Mortgage Corp.                                                                               8.7%

JPMorgan Mortgage Trust                                                                                        2.4%

General Electric Co.                                                                                           2.3%

Government National Mortgage Association                                                                       2.1%

Lehman Brothers Holdings, Inc.                                                                                 1.7%

Morgan Stanley Capital I                                                                                       1.5%

Bank of America Corp.                                                                                          1.3%

CS First Boston Mortgage Securities Corp.                                                                      1.2%

The Bear Stearns Cos., Inc.                                                                                    1.0%

                               Top Equity Sectors


                                                                                                     % of Equity
                                                                                                     Market Value
                                                                                                   -----------------
                                                                                                              26.2%
Information Technology

Health Care                                                                                                   20.0%

Energy                                                                                                        18.4%

Industrials                                                                                                   12.3%

Financials                                                                                                     7.5%

                            Top Fixed Income Sectors
                                                                                                     of Fixed Income
                                                                                                   % Market Value
                                                                                                   -----------------
                                                                                                              51.3%
Mortgage

Investment Grade Corporates                                                                                   20.8%

Commercial Mortgage-Backed                                                                                    19.5%

Agency Issues                                                                                                  2.7%

                               Asset Backed 2.0%

                                      MSF-3
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars)
(referred to as "expenses") of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 through December 31, 2007.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan.
Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.


                                                    nnualized       Beginning          Ending          xpenses Paid
                                                    Expense         ccount Valu      ccount Value     Euring Period*
                                                     Ratio           July 1,         ecember 31,      Duly 1, 2007
                                                                       2007             2007          J    to
                                                                               e    A                  ecember 31,
Portfolio                                          A               A                D                 D   2007
                                                   -----------     -------------    --------------    --------------
                                    Actual               0.51%     $   1,000.00     $    1,014.50     $        2.59
BlackRock Diversified--Class A
                                    Hypothetic           0.51%     $   1,000.00     $    1,022.61     $        2.60

                                     ctual
BlackRock Diversified--Class B       A                    0.76%     $   1,000.00     $    1,012.90     $        3.86
                                    Hypothetic           0.76%     $   1,000.00     $    1,021.33     $        3.87

                                     ctual
BlackRock Diversified--Class E       A                    0.66%     $   1,000.00     $    1,013.40     $        3.35
                                    Hypothetic           0.66%     $   1,000.00     $    1,021.84     $        3.36

-------------------------------------------------------------------------------------------------------------------
* Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

                                      MSF-4
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2007

Common Stock--62.2% of Total Net Assets


Security Description                  Shares     Value*
-----------------------------------------------------------



Aerospace & Defense--2.0%
                                       50,000
Honeywell International, Inc.         2        $15,392,500

L-3 Communications Holdings, Inc.      17,200    1,822,168

Lockheed Martin Corp.                  18,400    1,936,784
                                       20,000    3,354,000
Raytheon Co.                          2         1

United Technologies Corp.              50,000    3,827,000
                                               ------------

                                                36,332,452
                                               ------------



Airlines--0.4%
                                       31,000
Continental Airlines, Inc. (Class
   B) (a) (b)                         3          7,364,750
                                               ------------



Biotechnology--0.5%
                                       70,000
Biogen Idec, Inc. (b)                 1          9,676,400
                                               ------------



Capital Markets--1.1%

Janus Capital Group, Inc. (a)          59,700    1,961,145
                                       30,000    3,541,500
The Charles Schwab Corp.              5         1

The Goldman Sachs Group, Inc.          20,000    4,301,000
                                               ------------

                                                19,803,645
                                               ------------



Chemicals--2.1%
                                       30,000
E. I. du Pont de Nemours & Co. (a)    1          5,731,700
                                       60,000    7,870,400
Monsanto Co.                          1         1
                                       30,000
The Dow Chemical Co. (a)              1          5,124,600
                                       80,000
The Lubrizol Corp.                    1          9,748,800
                                               ------------

                                                38,475,500
                                               ------------



Commercial Services & Supplies--0.3%

Anacomp, Inc. (Class B) (b)                 1            2
                                       40,000
R.R. Donnelley & Sons Co.             1          5,283,600
                                               ------------

                                                 5,283,602
                                               ------------



Communications Equipment--2.3%
                                       40,000
ADC Telecommunications, Inc. (b)      1          2,177,000
                                       30,000
Ciena Corp. (b)                       1          4,434,300
                                       70,000    3,550,900
Cisco Systems, Inc. (b)               8         2
                                       80,000    2,616,000
Juniper Networks, Inc. (b)            3         1
                                               ------------

                                                42,778,200
                                               ------------



Computers & Peripherals--4.4%

Apple, Inc. (b)                        10,000    1,980,800
                                       90,000    4,460,900
Dell, Inc. (b)                        5         1
                                       70,000    4,268,100
EMC Corp. (b)                         7         1
                                       30,000    1,706,400
Hewlett-Packard Co.                   4         2
                                       20,000    3,782,000
International Business Machines
   Corp.                              2         2
                                       60,000
Sun Microsystems, Inc. (b)            2          4,713,800
                                               ------------

                                                80,912,000
                                               ------------



Construction & Engineering--1.3%
                                                 1,657,600
Fluor Corp.                            80,000   1
                                       30,000    2,429,300
Jacobs Engineering Group, Inc.        1         1
                                               ------------

                                                24,086,900
                                               ------------



Containers & Packaging--0.3%
                                       30,000
Packaging Corp. of America            2          6,486,000
                                               ------------


Security Description                 Shares      Value*
-----------------------------------------------------------



Diversified Financial
   Services--1.0%
                                      0,000
Bank of America Corp.                9        $  3,713,400
                                      50,00
JPMorgan Chase & Co.                 3          15,277,500
                                              -------------

                                                18,990,900
                                              -------------



Diversified Telecommunication Services--0.6%
                                      10,00
AT&T, Inc.                           2           8,727,600
                                      0,000
CenturyTel, Inc.                     4           1,658,400
                                      78,30
Qwest Communications
   International, Inc.               1           1,249,883
                                              -------------

                                                11,635,883
                                              -------------



Electrical Equipment--0.7%
                                      40,00
Rockwell Automation, Inc. (a)        1           9,654,400
                                      0,000
Roper Industries, Inc.               4           2,501,600
                                              -------------

                                                12,156,000
                                              -------------



Electronic Equipment & Instruments--0.3%
                                      6,300
Avnet, Inc.                          3           1,269,411
                                      0,000
Dolby Laboratories, Inc. (Class
   A) (b)                            4           1,988,800
                                      4,700
Mettler-Toledo International,
   Inc. (b)                          1           1,672,860
                                              -------------

                                                 4,931,071
                                              -------------



Energy Equipment & Services--1.3%
                                      00,00
ENSCO International, Inc. (a)        2          11,924,000
                                      0,000
National Oilwell Varco, Inc. (b)     7           5,142,200
                                      30,00
Tidewater, Inc. (a)                  1           7,131,800
                                              -------------

                                                24,198,000
                                              -------------



Food & Staples Retailing--0.4%
                                      09,80
The Kroger Co.                       3           8,274,758
                                              -------------



Health Care Equipment & Supplies--1.0%
                                      0,000
Intuitive Surgical, Inc. (b)         3           9,735,000
                                      49,70
Kinetic Concepts, Inc. (a) (b)       1           8,017,932
                                              -------------

                                                17,752,932
                                              -------------



Health Care Providers & Services--5.6%
                                      40,00
Aetna, Inc.                          2          13,855,200
                                      0,700
AmerisourceBergen Corp.              3           1,377,509
                                      0,000
CIGNA Corp.                          9           4,835,700
                                      71,41
Coventry Health Care, Inc. (b)       1          10,156,101
                                      80,00
Express Scripts, Inc. (b)            1          13,140,000
                                      0,000
Health Net, Inc. (b)                 8           3,864,000
                                      51,80
McKesson Corp.                       1           9,944,418
                                      30,00
Medco Health Solutions, Inc. (b)     1          13,182,000
                                      00,00
UnitedHealth Group, Inc.             3          17,460,000
                                      80,00
WellPoint, Inc. (b)                  1          15,791,400
                                              -------------

                                               103,606,328
                                              -------------



Hotels, Restaurants & Leisure--0.9%
                                      90,00
McDonald's Corp.                     2          17,083,900
                                              -------------



Household Products--1.0%
                                      01,70
Energizer Holdings, Inc. (a) (b)     1          11,403,621
                                      0,000
Procter & Gamble Co.                 9           6,607,800
                                              -------------

                                                18,011,421
                                              -------------


                *See accompanying notes to financial statements.

                                      MSF-5
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2007

Common Stock--(Continued)


Security Description                 Shares      Value*
-----------------------------------------------------------



Industrial Conglomerates--1.0%
                                      00,000
General Electric Co.                 5        $ 18,535,000
                                              -------------



Insurance--2.6%
                                      30,000
American International Group, Inc.   1           7,579,000
                                      64,500
The Chubb Corp.                      1           8,978,410
                                      30,000
The Hartford Financial Services
   Group, Inc.                       1          11,334,700
                                      52,100
The Travelers Cos., Inc.             2          13,562,980

Transatlantic Holdings, Inc.          21,400     1,555,138
                                      44,275
W.R. Berkley Corp.                   1           4,300,838
                                              -------------

                                                47,311,066
                                              -------------



Internet & Catalog Retail--0.8%
                                      50,000
Amazon.com, Inc. (b)                 1          13,896,000
                                              -------------



Internet Software & Services--0.8%
                                      40,000
eBay, Inc. (b)                       4          14,603,600
                                              -------------



IT Services--0.9%
                                      00,000
Automatic Data Processing, Inc.      3          13,359,000

Computer Sciences Corp. (a) (b)       54,500     2,696,115
                                              -------------

                                                16,055,115
                                              -------------



Leisure Equipment & Products--0.1%

Hasbro, Inc. (a)                      47,700     1,220,166
                                              -------------



Life Sciences Tools & Services--0.4%

Waters Corp. (b)                      85,200     6,736,764
                                              -------------



Machinery--1.5%
                                      00,000
Cummins, Inc.                        1          12,737,000
                                      60,000
Deere & Co.                          1          14,899,200
                                              -------------

                                                27,636,200
                                              -------------



Media--0.9%
                                      00,000
The Walt Disney Co. (a)              5          16,140,000
                                              -------------



Metals & Mining--0.7%
                                      20,000
Southern Copper Corp. (a)            1          12,615,600
                                              -------------



Office Electronics--0.1%

Xerox Corp.                           89,100     1,442,529
                                              -------------



Oil, Gas & Consumable Fuels--10.2%
                                      90,000
Chevron Corp.                        2          27,065,700
                                      70,000
ConocoPhillips                       2          23,841,000
                                      60,000
Exxon Mobil Corp.                    5          52,466,400
                                      40,000
Marathon Oil Corp.                   2          14,606,400
                                      60,000
Noble Energy, Inc.                   1          12,723,200
                                      10,000
Occidental Petroleum Corp.           2          16,167,900
                                      80,000
Sunoco, Inc.                         1          13,039,200
                                      50,000
Tesoro Corp. (a)                     2          11,925,000
                                      10,000
Valero Energy Corp.                  2          14,706,300
                                              -------------

                                               186,541,100
                                              -------------


Security Description            Shares          Value*
-----------------------------------------------------------



Pharmaceuticals--4.9%

Bristol-Myers Squibb Co.         530,000     $  14,055,600

Eli Lilly & Co.                  280,000        14,949,200

Johnson & Johnson                 60,000         4,002,000

Merck & Co., Inc.                360,000        20,919,600
                                 ,050,00
Pfizer, Inc.                    1               23,866,500

Schering-Plough Corp.            490,000        13,053,600
                                             --------------

                                                90,846,500
                                             --------------



Semiconductors & Semiconductor Equipment--3.8%

Applied Materials, Inc.          710,000        12,609,600


Integrated Device
   Technology, Inc. (b)          460,000         5,202,600

Intel Corp.                      300,000         7,998,000

KLA-Tencor Corp. (a)             250,000        12,040,000

NVIDIA Corp. (b)                 370,000        12,587,400

Silicon Laboratories, Inc.
   (b)                           110,000         4,117,300

Texas Instruments, Inc.          450,000        15,030,000
                                             --------------

                                                69,584,900
                                             --------------



Software--3.8%

Autodesk, Inc.                   210,000        10,449,600

BMC Software, Inc. (b)            46,100         1,643,004

CA, Inc.                          57,200         1,427,140

McAfee, Inc. (b)                  46,100         1,728,750

Microsoft Corp.                  960,000        34,176,000

Oracle Corp. (b)                 810,000        18,289,800

Synopsys, Inc. (b)                53,100         1,376,883
                                             --------------

                                                69,091,177
                                             --------------



Specialty Retail--1.0%

AutoZone, Inc. (b)                21,400         2,566,074

GameStop Corp. (Class A)
   (b)                           100,000         6,211,000

Tiffany & Co.                    230,000        10,586,900
                                             --------------

                                                19,363,974
                                             --------------



Textiles, Apparel & Luxury Goods--0.7%

Nike, Inc. (a)                   200,000        12,848,000
                                             --------------



Trading Companies & Distributors--0.5%

W.W. Grainger, Inc. (a)          100,000         8,752,000
                                             --------------

                                               ,141,060,333
Total Common Stock
   (Identified Cost
   $1,023,647,367)                            1
                                             --------------


Fixed Income--44.3%
                                 Face
Security Description            Amount          Value*
-----------------------------------------------------------


Aerospace & Defense--0.0%

L-3 Communications Corp.
   6.375%, 10/15/15            $  75,000            73,875
                                             --------------



Asset Backed--0.8%

Amortizing Residential
   Collateral Trust
   5.965%, 06/25/32 (c)          248,607           112,326

                *See accompanying notes to financial statements.

                                      MSF-6
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income--(Continued)


                                    Face
Security Description               Amount        Value*
-----------------------------------------------------------



Asset Backed--(Continued)

Ares VIII CLO, Ltd. (144A)
   7.665%, 02/26/16 (c)           $1,150,00    $ 1,123,780
                                    ,500,00
Chase Issuance Trust
   5.120%, 10/15/14                4             4,608,837

Countrywide Asset-Backed
   Certificates
   6.590%, 12/25/31 (c)             101,994         92,597
                                    ,150,00
Ford Credit Auto Owner Trust
   5.070%, 12/15/10                4             4,178,590

GE Business Loan Trust
   (144A)
   6.328%, 04/15/31 (c)             545,924        530,153

Hedged Mutual Fund Fee Trust
   (144A)
   5.220%, 11/30/10                  38,852         38,464
                                    ,204,12
Home Equity Asset Trust
   4.975%, 07/25/37 (c)            2             2,097,865

Knollwood CDO, Ltd. (144A)
   8.322%, 02/08/39 (c)             413,443          4,135
                                    ,375,00
Long Beach Mortgage Loan
   Trust
   5.965%, 03/25/34 (c)            1             1,038,020

Structured Asset Investment
   Loan Trust
   7.790%, 04/25/33 (c)              40,741         26,122
                                               ------------

                                                13,850,889
                                               ------------



Biotechnology--0.0%

Bio-Rad Laboratories, Inc.
   7.500%, 08/15/13                 375,000        378,750
                                               ------------



Capital Markets--1.6%

Lehman Brothers Holdings
   Capital Trust V
   5.857%, 11/29/49 (c)             305,000        271,831
                                    ,375,00
Lehman Brothers Holdings,
   Inc.
   5.170%, 05/25/10 (c)            3             3,244,307
                                    ,310,00
   5.250%, 02/06/12                1             1,296,229

   5.500%, 04/04/16                 975,000        932,923
                                    ,075,00
   6.750%, 12/28/17                2             2,138,700
                                    ,110,00
   7.000%, 09/27/27                1             1,126,598
                                    ,580,00
Morgan Stanley
   5.050%, 01/21/11                1             1,579,823
                                    ,540,00
   5.493%, 01/09/12 (c)            8             8,252,962
                                    ,050,00
   6.250%, 08/28/17                2             2,084,036

   6.750%, 04/15/11                 550,000        576,478

The Bear Stearns Cos., Inc.
   5.599%, 07/19/10 (c)             790,000        742,435
                                    ,500,00
   6.400%, 10/02/17                1             1,449,240
                                    ,165,00
   6.950%, 08/10/12                2             2,226,053
                                    ,620,00
The Goldman Sachs Group,
   Inc.
   5.250%, 10/15/13                3             3,621,242
                                               ------------

                                                29,542,857
                                               ------------



Chemicals--0.0%

Momentive Performance
   Materials, Inc. (144A)
   10.125%, 12/01/14                340,000        311,100
                                               ------------



Commercial Banks--1.0%
                                    ,585,00
Barclays Bank, Plc.
   7.434%, 09/29/49 (c)            2             2,686,205

                                    Face
Security Description               Amount        Value*
-----------------------------------------------------------



Commercial Banks--(Continued)

JPMorgan Chase Bank, N.A.
   6.000%, 07/05/17               $2,500,00    $ 2,531,558

NationsBank Corp.
   7.800%, 09/15/16                 925,000      1,048,436
                                    ,000,00
Royal Bank of Scotland
   Group, Plc.
   7.640%, 03/31/49 (c)            2             2,056,186
                                    ,375,00
UBS AG Stamford Branch
   5.875%, 12/20/17                3             3,398,777
                                    ,050,00
Wachovia Bank, N.A.
   6.000%, 11/15/17                2             2,063,698
                                    ,150,00
   6.600%, 01/15/38                2             2,160,793

Wells Fargo & Co.
   4.200%, 01/15/10                 855,000        849,598
                                    ,710,00
   4.625%, 08/09/10                1             1,711,325

   4.875%, 01/12/11                 590,000        597,932
                                               ------------

                                                19,104,508
                                               ------------



Commercial Mortgage-Backed Securities--9.5%
                                    ,630,00
Banc of America Commercial
   Mortgage, Inc.
   4.871%, 11/10/42 (c)            3             3,622,346
                                    ,365,00
   5.118%, 07/11/43                5             5,427,718
                                    ,785,00
   7.333%, 10/15/09                3             3,912,432
                                    ,377,18
Bear Stearns Commercial
   Mortgage Securities, Inc.
   4.361%, 06/11/41                2             2,363,971

   4.674%, 06/11/41                 930,000        888,715
                                    ,875,00
   5.742%, 09/11/42 (c)            3             3,969,568
                                    ,263,43
   5.920%, 10/15/36                1             1,284,643
                                    ,714,72
   6.007%, 06/25/47 (c)            4             4,650,581
                                    ,575,00
Chase Commercial Mortgage
   Securities Corp.
   7.319%, 10/15/32                1             1,659,996
                                    ,750,00
Citigroup Mortgage Loan
   Trust, Inc.
   5.700%, 06/10/17 (c)            1             1,754,637
                                    ,750,00
Citigroup/Deutsche Bank
   Commercial
   Mortgage Trust
   5.886%, 11/15/44                1             1,808,389
                                    ,612,75
CitiMortgage Alternative
   Loan Trust
   6.000%, 10/25/37                4             4,592,577
                                    ,525,00
Cobalt Commercial Mortgage
   Trust
   5.820%, 05/15/46 (c)            2             2,614,654
                                    ,310,00
Commercial Mortgage Pass
   Through Certificates
   5.816%, 12/10/49 (c)            4             4,466,510
                                    ,533,42
Countrywide Home Loan
   Mortgage Pass
   Through Trust
   6.500%, 10/25/37                2             2,568,060
                                    ,000,00
Credit Suisse Mortgage
   Capital Certificates
   5.311%, 12/15/39                4             3,986,089
                                    ,000,00
CS First Boston Mortgage
   Securities Corp.
   3.936%, 05/15/38 (c)            4             3,817,588
                                    ,405,00
   4.940%, 12/15/35                4             4,409,691
                                    ,890,00
   5.183%, 11/15/36                2             2,925,396
                                    ,850,00
   5.603%, 07/15/35                3             3,961,981

   7.325%, 04/15/62                 448,474        450,114
                                    ,710,00
First Union National Bank
   Commercial Mortgage
   6.663%, 01/12/43                3             3,903,983

                *See accompanying notes to financial statements.

                                      MSF-7
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income--(Continued)


                                    Face
Security Description               Amount        Value*
-----------------------------------------------------------



Commercial Mortgage-Backed Securities--(Continued)

First Union National Bank
   Commercial Mortgage
   Trust (144A)
   7.793%, 12/15/31 (c)          $3,700,000    $ 3,903,714
                                   ,455,000
G.S. Mortgage Securities Corp. II
   5.560%, 11/10/39 (c)           1              1,477,690
                                   ,480,000
GE Capital Commercial
   Mortgage Corp.
   4.578%, 06/10/48               3              3,409,052
                                   ,340,000
   4.996%, 12/10/37               4              4,375,594
                                   ,440,000
   6.269%, 12/10/35               3              3,622,149
                                   ,072,992
GMAC Commercial Mortgage
   Securities, Inc.
   7.455%, 08/16/33               3              3,240,018
                                   ,120,000
Greenwich Capital
   Commercial Funding Corp.
   5.301%, 04/10/37 (c)           1              1,056,602
                                   ,280,000
   5.911%, 07/10/38 (c)           3              3,427,726
                                   ,090,055
GSR Mortgage Loan Trust
   5.251%, 11/25/35 (c)           2              2,018,177
                                   ,987,457
Harborview Mortgage Loan
   Trust
   5.275%, 11/19/35 (c)           1              1,860,178
                                   ,835,000
JPMorgan Chase Commercial
   Mortgage Securities
   Corp.
   5.336%, 05/15/47               1              1,828,159
                                   0,773,33      0,475,235
   5.432%, 08/25/35 (c)           1             1
                                   ,700,000
   5.804%, 06/15/49 (c)           1              1,737,582
                                   ,390,000
   5.827%, 02/15/51 (c)           1              1,418,154

JPMorgan Commercial
   Mortgage Finance Corp.
   6.658%, 10/15/35 (c)             175,000        176,534
                                   ,503,303
   7.351%, 09/15/29               1              1,543,640
                                   ,201,708
JPMorgan Mortgage Trust
   3.887%, 08/25/34 (c)           4              4,160,926
                                   ,626,327
LB-UBS Commercial Mortgage
   Trust
   3.636%, 08/15/08               1              1,612,345
                                   ,273,527
   4.023%, 09/15/26               1              1,263,277
                                   ,596,338
   4.071%, 09/15/26               1              1,580,350
                                   ,570,000
   5.372%, 09/15/39               1              1,575,408
                                   ,800,000
   5.430%, 02/15/40 (c)           2              2,812,339
                                   ,103,609
   5.642%, 12/15/25 (c)           2              2,130,185
                                   ,850,000
   5.866%, 09/15/45               3              3,982,409
                                   ,600,000
   5.934%, 12/15/25               1              1,631,598
                                   ,602,566
   7.950%, 05/15/25 (c)           3              3,804,301
                                   ,492,844
LB-UBS Commercial Mortgage
   Trust (144A)
   6.155%, 07/14/16               2              2,565,687

Morgan Stanley Capital I
   5.633%, 04/12/49 (c)             620,000        629,815
                                   ,925,000
   5.803%, 06/11/42 (c)           5              6,079,315
                                   ,345,000
   5.809%, 12/12/49               2              2,398,744
                                   ,550,000
   5.882%, 06/11/49 (c)           4              4,739,341
                                   ,025,000
   6.630%, 07/15/30               1              1,025,076
                                   ,920,000
Salomon Brothers Mortgage
   Securities VII, Inc.
   6.499%, 10/13/11               3              4,120,426
                                   ,115,000
Wachovia Bank Commercial
   Mortgage Trust
   5.678%, 05/15/46 (c)           3              3,176,901
                                   ,895,000
   5.903%, 02/15/51               1              1,978,618
                                   ,106,640
WaMu Mortgage Pass-Through
   Certificates
   5.670%, 03/25/37 (c)           6              6,132,596

                                   Face
Security Description              Amount         Value*
-----------------------------------------------------------



Commercial Mortgage-Backed Securities--(Continued)

Wells Fargo Mortgage Backed
   Securities Trust
   5.773%, 09/25/36              $1,622,52    $  1,624,812
                                              -------------

                                               173,634,312
                                              -------------



Computers & Peripherals--0.1%
                                   ,420,00
IBM Corp.
   5.700%, 09/14/17               1              1,467,942
                                              -------------



Consumer Finance--0.1%
                                   ,700,00
SLM Corp.
   5.125%, 08/27/12               1              1,520,543

   5.400%, 10/25/11                890,000         811,142
                                              -------------

                                                 2,331,685
                                              -------------



Containers & Packaging--0.0%

Ball Corp.
   6.875%, 12/15/12                530,000         537,950
                                              -------------



Diversified Financial Services--2.2%

AES Ironwood, LLC
   8.857%, 11/30/25                123,480         135,210

AES Red Oak, LLC
   9.200%, 11/30/29                 50,000          55,500

Bank of America Corp.
   5.300%, 03/15/17                975,000         948,067
                                   ,470,00
   5.750%, 12/01/17               4              4,480,254

   6.000%, 09/01/17                825,000         842,879
                                   ,600,00
   6.100%, 06/15/17               1              1,635,182
                                   ,230,00
Citigroup Capital XXI
   8.300%, 12/21/57 (c)           2              2,328,546
                                   ,000,00
Citigroup, Inc.
   4.125%, 02/22/10               2              1,970,734
                                   ,075,00
   5.300%, 10/17/12               4              4,128,016

   6.125%, 08/25/36                125,000         118,311

Compton Petroleum Finance
   Corp.
   7.625%, 12/01/13                 35,000          32,550
                                   ,460,00
Credit Suisse Guernsey, Ltd.
   5.860%, 05/29/49 (c)           2              2,202,187
                                   ,060,00
Gaz Capital for Gazprom
   (144A)
   7.288%, 08/16/37               1              1,069,858
                                   ,320,00
General Electric Capital
   Corp.
   5.000%, 11/15/11               7              7,408,675
                                   ,080,00
   5.000%, 04/10/12               1              1,093,301
                                   ,610,00
   6.150%, 08/01/37               1              1,710,511
                                   ,700,00
   6.375%, 11/15/67 (c)           1              1,755,219
                                   ,510,00
Goldman Sachs Capital II
   5.793%, 12/29/49 (c)           1              1,344,391
                                   ,675,00
JPMorgan Chase Capital
   6.800%, 10/01/37               4              4,494,877

Mellon Capital
   6.244%, 06/29/49 (c)            900,000         835,311

Telecom Italia Capital S.A.
   5.250%, 10/01/15                975,000         949,893

                *See accompanying notes to financial statements.

                                      MSF-8
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income--(Continued)


                                   Face
Security Description              Amount         Value*
-----------------------------------------------------------



Diversified Financial Services--(Continued)

Wind Acquisition Finance
   S.A. (144A)
   10.750%, 12/01/15            $  295,000     $   321,550

ZFS Finance USA Trust I
   (144A)
   6.500%, 05/09/37 (c)            900,000         830,869
                                               ------------

                                                40,691,891
                                               ------------



Diversified Telecommunication Services--0.2%
                                  ,850,000
AT&T, Inc.
   6.500%, 09/01/37              2               2,980,182

Cincinnati Bell, Inc.
   7.250%, 07/15/13                 50,000          50,125

GTE Corp.
   6.940%, 04/15/28                100,000         107,115

Qwest Communications
   International, Inc.
   7.500%, 02/15/14 (a)            315,000         314,212

Qwest Communications
   International, Inc.
   (Series B)
   7.500%, 02/15/14                155,000         154,613

Qwest Corp.
   8.241%, 06/15/13 (c)            285,000         290,700

Windstream Corp.
   8.125%, 08/01/13                410,000         424,350

   8.625%, 08/01/16                170,000         178,500
                                               ------------

                                                 4,499,797
                                               ------------



Electric Utilities--0.3%

CenterPoint Energy, Inc.
   7.250%, 09/01/10                345,000         365,582

Elwood Energy, LLC
   8.159%, 07/05/26                123,978         123,936

Florida Power & Light Co.
   5.625%, 04/01/34                300,000         290,504
                                  ,125,000
MidAmerican Energy
   Holdings Co.
   5.950%, 05/15/37              1               1,091,225

   6.500%, 09/15/37 (c)            725,000         757,107

PECO Energy Co.
   4.750%, 10/01/12                650,000         643,195
                                  ,365,000
Texas Competitive Electric
   Holdings Co. LLC.
   10.250%, 11/01/15             1               1,351,350
                                               ------------

                                                 4,622,899
                                               ------------



Energy Equipment &
   Services--0.0%

Colorado Interstate Gas
   Co.
   6.800%, 11/15/15                 90,000          93,686

Tennessee Gas Pipeline Co.
   7.000%, 10/15/28 (a)            190,000         191,802
                                               ------------

                                     285,488
                                               ------------



Federal Agencies--25.8%
                                  7,770,69
Federal Home Loan Mortgage
   Corp.
   1.523%, 09/15/33 (c) (d)      3               2,663,631
                                  ,077,258
   3.914%, 06/01/34 (c)          6               6,016,418
                                  ,028,916
   4.500%, 05/01/18              4               3,965,243
                                  ,558,241
   4.500%, 05/01/19              1               1,531,595

                                   Face
Security Description              Amount         Value*
-----------------------------------------------------------



Federal
   Agencies--(Continued)

   4.500%, 12/01/19             $  660,958     $   649,656

   4.500%, 03/01/20                770,796         757,458

   4.500%, 04/01/20                252,743         248,369

   4.500%, 05/01/20                159,902         157,135
                                  ,365,240
   4.500%, 08/01/20              2               2,324,795

   4.500%, 01/01/21                978,087         961,162
                                  ,340,000
   5.000%, 12/15/17              4               4,340,227

   5.000%, 12/01/18                554,386         555,752

   5.000%, 04/01/20                481,336         481,809

   5.000%, 10/01/20                659,815         660,462
                                  ,885,589
   5.000%, 11/01/20              6               6,892,344

   5.000%, 06/01/36                958,708         935,626
                                  ,000,000
   5.000%, TBA                   9               9,008,442
                                  3,600,00       4,190,798
   5.125%, 11/17/17 (a)          1              1
                                  ,030,828
   5.500%, 04/15/26              3               3,055,722
                                  ,790,097
   5.500%, 02/15/27              3               3,833,625
                                  ,361,652
   5.500%, 07/15/27              4               4,424,129
                                  ,777,349
   5.500%, 05/15/29              9               9,883,672
                                  ,276,114
   5.500%, 07/01/33              3               3,278,709

   5.500%, 10/01/35                715,153         713,954
                                  ,688,715
   5.500%, 03/01/37              5               5,676,971

   5.500%, 06/01/37                485,753         484,751
                                  5,600,00       5,565,867
   5.500%, TBA                   1              1
                                  ,929,027
   5.686%, 01/01/37 (c)          2               2,974,356
                                  ,294,739
   5.748%, 04/01/37 (c)          3               3,344,416
                                  5,400,00       6,081,835
   6.000%, TBA                   4              4
                                  ,126,398
Federal National Mortgage
   Association
   4.000%, 06/01/19              4               3,957,992
                                  ,058,434
   4.500%, 10/01/18              1               1,041,418
                                  ,220,798
   4.500%, 08/01/35              3               3,049,994
                                  ,100,000
   4.500%, TBA                   1               1,082,468
                                  ,312,097
   5.000%, 06/01/18              1               1,315,378
                                  ,580,762
   5.000%, 01/01/21              3               3,589,714
                                  ,575,610
   5.000%, 06/01/23              1               1,555,022
                                  ,437,138
   5.000%, 11/01/33              9               9,222,009
                                  4,151,39       3,600,837
   5.000%, 03/01/34              2              2
                                  ,149,440
   5.000%, 08/01/34              5               5,032,054

   5.000%, 07/01/35                218,719         213,530

   5.000%, 12/01/35                328,097         320,312
                                  9,789,12       9,082,299
   5.000%, 05/01/36              2              2
                                  ,308,892
   5.000%, 07/01/36 (d)          6               1,342,844
                                  ,350,000
   5.125%, 01/02/14              1               1,398,180
                                  ,525,000
   5.375%, 06/12/17 (a)          2               2,682,242
                                  ,087,208
   5.500%, 10/01/18              1               1,103,364

   5.500%, 12/01/18                753,604         764,803
                                  ,247,028
   5.500%, 01/01/19              1               1,265,560

   5.500%, 03/01/19                 28,143          28,561
                                  ,576,555
   5.500%, 05/01/19              1               1,600,391

   5.500%, 07/01/19                512,322         519,493
                                  1,677,43       1,852,754
   5.500%, 09/01/19              1              1
                                  ,583,188
   5.500%, 06/01/20              1               1,607,125
                                  ,961,295
   5.500%, 07/01/20              3               4,020,165

   5.500%, 01/01/21                109,648         111,083

   5.500%, 02/01/21                190,037         192,523

   5.500%, 01/01/24                884,844         890,398
                                  ,063,839
   5.500%, 05/25/27              1               1,070,802

                *See accompanying notes to financial statements.

                                      MSF-9
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income--(Continued)


                                   Face
Security Description              Amount         Value*
-----------------------------------------------------------



Federal Agencies--(Continued)

Federal National Mortgage
   Association

   5.500%, 04/25/30             $2,292,784    $  2,319,722
                                  ,100,771
   5.500%, 04/01/33              2               2,102,329
                                  ,715,781
   5.500%, 11/01/33              2               2,717,795
                                  ,789,389
   5.500%, 02/01/34              5               5,793,682
                                  ,887,638
   5.500%, 04/01/34              7               7,897,127
                                  ,593,495
   5.500%, 11/01/34              5               5,593,804
                                  ,711,905
   5.500%, 04/01/35              1               1,710,861
                                  ,701,616
   5.500%, 06/01/35              1               1,700,578
                                  ,106,836
   5.500%, 11/01/35 (d)          5               1,235,787
                                  ,775,384
   5.500%, 12/01/35              8               8,773,350
                                  4,222,85
   5.500%, 01/01/36              1              14,214,181
                                  ,992,793
   5.500%, 01/25/36 (d)          1                 482,835
                                  6,647,08
   5.500%, 12/01/36 (c)          1              16,625,626

   6.000%, 04/01/16                462,692         474,263

   6.000%, 03/01/21                166,210         170,196

   6.000%, 05/01/21                913,872         935,786

   6.000%, 06/01/21                 95,431          97,720
                                  ,291,886
   6.000%, 07/01/21              1               1,322,866
                                  ,481,489
   6.000%, 08/01/21              1               1,517,015
                                  ,537,313
   6.000%, 02/01/34              2               2,581,691
                                  ,504,994
   6.000%, 08/01/34              1               1,531,317
                                  ,011,068
   6.000%, 04/01/35              6               6,124,010
                                  ,724,560
   6.000%, 02/01/36              1               1,751,624
                                  ,361,176
   6.000%, 05/01/36              2               2,398,231
                                  ,355,635
   6.000%, 06/01/36              4               4,423,991
                                  ,934,517
   6.000%, 07/01/36              7               8,059,038
                                  ,258,781
   6.000%, 09/01/36              5               5,341,310
                                  ,874,293
   6.000%, 10/01/36              4               4,950,788

   6.000%, 09/01/37                562,351         571,100
                                  ,986,852
   6.000%, 10/01/37              3               4,046,390
                                  1,100,00
   6.000%, TBA                   1              11,269,963

   6.500%, 01/01/14                380,210         394,031

   6.500%, 08/01/16                  2,110           2,184

   6.500%, 09/01/16                348,240         360,586

   6.500%, 02/01/17                 64,582          66,871

   6.500%, 12/01/29 (c)            936,316         972,188

   6.500%, 08/01/36                877,537         902,145
                                  ,560,164
   6.500%, 09/01/36              1               1,603,915
                                  1,500,00
   6.500%, TBA                   3              32,376,078

   8.500%, 02/01/09                  9,164           9,259

   9.000%, 04/01/16                    691             714
                                  ,767,112
Government National
   Mortgage Association
   5.000%, 10/20/33              5               5,634,039

   5.500%, 04/15/33                431,695         435,067
                                  ,000,000
   5.500%, TBA                   3               3,010,781

   6.000%, 02/15/09                 28,848          29,042

   6.000%, 09/20/33                910,326         930,024
                                  ,474,704
   6.000%, 10/20/33              1               1,510,432
                                  ,017,434
   6.000%, 11/20/33              2               2,061,089
                                  4,400,00
   6.000%, TBA                   2              24,884,189

   6.500%, 07/15/14                 24,588          25,483

   7.500%, 12/15/14                473,071         495,352
                                              -------------

                                               473,610,689
                                              -------------


                                   Face
Security Description              Amount         Value*
-----------------------------------------------------------



Food Products--0.2%

Kraft Foods, Inc.
   6.125%, 02/01/18             $ 1,950,000    $ 1,964,908

   6.500%, 08/11/17               1,830,000      1,893,219
                                               ------------

                                                 3,858,127
                                               ------------



Foreign Government--1.0%

Argentina Government
   International Bond
   5.475%, 08/03/12 (c)           2,430,000      1,372,950

Colombia Government
   International Bond
   7.375%, 09/18/37 (a)           1,225,000      1,362,813

Emirate of Abu Dhabi (144A)
   5.500%, 08/02/12               4,600,000      4,730,925

Federal Republic of Germany
   4.250%, 07/04/39 (EUR)           850,000      1,170,551

Israel Government AID Bond
   5.500%, 12/04/23               3,175,000      3,418,776
                                  15,000,00
Japan 15 Year Government
   Bond
   1.170%, 11/20/21 (JPY)
   (c)                           7               6,380,443

Peruvian Government
   International Bond
   6.550%, 03/14/37                 525,000        548,625
                                               ------------

                                                18,985,083
                                               ------------



Health Care Providers & Services--0.0%

WellPoint, Inc.
   5.950%, 12/15/34                 700,000        658,910
                                               ------------



Hotels, Restaurants &
   Leisure--0.1%

Caesars Entertainment, Inc.
   7.875%, 03/15/10 (a)             950,000        893,000
                                               ------------



Independent Power Producers & Energy Traders--0.0%

NRG Energy, Inc.
   7.375%, 02/01/16                 170,000        165,750
                                               ------------



Insurance--0.2%

Chubb Corp.
   6.375%, 03/29/67 (c)           1,100,000      1,072,953

Lincoln National Corp.
   6.050%, 04/20/67                 675,000        630,152

   7.000%, 05/17/66 (c)             640,000        642,575

The Progressive Corp.
   6.700%, 06/15/37 (c)           1,040,000        965,504

The Travelers Cos., Inc.
   6.250%, 03/15/67 (c)             735,000        689,273
                                               ------------

                                                 4,000,457
                                               ------------



Media--0.4%

Comcast Cable
   Communications Holdings,
   Inc.
   8.375%, 03/15/13                 650,000        729,224

Comcast Corp.
   6.500%, 11/15/35                 555,000        566,344

   6.950%, 08/15/37               1,150,000      1,241,163

   7.050%, 03/15/33                 275,000        300,400

                *See accompanying notes to financial statements.

                                     MSF-10
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2007

Fixed Income--(Continued)


                                    Face
Security Description               Amount         Value*
-----------------------------------------------------------



Media--(Continued)

CSC Holdings, Inc.
   8.125%, 07/15/09               $ 135,000     $  137,194

Idearc, Inc.
   8.000%, 11/15/16                 305,000        279,837

News America, Inc.
   6.200%, 12/15/34                 640,000        630,905
                                    ,300,00       ,469,069
TCI Communications, Inc.
   7.875%, 02/15/26                1             1

Time Warner Entertainment
   Co., L.P.
   8.375%, 03/15/23                 350,000        412,263
                                    ,875,00       ,974,392
Time Warner, Inc.
   6.875%, 05/01/12                1             1
                                                -----------

                                                 7,740,791
                                                -----------



Metals & Mining--0.1%

Freeport-McMoRan Copper &
   Gold, Inc.
   8.250%, 04/01/15                 485,000        514,100
                                    ,034,962
   8.375%, 04/01/17                 965,000      1

Ispat Inland, U.L.C.
   9.750%, 04/01/14                 155,000        167,937
                                                -----------

                                                 1,716,999
                                                -----------



Office Electronics--0.1%
                                    ,019,976
Xerox Corp.
   6.875%, 08/15/11                 975,000      1
                                                -----------



Oil, Gas & Consumable
   Fuels--0.2%

KCS Energy, Inc.
   7.125%, 04/01/12                  70,000         67,375

Newfield Exploration Co.
   6.625%, 09/01/14                 395,000        391,050

   6.625%, 04/15/16                 375,000        367,500

Petrobras International
   Finance Co.
   5.875%, 03/01/18                 570,000        566,865

Sabine Pass LNG, L.P.
   7.500%, 11/30/16                 700,000        668,500

Transocean, Inc.
   6.800%, 03/15/38                 550,000        561,191

XTO Energy, Inc.
   6.750%, 08/01/37                 900,000        965,367
                                                -----------

                                                 3,587,848
                                                -----------



Pharmaceuticals--0.1%

Bristol-Myers Squibb Co.
   5.875%, 11/15/36                 950,000        944,039
                                                -----------



Real Estate Investment
   Trusts--0.1%
                                    ,635,00       ,412,061
The Rouse Co.
   5.375%, 11/26/13                1             1

The Rouse Co., L.P./TRC
   Co-Issuer, Inc. (144A)
   6.750%, 05/01/13                 350,000        325,130
                                                -----------

                                                 1,737,191
                                                -----------



Real Estate Management & Development--0.0%

American Real Estate
   Partners, L.P.
   8.125%, 06/01/12                 145,000        140,469
                                                -----------


                                 Face
Security Description            Amount         Value*
-----------------------------------------------------------



Wireless Telecommunication Services--0.2%

Rogers Wireless, Inc.
   7.500%, 03/15/15          $    240,000   $     262,461

Sprint Nextel Corp.
   6.000%, 12/01/16               825,000         790,179

Telefonica Emisiones,
   S.A.U.
   7.045%, 06/20/36             1,025,000       1,145,731

Vodafone Group, Plc.
   7.750%, 02/15/10               665,000         701,501
                                            --------------

                                                2,899,872
                                            --------------



Yankee--0.0%

Vodafone Group, Plc.
   6.150%, 02/27/37               650,000         641,953
                                            --------------


Total Fixed Income
   (Identified Cost
   $807,509,359)                              813,935,097
                                            --------------


Preferred Stock--0.9%
Security Description            Shares         Value*
-----------------------------------------------------------


Commercial Banks--0.4%

Wachovia Corp.                    250,000       6,325,000
                                            --------------



Thrifts & Mortgage Finance--0.5%

Federal Home Loan Mortgage
   Corp.                          151,400       3,959,110

Federal National Mortgage
   Association                    211,950       5,457,713
                                            --------------

                                                9,416,823
                                            --------------


Total Preferred Stock
   (Identified Cost
   $15,333,750)                                15,741,823
                                            --------------


Short Term Investments--2.3%
                              ace Amount/
Security Description         F  Shares         Value*
-----------------------------------------------------------


Discount Notes--0.2%

Federal Home Loan Bank
   4.150%, 01/14/08          $  3,100,000       3,096,362
                                            --------------



Mutual Funds--2.0%
                                7,347,032
State Street Navigator
   Securities Lending
   Prime Portfolio (e)         3               37,347,032
                                            --------------



Repurchase Agreement--0.1%

State Street Repurchase Agreement dated 12/31/07 at 1.200% to be repurchased at
   $1,089,073 on 1/02/08, collateralized by $785,000 U.S. Treasury Bond 9.125%
   due 5/15/18 with a value of
   $1,117,644.                  1,089,000       1,089,000
                                            --------------


Total Short Term
   Investments
   (Identified Cost
   $41,532,394)                                41,532,394
                                            --------------

                                              ,012,269,64
Total Investments--109.7%
   (Identified Cost
   $1,888,022,870) (f)                       2
                                              177,285,304
Liabilities in excess of
   other assets                              (           )
                                            --------------

Total Net Assets--100%                       $1,834,984,34
                                            ==============


                *See accompanying notes to financial statements.

                                     MSF-11
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2007


(a)    A portion or all of the security was held on loan. As of December 31,
       2007, the market value of securities loaned was $69,259,715 and the collateral received consisted of cash in the amount of $37,347,032 and non cash collateral with a value of $33,771,958. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
       The non cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio's custodian.
(b)    Non-Income Producing.
(c)    Variable or Floating Rate Security. Rate disclosed is as of December 31,
       2007. (d) Interest Only Certificate. This security receives monthly interest payments but is not entitled to
       principal payments.
(e) Represents investment of cash collateral received from securities lending transactions. (f) The aggregate cost of investments for federal income tax purposes as of December 31, 2007 was
       $1,890,884,625 and the composition of unrealized appreciation and depreciation of investment securities was
       $158,227,125 and $(36,842,103), respectively.
(144A)-- Securities exempt from registration under Rule 144A of the Securities
        Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December
        31, 2007, the market value of 144A securities was $15,755,365, which is
        0.9% of total net assets.
(TBA)-- A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(EUR)-- Euro
(JPY)-- Japanese Yen

Forward Contracts


                                           elivery Dat      Local       ggregate      aluation as      Unrealized
                                                           urrency        Face        12/31/2007      Appreciation
Forward Currency Contracts                D               CAmount      A Value       V                Depreciation/
                                          -------------   ----------   -----------   --------------   -------------
                                             1/23/2008    1,767,500    $2,504,548    $   2,581,509    $    (76,961)
Euro (Sold)
                                                                         ,457,297
Euro (Bought)                                1/23/2008      982,825     1                1,435,458         (21,839)

Mexican Peso (Sold)                          1/23/2008      866,732        80,474           79,241           1,233
                                                           8,276,96      ,520,174
Mexican Peso (Sold)                          1/23/2008    3             3                3,499,499          20,675
                                                           9,143,70      ,624,417
Mexican Peso (Bought)                        1/23/2008    3             3                3,578,741         (45,676)
                                                                                                      -------------


Net Unrealized Depreciation                                                                           $   (122,568)
                                                                                                      =============

Futures Contracts
-------------------------------------------------------------------------------------------------------------------


                                     xpiration Da      umber of                      aluation as       Unrealized
                                                      Nontracts      Contract        12/31/2007       Appreciation
Futures Contracts--Long              E                 C               Amount        V                 Depreciation/
                                    --------------    ----------    ------------    --------------    -------------
                                        3/17/2008            56     $19,530,414     $  19,512,743     $    (17,671)
Euribor Futures
                                                                      7,284,805
Eurodollar Futures                      6/16/2008            73      1                 17,566,538          281,733
                                                                      4,360,837
Eurodollar Futures                      9/15/2008           101      2                 24,368,775            7,938
                                                                      4,322,303
Eurodollar Futures                     12/15/2008           271      6                 65,466,825        1,144,522
                                                                      2,314,347
German Government Bond 5 Year
   Futures                               3/6/2008            77      1                 12,133,791         (180,556)
                                                                      8,231,584
German Government Bond 10 Year
   Futures                               3/6/2008           108      1                 17,833,974         (397,610)
                                                                      1,275,041
U.S. Treasury Bonds Futures             3/19/2008           265      3                 30,839,375         (435,666)
                                                                      1,905,738
U.S. Treasury Notes 5 Year
   Futures                              3/31/2008           199      2                 21,945,969           40,231


Futures Contracts--Short
                                                                      24,328,24
Eurodollar Futures                      9/14/2009          (101)     (         )      (24,328,375)            (134)
                                                                      17,661,96
U.S. Treasury Notes 2 Year
   Futures                              3/31/2008           (84)     (         )      (17,661,000)             963
                                                                      41,014,30
U.S. Treasury Notes 10 Year
   Futures                              3/19/2008          (362)     (         )      (41,047,406)         (33,100)
                                                                                                      -------------


Net Unrealized Appreciation                                                                           $    410,650
                                                                                                      =============

Written Options
-------------------------------------------------------------------------------------------------------------------


                                      xpiration Da     Number of      Premiums        aluation as       Unrealized
Written Options--Calls                E                 Contracts      Received       V12/31/2007       Appreciation
                                     --------------    ----------     ----------     --------------    -------------
                                         2/22/2008           (68)     $ (38,848)     $     (29,750     $      9,098
U.S. Treasury Notes 5 Year
   Futures 112
                                                                                                       =============


-------------------------------------------------------------------------------------------------------------------
                *See accompanying notes to financial statements.

                                     MSF-12
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2007


TBA Sale Commitments


                                                                                            Face
Federal Agencies                                                                           Amount        Value
                                                                                          ----------  -------------
Federal National Mortgage Association
                                                                                           4,800,00
   5.000% (15 Year TBA)                                                                   (        )  $ (4,804,502)
                                                                                           54,000,0     52,683,750
   5.000% (30 Year TBA)                                                                   (        )   (          )
                                                                                           15,100,0     15,293,461
   5.500% (15 Year TBA)                                                                   (        )   (          )
                                                                                           46,100,0     46,042,375
   5.500% (30 Year TBA)                                                                   (        )   (          )
                                                                                           15,600,0     15,570,750
   5.500% (30 Year TBA)                                                                   (        )   (          )
                                                                                           3,900,00
   6.000% (15 Year TBA)                                                                   (        )    (3,990,188)
Government National Mortgage Association

   5.500% (30 Year TBA)                                                                    (400,000)      (402,875)
                                                                                                      -------------


Total TBA Sale Commitments (Proceeds Cost $(138,655,873))                                             $(138,787,90)
                                                                                                      =============


-------------------------------------------------------------------------------------------------------------------
                *See accompanying notes to financial statements.

                                     MSF-13
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Assets & Liabilities

-------------------------------------------------------------------------------------------------------------------
December 31, 2007



Assets

   Investments at value (a) (e)                                                               $      2,012,269,647

   Foreign cash at value (b)                                                                             7,379,320

   Receivable for:

      Securities sold                                                                                  236,637,165

      Fund shares sold                                                                                     129,374

      Accrued interest and dividends                                                                     6,189,234

      Foreign taxes                                                                                         20,347

      Futures variation margin                                                                             103,694
                                                                                              ---------------------


         Total Assets                                                                                2,262,728,781

Liabilities

   TBA sales commitments at value (c)                                 $      138,787,901

   Payable for:

      Securities purchased                                                   249,318,863

      Fund shares redeemed                                                       840,155

      Open forward currency contracts-net                                        122,568

      Collateral for securities loaned                                        37,347,032

      Due to custodian bank                                                      112,299

      Options written, at fair value (d)                                          29,750

      Interest (Short)                                                           406,676

   Accrued expenses:

      Management fees                                                            689,673

      Service and distribution fees                                               24,960

      Other expenses                                                              64,561
                                                                      -------------------


         Total Liabilities                                                                             427,744,438
                                                                                              ---------------------


Net Assets                                                                                    $      1,834,984,343
                                                                                              =====================


   Net assets consists of:

      Capital paid in                                                                         $      1,654,701,855

      Undistributed net investment income                                                               42,985,221

      Accumulated net realized gains                                                                    12,898,292

      Unrealized appreciation on investments, foreign currency,
         futures contracts and options                                                                 124,398,975
                                                                                              ---------------------


Net Assets                                                                                    $      1,834,984,343
                                                                                              =====================

Computation of offering price:

Class A

Net asset value and redemption price per share ($1,688,043,894
   divided by 92,875,948 shares outstanding)                                                  $              18.18
                                                                                              =====================


Class B

Net asset value and redemption price per share ($75,109,092
   divided by 4,155,073 shares outstanding)                                                   $              18.08
                                                                                              =====================


Class E

Net asset value and redemption price per share ($71,831,357
   divided by 3,961,798 shares outstanding)                                                   $              18.13
                                                                                              =====================


(a) Identified cost of investments                                                            $      1,888,022,870
                                                                                              =====================


(b) Identified cost of foreign cash                                                           $          7,403,489
                                                                                              =====================


(c) Proceeds of TBA sales commitments                                                         $       (138,655,873)
                                                                                              =====================


(d) Premiums received on written options                                                      $            (38,848)
                                                                                              =====================


(e) Includes cash collateral for securities loaned of $37,347,032. Statement of Operations

-------------------------------------------------------------------------------------------------------------------
For the Year Ended December 31, 2007



Investment Income
                                                                                                                 a)
   Dividends                                                                                       $  16,595,597(
                                                                                                                 b)
   Interest                                                                                           35,331,501(
                                                                                                   --------------

                                                                                                      51,927,098

Expenses

   Management fees                                                            $  8,131,030

   Service and distribution fees--Class B                                           167,000

   Service and distribution fees--Class E                                           111,634

   Directors' fees and expenses                                                     23,669

   Custodian                                                                       258,725

   Audit and tax services                                                           40,739

   Legal                                                                            20,089

   Printing                                                                        679,480

   Insurance                                                                        27,418

   Miscellaneous                                                                    25,384
                                                                              -------------


   Total expenses                                                                                      9,485,168
                                                                                                   --------------


Net Investment Income                                                                                 42,441,930
                                                                                                   --------------


Realized and Unrealized Gain (Loss)
Realized gain (loss) on:

   Investments--net                                                              67,466,710

   Futures contracts--net                                                        (3,074,075)

   Foreign currency transactions--net                                               119,206

   Options--net                                                                     (74,707)           64,437,134
                                                                              -------------


Change in unrealized appreciation (depreciation) on:

   Investments--net                                                              (8,769,493)

   Futures contracts--net                                                         2,052,530

   Foreign currency transactions--net                                               290,785

   Options--net                                                                       9,098            (6,417,080)
                                                                              -------------        --------------


Net gain                                                                                              58,020,054
                                                                                                   --------------


Net Increase in Net Assets From Operations                                                         $ 100,461,984
                                                                                                   ==============


(a) Net of foreign taxes of $1,628.
(b) Includes net income on securities loaned of $371,077.
                 See accompanying notes to financial statements.

                                     MSF-14
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statements of Changes in Net Assets


                                                                                       Year ended     Year ended
                                                                                       ecember 31,    ecember 31,
                                                                                      D   2007       D   2006
                                                                                      -------------- --------------

From Operations

   Net investment income                                                              $  42,441,930  $  43,278,244

   Net realized gain                                                                     64,437,134     84,545,041

   Unrealized appreciation (depreciation)                                                (6,417,080     47,082,108
                                                                                      -------------- --------------


   Increase in net assets from operations                                               100,461,984    174,905,393
                                                                                      -------------- --------------


   From Distributions to Shareholders

      Net investment income

         Class A                                                                        (40,533,989    (40,698,763)

         Class B                                                                         (1,503,984     (1,066,750)

         Class E                                                                         (1,827,170     (1,779,204)
                                                                                      -------------- --------------


   Total distributions                                                                  (43,865,143    (43,544,717)
                                                                                      -------------- --------------

                                                                                                       201,750,486
   Increase (decrease) in net assets from capital share transactions                     22,239,497   (           )
                                                                                      -------------- --------------


   Total increase (decrease) in net assets                                               78,836,338    (70,389,810)


Net Assets
                                                                                        ,756,148,00    ,826,537,81
   Beginning of the period                                                             1              1
                                                                                      -------------- --------------


   End of the period                                                                  $1,834,984,34  $1,756,148,00
                                                                                      ============== ==============


Undistributed Net Investment Income

   End of the period                                                                  $  42,985,221  $  43,549,629
                                                                                      ============== ==============


Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                      Year ended                 Year ended
                                                                  December 31, 2007          December 31, 2006
                                                               -------------------------  -------------------------
                                                                 Shares         $           Shares         $
                                                               ----------- -------------  ----------- -------------

Class A
                                                                5,428,384
   Sales                                                       1           $276,471,148    4,148,078  $ 69,010,042

   Reinvestments                                                2,270,812    40,533,989    2,496,857    40,698,763
                                                                16,923,99    303,258,83    18,942,46    314,590,63
   Redemptions                                                 (         )  (          )  (            (          )
                                                               ----------- -------------  ----------- -------------

                                                                                           12,297,52
   Net increase (decrease)                                        775,204  $ 13,746,306   (           $(204,881,82)
                                                               =========== =============  =========== =============


Class B

   Sales                                                        1,483,082  $ 26,479,747    1,500,884  $ 24,829,662

   Reinvestments                                                   84,589     1,503,984       65,687     1,066,750
                                                                             12,859,245                 12,740,179
   Redemptions                                                   (721,595)  (          )    (765,003   (          )
                                                               ----------- -------------  ----------- -------------


   Net increase                                                   846,076  $ 15,124,486      801,568  $ 13,156,233
                                                               =========== =============  =========== =============


Class E

   Sales                                                          289,023  $  5,161,012      339,111  $  5,620,030

   Reinvestments                                                  102,535     1,827,170      109,288     1,779,204
                                                                             13,619,477    1,051,650    17,424,126
   Redemptions                                                   (761,913)  (          )  (            (          )
                                                               ----------- -------------  ----------- -------------


   Net decrease                                                  (370,355) $ (6,631,295)    (603,251  $(10,024,892)
                                                               =========== =============  =========== =============


   Increase (decrease) derived from capital share
      transactions                                                         $ 22,239,497               $(201,750,48)
                                                                           =============              =============


                 See accompanying notes to financial statements.

                                     MSF-15
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights


                                                                                 Class A
                                                        -----------------------------------------------------------
                                                                         Year ended December 31,
                                                        -----------------------------------------------------------
                                                           2007         2006        2005       2004        2003
                                                        -----------   ----------  ---------- ----------  ----------
                                                        $    17.61    $   16.33   $   16.11  $   15.13   $   13.07
Net Asset Value, Beginning of Period
                                                        -----------   ----------  ---------- ----------  ----------


Income From Investment Operations

   Net investment income                                      0.41 ( )     0.46        0.39       0.32        0.30

   Net realized and unrealized gain on investments            0.62         1.23        0.09       0.95        2.30
                                                        -----------   ----------  ---------- ----------  ----------


   Total from investment operations                           1.03         1.69        0.48       1.27        2.60
                                                        -----------   ----------  ---------- ----------  ----------


Less Distributions

   Distributions from net investment income                  (0.46)       (0.41)      (0.26)     (0.29)      (0.54)
                                                        -----------   ----------  ---------- ----------  ----------


   Total distributions                                       (0.46)       (0.41)      (0.26)     (0.29)      (0.54)
                                                        -----------   ----------  ---------- ----------  ----------


Net Asset Value, End of Period                          $    18.18    $   17.61   $   16.33  $   16.11   $   15.13
                                                        ===========   ==========  ========== ==========  ==========


Total Return (%)                                               5.9         10.5         3.1        8.5        20.6

Ratio of operating expenses to average net assets
   before expense reductions (%)                              0.50         0.52        0.50       0.50        0.51

Ratio of operating expenses to average net assets
   after expense reductions (%) (b)                            N/A         0.51        0.49       0.49        0.50

Ratio of net investment income to average net assets
   (%)                                                        2.32         2.46        2.22       1.99        2.00

Portfolio turnover rate (%)                                    372          265         443        232         211

Net assets, end of period (000)                         $1,688,044    $1,622,05   $1,705,34  $1,875,19   $1,922,06


                                                                                         Class B
                                                                         ----------------------------------------
                                                                                 Year ended December 31,
                                                                         ----------------------------------------
                                                                          2007         2006      2005     2004(c
                                                                         --------     -------   -------   -------
                                                                         $ 17.52      $16.25    $16.03    $14.97
Net Asset Value, Beginning of Period
                                                                         --------     -------   -------   -------


Income From Investment Operations

   Net investment income                                                    0.37 (a     0.34      0.25      0.11

   Net realized and unrealized gain on investments                          0.61        1.30      0.19      0.95
                                                                         --------     -------   -------   -------


   Total from investment operations                                         0.98        1.64      0.44      1.06
                                                                         --------     -------   -------   -------


Less Distributions
                                                                                        0.37      0.22
   Distributions from net investment income                                (0.42)      (    )    (    )     0.00
                                                                         --------     -------   -------   -------

                                                                                        0.37      0.22
   Total distributions                                                     (0.42)      (    )    (    )     0.00
                                                                         --------     -------   -------   -------


Net Asset Value, End of Period                                           $ 18.08      $17.52    $16.25    $16.03
                                                                         ========     =======   =======   =======

                                                                                                                 d)
Total Return (%)                                                             5.6        10.3       2.8       7.1(
                                                                                                                 e)
Ratio of operating expenses to average net assets before expense
   reductions (%)                                                           0.75        0.77      0.75      0.75(
                                                                                                                 e)
Ratio of operating expenses to average net assets after expense
   reductions (%) (b)                                                        N/A        0.76      0.74      0.74(
                                                                                                                 e)
Ratio of net investment income to average net assets (%)                    2.07        2.22      2.01      2.27(

Portfolio turnover rate (%)                                                  372         265       443       232

Net assets, end of period (000)                                          $75,109      $57,97    $40,74    $20,41

(a) Per share amount is based on average shares outstanding during the period.
(b) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
(c) Commencement of operations was April 26, 2004 for Class B. (d) Periods less than one year are not computed on an annualized basis. (e) Computed on an annualized basis.

                 See accompanying notes to financial statements.

                                     MSF-16
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights


                                                                                        Class E
                                                                     ----------------------------------------------
                                                                                Year ended December 31,
                                                                     ----------------------------------------------
                                                                      2007       2006     2005     2004     2003
                                                                     -------    -------- -------- -------- --------
                                                                     $17.57     $ 16.30  $ 16.07  $ 15.11  $ 13.06
Net Asset Value, Beginning of Period
                                                                     -------    -------- -------- -------- --------


Income From Investment Operations

   Net investment income                                               0.39 (a     0.40     0.33     0.29     0.41

   Net realized and unrealized gain on investments                     0.61        1.25     0.13     0.94     2.17
                                                                     -------    -------- -------- -------- --------


   Total from investment operations                                    1.00        1.65     0.46     1.23     2.58
                                                                     -------    -------- -------- -------- --------


Less Distributions
                                                                       0.44
   Distributions from net investment income                           (    )      (0.38    (0.23    (0.27)   (0.53)
                                                                     -------    -------- -------- -------- --------

                                                                       0.44
   Total distributions                                                (    )      (0.38    (0.23    (0.27)   (0.53)
                                                                     -------    -------- -------- -------- --------


Net Asset Value, End of Period                                       $18.13     $ 17.57  $ 16.30  $ 16.07  $ 15.11
                                                                     =======    ======== ======== ======== ========


Total Return (%)                                                        5.7        10.3      3.0      8.3     20.4

Ratio of operating expenses to average net assets before expense
   reductions (%)                                                      0.65        0.67     0.65     0.65     0.66

Ratio of operating expenses to average net assets after expense
   reductions (%) (b)                                                   N/A        0.66     0.64     0.64     0.65

Ratio of net investment income to average net assets (%)               2.16        2.31     2.07     1.88     1.80

Portfolio turnover rate (%)                                             372         265      443      232      211

Net assets, end of period (000)                                      $71,83     $76,124  $80,444  $85,223  $52,609

(a) Per share amount is based on average shares outstanding during the period.
(b) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
(c) Commencement of operations was April 26, 2004 for Class B. (d) Periods less than one year are not computed on an annualized basis. (e) Computed on an annualized basis.

                 See accompanying notes to financial statements.

                                     MSF-17
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements--December 31, 2007

1. ORGANIZATION:
      Metropolitan Series Fund, Inc. (the "Fund") is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company
      Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Diversified Portfolio (the
      "Portfolio") is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance
      Company ("MetLife"), New England Life Insurance Company, General American
      Life Insurance Company ("General American"), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the "Insurance Companies"), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio's shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES:
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period.
      Actual results could differ from those estimates.

      The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.
      The policies are in conformity with GAAP.

      Investment Valuation:

      Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the "Board" or "Directors"). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

      Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market.
      Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National
      Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

      If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board.
      When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

      The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

                                     MSF-18
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements--December 31, 2007--(Continued)

      Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

      Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

      Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

      The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

      Subject to the Board's oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

      Investment Transactions and Related Investment Income:

      Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

      Repurchase Agreements:

      The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The
      Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. It is the Portfolio's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

      Foreign Currency Translation:

      The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S.
      dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

      Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

                                     MSF-19
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements--December 31, 2007--(Continued)

      Forward Foreign Currency Exchange Contracts:

      The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.
      These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

      Futures Contracts:

      The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Options:

      The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio's exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio's investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform.
      The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

      The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

      "When-Issued" Securities:

      Purchasing securities "when-issued" is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

      Credit and Market Risk:

      The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

                                     MSF-20
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements--December 31, 2007--(Continued)

      Credit Risk:

      The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio.
      At December 31, 2007, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities with an aggregate value of $187,485,201
      (representing 10.3% of the Portfolio's total assets).

      Federal Income Taxes:

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      As of December 31, 2007, the Portfolio had no capital loss carryovers.
      The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

                                 ong Term Gain       Return of
     Ordinary Income            L                     Capital                   Total
---------------------------     ---------------    ---------------    ---------------------------
   2007            2006         2007      2006     2007      2006        2007            2006
------------    -----------     -----     -----    -----     -----    ------------    -----------
$43,865,143     $43,544,71      $  --      $  --     $  --      $  --     $43,865,143     $43,544,717

      As of December 31, 2007, the components of distributable earnings
      (accumulated losses) on a federal income tax basis were as follows:


Undistribute           ndistribute          nrealized              Loss
  Ordinary             Long Term           Uppreciatio          arryforwards
   Income             U   Gain             A          n        C                        Total
-------------         -------------        ------------        --------------        ------------
$42,862,653           $ 16,775,633         $120,644,20         $           --         $180,282,488

      Dividends and Distributions to Shareholders:

      The Portfolio records dividends and distributions on the ex-dividend date.
      Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.
      Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

3. INVESTMENT TRANSACTIONS:
      For the year ended December 31, 2007, purchases and sales of securities
      (excluding short term investments) for the Portfolio were as follows:


                Purchases                                                Sales
-------------------------------------------            ------------------------------------------
U.S. Government                  Other                 U.S. Government                 Other
----------------             --------------            ----------------             -------------
 $5,641,619,575              $1,348,191,03             $ 5,570,856,768              $1,157,991,284

      Options Written:

      The Portfolio transactions in options written during the year ended
December 31, 2007 were as follows:

                                                                          Number of     Premiums
Call Options                                                              contracts     received
                                                                          ----------    ---------
                                                                                  0     $      0
Options outstanding December 31, 2006

Options written                                                                  68       38,848

Options closed                                                                    0            0

Options expired                                                                   0            0
                                                                          ----------    ---------


Options outstanding December 31, 2007                                                 68$ 38,848
                                                                          ==========    =========


-------------------------------------------------------------------------------------------------------------------
                                     MSF-21
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements--December 31, 2007--(Continued)

4.   INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

      Investment Management Agreement:

      MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife
      Advisers receives monthly compensation at the following annual rates:


                                    Management                Annual
                                  Fees earned by            percentage
                                 MetLife Advisers          rates paid to
                           for the year etLife Adviser
                                       ended                                             Based on Portfolios
                                 December 31, 2007        M              s         average daily net asset levels
                                 ------------------       ----------------        ----------------------------------
                                        $8,131,030                 0.500%             Of the first $500 million
                                                                   0.450%             Of the next $500 million
                                                                   0.400%         On amounts in excess of $1 billion

      Certain officers and directors of the Fund may also be officers of MetLife
      Advisers; however, such officers and directors receive no compensation from the Fund.

      MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the BlackRock
      Diversified Portfolio.

      Service and Distribution Fees:

      The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio's Class B and E shares. Under the
      Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing, the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio's shares are calculated as a percentage of the Portfolio's average daily net assets that are attributable to that Class.
      Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the year ended
      December 31, 2007 are shown as Service and Distribution fees in the Statement of Operations.

5. SECURITIES LENDING:
      The Fund has entered into a securities lending arrangement with the Fund's custodian, State Street Bank and Trust Company (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Portfolios' behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception.
      Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S.
      dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2007 are footnoted in the Schedule of Investments.

6. REGULATORY MATTERS:
      As previously reported, in May 2004, General American received a Wells
      Notice stating that the SEC staff was considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. General American responded to the SEC staff and cooperated with the investigation. On August 9, 2007, the SEC announced that it had settled an enforcement action regarding late trading against General American with, among other things, General American agreeing to pay a civil penalty and to comply with certain undertakings.
      General American

                                     MSF-22
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements--December 31, 2007--(Continued)

      consented to the SEC's order without admitting or denying the findings.
      MetLife Advisers has also advised the Fund's Board of Directors that, while certain exceptions to the Fund's policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

7. RECENT ACCOUNTING PRONOUNCEMENTS:
      Effective June 29, 2007, the Fund implemented Financial Accounting
      Standards Board ("FASB") Interpretation No. 48, "Accounting for
      Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109"
      ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S.
      tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's tax returns remains open for the years ended December 31, 2004 through December 31, 2006.

      In September 2006, Statement of Financial Accounting Standards No. 157,
      Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

                                     MSF-23
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of the Metropolitan Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock Diversified Portfolio, one of the portfolios constituting the Metropolitan Series Fund, Inc. (the "Fund") as of
December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Diversified Portfolio of the Metropolitan Series Fund, Inc. as of
December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United
States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 28, 2008

                                     MSF-24
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

Directors and Officers


The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 36 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund's organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series
Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an "interested person" (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of MetLife and Mr.
Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.



                                           osition(    rincipal occupations                             Number of
                                           eld         ver past five years, including other            ortfolios in
                            Current         since  s) Pirectorships(2)                                 und Complex
                          position(s)     P           o                                               POverseen by
Name, Address and Age      with Fund      h           d                                               FDirector(3)
                        ----------------
Elizabeth M. Forget     Director, Chair  n  2006      Senior Vice President (since 2007), MetLife,    81
----------------------   of the Board,                Inc.; President, Met Investors Advisory, LLC
Age: 41                  President and                ("MIA"); Trustee and President, Met
                             Chief                    Investors Series Trust ("MIST"); Executive
                           Executive                  Vice President, MetLife Investors Group,
                            Officer                   Inc.; President (since 2006), MetLife
                                    Advisers.

Arthur G. Typermass        Director         1998      Formerly, Senior Vice President and              7
Age: 70                                               Treasurer, MetLife.                             3

Non-Interested Directors(1)

Each Director below is not an "interested person" (as defined by the 1940 Act) with respect to the Fund (collectively, the "Independent Directors").


                           Current
                          osition(s) osition(s rincipal occupations Number of
                          with Fund eld since ver past five years, including
                          other ortfolios in
                                                  )  Pirectorships(2)                                  und Complex
                                        P            o                                                POverseen by
Name, Address and Age    p              h            d                                                FDirector(3)
                         -------------
Steve A. Garban+           Director        1985      Formerly, Chief Financial Officer, Senior        37
----------------------                               Vice President Finance and Operations and
Age: 70                                              Treasurer (Emeritus), The Pennsylvania State
                                   University.

Linda B. Strumpf           Director        2000      Vice President and Chief Investment Officer,      7
Age: 60                                              Ford Foundation.                                 3

Michael S. Scott           Director        1993       ay W. Forrester Professor of Management          7
Morton+                                              JEmeritus) at Sloan School of Management, MIT.
Age: 70                                              (                                                3

H. Jesse Arnelle           Director        2001      Formerly, Counsel, Womble Carlyle Sandrie &       7
Age: 74                                              Rice; Director, Textron Inc. (global
                                                     multi-industry company)*; formerly, Director,
                                                     Gannet Co. Inc. (diversified news and
                                                     information company)*; formerly, Director,
                                                     Eastman Chemical Company (global chemical
                                                     company)*; formerly, Director, Waste
                                                     Management, Inc.*; formerly, Director,
                                                     Armstrong Holdings Inc. (parent company of
                                                     floor and ceiling products business)*;
                                                     formerly, Director, FPL Group Inc. (public
                                                     utility holding company)*; Director, URS
                                                     Corporation (engineering design services
                                                     firm)*.                                          3

Nancy Hawthorne            Director        2003      Director, Avid Technologies (computer             7
Age: 56                                              software company)*; formerly, Chairman of the
                                                     Board of Avid Technologies; formerly, Board
                                                     of Advisors, L. Knife & Sons, Inc. (beverage
                                                     distributor); Chief Executive Officer,
                                                     Clerestory LLC (corporate financial advisor);
                                                     formerly, Trustee, New England Zenith Fund
                                                     ("Zenith Fund")**; formerly, Chief Executive
                                                     Officer and Managing Partner, Hawthorne,
                                                     Krauss and Associates (corporate financial
                                                     advisor); formerly, Chief Financial Officer
                                                     and Executive Vice President, Continental
                                                     Cablevision, subsequently renamed MediaOne
                                                     (cable television company); formerly,
                                                     Director, Life F/X, Inc.; formerly, Chairman
                                                     of the Board, WorldClinic (distance medicine
                                                     company); formerly, Director, Perini
                                                     Corporation (construction company)*;
                                                     formerly, Director, CGU (property and
                                                     casualty insurance company); formerly,
                                                     Director, Beacon Power Corporation (energy
                                                     company )*.                                      3

                                     MSF-25
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

Directors and Officers--(Continued)



                           Current
                          osition(s) osition(s rincipal occupations Number of
                          with Fund eld since ver past five years, including
                          other ortfolios in
                                                  )  Pirectorships(2)                                  und Complex
                                        P            o                                                POverseen by
Name, Address and Age    p              h            d                                                FDirector(3)
                         -------------
John T. Ludes              Director        2003      President, LFP Properties (consulting firm);     37
----------------------                               Formerly, Trustee, Zenith Fund**; formerly,
Age: 71                                              Vice Chairman, President and Chief Operating
                                                     Officer, Fortune
                                                     Brands/American Brands
                                                     (global conglomerate);
                                                     formerly, President and
                                                     CEO, Acushnet Company
                                                     (athletic equipment
                                                     company).

Officers(1)


                     ge      Current
                           position(s)    Position(s)
Name and address    A       with Fund     held since Principal occupations over past five years(2)
                    ---- ----------------            ---------------------------------------------------------------
Jeffrey P.          40        Chief         2006     Vice President (since 2006), Corporate Ethics and Compliance
Halperin                  ompliance Offi             Department, MetLife, Inc.; Chief Compliance Officer (since
                         C              cer          2006), MetLife Advisers, MIA and MIST.

John F. Guthrie,     4     Senior Vice      2002     Manager and Senior Vice President, MetLife Advisers; Vice
Jr.                         President                President, MetLife; Vice President (since 2003), MetLife
                                                     Group, Inc.; Vice President, NELICO; Vice President (since
                    6                                2005), MIA; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland       5     Senior Vice      2005     Treasurer and Chief Financial Officer, MetLife Advisers, LLC;
                          --------------             Treasurer (since 2005), Met Investors Advisory, LLC; Vice
                            President                President (since 2004), MIA; Vice President (since 2003),
                                                     MetLife Group, Inc.; Vice President, MetLife; Senior Vice
                    5    -                           President, NELICO

Peter Duffy          2    ice President     2000     Senior Vice President, MetLife Advisers (since 1998); Second
                          and Treasurer              Vice President (since 2003), NELICO; Vice President, MetLife
                                                     (since 2004); Vice President (since 2004), MetLife Group,
                    5    V                           Inc.; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz       9    ice President     2002     General Counsel and Secretary, MetLife Advisers; Assistant
                          and Secretary              General Counsel, MetLife; formerly, Vice President and
                    4    V                           Secretary, Zenith Fund**.

* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
** The Zenith Fund deregistered with the Securities and Exchange Commission
("SEC") in 2004. (+) Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust,
    State Street Research Income Trust, State Street Research Money Market
    Trust, State Street Research Institutional Funds, State Street Research
    Capital Trust, State Street Research Master Investment Trust, State Street
    Research Equity Trust, State Street Research Securities Trust and State
    Street Research Exchange Trust (collectively, the "State Street Research
    Funds").
(1) Each Director of the Fund also serves as trustee of Metropolitan Series Fund
    II ("Met Series Fund II"), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2) Previous positions during the past five years with the Fund, MIST, MetLife, MetLife Advisers, MIA, Zenith Fund, NELICO or New England Securities
    Corporation are omitted if not materially different.
(3) The Fund Complex includes the Fund (36 portfolios), Met Series Fund II (1 portfolio) and MIST (44 portfolios)
                                     MSF-26
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Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements

The Fund's Contract Review Committees of the Board of Directors (the "Board") typically meet in early fall to review the Portfolios' advisory agreements (the
"Advisory Agreements") and subadvisory agreements (collectively, the "Subadvisory Agreements," and, together with the Advisory Agreements, the "Agreements") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Fund's investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios' performance benchmarks,
(ii) information on the Portfolios' advisory and subadvisory fees and other expenses, including information comparing the Portfolios' expenses to those of peer groups of funds and information about any applicable expense caps and fee
"breakpoints," (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential "fall-out" or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers' responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers' responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers' and the subadvisers' financial results and condition, (vii) each Portfolio's investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios' brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of "soft" commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee on September 12, 2007, the
Board, at its November 15, 2007 meeting, approved the continuation through December 31, 2008 of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio of the Fund. The Agreements approved for continuation are referred to below as the "Continued Agreements."
In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements: The nature, extent and quality of the services provided to the relevant Portfolios under the Continued
Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an "Adviser," and, collectively, the "Advisers") to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers' abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios' day-to-day operations (other than portfolio management). After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements. Investment performance of the relevant Portfolios. The
Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party's methodology for identifying a Portfolio's peer group(s) for purposes of performance and expense comparisons.
                                     MSF-27
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements--(Continued)

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of the Continued Agreements relating to such Portfolio. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio's investment objective(s) and policies and that the Portfolio was performing within the range of reasonable expectations, given market conditions and the Portfolio's investment objective(s) and policies; (iii) that the Portfolio's performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio's investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The
Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, "Fees"), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios' advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant
Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The
Directors considered MetLife Advisers' recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant
Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant
Portfolios, the expense levels of such Portfolios and whether the relevant
Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability (if known) to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant
Portfolios supported the renewal of such Agreements.

Other Factors. The Directors also considered other factors, which included but were not limited to the following:


       the extent to which each relevant Portfolio operated in accordance with its investment objective, and its o record of compliance with its investment restrictions and the compliance programs of the Fund and the
       Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;


     o the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

                                     MSF-28
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements--(Continued)


       so-called "fall-out benefits" to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made
     o available to the relevant Advisers by reason of brokerage commissions generated by the relevant Portfolios' securities transactions. The
       Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2008.

                                     MSF-29
[GRAPHIC OMITTED]

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC's website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q".
These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call
1-800-SEC-0330 for information on the operation of the Public Reference Room.)
                                     MSF-30


Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC
Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE
For the six-month period ended June 30, 2008, the Class A shares of the BlackRock Diversified Portfolio returned -8.0%, compared to its benchmark, a blend of the Russell 1000 Index(1) (60%) and the Lehman Brothers Aggregate Bond Index(2) (40%), which returned -6.3%. The average return of its peer group, the Lipper Variable Insurance Products Mixed-Asset Target Allocation Growth Funds Universe(3), was -7.7% over the same period.

PORTFOLIO REVIEW
The U.S. economic and financial environment remained troubled during the first half of the year. The economy has done better than might have been expected given the proliferation of negative shocks, but that provides cold comfort. Meanwhile, the credit system remained badly impaired, highlighted by the ongoing freefall in financials sector share prices. Some extreme market moves occurred during the period with energy stocks rising strongly and bank shares hitting new lows. It is virtually impossible to judge when oil prices will see a meaningful decline, and there has been no sign of an end to the bad news emanating from the housing and banking sectors.

During the six-month period, the fixed income portion of the Portfolio maintained a relatively neutral stance on duration and had a long-term yield curve steepening bias, although this particular trade was reduced near period-end. Overall, the Portfolio's yield curve positioning benefited performance as the spread between two- and ten-year Treasuries widened from 97 basis points at December 31, 2007, to 135 basis points at June 30, 2008. Over the course of the period, high-quality spread assets (mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities) were extremely volatile, particularly so during the first quarter and at the end of the second quarter. However, midway through the period there was a very powerful rally in these asset classes as investor appetite for risk reemerged in the wake of the Bear Stearns/JP Morgan deal. This rally faded in June as fears of slower growth and the possibility of recession increased. Spread products in general ended the period at wider spreads than where they began, but well off of the highs they reached in mid-March. The Portfolio's exposure to these sectors detracted from performance throughout the period, although it did benefit from holding these assets during the second-quarter rally. For much of the period, the Portfolio was overweight in corporate bonds, however by period-end it had moved to a neutral weighting. The Portfolio also maintained a small allocation to high-yield corporates during the period. Exposure to both investment grade and non-investment grade corporate debt detracted from performance during the period.

For the six-month period ended June 30, 2008, the equity portion of the Portfolio underperformed relative to its benchmark, the Russell 1000 Index. Detracting from performance was the Portfolio's overweight and security selection in the healthcare sector, as well as security selection in the energy sector. In healthcare, providers & services were most notably responsible for Portfolio underperformance, especially WellPoint, UnitedHealth Group and Coventry Health Care. A large overweight in the energy sector contributed positively to performance, but this was negated by adverse security selection in the sector, led by Sunoco and Valero Energy.

On the positive side, an underweight and stock selection in the financials sector contributed to Portfolio performance. Our wariness of the sector during the period benefited performance, as we treaded lightly and gained Portfolio exposure mostly through underweight positions. Our overweight and stock selection in materials was also a contributor to performance. Mosaic and Monsanto in the chemicals industry and Reliance Steel & Aluminum in the metals & mining industry were the largest individual contributors.

We maintain our two-pronged approach of investing in higher-quality companies with predictable earnings, and in cyclicals with a global emphasis. At period-end, the Portfolio's largest overweights relative to the benchmark were in information technology, healthcare and energy, and the most notable underweights were in financials, consumer staples and utilities.

* The views expressed above are those of the subadvisory firm as of June 30, 2008 and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation, or country diversification is historical and is not an indication of future Portfolio composition, which will vary. The performance of any index mentioned in this commentary does not reflect ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

(1) The Russell 1000(R) Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 90% of the investable U.S. equity market.

(2) Lehman Brothers(R) Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

(3) The Lipper Variable Products Fund Average is an average of the total return performance (calculated on the basis of net asset value) of variable product funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

                                      MSF-1


[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio


                      A $10,000 INVESTMENT COMPARED TO THE
             RUSSELL 1000 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX




-------------------------------------------------------------------------------------------------------------------
                   Average Annual Returns as of June 30, 2008

-------------------------------------------------------------------------------------------------------------------
                                                                             ussell 100           Lehman Brothers
                                    BlackRock Diversified Portfolio         R  Index              Aggregate Index
                                   Class        Class B       Class E
6 Months                             -8.0%         -8.0%         -8.0%            -11.2%                      1.1%
1 Year                               -6.6          -6.8          -6.7             -12.4                       7.1
5 Year                                5.8             --           5.6               8.2                       3.9
10 Year                               3.2             --             --               3.4                       5.7
Since Inception                         --           4.0           2.4                 --                         --

-------------------------------------------------------------------------------------------------------------------

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/25/86, 4/26/04 and 5/1/01, respectively. This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.


                              PORTFOLIO COMPOSITION
                               as of June 30, 2008

                                  Top Holdings


                                                                                                        % of Total
                                                                                                        Net Assets
                                                                                                        ------------
                                                                                                              15.4%
Federal National Mortgage Association

Government National Mortgage Association                                                                       4.6%

Federal Home Loan Mortgage Corp.                                                                               3.3%

Exxon Mobil Corp.                                                                                              2.8%

Microsoft Corp.                                                                                                1.6%

Chevron Corp.                                                                                                  1.6%

International Business Machines Corp.                                                                          1.5%

Johnson & Johnson                                                                                              1.4%

LB-UBS Commercial Mortgage Trust                                                                               1.3%

                              ConocoPhillips 1.3%

                               Top Equity Sectors


                                                                                                      % of Equity
                                                                                                      Market Value
                                                                                                      ------------
                                                                                                             23.9%
Information Technology

Energy                                                                                                       22.1%

Health Care                                                                                                  18.0%

Industrials                                                                                                  10.6%

Consumer Discretionary                                                                                        8.3%

                            Top Fixed Income Sectors



                                                                                                   of Fixed Incom
                                                                                                 % Market Value
                                                                                                 -----------------
                                                                                                             49.6%
Mortgage-Backed

Investment Grade Corporates                                                                                  21.3%

Commercial Mortgage-Backed                                                                                   20.1%

Asset Backed                                                                                                  4.4%

                           High Yield Corporates 1.3%


                                      MSF-2
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

Shareholder Expense Example


As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars)
(referred to as "expenses") of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs of investing in the Portfolio only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.


                                                 nnualized        Beginning           Ending          xpenses paid
                                                 Expense          ccount Valu       ccount Valu       uring period*
                                                  Ratio           January 1,         June 30,         anuary 1, 2008
                                                                     2008              2008          E     to
                                                                                               e     d  June 30,
Portfolio                                       A                A           e     A                 J    2008
                                                -----------      -------------     -------------     ---------------
                                 Actual               0.50%      $   1,000.00      $     920.40      $         2.39
BlackRock
   Diversified--Class A
                                 Hypothetic           0.50%      $   1,000.00      $   1,022.34      $         2.51

                                  ctual
BlackRock
   Diversified--Class B           A                    0.75%      $   1,000.00      $     919.80      $         3.58
                                 Hypothetic           0.75%      $   1,000.00      $   1,021.08      $         3.77

                                  ctual
BlackRock
   Diversified--Class E           A                    0.65%      $   1,000.00      $     920.40      $         3.10
                                 Hypothetic           0.65%      $   1,000.00      $   1,021.59      $         3.27

-------------------------------------------------------------------------------------------------------------------
* Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the the one-half year period).

                                      MSF-3
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Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock--58.8% of Total Net Assets


Security Description                 Shares      Value*
-----------------------------------------------------------




Aerospace & Defense--3.1%

General Dynamics Corp.                30,000   $ 2,526,000
                                      19,000     1,011,320
Honeywell International, Inc.        2          1

L-3 Communications Holdings, Inc.     17,200     1,562,964
                                      17,000     1,543,220
Lockheed Martin Corp.                1          1

Northrop Grumman Corp.                50,000     3,345,000
                                      78,000     0,017,840
Raytheon Co.                         1          1
                                      50,000
United Technologies Corp.            1           9,255,000
                                               ------------

                                                49,261,344
                                               ------------



Auto Components--0.2%

Autoliv, Inc.                         69,000     3,216,780
                                               ------------



Biotechnology--1.4%
                                      84,000     0,283,760
Biogen Idec, Inc. (a)                1          1
                                      41,000     2,760,950
Gilead Sciences, Inc. (a)            2          1
                                               ------------

                                                23,044,710
                                               ------------



Capital Markets--0.1%

Investment Technology Group, Inc.
   (a)                                62,000     2,074,520
                                               ------------



Chemicals--2.6%

FMC Corp.                             61,000     4,723,840
                                      07,000     3,529,080
Monsanto Co.                         1          1
                                      30,000
The Dow Chemical Co. (b)             1           4,538,300
                                      68,000
The Lubrizol Corp.                   1           7,783,440
                                                 0,563,100
The Mosaic Co. (a)                    73,000    1
                                               ------------

                                                41,137,760
                                               ------------



Commercial Services &
   Supplies--0.3%

Anacomp, Inc. (Class B) (a) (c)            1             0
                                      40,000
R.R. Donnelley & Sons Co.            1           4,156,600
                                               ------------

                                                 4,156,600
                                               ------------



Communications Equipment--0.6%

Cisco Systems, Inc. (a)               66,000     1,535,160
                                      83,000
Juniper Networks, Inc. (a)           3           8,494,940
                                               ------------

                                                10,030,100
                                               ------------



Computers & Peripherals--3.3%

Apple, Inc. (a)                       10,000     1,674,400
                                      95,000     7,462,950
Hewlett-Packard Co.                  3          1
                                      82,000     1,572,460
International Business Machines
   Corp.                             1          2
                                      47,000
Sun Microsystems, Inc. (a)           1           1,599,360
                                      83,000
Western Digital Corp. (a)            2           9,771,990
                                               ------------

                                                52,081,160
                                               ------------



Construction & Engineering--0.7%
                                                 0,420,480
Fluor Corp.                           56,000    1
                                               ------------



Consumer Finance--0.6%
                                      40,000
Capital One Financial Corp. (b)      2           9,122,400
                                               ------------



Containers & Packaging--0.3%
                                      30,000
Packaging Corp. of America           2           4,947,300
                                               ------------


Security Description                 Shares      Value*
-----------------------------------------------------------



Diversified Financial
   Services--0.3%
                                      56,000
JPMorgan Chase & Co.                 1         $ 5,352,360
                                               ------------



Diversified Telecommunication Services--0.4%
                                      66,000
AT&T, Inc.                           1           5,592,540

CenturyTel, Inc.                      40,000     1,423,600
                                               ------------

                                                 7,016,140
                                               ------------



Electrical Equipment--0.2%

Roper Industries, Inc. (b)            40,000     2,635,200
                                               ------------



Electronic Equipment & Instruments--0.1%

Mettler-Toledo International,
   Inc. (a)                           14,700     1,394,442
                                               ------------



Energy Equipment & Services--0.6%
                                      26,000     0,173,240
ENSCO International, Inc. (b)        1          1
                                               ------------



Food & Staples Retailing--1.8%
                                      09,800
The Kroger Co.                       3           8,943,926
                                      42,000     9,220,400
Wal-Mart Stores, Inc.                3          1
                                               ------------

                                                28,164,326
                                               ------------



Health Care Equipment & Supplies--1.2%
                                      93,000     2,340,420
Baxter International, Inc.           1          1
                                      49,700
Kinetic Concepts, Inc. (a) (b)       1           5,974,527
                                               ------------

                                                18,314,947
                                               ------------



Health Care Providers &
   Services--3.2%
                                      20,000
Aetna, Inc.                          2           8,916,600

AmerisourceBergen Corp.               30,700     1,227,693
                                      66,000     0,411,520
Express Scripts, Inc. (a)            1          1
                                      51,800
McKesson Corp.                       1           8,487,138
                                      35,000     1,092,000
Medco Health Solutions, Inc. (a)     2          1
                                      16,000     0,294,560
WellPoint, Inc. (a)                  2          1
                                               ------------

                                                50,429,511
                                               ------------



Hotels, Restaurants & Leisure--0.9%
                                      45,000     3,773,900
McDonald's Corp.                     2          1

                                               ------------



Household Products--0.3%

Procter & Gamble Co.                  80,000     4,864,800
                                               ------------



Industrial Conglomerates--0.7%
                                      91,000     0,435,790
General Electric Co.                 3          1
                                               ------------



Insurance--1.7%

The Allstate Corp.                    44,000     2,005,960
                                      12,000     0,390,120
The Chubb Corp.                      2          1
                                      40,000     0,416,000
The Travelers Cos., Inc.             2          1

Transatlantic Holdings, Inc. (b)      21,400     1,208,458
                                      44,275
W.R. Berkley Corp.                   1           3,485,684
                                               ------------

                                                27,506,222
                                               ------------



Internet Software & Services--0.3%
                                      51,000
eBay, Inc. (a)                       1           4,126,830
                                               ------------


                *See accompanying notes to financial statements.

                                      MSF-4
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Common Stock--(Continued)



Security Description                 Shares      Value*
-----------------------------------------------------------



IT Services--1.0%

Automatic Data Processing, Inc.      261,000  $ 10,935,900

Computer Sciences Corp. (a)           54,500     2,552,780

Paychex, Inc.                         67,000     2,095,760
                                              -------------

                                                15,584,440
                                              -------------



Machinery--1.3%

Cummins, Inc.                        163,000    10,679,760

Deere & Co.                          147,000    10,603,110
                                              -------------

                                                21,282,870
                                              -------------



Media--1.0%

Omnicom Group, Inc.                   52,000     2,333,760

The Walt Disney Co.                  431,000    13,447,200
                                              -------------

                                                15,780,960
                                              -------------



Metals & Mining--1.9%

Freeport-McMoRan Copper & Gold,
   Inc. (b)                           92,000    10,781,480

Nucor Corp.                          149,000    11,125,830

Reliance Steel & Aluminum Co.        110,000     8,479,900
                                              -------------

                                                30,387,210
                                              -------------



Office Electronics--0.1%

Xerox Corp.                           89,100     1,208,196
                                              -------------



Oil, Gas & Consumable Fuels--12.4%

Anadarko Petroleum Corp.             163,000    12,198,920

Apache Corp.                          92,000    12,788,000

Chevron Corp.                        253,000    25,079,890

ConocoPhillips                       217,000    20,482,630

Devon Energy Corp.                   120,000    14,419,200

Exxon Mobil Corp.                    497,000    43,800,611

Hess Corp.                           100,000    12,619,000

Marathon Oil Corp.                   233,000    12,085,710

Noble Energy, Inc.                   110,000    11,061,600

Occidental Petroleum Corp.           171,000    15,366,060

Sunoco, Inc. (b)                     170,000     6,917,300

Valero Energy Corp.                  209,000     8,606,620
                                              -------------

                                               195,425,541
                                              -------------



Pharmaceuticals--4.7%

Eli Lilly & Co.                      274,000    12,647,840

Forest Laboratories, Inc. (a)        220,000     7,642,800

Johnson & Johnson                    349,000    22,454,660

Merck & Co., Inc.                    367,000    13,832,230
                                     ,053,00
Pfizer, Inc.                        1           18,395,910
                                              -------------

                                                74,973,440
                                              -------------



Semiconductors & Semiconductor
   Equipment--4.7%

Altera Corp. (a)                     466,000     9,646,200

Analog Devices, Inc.                 122,000     3,875,940

Integrated Device Technology,
   Inc. (a)                          460,000     4,572,400

Intel Corp.                          495,000    10,632,600

KLA-Tencor Corp. (b)                 230,000     9,363,300

Linear Technology Corp. (b)          306,000     9,966,420

Silicon Laboratories, Inc. (a)       110,000     3,969,900

Security Description              Shares         Value*
-----------------------------------------------------------



Semiconductors & Semiconductor Equipment--(Continued)

Texas Instruments, Inc.            423,000    $ 11,911,680

Xilinx, Inc. (b)                   388,000       9,797,000
                                              -------------

                                                73,735,440
                                              -------------



Software--4.0%

Autodesk, Inc.                     210,000       7,100,100

BMC Software, Inc. (a)              46,100       1,659,600

CA, Inc.                            57,200       1,320,748

McAfee, Inc. (a)                    46,100       1,568,783

Microsoft Corp.                    912,000      25,089,120

Oracle Corp. (a)                   710,000      14,910,000

Symantec Corp. (a)                 552,000      10,681,200

Synopsys, Inc. (a)                  53,100       1,269,621
                                              -------------

                                                63,599,172
                                              -------------



Specialty Retail--2.2%

AutoZone, Inc. (a)                  21,400       2,589,614

Best Buy Co., Inc. (b)             239,000       9,464,400

GameStop Corp. (Class A)
   (a) (b)                         100,000       4,040,000

The Gap, Inc.                      484,000       8,068,280

TJX Cos., Inc. (b)                 323,000      10,164,810
                                              -------------

                                                34,327,104
                                              -------------



Textiles, Apparel & Luxury Goods--0.6%

Nike, Inc.                         167,000       9,954,870
                                              -------------

                                                29,940,105
Total Common Stock
   (Identified Cost
   $926,196,199)                               9
                                              -------------


Fixed Income--46.5%
                                   Face
Security Description              Amount         Value*
-----------------------------------------------------------


Aerospace & Defense--0.0%

L-3 Communications Corp.
   5.875%, 01/15/15             $  150,000         138,375

   6.375%, 10/15/15                 75,000          70,125
                                              -------------

                                     208,500
                                              -------------



Asset Backed--1.9%
                                  ,150,000
Ares VIII CLO, Ltd. (144A)
   5.288%, 02/26/16 (d)          1                 851,495
                                  ,695,000
Chase Issuance Trust
   4.260%, 05/15/13              4               4,664,452
                                  ,500,000
   5.120%, 10/15/14              4               4,547,809

Countrywide Asset-Backed
   Certificates
   4.208%, 12/25/31 (d)             82,426          61,622
                                  ,150,000
Ford Credit Auto Owner Trust
   5.070%, 12/15/10              4               4,210,349

GE Business Loan Trust
   (144A)
   3.771%, 04/15/31 (d)            493,420         396,004
                                  ,750,391
Home Equity Asset Trust
   2.593%, 07/25/37 (d)          1               1,691,381

Knollwood CDO, Ltd. (144A)
   5.928%, 02/08/39 (d)            413,443             413

                *See accompanying notes to financial statements.

                                      MSF-5
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income--(Continued)



                                    Face
Security Description               Amount        Value*
-----------------------------------------------------------



Asset Backed--(Continued)

Long Beach Mortgage Loan
   Trust
   3.583%, 03/25/34 (d)           $1,320,52    $ 1,157,741
                                    ,010,00
SLM Student Loan Trust
   3.997%, 10/25/16 (d)            6             6,101,088
                                    ,520,00
   4.197%, 01/25/28 (d)            1             1,559,426
                                    ,100,00
   4.597%, 07/25/23 (d)            4             4,264,000

Structured Asset Investment
   Loan Trust
   5.408%, 04/25/33 (d)              40,741         21,957
                                               ------------

                                                29,527,737
                                               ------------



Biotechnology--0.0%

Bio-Rad Laboratories, Inc.
   7.500%, 08/15/13                 375,000        376,875
                                               ------------



Capital Markets--1.4%
                                    ,310,00
Lehman Brothers Holdings,
   Inc.
   5.250%, 02/06/12                1             1,239,698

   6.500%, 07/19/17                 900,000        832,607
                                    ,075,00
   6.750%, 12/28/17                2             1,949,307
                                    ,110,00
   7.000%, 09/27/27                1             1,026,313
                                    ,540,00
Morgan Stanley
   2.960%, 01/09/12 (d)            8             7,936,888

   6.250%, 08/28/17                 675,000        629,309

   6.750%, 04/15/11                 550,000        564,187

The Bear Stearns Cos., Inc.
   3.218%, 07/19/10 (d)             790,000        774,635

   6.400%, 10/02/17                 900,000        889,372
                                    ,165,00
   6.950%, 08/10/12                2             2,251,106
                                    ,620,00
The Goldman Sachs Group, Inc.
   5.250%, 10/15/13                3             3,543,473
                                               ------------

                                                21,636,895
                                               ------------



Commercial Banks--1.4%
                                    ,585,00
Barclays Bank, Plc.
   7.434%, 09/29/49 (d)            2             2,424,671
                                    ,500,00
JPMorgan Chase Bank, N.A.
   6.000%, 07/05/17                2             2,450,692

NationsBank Corp.
   7.800%, 09/15/16                 925,000        991,204
                                    ,000,00
Royal Bank of Scotland
   Group, Plc.
   7.640%, 03/31/49 (d)            2             1,828,658
                                    ,200,00
UBS AG Stamford Branch
   5.750%, 04/25/18                2             2,149,068
                                    ,375,00
   5.875%, 12/20/17                3             3,283,031
                                    ,050,00
Wachovia Bank, N.A.
   6.000%, 11/15/17                2             1,914,169
                                    ,150,00
   6.600%, 01/15/38                2             1,873,489
                                    ,875,00
Wachovia Corp.
   7.980%, 12/31/49 (d)            2             2,640,400
                                    ,710,00
Wells Fargo & Co.
   4.625%, 08/09/10                1             1,727,249

   4.875%, 01/12/11                 590,000        598,134
                                               ------------

                                                21,880,765
                                               ------------


                                    Face
Security Description               Amount         Value*
-----------------------------------------------------------



Commercial Mortgage-Backed Securities--11.1%

American Home Mortgage Assets
   2.673%, 11/25/36 (d)           $ 636,432     $  439,227
                                    ,365,00       ,293,105
Banc of America Commercial
   Mortgage, Inc. 5.118%,
   07/11/43                        5             5
                                    ,630,00       ,585,299
   5.144%, 11/10/42 (d)            3             3
                                    ,731,73       ,812,832
   7.333%, 10/15/09                3             3
                                    ,059,65       ,053,905
Bear Stearns Commercial
   Mortgage Securities, Inc.
   4.361%, 06/11/41                2             2

   4.674%, 06/11/41                 930,000        867,278
                                    ,875,00       ,662,532
   5.742%, 09/11/42 (d)            3             3
                                    ,175,41       ,188,809
   5.920%, 10/15/36                1             1
                                    ,502,60       ,144,908
   6.001%, 06/25/47 (d)            4             4
                                    ,555,70       ,610,687
Chase Commerical Mortgage
   Securities Corp. 7.319%,
   10/15/32                        1             1
                                    ,750,00       ,590,392
Citigroup Mortgage Loan
   Trust, Inc.
   5.889%, 06/10/17 (d)            1             1
                                    ,750,00       ,670,512
Citigroup/Deutsche Bank
   Commercial Mortgage Trust
   5.886%, 11/15/44                1             1
                                    ,457,03       ,916,621
CitiMortgage Alternative
   Loan Trust
   6.000%, 10/25/37                4             3
                                    ,260,00       ,205,013
Cobalt Commercial Mortgage
   Trust
   6.015%, 05/15/46 (d)            1             1
                                    ,310,00       ,125,118
Commercial Mortgage Pass
   Through Certificates
   6.010%, 12/10/49 (d)            4             4
                                    ,905,18       ,387,825
Countrywide Alternative Loan
   Trust
   2.672%, 03/20/47                1             1

   4.488%, 08/25/46 (d)             720,473        530,696

Countrywide Home Loan
   Mortgage Pass Through
   Trust
   2.683%, 04/25/46 (d)             817,190        583,240
                                    ,353,23       ,304,702
   6.500%, 10/25/37                2             2
                                    ,000,00       ,756,497
Credit Suisse Mortgage
   Capital Certificates
   5.311%, 12/15/39                4             3
                                    ,155,17       ,068,532
   6.000%, 10/25/21                1             1
                                    ,000,00       ,706,422
CS First Boston Mortgage
   Securities Corp. 3.936%,
   05/15/38 (d)                    4             3
                                    ,405,00       ,279,557
   4.940%, 12/15/35                4             4
                                    ,890,00       ,855,273
   5.183%, 11/15/36                2             2
                                    ,850,00       ,845,770
   5.603%, 07/15/35                3             3

Deutsche ALT-A Securities,
   Inc.
   2.683%, 02/25/47 (d)             954,086        686,716
                                    ,710,00       ,822,401
First Union National Bank
   Commercial Mortgage
   6.663%, 01/12/43                3             3
                                    ,700,00       ,838,140
First Union National Bank
   Commercial Mortgage Trust
   (144A)
   7.793%, 12/15/31 (d)            3             3
                                    ,480,00       ,380,382
GE Capital Commercial
   Mortgage Corp.
   4.578%, 06/10/48                3             3
                                    ,340,00       ,247,094
   4.996%, 12/10/37                4             4
                                    ,440,00       ,517,422
   6.269%, 12/10/35                3             3
                                    ,030,31       ,142,772
GMAC Commercial Mortgage
   Securities, Inc. 7.455%,
   08/16/33                        3             3

                *See accompanying notes to financial statements.

                                      MSF-6
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income--(Continued)



                                    Face
Security Description               Amount         Value*
-----------------------------------------------------------



Commercial Mortgage-Backed Securities--(Continued)

Greenwich Capital Commercial
   Funding Corp. 5.479%,
   04/10/37 (d)                  $ 1,120,000    $  986,085
                                    ,235,624
   6.112%, 07/10/38 (d)            3,280,000     3
                                    ,392,919
GS Mortgage Securities Corp.
   II
   5.560%, 11/10/39 (d)            1,455,000     1
                                    ,549,746
GSR Mortgage Loan Trust
   2.673%, 08/25/46 (d)            2,150,309     1
                                    ,891,120
   5.248%, 11/25/35 (d)            2,012,619     1
                                    ,008,732
Harborview Mortgage Loan
   Trust
   2.693%, 11/19/36 (d)            1,431,760     1
                                    ,427,366
   2.793%, 11/19/35 (d)            1,878,923     1
                                    ,721,343
JPMorgan Chase Commercial
   Mortgage Securities Corp.
   5.336%, 05/15/47                1,835,000     1
                                   0,145,627      ,588,100
   5.432%, 08/25/35 (d)           1              9
                                    ,372,108
   5.827%, 02/15/51 (d)            1,390,000     1
                                    ,684,485
   5.992%, 06/15/49 (d)            1,700,000     1

JPMorgan Commercial Mortgage
   Finance Corp.
   6.658%, 10/15/35 (d)              175,000       175,323
                                    ,043,784
   7.351%, 09/15/29                1,025,309     1
                                    ,794,893
JPMorgan Mortgage Trust
   3.884%, 08/25/34 (d)            3,892,808     3

   5.500%, 03/25/22                  478,219       462,229

   5.875%, 07/25/36                  543,379       532,512
                                    ,469,174
LB-UBS Commercial Mortgage
   Trust
   3.636%, 08/15/08                1,470,193     1
                                    ,047,285
   4.023%, 09/15/26                1,051,683     1
                                    ,480,585
   4.071%, 09/15/26                1,503,284     1
                                    ,485,454
   5.372%, 09/15/39                1,570,000     1
                                    ,603,375
   5.430%, 02/15/40 (d)            2,800,000     2
                                    ,991,356
   5.642%, 12/15/25 (d)            1,972,927     1
                                    ,672,891
   5.866%, 09/15/45                3,850,000     3
                                    ,620,736
   5.934%, 12/15/25                1,600,000     1
                                    ,685,258
   7.950%, 05/15/25 (d)            3,545,770     3
                                    ,256,621
LB-UBS Commercial Mortgage
   Trust (144A) 6.155%,
   07/14/16                        2,213,784     2
                                    ,112,445
Morgan Stanley Capital I
   5.364%, 03/15/44 (d)            5,530,000     5
                                    ,129,057
   5.693%, 10/15/42                1,130,000     1
                                    ,616,193
   5.803%, 06/11/42 (d)            5,925,000     5
                                    ,668,658
   5.809%, 12/12/49                1,760,000     1

   5.811%, 04/12/49 (d)              620,000       610,171
                                    ,378,247
   6.077%, 06/11/49 (d)            4,550,000     4

Residential Accredit Loans,
   Inc.
   2.633%, 02/25/47 (d)            1,103,459       732,944
                                    ,981,322
Salomon Brothers Mortgage
   Securities VII, Inc.
   6.499%, 10/13/11                3,880,160     3

Wachovia Bank Commercial
   Mortgage Trust 5.368%,
   11/15/48 (d)                      430,000       372,523

   5.632%, 10/15/48 (d)              430,000       351,108
                                    ,003,660
   5.678%, 05/15/46 (d)            1,065,000     1
                                    ,828,701
   6.100%, 02/15/51 (d)            1,895,000     1
                                    ,185,554
WaMu Mortgage Pass Through
   Certificates 4.278%,
   06/25/47 (d)                    1,650,917     1

   4.298%, 05/25/47 (d)              955,126       722,042
                                    ,565,997
   4.918%, 08/25/35 (d)            1,611,878     1
                                    ,178,125
   5.665%, 03/25/37 (d)            5,579,499     5

                                   Face
Security Description              Amount         Value*
-----------------------------------------------------------



Commercial Mortgage-Backed Securities--(Continued)

Wells Fargo Mortgage Backed
   Securities Trust 6.099%,
   09/25/36 (d)                  $1,457,62    $  1,392,663
                                              -------------

                                               176,128,193
                                              -------------



Computers & Peripherals--0.1%
                                   ,420,00
International Business
   Machines Corp.
   5.700%, 09/14/17               1              1,441,179
                                              -------------



Consumer Finance--0.2%

SLM Corp.
   4.000%, 01/15/09                700,000         691,385
                                   ,700,00
   5.125%, 08/27/12               1              1,479,197

   5.400%, 10/25/11                890,000         812,738
                                              -------------

                                                 2,983,320
                                              -------------



Diversified Financial
   Services--2.8%

AES Ironwood, LLC
   8.857%, 11/30/25                120,904         125,438

AES Red Oak, LLC
   9.200%, 11/30/29                 50,000          51,625

Bank of America Corp.
   5.300%, 03/15/17                975,000         895,000
                                   ,820,00
   5.750%, 12/01/17               1              1,709,191
                                   ,570,00
   8.000%, 12/29/49 (d)           2              2,407,756
                                   ,100,00
   8.125%, 12/29/49 (d)           2              1,985,046
                                   ,230,00
Citigroup Capital XXI
   8.300%, 12/21/57 (d)           2              2,105,854
                                   ,000,00
Citigroup, Inc.
   4.125%, 02/22/10               2              1,981,480
                                   ,075,00
   5.300%, 10/17/12               4              3,974,942

Compton Petroleum Finance
   Corp.
   7.625%, 12/01/13                 35,000          34,388
                                   ,460,00
Credit Suisse Guernsey, Ltd.
   5.860%, 05/29/49 (d)           2              2,050,774

Devon Financing Corp.
   7.875%, 09/30/31                575,000         679,131
                                   ,060,00
Gaz Capital (Gazprom) (144A)
   7.288%, 08/16/37               1                974,140
                                   ,320,00
General Electric Capital
   Corp.
   5.000%, 11/15/11               7              7,460,764
                                   ,080,00
   5.000%, 04/10/12               1              1,087,488
                                   ,125,00
   5.625%, 05/01/18               4              3,989,102
                                   ,610,00
   6.150%, 08/01/37               1              1,510,789
                                   ,700,00
   6.375%, 11/15/67 (d)           1              1,607,875
                                   ,450,00
GlaxoSmithKline Capital,
   Inc.
   4.850%, 05/15/13               1              1,448,045
                                   ,510,00
Goldman Sachs Capital II
   5.793%, 12/29/49 (d)           1              1,049,994
                                   ,775,00
JPMorgan Chase & Co.
   7.900%, 12/31/49 (d)           1              1,664,311
                                   ,380,00
JPMorgan Chase Capital
   6.800%, 10/01/37               3              3,033,837

Lehman Brothers Holdings
   Capital Trust VII
   5.857%, 11/29/49 (d)            305,000         199,012

                *See accompanying notes to financial statements.

                                      MSF-7
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income--(Continued)



                                   Face
Security Description              Amount         Value*
-----------------------------------------------------------



Diversified Financial Services--(Continued)

Petrobras International
   Finance Co.
   5.875%, 03/01/18              $ 570,000     $   548,308

Telecom Italia Capital S.A.
   5.250%, 10/01/15                975,000         892,277

Wind Acquisition Finance
   S.A. (144A)
   10.750%, 12/01/15               295,000         309,750

ZFS Finance USA Trust I
   (144A)
   6.500%, 05/09/37 (d)            900,000         785,525
                                               ------------

                                                44,561,842
                                               ------------



Diversified Telecommunication
   Services--0.4%
                                   ,350,00
AT&T, Inc.
   5.500%, 02/01/18               1              1,308,161
                                   ,850,00
   6.500%, 09/01/37               2              2,758,284


Cincinnati Bell, Inc.
   7.250%, 07/15/13                 50,000          48,750

GTE Corp.
   6.940%, 04/15/28                100,000          99,000

Qwest Communications
   International, Inc.
   7.500%, 02/15/14                315,000         299,250

Qwest Communications
   International, Inc.
   (Series B)
   7.500%, 02/15/14                155,000         147,250

Qwest Corp.
   6.026%, 06/15/13 (d)            285,000         272,175

Windstream Corp.
   8.125%, 08/01/13                410,000         408,975

   8.625%, 08/01/16                115,000         114,712
                                               ------------

                                                 5,456,557
                                               ------------



Electric Utilities--0.4%

CenterPoint Energy, Inc.
   7.250%, 09/01/10                345,000         355,904

Elwood Energy, LLC
   8.159%, 07/05/26                118,147         113,870

Florida Power & Light Co.
   5.625%, 04/01/34                300,000         283,325
                                   ,125,00
   5.950%, 02/01/38               1              1,112,126

Florida Power Corp.
   6.400%, 06/15/38                525,000         533,220
                                   ,125,00
MidAmerican Energy Holdings
   Co.
   5.950%, 05/15/37               1              1,055,408

   6.500%, 09/15/37 (d)            725,000         732,230

PECO Energy Co.
   4.750%, 10/01/12                650,000         644,149

Southern California Edison
   Co.
   5.950%, 02/01/38                475,000         469,564
                                   ,365,00
Texas Competitive Electric
   Holdings Co., LLC
   10.250%, 11/01/15              1              1,337,700
                                               ------------

                                                 6,637,496
                                               ------------



Energy Equipment &
   Services--0.0%

Tennessee Gas Pipeline Co.
   7.000%, 10/15/28 (b)            190,000         185,299
                                               ------------


                                    Face
Security Description               Amount        Value*
-----------------------------------------------------------



Federal Agencies--23.3%

Federal Home Loan Mortgage
   Corp.
   3.923%, 06/01/34 (d)          $5,473,686    $ 5,470,015
                                   6,449,37
   4.079%, 09/15/33 (d) (e)       3              3,281,143
                                   1,000,00      0,625,318
   4.500%, TBA                    1             1
                                   ,340,000
   5.000%, 12/15/17               4              4,354,283

   5.000%, 12/01/18                 506,614        505,481

   5.000%, 04/01/20                 445,606        442,338

   5.000%, 10/01/20                 597,831        593,447
                                   ,201,258
   5.000%, 11/01/20               6              6,155,783

   5.000%, 06/01/36                 947,936        910,333
                                   ,462,011
   5.500%, 04/15/26               2              2,500,972
                                   ,075,404
   5.500%, 07/01/33               3              3,048,975

   5.500%, 10/01/35                 679,787        671,608
                                   ,381,422
   5.500%, 03/01/37               5              5,306,587

   5.500%, 06/01/37                 463,687        457,239
                                   ,700,127
   5.676%, 01/01/37 (d)           2              2,750,149
                                   ,120,144
   5.744%, 04/01/37 (d)           3              3,169,357
                                   ,000,000
   6.000%, TBA                    2              2,046,876
                                   ,090,776
Federal National Mortgage
   Association
   4.500%, 08/01/35               3              2,868,265
                                   4,300,00      3,819,486
   4.500%, TBA                    1             1
                                   ,453,179
   5.000%, 06/01/23               1              1,418,096
                                   ,999,526
   5.000%, 11/01/33               8              8,681,906
                                   2,999,88      2,188,151
   5.000%, 03/01/34               2             2
                                   ,905,969
   5.000%, 08/01/34               4              4,732,822

   5.000%, 07/01/35                 208,329        200,391

   5.000%, 12/01/35                 311,162        299,305
                                   8,403,63      7,321,296
   5.000%, 05/01/36               2             2
                                   ,997,427
   5.000%, 07/01/36 (e)           5              1,449,858
                                   ,300,000
   5.000%, TBA                    8              8,206,625
                                   ,350,000
   5.125%, 01/02/14 (b)           1              1,347,044
                                   ,009,080
   5.500%, 10/01/18               1              1,023,890

   5.500%, 12/01/18                 672,256        682,123
                                   ,127,914
   5.500%, 01/01/19               1              1,144,469

   5.500%, 03/01/19                  24,521         24,881
                                   ,423,027
   5.500%, 05/01/19               1              1,445,691

   5.500%, 07/01/19                 451,184        457,524
                                   0,477,61      0,642,583
   5.500%, 09/01/19               1             1
                                   ,413,819
   5.500%, 06/01/20               1              1,436,337
                                   ,555,054
   5.500%, 07/01/20               3              3,607,231

   5.500%, 01/01/21                  90,749         91,514

   5.500%, 02/01/21                 183,531        185,077

   5.500%, 12/01/22                  80,867         81,506

   5.500%, 01/01/24                 829,716        829,177
                                   ,953,320
   5.500%, 04/25/30               1              1,990,508
                                   ,973,389
   5.500%, 04/01/33               1              1,956,700
                                   ,552,213
   5.500%, 11/01/33               2              2,530,629
                                   ,440,636
   5.500%, 02/01/34               5              5,394,624
                                   ,407,042
   5.500%, 04/01/34               7              7,347,565
                                   ,239,605
   5.500%, 11/01/34               5              5,185,469
                                   ,488,920
   5.500%, 04/01/35               1              1,472,141
                                   ,559,463
   5.500%, 06/01/35               1              1,541,889
                                   ,815,053
   5.500%, 11/01/35 (e)           4              1,252,998
                                   ,258,860
   5.500%, 12/01/35               8              8,170,180
                                   3,368,30      3,222,150
   5.500%, 01/01/36               1             1
                                   ,878,395
   5.500%, 01/25/36 (e)           1                491,195

                *See accompanying notes to financial statements.

                                      MSF-8
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income--(Continued)



                                   Face
Security Description              Amount         Value*
-----------------------------------------------------------



Federal Agencies--(Continued)

Federal National Mortgage
   Association
   5.500%, 12/01/36 (d)         $15,636,465   $ 15,460,250

   6.000%, 04/01/16                 406,114        417,076

   6.000%, 03/01/21                 145,782        149,627

   6.000%, 05/01/21                 795,197        816,171

   6.000%, 06/01/21                  83,958         86,172

   6.000%, 07/01/21               1,066,599      1,094,730

   6.000%, 08/01/21               1,079,179      1,107,641

   6.000%, 02/01/34               2,328,438      2,362,591

   6.000%, 08/01/34               1,379,975      1,400,216

   6.000%, 04/01/35               5,531,601      5,617,925

   6.000%, 02/01/36               1,649,418      1,666,396

   6.000%, 06/01/36               3,839,213      3,878,730

   6.000%, 07/01/36               7,079,045      7,151,908

   6.000%, 09/01/36               4,713,953      4,762,474

   6.000%, 10/01/37               4,289,200      4,336,764

   6.000%, 03/01/38               4,288,684      4,331,487

   6.500%, 12/01/29 (d)             862,135        897,142

   6.500%, 08/01/36                 788,967        813,361
                                  1,600,000
   6.500%, TBA                   2              22,234,500

   8.500%, 02/01/09                      40             40

   9.000%, 04/01/16                     243            244

Government National
   Mortgage Association
   5.000%, 10/20/33               5,440,993      5,269,588

   5.000%, TBA                    2,400,000      2,321,250

   5.500%, 04/15/33                 399,616        399,355
                                  4,100,000
   5.500%, TBA                   2              23,918,867

   6.000%, 02/15/09                  11,198         11,264

   6.000%, 09/20/33                 834,804        848,398

   6.000%, 10/20/33               1,352,610      1,378,268

   6.000%, 11/20/33               1,856,874      1,887,111

   6.000%, 12/20/37               1,139,242      1,156,522
                                  0,200,000
   6.000%, TBA                   3              30,641,304

   6.500%, 07/15/14                  22,690         23,543

   6.500%, 08/15/34               3,589,401      3,718,856

   7.500%, 12/15/14                 425,101        446,589
                                              -------------

                                               367,637,560
                                              -------------



Food Products--0.2%

Kraft Foods, Inc.
   6.125%, 02/01/18               1,950,000      1,895,558

   6.500%, 08/11/17               1,830,000      1,832,330
                                              -------------

                                                 3,727,888
                                              -------------



Foreign Government--1.1%

Emirate of Abu Dhabi (144A)
   5.500%, 08/02/12               4,600,000      4,703,081

Federal Republic of Germany
   4.000%, 01/04/37 (EUR)         1,525,000      2,076,649

   4.250%, 07/04/39 (EUR)           850,000      1,206,264

Israel Government AID Bond
   5.500%, 12/04/23               3,175,000      3,408,591
                                  15,000,00
Japan Government
   1.170%, 11/20/21 (JPY)        7               6,494,185
                                              -------------

                                                17,888,770
                                              -------------


                                    Face
Security Description               Amount         Value*
-----------------------------------------------------------



Health Care Providers & Services--0.0%

WellPoint, Inc.
   5.950%, 12/15/34               $ 700,000     $  605,240
                                                -----------



Hotels, Restaurants &
   Leisure--0.1%

Caesars Entertainment, Inc.
   7.875%, 03/15/10 (b)             950,000        864,500
                                    ,600,00       ,176,000
Harrah's Operating Co., Inc.
   (144A) 10.750%, 02/01/18        1             1
                                                -----------

                                                 2,040,500
                                                -----------



Independent Power Producers & Energy Traders--0.0%

NRG Energy, Inc.
   7.375%, 02/01/16                 170,000        160,012
                                                -----------



Insurance--0.4%
                                    ,450,00       ,305,717
American International
   Group, Inc. (144A)
   8.175%, 05/15/58                2             2
                                    ,100,00       ,006,220
Chubb Corp.
   6.375%, 03/29/67 (d)            1             1

Lincoln National Corp.
   6.050%, 04/20/67                 675,000        569,138

   7.000%, 05/17/66 (d)             640,000        582,955
                                    ,040,00
The Progressive Corp.
   6.700%, 06/15/37 (d)            1               911,949

The Travelers Cos., Inc.
   6.250%, 03/15/67 (d)             735,000        631,469
                                                -----------

                                                 6,007,448
                                                -----------



Media--0.6%

Comcast Cable Communications
   Holdings, Inc. 8.375%,
   03/15/13                         650,000        715,499

Comcast Corp.
   6.500%, 11/15/35                 555,000        527,597
                                    ,150,00       ,131,127
   6.950%, 08/15/37                1             1

   7.050%, 03/15/33                 275,000        279,393

CSC Holdings, Inc.
   8.125%, 07/15/09                 135,000        136,012

News America, Inc.
   6.200%, 12/15/34                 640,000        590,196
                                    ,300,00       ,411,219
TCI Communications, Inc.
   7.875%, 02/15/26                1             1
                                    ,850,00       ,898,071
Time Warner Cable, Inc.
   6.200%, 07/01/13                2             2

Time Warner Entertainment
   Co., L.P.
   8.375%, 03/15/23                 350,000        377,162
                                    ,875,00       ,918,219
Time Warner, Inc.
   6.875%, 05/01/12                1             1
                                                -----------

                                                 9,984,495
                                                -----------



Metals & Mining--0.1%

Freeport-McMoRan Copper &
   Gold, Inc.
   8.250%, 04/01/15                 485,000        509,856
                                    ,018,075
   8.375%, 04/01/17                 965,000      1

Ispat Inland, U.L.C.
   9.750%, 04/01/14                 155,000        165,663
                                                -----------

                                                 1,693,594
                                                -----------


                *See accompanying notes to financial statements.

                                      MSF-9
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

Fixed Income--(Continued)



                                    Face
Security Description               Amount         Value*
-----------------------------------------------------------



Office Electronics--0.1%

Xerox Corp.
   6.875%, 08/15/11               $ 975,000     $1,010,415
                                                -----------



Oil, Gas & Consumable Fuels--0.2%

Newfield Exploration Co.
   6.625%, 09/01/14 (b)             395,000        371,300

   6.625%, 04/15/16                 375,000        344,063

Sabine Pass LNG, L.P.
   7.500%, 11/30/16 (b)             700,000        630,000

Transocean, Inc.
   6.000%, 03/15/18                 295,000        295,441

   6.800%, 03/15/38                 385,000        393,752

XTO Energy, Inc.
   6.750%, 08/01/37                 900,000        912,613
                                                -----------

                                                 2,947,169
                                                -----------



Pharmaceuticals--0.1%

Bristol-Myers Squibb Co.
   5.875%, 11/15/36                 950,000        886,207
                                                -----------



Real Estate Management & Development--0.0%

American Real Estate
   Partners, L.P.
   8.125%, 06/01/12                 145,000        139,200
                                                -----------



Road & Rail--0.1%
                                    ,170,00       ,185,894
United Parcel Service, Inc.
   6.200%, 01/15/38                1             1
                                                -----------



Software--0.1%

Oracle Corp.
   5.750%, 04/15/18                 980,000        979,162
                                                -----------



U.S. Treasury--0.3%
                                    ,550,00       ,665,766
U.S. Treasury Bonds
   5.000%, 05/15/37 (b)            1             1
                                    ,487,94       ,475,271
U.S. Treasury Inflation
   Indexed Bonds (TII)
   2.000%, 01/15/26 (b)            1             1
                                    ,139,44       ,194,988
   2.375%, 01/15/25 (b)            1             1
                                                -----------

                                                 4,336,025
                                                -----------



Wireless Telecommunication Services--0.1%

Rogers Wireless, Inc.
   7.500%, 03/15/15                 240,000        254,062

Sprint Nextel Corp.
   6.000%, 12/01/16                 825,000        709,500

                                Face
Security Description           Amount          Value*
-----------------------------------------------------------



Wireless Telecommunication Services--(Continued)

Vodafone Group, Plc.
   7.750%, 02/15/10        $      665,000   $     694,903
                                            --------------

                                                1,658,465
                                            --------------



Yankee--0.0%

Vodafone Group, Plc.
   6.150%, 02/27/37               650,000         594,436
                                            --------------


Total Fixed Income
   (Identified Cost
   $745,543,609)                              734,507,138
                                            --------------


Preferred Stock--0.1%
Security Description           Shares          Value*
-----------------------------------------------------------


Commercial Banks--0.0%

Wachovia Corp.                     40,200         901,284
                                            --------------



Diversified Financial Services--0.1%

Citigroup, Inc.                    48,000       1,075,200
                                            --------------


Total Preferred Stock
   (Identified Cost
   $2,205,000)                                  1,976,484
                                            --------------


Short Term Investments--3.6%
                                Face
Security Description       Amount/Shares       Value*
-----------------------------------------------------------


Discount Notes--1.0%

Federal Home Loan Bank
   2.070%, 07/07/08        $   15,600,000      15,594,618
                                            --------------



Mutual Funds--2.6%

State Street Navigator
   Securities Lending
   Prime Portfolio (f)         41,248,770      41,248,770
                                            --------------


Total Short Term
   Investments
   (Identified Cost
   $56,843,388)                                56,843,388
                                            --------------

                                              ,723,267,11
Total Investments--109.0%
   (Identified Cost
   $1,730,788,196) (g)                       1
                                              142,442,833
Liabilities in excess
   of other assets                           (           )
                                            --------------

Total Net Assets--100%                       $1,580,824,28
                                            ==============

(a)    Non-Income Producing.
(b) A portion or all of the security was held on loan. As of June 30, 2008, the market value of securities loaned was $49,577,635 and the collateral received consisted of cash in the amount of $41,248,770 and non-cash collateral with a value of $9,544,891. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio's custodian.
(c)    Zero Valued Security.
(d)    Variable or Floating Rate Security. Rate disclosed is as of June 30,
       2008.
(e) Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(f) Represents investment of cash collateral received from securities lending transactions.
                *See accompanying notes to financial statements.

                                     MSF-10
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of June 30, 2008 (Unaudited)

(g) The aggregate cost of investments for federal income tax purposes as of June 30, 2008 was $1,730,788,196 and the composition of unrealized appreciation and depreciation of investment securities was $92,001,663 and $(99,522,744), respectively.
(144A)-- Securities exempt from registration under Rule 144A of the Securities
        Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2008, the market value of 144A securities was $17,596,886, which is 1.1% of total net assets.
(TBA)-- A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TII)-- A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(EUR)-- Euro
(JPY)-- Japanese Yen


Forward Contracts

                                                       elivery Da    Local      ggregate   Valuation   Unrealized
                                                                     urrency     Face        as of    Appreciation
Forward Currency Contracts                            D             CAmount    A Value     6/30/2008  Depreciation/
                                                      ------------  ---------  ----------  ---------- -------------
                                                        7/23/2008    347,000   $ 537,215   $ 545,748  $     (8,533)
Euro (sold)
                                                                     ,219,67     ,492,87     ,491,01
Euro (sold)                                             7/23/2008   2           3           3                1,858

Euro (Bought)                                           7/23/2008     35,000      54,963      55,046            83
                                                                                                      -------------


Net Unrealized Depreciation                                                                           $     (6,592)
                                                                                                      =============


Futures Contracts

                                                      xpiratio   Number                   Valuation    Unrealized
                                                       Date        of       Contract        as of     Appreciation
Futures Contracts--Long                               E          Contracts    Amount       6/30/2008   Depreciation/
                                                     ---------- ---------- ------------  ------------ -------------
                                                     12/15/200        110  $26,579,086   $26,625,500  $     46,414
Eurodollar Futures
                                                      /16/2009               50,559,05     50,579,10
Eurodollar Futures                                   3                623   1             1                 20,050
                                                      /15/2009               8,482,013     7,434,700     1,047,313
Eurodollar Futures                                   6                404   9             9             (         )
                                                                             5,332,395     5,147,959
German Government Bond 10 Year Futures                9/8/2008         87   1             1               (184,436)
                                                      /19/2008               1,370,958     1,731,625
U.S. Treasury Bonds Futures                          9                188   2             2                360,667
                                                      /30/2008               2,215,939     2,513,476
U.S. Treasury Notes 5 Year Futures                   9                475   5             5                297,537


Futures Contracts--Short
                                                      /14/2010               30,379,26     30,106,12
Eurodollar Futures                                   6               (126   (         )   (         )      273,137
                                                      /30/2008               77,667,33     78,145,15
U.S. Treasury Notes 2 Year Futures                   9               (370   (         )   (         )     (477,819)
                                                      /19/2008               57,310,61     57,872,31
U.S. Treasury Notes 10 Year Futures                  9               (508   (         )   (         )     (561,702)
                                                                                                      -------------


Net Unrealized Depreciation                                                                           $ (1,273,465)
                                                                                                      =============


TBA Sale Commitments

                                                                                             Face
Federal Agencies                                                                            Amount        Value
                                                                                           ----------  ------------
Federal National Mortgage Association
                                                                                            3,000,00
      4.500% (30 Year TBA)                                                                 (        )  $(2,776,406)
                                                                                            4,400,00     4,340,873
      5.000% (15 Year TBA)                                                                 (        )   (         )
                                                                                            15,800,0     15,143,32
      5.000% (30 Year TBA)                                                                 (        )   (         )
                                                                                            15,100,0     15,173,08
      5.500% (15 Year TBA)                                                                 (        )   (         )
                                                                                            16,100,0     15,868,56
      5.500% (30 Year TBA)                                                                 (        )   (         )
                                                                                            3,100,00     3,169,750
      6.000% (15 Year TBA)                                                                 (        )   (         )
                                                                                            14,600,0     14,727,75
      6.000% (30 Year TBA)                                                                 (        )   (         )
Federal Home Loan Mortgage Corp.
                                                                                            1,700,00     1,674,633
      5.000% (15 Year TBA)                                                                 (        )   (         )
                                                                                            9,600,00     9,456,000
      5.500% (30 Year TBA)                                                                 (        )   (         )
                                                                                            3,700,00     3,737,000
      6.000% (30 Year TBA)                                                                 (        )   (         )
Government National Mortgage Association

      5.500% (30 Year TBA)                                                                  (400,000)     (396,750)
                                                                                            3,500,00     3,614,841
      6.500% (30 Year TBA)                                                                 (        )   (         )
                                                                                                       ------------


Total TBA Sale Commitments (Proceeds Cost $(90,355,537))                                               $(90,078,97)
                                                                                                       ============


-------------------------------------------------------------------------------------------------------------------
                 See accompanying notes to financial statements.

                                     MSF-11
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

The Portfolio adopted the provisions of Statement of Financial Accounting
Standards No. 157, "Fair Value Measurements" (FAS 157), effective with the beginning of the Portfolio's fiscal year. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements. Management has evaluated the application of FAS 157 to the Portfolio, and has determined that the adoption of FAS 157 does not have a material impact on the Portfolio's financial statements. The three levels of the hierarchy under FAS 157 are described below:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.) Level 3 - significant unobservable inputs (including the Adviser and Subadviser's own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Portfolio's net assets as of June 30, 2008:

                                                          Investments     ther Financia
                                                                   In      Instruments*
Valuation Inputs                                           Securities    O
----------------------------------------------------------------------------------------
                                                        $ 967,384,052    $   (1,280,057)
Level 1 - Quoted Prices

Level 2 - Other Significant Observable Inputs             754,635,151                 0

Level 3 - Significant Unobservable Inputs                   1,247,912                 0
----------------------------------------------------------------------------------------
                                                        $1,723,267,11    $   (1,280,057)
Total

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                                      nvestments           ther Financial
                                                     I Securities         OInstruments*
----------------------------------------------------------------------------------------
                                                     $          0         $           0
Balance as of December 31, 2007

Transfers In (Out) of Level 3                           1,325,000                     0

Accrued discounts/premiums                                (20,790)                    0

Realized Gain (Loss)                                            0                     0

Change in unrealized appreciation
   (depreciation)                                         (56,298)                    0

Net Purchases (Sales)                                           0                     0
----------------------------------------------------------------------------------------
                                                     $  1,247,912         $           0
Balance as of June 30, 2008

* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts and written options, which are valued based on the unrealized appreciation/depreciation on the instrument.

                                     MSF-12
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Assets & Liabilities

-------------------------------------------------------------------------------------------------------------------
June 30, 2008 (Unaudited)



Assets

   Investments at value (a) (d)                                                             $        1,723,267,115

   Cash                                                                                                    873,751

   Foreign cash at value (b)                                                                               153,354

   Receivable for:

      Securities sold                                                                                  294,609,383

      Fund shares sold                                                                                     282,461

      Accrued interest and dividends                                                                     6,492,249

      Foreign taxes                                                                                         26,122
                                                                                            -----------------------


         Total Assets                                                                                2,025,704,435

Liabilities

      TBA sales commitments at value (c)                                    90,078,971

   Payable for:

      Securities purchased                                                 310,743,645

      Fund shares redeemed                                                     966,053

      Futures variation margin                                                 155,997

      Open forward currency contracts--net                                        6,592

      Collateral for securities loaned                                      41,248,770

      Interest (short)                                                         723,036

   Accrued expenses:

      Management fees                                                          593,484

      Service and distribution fees                                             23,939

      Other expenses                                                           339,666
                                                                     ------------------


         Total Liabilities                                                                             444,880,153
                                                                                            -----------------------


Net Assets                                                                                  $        1,580,824,282
                                                                                            =======================


   Net assets consists of:

      Capital paid in                                                                       $        1,603,396,686

      Undistributed net investment income                                                               22,516,132

      Accumulated net realized losses                                                                  (36,547,483)

      Unrealized depreciation on investments, futures
         contracts and foreign currency                                                                 (8,541,053)
                                                                                            -----------------------


Net Assets                                                                                  $        1,580,824,282
                                                                                            =======================

Computation of offering price:

Class A

Net asset value and redemption price per share ($1,441,683,871
   divided by 89,363,696 shares outstanding)                                                $                16.13
                                                                                            =======================


Class B

Net asset value and redemption price per share ($77,010,387
   divided by 4,793,566 shares outstanding)                                                 $                16.07
                                                                                            =======================


Class E

Net asset value and redemption price per share ($62,130,024
   divided by 3,857,551 shares outstanding)                                                 $                16.11
                                                                                            =======================


(a) Identified cost of investments                                                          $        1,730,788,196
                                                                                            =======================


(b) Identified cost of foreign cash                                                         $              153,561
                                                                                            =======================


(c) Proceeds of TBA sales commitments                                                       $          (90,355,537)
                                                                                            =======================


(d) Includes cash collateral for securities loaned of $41,248,770. Statement of Operations

-------------------------------------------------------------------------------------------------------------------
Six months ended June 30, 2008 (Unaudited)



Investment Income

   Dividends                                                                                       $   7,934,502
                                                                                                                 a)
   Interest                                                                                           18,792,187(
                                                                                                   --------------

                                                                                                      26,726,689

Expenses

   Management fees                                                         $   3,693,701

   Service and distribution fees--Class B                                          91,679

   Service and distribution fees--Class E                                          48,890

   Directors' fees and expenses                                                   14,852

   Custodian                                                                     108,480

   Audit and tax services                                                         16,091

   Legal                                                                          12,393

   Printing                                                                      263,913

   Insurance                                                                      11,283

   Miscellaneous                                                                  11,672
                                                                           --------------


   Total Expenses                                                                                      4,272,954
                                                                                                   --------------


Net Investment Income                                                                                 22,453,735
                                                                                                   --------------


Realized and Unrealized Loss Realized gain (loss) on:

   Investments--net                                                           (32,095,770)

   Futures contracts--net                                                        (285,194)

   Foreign currency transactions--net                                            (299,543)

   Options--net                                                                    56,815             (32,623,692)
                                                                           --------------

Change in unrealized appreciation (depreciation) on:
                                                                             131,359,264
   Investments--net                                                          (           )

   Futures contracts--net                                                      (1,717,606)

   Foreign currency transactions--net                                             145,940
                                                                                                     132,940,028
   Options--net                                                                    (9,098)           (           )
                                                                           --------------          --------------

                                                                                                     165,563,720
Net loss                                                                                            (           )
                                                                                                   --------------


Net Decrease in Net Assets From Operations                                                         $(143,109,985)
                                                                                                   ==============


(a) Includes income on securities loaned of $217,410.
                 See accompanying notes to financial statements.

                                     MSF-13
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statements of Changes in Net Assets (Unaudited)



                                                                                       Six months     Year ended
                                                                                          ended       ecember 31,
                                                                                        June 30,         2007
                                                                                          2008       D
                                                                                      -------------- --------------

From Operations

   Net investment income                                                              $  22,453,735  $  42,441,930

   Net realized gain (loss)                                                             (32,623,692     64,437,134
                                                                                        132,940,028
   Change in unrealized depreciation                                                   (                (6,417,080)
                                                                                      -------------- --------------

                                                                                        143,109,985
   Increase (decrease) in net assets from operations                                   (               100,461,984
                                                                                      -------------- --------------


   From Distributions to Shareholders

      Net investment income

         Class A                                                                        (39,625,297    (40,533,989)

         Class B                                                                         (1,690,116     (1,503,984)

         Class E                                                                         (1,607,411     (1,827,170)
                                                                                      -------------- --------------

                                                                                        (42,922,824    (43,865,143)
                                                                                      -------------- --------------


      Net realized gain

         Class A                                                                        (15,424,612              0

         Class B                                                                           (731,543              0

         Class E                                                                           (665,928              0
                                                                                      -------------- --------------

                                                                                        (16,822,083              0
                                                                                      -------------- --------------


   Total distributions                                                                  (59,744,907    (43,865,143)
                                                                                      -------------- --------------


   Increase (decrease) in net assets from capital share transactions                    (51,305,169     22,239,497
                                                                                      -------------- --------------

                                                                                        254,160,061
   Total increase (decrease) in net assets                                             (                78,836,338


Net Assets
                                                                                        ,834,984,34    ,756,148,00
   Beginning of the period                                                             1              1
                                                                                      -------------- --------------


   End of the period                                                                  $1,580,824,28  $1,834,984,34
                                                                                      ============== ==============


Undistributed Net Investment Income

   End of the period                                                                  $  22,516,132  $  42,985,221
                                                                                      ============== ==============


Other Information:
Capital Shares

  Transactions in capital shares were as follows:

                                                                   Six months ended              Year ended
                                                                     June 30, 2008           December 31, 2007
                                                                ------------------------  -------------------------
                                                                 Shares         $           Shares         $
                                                                ---------- -------------  ----------- -------------

Class A
                                                                                           5,428,384
   Sales                                                          364,180  $  6,150,307   1           $276,471,148
                                                                 ,316,260
   Reinvestments                                                3            55,049,909    2,270,812    40,533,989
                                                                 7,192,69    121,320,41    16,923,99    303,258,83
   Redemptions                                                  (           (          )  (            (          )
                                                                ---------- -------------  ----------- -------------

                                                                 3,512,25
   Net increase (decrease)                                      (          $(60,120,203)     775,204  $ 13,746,306
                                                                ========== =============  =========== =============


Class B

   Sales                                                          841,954  $ 14,046,566    1,483,082  $ 26,479,747

   Reinvestments                                                  146,412     2,421,659       84,589     1,503,984
                                                                                                        12,859,245
   Redemptions                                                   (349,873    (5,879,705)    (721,595   (          )
                                                                ---------- -------------  ----------- -------------


   Net increase                                                   638,493  $ 10,588,520      846,076  $ 15,124,486
                                                                ========== =============  =========== =============


Class E

   Sales                                                           76,239  $  1,303,611      289,023  $  5,161,012

   Reinvestments                                                  137,113     2,273,339      102,535     1,827,170
                                                                                                        13,619,477
   Redemptions                                                   (317,599    (5,350,436)    (761,913   (          )
                                                                ---------- -------------  ----------- -------------


   Net decrease                                                  (104,247  $ (1,773,486)    (370,355  $ (6,631,295)
                                                                ========== =============  =========== =============


   Increase (decrease) derived from capital share transactions             $(51,305,169)              $ 22,239,497
                                                                           =============              =============


                 See accompanying notes to financial statements.

                                     MSF-14
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights (Unaudited)



                                                                           Class A
                                           ------------------------------------------------------------------------
                                           Six months                     Year ended December 31,
                                             ended
                                            June 30,
                                              2008
                                           -----------   ----------------------------------------------------------
                                                            2007         2006       2005        2004       2003
                                           -----------   -----------   ---------- ----------  ---------- ----------
                                           $    18.18    $    17.61    $   16.33  $   16.11   $   15.13  $   13.07
Net Asset Value, Beginning of Period
                                           -----------   -----------   ---------- ----------  ---------- ----------


Income From Investment Operations

   Net investment income                         0.46 (a       0.41 ( )     0.46       0.39        0.32       0.30

   Net realized and unrealized gain
      (loss) of investments                     (1.89)         0.62         1.23       0.09        0.95       2.30
                                           -----------   -----------   ---------- ----------  ---------- ----------


   Total from investment operations             (1.43)         1.03         1.69       0.48        1.27       2.60
                                           -----------   -----------   ---------- ----------  ---------- ----------


Less Distributions

   Distributions from net investment
      income                                    (0.45)        (0.46)       (0.41)     (0.26)      (0.29      (0.54)

   Distributions from net realized
      capital gains                             (0.17)         0.00         0.00       0.00        0.00       0.00
                                           -----------   -----------   ---------- ----------  ---------- ----------


   Total distributions                          (0.62)        (0.46)       (0.41)     (0.26)      (0.29      (0.54)
                                           -----------   -----------   ---------- ----------  ---------- ----------


Net Asset Value, End of Period             $    16.13    $    18.18    $   17.61  $   16.33   $   16.11  $   15.13
                                           ===========   ===========   ========== ==========  ========== ==========

                                       (b
Total Return (%)                                 (8.0)          5.9         10.5        3.1         8.5       20.6

Ratio of operating expenses to average
   net assets before expense
   reductions (%)                                0.50 (c       0.50         0.52       0.50        0.50       0.51

Ratio of operating expenses to average
   net assets after expense
   reductions (%) (d)                             N/A           N/A         0.51       0.49        0.49       0.50

Ratio of net investment income to average
   net assets (%)                                2.72 (c       2.32         2.46       2.22        1.99       2.00

Portfolio turnover rate (%)                       510 (c        372          265        443         232        211

Net assets, end of period (000)            $1,441,684    $ 1,688,04    $1,622,05  $1,705,34   $1,875,19  $1,922,06


                                                                                  Class B
                                                           ------------------------------------------------------
                                                           Six months            Year ended December 31,
                                                             ended
                                                            June 30,
                                                              2008
                                                           -----------    ---------------------------------------
                                                                           2007        2006      2005     2004(e
                                                           -----------    --------    --------  --------  -------
                                                           $    18.08     $ 17.52     $ 16.25   $ 16.03   $14.97
Net Asset Value, Beginning of Period
                                                           -----------    --------    --------  --------  -------


Income From Investment Operations

   Net investment income                                         0.42 (a     0.37 (a     0.34      0.25     0.11

   Net realized and unrealized gain (loss) of investments       (1.86)       0.61        1.30      0.19     0.95
                                                           -----------    --------    --------  --------  -------


   Total from investment operations                             (1.44)       0.98        1.64      0.44     1.06
                                                           -----------    --------    --------  --------  -------


Less Distributions

   Distributions from net investment income                     (0.40)      (0.42)      (0.37)    (0.22     0.00

   Distributions from net realized capital gains                (0.17)       0.00        0.00      0.00     0.00
                                                           -----------    --------    --------  --------  -------


   Total distributions                                          (0.57)      (0.42)      (0.37)    (0.22     0.00
                                                           -----------    --------    --------  --------  -------


Net Asset Value, End of Period                             $    16.07     $ 18.08     $ 17.52   $ 16.25   $16.03
                                                           ===========    ========    ========  ========  =======

                                                                      (b                                         b)
Total Return (%)                                                 (8.0)        5.6        10.3       2.8      7.1(
                                                                                                                 c)
Ratio of operating expenses to average net assets before
   expense reductions (%)                                        0.75 (c     0.75        0.77      0.75     0.75(
                                                                                                                 c)
Ratio of operating expenses to average net assets after
   expense reductions (%) (d)                                     N/A         N/A        0.76      0.74     0.74(
                                                                                                                 c)
Ratio of net investment income to average net assets (%)         2.49 (c     2.07        2.22      2.01     2.27(

Portfolio turnover rate (%)                                       510 (c      372         265       443      232

Net assets, end of period (000)                            $   77,010     $75,109     $57,973   $40,749   $20,41

(a) Per share amount is based on average shares outstanding during the period.
(b) Periods less than one year are not computed on an annualized basis. (c)
    Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
(e) Commencement of operations was April 26, 2004 for Class B.
                 See accompanying notes to financial statements.

                                     MSF-15
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights (Unaudited)



                                                                                 Class E
                                                       ------------------------------------------------------------
                                                       Six months               Year ended December 31,
                                                         ended
                                                        June 30,
                                                          2008
                                                       -----------   ----------------------------------------------
                                                                      2007       2006     2005     2004     2003
                                                       -----------   --------   -------- -------- -------- --------
                                                       $    18.13    $ 17.57    $ 16.30  $ 16.07  $ 15.11  $ 13.06
Net Asset Value, Beginning of Period
                                                       -----------   --------   -------- -------- -------- --------


Income From Investment Operations

   Net investment income                                     0.43 (a    0.39 (a    0.40     0.33     0.29     0.41

   Net realized and unrealized gain (loss) of
      investments                                           (1.86)      0.61       1.25     0.13     0.94     2.17
                                                       -----------   --------   -------- -------- -------- --------


   Total from investment operations                         (1.43)      1.00       1.65     0.46     1.23     2.58
                                                       -----------   --------   -------- -------- -------- --------


Less Distributions

   Distributions from net investment income                 (0.42)     (0.44)     (0.38)   (0.23)   (0.27)   (0.53)

   Distributions from net realized capital gains            (0.17)      0.00       0.00     0.00     0.00     0.00
                                                       -----------   --------   -------- -------- -------- --------


   Total distributions                                      (0.59)     (0.44)     (0.38)   (0.23)   (0.27)   (0.53)
                                                       -----------   --------   -------- -------- -------- --------


Net Asset Value, End of Period                         $    16.11    $ 18.13    $ 17.57  $ 16.30  $ 16.07  $ 15.11
                                                       ===========   ========   ======== ======== ======== ========

                                                                  (b
Total Return (%)                                             (8.0)       5.7       10.3      3.0      8.3     20.4

Ratio of operating expenses to average net assets
   before expense reductions (%)                             0.65 (c    0.65       0.67     0.65     0.65     0.66

Ratio of operating expenses to average net assets
   after expense reductions (%) (d)                           N/A        N/A       0.66     0.64     0.64     0.65

Ratio of net investment income to average net assets
   (%)                                                       2.57 (c    2.16       2.31     2.07     1.88     1.80

Portfolio turnover rate (%)                                   510 (c     372        265      443      232      211

Net assets, end of period (000)                        $   62,130    $71,831    $76,124  $80,444  $85,223  $52,609

(a) Per share amount is based on average shares outstanding during the period.
(b) Periods less than one year are not computed on an annualized basis. (c)
    Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.
(e) Commencement of operations was April 26, 2004 for Class B.
                 See accompanying notes to financial statements.

                                     MSF-16
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements--June 30, 2008 (Unaudited)


1. ORGANIZATION:
      Metropolitan Series Fund, Inc. (the "Fund") is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company
      Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Fund is a "series" type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Diversified Portfolio (the
      "Portfolio") is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance
      Company ("MetLife"), New England Life Insurance Company, General American
      Life Insurance Company ("General American"), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut and other affiliated insurance companies (collectively, the "Insurance Companies"), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio's shares may be divided into different classes. Currently, the classes being offered by the Portfolio are named Class A, Class B and Class E. The classes of the Portfolio's shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES:
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period.
      Actual results could differ from those estimates.

      The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.
      The policies are in conformity with GAAP.

      Investment Valuation:

      Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the "Board" or "Directors"). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

      Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market.
      Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National
      Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

      If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board.
      When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

      The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

                                     MSF-17
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements--June 30, 2008 (Unaudited)--(Continued)


      Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

      Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

      Options, whether on securities, indices, futures contracts, or otherwise, are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day.

      The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

      Subject to the Board's oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who values such assets as described above and operates under procedures approved by the Board.

      Investment Transactions and Related Investment Income:

      Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

      Repurchase Agreements:

      The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The
      Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. It is the Portfolio's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

      Foreign Currency Translation:

      The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S.
      dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

      Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

                                     MSF-18
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements--June 30, 2008 (Unaudited)--(Continued)


      Forward Foreign Currency Exchange Contracts:

      The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.
      These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

      Futures Contracts:

      The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio's obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      Options:

      The Portfolio may use options to enhance returns or to hedge against changes in values of securities the Portfolio owns or expects to purchase.
      Writing puts or buying calls tends to increase the Portfolio's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio's exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio's investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform.
      The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

      The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

      Mortgage Dollar Rolls:

      The Portfolio may enter into mortgage "dollar rolls" in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 2008 was $449,812,075.

      A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

                                     MSF-19
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements--June 30, 2008 (Unaudited)--(Continued)


      "When-Issued" Securities:

      Purchasing securities "when-issued" is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio's payment obligation and the security's interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

      Credit and Market Risk:

      The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

      Credit Risk:

      The Portfolio invests a significant portion of its assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Portfolio.
      At June 30, 2008, the Portfolio held securities of issuers that hold mortgage and asset backed securities and direct investments in mortgage and asset backed securities with an aggregate value of $205,655,930
      (representing 13.0% of the Portfolio's total assets).

      Federal Income Taxes:

      It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      As of December 31, 2007, the Portfolio had no capital loss carryovers.
      The tax character of distributions paid for the periods ended December 31, 2007 and 2006 was as follows:

                                                                 Return of
       Ordinary Income                Long Term Gain              Capital                         Total
------------------------------       ------------------       -----------------       ------------------------------
   2007               2006           2007        2006         2007        2006           2007              2006
------------       -----------       -----       ------       -----       -----       -----------       ------------
$ 43,865,14        $43,544,71        $  --        $   --        $  --        $  --        $43,865,14        $43,544,717

      As of December 31, 2007, the components of distributable earnings
      (accumulated losses) on a federal income tax basis were as follows:


Undistribute               ndistribute               nrealized                   Loss
  Ordinary                 Long Term                Uppreciatio               arryforwards
   Income                 U   Gain                  A          n             C                            Total
-------------             -------------             ------------             --------------            -------------
$ 42,862,653              $ 16,775,633              $120,644,20              $           --             $180,282,488

      Dividends and Distributions to Shareholders:

      The Portfolio records dividends and distributions on the ex-dividend date.
      Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.
      Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

                                     MSF-20
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements--June 30, 2008 (Unaudited)--(Continued)


3. INVESTMENT TRANSACTIONS:
      For the six months ended June 30, 2008, purchases and sales of securities
      (excluding short term investments) for the Portfolio were as follows:


                   Purchases                                                             Sales
------------------------------------------------                    ------------------------------------------------
U.S. Government                        Other                        U.S. Government                       Other
----------------                    ------------                    ----------------                   -------------
$ 3,835,705,465                     $506,499,94                     $ 3,868,557,967                    $403,371,633

      Options Written:

      The Portfolio transactions in options written during the six months ended
June 30, 2008 were as follows:

                                                                                         Number of       Premiums
Call Options                                                                             contracts       received
                                                                                         ----------      ----------
                                                                                                68       $  38,848
Options outstanding December 31, 2007

Options written                                                                                 34          17,967

Options closed                                                                                   0               0

Options expired                                                                               (102)        (56,815)
                                                                                         ----------      ----------


Options outstanding June 30, 2008                                                                0       $       0
                                                                                         ==========      ==========


-------------------------------------------------------------------------------------------------------------------
4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
      Investment Management Agreement:

      MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife
      Advisers receives monthly compensation at the following annual rates:


  Management                                    Annual
Fees earned by                                percentage
MetLife Adviser                              ates paid to
  for the six                                etLife Advise                                 Based on Portfolio's
 months ended  s                            r                                            average daily net asset
 June 30, 2008                              M             rs                                      levels
----------------                            ---------------                            -----------------------------
  $3,693,701                                    0.500%                                  Of the first $500 million
                                                0.450%                                   Of the next $500 million
                                                0.400%                                 On amounts in excess of $1 billion

      Certain officers and directors of the Fund may also be officers of MetLife
      Advisers; however, such officers and directors receive no compensation from the Fund.

      MetLife Advisers has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated by MetLife Advisers to provide subadvisory services for the Portfolio.

      Service and Distribution Fees:

      The Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the 1940 Act for the Portfolio's Class B and E shares. Under the
      Distribution and Service Plan, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling and servicing the Class B and E shares. The fees under the Distribution and Service Plan for each class of the Portfolio's shares are calculated as a percentage of the Portfolio's average daily net assets that are attributable to that Class.
      Currently, the fee is 0.25% per year for Class B shares and 0.15% per year for Class E shares. Amounts paid by the Portfolio for the six months ended
      June 30, 2008 are shown as Service and Distribution fees in the Statement of Operations.

5. SECURITIES LENDING:
      The Fund has entered into a securities lending arrangement with the Fund's custodian, State Street Bank and Trust Company (the "custodian"). Under the agreement, the custodian is authorized to loan securities on the Portfolios' behalf. In exchange, the

                                     MSF-21
[GRAPHIC OMITTED]
Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements--June 30, 2008 (Unaudited)--(Continued)


      Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan's inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator
      Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments.
      If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The
      Portfolio receives 80% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 20% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at June 30, 2008 are footnoted in the Schedule of Investments.

6. RECENT ACCOUNTING PRONOUNCEMENTS:
      In March 2008, the Financial Accounting Standards Board ("FASB") issued
      Statement of Financial Accounting Standards No. 161, Disclosures about
      Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of
      FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.
      Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio's financial statement disclosures.

                                     MSF-22
[GRAPHIC OMITTED]

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission's (the "SEC") website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2007 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC's website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q".
These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call
1-800-SEC-0330 for information on the operation of the Public Reference Room.)
                                     MSF-23


Metropolitan Series Fund, Inc.
Pro Forma Combining Financial Statements (Unaudited)
June 30, 2008

Introductory Paragraph

     The unaudited pro forma statements give effect to the proposed reorganization of the Legg Mason Partners Managed Assets Portfolio (the "Legg Portfolio"), a portfolio of Met Investors Series Trust, in exchange for shares of the BlackRock Diversified Portfolio (the "BlackRock Portfolio"), a portfolio of Metropolitan Series Fund, Inc., at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, the BlackRock Portfolio, and the results of operations of the BlackRock Portfolio for pre-combination periods will not be restated.

     The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the Legg Portfolio and the BlackRock Portfolio, as though the reorganization occurred as of June 30, 2008.

     The pro forma unaudited statement of operations reflects the results of operations of each of the merged Portfolios for the twelve-month period ended June 30, 2008 as though the reorganization occurred as of the beginning of the period.

     The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the Legg Portfolio and the BlackRock Portfolio, which are incorporated by reference in the Statement of Additional Information.

--------------------------------------------------------------------------------
Pro Forma Statement of Investments as of 6/30/08 (Unaudited)

                                                                                                        MIST LMP Managed Assets
                         Security Description                                 Coupon     Maturity      Par/Shares         Value
                         --------------------------                        ------------ ---------- ----------------- --------------
            COMMON STOCK                            % of Net Assets                                53.4%
            ------------
     Aerospace & Defense                            % of Net Assets                                 2.1%
                         Boeing Co.                                                                            3,953        259,791
                         General Dynamics Corp.                                                                6,376        536,859
                         Honeywell
                         International, Inc.                                                                  13,210        664,199
                         L-3 Communications
                         Holdings, Inc.
                         Lockheed Martin Corp.                                                                 7,550        744,883
                         Northrop Grumman Corp.                                                                7,499        501,683
                         Precision Castparts
                         Corp.                                                                                 2,756        265,596
                         Raytheon Co.                                                                          9,112        512,824
                         United Technologies
                         Corp.                                                                                15,736        970,911
 Air Freight & Logistics                            % of Net Assets                                 0.1%
                         United Parcel Service,
                         Inc. (Class B)                                                                        3,420        210,227
         Auto Components                            % of Net Assets                                 0.0%
                         Autoliv, Inc.
             Automobiles                            % of Net Assets                                 0.1%
                         Daimler AG                                                                            3,700        228,179
               Beverages                            % of Net Assets                                 1.2%
                         Anheuser-Busch Cos.,
                         Inc.                                                                                  3,900        242,268
                         Coca-Cola Co.                                                                        22,165      1,152,137
                         Molson Coors Brewing
                         Co. (Class B)                                                                         3,800        206,454
                         Pepsi Bottling Group,
                         Inc.                                                                                 13,860        386,971
                         PepsiAmericas, Inc.                                                                   5,300        104,834
                         PepsiCo, Inc.                                                                         7,882        501,216
           Biotechnology                            % of Net Assets                                 0.7%
                         Amgen, Inc.(a)                                                                        5,422        255,702
                         Biogen Idec, Inc.(a)                                                                 16,800        938,952
                         Gilead Sciences, Inc.(a)                                                              4,554        241,134
                         OSI Pharmaceuticals,
                         Inc.(a)(b)                                                                            2,900        119,828
         Capital Markets                            % of Net Assets                                 1.2%
                         Affiliated Managers
                         Group, Inc.(a)(b)                                                                     1,404        126,444
                         Bank of New York Mellon
                         Corp.                                                                                11,386        430,732
                         Investment Technology
                         Group, Inc.(a)
                         Merrill Lynch & Co.,
                         Inc.                                                                                  4,207        133,404
                         Morgan Stanley                                                                        5,379        194,021
                         Northern Trust Corp.                                                                  5,200        356,564
                         State Street Corp.                                                                    3,850        246,361
                         The Goldman Sachs
                         Group, Inc.                                                                           5,923      1,035,933
               Chemicals                            % of Net Assets                                 1.0%
                         Dow Chemical Co.(b)                                                                   4,751        165,857
                         E.I. du Pont de Nemours
                         & Co.(b)                                                                             11,123        477,066
                         FMC Corp.
                         Monsanto Co.
                         Mosaic Co.(a)                                                                         3,100        448,570
                         Potash Corp. of
                         Saskatchewan, Inc.                                                                    4,900      1,119,993
                         The Lubrizol Corp.
        Commercial Banks                            % of Net Assets                                 0.8%
                         Bank of Nova Scotia(b)                                                                8,040        368,393
                         Cullen/Frost Bankers,
                         Inc.(b)                                                                               8,800        438,680
                         U.S. Bancorp(b)                                                                       8,526        237,790
                         Wachovia Corp.(b)                                                                     9,223        143,233
                         Wells Fargo & Co.(b)                                                                 23,170        550,288
   Commercial Services &
                Supplies                            % of Net Assets                                 0.4%
                         Allied Waste
                         Industries, Inc.(a)                                                                  36,470        460,252
                         Anacomp, Inc. (Class
                         B)(a)(c) R.R. Donnelley & Sons
                         Co.                                                                                  12,160        361,030
Communications Equipment                            % of Net Assets                                 1.8%
                         Brocade Communications
                            Systems, Inc.(a)                                                                  42,910        353,578
                         Cisco Systems, Inc.(a)                                                               59,502      1,384,016
                         Corning, Inc.                                                                        27,437        632,423
                         Harris Corp.                                                                         23,800      1,201,662
                         Juniper Networks,
                         Inc.(a)
                         QUALCOMM, Inc.                                                                        8,475        376,036
 Computers & Peripherals                            % of Net Assets                                 3.1%
                         Apple, Inc.(a)                                                                        6,743      1,129,048
                         Dell, Inc.                                                                           27,328        597,936
                         Hewlett-Packard Co.                                                                  38,609      1,706,904
                         International Business
                         Machines Corp.                                                                       20,573      2,438,518
                         Seagate Technology(b)                                                                34,900        667,637
                         Sun Microsystems,
                         Inc.(a)
                         Western Digital Corp.(a)                                                              4,900        169,197
        Consumer Finance                            % of Net Assets                                 0.1%
                         American Express Co.                                                                  5,807        218,750
                         Capital One Financial
                         Corp.(b)
          Construction &
             Engineering                            % of Net Assets                                 0.2%
                         Chicago Bridge & Iron
                         Co. N.V.                                                                              4,000        159,280
                         Fluor Corp.                                                                           1,900        353,552
  Containers & Packaging                            % of Net Assets                                 0.0%
                         Packaging Corp. of
                         America
    Diversified Consumer
                Services                            % of Net Assets                                 0.1%
                         DeVry, Inc.                                                                           2,000        107,240
   Diversified Financial
                Services                            % of Net Assets                                 1.0%
                         Bank of America Corp.                                                                22,341        533,280
                         Citigroup, Inc.                                                                      25,467        426,827
                         JPMorgan Chase & Co.                                                                 33,246      1,140,670
     Diversified Telecom
                Services                            % of Net Assets                                 2.5%
                         AT&T, Inc.                                                                           72,496      2,442,390
                         CenturyTel, Inc.(b)                                                                   3,200        113,888
                         Embarq Corp.                                                                          8,130        384,305
                         Verizon Communications,
                         Inc.                                                                                 39,116      1,384,707
                         Windstream Corp.(b)                                                                  78,030        962,890
      Electric Utilities                            % of Net Assets                                 1.0%
                         American Electric Power
                         Co., Inc.                                                                            19,300        776,439
                         DPL, Inc.(b)                                                                         10,500        276,990
                         Edison International                                                                 14,870        764,021
                         Exelon Corp.                                                                          3,288        295,788
    Electrical Equipment                            % of Net Assets                                 0.3%
                         Emerson Electric Co.                                                                 13,600        672,520
                         Roper Industries,
                         Inc.(b)
  Electronic Equipment &
             Instruments                            % of Net Assets                                 0.2%
                         Agilent Technologies,
                         Inc.(a)                                                                               3,500        124,390
                         Mettler Toledo
                         International, Inc.(a)
                         Tech Data Corp.(a)                                                                    7,200        244,008
      Energy Equipment &
                Services                            % of Net Assets                                 2.2%
                         Diamond Offshore
                         Drilling, Inc.(b)                                                                       800        111,312
                         ENSCO International,
                         Inc.(b)
                         Halliburton Co.                                                                       8,314        441,224
                         National-Oilwell Varco,
                         Inc.(a)                                                                               1,500        133,080
                         Noble Corp.                                                                           8,118        527,345
                         Precision Drilling Trust                                                              2,400         65,376
                         Pride International,
                         Inc.(a)                                                                              24,265      1,147,492
                         Schlumberger, Ltd.                                                                    6,010        645,654
                         Superior Energy
                         Services, Inc.(a)(b)                                                                 15,200        838,128
                         Transocean, Inc.(a)                                                                   5,579        850,184
Food & Staples Retailing                            % of Net Assets                                 2.2%
                         BJ's Wholesale Club,
                            Inc.(a)(b)                                                                         7,120        275,544
                         Costco Wholesale Corp.                                                                2,222        155,851
                         CVS Caremark Corp.                                                                   19,200        759,744
                         Safeway, Inc.                                                                        18,310        522,751
                         The Kroger Co.

                                                                                                           Aggregate Combined
                                                                         MSF BlackRock Diversified              Portfolios
                         Security Description                              Par/Shares        Value       Shares           Value
                         --------------------------                       ------------- ----------      ------------ --------------
            COMMON STOCK                            % of Net Assets  58.8%                         58.2%
            ------------
     Aerospace & Defense                            % of Net Assets   3.1%                          3.0%
                         Boeing Co.                                                                            3,953        259,791
                         General Dynamics Corp.                                  30,000  2,526,000            36,376      3,062,859
                         Honeywell
                         International, Inc.                                    219,000 11,011,320           232,210     11,675,519
                         L-3 Communications
                         Holdings, Inc.                                          17,200  1,562,964            17,200      1,562,964
                         Lockheed Martin Corp.                                  117,000 11,543,220           124,550     12,288,103
                         Northrop Grumman Corp.                                  50,000  3,345,000            57,499      3,846,683
                         Precision Castparts
                         Corp.                                                                                 2,756        265,596
                         Raytheon Co.                                           178,000 10,017,840           187,112     10,530,664
                         United Technologies
                         Corp.                                                  150,000  9,255,000           165,736     10,225,911
 Air Freight & Logistics                            % of Net Assets   0.0%                          0.0%
                         United Parcel Service,
                         Inc. (Class B)                                                                        3,420        210,227
         Auto Components                            % of Net Assets   0.2%                          0.2%
                         Autoliv, Inc.                                           69,000  3,216,780            69,000      3,216,780
             Automobiles                            % of Net Assets   0.0%                          0.0%
                         Daimler AG                                                                            3,700        228,179
               Beverages                            % of Net Assets   0.0%                          0.1%
                         Anheuser-Busch Cos.,
                         Inc.                                                                                  3,900        242,268
                         Coca-Cola Co.                                                                        22,165      1,152,137
                         Molson Coors Brewing
                         Co. (Class B)                                                                         3,800        206,454
                         Pepsi Bottling Group,
                         Inc.                                                                                 13,860        386,971
                         PepsiAmericas, Inc.                                                                   5,300        104,834
                         PepsiCo, Inc.                                                                         7,882        501,216
           Biotechnology                            % of Net Assets   1.5%                          1.4%
                         Amgen, Inc.(a)                                                                        5,422        255,702
                         Biogen Idec, Inc.(a)                                   184,000 10,283,760           200,800     11,222,712
                         Gilead Sciences, Inc.(a)                               241,000 12,760,950           245,554     13,002,084
                         OSI Pharmaceuticals,
                         Inc.(a)(b)                                                                            2,900        119,828
         Capital Markets                            % of Net Assets   0.1%                          0.3%
                         Affiliated Managers
                         Group, Inc.(a)(b)                                                                     1,404        126,444
                         Bank of New York Mellon
                         Corp.                                                                                11,386        430,732
                         Investment Technology
                         Group, Inc.(a)                                          62,000  2,074,520            62,000      2,074,520
                         Merrill Lynch & Co.,
                         Inc.                                                                                  4,207        133,404
                         Morgan Stanley                                                                        5,379        194,021
                         Northern Trust Corp.                                                                  5,200        356,564
                         State Street Corp.                                                                    3,850        246,361
                         The Goldman Sachs
                         Group, Inc.                                                                           5,923      1,035,933
               Chemicals                            % of Net Assets   2.6%                          2.4%
                         Dow Chemical Co.(b)                                    130,000  4,538,300           134,751      4,704,157
                         E.I. du Pont de Nemours
                         & Co.(b)                                                                             11,123        477,066
                         FMC Corp.                                               61,000  4,723,840            61,000      4,723,840
                         Monsanto Co.                                           107,000 13,529,080           107,000     13,529,080
                         Mosaic Co.(a)                                           73,000 10,563,100            76,100     11,011,670
                         Potash Corp. of
                         Saskatchewan, Inc.                                                                    4,900      1,119,993
                         The Lubrizol Corp.                                     168,000  7,783,440           168,000      7,783,440
        Commercial Banks                            % of Net Assets   0.0%                          0.1%
                         Bank of Nova Scotia(b)                                                                8,040        368,393
                         Cullen/Frost Bankers,
                         Inc.(b)                                                                               8,800        438,680
                         U.S. Bancorp(b)                                                                       8,526        237,790
                         Wachovia Corp.(b)                                                                     9,223        143,233
                         Wells Fargo & Co.(b)                                                                 23,170        550,288
   Commercial Services &
                Supplies                            % of Net Assets   0.3%                          0.3%
                         Allied Waste
                         Industries, Inc.(a)                                                                  36,470        460,252
                         Anacomp, Inc. (Class
                         B)(a)(c)                                                     1          0                 1              0
                         R.R. Donnelley & Sons
                         Co.                                                    140,000  4,156,600           152,160      4,517,630
Communications Equipment                            % of Net Assets   0.6%                          0.8%
                         Brocade Communications
                         Systems, Inc.(a)                                                                     42,910        353,578
                         Cisco Systems, Inc.(a)                                  66,000  1,535,160           125,502      2,919,176
                         Corning, Inc.                                                                        27,437        632,423
                         Harris Corp.                                                                         23,800      1,201,662
                         Juniper Networks,
                         Inc.(a)                                                383,000  8,494,940           383,000      8,494,940
                         QUALCOMM, Inc.                                                                        8,475        376,036
 Computers & Peripherals                            % of Net Assets   3.3%                          3.3%
                         Apple, Inc.(a)                                          10,000  1,674,400            16,743      2,803,448
                         Dell, Inc.                                                                           27,328        597,936
                         Hewlett-Packard Co.                                    395,000 17,462,950           433,609     19,169,854
                         International Business
                         Machines Corp.                                         182,000 21,572,460           202,573     24,010,978
                         Seagate Technology(b)                                                                34,900        667,637
                         Sun Microsystems,
                         Inc.(a)                                                147,000  1,599,360           147,000      1,599,360
                         Western Digital Corp.(a)                               283,000  9,771,990           287,900      9,941,187
        Consumer Finance                            % of Net Assets   0.6%                          0.5%
                         American Express Co.                                                                  5,807        218,750
                         Capital One Financial
                         Corp.(b)                                               240,000  9,122,400           240,000      9,122,400
          Construction &
             Engineering                            % of Net Assets   0.7%                          0.6%
                         Chicago Bridge & Iron
                         Co. N.V.                                                                              4,000        159,280
                         Fluor Corp.                                             56,000 10,420,480            57,900     10,774,032
  Containers & Packaging                            % of Net Assets   0.3%                          0.3%
                         Packaging Corp. of
                         America                                                230,000  4,947,300           230,000      4,947,300
    Diversified Consumer
                Services                            % of Net Assets   0.0%                          0.0%
                         DeVry, Inc.                                                                           2,000        107,240
   Diversified Financial
                Services                            % of Net Assets   0.3%                          0.4%
                         Bank of America Corp.                                                                22,341        533,280
                         Citigroup, Inc.                                                                      25,467        426,827
                         JPMorgan Chase & Co.                                   156,000  5,352,360           189,246      6,493,030
     Diversified Telecom
                Services                            % of Net Assets   0.4%                          0.7%
                         AT&T, Inc.                                             166,000  5,592,540           238,496      8,034,930
                         CenturyTel, Inc.(b)                                     40,000  1,423,600            43,200      1,537,488
                         Embarq Corp.                                                                          8,130        384,305
                         Verizon Communications,
                         Inc.                                                                                 39,116      1,384,707
                         Windstream Corp.(b)                                                                  78,030        962,890
      Electric Utilities                            % of Net Assets   0.0%                          0.1%
                         American Electric Power
                         Co., Inc.                                                                            19,300        776,439
                         DPL, Inc.(b)                                                                         10,500        276,990
                         Edison International                                                                 14,870        764,021
                         Exelon Corp.                                                                          3,288        295,788
    Electrical Equipment                            % of Net Assets   0.2%                          0.2%
                         Emerson Electric Co.                                                                 13,600        672,520
                         Roper Industries,
                         Inc.(b)                                                 40,000  2,635,200            40,000      2,635,200
  Electronic Equipment &
             Instruments                            % of Net Assets   0.1%                          0.1%
                         Agilent Technologies,
                         Inc.(a)                                                                               3,500        124,390
                         Mettler Toledo
                         International, Inc.(a)                                  14,700  1,394,442            14,700      1,394,442
                         Tech Data Corp.(a)                                                                    7,200        244,008
      Energy Equipment &
                Services                            % of Net Assets   0.6%                          0.8%
                         Diamond Offshore
                         Drilling, Inc.(b)                                                                       800        111,312
                         ENSCO International,
                         Inc.(b)                                                126,000 10,173,240           126,000     10,173,240
                         Halliburton Co.                                                                       8,314        441,224
                         National-Oilwell Varco,
                         Inc.(a)                                                                               1,500        133,080
                         Noble Corp.                                                                           8,118        527,345
                         Precision Drilling Trust                                                              2,400         65,376
                         Pride International,
                         Inc.(a)                                                                              24,265      1,147,492
                         Schlumberger, Ltd.                                                                    6,010        645,654
                         Superior Energy
                         Services, Inc.(a)(b)                                                                 15,200        838,128
                         Transocean, Inc.(a)                                                                   5,579        850,184
Food & Staples Retailing                            % of Net Assets   1.8%                          1.8%
                         BJ's Wholesale Club,
                         Inc.(a)(b)                                                                            7,120        275,544
                         Costco Wholesale Corp.                                                                2,222        155,851
                         CVS Caremark Corp.                                                                   19,200        759,744
                         Safeway, Inc.                                                                        18,310        522,751
                         The Kroger Co.                                         309,800  8,943,926           309,800      8,943,926

                                                                                                          MIST LMP Managed Assets
                         Security Description                                 Coupon     Maturity        Par/Shares         Value
                         --------------------------                        ------------ ----------       ----------- --------------
                         Wal-Mart Stores, Inc.                                                                51,960     2,920,152
                         Walgreen Co.                                                                          4,896       159,169
           Food Products                            % of Net Assets                                 0.7%
                         Archer-Daniels-Midland Co.                                                           10,000       337,500
                         Bunge, Ltd.(b)                                                                        2,650       285,378
                         J.M. Smucker Co.                                                                      7,000       284,480
                         Unilever N.V.                                                                        21,150       600,660
 Health Care Equipment &
                Supplies                            % of Net Assets                                 0.7%
                         Baxter International,
                         Inc.
                         Becton, Dickinson & Co.                                                               5,040       409,752
                         Hospira, Inc.(a)(b)                                                                  12,900       517,419
                         Kinetic Concepts,
                         Inc.(a)(b)                                                                            6,400       255,424
                         Medtronic, Inc.(b)                                                                    5,545       286,954
 Health Care Providers &
                Services                            % of Net Assets                                 0.7%
                         Aetna, Inc.                                                                           6,303       255,461
                         AmerisourceBergen Corp.
                         CIGNA Corp.                                                                           7,100       251,269
                         Express Scripts, Inc.(a)
                         Humana, Inc.(a)                                                                      14,726       585,653
                         McKesson Corp.
                         Medco Health Solutions,
                         Inc.(a)
                         UnitedHealth Group, Inc.                                                             11,758       308,647
                         WellPoint, Inc.(a)
   Hotels, Restaurants &
                 Leisure                            % of Net Assets                                 0.8%
                         Bally Technologies,
                         Inc.(a)                                                                               5,300       179,140
                         Burger King Holdings,
                         Inc.                                                                                 18,100       484,899
                         Darden Restaurants,
                         Inc.(b)                                                                              13,700       437,578
                         McDonald's Corp.                                                                      7,652       430,195
                         Wyndham Worldwide Corp.                                                               9,800       175,518
      Household Durables                            % of Net Assets                                 0.3%
                         Snap-On, Inc.                                                                        10,400       540,904
      Household Products                            % of Net Assets                                 0.5%
                         Procter & Gamble Co.                                                                 18,039     1,096,952
  Ind. Power Producers &
          Energy Traders                            % of Net Assets                                 0.1%
                         Reliant Energy, Inc.(a)                                                               7,400       157,398
Industrial Conglomerates                            % of Net Assets                                 0.8%
                         3M Co.                                                                                3,500       243,565
                         General Electric Co.                                                                 50,285     1,342,106
                         Tyco International,
                         Ltd.(b)                                                                               2,768       110,831
               Insurance                            % of Net Assets                                 1.5%
                         ACE, Ltd.                                                                             3,600       198,324
                         Allstate Corp.                                                                        2,959       134,901
                         American International
                         Group, Inc.                                                                          12,985       343,583
                         Aspen Insurance
                         Holdings, Ltd.                                                                        8,200       194,094
                         Assurant, Inc.                                                                        6,600       435,336
                         Chubb Corp.                                                                          21,690     1,063,027
                         Fairfax Financial
                         Holdings, Ltd.(b)                                                                     1,100       279,290
                         Prudential Financial,
                         Inc.                                                                                  2,337       139,612
                         The Travelers Cos., Inc.                                                             11,900       516,460
                         Transatlantic Holdings,
                         Inc.(b)
                         W.R. Berkley Corp.
      Internet & Catalog
                  Retail                            % of Net Assets                                 0.0%
                         Expedia, Inc.(a)                                                                      5,000        91,900
     Internet Software &
                Services                            % of Net Assets                                 0.7%
                         eBay, Inc.(a)                                                                        13,072       357,258
                         Google, Inc. (Class
                         A)(a)                                                                                 2,300     1,210,766
                         SAVVIS, Inc.(a)(b)                                                                    1,700        21,947
             IT Services                            % of Net Assets                                 0.6%
                         Accenture, Ltd. (Class
                         A)                                                                                   10,800       439,776
                         Automatic Data
                         Processing, Inc.
                         Computer Sciences
                         Corp.(a)(b)                                                                           8,750       409,850
                         Hewitt Associates, Inc.
                         (Class A)(a)                                                                         10,400       398,632
                         Paychex, Inc.
     Leisure Equipment &
                Products                            % of Net Assets                                 0.3%
                         Hasbro, Inc.(b)                                                                      19,800       707,256
   Life Sciences Tools &
                Services                            % of Net Assets                                 0.6%
                         Applera Corp.                                                                        10,570       353,884
                         Charles River
                         Laboratories
                         International, Inc.(a)                                                                6,480       414,201
                         Invitrogen Corp.(a)(b)                                                                8,000       314,080
                         PerkinElmer, Inc.                                                                    10,875       302,869
               Machinery                            % of Net Assets                                 0.6%
                         Caterpillar, Inc.                                                                     9,500       701,290
                         Cummins, Inc.
                         Deere & Co.                                                                           6,600       476,058
                   Media                            % of Net Assets                                 0.8%
                         Comcast Corp. (Class A)                                                              10,209       193,665
                         News Corp. (Class A)                                                                 27,475       413,224
                         Omnicom Group, Inc.
                         Time Warner, Inc.                                                                    17,683       261,708
                         The Walt Disney Co.                                                                  25,026       780,811
         Metals & Mining                            % of Net Assets                                 1.1%
                         Alcoa, Inc.                                                                           1,550        55,211
                         Cleveland-Cliffs,
                         Inc.(b)                                                                               5,600       667,464
                         Freeport-McMoRan Copper
                         & Gold, Inc.(b)                                                                       6,000       703,140
                         Nucor Corp.(b)                                                                        6,000       448,020
                         Reliance Steel &
                         Aluminum Co.
                         Steel Dynamics, Inc.(b)                                                              12,000       468,840
         Multi-Utilities                            % of Net Assets                                 0.4%
                         CMS Energy Corp.(b)                                                                   9,500       141,550
                         Dominion Resources, Inc.                                                             10,680       507,193
                         SCANA Corp.                                                                           6,450       238,650
        Multiline Retail                            % of Net Assets                                 0.1%
                         Target Corp.                                                                          3,979       184,984
      Office Electronics                            % of Net Assets                                 0.0%
                         Xerox Corp.
   Oil, Gas & Consumable
                   Fuels                            % of Net Assets                                 7.8%
                         Anadarko Petroleum Corp.
                         Apache Corp.                                                                          5,000       695,000
                         Canadian Natural
                         Resources, Ltd.                                                                       1,900       190,475
                         Chesapeake Energy
                         Corp.(b)                                                                              9,250       610,130
                         Chevron Corp.                                                                        26,794     2,656,089
                         ConocoPhillips                                                                       18,029     1,701,757
                         Devon Energy Corp.                                                                    5,000       600,800
                         El Paso Corp.(b)                                                                     42,600       926,124
                         EOG Resources, Inc.                                                                   2,800       367,360
                         Exxon Mobil Corp.                                                                    59,205     5,217,737
                         Hess Corp.                                                                            7,920       999,425
                         Marathon Oil Corp.
                         Noble Energy, Inc.                                                                    3,300       331,848
                         Occidental Petroleum
                         Corp.                                                                                10,794       969,949
                         Petro-Canada                                                                         14,900       830,675
                         Sunoco, Inc.(b)
                         Valero Energy Corp.
                         Williams Cos., Inc.                                                                  16,640       670,758
       Personal Products                            % of Net Assets                                 0.4%
                         Estee Lauder Companies,
                         Inc. (Class A)(b)                                                                    12,800       594,560
                         Herbalife, Ltd.(b)                                                                    7,480       289,850
         Pharmaceuticals                            % of Net Assets                                 3.9%
                         Abbott Laboratories                                                                  10,732       568,474
                         Bristol-Myers Squibb Co.                                                             31,391       644,457
                         Eli Lilly & Co.                                                                      16,779       774,519
                         Endo Pharmaceuticals
                         Holdings, Inc.(a)                                                                    28,050       678,529
                         Forest Laboratories,
                         Inc.(a)
                         Johnson & Johnson                                                                    20,750     1,335,055
                         King Pharmaceuticals,
                         Inc.(a)(b)                                                                           49,800       521,406
                         Merck & Co., Inc.                                                                    27,556     1,038,586

                                                                                                           Aggregate Combined
                                                                         MSF BlackRock Diversified              Portfolios
                         Security Description                            Par/Shares        Value         Shares           Value
                         --------------------------                      -------------- ----------       ----------- --------------
                         Wal-Mart Stores, Inc.                                  342,000 19,220,400           393,960     22,140,552
                         Walgreen Co.                                                                          4,896        159,169
           Food Products                            % of Net Assets   0.0%                          0.1%
                         Archer-Daniels-Midland
                         Co.                                                                                  10,000        337,500
                         Bunge, Ltd.(b)                                                                        2,650        285,378
                         J.M. Smucker Co.                                                                      7,000        284,480
                         Unilever N.V.                                                                        21,150        600,660
 Health Care Equipment &
                Supplies                            % of Net Assets   1.2%                          1.1%
                         Baxter International,
                         Inc.                                                   193,000 12,340,420           193,000     12,340,420
                         Becton, Dickinson & Co.                                                               5,040        409,752
                         Hospira, Inc.(a)(b)                                                                  12,900        517,419
                         Kinetic Concepts,
                         Inc.(a)(b)                                             149,700  5,974,527           156,100      6,229,951
                         Medtronic, Inc.(b)                                                                    5,545        286,954
 Health Care Providers &
                Services                            % of Net Assets   3.2%                          2.9%
                         Aetna, Inc.                                            220,000  8,916,600           226,303      9,172,061
                         AmerisourceBergen Corp.                                 30,700  1,227,693            30,700      1,227,693
                         CIGNA Corp.                                                                           7,100        251,269
                         Express Scripts, Inc.(a)                               166,000 10,411,520           166,000     10,411,520
                         Humana, Inc.(a)                                                                      14,726        585,653
                         McKesson Corp.                                         151,800  8,487,138           151,800      8,487,138
                         Medco Health Solutions,
                         Inc.(a)                                                235,000 11,092,000           235,000     11,092,000
                         UnitedHealth Group, Inc.                                                             11,758        308,647
                         WellPoint, Inc.(a)                                     216,000 10,294,560           216,000     10,294,560
   Hotels, Restaurants &
                 Leisure                            % of Net Assets   0.9%                          0.9%
                         Bally Technologies,
                         Inc.(a)                                                                               5,300        179,140
                         Burger King Holdings,
                         Inc.                                                                                 18,100        484,899
                         Darden Restaurants,
                         Inc.(b)                                                                              13,700        437,578
                         McDonald's Corp.                                       245,000 13,773,900           252,652     14,204,095
                         Wyndham Worldwide Corp.                                                               9,800        175,518
      Household Durables                            % of Net Assets   0.0%                          0.0%
                         Snap-On, Inc.                                                                        10,400        540,904
      Household Products                            % of Net Assets   0.3%                          0.3%
                         Procter & Gamble Co.                                    80,000  4,864,800            98,039      5,961,752
  Ind. Power Producers &
          Energy Traders                            % of Net Assets   0.0%                          0.0%
                         Reliant Energy, Inc.(a)                                                               7,400        157,398
Industrial Conglomerates                            % of Net Assets   0.7%                          0.7%
                         3M Co.                                                                                3,500        243,565
                         General Electric Co.                                   391,000 10,435,790           441,285     11,777,896
                         Tyco International,
                         Ltd.(b)                                                                               2,768        110,831
               Insurance                            % of Net Assets   1.7%                          1.7%
                         ACE, Ltd.                                                                             3,600        198,324
                         Allstate Corp.                                          44,000  2,005,960            46,959      2,140,861
                         American International
                         Group, Inc.                                                                          12,985        343,583
                         Aspen Insurance
                         Holdings, Ltd.                                                                        8,200        194,094
                         Assurant, Inc.                                                                        6,600        435,336
                         Chubb Corp.                                            212,000 10,390,120           233,690     11,453,147
                         Fairfax Financial
                         Holdings, Ltd.(b)                                                                     1,100        279,290
                         Prudential Financial,
                         Inc.                                                                                  2,337        139,612
                         The Travelers Cos., Inc.                               240,000 10,416,000           251,900     10,932,460
                         Transatlantic Holdings,
                         Inc.(b)                                                 21,400  1,208,458            21,400      1,208,458
                         W.R. Berkley Corp.                                     144,275  3,485,684           144,275      3,485,684
      Internet & Catalog
                  Retail                            % of Net Assets   0.0%                          0.0%
                         Expedia, Inc.(a)                                                                      5,000         91,900
     Internet Software &
                Services                            % of Net Assets   0.3%                          0.3%
                         eBay, Inc.(a)                                          151,000  4,126,830           164,072      4,484,088
                         Google, Inc. (Class
                         A)(a)                                                                                 2,300      1,210,766
                         SAVVIS, Inc.(a)(b)                                                                    1,700         21,947
             IT Services                            % of Net Assets   1.0%                          0.9%
                         Accenture, Ltd. (Class
                         A)                                                                                   10,800        439,776
                         Automatic Data
                         Processing, Inc.                                       261,000 10,935,900           261,000     10,935,900
                         Computer Sciences
                         Corp.(a)(b)                                             54,500  2,552,780            63,250      2,962,630
                         Hewitt Associates, Inc.
                         (Class A)(a)                                                                         10,400        398,632
                         Paychex, Inc.                                           67,000  2,095,760            67,000      2,095,760
     Leisure Equipment &
                Products                            % of Net Assets   0.0%                          0.0%
                         Hasbro, Inc.(b)                                                                      19,800        707,256
   Life Sciences Tools &
                Services                            % of Net Assets   0.0%                          0.1%
                         Applera Corp.                                                                        10,570        353,884
                         Charles River
                         Laboratories
                         International, Inc.(a)                                                                6,480        414,201
                         Invitrogen Corp.(a)(b)                                                                8,000        314,080
                         PerkinElmer, Inc.                                                                    10,875        302,869
               Machinery                            % of Net Assets   1.3%                          1.3%
                         Caterpillar, Inc.                                                                     9,500        701,290
                         Cummins, Inc.                                          163,000 10,679,760           163,000     10,679,760
                         Deere & Co.                                            147,000 10,603,110           153,600     11,079,168
                   Media                            % of Net Assets   1.0%                          1.0%
                         Comcast Corp. (Class A)                                                              10,209        193,665
                         News Corp. (Class A)                                                                 27,475        413,224
                         Omnicom Group, Inc.                                     52,000  2,333,760            52,000      2,333,760
                         Time Warner, Inc.                                                                    17,683        261,708
                         The Walt Disney Co.                                    431,000 13,447,200           456,026     14,228,011
         Metals & Mining                            % of Net Assets   1.9%                          1.8%
                         Alcoa, Inc.                                                                           1,550         55,211
                         Cleveland-Cliffs,
                         Inc.(b)                                                                               5,600        667,464
                         Freeport-McMoRan Copper
                         & Gold, Inc.(b)                                         92,000 10,781,480            98,000     11,484,620
                         Nucor Corp.(b)                                         149,000 11,125,830           155,000     11,573,850
                         Reliance Steel &
                         Aluminum Co.                                           110,000  8,479,900           110,000      8,479,900
                         Steel Dynamics, Inc.(b)                                                              12,000        468,840
         Multi-Utilities                            % of Net Assets   0.0%                          0.0%
                         CMS Energy Corp.(b)                                                                   9,500        141,550
                         Dominion Resources, Inc.                                                             10,680        507,193
                         SCANA Corp.                                                                           6,450        238,650
        Multiline Retail                            % of Net Assets   0.0%                          0.0%
                         Target Corp.                                                                          3,979        184,984
      Office Electronics                            % of Net Assets   0.1%                          0.1%
                         Xerox Corp.                                             89,100  1,208,196            89,100      1,208,196
   Oil, Gas & Consumable
                   Fuels                            % of Net Assets  12.4%                         11.8%
                         Anadarko Petroleum Corp.                               163,000 12,198,920           163,000     12,198,920
                         Apache Corp.                                            92,000 12,788,000            97,000     13,483,000
                         Canadian Natural
                         Resources, Ltd.                                                                       1,900        190,475
                         Chesapeake Energy
                         Corp.(b)                                                                              9,250        610,130
                         Chevron Corp.                                          253,000 25,079,890           279,794     27,735,979
                         ConocoPhillips                                         217,000 20,482,630           235,029     22,184,387
                         Devon Energy Corp.                                     120,000 14,419,200           125,000     15,020,000
                         El Paso Corp.(b)                                                                     42,600        926,124
                         EOG Resources, Inc.                                                                   2,800        367,360
                         Exxon Mobil Corp.                                      497,000 43,800,611           556,205     49,018,348
                         Hess Corp.                                             100,000 12,619,000           107,920     13,618,425
                         Marathon Oil Corp.                                     233,000 12,085,710           233,000     12,085,710
                         Noble Energy, Inc.                                     110,000 11,061,600           113,300     11,393,448
                         Occidental Petroleum
                         Corp.                                                  171,000 15,366,060           181,794     16,336,009
                         Petro-Canada                                                                         14,900        830,675
                         Sunoco, Inc.(b)                                        170,000  6,917,300           170,000      6,917,300
                         Valero Energy Corp.                                    209,000  8,606,620           209,000      8,606,620
                         Williams Cos., Inc.                                                                  16,640        670,758
       Personal Products                            % of Net Assets   0.0%                          0.0%
                         Estee Lauder Companies,
                         Inc. (Class A)(b)                                                                    12,800        594,560
                         Herbalife, Ltd.(b)                                                                    7,480        289,850
         Pharmaceuticals                            % of Net Assets   4.7%                          4.6%
                         Abbott Laboratories                                                                  10,732        568,474
                         Bristol-Myers Squibb Co.                                                             31,391        644,457
                         Eli Lilly & Co.                                        274,000 12,647,840           290,779     13,422,359
                         Endo Pharmaceuticals
                         Holdings, Inc.(a)                                                                    28,050        678,529
                         Forest Laboratories,
                         Inc.(a)                                                220,000  7,642,800           220,000      7,642,800
                         Johnson & Johnson                                      349,000 22,454,660           369,750     23,789,715
                         King Pharmaceuticals,
                         Inc.(a)(b)                                                                           49,800        521,406
                         Merck & Co., Inc.                                      367,000 13,832,230           394,556     14,870,816


                                                                                                        MIST LMP Managed Assets
                         Security Description                                 Coupon     Maturity      Par/Shares         Value
                         --------------------------                        ------------ ---------- ----------------- --------------
                         Pfizer, Inc.                                                                         70,023      1,223,302
                         Schering-Plough Corp.                                                                25,800        508,002
                         Watson Pharmaceuticals,
                         Inc.(a)(b)                                                                           24,600        668,382
                         Wyeth                                                                                 6,856        328,814
  Real Estate Investment
                  Trusts                            % of Net Assets                                 0.4%
                         Digital Realty Trust,
                         Inc.(b)                                                                               9,400        218,550
                         Equity Residential                                                                   10,900        417,143
                         Simon Property Group,
                         Inc.                                                                                  2,600        189,800
             Road & Rail                            % of Net Assets                                 1.3%
                         Burlington Northern
                         Santa Fe Corp.                                                                        4,240        423,534
                         CSX Corp.                                                                             9,700        609,257
                         Ryder System, Inc.(b)                                                                17,100      1,177,848
                         Union Pacific Corp.                                                                   7,800        588,900
  Semiconductors & Semi.
               Equipment                            % of Net Assets                                 0.9%
                         Altera Corp.                                                                         15,189        314,412
                         Analog Devices, Inc.
                         Integrated Device
                         Technology, Inc.(a)
                         Intel Corp.                                                                          69,607      1,495,158
                         KLA-Tencor Corp.(b)
                         Linear Technology
                         Corp.(b)
                         Silicon Laboratories,
                         Inc.(a)
                         Texas Instruments, Inc.                                                               7,584        213,566
                         Xilinx, Inc.(b)
                Software                            % of Net Assets                                 3.1%
                         Autodesk, Inc.
                         Blackboard, Inc.(a)(b)                                                                  900         34,407
                         BMC Software, Inc.(a)(b)                                                             27,900      1,004,400
                         CA, Inc.
                         Cadence Design Systems,
                         Inc.(a)                                                                              11,000        111,100
                         Check Point Software
                         Technologies, Ltd.(a)                                                                27,300        646,191
                         Lawson Software,
                         Inc.(a)(b)                                                                            3,400         24,718
                         McAfee, Inc.(a)
                         Microsoft Corp.                                                                     112,117      3,084,339
                         Oracle Corp.(a)                                                                      81,466      1,710,786
                         Symantec Corp.(a)
                         Synopsys, Inc.(a)
        Specialty Retail                            % of Net Assets                                 0.4%
                         AutoZone, Inc.(a)
                         Best Buy Co., Inc.(b)
                         GameStop Corp. (Class
                         A)(a)(b)
                         Home Depot, Inc.                                                                      8,356        195,698
                         Men's Wearhouse, Inc.(b)                                                              6,200        100,998
                         Ross Stores, Inc.(b)                                                                 11,900        422,688
                         Staples, Inc.(b)                                                                      4,500        106,875
                         The Gap, Inc.
                         TJX Cos., Inc.(b)
     Textiles, Apparel &
            Luxury Goods                            % of Net Assets                                 0.3%
                         NIKE, Inc. (Class B)                                                                 10,750        640,807
      Thrifts & Mortgage
                 Finance                            % of Net Assets                                 0.4%
                         Countrywide Financial
                         Corp.(b)                                                                             16,000         68,000
                         Hudson City Bancorp,
                         Inc.(b)                                                                              48,800        813,984
                 Tobacco                            % of Net Assets                                 0.7%
                         Altria Group, Inc.                                                                   19,997        411,138
                         Philip Morris
                         International, Inc.                                                                  19,997        987,652
     Trading Companies &
            Distributors                            % of Net Assets                                 0.1%
                         United Rentals, Inc.(a)                                                              10,700        209,827

                         ----------------------------------------------------------------------------------------------------------
                         Total Common Stock                                                                             114,241,531
                         ----------------------------------------------------------------------------------------------------------
         PREFERRED STOCK                            % of Net Assets                                 0.3%
         ---------------
               Chemicals                            % of Net Assets                                 0.0%
                         Celanese Corp.(b)                                       4.250%                        1,000         58,406
        Commercial Banks                            % of Net Assets                                 0.0%
                         Wachovia Corp.
   Diversified Financial
                Services                            % of Net Assets                                 0.0%
                         CIT Group Inc.                                          8.750%                          500         20,440
                         Citigroup, Inc.
   Oil, Gas & Consumable
                   Fuels                            % of Net Assets                                 0.1%
                         El Paso Corp.                                           4.990%                           65        110,243
      Thrifts & Mortgage
                 Finance                            % of Net Assets                                 0.2%
                         Federal Home Loan
                         Mortgage Corp.(b)                                       8.375%                       11,350        275,805
                         Federal National
                         Mortgage Association(b)                                 8.250%                        8,050        184,747

                         ----------------------------------------------------------------------------------------------------------
                         Total Preferred Stock                                                                              649,641
                         ----------------------------------------------------------------------------------------------------------
   CONVERTIBLE PREFERRED                            % of Net Assets                                 0.3%
                  STOCK
   ---------------------
         Capital Markets                            % of Net Assets                                 0.0%
                         E*Trade Financial
                         Corp.(b)                                                6.125%                        7,700         36,190
                         Lehman Brothers
                         Holdings, Inc.                                          7.250%                           70         56,310
   Diversified Financial
                Services                            % of Net Assets                                 0.1%
                         CIT Group, Inc.                                         7.750%                        6,500         58,110
                         Citigroup, Inc.(b)                                      6.500%                        2,000         87,750
   Hotels, Restaurants &
                 Leisure                            % of Net Assets                                 0.1%
                         Six Flags, Inc.(b)                                      7.250%                       11,500        114,281
  Ind. Power Producers &
          Energy Traders                            % of Net Assets                                 0.1%
                         NRG Energy, Inc.                                        4.000%                           95        207,242
                   Media                            % of Net Assets                                 0.1%
                         Interpublic Group (IPG)
                         (144A)                                                  5.250%                          183        149,420
      Thrifts & Mortgage
                 Finance                            % of Net Assets                                 0.0%
                         Federal National
                         Mortgage Association(d)                                 7.000%                          400         18,963

                         ----------------------------------------------------------------------------------------------------------
                         Total Convertible
                         Preferred Stock                                                                                    728,266
                         ----------------------------------------------------------------------------------------------------------
            FIXED INCOME                            % of Net Assets                                45.2%
           -------------
     Aerospace & Defense                            % of Net Assets                                 0.0%
                         L-3 Communications Corp.                                5.875%   01/15/15
                         L-3 Communications Corp.                                6.375%   10/15/15            65,000         61,100
                Airlines                            % of Net Assets                                 0.1%
                         Continental Airlines,
                         Inc.                                                    5.983%   04/19/22           300,000        247,500
            Asset Backed                            % of Net Assets                                 4.1%
                         Ares VIII CLO, Ltd.
                         (144A)(d)                                               5.288%   02/26/16
                         Banc of America Funding
                         Corp.                                                   2.562%   07/20/36           248,880        228,780
                         Bayview Commercial
                         Asset Trust (144A)(d)                                   2.753%   04/25/36           672,148        579,566
                         Bayview Commercial
                         Asset Trust (144A)(d)                                   2.713%   07/25/36           818,320        687,103
                         Chase Funding Mortgage
                         Loan Asset-Backed
                         Certificates                                            5.833%   04/25/32           276,348        245,751
                         Chase Issuance Trust                                    4.260%   05/15/13
                         Chase Issuance Trust                                    5.120%   10/15/14
                         Countrywide
                         Asset-Backed
                         Certificates                                            3.153%   07/25/34           290,000        261,138
                         Countrywide
                         Asset-Backed
                         Certificates(d)                                         4.208%   12/25/31
                         Countrywide
                         Asset-Backed
                         Certificates                                            5.071%   04/25/35           571,821        454,061
                         Countrywide
                         Asset-Backed
                         Certificates (144A)(d)                                  2.933%   03/25/47           689,908        483,259
                         Countrywide Home Loan
                         Mortgage Pass Through
                         Trust(d)                                                2.683%   04/25/46
                         Countrywide Home Loan
                         Mortgage Pass Through
                         Trust                                                   2.823%   02/25/35           512,135        407,508
                         Countrywide Home Loan
                         Mortgage Pass Through
                         Trust                                                   6.500%   10/25/37
                         Delta Air Lines, Inc.
                         (144A)                                                  6.821%   08/10/22            97,284         82,205
                         Deutsche Mortgage
                         Securities Inc.                                         5.087%   06/26/35           280,000        235,691
                         Finance America
                         Mortgage Loan Trust                                     3.533%   09/25/33           276,612        249,837
                         Ford Credit Auto Owner
                         Trust                                                   5.070%   12/15/10
                         Fremont Home Loan Trust                                 3.533%   12/25/33           257,162        218,078
                         GE Business Loan Trust
                         (144A)(d)                                               3.771%   04/15/31
                         Greenpoint Mortgage
                         Funding Trust                                           2.883%   09/25/34           350,000        245,499
                         Harborview Mortgage
                         Loan Trust(d)                                           2.693%   11/19/36
                         Harborview Mortgage
                         Loan Trust(d)                                           2.793%   11/19/35
                         Harborview Mortgage
                         Loan Trust                                              3.483%   11/25/47           287,786        229,328
                         Home Equity Asset
                         Trust(d)                                                2.593%   07/25/37
                         Knollwood CDO, Ltd.
                         (144A)(d) 5.928% 02/08/39
                         Long Beach Mortgage
                         Loan Trust(d)                                           3.583%   03/25/34
                         Master Adjustable Rate
                         Mortgages Trust                                         4.626%   09/25/33           478,852        426,100
                         Master Reperforming
                         Loan Trust                                              2.833%   05/25/35           515,608        455,655

                                                                                                         MIST LMP Managed Assets
                         Security Description                                   Coupon   Maturity         Par/Shares      Value
                         --------------------------                        ------------ ---------- ----------------- --------------
                         Pfizer, Inc.                                         1,053,000 18,395,910         1,123,023     19,619,212
                         Schering-Plough Corp.                                                                25,800        508,002
                         Watson Pharmaceuticals,
                         Inc.(a)(b)                                                                           24,600        668,382
                         Wyeth                                                                                 6,856        328,814
  Real Estate Investment
                  Trusts                            % of Net Assets   0.0%                          0.0%
                         Digital Realty Trust,
                         Inc.(b)                                                                               9,400        218,550
                         Equity Residential                                                                   10,900        417,143
                         Simon Property Group,
                         Inc.                                                                                  2,600        189,800
             Road & Rail                            % of Net Assets   0.0%                          0.2%
                         Burlington Northern
                         Santa Fe Corp.                                                                        4,240        423,534
                         CSX Corp.                                                                             9,700        609,257
                         Ryder System, Inc.(b)                                                                17,100      1,177,848
                         Union Pacific Corp.                                                                   7,800        588,900
  Semiconductors & Semi.
               Equipment                            % of Net Assets   4.7%                          4.2%
                         Altera Corp.                                           466,000  9,646,200           481,189      9,960,612
                         Analog Devices, Inc.                                   122,000  3,875,940           122,000      3,875,940
                         Integrated Device
                         Technology, Inc.(a)                                    460,000  4,572,400           460,000      4,572,400
                         Intel Corp.                                            495,000 10,632,600           564,607     12,127,758
                         KLA-Tencor Corp.(b)                                    230,000  9,363,300           230,000      9,363,300
                         Linear Technology
                         Corp.(b)                                               306,000  9,966,420           306,000      9,966,420
                         Silicon Laboratories,
                         Inc.(a)                                                110,000  3,969,900           110,000      3,969,900
                         Texas Instruments, Inc.                                423,000 11,911,680           430,584     12,125,246
                         Xilinx, Inc.(b)                                        388,000  9,797,000           388,000      9,797,000
                Software                            % of Net Assets   4.0%                          3.9%
                         Autodesk, Inc.                                         210,000  7,100,100           210,000      7,100,100
                         Blackboard, Inc.(a)(b)                                                                  900         34,407
                         BMC Software, Inc.(a)(b)                                46,100  1,659,600            74,000      2,664,000
                         CA, Inc.                                                57,200  1,320,748            57,200      1,320,748
                         Cadence Design Systems,
                         Inc.(a)                                                                              11,000        111,100
                         Check Point Software
                         Technologies, Ltd.(a)                                                                27,300        646,191
                         Lawson Software,
                         Inc.(a)(b)                                                                            3,400         24,718
                         McAfee, Inc.(a)                                         46,100  1,568,783            46,100      1,568,783
                         Microsoft Corp.                                        912,000 25,089,120         1,024,117     28,173,459
                         Oracle Corp.(a)                                        710,000 14,910,000           791,466     16,620,786
                         Symantec Corp.(a)                                      552,000 10,681,200           552,000     10,681,200
                         Synopsys, Inc.(a)                                       53,100  1,269,621            53,100      1,269,621
        Specialty Retail                            % of Net Assets   2.2%                          2.0%
                         AutoZone, Inc.(a)                                       21,400  2,589,614            21,400      2,589,614
                         Best Buy Co., Inc.(b)                                  239,000  9,464,400           239,000      9,464,400
                         GameStop Corp. (Class
                         A)(a)(b)                                               100,000  4,040,000           100,000      4,040,000
                         Home Depot, Inc.                                                                      8,356        195,698
                         Men's Wearhouse, Inc.(b)                                                              6,200        100,998
                         Ross Stores, Inc.(b)                                                                 11,900        422,688
                         Staples, Inc.(b)                                                                      4,500        106,875
                         The Gap, Inc.                                          484,000  8,068,280           484,000      8,068,280
                         TJX Cos., Inc.(b)                                      323,000 10,164,810           323,000     10,164,810
     Textiles, Apparel &
            Luxury Goods                            % of Net Assets   0.6%                          0.6%
                         NIKE, Inc. (Class B)                                   167,000  9,954,870           177,750     10,595,677
      Thrifts & Mortgage
                 Finance                            % of Net Assets   0.0%                          0.0%
                         Countrywide Financial
                         Corp.(b)                                                                             16,000         68,000
                         Hudson City Bancorp,
                         Inc.(b)                                                                              48,800        813,984
                 Tobacco                            % of Net Assets   0.0%                          0.1%
                         Altria Group, Inc.                                                                   19,997        411,138
                         Philip Morris
                         International, Inc.                                                                  19,997        987,652
     Trading Companies &
            Distributors                            % of Net Assets   0.0%                          0.0%
                         United Rentals, Inc.(a)                                                              10,700        209,827

                         ----------------------------------------------------------------------------------------------------------
                         Total Common Stock                                            929,940,105                    1,044,181,636
                         ----------------------------------------------------------------------------------------------------------
         PREFERRED STOCK                            % of Net Assets   0.1%                          0.1%
         ---------------
               Chemicals                            % of Net Assets   0.0%                          0.0%
                         Celanese Corp.(b)                                                                     1,000         58,406
        Commercial Banks                            % of Net Assets   0.1%                          0.1%
                         Wachovia Corp.                                          40,200    901,284            40,200        901,284
   Diversified Financial
                Services                            % of Net Assets   0.1%                          0.1%
                         CIT Group Inc.                                                                          500         20,440
                         Citigroup, Inc.                                         48,000  1,075,200            48,000      1,075,200
   Oil, Gas & Consumable
                   Fuels                            % of Net Assets   0.0%                          0.0%
                         El Paso Corp.                                                                            65        110,243
      Thrifts & Mortgage
                 Finance                            % of Net Assets   0.0%                          0.0%
                         Federal Home Loan
                         Mortgage Corp.(b)                                                                    11,350        275,805
                         Federal National
                         Mortgage Association(b)                                                               8,050        184,747

                         ----------------------------------------------------------------------------------------------------------
                         Total Preferred Stock                                           1,976,484                        2,626,125
                         ----------------------------------------------------------------------------------------------------------
   CONVERTIBLE PREFERRED                            % of Net Assets   0.0%                          0.0%
                   STOCK
   ---------------------
         Capital Markets                            % of Net Assets   0.0%                          0.0%
                         E*Trade Financial
                         Corp.(b)                                                                              7,700         36,190
                         Lehman Brothers
                         Holdings, Inc.                                                                           70         56,310
   Diversified Financial
                Services                            % of Net Assets   0.0%                          0.0%
                         CIT Group, Inc.                                                                       6,500         58,110
                         Citigroup, Inc.(b)                                                                    2,000         87,750
   Hotels, Restaurants &
                 Leisure                            % of Net Assets   0.0%                          0.0%
                         Six Flags, Inc.(b)                                                                   11,500        114,281
  Ind. Power Producers &
          Energy Traders                            % of Net Assets   0.0%                          0.0%
                         NRG Energy, Inc.                                                                         95        207,242
                   Media                            % of Net Assets   0.0%                          0.0%
                         Interpublic Group (IPG)
                         (144A)                                                                                  183        149,420
      Thrifts & Mortgage
                 Finance                            % of Net Assets   0.0%                          0.0%
                         Federal National
                         Mortgage Association(d)                                                                 400         18,963

                         ----------------------------------------------------------------------------------------------------------
                         Total Convertible
                         Preferred Stock                                                         0                          728,266
                         ----------------------------------------------------------------------------------------------------------
            FIXED INCOME                            % of Net Assets  46.5%                         46.3%
            ------------
     Aerospace & Defense                            % of Net Assets   0.0%                          0.0%
                         L-3 Communications Corp.                               150,000    138,375           150,000        138,375
                         L-3 Communications Corp.                                75,000     70,125           140,000        131,225
                Airlines                            % of Net Assets   0.0%                          0.0%
                         Continental Airlines,
                         Inc.                                                                                300,000        247,500
            Asset Backed                            % of Net Assets   2.2%                          2.4%
                         Ares VIII CLO, Ltd.
                         (144A)(d)                                            1,150,000    851,495         1,150,000        851,495
                         Banc of America Funding
                         Corp.                                                                               248,880        228,780
                         Bayview Commercial
                         Asset Trust (144A)(d)                                                               672,148        579,566
                         Bayview Commercial
                         Asset Trust (144A)(d)                                                               818,320        687,103
                         Chase Funding Mortgage
                         Loan Asset-Backed
                         Certificates                                                                        276,348        245,751
                         Chase Issuance Trust                                 4,695,000  4,664,452         4,695,000      4,664,452
                         Chase Issuance Trust                                 4,500,000  4,547,809         4,500,000      4,547,809
                         Countrywide
                         Asset-Backed
                         Certificates                                                                        290,000        261,138
                         Countrywide
                         Asset-Backed
                         Certificates(d)                                         82,426     61,622            82,426         61,622
                         Countrywide
                         Asset-Backed
                         Certificates                                                                        571,821        454,061
                         Countrywide
                         Asset-Backed
                         Certificates (144A)(d)                                                              689,908        483,259
                         Countrywide Home Loan
                         Mortgage Pass Through
                         Trust(d)                                               817,190    583,240           817,190        583,240
                         Countrywide Home Loan
                         Mortgage Pass Through
                         Trust                                                                               512,135        407,508
                         Countrywide Home Loan
                         Mortgage Pass Through
                         Trust                                                2,353,238  2,304,702         2,353,238      2,304,702
                         Delta Air Lines, Inc.
                         (144A)                                                                               97,284         82,205
                         Deutsche Mortgage
                         Securities Inc.                                                                     280,000        235,691
                         Finance America
                         Mortgage Loan Trust                                                                 276,612        249,837
                         Ford Credit Auto Owner
                         Trust                                                4,150,000  4,210,349         4,150,000      4,210,349
                         Fremont Home Loan Trust                                                             257,162        218,078
                         GE Business Loan Trust
                         (144A)(d)                                              493,420    396,004           493,420        396,004
                         Greenpoint Mortgage
                         Funding Trust                                                                       350,000        245,499
                         Harborview Mortgage
                         Loan Trust(d)                                        1,431,760  1,008,732         1,431,760      1,008,732
                         Harborview Mortgage
                         Loan Trust(d)                                        1,878,923  1,427,366         1,878,923      1,427,366
                         Harborview Mortgage
                         Loan Trust                                                                          287,786        229,328
                         Home Equity Asset
                         Trust(d)                                             1,750,391  1,691,381         1,750,391      1,691,381
                         Knollwood CDO, Ltd.
                         (144A)(d)                                              413,443        413           413,443            413
                         Long Beach Mortgage
                         Loan Trust(d)                                        1,320,524  1,157,741         1,320,524      1,157,741
                         Master Adjustable Rate
                         Mortgages Trust                                                                     478,852        426,100
                         Master Reperforming
                         Loan Trust                                                                          515,608        455,655

                                                                                                         MIST LMP Managed Assets
                         Security Description                                 Coupon     Maturity       Par/Shares        Value
                         --------------------------                           --------- ----------     ------------- --------------
                         Master Reperforming
                         Loan Trust                                              5.894%   05/25/36           491,914        452,561
                         MLCC Mortgage Investors
                         Inc.                                                    5.377%   02/25/36           241,280        233,388
                         Morgan Stanley Home
                         Equity Loans                                            2.803%   09/25/35           530,000        467,683
                         Nelnet Student Loan
                         Trust                                                   4.100%   04/25/24           150,000        148,498
                         Residential Asset
                         Securities Corp.                                        6.349%   03/25/32           252,885        176,185
                         SLM Student Loan
                         Trust(d)                                                3.977%   10/25/16
                         SLM Student Loan
                         Trust(d)                                                4.197%   01/25/28
                         SLM Student Loan
                         Trust(d)                                                4.597%   07/25/23
                         Structured Asset
                         Investment Loan Trust(d)                                5.408%   04/25/33
                         Structured Asset
                         Securities Corp.                                        2.733%   11/25/37           233,184        211,707
                         Terwin Mortgage Trust                                   4.750%   10/25/37           176,814         46,449
                         WaMu Mortgage Pass
                         Through Certificates                                    5.954%   08/25/36           270,000        211,182
                         WaMu Mortgage Pass
                         Through Certificates                                    5.759%   11/25/36           550,000        471,554
                         WaMu Mortgage Pass
                         Through Certificates                                    2.803%   08/25/45           508,920        405,750
                         WaMu Mortgage Pass
                         Through Certificates                                    2.763%   11/25/45           554,368        420,078
             Automobiles                            % of Net Assets                                 0.3%
                         DaimlerChrysler NA
                         Holding Corp.                                           5.875%   03/15/11           360,000        381,264
                         Ford Motor Co.(b)                                       7.450%   07/16/31           530,000        311,375
           Biotechnology                            % of Net Assets                                 0.0%
                         Bio-Rad Labratories,
                         Inc.                                                    7.500%   08/15/13
                         FMC Finance III S.A.                                    6.875%   07/15/17            90,000         88,875
         Capital Markets                            % of Net Assets                                 1.9%
                         Goldman Sachs Group,
                         Inc.                                                    4.500%   06/15/10           130,000        130,235
                         Goldman Sachs Group,
                         Inc. 5.250% 10/15/13 Goldman Sachs Group,
                         Inc.                                                    5.625%   01/15/17           650,000        603,256
                         Lehman Brothers
                         Holdings, Inc.(d)                                       4.476%   09/15/22           430,000        417,103
                         Lehman Brothers
                         Holdings, Inc.                                          5.250%   02/06/12
                         Lehman Brothers
                         Holdings, Inc.                                          6.200%   09/26/14            60,000         57,341
                         Lehman Brothers
                         Holdings, Inc.                                          6.500%   07/19/17           870,000        806,188
                         Lehman Brothers
                         Holdings, Inc.                                          6.750%   12/28/17
                         Lehman Brothers
                         Holdings, Inc.                                          7.000%   09/27/27
                         Merrill Lynch & Co.,
                         Inc. Series C                                           4.250%   02/08/10           170,000        166,414
                         Merrill Lynch & Co.,
                         Inc. Series C                                           5.000%   01/15/15           170,000        155,113
                         Merrill Lynch & Co.,
                         Inc. Series C                                           6.110%   01/29/37           730,000        581,476
                         Morgan Stanley(d)                                       2.960%   01/09/12
                         Morgan Stanley(d)                                       3.184%   10/18/16            80,000         69,519
                         Morgan Stanley                                          5.050%   01/21/11           600,000        593,507
                         Morgan Stanley                                          6.250%   08/28/17
                         Morgan Stanley                                          6.750%   04/15/11
                         The Bear Stearns Cos.,
                         Inc.(d) 3.218% 07/19/10 The Bear Stearns Cos.,
                         Inc.(b)                                                 5.550%   01/22/17           380,000        351,788
                         The Bear Stearns Cos.,
                         Inc.                                                    6.400%   10/02/17           240,000        237,574
                         The Bear Stearns Cos.,
                         Inc.                                                    6.950%   08/10/12
               Chemicals                            % of Net Assets                                 0.0%
                         Westlake Chemical Corp.                                 6.625%   01/15/16            40,000         33,800
        Commercial Banks                            % of Net Assets                                 1.6%
                         BAC Capital Trust XIV                                   5.630%   12/31/49           150,000        117,141
                         Barclays Bank, Plc.
                         (144A)(d)                                               7.434%   09/29/49
                         Glitnir Banki HF (144A)                                 6.330%   07/28/11           100,000         81,163
                         Glitnir Banki HF (144A)                                 6.375%   09/25/12           100,000         86,029
                         Glitnir Banki HF (144A)                                 6.693%   06/15/16           230,000        147,993
                         JPMorgan Chase Bank,
                         N.A. 6.000% 07/05/17
                         Kaupthing Bank HF (144A)                                7.625%   02/28/15           580,000        523,914
                         Landsbanki Islands HF
                         (144A)                                                  6.100%   08/25/11           320,000        282,314
                         NationsBank Corp.                                       7.800%   09/15/16
                         Rabobank Capital Fund
                         Trust III (144A)                                        5.254%   12/31/16           200,000        172,035
                         RBS Capital Trust I                                     4.709%   12/29/49           300,000        260,990
                         Royal Bank of Scotland
                         Group, Plc.(b)                                          5.050%   01/08/15           300,000        284,831
                         Royal Bank of Scotland
                         Group, Plc.(d)                                          7.640%   03/31/49           100,000         91,579
                         Santander Issuances,
                         S.A. Unipersonal (144A)                                 5.805%   06/20/16           170,000        164,373
                         Shinsei Finance Cayman,
                         Ltd. (144A)                                             6.418%   01/29/49           200,000        140,652
                         SunTrust Capital VIII                                   6.100%   12/15/36           260,000        207,098
                         UBS AG Stamford Branch                                  5.750%   04/25/18
                         UBS AG Stamford Branch                                  5.875%   12/20/17
                         Wachovia Corp.(d)                                       7.980%   12/31/49
                         Wachovia Bank, N.A.                                     3.164%   11/03/14           700,000        636,725
                         Wachovia Bank, N.A.(b)                                  4.800%   11/01/14           200,000        181,355
                         Wachovia Bank, N.A.                                     6.000%   11/15/17
                         Wachovia Bank, N.A.                                     6.600%   01/15/38
                         Wells Fargo & Co.                                       4.625%   08/09/10
                         Wells Fargo & Co.                                       4.875%   01/12/11
                         Wells Fargo Capital X                                   5.950%   12/15/36           100,000         91,010
              Commercial
         Mortgage-Backed                            % of Net Assets                                 3.0%
                         American Home Mortgage
                         Assets(d)                                               2.673%   11/25/36
                         American Home Mortgage
                         Investment Trust(d)                                     5.294%   06/25/45           506,512        427,002
                         Banc of America
                         Commercial Mortgage,
                         Inc.                                                    4.870%   12/10/42           450,000        393,104
                         Banc of America
                         Commercial Mortgage,
                         Inc. 5.118% 07/11/43 Banc of America
                         Commercial Mortgage,
                         Inc.(d) 5.144% 11/10/42 Banc of America
                         Commercial Mortgage,
                         Inc. 7.333% 10/15/09 Bear Stearns Commercial
                         Mortgage Securities,
                         Inc. 4.361% 06/11/41 Bear Stearns Commercial
                         Mortgage Securities,
                         Inc. 4.674% 06/11/41 Bear Stearns Commercial
                         Mortgage Securities,
                         Inc.                                                    5.405%   12/11/40           600,000        582,864
                         Bear Stearns Commercial
                         Mortgage Securities,
                         Inc.(d) 5.742% 09/11/42 Bear Stearns Commercial
                         Mortgage Securities,
                         Inc. 5.920% 10/15/36 Bear Stearns Commercial
                         Mortgage Securities,
                         Inc.(d)                                                 6.001%   06/25/47
                         Chase Commerical
                         Mortgage Securities
                         Corp.                                                   7.319%   10/15/32
                         Citigroup Mortgage Loan
                         Trust, Inc.(d)                                          5.889%   06/10/17
                         Citigroup/Deutsche Bank
                         Commercial Mortgage
                         Trust                                                   5.886%   11/15/44
                         CitiMortgage
                         Alternative Loan Trust                                  6.000%   10/25/37
                         Cobalt Commercial
                         Mortgage Trust(d)                                       6.015%   05/15/46
                         Commercial Mortgage
                         Pass Through
                         Certificates(d)                                         6.010%   12/10/49
                         Countrywide Alternative
                         Loan Trust                                              2.672%   03/20/47
                         Countrywide Alternative
                         Loan Trust(d)                                           2.723%   12/25/46           844,403        484,761
                         Countrywide Alternative
                         Loan Trust(d)                                           4.488%   08/25/46
                         Credit Suisse Mortgage
                         Capital Certificates                                    5.311%   12/15/39
                         Credit Suisse Mortgage
                         Capital Certificates                                    5.467%   09/15/39           370,000        352,409
                         Credit Suisse Mortgage
                         Capital Certificates                                    6.000%   10/25/21
                         CS First Boston
                         Mortgage Securities
                         Corp.(d)                                                3.936%   05/15/38
                         CS First Boston
                         Mortgage Securities
                         Corp.                                                   4.940%   12/15/35
                         CS First Boston
                         Mortgage Securities
                         Corp.                                                   5.183%   11/15/36
                         CS First Boston
                         Mortgage Securities
                         Corp.                                                   5.603%   07/15/35
                         Deutsche ALT-A
                         Securities, Inc.(d)                                     2.683%   02/25/47
                         First Union National
                         Bank Commercial Mortgage                                6.663%   01/12/43
                         First Union National
                         Bank Commercial
                         Mortgage Trust (144A)(d)                                7.793%   12/15/31
                         GE Capital Commercial
                         Mortgage Corp.                                          4.578%   06/10/48
                         GE Capital Commercial
                         Mortgage Corp.                                          4.996%   12/10/37
                         GE Capital Commercial
                         Mortgage Corp.                                          6.269%   12/10/35
                         GMAC Commercial
                         Mortgage Securities,
                         Inc. 7.455% 08/16/33 GMAC Mortgage Corp.
                         Loan Trust(d)                                           2.723%   10/25/34           650,797        509,975
                         Greenwich Capital
                         Commercial Funding
                         Corp.(d)                                                5.479%   04/10/37
                         Greenwich Capital
                         Commercial Funding
                         Corp.(d)                                                6.112%   07/10/38
                         GS Mortgage Securities
                         Corp. II(d)                                             5.560%   11/10/39
                         GSR Mortgage Loan
                         Trust(d)                                                2.673%   08/25/46
                         GSR Mortgage Loan
                         Trust(d)                                                5.248%   11/25/35
                         Indymac Index Mortgage
                         Loan Trust(d)                                           2.793%   06/25/34           122,255        108,430
                         Indymac Index Mortgage
                         Loan Trust                                              5.383%   10/25/35           359,419        286,831
                         JPMorgan Chase
                         Commercial Mortgage
                         Securities Corp.                                        4.922%   01/15/42           600,000        524,164
                         JPMorgan Chase
                         Commercial Mortgage
                         Securities Corp.                                        4.999%   10/15/42           430,000        401,644
                         JPMorgan Chase
                         Commercial Mortgage
                         Securities Corp.                                        5.336%   05/15/47
                         JPMorgan Chase
                         Commercial Mortgage
                         Securities Corp.(d)                                     5.432%   08/25/35
                         JPMorgan Chase
                         Commercial Mortgage
                         Securities Corp.(d)                                     5.827%   02/15/51
                         JPMorgan Chase
                         Commercial Mortgage
                         Securities Corp.(d)                                     5.992%   06/15/49
                         JPMorgan Commercial
                         Mortgage Finance
                         Corp.(d)                                                6.658%   10/15/35
                         JPMorgan Commercial
                         Mortgage Finance Corp.                                  7.351%   09/15/29
                         JPMorgan Mortgage
                         Trust(d)                                                3.884%   08/25/34
                         JPMorgan Mortgage Trust                                 5.500%   03/25/22

                                                                                                              Aggregate Combined
                                                                       MSF BlackRock Diversified                Portfolios
                         Security Description                            Par/Shares        Value         Shares           Value
                         --------------------------                 ------------------- ---------- ----------------- --------------
                         Master Reperforming
                         Loan Trust                                                                          491,914        452,561
                         MLCC Mortgage
                         Investors Inc.                                                                      241,280        233,388
                         Morgan Stanley Home
                         Equity Loans                                                                        530,000        467,683
                         Nelnet Student Loan
                         Trust                                                                               150,000        148,498
                         Residential Asset
                         Securities Corp.                                                                    252,885        176,185
                         SLM Student Loan
                         Trust(d)                                             6,010,000  6,101,088         6,010,000      6,101,088
                         SLM Student Loan
                         Trust(d)                                             1,520,000  1,559,426         1,520,000      1,559,426
                         SLM Student Loan
                         Trust(d)                                             4,100,000  4,264,000         4,100,000      4,264,000
                         Structured Asset
                         Investment Loan
                         Trust(d)                                                40,741     21,957            40,741         21,957
                         Structured Asset
                         Securities Corp.                                                                    233,184        211,707
                         Terwin Mortgage Trust                                                               176,814         46,449
                         WaMu Mortgage Pass
                         Through Certificates                                                                270,000        211,182
                         WaMu Mortgage Pass
                         Through Certificates                                                                550,000        471,554
                         WaMu Mortgage Pass
                         Through Certificates                                                                508,920        405,750
                         WaMu Mortgage Pass
                         Through Certificates                                                                554,368        420,078
             Automobiles                            % of Net Assets   0.0%                          0.0%
                         DaimlerChrysler NA
                         Holding Corp.                                                                       360,000        381,264
                         Ford Motor Co.(b)                                                                   530,000        311,375
           Biotechnology                            % of Net Assets   0.0%                          0.0%
                         Bio-Rad Labratories,
                         Inc.                                                   375,000    376,875           375,000        376,875
                         FMC Finance III S.A.                                                                 90,000         88,875
         Capital Markets                            % of Net Assets   1.4%                          1.4%
                         Goldman Sachs Group,
                         Inc.                                                                                130,000        130,235
                         Goldman Sachs Group,
                         Inc.                                                 3,620,000  3,543,473         3,620,000      3,543,473
                         Goldman Sachs Group,
                         Inc.                                                                                650,000        603,256
                         Lehman Brothers
                         Holdings, Inc.(d)                                                                   430,000        417,103
                         Lehman Brothers
                         Holdings, Inc.                                       1,310,000  1,239,698         1,310,000      1,239,698
                         Lehman Brothers
                         Holdings, Inc.                                                                       60,000         57,341
                         Lehman Brothers
                         Holdings, Inc.                                         900,000    832,607         1,770,000      1,638,795
                         Lehman Brothers
                         Holdings, Inc.                                       2,075,000  1,949,307         2,075,000      1,949,307
                         Lehman Brothers
                         Holdings, Inc.                                       1,110,000  1,026,313         1,110,000      1,026,313
                         Merrill Lynch & Co.,
                         Inc. Series C                                                                      170,000        166,414
                         Merrill Lynch & Co.,
                         Inc. Series C                                                                      170,000        155,113
                         Merrill Lynch & Co.,
                         Inc. Series C                                                                       730,000        581,476
                         Morgan Stanley(d)                                    8,540,000  7,936,888         8,540,000      7,936,888
                         Morgan Stanley(d)                                                                    80,000         69,519
                         Morgan Stanley                                                                      600,000        593,507
                         Morgan Stanley                                         675,000    629,309           675,000        629,309
                         Morgan Stanley                                         550,000    564,187           550,000        564,187
                         The Bear Stearns Cos.,
                         Inc.(d)                                                790,000    774,635           790,000        774,635
                         The Bear Stearns Cos.,
                         Inc.(b)                                                                             380,000        351,788
                         The Bear Stearns Cos.,
                         Inc.                                                   900,000    889,372         1,140,000      1,126,946
                         The Bear Stearns Cos.,
                         Inc.                                                 2,165,000  2,251,106         2,165,000      2,251,106
               Chemicals                            % of Net Assets   0.0%                          0.0%
                         Westlake Chemical Corp.                                                              40,000         33,800
        Commercial Banks                            % of Net Assets   1.4%                          1.4%
                         BAC Capital Trust XIV                                                               150,000        117,141
                         Barclays Bank, Plc.
                         (144A)(d)                                            2,585,000  2,424,671         2,585,000      2,424,671
                         Glitnir Banki HF (144A)                                                             100,000         81,163
                         Glitnir Banki HF (144A)                                                             100,000         86,029
                         Glitnir Banki HF (144A)                                                             230,000        147,993
                         JPMorgan Chase Bank,
                         N.A.                                                 2,500,000  2,450,692         2,500,000      2,450,692
                         Kaupthing Bank HF
                         (144A)                                                                              580,000        523,914
                         Landsbanki Islands HF
                         (144A)                                                                              320,000        282,314
                         NationsBank Corp.                                      925,000    991,204           925,000        991,204
                         Rabobank Capital Fund
                         Trust III (144A)                                                                    200,000        172,035
                         RBS Capital Trust I                                                                 300,000        260,990
                         Royal Bank of Scotland
                         Group, Plc.(b)                                                                      300,000        284,831
                         Royal Bank of Scotland
                         Group, Plc.(d)                                       2,000,000  1,828,658         2,100,000      1,920,237
                         Santander Issuances,
                         S.A. Unipersonal (144A)                                                             170,000        164,373
                         Shinsei Finance
                         Cayman, Ltd. (144A)                                                                 200,000        140,652
                         SunTrust Capital VIII                                                               260,000        207,098
                         UBS AG Stamford Branch                               2,200,000  2,149,068         2,200,000      2,149,068
                         UBS AG Stamford Branch                               3,375,000  3,283,031         3,375,000      3,283,031
                         Wachovia Corp.(d)                                    2,875,000  2,640,400         2,875,000      2,640,400
                         Wachovia Bank, N.A.                                                                 700,000        636,725
                         Wachovia Bank, N.A.(b)                                                              200,000        181,355
                         Wachovia Bank, N.A.                                  2,050,000  1,914,169         2,050,000      1,914,169
                         Wachovia Bank, N.A.                                  2,150,000  1,873,489         2,150,000      1,873,489
                         Wells Fargo & Co.                                    1,710,000  1,727,249         1,710,000      1,727,249
                         Wells Fargo & Co.                                      590,000    598,134           590,000        598,134
                         Wells Fargo Capital X                                                               100,000         91,010
             Commercial
         Mortgage-Backed                            % of Net Assets  10.8%                          9.9%
                         American Home Mortgage
                         Assets(d)                                              636,432    439,227           636,432        439,227
                         American Home Mortgage
                         Investment Trust(d)                                                                 506,512        427,002
                         Banc of America
                         Commercial Mortgage,
                         Inc.                                                                                450,000        393,104
                         Banc of America
                         Commercial Mortgage,
                         Inc.                                                 5,365,000  5,293,105         5,365,000      5,293,105
                         Banc of America
                         Commercial Mortgage,
                         Inc.(d)                                              3,630,000  3,585,299         3,630,000      3,585,299
                         Banc of America
                         Commercial Mortgage,
                         Inc.                                                 3,731,739  3,812,832         3,731,739      3,812,832
                         Bear Stearns
                         Commercial Mortgage
                         Securities, Inc.                                     2,059,659  2,053,905         2,059,659      2,053,905
                         Bear Stearns
                         Commercial Mortgage
                         Securities, Inc.                                       930,000    867,278           930,000        867,278
                         Bear Stearns
                         Commercial Mortgage
                         Securities, Inc.                                                                   600,000        582,864
                         Bear Stearns
                         Commercial Mortgage
                         Securities, Inc.(d)                                  3,875,000  3,662,532         3,875,000      3,662,532
                         Bear Stearns
                         Commercial Mortgage
                         Securities, Inc.                                     1,175,417  1,188,809         1,175,417      1,188,809
                         Bear Stearns
                         Commercial Mortgage
                         Securities, Inc.(d)                                  4,502,602  4,144,908         4,502,602      4,144,908
                         Chase Commerical
                         Mortgage Securities
                         Corp.                                                1,555,703  1,610,687         1,555,703      1,610,687
                         Citigroup Mortgage
                         Loan Trust, Inc.(d)                                  1,750,000  1,590,392         1,750,000      1,590,392
                         Citigroup/Deutsche
                         Bank Commercial
                         Mortgage Trust                                       1,750,000  1,670,512         1,750,000      1,670,512
                         CitiMortgage
                         Alternative Loan Trust                               4,457,037  3,916,621         4,457,037      3,916,621
                         Cobalt Commercial
                         Mortgage Trust(d)                                    1,260,000  1,205,013         1,260,000      1,205,013
                         Commercial Mortgage
                         Pass Through
                         Certificates(d)                                      4,310,000  4,125,118         4,310,000      4,125,118
                         Countrywide
                         Alternative Loan Trust                               1,905,186  1,387,825         1,905,186      1,387,825
                         Countrywide
                         Alternative Loan
                         Trust(d)                                                                           844,403        484,761
                         Countrywide
                         Alternative Loan
                         Trust(d)                                               720,473    530,696           720,473        530,696
                         Credit Suisse Mortgage
                         Capital Certificates                                 4,000,000  3,756,497         4,000,000      3,756,497
                         Credit Suisse Mortgage
                         Capital Certificates                                                                370,000        352,409
                         Credit Suisse Mortgage
                         Capital Certificates                                 1,155,170  1,068,532         1,155,170      1,068,532
                         CS First Boston
                         Mortgage Securities
                         Corp.(d)                                             4,000,000  3,706,422         4,000,000      3,706,422
                         CS First Boston
                         Mortgage Securities
                         Corp.                                                4,405,000  4,279,557         4,405,000      4,279,557
                         CS First Boston
                         Mortgage Securities
                         Corp.                                                2,890,000  2,855,273         2,890,000      2,855,273
                         CS First Boston
                         Mortgage Securities
                         Corp.                                                3,850,000  3,845,770         3,850,000      3,845,770
                         Deutsche ALT-A
                         Securities, Inc.(d)                                    954,086    686,716           954,086        686,716
                         First Union National
                         Bank Commercial
                         Mortgage                                             3,710,000  3,822,401         3,710,000      3,822,401
                         First Union National
                         Bank Commercial
                         Mortgage Trust
                         (144A)(d)                                            3,700,000  3,838,140         3,700,000      3,838,140
                         GE Capital Commercial
                         Mortgage Corp.                                       3,480,000  3,380,382         3,480,000      3,380,382
                         GE Capital Commercial
                         Mortgage Corp.                                       4,340,000  4,247,094         4,340,000      4,247,094
                         GE Capital Commercial
                         Mortgage Corp.                                       3,440,000  3,517,422         3,440,000      3,517,422
                         GMAC Commercial
                         Mortgage Securities,
                         Inc.                                                 3,030,318  3,142,772         3,030,318      3,142,772
                         GMAC Mortgage Corp.
                         Loan Trust(d)                                                                       650,797        509,975
                         Greenwich Capital
                         Commercial Funding
                         Corp.(d)                                             1,120,000    986,085         1,120,000        986,085
                         Greenwich Capital
                         Commercial Funding
                         Corp.(d)                                             3,280,000  3,235,624         3,280,000      3,235,624
                         GS Mortgage Securities
                         Corp. II(d)                                          1,455,000  1,392,919         1,455,000      1,392,919
                         GSR Mortgage Loan
                         Trust(d)                                             2,150,309  1,549,746         2,150,309      1,549,746
                         GSR Mortgage Loan
                         Trust(d)                                             2,012,619  1,891,120         2,012,619      1,891,120
                         Indymac Index Mortgage
                         Loan Trust(d)                                                                       122,255        108,430
                         Indymac Index Mortgage
                         Loan Trust                                                                          359,419        286,831
                         JPMorgan Chase
                         Commercial Mortgage
                         Securities Corp.                                                                    600,000        524,164
                         JPMorgan Chase
                         Commercial Mortgage
                         Securities Corp.                                                                    430,000        401,644
                         JPMorgan Chase
                         Commercial Mortgage
                         Securities Corp.                                     1,835,000  1,721,343         1,835,000      1,721,343
                         JPMorgan Chase
                         Commercial Mortgage
                         Securities Corp.(d)                                 10,145,627  9,588,100        10,145,627      9,588,100
                         JPMorgan Chase
                         Commercial Mortgage
                         Securities Corp.(d)                                  1,390,000  1,372,108         1,390,000      1,372,108
                         JPMorgan Chase
                         Commercial Mortgage
                         Securities Corp.(d)                                  1,700,000  1,684,485         1,700,000      1,684,485
                         JPMorgan Commercial
                         Mortgage Finance
                         Corp.(d)                                               175,000    175,323           175,000        175,323
                         JPMorgan Commercial
                         Mortgage Finance Corp.                               1,025,309  1,043,784         1,025,309      1,043,784
                         JPMorgan Mortgage
                         Trust(d)                                             3,892,808  3,794,893         3,892,808      3,794,893
                         JPMorgan Mortgage Trust                                478,219    462,229           478,219        462,229


                                                                                                         MIST LMP Managed Assets
                         Security Description                      Coupon     Maturity                  Par/Shares        Value
                         --------------------------                -------   ----------                ------------- --------------
                         JPMorgan Mortgage Trust                     5.875%    07/25/36
                         Lake Country Mortgage
                         Loan Trust (144A)(d)                        2.613%    07/25/34                      158,602        157,143
                         LB-UBS Commercial
                         Mortgage Trust                              3.636%    08/15/08
                         LB-UBS Commercial
                         Mortgage Trust                              4.023%    09/15/26
                         LB-UBS Commercial
                         Mortgage Trust                              4.071%    09/15/26
                         LB-UBS Commercial
                         Mortgage Trust                              5.372%    09/15/39
                         LB-UBS Commercial
                         Mortgage Trust(d)                           5.430%    02/15/40
                         LB-UBS Commercial
                         Mortgage Trust(d)                           5.642%    12/15/25
                         LB-UBS Commercial
                         Mortgage Trust                              5.866%    09/15/45
                         LB-UBS Commercial
                         Mortgage Trust                              5.934%    12/15/25
                         LB-UBS Commercial
                         Mortgage Trust(d)                           7.950%    05/15/25
                         LB-UBS Commercial
                         Mortgage Trust (144A)                       6.155%    07/14/16
                         Merrill Lynch/Countrywide
                         Commercial Mortgage Trust                   5.485%    03/12/51                      220,000        205,329
                         Morgan Stanley Capital I                    5.332%    12/15/43                      510,000        480,614
                         Morgan Stanley Capital
                         I(d)                                        5.364%    03/15/44
                         Morgan Stanley Capital I                    5.693%    10/15/42
                         Morgan Stanley Capital
                         I(d)                                        5.803%    06/11/42
                         Morgan Stanley Capital I                    5.809%    12/12/49
                         Morgan Stanley Capital
                         I(d)                                        5.811%    04/12/49
                         Morgan Stanley Capital
                         I(d)                                        6.077%    06/11/49
                         Residential Accredit
                         Loans, Inc.(d)                              2.633%    02/25/47
                         Salomon Brothers Mortgage
                         Securities VII, Inc.                        6.499%    10/13/11
                         Thornburg Mortgage
                         Securities Trust(d)                         2.593%    06/25/46                      238,100        236,091
                         Wachovia Bank Commercial
                         Mortgage Trust                              4.935%    04/15/42                      260,000        246,845
                         Wachovia Bank Commercial
                         Mortgage Trust(d)                           5.368%    11/15/48
                         Wachovia Bank Commercial
                         Mortgage Trust(d)                           5.632%    10/15/48
                         Wachovia Bank Commercial
                         Mortgage Trust(d)                           5.678%    05/15/46
                         Wachovia Bank Commercial
                         Mortgage Trust(d)                           6.100%    02/15/51
                         WaMu Mortgage Pass
                         Through Certificates(d)                     4.278%    06/25/47
                         WaMu Mortgage Pass
                         Through Certificates(d)                     4.298%    05/25/47
                         WaMu Mortgage Pass
                         Through Certificates(d)                     4.918%    08/25/35
                         WaMu Mortgage Pass
                         Through Certificates(d)                     5.665%    03/25/37
                         Wells Fargo Mortgage
                         Backed Securities Trust                     3.541%    09/25/34                    1,000,000        989,514
                         Wells Fargo Mortgage
                         Backed Securities Trust(d)                  6.099%    09/25/36
  Commercial Services &
               Supplies                             % of Net Assets                                0.2%
                         Waste Management, Inc.                      6.375%    11/15/12                      370,000        380,006
Computers & Peripherals                             % of Net Assets                                0.0%
                         Electronic Data Systems
                         Corp.                                       7.125%    10/15/09                       10,000         10,316
                         International Business
                         Machines Corp.                              5.700%    09/14/17
       Consumer Finance                             % of Net Assets                                0.6%
                         American Express Co.                        6.800%    09/01/66                      400,000        370,379
                         Capital One Bank                            5.000%    06/15/09                      310,000        309,608
                         Capital One Financial Corp.                 5.500%    06/01/15                       80,000         72,033
                         SLM Corp.                                   4.000%    01/15/09
                         SLM Corp.                                   5.000%    10/01/13                      160,000        138,500
                         SLM Corp.(b)                                5.000%    04/15/15                       10,000          8,473
                         SLM Corp.                                   5.050%    11/14/14                       40,000         34,016
                         SLM Corp.                                   5.125%    08/27/12
                         SLM Corp.                                   5.375%    05/15/14                      385,000        338,646
                         SLM Corp.                                   5.400%    10/25/11
                         SLM Corp.                                   5.625%    08/01/33                       30,000         22,654
  Diversified Financial
               Services                             % of Net Assets                                5.7%
                         AES Ironwood, LLC                           8.857%    11/30/25
                         AES Red Oak, LLC                            9.200%    11/30/29
                         Aiful Corp. (144A)                          5.000%    08/10/10                      200,000        178,000
                         AIG SunAmerica Global
                         Financing VII (144A)                        5.850%    08/01/08                      400,000        400,417
                         American General Finance
                         Corp.                                       3.875%    10/01/09                      800,000        783,751
                         Anadarko Finance Co.                        6.750%    05/01/11                      110,000        114,415
                         Anadarko Finance Co.                        7.500%    05/01/31                       90,000         96,746
                         Bank of America Corp.                       5.375%    06/15/14                      250,000        245,839
                         Bank of America Corp.                       5.750%    12/01/17
                         Bank of America Corp.(d)                    8.000%    12/29/49                      150,000        140,759
                         Bank of America Corp.(d)                    8.125%    12/29/49                       20,000         18,930
                         Bank of America N.A.                        5.300%    03/15/17
                         Citigroup Capital XXI(d)                    8.300%    12/21/57
                         Citigroup, Inc.                             4.125%    02/22/10
                         Citigroup, Inc.                             5.300%    10/17/12
                         Citigroup, Inc.                             5.500%    04/11/13                      230,000        224,707
                         Citigroup, Inc.                             6.125%    08/25/36                      810,000        687,147
                         Citigroup, Inc.                             6.875%    03/05/38                      220,000        212,299
                         Compton Petroleum Finance
                         Corp.                                       7.625%    12/01/13
                         Credit Suisse First Boston
                         USA, Inc.                                   6.125%    11/15/11                      140,000        143,843
                         Credit Suisse Guernsey,
                         Ltd.(d)                                     5.860%    05/29/49                      250,000        208,754
                         Deutsche Telekom
                         International Finance
                         B.V.(f)                                     8.750%    06/15/30                      330,000        379,626
                         Devon Financing Corp.                       7.875%    09/30/31
                         Ford Motor Credit Co. LLC                   5.700%    01/15/10                      100,000         85,346
                         Ford Motor Credit Co. LLC                   7.375%    10/28/09                    1,400,000      1,275,470
                         Ford Motor Credit Co.
                         LLC(f)                                      9.750%    09/15/10                      270,000        235,518
                         General Electric Capital
                         Corp.                                       5.000%    11/15/11
                         General Electric Capital
                         Corp.                                       5.000%    04/10/12
                         General Electric Capital
                         Corp.                                       5.450%    01/15/13                       40,000         40,874
                         General Electric Capital
                         Corp.                                       5.625%    05/01/18
                         General Electric Capital
                         Corp.                                       6.150%    08/01/37
                         General Electric Capital
                         Corp.(d)                                    6.375%    11/15/67                      330,000        312,654
                         General Motors Acceptance
                         Corp. LLC(b)                                5.850%    01/14/09                       50,000         47,485
                         General Motors Acceptance
                         Corp. LLC                                   6.625%    05/15/12                    1,020,000        700,279
                         General Motors Acceptance
                         Corp. LLC(b)                                8.000%    11/01/31                      200,000        130,373
                         GlaxoSmithKline Capital,
                         Inc. 4.850% 05/15/13 Glen Meadow Pass-Through
                         Trust (144A)                                6.505%    02/12/67                      100,000         85,010
                         Goldman Sachs Capital I(b)                  6.345%    02/15/34                      200,000        170,035
                         Goldman Sachs Capital II(d)                 5.793%    12/29/49                       10,000          6,959
                         HBOS Capital Funding LP
                         (144A)                                      6.071%    06/30/49                       50,000         43,281
                         HSBC Finance Corp.                          6.375%    10/15/11                    1,100,000      1,125,847
                         Intergas Finance B.V.
                         (144A)(b)                                   6.375%    05/14/17                      260,000        232,050
                         JPMorgan Chase & Co.                        5.250%    05/01/15                      400,000        388,398
                         JPMorgan Chase & Co.                        5.125%    09/15/14                      360,000        350,498
                         JPMorgan Chase & Co.                        5.150%    10/01/15                      190,000        183,214
                         JPMorgan Chase & Co.(d)                     7.900%    12/31/49
                         JPMorgan Chase Capital                      6.800%    10/01/37
                         KazMunaiGaz Finance
                         Subordinated BV                             8.375%    07/02/13                      220,000        220,385
                         Lehman Brothers Holdings
                         Capital Trust V(d)                          5.857%    11/29/49                       20,000         13,060
                         Petrobras International
                         Finance Co.                                 5.875%    03/01/18
                         Petrobras International
                         Finance Co.                                 6.125%    10/06/16                      180,000        180,900
                         Residential Capital LLC(f)                  8.500%    05/15/10                       63,000         53,235
                         Residential Capital LLC                     9.625%    05/15/15                      700,000        343,000
                         Resona Preferred Global
                         Securities Cayman, Ltd.
                         (144A)                                      7.191%    12/29/49                      120,000        110,955
                         Rio Tinto Finance USA, Ltd.                 6.500%    07/15/18                      200,000        200,973
                         RSHB Capital (Russian
                         Agricultural Bank) S.A.
                         (144A)                                      6.299%    05/15/17                      260,000        240,539
                         Sprint Capital Corp.                        8.375%    03/15/12                      560,000        554,833
                         Telecom Italia Capital S.A.                 5.250%    10/01/15                      200,000        183,300
                         Telecom Italia Capital S.A.                 6.000%    09/30/34                      240,000        206,019
                         Telecom Italia Capital S.A.                 7.721%    06/04/38                      300,000        296,075
                         TNK-BP Finance S.A. (144A)                  7.500%    07/18/16                      190,000        180,253
                         TNK-BP Finance S.A. (144A)                  7.875%    03/13/18                      100,000         96,750
                         Verizon Global Funding Corp.                7.375%    09/01/12                      120,000        129,590
                         Wind Acquisition Finance
                         S.A. (144A) 10.750% 12/01/15
                         ZFS Finance USA Trust I
                         (144A)(d) 6.500% 05/09/37
    Diversified Telecom
               Services                             % of Net Assets                                0.8%
                         AT&T, Inc.                                  5.500%    02/01/18                      340,000        330,066
                         AT&T, Inc.                                  6.500%    09/01/37
                         Cincinnati Bell, Inc.                       7.250%    07/15/13
                         Citizens Communications Co.                 7.125%    03/15/19                       20,000         18,000
                         Citizens Communications Co.                 7.875%    01/15/27                       35,000         30,800
                         France Telecom S.A.                         8.500%    03/01/31                      150,000        182,068
                         GTE Corp.                                   6.940%    04/15/28
                         Qwest Communications
                         International, Inc.                         7.500%    02/15/14

                                                                                                            Aggregate Combined
                                                                         MSF BlackRock Diversified               Portfolios
                         Security Description                               Par/Shares     Value            Shares        Value
                         --------------------------                        ------------ ----------          -------- --------------
                         JPMorgan Mortgage Trust                                543,379   532,512            543,379        532,512
                         Lake Country Mortgage Loan
                         Trust (144A)(d)                                                                     158,602        157,143
                         LB-UBS Commercial Mortgage
                         Trust                                                1,470,193 1,469,174          1,470,193      1,469,174
                         LB-UBS Commercial Mortgage
                         Trust                                                1,051,683 1,047,285          1,051,683      1,047,285
                         LB-UBS Commercial Mortgage
                         Trust                                                1,503,284 1,480,585          1,503,284      1,480,585
                         LB-UBS Commercial Mortgage
                         Trust                                                1,570,000 1,485,454          1,570,000      1,485,454
                         LB-UBS Commercial Mortgage
                         Trust(d)                                             2,800,000 2,603,375          2,800,000      2,603,375
                         LB-UBS Commercial Mortgage
                         Trust(d)                                             1,972,927 1,991,356          1,972,927      1,991,356
                         LB-UBS Commercial Mortgage
                         Trust                                                3,850,000 3,672,891          3,850,000      3,672,891
                         LB-UBS Commercial Mortgage
                         Trust                                                1,600,000 1,620,736          1,600,000      1,620,736
                         LB-UBS Commercial Mortgage
                         Trust(d)                                             3,545,770 3,685,258          3,545,770      3,685,258
                         LB-UBS Commercial Mortgage
                         Trust (144A)                                         2,213,784 2,256,621          2,213,784      2,256,621
                         Merrill Lynch/Countrywide
                         Commercial Mortgage Trust                                                           220,000        205,329
                         Morgan Stanley Capital I                                                            510,000        480,614
                         Morgan Stanley Capital I(d)                          5,530,000 5,112,445          5,530,000      5,112,445
                         Morgan Stanley Capital I                             1,130,000 1,129,057          1,130,000      1,129,057
                         Morgan Stanley Capital I(d)                          5,925,000 5,616,193          5,925,000      5,616,193
                         Morgan Stanley Capital I                             1,760,000 1,668,658          1,760,000      1,668,658
                         Morgan Stanley Capital I(d)                            620,000   610,171            620,000        610,171
                         Morgan Stanley Capital I(d)                          4,550,000 4,378,247          4,550,000      4,378,247
                         Residential Accredit Loans,
                         Inc.(d)                                              1,103,459   732,944          1,103,459        732,944
                         Salomon Brothers Mortgage
                         Securities VII, Inc.                                 3,880,160 3,981,322          3,880,160      3,981,322
                         Thornburg Mortgage
                         Securities Trust(d)                                                                 238,100        236,091
                         Wachovia Bank Commercial
                         Mortgage Trust                                                                      260,000        246,845
                         Wachovia Bank Commercial
                         Mortgage Trust(d)                                      430,000   372,523            430,000        372,523
                         Wachovia Bank Commercial
                         Mortgage Trust(d)                                      430,000   351,108            430,000        351,108
                         Wachovia Bank Commercial
                         Mortgage Trust(d)                                    1,065,000 1,003,660          1,065,000      1,003,660
                         Wachovia Bank Commercial
                         Mortgage Trust(d)                                    1,895,000 1,828,701          1,895,000      1,828,701
                         WaMu Mortgage Pass Through
                         Certificates(d)                                      1,650,917 1,185,554          1,650,917      1,185,554
                         WaMu Mortgage Pass Through
                         Certificates(d)                                        955,126   722,042            955,126        722,042
                         WaMu Mortgage Pass Through
                         Certificates(d)                                      1,611,878 1,565,997          1,611,878      1,565,997
                         WaMu Mortgage Pass Through
                         Certificates(d)                                      5,579,499 5,178,125          5,579,499      5,178,125
                         Wells Fargo Mortgage Backed
                         Securities Trust                                                                  1,000,000        989,514
                         Wells Fargo Mortgage Backed
                         Securities Trust(d)                                  1,457,622 1,392,663          1,457,622      1,392,663
  Commercial Services &
               Supplies                             % of Net Assets   0.0%                         0.0%
                         Waste Management, Inc.                                                              370,000        380,006
Computers & Peripherals                             % of Net Assets   0.1%                         0.1%
                         Electronic Data Systems
                         Corp.                                                                                10,000         10,316
                         International Business
                         Machines Corp.                                       1,420,000 1,441,179          1,420,000      1,441,179
       Consumer Finance                            % of Net Assets    0.2%                         0.2%
                         American Express Co.                                                                400,000        370,379
                         Capital One Bank                                                                    310,000        309,608
                         Capital One Financial Corp.                                                          80,000         72,033
                         SLM Corp.                                              700,000   691,385            700,000        691,385
                         SLM Corp.                                                                           160,000        138,500
                         SLM Corp.(b)                                                                         10,000          8,473
                         SLM Corp.                                                                            40,000         34,016
                         SLM Corp.                                            1,700,000 1,479,197          1,700,000      1,479,197
                         SLM Corp.                                                                           385,000        338,646
                         SLM Corp.                                              890,000   812,738            890,000        812,738
                         SLM Corp.                                                                            30,000         22,654
  Diversified Financial
               Services                             % of Net Assets   2.8%                         3.1%
                         AES Ironwood, LLC                                      120,904   125,438            120,904        125,438
                         AES Red Oak, LLC                                        50,000    51,625             50,000         51,625
                         Aiful Corp. (144A)                                                                  200,000        178,000
                         AIG SunAmerica Global
                         Financing VII (144A)                                                                400,000        400,417
                         American General Finance
                         Corp.                                                                               800,000        783,751
                         Anadarko Finance Co.                                                                110,000        114,415
                         Anadarko Finance Co.                                                                 90,000         96,746
                         Bank of America Corp.                                                               250,000        245,839
                         Bank of America Corp.                                1,820,000 1,709,191          1,820,000      1,709,191
                         Bank of America Corp.(d)                             2,570,000 2,407,756          2,720,000      2,548,515
                         Bank of America Corp.(d)                             2,100,000 1,985,046          2,120,000      2,003,976
                         Bank of America N.A.                                   975,000   895,000            975,000        895,000
                         Citigroup Capital XXI(d)                             2,230,000 2,105,854          2,230,000      2,105,854
                         Citigroup, Inc.                                      2,000,000 1,981,480          2,000,000      1,981,480
                         Citigroup, Inc.                                      4,075,000 3,974,942          4,075,000      3,974,942
                         Citigroup, Inc.                                                                     230,000        224,707
                         Citigroup, Inc.                                                                     810,000        687,147
                         Citigroup, Inc.                                                                     220,000        212,299
                         Compton Petroleum Finance
                         Corp.                                                   35,000    34,388             35,000         34,388
                         Credit Suisse First Boston
                         USA, Inc.                                                                           140,000        143,843
                         Credit Suisse Guernsey,
                         Ltd.(d)                                              2,460,000 2,050,774          2,710,000      2,259,528
                         Deutsche Telekom
                         International
                         Finance B.V.(f)                                                                     330,000        379,626
                         Devon Financing Corp.                                  575,000   679,131            575,000        679,131
                         Ford Motor Credit Co. LLC                                                           100,000         85,346
                         Ford Motor Credit Co. LLC                                                         1,400,000      1,275,470
                         Ford Motor Credit Co. LLC(f)                                                        270,000        235,518
                         General Electric Capital
                         Corp.                                                7,320,000 7,460,764          7,320,000      7,460,764
                         General Electric Capital
                         Corp.                                                1,080,000 1,087,488          1,080,000      1,087,488
                         General Electric Capital
                         Corp.                                                                                40,000         40,874
                         General Electric Capital
                         Corp.                                                4,125,000 3,989,102          4,125,000      3,989,102
                         General Electric Capital
                         Corp.                                                1,610,000 1,510,789          1,610,000      1,510,789
                         General Electric Capital
                         Corp.(d)                                             1,700,000 1,607,875          2,030,000      1,920,529
                         General Motors Acceptance
                         Corp. LLC(b)                                                                         50,000         47,485
                         General Motors Acceptance
                         Corp. LLC                                                                         1,020,000        700,279
                         General Motors Acceptance
                         Corp. LLC(b)                                                                        200,000        130,373
                         GlaxoSmithKline Capital,
                         Inc.                                                 1,450,000 1,448,045          1,450,000      1,448,045
                         Glen Meadow Pass-Through
                         Trust (144A)                                                                        100,000         85,010
                         Goldman Sachs Capital I(b)                                                          200,000        170,035
                         Goldman Sachs Capital II(d)                          1,510,000 1,049,994          1,520,000      1,056,953
                         HBOS Capital Funding LP
                         (144A)                                                                               50,000         43,281
                         HSBC Finance Corp.                                                                1,100,000      1,125,847
                         Intergas Finance B.V.
                         (144A)(b)                                                                           260,000        232,050
                         JPMorgan Chase & Co.                                                                400,000        388,398
                         JPMorgan Chase & Co.                                                                360,000        350,498
                         JPMorgan Chase & Co.                                                                190,000        183,214
                         JPMorgan Chase & Co.(d)                              1,775,000 1,664,311          1,775,000      1,664,311
                         JPMorgan Chase Capital                               3,380,000 3,033,837          3,380,000      3,033,837
                         KazMunaiGaz Finance
                         Subordinated BV                                                                     220,000        220,385
                         Lehman Brothers Holdings
                         Capital Trust V(d)                                     305,000   199,012            325,000        212,072
                         Petrobras International
                         Finance Co.                                            570,000   548,308            570,000        548,308
                         Petrobras International
                         Finance Co.                                                                         180,000        180,900
                         Residential Capital LLC(f)                                                           63,000         53,235
                         Residential Capital LLC                                                             700,000        343,000
                         Resona Preferred Global
                         Securities Cayman, Ltd.
                         (144A)                                                                              120,000        110,955
                         Rio Tinto Finance USA, Ltd.                                                         200,000        200,973
                         RSHB Capital (Russian
                         Agricultural Bank) S.A.
                         (144A)                                                                              260,000        240,539
                         Sprint Capital Corp.                                                                560,000        554,833
                         Telecom Italia Capital S.A.                            975,000   892,277          1,175,000      1,075,577
                         Telecom Italia Capital S.A.                                                         240,000        206,019
                         Telecom Italia Capital S.A.                                                         300,000        296,075
                         TNK-BP Finance S.A. (144A)                                                          190,000        180,253
                         TNK-BP Finance S.A. (144A)                                                          100,000         96,750
                         Verizon Global Funding Corp.                                                        120,000        129,590
                         Wind Acquisition Finance
                         S.A. (144A)                                            295,000   309,750            295,000        309,750
                         ZFS Finance USA Trust I
                         (144A)(d)                                              900,000   785,525            900,000        785,525
    Diversified Telecom
               Services                             % of Net Assets   0.3%                         0.4%
                         AT&T, Inc.                                           1,350,000 1,308,161          1,690,000      1,638,227
                         AT&T, Inc.                                           2,850,000 2,758,284          2,850,000      2,758,284
                         Cincinnati Bell, Inc.                                   50,000    48,750             50,000         48,750
                         Citizens Communications Co.                                                          20,000         18,000
                         Citizens Communications Co.                                                          35,000         30,800
                         France Telecom S.A.                                                                 150,000        182,068
                         GTE Corp.                                              100,000    99,000            100,000         99,000
                         Qwest Communications
                         International, Inc.                                    315,000   299,250            315,000        299,250

                                                                                                           MIST LMP Managed Assets
                         Security Description                        Coupon    Maturity                    Par/Shares       Value
                         --------------------------                  ------    --------                    ----------     ---------
                         Qwest Communications
                         International, Inc.
                         (Series B)                                  7.500%    02/15/14
                         Qwest Corp.(d)                              6.026%    06/15/13
                         Qwest Corp.                                 6.875%    09/15/33                       40,000         33,200
                         Qwest Corp.                                 7.500%    10/01/14                       30,000         29,025
                         Royal KPN N.V.                              8.000%    10/01/10                      350,000        370,503
                         SBC Communications, Inc.                    6.450%    06/15/34                      300,000        290,530
                         Verizon New York, Inc.                      6.875%    04/01/12                      270,000        281,813
                         Windstream Corp.                            8.125%    08/01/13
                         Windstream Corp.                            8.625%    08/01/16                       50,000         50,125
     Electric Utilities                             % of Net Assets                                1.0%
                         CenterPoint Energy, Inc.                    7.250%    09/01/10
                         Duke Energy Corp.(b)                        5.625%    11/30/12                      170,000        175,090
                         Elwood Energy, LLC                          8.159%    07/05/26
                         Exelon Corp.                                5.625%    06/15/35                      205,000        177,259
                         FirstEnergy Corp.                           6.450%    11/15/11                      250,000        256,717
                         FirstEnergy Corp.                           7.375%    11/15/31                      525,000        572,537
                         Florida Power & Light Co.                   5.625%    04/01/34
                         Florida Power & Light Co.                   5.950%    02/01/38
                         Florida Power Corp.                         6.400%    06/15/38
                         MidAmerican Energy Holdings
                         Co.                                         5.950%    05/15/37
                         MidAmerican Energy Holdings
                         Co.(d)                                      6.500%    09/15/37
                         Pacific Gas & Electric Co.                  6.050%    03/01/34                      210,000        203,134
                         Pacific Gas & Electric Co.                  5.800%    03/01/37                       20,000         18,709
                         PECO Energy Co.                             4.750%    10/01/12
                         Southern California Edison
                         Co.                                         5.950%    02/01/38
                         SP PowerAssets, Ltd.                        5.000%    10/22/13                      700,000        699,916
                         Texas Competitive Electric
                         Holdings Co., LLC (144A)                   10.250%    11/01/15
     Energy Equipment &
               Services                             % of Net Assets                                0.2%
                         Kinder Morgan Energy
                         Partners, L.P.                              5.125%    11/15/14                      200,000        188,387
                         Kinder Morgan Energy
                         Partners, L.P.(b)                           6.000%    02/01/17                       20,000         19,795
                         Kinder Morgan Energy
                         Partners, L.P.                              6.300%    02/01/09                       10,000         10,103
                         Kinder Morgan Energy
                         Partners, L.P.                              6.750%    03/15/11                       30,000         30,942
                         Kinder Morgan Energy
                         Partners, L.P.                              6.950%    01/15/38                      200,000        199,122
                         Tennessee Gas Pipeline
                         Co.(b)                                      7.000%    10/15/28
       Federal Agencies                             % of Net Assets                                5.3%
                         Federal Agricultural
                         Mortgage Corp. (144A)                       5.125%    04/19/17                      400,000        411,032
                         Federal Home Loan Mortgage
                         Corp.(d)                                    3.923%    06/01/34
                         Federal Home Loan Mortgage
                         Corp.(d)(e)                                 4.079%    09/15/33
                         Federal Home Loan Mortgage
                         Corp.                                       4.500%      TBA
                         Federal Home Loan Mortgage
                         Corp.                                       5.000%    12/15/17
                         Federal Home Loan Mortgage
                         Corp.                                       5.000%    12/01/18
                         Federal Home Loan Mortgage
                         Corp.                                       5.000%    04/01/20
                         Federal Home Loan Mortgage
                         Corp.                                       5.000%    10/01/20
                         Federal Home Loan Mortgage
                         Corp.                                       5.000%    11/01/20
                         Federal Home Loan Mortgage
                         Corp.                                       5.000%    06/01/36
                         Federal Home Loan Mortgage
                         Corp.                                       5.500%    04/15/26
                         Federal Home Loan Mortgage
                         Corp.                                       5.500%    07/01/33
                         Federal Home Loan Mortgage
                         Corp.                                       5.500%    10/01/35
                         Federal Home Loan Mortgage
                         Corp.                                       5.500%    07/15/36                      360,000        374,998
                         Federal Home Loan Mortgage
                         Corp.                                       5.500%    03/01/37
                         Federal Home Loan Mortgage
                         Corp.                                       5.500%    06/01/37
                         Federal Home Loan Mortgage
                         Corp.                                       5.600%    09/26/13                      110,000        110,634
                         Federal Home Loan Mortgage
                         Corp.(d)                                    5.676%    01/01/37
                         Federal Home Loan Mortgage
                         Corp.(d)                                    5.744%    04/01/37
                         Federal Home Loan Mortgage
                         Corp.                                       6.000%      TBA
                         Federal National Mortgage
                         Association                                 4.500%   08/01/35
                         Federal National Mortgage
                         Association                                 4.500%      TBA
                         Federal National Mortgage
                         Association                                 5.000%    06/01/23
                         Federal National Mortgage
                         Association                                 5.000%    11/01/33
                         Federal National Mortgage
                         Association                                 5.000%    03/01/34
                         Federal National Mortgage
                         Association                                 5.000%    08/01/34
                         Federal National Mortgage
                         Association                                 5.000%    07/01/35
                         Federal National Mortgage
                         Association(d)                              5.000%    09/01/35                      830,166        798,662
                         Federal National Mortgage
                         Association                                 5.000%    12/01/35
                         Federal National Mortgage
                         Association                                 5.000%    02/01/36                      139,807        134,501
                         Federal National Mortgage
                         Association                                 5.000%    05/01/36
                         Federal National Mortgage
                         Association(e)                              5.000%    07/01/36
                         Federal National Mortgage
                         Association                                 5.000%      TBA
                         Federal National Mortgage
                         Association(b)                              5.125%    01/02/14
                         Federal National Mortgage
                         Association(d)                              5.148%    09/01/35                           37             38
                         Federal National Mortgage
                         Association                                 5.500%    10/01/18
                         Federal National Mortgage
                         Association                                 5.500%    12/01/18
                         Federal National Mortgage
                         Association                                 5.500%    01/01/19
                         Federal National Mortgage
                         Association                                 5.500%    03/01/19
                         Federal National Mortgage
                         Association                                 5.500%    05/01/19
                         Federal National Mortgage
                         Association                                 5.500%    07/01/19
                         Federal National Mortgage
                         Association                                 5.500%    09/01/19
                         Federal National Mortgage
                         Association                                 5.500%    06/01/20
                         Federal National Mortgage
                         Association                                 5.500%    07/01/20
                         Federal National Mortgage
                         Association                                 5.500%    01/01/21
                         Federal National Mortgage
                         Association                                 5.500%    02/01/21
                         Federal National Mortgage
                         Association                                 5.500%    12/01/22
                         Federal National Mortgage
                         Association                                 5.500%    01/01/24
                         Federal National Mortgage
                         Association                                 5.500%    08/01/28                       93,703         93,130
                         Federal National Mortgage
                         Association                                 5.500%    04/25/30
                         Federal National Mortgage
                         Association                                 5.500%    04/01/33
                         Federal National Mortgage
                         Association                                 5.500%    11/01/33
                         Federal National Mortgage
                         Association                                 5.500%    02/01/34
                         Federal National Mortgage
                         Association                                 5.500%    04/01/34
                         Federal National Mortgage
                         Association                                 5.500%    11/01/34
                         Federal National Mortgage
                         Association                                 5.500%    04/01/35
                         Federal National Mortgage
                         Association                                 5.500%    06/01/35
                         Federal National Mortgage
                         Association(e)                              5.500%    11/01/35
                         Federal National Mortgage
                         Association                                 5.500%    12/01/35
                         Federal National Mortgage
                         Association                                 5.500%    01/01/36
                         Federal National Mortgage
                         Association(e)                              5.500%    01/25/36
                         Federal National Mortgage
                         Association(d)                              5.500%    12/01/36
                         Federal National Mortgage
                         Association                                 6.000%    04/01/16
                         Federal National Mortgage
                         Association                                 6.000%    03/01/21
                         Federal National Mortgage
                         Association                                 6.000%    05/01/21
                         Federal National Mortgage
                         Association                                 6.000%    06/01/21
                         Federal National Mortgage
                         Association                                 6.000%    07/01/21
                         Federal National Mortgage
                         Association                                 6.000%    08/01/21
                         Federal National Mortgage
                         Association                                 6.000%    03/01/28                       34,539         35,181
                         Federal National Mortgage
                         Association                                 6.000%    03/01/28                       20,773         21,158
                         Federal National Mortgage
                         Association                                 6.000%    03/01/28                        6,870          6,997
                         Federal National Mortgage
                         Association                                 6.000%    04/01/28                        7,740          7,886
                         Federal National Mortgage
                         Association                                 6.000%    05/01/28                       50,183         51,115
                         Federal National Mortgage
                         Association                                 6.000%    06/01/28                       42,646         43,438
                         Federal National Mortgage
                         Association                                 6.000%    06/01/28                       14,858         15,134
                         Federal National Mortgage
                         Association                                 6.000%    07/01/28                       50,331         51,266
                         Federal National Mortgage
                         Association                                 6.000%    07/01/28                        6,546          6,668
                         Federal National Mortgage
                         Association                                 6.000%    08/01/28                       50,860         51,805
                         Federal National Mortgage
                         Association                                 6.000%    08/01/28                       10,072         10,259
                         Federal National Mortgage
                         Association                                 6.000%    02/01/34
                         Federal National Mortgage
                         Association                                 6.000%    08/01/34
                         Federal National Mortgage
                         Association                                 6.000%    04/01/35
                         Federal National Mortgage
                         Association                                 6.000%    02/01/36
                         Federal National Mortgage
                         Association                                 6.000%    06/01/36
                         Federal National Mortgage
                         Association                                 6.000%    07/01/36
                         Federal National Mortgage
                         Association                                 6.000%    09/01/36
                         Federal National Mortgage
                         Association                                 6.000%    10/01/37
                         Federal National Mortgage
                         Association                                 6.000%    03/01/38
                         Federal National Mortgage
                         Association                                 6.000%       TBA                      8,100,000      8,303,764
                         Federal National Mortgage
                         Association                                 6.500%    12/01/27                       10,124         10,537
                         Federal National Mortgage
                         Association(d)                              6.500%    12/01/29

                                                                                                               Aggregate Combined
                                                                           MSF BlackRock Diversified               Portfolios
                         Security Description                               Par/Shares     Value              Shares        Value
                         --------------------------                        ------------ ----------           -------     ----------
                         Qwest Communications
                         International, Inc.
                         (Series B)                                             155,000   147,250            155,000        147,250
                         Qwest Corp.(d)                                         285,000   272,175            285,000        272,175
                         Qwest Corp.                                                                          40,000         33,200
                         Qwest Corp.                                                                          30,000         29,025
                         Royal KPN N.V.                                                                      350,000        370,503
                         SBC Communications, Inc.                                                            300,000        290,530
                         Verizon New York, Inc.                                                              270,000        281,813
                         Windstream Corp.                                       410,000   408,975            410,000        408,975
                         Windstream Corp.                                       115,000   114,712            165,000        164,837
     Electric Utilities                             % of Net Assets   0.4%                         0.5%
                         CenterPoint Energy, Inc.                               345,000   355,904            345,000        355,904
                         Duke Energy Corp.(b)                                                                170,000        175,090
                         Elwood Energy, LLC                                     118,147   113,870            118,147        113,870
                         Exelon Corp.                                                                        205,000        177,259
                         FirstEnergy Corp.                                                                   250,000        256,717
                         FirstEnergy Corp.                                                                   525,000        572,537
                         Florida Power & Light Co.                              300,000   283,325            300,000        283,325
                         Florida Power & Light Co.                            1,125,000 1,112,126          1,125,000      1,112,126
                         Florida Power Corp.                                    525,000   533,220            525,000        533,220
                         MidAmerican Energy Holdings
                         Co.                                                  1,125,000 1,055,408          1,125,000      1,055,408
                         MidAmerican Energy Holdings
                         Co.(d)                                                 725,000   732,230            725,000        732,230
                         Pacific Gas & Electric Co.                                                          210,000        203,134
                         Pacific Gas & Electric Co.                                                           20,000         18,709
                         PECO Energy Co.                                        650,000   644,149            650,000        644,149
                         Southern California Edison
                         Co.                                                    475,000   469,564            475,000        469,564
                         SP PowerAssets, Ltd.                                                                700,000        699,916
                         Texas Competitive Electric
                         Holdings Co., LLC (144A)                             1,365,000 1,337,700          1,365,000      1,337,700
     Energy Equipment &
               Services                             % of Net Assets   0.0%                         0.0%
                         Kinder Morgan Energy
                         Partners, L.P.                                                                      200,000        188,387
                         Kinder Morgan Energy
                         Partners, L.P.(b)                                                                    20,000         19,795
                         Kinder Morgan Energy
                         Partners, L.P.                                                                       10,000         10,103
                         Kinder Morgan Energy
                         Partners, L.P.                                                                       30,000         30,942
                         Kinder Morgan Energy
                         Partners, L.P.                                                                      200,000        199,122
                         Tennessee Gas Pipeline
                         Co.(b)                                                 190,000   185,299            190,000        185,299
       Federal Agencies                             % of Net Assets  23.3%                        21.1%
                         Federal Agricultural
                         Mortgage Corp. (144A)                                                               400,000        411,032
                         Federal Home Loan Mortgage
                         Corp.(d)                                             5,473,686  5,470,015         5,473,686      5,470,015
                         Federal Home Loan Mortgage
                         Corp.(d)(e)                                         36,449,370  3,281,143        36,449,370      3,281,143
                         Federal Home Loan Mortgage
                         Corp.                                               11,000,000 10,625,318        11,000,000     10,625,318
                         Federal Home Loan Mortgage
                         Corp.                                                4,340,000  4,354,283        4,340,000       4,354,283
                         Federal Home Loan Mortgage
                         Corp.                                                  506,614    505,481           506,614        505,481
                         Federal Home Loan Mortgage
                         Corp.                                                  445,606    442,338           445,606        442,338
                         Federal Home Loan Mortgage
                         Corp.                                                  597,831    593,447           597,831        593,447
                         Federal Home Loan Mortgage
                         Corp.                                                6,201,258  6,155,783         6,201,258      6,155,783
                         Federal Home Loan Mortgage
                         Corp.                                                  947,936    910,333           947,936        910,333
                         Federal Home Loan Mortgage
                         Corp.                                                2,462,011  2,500,972         2,462,011      2,500,972
                         Federal Home Loan Mortgage
                         Corp.                                                3,075,404  3,048,975         3,075,404      3,048,975
                         Federal Home Loan Mortgage
                         Corp.                                                  679,787    671,608           679,787        671,608
                         Federal Home Loan Mortgage
                         Corp.                                                                               360,000        374,998
                         Federal Home Loan Mortgage
                         Corp.                                                5,381,422  5,306,587         5,381,422      5,306,587
                         Federal Home Loan Mortgage
                         Corp.                                                  463,687    457,239           463,687        457,239
                         Federal Home Loan Mortgage
                         Corp.                                                                               110,000        110,634
                         Federal Home Loan Mortgage
                         Corp.(d)                                             2,700,127  2,750,149         2,700,127      2,750,149
                         Federal Home Loan Mortgage
                         Corp.(d)                                             3,120,144  3,169,357         3,120,144      3,169,357
                         Federal Home Loan Mortgage
                         Corp.                                                2,000,000  2,046,876         2,000,000      2,046,876
                         Federal National Mortgage
                         Association                                          3,090,776  2,868,265         3,090,776      2,868,265
                         Federal National Mortgage
                         Association                                         14,300,000 13,819,486        14,300,000     13,819,486
                         Federal National Mortgage
                         Association                                          1,453,179  1,418,096         1,453,179      1,418,096
                         Federal National Mortgage
                         Association                                          8,999,526  8,681,906         8,999,526      8,681,906
                         Federal National Mortgage
                         Association                                         22,999,885 22,188,151        22,999,885     22,188,151
                         Federal National Mortgage
                         Association                                          4,905,969  4,732,822         4,905,969      4,732,822
                         Federal National Mortgage
                         Association                                            208,329    200,391           208,329        200,391
                         Federal National Mortgage
                         Association(d)                                                                      830,166        798,662
                         Federal National Mortgage
                         Association                                            311,162    299,305           311,162        299,305
                         Federal National Mortgage
                         Association                                                                         139,807        134,501
                         Federal National Mortgage
                         Association                                         28,403,630 27,321,296        28,403,630     27,321,296
                         Federal National Mortgage
                         Association(e)                                       5,997,427  1,449,858         5,997,427      1,449,858
                         Federal National Mortgage
                         Association                                          8,300,000  8,206,625         8,300,000      8,206,625
                         Federal National Mortgage
                         Association(b)                                       1,350,000  1,347,044         1,350,000      1,347,044
                         Federal National Mortgage
                         Association(d)                                                                           37             38
                         Federal National Mortgage
                         Association                                          1,009,080  1,023,890         1,009,080      1,023,890
                         Federal National Mortgage
                         Association                                            672,256    682,123           672,256        682,123
                         Federal National Mortgage
                         Association                                          1,127,914  1,144,469         1,127,914      1,144,469
                         Federal National Mortgage
                         Association                                             24,521     24,881            24,521         24,881
                         Federal National Mortgage
                         Association                                          1,423,027  1,445,691         1,423,027      1,445,691
                         Federal National Mortgage
                         Association                                            451,184    457,524           451,184        457,524
                         Federal National Mortgage
                         Association                                         10,477,615 10,642,583        10,477,615     10,642,583
                         Federal National Mortgage
                         Association                                          1,413,819  1,436,337         1,413,819      1,436,337
                         Federal National Mortgage
                         Association                                          3,555,054  3,607,231         3,555,054      3,607,231
                         Federal National Mortgage
                         Association                                             90,749     91,514            90,749         91,514
                         Federal National Mortgage
                         Association                                            183,531    185,077           183,531        185,077
                         Federal National Mortgage
                         Association                                             80,867     81,506            80,867         81,506
                         Federal National Mortgage
                         Association                                            829,716    829,177           829,716        829,177
                         Federal National Mortgage
                         Association                                                                          93,703         93,130
                         Federal National Mortgage
                         Association                                          1,953,320  1,990,508         1,953,320      1,990,508
                         Federal National Mortgage
                         Association                                          1,973,389  1,956,700         1,973,389      1,956,700
                         Federal National Mortgage
                         Association                                          2,552,213  2,530,629         2,552,213      2,530,629
                         Federal National Mortgage
                         Association                                          5,440,636  5,394,624         5,440,636      5,394,624
                         Federal National Mortgage
                         Association                                          7,407,042  7,347,565         7,407,042      7,347,565
                         Federal National Mortgage
                         Association                                          5,239,605  5,185,469         5,239,605      5,185,469
                         Federal National Mortgage
                         Association                                          1,488,920  1,472,141         1,488,920      1,472,141
                         Federal National Mortgage
                         Association                                          1,559,463  1,541,889         1,559,463      1,541,889
                         Federal National Mortgage
                         Association(e)                                       4,815,053  1,252,998         4,815,053      1,252,998
                         Federal National Mortgage
                         Association                                          8,258,860  8,170,180         8,258,860      8,170,180
                         Federal National Mortgage
                         Association                                         13,368,302 13,222,150        13,368,302     13,222,150
                         Federal National Mortgage
                         Association(e)                                       1,878,395    491,195         1,878,395        491,195
                         Federal National Mortgage
                         Association(d)                                      15,636,465 15,460,250        15,636,465     15,460,250
                         Federal National Mortgage
                         Association                                            406,114    417,076           406,114        417,076
                         Federal National Mortgage
                         Association                                            145,782    149,627           145,782        149,627
                         Federal National Mortgage
                         Association                                            795,197    816,171           795,197        816,171
                         Federal National Mortgage
                         Association                                             83,958     86,172            83,958         86,172
                         Federal National Mortgage
                         Association                                          1,066,599  1,094,730         1,066,599      1,094,730
                         Federal National Mortgage
                         Association                                          1,079,179  1,107,641         1,079,179      1,107,641
                         Federal National Mortgage
                         Association                                                                          34,539         35,181
                         Federal National Mortgage
                         Association                                                                          20,773         21,158
                         Federal National Mortgage
                         Association                                                                           6,870          6,997
                         Federal National Mortgage
                         Association                                                                           7,740          7,886
                         Federal National Mortgage
                         Association                                                                          50,183         51,115
                         Federal National Mortgage
                         Association                                                                          42,646         43,438
                         Federal National Mortgage
                         Association                                                                          14,858         15,134
                         Federal National Mortgage
                         Association                                                                          50,331         51,266
                         Federal National Mortgage
                         Association                                                                           6,546          6,668
                         Federal National Mortgage
                         Association                                                                          50,860         51,805
                         Federal National Mortgage
                         Association                                                                          10,072         10,259
                         Federal National Mortgage
                         Association                                          2,328,438  2,362,591         2,328,438      2,362,591
                         Federal National Mortgage
                         Association                                          1,379,975  1,400,216         1,379,975      1,400,216
                         Federal National Mortgage
                         Association                                          5,531,601  5,617,925         5,531,601      5,617,925
                         Federal National Mortgage
                         Association                                          1,649,418  1,666,396         1,649,418      1,666,396
                         Federal National Mortgage
                         Association                                          3,839,213  3,878,730         3,839,213      3,878,730
                         Federal National Mortgage
                         Association                                          7,079,045  7,151,908         7,079,045      7,151,908
                         Federal National Mortgage
                         Association                                          4,713,953  4,762,474         4,713,953      4,762,474
                         Federal National Mortgage
                         Association                                          4,289,200  4,336,764         4,289,200      4,336,764
                         Federal National Mortgage
                         Association                                          4,288,684  4,331,487         4,288,684      4,331,487
                         Federal National Mortgage
                         Association                                                                       8,100,000      8,303,764
                         Federal National Mortgage
                         Association                                                                          10,124         10,537
                         Federal National Mortgage
                         Association(d)                                         862,135    897,142           862,135        897,142

                                                                                                        MIST LMP Managed Assets
                         Security Description                        Coupon     Maturity               Par/Shares         Value
                         --------------------------                  ------    ---------           ----------------- --------------
                         Federal National Mortgage
                         Association                                 6.500%    08/01/36
                         Federal National Mortgage
                         Association                                 6.500%       TBA
                         Federal National Mortgage
                         Association                                 8.500%    02/01/09
                         Federal National Mortgage
                         Association                                 9.000%    04/01/16
                         Government National
                         Mortgage Association                        5.000%    10/20/33
                         Government National
                         Mortgage Association                        5.000%       TBA                        800,000        775,125
                         Government National
                         Mortgage Association                        5.500%    04/15/33
                         Government National
                         Mortgage Association                        5.500%       TBA
                         Government National
                         Mortgage Association                        6.000%    02/15/09
                         Government National
                         Mortgage Association                        6.000%    09/20/33
                         Government National
                         Mortgage Association                        6.000%    10/20/33
                         Government National
                         Mortgage Association                        6.000%    11/20/33
                         Government National
                         Mortgage Association                        6.000%    12/20/37
                         Government National
                         Mortgage Association                        6.000%       TBA
                         Government National
                         Mortgage Association                        6.500%    07/15/14
                         Government National
                         Mortgage Association                        6.500%    08/15/34
                         Government National
                         Mortgage Association                        7.500%    12/15/14
                         Government National
                         Mortgage Association                        9.000%    11/15/19                       11,046         12,111
         Food & Staples
              Retailing                             % of Net Assets                                0.4%
                         CVS Caremark Corp. (144)                    6.943%    01/10/30                      406,815        392,070
                         Private Export Funding
                         Corp.                                       3.550%    04/15/13                      220,000        213,314
                         Wal-Mart Stores, Inc.                       5.800%    02/15/18                      120,000        124,476
                         Wal-Mart Stores, Inc.                       6.200%    04/15/38                       80,000         78,868
          Food Products                             % of Net Assets                                0.0%
                         Kraft Foods, Inc.                           6.125%    02/01/18
                         Kraft Foods, Inc.                           6.500%    08/11/17
     Foreign Government                             % of Net Assets                                2.4%
                         Bundesrepublik Deutschland                  4.250%    01/04/14                    2,700,000      4,170,246
                         Emirate of Abu Dhabi
                         (144A)                                      5.500%    08/02/12
                         Federal Republic of
                         Germany (EUR)                               4.000%    01/04/37
                         Federal Republic of
                         Germany (EUR)                               4.250%    07/04/39
                         Israel Government AID Bond                  5.500%    12/04/23
                         Japan Government (JPY)                      1.170%    11/20/21
                         Mexico Government
                         International Bond                          6.750%    09/27/34                      715,000        760,403
                         Russian Federation                          7.500%    03/31/30                      187,150        210,264
    Government Agencies                             % of Net Assets                                0.2%
                         Tennessee Valley Authority                  5.980%    04/01/36                      430,000        464,439
            Health Care
   Providers & Services                             % of Net Assets                                0.3%
                         Cardinal Health, Inc.                       5.850%    12/15/17                      220,000        215,545
                         HCA, Inc.                                   5.750%    03/15/14                      358,000        299,825
                         Humana Inc.                                 7.200%    06/15/18                       50,000         49,627
                         WellPoint, Inc.                             5.875%    06/15/17                       10,000          9,683
                         WellPoint, Inc.                             5.950%    12/15/34
  Hotels, Restaurants &
                Leisure                             % of Net Assets                                0.0%
                         Caesars Entertainment, Inc.                 7.875%    03/15/10
                         Harrah's Operating Co.,
                         Inc. (144A) 10.750% 02/01/18
                         MGM MIRAGE, Inc.(b)                         7.625%    01/15/17                      120,000         99,300
 Ind. Power Producers &
         Energy Traders                             % of Net Assets                                0.0%
                         NRG Energy, Inc.                            7.375%    02/01/16
             Industrial
          Conglomerates                             % of Net Assets                                0.4%
                         General Electric Co.                        5.000%    02/01/13                      250,000        252,055
                         Tyco International Group
                         S.A.                                        6.000%    11/15/13                      630,000        608,578
              Insurance                             % of Net Assets                                0.3%
                         American International
                         Group, Inc.                                 5.850%    01/16/18                       30,000         28,156
                         American International
                         Group, Inc.                                 6.250%    03/15/37                       50,000         39,250
                         American International
                         Group, Inc. (144A)                          8.175%    05/15/58
                         Berkshire Hathaway
                         Finance Corp.(b)                            4.750%    05/15/12                      230,000        233,357
                         Chubb Corp.(d)                              6.375%    03/29/67
                         Lincoln National Corp.                      6.050%    04/20/67
                         Lincoln National Corp.(d)                   7.000%    05/17/66
                         The Progressive Corp.(d)                    6.700%    06/15/37
                         The Travelers Cos.,
                         Inc.(d)                                     6.250%    03/15/37                      390,000        335,602
                  Media                             % of Net Assets                                0.7%
                         Clear Channel
                         Communications, Inc.                        6.250%    03/15/11                      190,000        161,121
                         Comcast Cable
                         Communications Holdings,
                         Inc. 8.375% 03/15/13 Comcast Cable
                         Communications, Inc.                        8.875%    05/01/17                      880,000      1,010,738
                         Comcast Corp.                               6.500%    01/15/17                       10,000         10,076
                         Comcast Corp.                               6.500%    11/15/35
                         Comcast Corp.                               6.950%    08/15/37
                         Comcast Corp.                               7.050%    03/15/33
                         CSC Holdings, Inc.                          8.125%    07/15/09
                         EchoStar DBS Corp.                          7.000%    10/01/13                       60,000         57,450
                         EchoStar DBS Corp.                          7.750%    05/31/15                        5,000          4,900
                         News America, Inc.                          6.200%    12/15/34                       20,000         18,501
                         News America, Inc. (144A)                   6.650%    11/15/37                       10,000          9,795
                         TCI Communications, Inc.                    7.875%    02/15/26
                         Time Warner Cable, Inc.                     6.200%    07/01/13
                         Time Warner
                         Entertainment Co., L.P.                     8.375%    03/15/23
                         Time Warner, Inc.                           6.875%    05/01/12
                         Time Warner, Inc.                           7.625%    04/15/31                      260,000        264,679
        Metals & Mining                             % of Net Assets                                0.2%
                         Freeport-McMoRan Copper
                         & Gold, Inc.                                8.250%    04/01/15
                         Freeport McMoRan
                         Copper & Gold, Inc.                         8.375%    04/01/17                       90,000         95,098
                         Ispat Inland, U.L.C.                        9.750%    04/01/14
                         Steel Dynamics,
                         Inc. (144A)                                 7.375%    11/01/12                       15,000         15,075
                         Steel Dynamics, Inc.                        6.750%    04/01/15                       45,000         43,312
                         Vale Overseas, Ltd.                         6.875%    11/21/36                      335,000        312,801
     Office Electronics                             % of Net Assets                                0.0%
                         Xerox Corp.                                 6.875%    08/15/11
  Oil, Gas & Consumable
                  Fuels                             % of Net Assets                                1.6%
                         Anadarko Petroleum Corp.                    5.950%    09/15/16                      240,000        240,515
                         Anadarko Petroleum Corp.                    6.450%    09/15/36                      180,000        178,247
                         Chesapeake Energy Corp.                     6.375%    06/15/15                       20,000         19,000
                         Chesapeake Energy Corp.                     6.875%    01/15/16                       95,000         92,150
                         ConocoPhillips Holding Co.                  6.950%    04/15/29                      615,000        676,422
                         Gaz Capital (Gazprom)
                         (144A)                                      6.212%    11/22/16                      240,000        224,832
                         Gaz Capital (Gazprom)
                         (144A)                                      6.510%    03/07/22                      130,000        117,000
                         Gaz Capital (Gazprom)
                         (144A) 7.288% 08/16/37
                         Kerr-McGee Corp.                            6.950%    07/01/24                       90,000         93,580
                         Kerr-McGee Corp.                            7.875%    09/15/31                       40,000         46,671
                         Newfield Exploration
                         Co.(b) 6.625% 09/01/14 Newfield Exploration Co. 6.625%
                         04/15/16
                         Peabody Energy Corp.                        6.875%    03/15/13                       20,000         20,150
                         Pemex Project Funding
                         Master  Trust(b)                            6.625%    06/15/35                      305,000        302,439
                         Sabine Pass LNG, L.P.(b)                    7.500%    11/30/16
                         SMFG Preferred Capital
                         (144A)                                      6.078%    01/29/49                      340,000        289,180
                         Transocean, Inc.                            5.250%    03/15/13                      260,000        262,987
                         Transocean, Inc.                            6.000%    03/15/18
                         Transocean, Inc.                            6.800%    03/15/38
                         TXU Corp.                                   5.550%    11/15/14                       70,000         55,151
                         TXU Corp.                                   6.500%    11/15/24                       10,000          7,428
                         TXU Corp.(b)                                6.550%    11/15/34                       70,000         51,350
                         Williams Cos., Inc.                         7.875%    09/01/21                       90,000         95,850
                         Williams Cos., Inc.                         7.500%    01/15/31                       50,000         50,813
                         Williams Cos., Inc.                         7.750%    06/15/31                      265,000        276,925
                         Williams Cos., Inc.(f)                      8.750%    03/15/32                       10,000         11,400
                         XTO Energy, Inc.                            6.100%    04/01/36                      240,000        229,334
                         XTO Energy, Inc.                            6.750%    08/01/37
Paper & Forest Products                             % of Net Assets                                0.1%
                         Weyerhaeuser Co.                            6.750%    03/15/12                      210,000        216,459
        Pharmaceuticals                             % of Net Assets                                0.2%
                         Bristol-Myers Squibb Co.                    5.875%    11/15/36
                         Wyeth                                       5.950%    04/01/37                      500,000        483,250
 Real Estate Investment
                 Trusts                             % of Net Assets                                0.1%
                         iStar Financial, Inc.(b)                    6.000%    12/15/10                      300,000        255,888
                         Ventas Realty LP/Ventas
                         Capital Corp.                               6.750%    04/01/17                       60,000         57,900

                                                                                                              Aggregate Combined
                                                                          MSF BlackRock Diversified              Portfolios
                         Security Description                               Par/Shares     Value           Shares           Value
                         --------------------------                        ------------ ----------       ----------- --------------
                         Federal National Mortgage
                         Association                                            788,967    813,361           788,967        813,361
                         Federal National Mortgage
                         Association                                         21,600,000 22,234,500        21,600,000     22,234,500
                         Federal National Mortgage
                         Association                                                 40         40                40             40
                         Federal National Mortgage
                         Association                                                243        244               243            244
                         Government National
                         Mortgage Association                                 5,440,993  5,269,588         5,440,993      5,269,588
                         Government National
                         Mortgage Association                                 2,400,000  2,321,250         3,200,000      3,096,375
                         Government National
                         Mortgage Association                                   399,616    399,355           399,616        399,355
                         Government National
                         Mortgage Association                                24,100,000 23,918,867        24,100,000     23,918,867
                         Government National
                         Mortgage   Association                                  11,198     11,264            11,198         11,264
                         Government National
                         Mortgage Association                                   834,804    848,398           834,804        848,398
                         Government National
                         Mortgage Association                                 1,352,610  1,378,268         1,352,610      1,378,268
                         Government National
                         Mortgage Association                                 1,856,874  1,887,111         1,856,874      1,887,111
                         Government National
                         Mortgage Association                                 1,139,242  1,156,522         1,139,242      1,156,522
                         Government National
                         Mortgage  Association                               30,200,000 30,641,304        30,200,000     30,641,304
                         Government National
                         Mortgage  Association                                   22,690     23,543            22,690         23,543
                         Government National
                         Mortgage Association                                 3,589,401  3,718,856         3,589,401      3,718,856
                         Government National
                         Mortgage Association                                   425,101    446,589           425,101        446,589
                         Government National
                         Mortgage Association                                                                 11,046         12,111
         Food & Staples
              Retailing                             % of Net Assets   0.0%                          0.0%
                         CVS Caremark Corp. (144)                                                            406,815        392,070
                         Private Export Funding
                         Corp.                                                                               220,000        213,314
                         Wal-Mart Stores, Inc.                                                               120,000        124,476
                         Wal-Mart Stores, Inc.                                                                80,000         78,868
          Food Products                             % of Net Assets   0.2%                          0.2%
                         Kraft Foods, Inc.                                    1,950,000  1,895,558         1,950,000      1,895,558
                         Kraft Foods, Inc.                                    1,830,000  1,832,330         1,830,000      1,832,330
     Foreign Government                             % of Net Assets   1.1%                          1.3%
                         Bundesrepublik Deutschland                                                        2,700,000      4,170,246
                         Emirate of Abu Dhabi
                         (144A)                                               4,600,000  4,703,081         4,600,000      4,703,081
                         Federal Republic of
                         Germany (EUR)                                        1,525,000  2,076,649         1,525,000      2,076,649
                         Federal Republic of
                         Germany (EUR)                                          850,000  1,206,264           850,000      1,206,264
                         Israel Government AID Bond                           3,175,000  3,408,591         3,175,000      3,408,591
                         Japan Government (JPY)                             715,000,000  6,494,185       715,000,000      6,494,185
                         Mexico Government
                         International Bond                                                                  715,000        760,403
                         Russian Federation                                                                  187,150        210,264
    Government Agencies                             % of Net Assets   0.0%                          0.0%
                         Tennessee Valley Authority                                                          430,000        464,439
            Health Care
   Providers & Services                             % of Net Assets   0.0%                          0.1%
                         Cardinal Health, Inc.                                                               220,000        215,545
                         HCA, Inc.                                                                           358,000        299,825
                         Humana Inc.                                                                          50,000         49,627
                         WellPoint, Inc.                                                                      10,000          9,683
                         WellPoint, Inc.                                        700,000    605,240           700,000        605,240
  Hotels, Restaurants &
                Leisure                             % of Net Assets   0.1%                          0.1%
                         Caesars Entertainment, Inc.                            950,000    864,500           950,000        864,500
                         Harrah's Operating Co.,
                         Inc. (144A)                                          1,600,000  1,176,000         1,600,000      1,176,000
                         MGM MIRAGE, Inc.(b)                                                                 120,000         99,300
 Ind. Power Producers &
         Energy Traders                             % of Net Assets   0.0%                          0.0%
                         NRG Energy, Inc.                                       170,000    160,012           170,000        160,012
             Industrial
          Conglomerates                             % of Net Assets   0.0%                          0.0%
                         General Electric Co.                                                                250,000        252,055
                         Tyco International Group
                         S.A.                                                                                630,000        608,578
              Insurance                             % of Net Assets   0.4%                          0.4%
                         American International
                         Group, Inc.                                                                          30,000         28,156
                         American International
                         Group, Inc.                                                                          50,000         39,250
                         American International
                         Group, Inc. (144A)                                   2,450,000  2,305,717         2,450,000      2,305,717
                         Berkshire Hathaway Finance
                         Corp.(b)                                                                            230,000        233,357
                         Chubb Corp.(d)                                       1,100,000  1,006,220         1,100,000      1,006,220
                         Lincoln National Corp.                                 675,000    569,138           675,000        569,138
                         Lincoln National Corp.(d)                              640,000    582,955           640,000        582,955
                         The Progressive Corp.(d)                             1,040,000    911,949         1,040,000        911,949
                         The Travelers Cos.,
                         Inc.(d)                                                735,000    631,469         1,125,000        967,071
                  Media                             % of Net Assets   0.6%                          0.6%
                         Clear Channel
                         Communications, Inc.                                                                190,000        161,121
                         Comcast Cable
                         Communications
                         Holdings, Inc.                                         650,000    715,499           650,000        715,499
                         Comcast Cable
                         Communications, Inc.                                                                880,000      1,010,738
                         Comcast Corp.                                                                        10,000         10,076
                         Comcast Corp.                                          555,000    527,597           555,000        527,597
                         Comcast Corp.                                        1,150,000  1,131,127         1,150,000      1,131,127
                         Comcast Corp.                                          275,000    279,393           275,000        279,393
                         CSC Holdings, Inc.                                     135,000    136,012           135,000        136,012
                         EchoStar DBS Corp.                                                                   60,000         57,450
                         EchoStar DBS Corp.                                                                    5,000          4,900
                         News America, Inc.                                     640,000    590,196           660,000        608,697
                         News America, Inc. (144A)                                                            10,000          9,795
                         TCI Communications, Inc.                             1,300,000  1,411,219         1,300,000      1,411,219
                         Time Warner Cable, Inc.                              2,850,000  2,898,071         2,850,000      2,898,071
                         Time Warner Entertainment
                         Co., L.P.                                              350,000    377,162           350,000        377,162
                         Time Warner, Inc.                                    1,875,000  1,918,219         1,875,000      1,918,219
                         Time Warner, Inc.                                                                   260,000        264,679
        Metals & Mining                             % of Net Assets   0.1%                           0.1%
                         Freeport-McMoRan Copper
                         & Gold, Inc.                                           485,000    509,856           485,000        509,856
                         Freeport McMoRan Copper
                         & Gold, Inc.                                           965,000  1,018,075         1,055,000      1,113,173
                         Ispat Inland, U.L.C.                                   155,000    165,663           155,000        165,663
                         Steel Dynamics, Inc. (144A)                                                          15,000         15,075
                         Steel Dynamics, Inc.                                                                 45,000         43,312
                         Vale Overseas, Ltd.                                                                 335,000        312,801
     Office Electronics                             % of Net Assets   0.1%                          0.1%
                         Xerox Corp.                                            975,000  1,010,415           975,000      1,010,415
  Oil, Gas & Consumable
                  Fuels                             % of Net Assets   0.2%                          0.4%
                         Anadarko Petroleum Corp.                                                            240,000        240,515
                         Anadarko Petroleum Corp.                                                            180,000        178,247
                         Chesapeake Energy Corp.                                                              20,000         19,000
                         Chesapeake Energy Corp.                                                              95,000         92,150
                         ConocoPhillips Holding Co.                                                          615,000        676,422
                         Gaz Capital (Gazprom)
                         (144A)                                                                              240,000        224,832
                         Gaz Capital (Gazprom)
                         (144A)                                                                              130,000        117,000
                         Gaz Capital (Gazprom)
                         (144A)                                               1,060,000    974,140         1,060,000        974,140
                         Kerr-McGee Corp.                                                                     90,000         93,580
                         Kerr-McGee Corp.                                                                     40,000         46,671
                         Newfield Exploration Co.(b)                            395,000    371,300           395,000        371,300
                         Newfield Exploration Co.                               375,000    344,063           375,000        344,063
                         Peabody Energy Corp.                                                                 20,000         20,150
                         Pemex Project Funding
                         Master Trust(b)                                                                     305,000        302,439
                         Sabine Pass LNG, L.P.(b)                               700,000    630,000           700,000        630,000
                         SMFG Preferred Capital
                         (144A)                                                                              340,000        289,180
                         Transocean, Inc.                                                                    260,000        262,987
                         Transocean, Inc.                                       295,000    295,441           295,000        295,441
                         Transocean, Inc.                                       385,000    393,752           385,000        393,752
                         TXU Corp.                                                                            70,000         55,151
                         TXU Corp.                                                                            10,000          7,428
                         TXU Corp.(b)                                                                         70,000         51,350
                         Williams Cos., Inc.                                                                  90,000         95,850
                         Williams Cos., Inc.                                                                  50,000         50,813
                         Williams Cos., Inc.                                                                 265,000        276,925
                         Williams Cos., Inc.(f)                                                               10,000         11,400
                         XTO Energy, Inc.                                                                    240,000        229,334
                         XTO Energy, Inc.                                       900,000    912,613           900,000        912,613
Paper & Forest Products                             % of Net Assets   0.0%                          0.0%
                         Weyerhaeuser Co.                                                                    210,000        216,459
        Pharmaceuticals                             % of Net Assets   0.1%                          0.1%
                         Bristol-Myers Squibb Co.                               950,000    886,207           950,000        886,207
                         Wyeth                                                                               500,000        483,250
 Real Estate Investment
                 Trusts                             % of Net Assets   0.0%                          0.0%
                         iStar Financial, Inc.(b)                                                            300,000        255,888
                         Ventas Realty LP/Ventas
                         Capital Corp.                                                                        60,000         57,900

                                                                                                        MIST LMP Managed Assets
                         Security Description                        Coupon     Maturity               Par/Shares         Value
                         --------------------------                  ------    ---------           ----------------- --------------
     Real Estate Mgt. &
            Development                             % of Net Assets                                0.0%
                         American Real Estate
                         Partners, L.P.                              8.125%    06/01/12
            Road & Rail                             % of Net Assets                                0.0%
                         United Parcel Service, Inc.                 6.200%    01/15/38
               Software                             % of Net Assets                                0.0%
                         Oracle Corp.                                5.750%    04/15/18
     Thrifts & Mortgage
                Finance                             % of Net Assets                                0.5%
                         Countrywide Financial
                         Corp.(d)                                    2.923%    01/05/09                       70,000         68,639
                         Washington Mutual, Inc.                     5.933%    09/25/36                      240,718        226,202
                         Washington Mutual Bank F.A.                 5.125%    01/15/15                      400,000        308,402
                         Washington Mutual Master Note
                         Trust (144A)(d)                             2.490%    09/15/13                      470,000        442,980
                Tobacco                             % of Net Assets                                0.0%
                         Reynolds American, Inc.                     6.750%    06/15/17                       70,000         69,864
          U.S. Treasury                             % of Net Assets                               12.7%
                         U.S. Treasury Bonds(b)                      5.000%    05/15/37
                         U.S. Treasury Inflation
                         Indexed Bonds (TII)(b)                      2.000%    01/15/26
                         U.S. Treasury Inflation
                         Indexed Bonds (TII)(b)                      2.375%    01/15/25
                         U.S. Treasury Note(b)                       2.625%    05/31/10                      170,000        170,159
                         U.S. Treasury Note(b)                       4.750%    08/15/17                    6,835,000      7,242,967
                         U.S. Treasury Note(b)                       4.250%    11/15/17                   10,290,000     10,514,291
                         U.S. Treasury Note(b)                       3.875%    05/15/18                    5,540,000      5,495,425
                         U.S. Treasury Note(b)                       6.375%    08/15/27                    2,560,000      3,136,801
                         U.S. Treasury Note(b)                       4.375%    02/15/38                      560,000        546,001
       Wireless Telecom
               Services                             % of Net Assets                                0.1%
                         America Movil S.A.B.
                         de C.V.                                     5.625%    11/15/17                       90,000         87,128
                         Nextel Communications, Inc.                 6.875%    10/31/13                      150,000        126,840
                         Rogers Wireless, Inc.                       7.500%    03/15/15
                         Sprint Nextel Corp.                         6.000%    12/01/16
                         Vodafone Group, Plc.                        6.150%    02/27/37
                         Vodafone Group, Plc.                        7.750%    02/15/10

                       ------------------------------------------------------------------------------------------------------------
                         Total Fixed Income                                                                              96,699,470
                       ------------------------------------------------------------------------------------------------------------
FIXED INCOME-CONVERTIBLE                            % of Net Assets                                3.8%
------------------------
     Aerospace & Defense                            % of Net Assets                                0.2%
                         AAR Corp.(b)                                1.750%    02/01/26                      350,000        273,000
                         Orbital Sciences Corp.
                         (144A)                                      2.438%    01/15/27                      100,000        116,000
                         Orbital Sciences Corp.(b)                   2.438%    01/15/27                       25,000         29,000
         Auto Components                            % of Net Assets                                0.0%
                         Standard Motor Products
                         Inc.                                        6.750%    07/15/09                      100,000         92,500
           Biotechnology                            % of Net Assets                                0.1%
                         BioMarin Pharmaceutical, Inc.               2.500%    03/29/13                       50,000         95,250
                         Incyte Corp.(b)                             3.500%    02/15/11                      100,000         93,500
       Building Products                            % of Net Assets                                0.0%
                         Trex Co., Inc.                              6.000%    07/01/12                       75,000         57,469
          Communications
               Equipment                            % of Net Assets                                0.1%
                         Comverse Technology,
                         Inc.(g)                                     0.000%    05/15/23                      100,000        106,750
                         Powerwave Technologies
                         Inc.(b)                                     1.875%    11/15/24                      150,000        108,188
        Consumer Finance                            % of Net Assets                                0.1%
                         AmeriCredit Corp.                           2.125%    09/15/13                      200,000        119,000
                         Dollar Financial Corp.                      2.875%    06/30/27                      225,000        165,656
   Diversified Financial
                Services                            % of Net Assets                                0.2%
                         Hlth Corp.                                  3.125%    09/01/25                      175,000        156,844
                         Lehman Brothers Holdings,
                         Inc.(b)                                     8.750%    07/01/11                          100         76,650
                         NorthStar Realty Finance
                         LP (144A)                                   7.250%    06/15/27                      250,000        193,750
    Electrical Equipment                            % of Net Assets                               0.4%
                         Canadian Solar, Inc.
                         (144A)                                      6.000%    12/15/17                      100,000        216,250
                         General Cable Corp.                         0.875%    11/15/13                       75,000        101,719
                         Roper Industries, Inc.(f)                   1.481%    01/15/09                      200,000        165,500
                         Sunpower Corp.                              1.250%    02/15/27                      100,000        143,250
                         Suntech Power Holdings
                         Co., Ltd. (144A)                            3.000%    03/15/13                      125,000        143,437
                         Yingli Green Energy
                         Holding Co. Ltd.(b)(g)                      0.000%    12/15/12                      175,000        150,281
  Electronic Equipment &
             Instruments                            % of Net Assets                                0.2%
                         Anixter International,
                         Inc.(b)                                     1.000%    02/15/13                      175,000        192,938
                         Avnet, Inc.(b)                              2.000%    03/15/34                      175,000        181,781
      Energy Equipment &
                Services                            % of Net Assets                                0.2%
                         Cameron International
                         Corp.(b)                                    2.500%    06/15/26                       75,000        126,844
                         Halliburton Co.                             3.125%    07/15/23                       50,000        141,875
                         Parker Drilling Co.(b)                      2.125%    07/15/12                      175,000        177,187
          Food & Staples
               Retailing                            % of Net Assets                                0.1%
                         Pantry, Inc.                                3.000%    11/15/12                      200,000        139,000
                         Rite Aid Corp.                              8.500%    05/15/15                      100,000         90,375
             Health Care
    Equipment & Supplies                            % of Net Assets                                0.1%
                         Hologic, Inc.(f)                            2.000%    12/15/13                      200,000        170,000
             Health Care
    Providers & Services                            % of Net Assets                                0.1%
                         Henry Schein, Inc.                          3.000%    08/15/34                      175,000        217,000
      Household Durables                            % of Net Assets                                0.1%
                         Beazer Homes USA, Inc.                      4.625%    06/15/24                      250,000        190,625
     Internet Software &
                Services                            % of Net Assets                                0.1%
                         SAVVIS, Inc.                                3.000%    05/15/12                      100,000         73,000
                         SINA Corp.(g)                               0.000%    07/15/23                       50,000         88,063
                         VeriSign, Inc. (144A)                       3.250%    08/15/37                       75,000         97,312
             IT Services                            % of Net Assets                                0.1%
                         Euronet Worldwide, Inc.                     3.500%    10/15/25                      350,000        290,500
   Life Sciences Tools &
                Services                            % of Net Assets                                0.1%
                         Kendle International, Inc.                  3.375%    07/15/12                      125,000        129,219
                         Millipore Corp.(b)                          3.750%    06/01/26                      150,000        151,687
               Machinery                            % of Net Assets                                0.2%
                         Actuant Corp.                               2.000%    11/15/23                      100,000        163,750
                         Danaher Corp.(b)                            1.401%    01/22/21                      150,000        171,187
   Oil, Gas & Consumable
                   Fuels                            % of Net Assets                                0.2%
                         GMX Resources, Inc. (144A)                  5.000%    02/01/13                      100,000        246,000
                         Transocean, Inc.                            1.500%    12/15/37                      175,000        199,938
         Pharmaceuticals                            % of Net Assets                                0.1%
                         Allergan, Inc.                              1.500%    04/01/26                      100,000        105,875
                         Valeant Pharmaceuticals
                         International                               4.000%    11/15/13                      125,000        107,813
  Real Estate Investment
                  Trusts                            % of Net Assets                                0.1%
                         CapitalSource, Inc.                         7.250%    07/15/37                      300,000        243,000
  Semiconductors & Semi.
               Equipment                           % of Net Assets                                 0.1%
                         Acquicor Technology, Inc.                   8.000%    12/31/11                      100,000         67,000
                         Conexant Systems, Inc.(b)                   4.000%    03/01/26                      225,000        169,875
                         Jazz Technologies, Inc.
                         (144A)                                      8.000%    12/31/11                       75,000         50,250
                Software                            % of Net Assets                                0.2%
                         Blackboard, Inc.                            3.250%    07/01/27                       75,000         73,781
                         Lawson Software, Inc.
                         (144A)                                      2.500%    04/15/12                       75,000         69,094
                         Mentor Graphics Corp.(b)                    6.250%    03/01/26                      200,000        221,750
       Specialty Retail                             % of Net Assets                                0.1%
                         Charming Shoppes, Inc.
                         (144A)                                      1.125%    05/01/14                      200,000        122,250
                         Pier 1 Imports, Inc. (144A)                 6.375%    02/15/11                      125,000         97,813
                         Pier 1 Imports, Inc.(b)                     6.375%    02/15/11                       50,000         39,125
     Textiles, Apparel &
            Luxury Goods                            % of Net Assets                                0.1%
                         Iconix Brand Group, Inc.                    1.875%    06/30/12                      150,000        114,750
      Thrifts & Mortgage
                 Finance                            % of Net Assets                                0.1%
                         Bankunited Capital Trust                    3.125%    03/01/34                      650,000        268,937
     Trading Companies &
            Distributors                            % of Net Assets                                0.1%
                         WESCO International, Inc.                   2.625%    10/15/25                      225,000        259,593
                         WESCO International, Inc.
                         (144A)                                      2.625%    10/15/25                       25,000         28,844
        Wireless Telecom
                Services                            % of Net Assets                                0.2%
                         NII Holdings, Inc.(b)                       2.750%    08/15/25                      175,000        204,750
                         NII Holdings, Inc. (144A)                   2.750%    08/15/25                       25,000         29,250
                         SBA Communications Corp.
                         (144A)                                      1.875%    05/01/13                      100,000        102,865

                         -----------------------------------------------------------------------------------------------------------
                         Total Fixed Income-Convertible                                                                   8,218,890
                         -----------------------------------------------------------------------------------------------------------

   SHORT-TERM INVESTMENT                            % of Net Assets                               21.9%
   ---------------------
   Repurchase Agreements                            % of Net Assets                                0.7%
                         State Street Bank & Trust
                         Co.                                         0.450%    07/01/08                      222,000        222,000
                         State Street Bank & Trust
                         Co.                                         0.700%    07/01/08                    1,083,000      1,083,000

                                                                                                        MIST LMP Managed Assets
                         Security Description                        Coupon     Maturity               Par/Shares         Value
                         --------------------------                  ------    ---------           ----------------- --------------
     Real Estate Mgt. &
            Development                             % of Net Assets   0.0%                          0.0%
                         American Real Estate
                         Partners, L.P.                                         145,000    139,200           145,000        139,200
            Road & Rail                             % of Net Assets   0.1%                          0.1%
                         United Parcel Service, Inc.                          1,170,000  1,185,894         1,170,000      1,185,894
               Software                             % of Net Assets   0.1%                          0.1%
                         Oracle Corp.                                           980,000    979,162           980,000        979,162
     Thrifts & Mortgage
                Finance                             % of Net Assets   0.0%                          0.1%
                         Countrywide Financial
                         Corp.(d)                                                                             70,000         68,639
                         Washington Mutual, Inc.                                                             240,718        226,202
                         Washington Mutual Bank F.A.                                                         400,000        308,402
                         Washington Mutual Master
                         Note Trust (144A)(d)                                                                470,000        442,980
                Tobacco                             % of Net Assets   0.0%                          0.0%
                         Reynolds American, Inc.                                                              70,000         69,864
          U.S. Treasury                             % of Net Assets   0.3%                          1.8%
                         U.S. Treasury Bonds(b)                               1,550,000  1,665,766         1,550,000      1,665,766
                         U.S. Treasury Inflation Indexed
                         Bonds (TII)(b)                                       1,487,943  1,475,271         1,487,943      1,475,271
                         U.S. Treasury Inflation Indexed
                         Bonds (TII)(b)                                       1,139,440  1,194,988         1,139,440      1,194,988
                         U.S. Treasury Note(b)                                                               170,000        170,159
                         U.S. Treasury Note(b)                                                             6,835,000      7,242,967
                         U.S. Treasury Note(b)                                                            10,290,000     10,514,291
                         U.S. Treasury Note(b)                                                             5,540,000      5,495,425
                         U.S. Treasury Note(b)                                                             2,560,000      3,136,801
                         U.S. Treasury Note(b)                                                               560,000        546,001
       Wireless Telecom
               Services                             % of Net Assets   0.1%                          0.1%
                         America Movil S.A.B. de C.V.                                                         90,000         87,128
                         Nextel Communications, Inc.                                                         150,000        126,840
                         Rogers Wireless, Inc.                                  240,000    254,062           240,000        254,062
                         Sprint Nextel Corp.                                    825,000    709,500           825,000        709,500
                         Vodafone Group, Plc.                                   650,000    594,436           650,000        594,436
                         Vodafone Group, Plc.                                   665,000    694,903           665,000        694,903

                         -----------------------------------------------------------------------------------------------------------
                         Total Fixed Income                                            734,507,138                      831,206,608
                         -----------------------------------------------------------------------------------------------------------
                 FIXED                              % of Net Assets   0.0%                          0.5%
                 ------
     INCOME-CONVERTIBLE
     ------------------
    Aerospace & Defense                             % of Net Assets   0.0%                          0.0%
                         AAR Corp.(b)                                                                        350,000        273,000
                         Orbital Sciences Corp.
                         (144A)                                                                              100,000        116,000
                         Orbital Sciences Corp.(b)                                                            25,000         29,000
        Auto Components                             % of Net Assets   0.0%                          0.0%
                         Standard Motor Products
                         Inc.                                                                                100,000         92,500
          Biotechnology                             % of Net Assets   0.0%                          0.0%
                         BioMarin Pharmaceutical,
                         Inc.                                                                                 50,000         95,250
                         Incyte Corp.(b)                                                                     100,000         93,500
      Building Products                             % of Net Assets   0.0%                          0.0%
                         Trex Co., Inc.                                                                       75,000         57,469
         Communications
              Equipment                             % of Net Assets   0.0%                          0.0%
                         Comverse Technology,
                         Inc.(g)                                                                             100,000        106,750
                         Powerwave Technologies
                         Inc.(b)                                                                             150,000        108,188
       Consumer Finance                             % of Net Assets   0.0%                          0.0%
                         AmeriCredit Corp.                                                                   200,000        119,000
                         Dollar Financial Corp.                                                              225,000        165,656
  Diversified Financial
               Services                             % of Net Assets   0.0%                          0.0%
                         Hlth Corp.                                                                          175,000        156,844
                         Lehman Brothers Holdings,
                         Inc.(b)                                                                                 100         76,650
                         NorthStar Realty Finance
                         LP (144A)                                                                           250,000        193,750
   Electrical Equipment                             % of Net Assets   0.0%                          0.1%
                         Canadian Solar, Inc. (144A)                                                         100,000        216,250
                         General Cable Corp.                                                                  75,000        101,719
                         Roper Industries, Inc.(f)                                                           200,000        165,500
                         Sunpower Corp.                                                                      100,000        143,250
                         Suntech Power Holdings
                         Co., Ltd. (144A)                                                                    125,000        143,437
                         Yingli Green Energy
                         Holding Co. Ltd.(b)(g)                                                              175,000        150,281
 Electronic Equipment &
            Instruments                             % of Net Assets   0.0%                          0.0%
                         Anixter International,
                         Inc.(b)                                                                             175,000        192,938
                         Avnet, Inc.(b)                                                                      175,000        181,781
     Energy Equipment &
               Services                             % of Net Assets   0.0%                          0.0%
                         Cameron International
                         Corp.(b)                                                                             75,000        126,844
                         Halliburton Co.                                                                      50,000        141,875
                         Parker Drilling Co.(b)                                                              175,000        177,187
         Food & Staples
              Retailing                             % of Net Assets   0.0%                          0.0%
                         Pantry, Inc.                                                                        200,000        139,000
                         Rite Aid Corp.                                                                      100,000         90,375
            Health Care
   Equipment & Supplies                             % of Net Assets   0.0%                          0.0%
                         Hologic, Inc.(f)                                                                    200,000        170,000
            Health Care
   Providers & Services                             % of Net Assets   0.0%                          0.0%
                         Henry Schein, Inc.                                                                  175,000        217,000
     Household Durables                             % of Net Assets   0.0%                          0.0%
                         Beazer Homes USA, Inc.                                                              250,000        190,625
    Internet Software &
               Services                             % of Net Assets   0.0%                          0.0%
                         SAVVIS, Inc.                                                                        100,000         73,000
                         SINA Corp.(g)                                                                        50,000         88,063
                         VeriSign, Inc. (144A)                                                                75,000         97,312
            IT Services                             % of Net Assets   0.0%                          0.0%
                         Euronet Worldwide, Inc.                                                             350,000        290,500
  Life Sciences Tools &
               Services                             % of Net Assets   0.0%                          0.0%
                         Kendle International, Inc.                                                          125,000        129,219
                         Millipore Corp.(b)                                                                  150,000        151,687
              Machinery                             % of Net Assets   0.0%                          0.0%
                         Actuant Corp.                                                                       100,000        163,750
                         Danaher Corp.(b)                                                                    150,000        171,187
  Oil, Gas & Consumable
                  Fuels                             % of Net Assets   0.0%                          0.0%
                         GMX Resources, Inc. (144A)                                                          100,000        246,000
                         Transocean, Inc.                                                                    175,000        199,938
        Pharmaceuticals                             % of Net Assets   0.0%                          0.0%
                         Allergan, Inc.                                                                      100,000        105,875
                         Valeant Pharmaceuticals
                         International                                                                       125,000        107,813
 Real Estate Investment
                 Trusts                             % of Net Assets   0.0%                          0.0%
                         CapitalSource, Inc.                                                                 300,000        243,000
 Semiconductors & Semi.
              Equipment                             % of Net Assets   0.0%                          0.0%
                         Acquicor Technology, Inc.                                                           100,000         67,000
                         Conexant Systems, Inc.(b)                                                           225,000        169,875
                         Jazz Technologies, Inc.
                         (144A)                                                                               75,000         50,250
               Software                             % of Net Assets   0.0%                          0.0%
                         Blackboard, Inc.                                                                     75,000         73,781
                         Lawson Software, Inc.
                         (144A)                                                                               75,000         69,094
                         Mentor Graphics Corp.(b)                                                            200,000        221,750
      Specialty Retail                              % of Net Assets   0.0%                          0.0%
                         Charming Shoppes, Inc.
                         (144A)                                                                              200,000        122,250
                         Pier 1 Imports, Inc. (144A)                                                         125,000         97,813
                         Pier 1 Imports, Inc.(b)                                                              50,000         39,125
    Textiles, Apparel &
           Luxury Goods                             % of Net Assets   0.0%                          0.0%
                         Iconix Brand Group, Inc.                                                            150,000        114,750
     Thrifts & Mortgage
                Finance                             % of Net Assets   0.0%                          0.0%
                         Bankunited Capital Trust                                                            650,000        268,937
    Trading Companies &
           Distributors                             % of Net Assets   0.0%                          0.0%
                         WESCO International, Inc.                                                           225,000        259,593
                         WESCO International, Inc.
                         (144A)                                                                               25,000         28,844
       Wireless Telecom
               Services                             % of Net Assets   0.0%                          0.0%
                         NII Holdings, Inc.(b)                                                               175,000        204,750
                         NII Holdings, Inc. (144A)                                                            25,000         29,250
                         SBA Communications Corp.
                         (144A)                                                                              100,000        102,865

                         -----------------------------------------------------------------------------------------------------------
                         Total Fixed Income-Convertible                                          0                        8,218,890
                         -----------------------------------------------------------------------------------------------------------
  SHORT-TERM INVESTMENT                             % of Net Assets   3.6%                         5.8%
  ---------------------
  Repurchase Agreements                             % of Net Assets   0.0%                         0.1%
                         State Street Bank & Trust
                         Co.                                                                                 222,000        222,000
                         State Street Bank & Trust
                         Co.                                                                               1,083,000      1,083,000

                                                                                                        MIST LMP Managed Assets
                         Security Description                      Coupon     Maturity                 Par/Shares         Value
                         --------------------------                ------     ---------           ------------------ --------------
                         State Street Bank & Trust
                         Co.                                        1.120%     07/01/08                      116,000        116,000
          Discount Notes                            % of Net Assets                                0.0%
                         Federal Home Loan Bank                     2.070%     07/07/08
            Mutual Funds                            % of Net Assets                               21.2%
                         State Street Navigator
                         Securities Lending
                             Prime Portfolio (g)                                                          45,437,128     45,437,128

                         -----------------------------------------------------------------------------------------------------------
                         Total Short Term
                         Investments                                                                                     46,858,128
                         -----------------------------------------------------------------------------------------------------------

                         -----------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS                               % of Net Assets                       124.9%   267,395,926
                         -----------------------------------------------------------------------------------------------------------
                                                             (Cost) 266,905,931

                         Other assets less Liabilities                   % of Net Assets                       -24.9%   (53,388,995)
                         -----------------------------------------------------------------------------------------------------------
                         TOTAL NET ASSETS -- 100.0%                                                                     214,006,931
                         ===========================================================================================================

                                                                                                            Aggregate Combined
                                                                         MSF BlackRock Diversified              Portfolios
                         Security Description                             Par/Shares     Value             Shares        Value
                         --------------------------                      ------------ ----------         --------- --------------
                         State Street Bank & Trust
                         Co.                                                                                 116,000        116,000
         Discount Notes                             % of Net Assets 1.0%                           0.9%
                         Federal Home Loan Bank                          15,600,000     15,594,618        15,600,000     15,594,618
           Mutual Funds                             % of Net Assets 2.6%                           4.8%
                         State Street Navigator
                         Securities Lending
                         Prime Portfolio (g)                             41,248,770     41,248,770        86,685,898     86,685,898

                         -----------------------------------------------------------------------------------------------------------
                         Total Short Term Investments                                   56,843,388                      103,701,516
                         -----------------------------------------------------------------------------------------------------------

                         -----------------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS                                    109.0% 1,723,267,115             110.9% 1,990,663,041
                         -----------------------------------------------------------------------------------------------------------
                                                             (Cost)                  1,730,788,196                    1,997,694,127
                         Other assets less Liabilities                         -9.0%  (142,442,833)            -10.9%  (195,831,828)
                         -----------------------------------------------------------------------------------------------------------
                         TOTAL NET ASSETS -- 100.0%                                  1,580,824,282                    1,794,831,213
                         ===========================================================================================================

(a)   Non-Income Producing.

(b)   A portion or all of the security was held on loan.

(c)   Zero Valued Security.

(d)   Variable or Floating Rate Security. Rate disclosed is as of June 30, 2008.

(e) Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.

(f) Step Bond: Coupon rate is set for an initial period and then increased or decreased to a higher or lower coupon rate at a specified date.

(g)   Zero Coupon Bond

(h) Represents investment of cash collateral received from securities lending transactions.

(144A)--Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2008, the market value of 144A securities was $8,719,503 and $17,596,886 in the MIST Legg Mason Managed Assets Portfolio and the MSF BlackRock Diversified Portfolio, respectively.

(TBA)--A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

(TII)--A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

(EUR)--Euro

(JPY)--Japanese Yen

As of June 30, 2008, substantially all of the securities held by Legg Mason Managed Assets Portfolio complied with the investment restrictions and limitations of BlackRock Diversified Portfolio.

Forward Contracts

                                                           Local       Aggregate                       Unrealized
                                            Delivery    Currency           Face   Valuation as of   Appreciation/
Forward Currency Contracts                      Date      Amount          Value         6/30/2008    Depreciation
-----------------------------------------------------------------------------------------------------------------
Euro (Sold)                                7/23/2008     347,000   $    537,215   $       545,748   ($      8,533)
Euro (Sold)                                7/23/2008   2,219,675      3,492,874         3,491,016           1,858
Euro (Bought)                              7/23/2008      35,000         54,963            55,046              83
                                                                                                    -------------

Net Unrealized Depreciation                                                                         ($      6,592)
                                                                                                    =============

Futures Contracts

                                                                                                       Unrealized
                                          Expiration   Number of       Contract   Valuation as of   Appreciation/
Futures Contracts - Long                        Date   Contracts         Amount         6/30/2008    Depreciation
-----------------------------------------------------------------------------------------------------------------
Eurodollar Futures                        12/15/2008         110   $ 26,579,086   $    26,625,500   $      46,414
Eurodollar Futures                         3/16/2009         623    150,559,050       150,579,100          20,050
Eurodollar Futures                         6/15/2009         404     98,482,013        97,434,700      (1,047,313)
German Government Bond 10 Year Futures      9/8/2008          87     15,332,395        15,147,959        (184,436)
U.S. Treasury Bonds Futures                9/19/2008         188     21,370,958        21,731,625         360,667
U.S. Treasury Notes 5 Year Futures         9/30/2008         475     52,215,939        52,513,476         297,537

Futures Contracts - Short
----------------------------------------
Eurodollar Futures                         6/14/2010       (126)    (30,379,262)      (30,106,125)        273,137
U.S. Treasury Notes 2 Year Futures         9/30/2008       (370)    (77,667,337)      (78,145,156)       (477,819)
U.S. Treasury Notes 10 Year Futures        9/19/2008       (508)    (57,310,610)      (57,872,312)       (561,702)

                                                                                                    -------------
Net Unrealized Depreciation                                                                         ($  1,273,465)
                                                                                                    =============

TBA Sale Commitments

                                                                       Face
Federal Agencies                                                      Amount          Value
----------------------------------------------------------------------------------------------
Federal National Mortgage Association
   4.500%  (30 Year TBA)                                           ($ 3,000,000)  ($ 2,776,406)
   5.000%  (15 Year TBA)                                             (4,400,000)    (4,340,873)
   5.000%  (30 Year TBA)                                            (15,800,000)   (15,143,320)
   5.500%  (15 Year TBA)                                            (15,100,000)   (15,173,084)
   5.500%  (30 Year TBA)                                            (16,100,000)   (15,868,564)
   6.000%  (15 Year TBA)                                             (3,100,000)    (3,169,750)
   6.000%  (30 Year TBA)                                            (14,600,000)   (14,727,750)
Federal Home Loan Mortgage Corp.
   5.000%  (15 Year TBA)                                             (1,700,000)    (1,674,633)
   5.500%  (30 Year TBA)                                             (9,600,000)    (9,456,000)
   6.000%  (30 Year TBA)                                             (3,700,000)    (3,737,000)
Government National Mortgage Association
   5.500%  (30 Year TBA)                                               (400,000)      (396,750)
   6.500%  (30 Year TBA)                                             (3,500,000)    (3,614,841)
                                                                                  ------------
Total TBA Sale Commitments (Proceeds Cost $(90,355,537))                          ($90,078,971)
                                                                                  ============

Metropolitan Series Fund, Inc.
COMBINED PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (UNAUDITED)

                                                                                                                     Metropolitan
                                                                                                                      Series Fund
                                                               Met Investors                                           BlackRock
                                                               Series Trust     Metropolitan                          Diversified
                                                                Legg Mason      Series Fund      Adjustments           Portfolio
                                                                 Partners        BlackRock     (References are      ---------------
                                                              Managed Assets    Diversified     to Pro Forma           Pro Forma
                                                                 Portfolio       Portfolio       Footnotes)            Combined
                                                              --------------  ---------------  ---------------      ---------------
Assets
Investments at value * (1)                                    $  265,974,926  $ 1,723,267,115  $            --      $ 1,989,242,041
Repurchase Agreements                                              1,421,000               --               --            1,421,000
Cash                                                                   3,151          873,751               --              876,902
Cash denominated in foreign currencies **                                846          153,354               --              154,200
Receivable for:
   Securities sold                                                 1,092,557      294,609,383               --          295,701,940
   Trust shares/Fund shares sold                                      12,918          282,461               --              295,379
   Dividends and interest                                          1,299,197        6,492,249               --            7,791,446
   Foreign taxes                                                                       26,122               --               26,122
                                                              --------------  ---------------  ---------------      ---------------
      Total assets                                               269,804,595    2,025,704,435                0        2,295,509,030
                                                              --------------  ---------------  ---------------      ---------------

Liabilities
   TBA sales commitments at value ***                                     --       90,078,971               --           90,078,971
Payable for:
   Securities purchased                                            9,944,481      310,743,645               --          320,688,126
   Trust shares/Fund shares redeemed                                  93,951          966,053               --            1,060,004
   Collateral on securities on loan                               45,437,128       41,248,770               --           86,685,898
   Unrealized depreciation on forward currency contracts              69,407            6,592               --               75,999
   Futures variation                                                      --          155,997               --              155,997
   Interest (short)                                                       --          723,036               --              723,036
Accrued expenses:
   Management fees                                                    90,433          593,484               --              683,917
   Service and distribution fees                                          --           23,939               --               23,939
   Administration fee                                                  1,295               --               --                1,295
   Other expenses                                                    160,969          339,666          111,000(a)           611,635
                                                              --------------  ---------------  ---------------      ---------------
      Total liabilities                                           55,797,664      444,880,153          111,000          500,788,817
                                                              --------------  ---------------  ---------------      ---------------
Net Assets                                                    $  214,006,931  $ 1,580,824,282  $       111,000      $ 1,794,720,213
                                                              ==============  ===============  ===============      ===============

-----------------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
   Capital paid in                                            $  210,319,347  $ 1,603,396,686  $             0        1,813,716,033

   Undistributed (distributions in excess of) net investment
      income                                                       3,333,032       22,516,132         (111,000)(a)       25,738,164
   Accumulated net realized gains (losses)                           (66,188)     (36,547,483)              --          (36,613,671)
   Unrealized appreciation (depreciation) on investments,
   futures, and foreign currency                                     420,740      (8,541,053)               --           (8,120,313)
                                                              --------------  ---------------  ---------------      ---------------
      Total                                                   $  214,006,931  $ 1,580,824,282  $     (111,000)      $ 1,794,720,213
                                                              ==============  ===============  ===============      ===============

                                                                                               ---------------
Net Assets - Class A                                             214,006,931    1,441,683,871  $      (111,000)(a)  $ 1,655,579,802
                                                              ==============  ===============  ===============      ===============
Net Assets - Class B                                                       0       77,010,387                            77,010,387
                                                              ==============  ===============  ===============      ===============
Net Assets - Class E                                                       0       62,130,024                            62,130,024
                                                              ==============  ===============  ===============      ===============

Capital shares outstanding - Class A                              14,796,444       89,363,696       (1,531,088)(b)      102,629,052
                                                              ==============  ===============  ===============      ===============
Capital shares outstanding - Class B                                       0        4,793,566                0(b)         4,793,566
                                                              ==============  ===============  ===============      ===============
Capital shares outstanding - Class E                                       0        3,857,551                0(b)         3,857,551
                                                              ==============  ===============  ===============      ===============

Net Asset Value and Offering Price Per Share - Class A        $        14.46  $         16.13                       $         16.13
                                                              ==============  ===============  ===============      ===============
Net Asset Value and Offering Price Per Share - Class B                                  16.07                                 16.07
                                                              ==============  ===============  ===============      ===============
Net Asset Value and Offering Price Per Share - Class E                                  16.11                                 16.11
                                                              ==============  ===============                       ===============

  *  Identified cost of investments.                          $  266,905,931  $ 1,730,788,196  $            --      $ 1,997,694,127

 **  Cost of cash denominated in foreign currencies.                     833          153,561               --              154,394

*** Proceeds of TBA sales commitments.                                    --      (90,355,537)              --          (90,355,537)

(1) Includes cash collateral for securities loaned of.            45,437,128       41,248,770               --           86,685,898

(a)   Reflects merger related expenses of $111,000.

(b) Reflects change in shares outstanding due to the issuance of Class A shares of MSF BlackRock Diversified Portfolio in exchange for Class A shares of MIST LMP Managed Assets Portfolio based upon the net asset value of the MSF BlackRock Diversified Portfolio's Class A shares at June 30, 2008.

                        See notes to financial statements

Metropolitan Series Fund, Inc.
COMBINED PRO FORMA STATEMENT OF OPERATIONS For the twelve month period ended June 30, 2008 (UNAUDITED)

                                                                                                                      Metropolitan
                                                                                                                      Series Fund
                                                                                                                       BlackRock
                                                           Met Investors       Metropolitan                           Diversified
                                                            Series Trust        Series Fund      Adjustments           Portfolio
                                                             Legg Mason          BlackRock     (References are      --------------
                                                           Managed Assets       Diversified      to Pro Forma          Pro Forma
                                                             Portfolio           Portfolio        Footnotes)           Combined
                                                           --------------    ---------------   ----------------     --------------
Investment Income
   Dividend                                                $    2,356,278 1  $    16,432,780 1                0         18,789,058 1
   Interest                                                     5,671,625 2       37,335,136 2                0         43,006,761 2
                                                           --------------    ---------------   ----------------     --------------
                                                                8,027,903         53,767,916                  0         61,795,819
Expenses
   Management fees                                         $    1,196,183    $     7,846,842           (251,438)(a)      8,791,587
   Service and distribution fees-Class B and Class E                   --            284,152                 0            284,152
   Administration fees                                             17,822                 --            (17,822)(b)              0
   Deferred expense reimbursement                                      --                 --                                     0
   Trustees\Directors fees and expenses                            15,170             27,510            (15,170)(b)         27,510
   Custodian                                                       67,802            244,174            (53,461)(b)        258,515
   Transfer agent fees                                                611                 --               (611)(b)              0
   Audit and tax services                                          36,050             40,969            (36,050)(b)         40,969
   Legal                                                           42,321             21,811                  0             64,132
   Printing                                                       118,098            710,261           (118,098)(b)        710,261
   Insurance                                                        3,704             23,185                  0             26,889
   Miscellaneous expenses                                           8,853             13,729                  0             22,582
                                                           --------------    ---------------   ----------------     --------------
       Total Expenses                                           1,506,614          9,212,633           (492,649)        10,226,598
   Expense Reductions                                              (2,435)                --                 --             (2,435)
   Management fee waivers                                              --                 --                 --                  0
                                                           --------------    ---------------   ----------------     --------------
   Net Expenses                                                 1,504,179          9,212,633          (492,649)         10,224,163
                                                           --------------    ---------------   ----------------     --------------
   Net Income                                                   6,523,724         44,555,283            492,649         51,571,656

Realized and Unrealized Gain (Loss) on Investments
   Net realized gain (loss) on investments                      5,944,453           (230,319)                 0          5,714,134
   Net realized gain (loss) on foreign currency
      transactions                                                319,076            544,137                  0            863,213
   Net realized gain (loss) on options                                                55,965                                55,965
   Net realized gain (loss) on futures transactions                    --       1,521,649.00                  0       1,521,649.00
                                                          --------------    ---------------   ----------------     --------------
   Net realized gain (loss) on futures transactions

   Net realized gain (loss) on investments, foreign
         currency, and futures transactions                     6,263,529          1,891,432                  0          8,154,961
   Net unrealized appreciation (depreciation) on
      investments                                             (23,305,868)      (164,450,968)                 0       (187,756,836)
   Net unrealized appreciation (depreciation) on foreign
      currency transactions                                       (40,171)           300,200                  0            260,029
   Net unrealized appreciation (depreciation) on options                                  --                  0                  0
   Net unrealized appreciation (depreciation) on futures
      transactions                                                     --        (251,817.00)                 0        (251,817.00)
                                                           --------------    ---------------   ----------------     --------------

      Net unrealized gain (loss) on investments, foreign
         currency, and futures transactions                   (23,346,039)      (164,402,585)                 0       (187,748,624)
                                                           --------------    ---------------   ----------------     --------------

   Net gain (loss)                                            (17,082,510)      (162,511,153)                 0       (179,593,663)

  Net increase (decrease) in Net Assets from Operations    $  (10,558,786)   $  (117,955,870)  $        492,649     $ (128,022,007)
                                                           ==============    ===============   ================     ==============

-----------------------------------------------------------------------------------------------------------------------------------
  1  Net of foreign taxes of                                       14,160                  0                                 14,160
  2  Includes income on securities loaned of                      272,185            509,726                                781,911
 (a) Reflects the MSF BlackRock Diversified Portfolio
     investment advisory fee rate.
 (b) Reflects reclassification of certain balances to conform to the MSF BlackRock Diversified Portfolio expense structure.

      Metropolitan Series Fund, Inc.

      Notes to Pro Forma Combining Financial Statements (Unaudited)
      June 30, 2008

1     Description of the Fund

      The Metropolitan Series Fund, Inc., BlackRock Diversified Portfolio ("MSF Portfolio") a series of Metropolitan Series Fund, Inc., is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

      MSF Portfolio consists of three classes of shares, Class A, Class B, and Class E. The classes of shares are identical except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares.

2     Basis of Combination

      The unaudited pro forma statements give effect to the proposed reorganization of the MIST Portfolio in exchange for shares of MSF Portfolioat net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, MSF Portfolio,and the results of operations of MSF Portfolio for pre-combination periods will not be restated.

      The pro forma unaudited combining statements of assets and liabilities and portfolio of investments reflect the financial position of the MIST Portfolio and MSF Portfolio, as though the reorganization occurred as of June 30, 2008.

      The pro forma unaudited statement of operations reflects the results of operations of each of the merged Portfolios for the period ended June 30, 2008 as though the reorganization occurred as of the beginning of the period.

      The pro forma combining statements should be read in conjunction with the financial statements and financial highlights for the MIST Portfolio and MSF Portfolio, which are incorporated by reference in the Statement of Additional Information.

3     Portfolio Valuation

      Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the "Board" or "Directors"). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

      Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the "NOCP"). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

4     Federal Income Taxes

      Each Portfolio has elected to be taxed as a regulated investment company. After the acquisition, MSF Portfolio intends to continue to comply with the requirements of the Internal Revenue Code and regulations hereunder applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The tax cost of investments will remain unchanged for the combined Portfolio.

5     Estimates and Assumptions:

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                           PART C - OTHER INFORMATION

Item 15. Indemnification.

         Section 2-418 of the Maryland General Corporation Law ("MGCL") permits indemnification of a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with any proceeding to which he has been made a party by reason of service as a director, unless it is established that (i) the director's act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, indemnification may not be made in any proceeding by or in the right of the corporation in which the director has been adjudged to be liable to the corporation. In addition, a director may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received. Section 2-418 of the MGCL also requires a corporation, unless limited by its charter, to indemnify a director who has been successful in the defense of a proceeding against reasonable expenses incurred. Reasonable expenses incurred by a director may be paid or reimbursed by a corporation in advance of the final disposition of a proceeding upon the receipt of certain written affirmations and undertakings required by Section 2-418. Unless limited by its charter, a Maryland corporation
(i) may indemnify and advance expenses to an officer to the same extent it may indemnify a director, (ii) is required to indemnify an officer to the extent required for a director, and (iii) may indemnify and advance expenses to an officer who is not a director to such further extent, consistent with law, as provided by the charter, bylaws, action of its board of directors or contract.

         See Article V of the Registrant's Amended and Restated Bylaws dated May 8, 2003, which Bylaws are incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement or Form N-1A (the "Form N-1A Registration Statement) filed on February 4, 2004.

         See Section 12 of the Registrant's Distribution Agreement, which Agreement is incorporated herein by reference to Post-Effective Amendment No. 46 to the Form N-1A Registration Statement filed on February 4, 2008.

         See Section 14 of the Registrant's Transfer Agency Agreement dated April 28, 2003, which Agreement is incorporated herein by reference to Post-Effective Amendment No. 38 to the Form N-1A Registration Statement filed on April 29, 2004.

         The Registrant, at its expense, provides liability insurance for the benefit of its directors and officers.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

         (1)(a) Articles of Incorporation of Registrant, as amended May 23, 1983, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-1A Registration Statement filed on April 30, 1996.

         (1)(b) Articles Supplementary of Registrant, dated October 22, 1984, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-1A Registration Statement filed on April 30, 1996.

         (1)(c) Articles Supplementary of Registrant, dated May 16, 1986, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-1A Registration Statement filed on April 30, 1996.

         (1)(d) Articles Supplementary of Registrant, dated October 6, 1987, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-1A Registration Statement filed on April 30, 1996.

         (1)(e) Articles Supplementary of Registrant, dated January 27, 1988, are incorporated herein by reference to Post-Effective Amendment No. 41 to the Form N-1A Registration Statement filed on April 29, 2005.

         (1)(f) Articles Supplementary of Registrant, dated January 25,1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-1A Registration Statement filed on April 30, 1996.

         (1)(g) Articles Supplementary of Registrant, dated August 3, 1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-1A Registration Statement filed on April 30, 1996.

         (1)(h) Articles Supplementary of Registrant, dated December 17, 1996, are incorporated herein by reference to Post-Effective Amendment No. 18 to the Form N-1A Registration Statement filed on December 18, 1996.

         (1)(i) Articles Supplementary of Registrant, dated September 9, 1998, are incorporated herein by reference to Post-Effective Amendment No. 23 to the Form N-1A Registration Statement filed on January 11, 1999.

         (1)(j) Articles Supplementary of Registrant, dated February 7, 2000, are incorporated herein by reference to Post-Effective Amendment No. 26 to the Form N-1A Registration Statement filed on April 6, 2000.

         (1)(k) Articles Supplementary of Registrant, dated November 2, 2000, are incorporated herein by reference to Post-Effective Amendment No. 28 to the Form N-1A Registration Statement filed on November 30, 2000.

         (1)(l) Articles Supplementary of Registrant, dated February 26, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to the Form N-1A Registration Statement filed on April 4, 2001.

         (1)(m) Articles Supplementary of Registrant, dated April 26, 2002, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Form N-1A Registration Statement filed on April 30, 2003.

         (1)(n) Articles Supplementary of Registrant, dated April 18, 2003, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Form N-1A Registration Statement filed on April 30, 2003.

         (1)(o) Articles Supplementary of Registrant, dated January 30, 2004, are incorporated herein by reference to Post-Effective Amendment No. 41 to the Form N-1A Registration Statement filed on April 29, 2005.

         (1)(p) Articles Supplementary of Registrant, dated April 22, 2004, are incorporated herein by reference to Post-Effective Amendment No. 38 to the Form N-1A Registration Statement filed on April 29, 2004.

         (1)(q) Articles Supplementary of Registrant, dated June 16, 2004, are incorporated herein by reference to Post-Effective Amendment No. 41 to the Form N-1A Registration Statement filed on April 29, 2005.

         (1)(r) Articles Supplementary of Registrant, dated March 3, 2005, are incorporated herein by reference to Post-Effective Amendment No. 41 to the Form N-1A Registration Statement filed on April 29, 2005.

         (1)(s) Articles Supplementary of Registrant, dated May 12, 2005, are incorporated herein by reference to Post-Effective Amendment No. 42 to the Form N-1A Registration Statement filed on February 10, 2006.

         (1)(t) Articles Supplementary of Registrant, dated December 13, 2005, are incorporated herein by reference to Post- Effective Amendment No. 42 to the Form N-1A Registration Statement filed on February 10, 2006.

         (1)(u) Articles Supplementary of Registrant, dated February 3, 2006, is incorporated herein by reference to Post-Effective Amendment No. 44 to the Form N-1A Registration Statement filed on April 28, 2006.

         (1)(v) Articles Supplementary of Registrant, dated February 8, 2007, is incorporated herein by reference to Post-Effective Amendment No. 45 to the Form N-1A Registration Statement filed on April 27, 2007.

         (1)(w) Articles Supplementary of Registrant, dated February 7, 2008, is incorporated herein by reference to Post-Effective Amendment No. 48 to the Form N-1A Registration Statement filed on April 25, 2008.

         (1)(x) Certificate of Correction of Articles of Amendment, dated December 1, 1983, is incorporated herein by reference to Post-Effective Amendment No. 41 to the Form N-1A Registration Statement filed on April 29, 2005.

         (1)(y) Articles of Amendment, dated July 30, 1997, are incorporated herein by reference to Post-Effective Amendment No. 41 to the Form N-1A Registration Statement filed on April 29, 2005.

         (1)(z) Articles of Amendment, dated October 6, 1998, are incorporated herein by reference to Post-Effective Amendment No. 22 to the Form N-1A Registration Statement filed on October 6, 1998.

         (1)(aa) Articles of Amendment, dated February 2, 1999, are incorporated herein by reference to Post-Effective Amendment No. 41 to the Form N-1A Registration Statement filed on April 29, 2005.

         (1)(bb) Articles of Amendment, dated January 11, 2000, are incorporated herein by reference to Post-Effective Amendment No. 25 to the Form N-1A Registration Statement filed on January 19, 2000.

         (1)(cc) Articles of Amendment, dated March 5, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to the Form N-1A Registration Statement filed on April 4, 2001.

         (1)(dd) Articles of Amendment, dated April 26, 2002, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Form N-1A Registration Statement filed on April 30, 2003.

         (1)(ee) Articles of Amendment, dated April 18, 2003, are incorporated herein by reference to Post-Effective Amendment No. 35 to the Form N-1A Registration Statement filed on April 30, 2003.

         (1)(ff) Articles of Amendment, dated December 11, 2003, are incorporated herein by reference to Post-Effective Amendment No. 38 to the Form N-1A Registration Statement filed on April 29, 2004.

         (1)(gg) Articles of Amendment, dated April 22, 2004, are incorporated herein by reference to Post-Effective Amendment No. 38 to the Form N-1A Registration Statement filed on April 29, 2004.

         (1)(hh) Articles of Amendment, dated January 28, 2005, are incorporated herein by reference to Post-Effective Amendment No. 41 to the Form N-1A Registration Statement filed on April 29, 2005.

         (1)(ii) Articles of Amendment, dated April 28, 2005, are incorporated herein by reference to Post-Effective Amendment No. 42 to the Form N-1A Registration Statement filed on February 10, 2006.

         (1)(jj) Articles of Amendment, dated April 25, 2006, is incorporated herein by reference to Post-Effective Amendment No. 44 to the Form N-1A Registration Statement filed on April 28, 2006.

         (1)(kk) Articles of Amendment, dated September 29, 2006, is incorporated herein by reference to Post-Effective Amendment No. 45 to the Form N-1A Registration Statement filed on April 27, 2007.

         (1)(ll) Articles of Amendment, dated November 15, 2007, is incorporated herein by reference to Post-Effective Amendment No. 48 to the Form N-1A Registration Statement filed on April 25, 2008.

         (2)(a) Bylaws of Registrant, as amended January 27, 1988, are incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-1A Registration Statement filed on April 30, 1996.

         (2)(b) Amendment to Bylaws, dated April 24, 1997, are incorporated herein by reference to Post-Effective Amendment No. 20 to the Form N-1A Registration Statement filed on April 2, 1998.

         (2)(c) Amended and Restated Bylaws, dated May 8, 2003, are incorporated herein by reference to Post-Effective Amendment No. 36 to the Form N-1A Registration Statement filed on February 4, 2004.

         (3) None.

         (4) Agreement and Plan of Reorganization (filed as Appendix A to the Prospectus/Proxy Statement included in Part A to this Registration Statement).

         (5) None.

         (6)(a) Advisory Agreement relating to BlackRock Diversified Portfolio of Metropolitan Series Fund, Inc. is incorporated herein by reference to Post-Effective Amendment No. 39 to the Form N-1A Registration Statement filed on February 7, 2005.

         (6)(b) Sub-Advisory Agreement relating to BlackRock Diversified Portfolio of Metropolitan Series Fund, Inc. is incorporated herein by reference to Post-Effective Amendment No. 45 to the Form N-1A Registration Statement filed on April 27, 2007.

         (7) Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 46 to the Form N-1A Registration Statement filed on February 4, 2008.

         (8) None.

         (9)(a) Custodian Agreement with State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-1A Registration Statement filed on April 30, 1996.

         (9)(b) Revised schedule of remuneration is incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-1A Registration Statement filed on April 30, 1996.

         (9)(c) Amendments to Custodian Agreement are incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-1A Registration Statement filed on April 30, 1996.

         (9)(d) Amendment to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 31 to the Form N-1A Registration Statement filed on January 29, 2002.

         (9)(e) Revised Fee Schedule to Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 45 to the Form N-1A Registration Statement filed on April 27, 2007.

         (10)(a) Class B, Class D, Class E and Class F Distribution and Services Plan is incorporated herein by reference to Post-Effective Amendment No. 46 to the Form N-1A Registration Statement filed on February 4, 2008.

         (10)(b) Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 42 to the Form N-1A Registration Statement filed on February 10, 2006.

         (11) Opinion and Consent of Ropes & Gray LLP is filed herewith.

         (12) Tax Opinion and Consent of Sullivan & Worcester LLP. To be filed by amendment.

         (13)(a) Transfer Agency Agreement is incorporated herein by reference to Post-Effective Amendment No. 38 to the Form N-1A Registration Statement filed on April 29, 2004.

         (13)(b) Agreement relating to the use of the "Metropolitan" name and service marks is incorporated herein by reference to Post-Effective Amendment No. 17 to the Form N-1A Registration Statement filed on April 30, 1996.

         (13)(c) Licensing Agreements relating to Morgan Stanley EAFE Index, Russell 2000 Index and Lehman Brothers Aggregate Bond Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 24 to the Form N-1A Registration Statement filed on April 1, 1999.

         (13)(d) Licensing Agreement relating to MetLife Stock Index and MetLife Mid Cap Stock Index Portfolios (fee schedule omitted) is incorporated herein by reference to Post-Effective Amendment No. 26 to the Form N-1A Registration Statement filed on April 6, 2000.

         (13)(e) Form of Participation Agreement is incorporated herein by reference to Post-Effective Amendment No. 45 to the Form N-1A Registration Statement filed on April 27, 2007.

         (13)(f) Expense Agreement is incorporated herein by reference to Post-Effective Amendment No. 48 to the Form N-1A Registration Statement filed on April 25, 2008.

         (14) Consent of Deloitte & Touche LLP is filed herewith.

         (15) Not applicable.

         (16) Powers of Attorney for all signatories, except Elizabeth M. Forget and Peter H. Duffy, are filed herewith.

         (17) Form of Proxy and Voting Instructions for Legg Mason Partners Managed Assets Portfolio of Met Investors Series Trust is filed herewith.

Item 15. Undertakings.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include the tax opinion required by Item 16.12.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Boston, and the Commonwealth of Massachusetts on the 12th day of November, 2008.


                                   Metropolitan Series Fund, Inc.


                                   By:      /s/ ELIZABETH M. FORGET
                                            -----------------------
                                            Elizabeth M. Forget
                                            President


         As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ ELIZABETH M. FORGET                         President and Chief Executive Officer       November 12, 2008
-----------------------
Elizabeth M. Forget                             (Principal Executive Officer)
H. JESSE ARNELLE*                               Director                                    November 12, 2008
-----------------
H. Jesse Arnelle


STEVE A. GARBAN*                                Director                                    November 12, 2008
----------------
Steve A. Garban


NANCY HAWTHORNE*                                Director                                    November 12, 2008
----------------
Nancy Hawthorne


JOHN T. LUDES*                                  Director                                    November 12, 2008
--------------
John T. Ludes

MICHAEL S. SCOTT MORTON*                        Director                                    November 12, 2008
------------------------
Michael S. Scott Morton


LINDA B. STRUMPF*                               Director                                    November 12, 2008
-----------------
Linda B. Strumpf


ARTHUR G. TYPERMASS*                            Director                                    November 12, 2008
--------------------
Arthur G. Typermass



                                                Treasurer (Principal Financial              November 12, 2008
/s/  PETER H. DUFFY                             and Accounting Officer)
-------------------
----------------------------------------------
Peter H. Duffy

*By:  /s/ PETER H. DUFFY                November 12, 2008
      ------------------
        Peter H. Duffy
         Attorney-in-Fact


                                  EXHIBIT INDEX
Exhibit
   No.

     11   Opinion and Consent of Ropes & Gray LLP

     14   Consent of Deloitte & Touche LLP

     16 Powers of Attorney for all signatories, except Elizabeth M. Forget and Peter H. Duffy

     17 Form of Proxy and Voting Instructions for Legg Mason Partners Managed Assets Portfolio of Met Investors Series Trust